          As filed with the Securities and Exchange Commission on April 10, 2003


                                                     1933 Act File No. 333-10294
                                                     1940 Act File No. 811-21294

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Pre-effective Amendment No.  1                                               [X]
                            ---

Post-effective Amendment No. ___                                             [_]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

         Amendment No.  1
                       ---                                                   [X]

                               Munder Series Trust
               (Exact Name of Registrant as Specified in Charter)

        480 Pierce Street, Birmingham, Michigan                  48009
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 438-5789

                             Stephen J. Shenkenberg
                             c/o Munder Series Trust
                                480 Pierce Street
                           Birmingham, Michigan 48009
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Jane A. Kanter, Esquire
                                   Dechert LLP
                               1775 I Street, N.W.
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check the appropriate box)

      [_] immediately upon filing pursuant to paragraph (b)  [_] on date (date) pursuant to paragraph (a)(1)
      [_] on (date) pursuant to paragraph (b)                [_] 75 days after filing pursuant to paragraph (a)(2)
      [_] 60 days after filing pursuant to paragraph (a)(1)  [_] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
      [_] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

                         ------------------------------

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                              MUNDER BALANCED FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Balanced Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER BALANCED FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                            1994           (5.19)
                            1995           23.55
                            1996           12.86
                            1997           17.98
                            1998           10.95
                            1999           19.40
                            2000           14.68
                            2001           (3.14)
                            2002          (13.16)

                      Year-to-date through 3/31/03: (1.11)%

           Best Quarter:      18.54%         (quarter ended 3/31/00)
           Worst Quarter:     (9.55)%        (quarter ended 9/30/98)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-----------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                                 1 Year    5 Year    Inception
                                                                                   %         %         %/(1)/
-----------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (13.16)     5.03        7.88
-----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             (13.71)     1.36        5.11
-----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                      (8.06)     2.94        5.58
-----------------------------------------------------------------------------------------------------------------
Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (21.55)    (0.71)       8.72
-----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)       9.11
-----------------------------------------------------------------------------------------------------------------
Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           (9.60)     3.00        8.30
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                                 1 Year    5 Year    Inception
                                                                                   %         %         %/(1)/
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (18.23)     3.67        7.24
-----------------------------------------------------------------------------------------------------------------
Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (21.55)    (0.71)       9.10
-----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)       9.48
-----------------------------------------------------------------------------------------------------------------
Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           (9.60)     3.00        8.51
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (18.33)     3.78        8.32
-----------------------------------------------------------------------------------------------------------------
Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (21.55)    (0.71)       9.83
-----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)      10.28
-----------------------------------------------------------------------------------------------------------------
Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           (9.60)     3.00        9.33
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (14.86)     4.06        6.81
-----------------------------------------------------------------------------------------------------------------
Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (21.55)    (0.71)       6.09
-----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)       6.45
-----------------------------------------------------------------------------------------------------------------
Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           (9.60)     3.00        6.89
-----------------------------------------------------------------------------------------------------------------

--------------------
(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 4/13/93, 4/30/93, 6/21/94 and 1/24/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 4/1/93, 5/1/93, 7/1/94 and 2/1/96, respectively.

(2) The Russell 3000 Index measures the performance of the 3,000 largest U.S. publicly traded securities. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary index from the S&P(R) 500 Index to the Russell 3000 Index to better reflect the market in which the Fund invests. The Russell 3000/Lehman Blended Index is a blended index made up of 60% Russell 3000 Index and 40% Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which includes all publicly issued debt of the U.S. government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which includes all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

3. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 9 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

         --  Investment Strategy

             The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

4. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 11 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

5. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 13 of the Prospectus, the second bullet point on page 14 is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

6. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 20 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this

         Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

7. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

         A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

8. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

         A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

9. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

10.      The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Balanced Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
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[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


      MUNDER BALANCED FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             4
             Fees and Expenses                                       6
             Glossary                                                7

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       8
             Other Investment Strategies and Risks                   9

      YOUR INVESTMENT
             Purchasing Shares                                       13
             Exchanging Shares                                       13
             Redeeming Shares                                        13
             Share Class Selection                                   13

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 14
             CDSCs                                                   15

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              15
             Other Information                                       16

      VALUING FUND SHARES                                            16

      DISTRIBUTIONS                                                  17

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  18
             Taxes on Sales or Exchanges                             18
             Other Considerations                                    19

      MANAGEMENT OF THE FUND
             Investment Advisor                                      19
             Portfolio Managers                                      19

      FINANCIAL HIGHLIGHTS                                           20

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Balanced Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide an attractive investment return through a combination of long-term growth of capital and current income.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents. The Fund normally will invest at least 25% of its assets in fixed income securities and no more than 75% of its assets in equity securities.The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund's assets to the three asset groups based on its view of the following factors, among others:

 - general market and economic conditions and trends;
 - interest rates and inflation rates;
 - fiscal and monetary developments; and
 - long-term corporate earnings growth.

Equity securities are chosen on the basis of above-average and sustainable earnings growth, financial stability and attractive valuation.

The Fund's equity securities may include:

 - common stocks;
 - preferred stocks;
 - securities convertible into common stocks; and
 - rights and warrants.

Fixed income strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund's fixed income securities may include:

 - U.S. Government securities;
 - corporate obligations; and
 - mortgage and other asset-backed securities.

The Fund's investments may also include, to a lesser extent:

 - U.S. dollar-denominated obligations of foreign governments (i.e. yankee bonds);
 - zero coupon bonds;
 - variable and floating rate securities; and
 - stripped securities.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest up to 5% of its assets in lower-rated debt securities. The dollar-weighted average maturity of the Fund's fixed income securities will generally range between three and ten years.

The Fund's cash equivalents are short-term, high-quality money market instruments and repurchase agreements and may include:

 - commercial paper;
 - bankers' acceptances and certificates of deposit;
 - corporate obligations; and
 - U.S. Government securities.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Investment Grade Securities Risk Fixed income securities are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Prepayment Risk
  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and other selected indices.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Balanced Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1994 (5.19)
1995 23.55
1996 12.86
1997 17.98
1998 10.95
1999 19.40
2000 14.68
2001 (3.14)

                      YTD through 9/30/02 (15.02%)

                      Best Quarter        Q1 2000  18.54%
                      Worst Quarter       Q3 1998  (9.55%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                                  Since
                                                                                1 Year  5 Years Inception
                                                                                  %        %     %/(1)/
CLASS Y
  Return Before Taxes                                                            (3.14)  11.66    10.59
  Return After Taxes on Distributions                                            (3.86)   7.29     7.51
  Return After Taxes on Distributions and Sale of Fund Shares                    (1.93)   7.97     7.62
  Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.46)  10.14    12.85
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (11.88)  10.70    13.40
  Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                            (3.22)   9.35    10.74
CLASS A
  Return Before Taxes                                                            (8.74)  10.24     9.93
  Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.46)  10.14    13.33
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (11.88)  10.70    13.86
  Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                            (3.22)   9.35    11.01
CLASS B
  Return Before Taxes                                                            (8.95)  10.37    11.64
  Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.46)  10.14    14.87
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (11.88)  10.70    15.51
  Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                            (3.22)   9.35    12.33
CLASS C
  Return Before Taxes                                                            (5.13)  10.62    10.78
  Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.46)  10.14    11.64
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (11.88)  10.70    12.22
  Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                            (3.22)   9.35     9.96

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 4/13/93, 4/30/93, 6/21/94 and 1/24/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 4/1/93, 5/1/93, 7/1/94 and 2/1/96, respectively.
(2)The Russell 3000 Index measures the performance of the 3,000 largest U.S. publicly traded securities. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary index from the S&P(R) 500 Index to the Russell 3000 Index to better reflect the market in which the Fund invests. The Russell 3000/Lehman Blended Index is a blended index of the 60% Russell 3000 Index and 40% Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which includes all publicly issued debt of the U.S. government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which includes all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                       5.5%(a)   None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.65%    0.65%   0.65%  0.65%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.47%    0.47%   0.47%  0.47%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         1.37%    2.12%   2.12%  1.12%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  682  $  715     $  215    $  315   $  215  $  114
         3 Years  $  960  $  964     $  664    $  664   $  664  $  356
         5 Years  $1,259  $1,339     $1,139    $1,139   $1,139  $  617
         10 Years $2,106  $2,258***  $2,258*** $2,452   $2,452  $1,363

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)
MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

- Investment Strategy
  The Fund may invest a portion of its assets in asset-backed securities.

- Special Risks
  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

  Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

 . BBB- or higher by S&P;
 . Baa3 or higher by Moody's; or
 . BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy
  Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Special Risks
  Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or an agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instrument and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks
  Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

                                                                YOUR INVESTMENT
             -----------------------------------------


PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Balanced Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived in certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         ---------------------------------------------


12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------


The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

                                                                  DISTRIBUTIONS
             -----------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

18


FEDERAL TAX CONSIDERATIONS
------------------------------------------------------


Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
                  -------------------------------


INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.65% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

BALANCED FUND(a)                                 Year        Year       Year       Year     Year
(CLASS A)                                       Ended       Ended      Ended      Ended     Ended
                                              6/30/02(c)  6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                               Class A     Class A    Class A    Class A   Class A
                                              ----------  ---------- ---------- ---------- -------
Net asset value, beginning of period           $ 10.25     $ 12.13     $12.96     $13.48   $13.01
                                               -------     -------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income                             0.16(d)     0.19       0.15       0.21     0.30
Net realized and unrealized gain/(loss) on
 investments                                     (1.04)      (0.26)      2.40       1.02     1.66
                                               -------     -------     ------     ------   ------
Total from investment operations                 (0.88)      (0.07)      2.55       1.23     1.96
                                               -------     -------     ------     ------   ------
Less distributions:
Dividends from net investment income             (0.15)      (0.18)     (0.13)     (0.23)   (0.32)
Distributions in excess of net investment
 income                                             --          --      (0.02)        --       --
Distributions from net realized gains               --       (1.35)     (3.23)     (1.52)   (1.17)
Distributions in excess of net realized gains       --       (0.28)        --         --       --
                                               -------     -------     ------     ------   ------
Total distributions                              (0.15)      (1.81)     (3.38)     (1.75)   (1.49)
                                               -------     -------     ------     ------   ------
Net asset value, end of period                 $  9.22     $ 10.25     $12.13     $12.96   $13.48
                                               =======     =======     ======     ======   ======
Total return (b)                                 (8.60)%     (1.23)%    27.17%     10.76%   15.93%
                                               =======     =======     ======     ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $26,336     $20,621     $6,229     $1,572   $  844
Ratio of operating expenses to average net
 assets                                           1.37%       1.31%      1.26%      1.22%    1.17%
Ratio of net investment income to average
 net assets                                       1.59%       1.80%      1.33%      1.73%    2.41%
Portfolio turnover rate                             79%        165%       176%       116%      79%
Ratio of operating expenses to average net
 assets without expense waivers                   1.37%       1.31%      1.26%      1.22%    1.17%

--------------------------------------------------------------------------------

(a)The Munder Balanced Fund Class A Shares commenced operations on April 30,
   1993.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been the same as listed above for Class A Shares and the ratio of net investment income to average net assets would have been 1.60% for Class A Shares.

BALANCED FUND(a)                                 Year         Year       Year         Year     Year
(CLASS B)                                       Ended        Ended      Ended        Ended     Ended
                                              6/30/02(c)   6/30/01(c) 6/30/00(c)   6/30/99(c) 6/30/98
                                               Class B      Class B    Class B      Class B   Class B
                                              ----------   ---------- ----------   ---------- -------
Net asset value, beginning of period           $ 10.16      $ 12.08     $12.92       $13.44   $12.97
                                               -------      -------     ------       ------   ------
Income/(Loss) from investment operations:
Net investment income                             0.08(e)      0.11       0.07         0.12     0.21
Net realized and unrealized gain/(loss) on
 investments                                     (1.01)       (0.30)      2.38         1.01     1.64
                                               -------      -------     ------       ------   ------
Total from investment operations                 (0.93)       (0.19)      2.45         1.13     1.85
                                               -------      -------     ------       ------   ------
Less distributions:
Dividends from net investment income             (0.08)       (0.10)     (0.06)       (0.13)   (0.21)
Distributions in excess of net investment
 income                                             --           --      (0.00)(d)       --       --
Distributions from net realized gains               --        (1.35)     (3.23)       (1.52)   (1.17)
Distributions in excess of net realized gains       --        (0.28)        --           --       --
                                               -------      -------     ------       ------   ------
Total distributions                              (0.08)       (1.73)     (3.29)       (1.65)   (1.38)
                                               -------      -------     ------       ------   ------
Net asset value, end of period                 $  9.15      $ 10.16     $12.08       $12.92   $13.44
                                               =======      =======     ======       ======   ======
Total return (b)                                 (9.16)%      (2.30)%    26.22%        9.96%   15.11%
                                               =======      =======     ======       ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $48,006      $47,329     $9,582       $1,829   $  647
Ratio of operating expenses to average net
 assets                                           2.12%        2.06%      2.01%        1.97%    1.92%
Ratio of net investment income to average
 net assets                                       0.84%(e)     1.05%      0.58%        0.94%    1.66%
Portfolio turnover rate                             79%         165%       176%         116%      79%
Ratio of operating expenses to average net
 assets without expense waivers                   2.12%        2.06%      2.01%        1.97%    1.92%

--------------------------------------------------------------------------------

(a)The Munder Balanced Fund Class B Shares commenced operations on June 21,
   1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been the same as listed above for Class B Shares and the ratio of net investment income to average net assets would have been 0.85% for Class B Shares.

BALANCED FUND(a)                                 Year         Year       Year       Year     Year
(CLASS C)                                       Ended        Ended      Ended      Ended     Ended
                                              6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                               Class C      Class C    Class C    Class C   Class C
                                              ----------   ---------- ---------- ---------- -------
Net asset value, beginning of period           $ 10.20      $ 12.12     $12.95     $13.45   $12.99
                                               -------      -------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income                             0.08(d)      0.11       0.07       0.12     0.22
Net realized and unrealized gain/(loss) on
 investments                                     (1.01)       (0.30)      2.39       1.03     1.62
                                               -------      -------     ------     ------   ------
Total from investment operations                 (0.93)       (0.19)      2.46       1.15     1.84
                                               -------      -------     ------     ------   ------
Less distributions:
Dividends from net investment income             (0.08)       (0.10)     (0.05)     (0.13)   (0.21)
Distributions in excess of net investment
 income                                             --           --      (0.01)        --       --
Distributions from net realized gains               --        (1.35)     (3.23)     (1.52)   (1.17)
Distributions in excess of net realized gains       --        (0.28)        --         --       --
                                               -------      -------     ------     ------   ------
Total distributions                              (0.08)       (1.73)     (3.29)     (1.65)   (1.38)
                                               -------      -------     ------     ------   ------
Net asset value, end of period                 $  9.19      $ 10.20     $12.12     $12.95   $13.45
                                               =======      =======     ======     ======   ======
Total return (b)                                 (9.12)%      (2.38)%    26.33%     10.11%   15.00%
                                               =======      =======     ======     ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $20,041      $24,364     $5,145     $  360   $  115
Ratio of operating expenses to average net
 assets                                           2.12%        2.06%      2.01%      1.97%    1.92%
Ratio of net investment income to average
 net assets                                       0.84%(d)     1.05%      0.58%      0.94%    1.66%
Portfolio turnover rate                             79%         165%       176%       116%      79%
Ratio of operating expenses to average net
 assets without expense waivers                   2.12%        2.06%      2.01%      1.97%    1.92%

--------------------------------------------------------------------------------

(a)The Munder Balanced Fund Class C Shares commenced operations on January 24, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been the same as listed above for Class C Shares and the ratio of net investment income to average net assets would have been 0.85% for Class C Shares.

BALANCED FUND(a)                                 Year         Year       Year       Year     Year
(CLASS Y)                                       Ended        Ended      Ended      Ended     Ended
                                              6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                               Class Y      Class Y    Class Y    Class Y   Class Y
                                              ----------   ---------- ---------- ---------- -------
Net asset value, beginning of period            $10.20      $ 12.14     $12.98    $ 13.48   $ 13.01

                                                ------      -------     ------    -------   -------
Income/(Loss) from investment operations:
Net investment income                             0.18(d)      0.22       0.18       0.26      0.37
Net realized and unrealized gain/(loss) on
 investments                                     (1.02)       (0.32)      2.39       1.02      1.62

                                                ------      -------     ------    -------   -------
Total from investment operations                 (0.84)       (0.10)      2.57       1.28      1.99

                                                ------      -------     ------    -------   -------
Less distributions:
Dividends from net investment income             (0.18)       (0.21)     (0.18)     (0.26)    (0.35)
Distributions from net realized gains               --        (1.35)     (3.23)     (1.52)    (1.17)
Distributions in excess of net realized gains       --        (0.28)        --         --        --

                                                ------      -------     ------    -------   -------
Total distributions                              (0.18)       (1.84)     (3.41)     (1.78)    (1.52)

                                                ------      -------     ------    -------   -------
Net asset value, end of period                  $ 9.18      $ 10.20     $12.14    $ 12.98   $ 13.48

                                                ======      =======     ======    =======   =======
Total return (b)                                 (8.31)%      (1.46)%    27.33%     11.21%    16.23%

                                                ======      =======     ======    =======   =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)            $9,634      $10,821     $5,430    $15,816   $47,215
Ratio of operating expenses to average net
 assets                                           1.12%        1.06%      1.01%      0.97%     0.92%
Ratio of net investment income to average
 net assets                                       1.84%(d)     2.05%      1.58%      2.09%     2.66%
Portfolio turnover rate                             79%         165%       176%       116%       79%
Ratio of operating expenses to average
 net assets without expense waivers               1.12%        1.06%      1.01%      0.97%     0.92%

--------------------------------------------------------------------------------

(a)The Munder Balanced Fund Class Y Shares commenced operations on April 13,
   1993.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been the same as listed above for Class Y Shares and the ratio of net investment income to average net assets would have been 1.85% for Class Y Shares.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-5899

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROBLNC1002

                                MUNDER BOND FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Bond Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, (1) the reference to "and other fixed income securities" in the first paragraph is hereby deleted; (2) all references to "fixed income securities" or "fixed income investments" are hereby replaced with the word "bonds"; (3) the phrase ", but may invest up to 5% of its assets in lower-rated debt securities, including `junk' bonds" in the first sentence of the sixth paragraph is hereby deleted in its entirety; and (4) the introductory phrase in the third paragraph of that section is hereby replaced in its entirety with the following: "Bonds in which the Fund may invest also include, to a lesser extent:".

     In addition, all references to the terms "fixed income security" or "fixed income securities" under the heading "Goal and Principal Investment Strategies - Principal Risks," which begins on page 2 of the Prospectus, are hereby replaced with the word "bond" and "bonds," respectively.

3. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER BOND FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                             1993              11.17
                             1994              (4.09)
                             1995              17.74
                             1996               2.72
                             1997               8.85
                             1998               8.90
                             1999              (2.94)
                             2000              10.28
                             2001               6.26
                             2002               7.37

                       Year-to-date through 3/31/03: 1.63%

               Best Quarter:     5.88%         (quarter ended 6/30/95)
               Worst Quarter:   (3.34)%        (quarter ended 3/31/94)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Since
                                                                                    1 Year    5 Years    10 Years   Inception
                                                                                      %          %          %         %/(1)/
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  7.37       5.87       6.44        6.28
--------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                  5.02       3.30       3.83        3.69
--------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                          4.46       3.39       3.84        3.74
--------------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index/(2)/ (reflects no deductions for fees, expenses or      10.27       7.54       7.51        7.53
     taxes)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)      10.41       7.42       7.69        7.96
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  2.77       4.73       5.77        5.83
--------------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index/(2)/ (reflects no deductions for fees, expenses or      10.27       7.54       7.51        7.62
     taxes)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)      10.41       7.42       7.69        7.81
--------------------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  1.29       4.48         --        5.31
--------------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index/(2)/ (reflects no deductions for fees, expenses or
     taxes)                                                                         10.27       7.54         --        7.63
--------------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)      10.41       7.42         --        7.61
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  5.37       4.84         --        5.27
--------------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index/(2)/ (reflects no deductions for fees, expenses or
     taxes)                                                                         10.27       7.54         --        7.84
--------------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)      10.41       7.42         --        7.83
--------------------------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 12/9/92, 3/13/96 and 3/25/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 12/1/91, 12/1/92, 3/1/96 and 4/1/96, respectively.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Blended Index is a blended index made up of 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Credit Index. The Lehman Brothers Credit Index is an unmanaged index made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 10 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

       --   Investment Strategy
            The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 331/3% of its assets to meet redemptions.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 11 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 13 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

       Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

7. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 20 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

8. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

9. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

10. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

11.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Bond Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


      MUNDER BOND FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             4
             Fees and Expenses                                       6
             Glossary                                                7

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       8
             Other Investment Strategies and Risks                   10

      YOUR INVESTMENT
             Purchasing Shares                                       12
             Exchanging Shares                                       13
             Redeeming Shares                                        13
             Share Class Selection                                   13

      APPLICABLE SALES CHARGES
             Front-End Sales Charge-Class A Shares                   14
             CDSCs                                                   14

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              15
             Other Information                                       16

      VALUING FUND SHARES                                            16

      DISTRIBUTIONS                                                  17

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  18
             Taxes on Sales or Exchanges                             18
             Other Considerations                                    18

      MANAGEMENT OF THE FUND
             Investment Advisor                                      19
             Portfolio Managers                                      19
             Performance Information                                 19

      FINANCIAL HIGHLIGHTS                                           20

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Bond Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goals and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's primary goal is to provide a high level of current income. Its secondary goal is capital appreciation.

These goals are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds and other fixed income securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Fixed income securities in which the Fund typically invests may include:

 - U.S. Government securities and repurchase agreements collateralized by such securities;
 - obligations of domestic banks and corporations; and
 - mortgage and other asset-backed securities.

The Fund's fixed income investments may also include, to a lesser extent:
 - obligations of state, local and foreign governments;
 - obligations of foreign banks and corporations;
 - zero coupon bonds, debentures and convertible debentures; and
 - stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issuers. The advisor invests in all bond market sectors and actively trades across issuers and sectors.

The Fund's dollar-weighted average maturity will generally range between six and twenty-two years.

The Fund will generally purchase only fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest up to 5% of its assets in lower-rated debt securities, including "junk" bonds.

The Fund may engage in short-term trading of portfolio securities. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Prepayment Risk
  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

- Foreign Securities Risk
  Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

- Investment Grade Securities Risk
  Fixed income securities are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

- When-Issued Securities and Delayed Delivery Risk
  A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Bond Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1992     1.14
1993    11.17
1994    (4.09)
1995    17.74
1996     2.72
1997     8.85
1998     8.90
1999    (2.94)
2000    10.28
2001     6.26

                      YTD through 9/30/02 6.35%

                      Best Quarter        Q2 1995  5.88%
                      Worst Quarter       Q1 1994 (3.34%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                          Since
                                                                1 Year 5 Years 10 Years Inception
                                                                  %       %       %      %/(1)/
CLASS Y
  Return Before Taxes                                            6.26   6.16     5.81     6.17
  Return After Taxes on Distributions                            3.69   3.54     3.18     3.56
  Return After Taxes on Distributions and Sale of Fund Shares    3.78   3.61     3.33     3.65
  Lehman Aggregate Bond Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                      8.42   7.43     7.23     7.48
  Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                            9.41   7.33     7.46     7.72
CLASS A
  Return Before Taxes                                            1.62   5.02      N/A     5.69
  Lehman Aggregate Bond Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                      8.42   7.43      N/A     7.33
  Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                            9.41   7.33      N/A     7.52
CLASS B
  Return Before Taxes                                            0.12   4.79      N/A     5.01
  Lehman Aggregate Bond Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                      8.42   7.43      N/A     7.18
  Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                            9.41   7.33      N/A     7.13
CLASS C
  Return Before Taxes                                            4.08   5.14      N/A     5.08
  Lehman Aggregate Bond Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                      8.42   7.43      N/A     7.42
  Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                            9.41   7.33      N/A     7.39

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 12/9/92, 3/13/96 and 3/25/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 12/1/91, 12/1/92, 3/1/96 and 4/1/96, respectively.
(2)The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Blended Index is a blended index made up of 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Credit Index. The Lehman Brothers Credit Index is an unmanaged index made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                        4%(a)    None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.50%    0.50%   0.50%  0.50%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.20%    0.20%   0.20%  0.20%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         0.95%    1.70%   1.70%  0.70%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  493  $  673     $  173    $  273   $  173   $ 72
         3 Years  $  691  $  836     $  536    $  536   $  536   $224
         5 Years  $  904  $1,123     $  923    $  923   $  923   $390
         10 Years $1,520  $1,808***  $1,808*** $2,009   $2,009   $871

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks of broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).

- Investment Strategy
  The Fund may invest a portion of its assets in asset-backed securities.

- Special Risks
  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

  Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

 . BBB- or higher by S&P;
 . Baa3 or higher by Moody's; or
 . BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy
  Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Special Risks
  Although securities rated BBB- by S&P or Fitch or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or rated security's rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------
BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, use derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks
  Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $100,000                  4.00     4.17      3.75
        $100,000 but less than $250,000     3.00     3.09      2.75
        $250,000 but less than $500,000     2.00     2.04      1.75
        $500,000 but less than $1,000,000   1.25     1.27      1.00
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.
                                                                  DISTRIBUTIONS
             -----------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).

Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

PERFORMANCE INFORMATION

The table below contains performance information for the Fund, which was created through the conversion of a collective trust fund that had an investment objective and strategies that were materially similar to those of the Fund. Immediately before and after the conversion, the same person managed both the collective trust fund and the Fund.

The table for the Fund:

 - includes the average annual total returns of the collective trust fund prior to the conversion and the average annual total returns of the Fund after the conversion;
 - assumes that net investment income and dividends have been reinvested;
 - assumes that the collective trust fund paid the same levels of fees and expenses as the Fund currently pays although the actual expenses of the collective trust fund may have been lower;
 - does not reflect any potential negative impact on the collective trust fund's performance if it had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue
   Code) as the Fund; and
 - indicates past performance only and does not predict future results.

                                                  Lehman
                                                 Brothers
                                        Munder   Aggregate
                                      Bond Fund    Bond
                      Period Ended    (Class Y)*  Index**
                      June 30, 2002       %          %
                      -------------   ---------- ---------
                      1 Year             4.78      8.63
                      5 Years            6.03      7.57
                      10 Years           5.72      7.34
                      Since Inception
                       (2/29/60)         6.53       N/A

--------------------------------------------------------------------------------

  *Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund.
 **Lehman Brothers Aggregate Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

BOND FUND(a)                               Year         Year       Year       Year       Year
(CLASS A)                                 Ended        Ended      Ended      Ended      Ended
                                        6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                         Class A      Class A    Class A    Class A    Class A
                                        ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period      $ 9.49       $ 9.23     $ 9.62     $ 9.99     $ 9.58
                                          ------       ------     ------     ------     ------
Income from investment operations:
Net investment income                       0.53(d)      0.60       0.57       0.57       0.59
Net realized and unrealized gain/(loss)
 on investments                            (0.12)        0.28      (0.33)     (0.39)      0.39
                                          ------       ------     ------     ------     ------
Total from investment operations            0.41         0.88       0.24       0.18       0.98
                                          ------       ------     ------     ------     ------
Less distributions:
Dividends from net investment income       (0.56)       (0.62)     (0.57)     (0.55)     (0.57)
Distributions from net realized capital
 gain                                         --           --      (0.06)        --         --
                                          ------       ------     ------     ------     ------
Total distributions                        (0.56)       (0.62)     (0.63)     (0.55)     (0.57)
                                          ------       ------     ------     ------     ------
Net asset value, end of period            $ 9.34       $ 9.49     $ 9.23     $ 9.62     $ 9.99
                                          ======       ======     ======     ======     ======
Total return (b)                            4.41%        9.80%      2.57%      1.72%     10.45%
                                          ======       ======     ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)      $6,697       $6,139     $2,652     $2,515     $1,529
Ratio of operating expenses to average
 net assets                                 0.95%        0.98%      0.99%      0.97%      0.96%
Ratio of net investment income to
 average net assets                         5.59%(d)     6.30%      6.10%      5.77%      5.93%
Portfolio turnover rate                      185%         347%       205%       142%       222%
Ratio of operating expenses to average
 net assets without expense waivers         0.95%        0.98%      0.99%      0.97%      0.96%

--------------------------------------------------------------------------------

(a)The Munder Bond Fund Class A Shares commenced operations on December 9, 1992.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.55 for Class A Shares and the ratio of net investment income to average net assets would have been 5.84% for Class A Shares.

BOND FUND(a)                               Year         Year       Year       Year       Year
(CLASS B)                                 Ended        Ended      Ended      Ended      Ended
                                        6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                         Class B      Class B    Class B    Class B    Class B
                                        ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period      $ 9.50       $ 9.23     $ 9.61     $ 9.99     $ 9.57
                                          ------       ------     ------     ------     ------
Income from investment operations:
Net investment income                       0.46(d)      0.53       0.50       0.50       0.51
Net realized and unrealized gain/(loss)
 on investments                            (0.12)        0.29      (0.32)     (0.41)      0.40
                                          ------       ------     ------     ------     ------
Total from investment operations            0.34         0.82       0.18       0.09       0.91
                                          ------       ------     ------     ------     ------
Less distributions:
Dividends from net investment income       (0.49)       (0.55)     (0.50)     (0.47)     (0.49)
Distributions from net realized capital
 gain                                         --           --      (0.06)        --         --
                                          ------       ------     ------     ------     ------
Total distributions                        (0.49)       (0.55)     (0.56)     (0.47)     (0.49)
                                          ------       ------     ------     ------     ------
Net asset value, end of period            $ 9.35       $ 9.50     $ 9.23     $ 9.61     $ 9.99
                                          ======       ======     ======     ======     ======
Total return (b)                            3.63%        9.10%      1.90%      0.86%      9.75%
                                          ======       ======     ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)      $7,255       $6,833     $3,514     $2,610     $  685
Ratio of operating expenses to average
 net assets                                 1.70%        1.73%      1.74%      1.72%      1.72%
Ratio of net investment income to
 average net assets                         4.84%(d)     5.55%      5.35%      5.02%      5.18%
Portfolio turnover rate                      185%         347%       205%       142%       222%
Ratio of operating expenses to average
 net assets without expense waivers         1.70%        1.73%      1.74%      1.72%      1.72%

--------------------------------------------------------------------------------

(a)The Munder Bond Fund Class B Shares commenced operations on March 13, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.48 for Class B Shares and the ratio of net investment income to average net assets would have been 5.09% for Class B Shares.

BOND FUND(a)                               Year         Year       Year       Year       Year
(CLASS C)                                 Ended        Ended      Ended      Ended      Ended
                                        6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                         Class C      Class C    Class C    Class C    Class C
                                        ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period      $ 9.54       $ 9.27     $ 9.66     $10.03     $ 9.60
                                          ------       ------     ------     ------     ------
Income from investment operations:
Net investment income                       0.46(d)      0.53       0.50       0.50       0.52
Net realized and unrealized gain/(loss)
 on investments                            (0.12)        0.29      (0.33)     (0.40)      0.40
                                          ------       ------     ------     ------     ------
Total from investment operations            0.34         0.82       0.17       0.10       0.92
                                          ------       ------     ------     ------     ------
Less distributions:
Dividends from net investment income       (0.49)       (0.55)     (0.50)     (0.47)     (0.49)
Distributions from net realized capital
 gain                                         --           --      (0.06)        --         --
                                          ------       ------     ------     ------     ------
Total distributions                        (0.49)       (0.55)     (0.56)     (0.47)     (0.49)
                                          ------       ------     ------     ------     ------
Net asset value, end of period            $ 9.39       $ 9.54     $ 9.27     $ 9.66     $10.03
                                          ======       ======     ======     ======     ======
Total return (b)                            3.61%        9.06%      1.79%      0.95%      9.84%
                                          ======       ======     ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)      $  988       $  930     $  338     $  431     $   63
Ratio of operating expenses to average
 net assets                                 1.70%        1.73%      1.74%      1.72%      1.72%
Ratio of net investment income to
 average net assets                         4.84%(d)     5.55%      5.35%      5.02%      5.18%
Portfolio turnover rate                      185%         347%       205%       142%       222%
Ratio of operating expenses to average
 net assets without expense waivers         1.70%        1.73%      1.74%      1.72%      1.72%

--------------------------------------------------------------------------------

(a)The Munder Bond Fund Class C Shares commenced operations on March 25, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.48 for Class C Shares and the ratio of net investment income to average net assets would have been 5.09% for Class C Shares.

BOND FUND(a)                               Year         Year       Year       Year       Year
(CLASS Y)                                 Ended        Ended      Ended      Ended      Ended
                                        6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                         Class Y      Class Y    Class Y    Class Y    Class Y
                                        ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period     $  9.50      $   9.24   $   9.62   $   9.99   $   9.58

                                         -------      --------   --------   --------   --------
Income from investment operations:
Net investment income                       0.56(d)       0.62       0.59       0.60       0.61
Net realized and unrealized gain/(loss)
 on investments                            (0.12)         0.29      (0.32)     (0.40)      0.39

                                         -------      --------   --------   --------   --------
Total from investment operations            0.44          0.91       0.27       0.20       1.00

                                         -------      --------   --------   --------   --------
Less distributions:
Dividends from net investment income       (0.58)        (0.65)     (0.59)     (0.57)     (0.59)
Distributions from net realized capital
 gain                                         --            --      (0.06)        --         --

                                         -------      --------   --------   --------   --------
Total distributions                        (0.58)        (0.65)     (0.65)     (0.57)     (0.59)

                                         -------      --------   --------   --------   --------
Net asset value, end of period           $  9.36      $   9.50   $   9.24   $   9.62   $   9.99

                                         =======      ========   ========   ========   ========
Total return (b)                            4.78%        10.07%      2.94%      1.97%     10.72%

                                         =======      ========   ========   ========   ========
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)     $72,628      $111,198   $115,171   $200,753   $221,427
Ratio of operating expenses to average
 net assets                                 0.70%         0.73%      0.74%      0.72%      0.72%
Ratio of net investment income to
 average net assets                         5.84%(d)      6.55%      6.35%      6.02%      6.18%
Portfolio turnover rate                      185%          347%       205%       142%       222%
Ratio of operating expenses to average
 net assets without expense waivers         0.70%         0.73%      0.74%      0.72%      0.72%

--------------------------------------------------------------------------------

(a)The Munder Bond Fund Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.58 for Class Y Shares and the ratio of net investment income to average net assets would have been 6.09% for Class Y Shares.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROBOND1002

                           MUNDER CASH INVESTMENT FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Cash Investment Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER CASH INVESTMENT FUND CLASS Y

TOTAL RETURN (%)
per calendar year

                            1993                2.72
                            1994                3.78
                            1995                5.58
                            1996                5.02
                            1997                5.19
                            1998                5.19
                            1999                4.83
                            2000                6.04
                            2001                3.82
                            2002                1.51

                       Year-to-date through 3/31/03: 0.23%

         Best Quarter:         1.56%        (quarter ended 9/30/00)
         Worst Quarter:        0.30%        (quarter ended 12/31/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

--------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                              1 Year   5 Years    10 Years      Inception
                                                                %         %          %            %/(1)/
--------------------------------------------------------------------------------------------------------------
CLASS Y                                                        1.51      4.26       4.36        4.62
--------------------------------------------------------------------------------------------------------------
CLASS A                                                        1.16      3.99       4.12        4.11
--------------------------------------------------------------------------------------------------------------
CLASS B                                                          --        --         --       (4.97)/(2)/
--------------------------------------------------------------------------------------------------------------
CLASS C                                                          --        --         --       (0.98)/(2)/
--------------------------------------------------------------------------------------------------------------

----------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 3/14/90, 12/1/92, 11/1/02 and 11/5/02, respectively.

(2) The returns for Class B and Class C shares since inception are aggregate non-annualized returns.

3. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

     --   Investment Strategy
          The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

4. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 8 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

5. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 9 of the Prospectus, the second bullet point on page 10, is hereby amended to read in its entirety as follows:

     Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

6. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 16 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

7. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

8. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

9. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

10.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Cash Investment Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER CASH INVESTMENT FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         1
             Performance                                             3
             Fees and Expenses                                       4
             Glossary                                                5

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       6
             Other Investment Strategies and Risks                   7

      YOUR INVESTMENT
             Purchasing Shares                                       9
             Exchanging Shares                                       9
             Redeeming Shares                                        9
             Share Class Selection                                   9

      APPLICABLE SALES CHARGES
             CDSCs                                                   10

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              11
             Other Information                                       11

      VALUING FUND SHARES                                            12

      DISTRIBUTIONS                                                  13

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  14
             Taxes on Sales or Exchanges                             14
             Other Considerations                                    14

      MANAGEMENT OF THE FUND
             Investment Advisor                                      15

      FINANCIAL HIGHLIGHTS                                           16

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Cash Investment Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality U.S. dollar- denominated money market instruments, including repurchase agreements.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.
                                                                PRINCIPAL RISKS
             -----------------------------------------
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Prepayment Risk
  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

- Credit Ratings Risk
  Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2-by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for the last ten calendar years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Munder Cash Investment Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1992   3.34
1993   2.72
1994   3.78
1995   5.58
1996   5.02
1997   5.19
1998   5.19
1999   4.83
2000   6.04
2001   3.82

                      YTD through 9/30/02     1.20%

                      Best Quarter          Q3 2000 1.56%
                      Worst Quarter         Q4 2001 0.54%

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                      Since
                          1 Year 5 Years 10 Years Inception/(1)/
                            %       %       %           %
                 CLASS Y   3.82   5.02     4.55       4.88
                 CLASS A   3.56   4.76      N/A       4.44

--------------------------------------------------------------------------------

(1)The inception dates for Class Y and Class A shares are 3/14/90 and 12/1/92, respectively. No information is provided for Class B or Class C shares as those classes had not commenced operations as of the date of this prospectus.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                     Class A   Class B     Class C    Class Y
SHAREHOLDER FEES                                     Shares     Shares      Shares    Shares
paid directly from your investment                   -------  ----------  ----------  -------
Maximum Sales Charge (load) imposed on purchases (as
 a % of offering price)                                None       None        None     None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption
 proceeds)                                            None(a)     5%(b)       1%(c)    None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                             None       None        None     None
Redemption Fees                                        None       None        None     None
Exchange Fees                                          None       None        None     None

                                                     Class A   Class B     Class C    Class Y
ANNUAL FUND OPERATING EXPENSES                       Shares   Shares/(1)/ Shares/(1)/ Shares
paid from Fund assets (as a % of net assets)         -------  ----------  ----------  -------
Management Fees                                        0.35%      0.35%       0.35%    0.35%
Distribution and/or Service (12b-1) Fees               0.25%      1.00%       1.00%    0.00%
Other Expenses                                         0.16%      0.16%       0.16%    0.16%
                                                      ----        --          --       -----
Total Annual Fund Operating Expenses                   0.76%      1.51%       1.51%    0.51%
                                                      ====        ==          ==       =====

--------------------------------------------------------------------------------

(a)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. Effective October 31, 2002, if you redeem Class A shares of the Fund that were acquired through an exchange from another Munder Fund or Funds that you purchased as part of an investment of $1 million or more, and your redemption occurs within one year of your original Munder Fund(s) purchase a 1% CDSC will apply upon redemption.
(b)The CDSC payable upon redemption of Class B shares declines over time.
(c)The CDSC applies to redemptions of Class C shares within one year of purchase.
(1)Other Expenses and Total Annual Fund Operating Expenses are based on the expenses for Class A shares during the prior fiscal year.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year    $ 78   $  654     $  154    $  254   $  154   $ 52
         3 Years   $243   $  777     $  477    $  477   $  477   $164
         5 Years   $422   $1,024     $  824    $  824   $  824   $285
         10 Years  $942   $1,597***  $1,597*** $1,802   $1,802   $640

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.


Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

..  A-2- or higher by S&P;
..  P-2- or higher by Moody's; or
..  F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Investment Strategy
  Securities purchased by the Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

- Special Risks
  Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------
ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).

- Investment Strategy
  The Fund may invest a portion of its assets in asset-backed securities.

- Special Risks
  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

  Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy which can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES

Foreign securities in which the Fund may invest include U.S. dollar-denominated money market securities of foreign issuers, which include securities issued by foreign companies and foreign governments and their agencies, instrumentalities or political subdivisions and supranational organizations.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

GUARANTEED INVESTMENT CONTRACTS

The Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements whereby the Fund makes payments, generally to an insurance company's general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund's limitation on illiquid investments.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide fincancial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A, Class B, Class C or Class Y shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

Class C shares may also be exchanged for Class II shares of another Munder Fund. A sales charge may apply on the exchange.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Although there is no front-end sales charge on the Cash Investment Fund, other Munder Funds offering Class A shares are subject to such charges. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class. APPLICABLE SALES CHARGES
------------------------------------------------------

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Cash Investment Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         ------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan. under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------
The Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to that class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its NAV calculation and transaction deadlines to that time. In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight- line basis over the remaining life of the instrument.

The Fund may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

The Fund normally trades in foreign securities (in the form of depositary receipts or otherwise) in U.S. markets. These foreign securities are typically valued at their market price in the U.S. market in which they trade as of the close of business on the NYSE. However, the principal market in which such securities trade may be overseas. Occasionally, events that affect the value of the Fund's foreign securities may occur between the time the U.S. market for the Fund's foreign securities closes and the closing of the principal foreign market for those securities. If the advisor believes that such events materially affect the value of the Fund's foreign securities, such securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees.
                                                                  DISTRIBUTIONS
             -----------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares dividends daily and pays dividends distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

If an investor provides the Fund with advance notice of a purchase and the purchase order is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 2:45 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences.
A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.35% of the Fund's average daily net assets.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). Because Class B and Class C shares had not commenced operations as of June 30, 2002, Financial Highlights for those classes are not shown. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

CASH INVESTMENT FUND(a)                         Year      Year      Year      Year      Year
(CLASS A)                                       Ended     Ended     Ended     Ended     Ended
                                               6/30/02   6/30/01   6/30/00   6/30/99   6/30/98
                                               Class A   Class A   Class A   Class A   Class A
                                              --------  --------  --------  --------  --------
Net asset value, beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              --------  --------  --------  --------  --------
Income from investment operations:
Net investment income                            0.020     0.052     0.050     0.045     0.049
                                              --------  --------  --------  --------  --------
Total from investment operations                 0.020     0.052     0.050     0.045     0.049
                                              --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment income            (0.020)   (0.052)   (0.050)   (0.045)   (0.049)
                                              --------  --------  --------  --------  --------
Total distributions                             (0.020)   (0.052)   (0.050)   (0.045)   (0.049)
                                              --------  --------  --------  --------  --------
Net asset value, end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              ========  ========  ========  ========  ========
Total return (b)                                  1.97%     5.36%     5.13%     4.58%     5.04%
                                              ========  ========  ========  ========  ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)          $123,370  $117,222  $122,693  $135,705  $133,663
Ratio of operating expenses to average net
 assets                                           0.76%     0.81%     0.80%     0.78%     0.76%
Ratio of net investment income to average net
 assets                                           1.97%     5.20%     5.01%     4.48%     4.92%
Ratio of operating expenses to average net
 assets without expense waivers                   0.76%     0.81%     0.80%     0.78%     0.76%

--------------------------------------------------------------------------------

(a)The Munder Cash Investment Fund Class A Shares commenced operations on December 1, 1992.
(b)Total return represents aggregate total return for the period indicated.

CASH INVESTMENT FUND(a)                         Year      Year      Year      Year      Year
(CLASS Y)                                       Ended     Ended     Ended     Ended     Ended
                                               6/30/02   6/30/01   6/30/00   6/30/99   6/30/98
                                               Class Y   Class Y   Class Y   Class Y   Class Y
                                              --------  --------  --------  --------  --------
Net asset value, beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              --------  --------  --------  --------  --------
Income from investment operations:
Net investment income                            0.022     0.055     0.053     0.047     0.051
                                              --------  --------  --------  --------  --------
Total from investment operations                 0.022     0.055     0.053     0.047     0.051
                                              --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment income            (0.022)   (0.055)   (0.053)   (0.047)   (0.051)
                                              --------  --------  --------  --------  --------
Total distributions                             (0.022)   (0.055)   (0.053)   (0.047)   (0.051)
                                              --------  --------  --------  --------  --------
Net asset value, end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              ========  ========  ========  ========  ========
Total return (b)                                  2.23%     5.62%     5.39%     4.84%     5.30%
                                              ========  ========  ========  ========  ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)          $251,634  $203,875  $197,156  $358,125  $327,417
Ratio of operating expenses to average net
 assets                                           0.51%     0.56%     0.55%     0.53%     0.51%
Ratio of net investment income to average net
 assets                                           2.22%     5.45%     5.26%     4.72%     5.17%
Ratio of operating expenses to average net
 assets without expense waivers                   0.51%     0.56%     0.55%     0.53%     0.51%

--------------------------------------------------------------------------------

(a)The Munder Cash Investment Fund Class Y Shares commenced operations on March 14, 1990.
(b)Total return represents aggregate total return for the period indicated.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROCASH1002

                          MUNDER EMERGING MARKETS FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Emerging Markets Fund ("Fund"), formerly a series of The Munder Framlington Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Framlington Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER EMERGING MARKETS FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                           1997               13.06
                           1998              (27.27)
                           1999               86.29
                           2000              (41.54)
                           2001               (2.85)
                           2002               (4.93)

                   Year-to-date through 3/31/03:     (7.34)%

                   Best Quarter:         43.09%      (quarter ended 12/31/99)
                   Worst Quarter:       (23.83)%     (quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

--------------------------------------------------------------------------------------------------------------
                                                                                                    Since
                                                                              1 Year    5 Year    Inception
                                                                                %         %         %/(1)/
--------------------------------------------------------------------------------------------------------------
CLASS Y
--------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                           (4.93)    (6.06)      (3.11)
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                           (4.93)    (6.06)      (3.30)
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                   (3.03)    (4.65)      (2.46)
--------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                        (6.00)    (4.58)      (5.79)
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                                1 Year     5 Year    Inception
                                                                                  %          %         %/(1)/
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                            (10.20)     (7.02)      (4.28)
-----------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                           (6.00)     (4.58)      (5.79)
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                            (10.56)     (7.11)      (5.78)
-----------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                           (6.00)     (4.58)      (7.67)
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (6.96)     (6.90)      (5.55)
-----------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                           (6.00)     (4.58)      (7.67)
-----------------------------------------------------------------------------------------------------------------

------------------
(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/31/96, 1/14/97, 2/25/97 and 3/3/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 1/1/97, 1/1/97, 3/1/97 and 3/1/97, respectively.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging markets countries.

3. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 6 of the Prospectus:

      The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the third bullet point on page 11 is hereby amended to read in its entirety as follows:

      Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

7. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 18 of the Prospectus:

      The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

8. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

      A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

9. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

      A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

10. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

11.   The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Emerging Markets Fund
-------------------------------------------------------------------
(Formerly Munder Framlington Emerging Markets Fund)

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

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[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


       MUNDER EMERGING MARKETS FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           4
              Fees and Expenses                                     6
              Glossary                                              7

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 8

       YOUR INVESTMENT
              Purchasing Shares                                     10
              Exchanging Shares                                     10
              Redeeming Shares                                      10
              Share Class Selection                                 10

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               12
              CDSCs                                                 12

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            13
              Other Information                                     13

       VALUING FUND SHARES                                          14

       DISTRIBUTIONS                                                15

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                16
              Taxes on Sales or Exchanges                           16
              Other Considerations                                  16

       MANAGEMENT OF THE FUND
              Investment Advisor                                    17
              Portfolio Managers                                    17

       FINANCIAL HIGHLIGHTS                                         18

       SHAREHOLDER GUIDE
              How to Reach the Funds                                S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder Emerging Markets Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------


Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of companies in emerging market countries, as defined by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development.

The sub-advisor first identifies the countries in which the Fund will invest using a ''top-down" approach, primarily considering the impact of economic trends. Within each country, the sub-advisor then selects companies using a "bottom-up approach," which analyzes performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of products and services.

A company will be considered to be in an emerging market country if:

 - the company is organized under the laws of, or has a principal office in, an emerging market country;
 - the company's stock is traded primarily in an emerging market country;
 - most of the company's assets are in an emerging market country; or
 - most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The Fund may also invest in foreign securities of companies located in countries with mature markets.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Foreign Securities Risk
  The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. The extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its security positions.

   Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Emerging Markets Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]

1997   13.06
1998  (27.27)
1999   86.29
2000  (41.54)
2001   (2.85)

                     YTD through 9/30/02 (15.64%)

                     Best Quarter        Q4 1999   43.09%
                     Worst Quarter       Q3 2001  (23.83%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                            Since
                                                                           1 Year 5 Years Inception
                                                                             %       %     %/(1)/
CLASS Y
  Return Before Taxes                                                      (2.85) (2.75)   (2.75)
  Return After Taxes on Distributions                                      (2.97) (2.97)   (2.97)
  Return After Taxes on Distributions and Sale of Fund Shares              (1.75) (2.19)   (2.19)
  MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                      (2.37) (5.74)   (5.73)
CLASS A
  Return Before Taxes                                                      (7.92)  N/A     (4.14)
  MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                      (2.37)  N/A     (5.73)
CLASS B
  Return Before Taxes                                                      (8.24)  N/A     (5.96)
  MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                      (2.37)  N/A     (8.00)
CLASS C
  Return Before Taxes                                                      (4.41)  N/A     (5.45)
  MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                      (2.37)  N/A     (8.00)

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/31/96, 1/14/97, 2/25/97 and 3/3/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 1/1/97, 1/1/97, 3/1/97 and 3/1/97, respectively.
(2)The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging markets countries.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares of the Fund will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                      Class A    Class B    Class C   Class Y
SHAREHOLDER FEES                                      Shares     Shares     Shares    Shares
paid directly from your investment                   -------    -------    -------    -------
Maximum Sales Charge (load) imposed on purchases
 (as a % of offering price)                           5.5%(a)      None       None     None
Maximum Deferred Sales Charge (load) (as a % of
 the lesser of original purchase price or redemption
 proceeds)                                            None (b)      5%(c)      1%(d)   None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                              None       None       None     None
Redemption Fees                                         2%(e)       2%(e)      2%(e)   None
Exchange Fees                                           None       None       None     None

                                                      Class A    Class B    Class C   Class Y
ANNUAL FUND OPERATING EXPENSES                        Shares     Shares     Shares    Shares
paid from Fund assets (as a % of net assets)         -------    -------    -------    -------
Management Fees                                        1.25%      1.25%      1.25%      1.25%
Distribution and/or Service (12b-1) Fees               0.25%      1.00%      1.00%      0.00%
Other Expenses(1)                                      0.46%      0.46%      0.46%      0.46%
                                                     -------    -------    -------    -------
Total Annual Fund Operating Expenses(1)                1.96%      2.71%      2.71%      1.71%
Less Contractual Fee Waiver(1)                       (0.01)%    (0.01)%    (0.01)%    (0.01)%
                                                     -------    -------    -------    -------
Net Expenses(1)                                        1.95%      2.70%      2.70%      1.70%
                                                     =======    =======    =======    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)A short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of Class A, Class B or Class C shares of the Fund.
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  738  $  774     $  274    $  374   $  274  $  174
         3 Years  $1,131  $1,141     $  841    $  841   $  841  $  539
         5 Years  $1,549  $1,635     $1,435    $1,435   $1,435  $  928
         10 Years $2,710  $2,858***  $2,858*** $3,041   $3,041  $2,019

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------
The Glossary explains certain terms used throughout this prospectus.
Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.
                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more that 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 3 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Emerging Markets Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.


                                                                  DISTRIBUTIONS
             -----------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

Framlington Overseas Investment Management Limited (Framlington), an affiliate of MCM, is the sub-advisor of the Fund.

MCM provides overall investment management for the Fund. Framlington provides research and credit analysis and is responsible for making all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 1.25% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by Framlington makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

EMERGING MARKETS FUND(a)                         Year        Year       Year        Year       Year
(CLASS A)                                       Ended        Ended     Ended       Ended      Ended
                                              6/30/02(c)    6/30/01  6/30/00(c)  6/30/99(c) 6/30/98(c)
                                               Class A      Class A   Class A     Class A    Class A
                                              ----------   -------   ----------  ---------- ----------
Net asset value, beginning of period            $ 8.62     $ 12.78     $11.69      $ 8.99    $ 12.92
                                                ------     -------     ------      ------    -------
Income/ (Loss) from investment operations:
Net investment income/(loss)                      0.00(d)    (0.07)      0.00(d)     0.03       0.11
Net realized and unrealized gain/(loss) on
 investments                                      0.06       (4.05)      1.09        2.67      (3.73)
                                                ------     -------     ------      ------    -------
Total from investment operations                  0.06       (4.12)      1.09        2.70      (3.62)
                                                ------     -------     ------      ------    -------
Less distributions:
Dividends from net investment income                --       (0.04)        --          --      (0.04)
Distributions from net realized gains               --          --         --          --      (0.05)
Distributions in excess of net realized gains       --          --         --          --      (0.22)
Distributions from capital                       (0.00)(d)      --         --          --         --
                                                ------     -------     ------      ------    -------
Total distributions                              (0.00)(d)   (0.04)        --          --      (0.31)
                                                ------     -------     ------      ------    -------
Net asset value, end of period                  $ 8.68     $  8.62     $12.78      $11.69    $  8.99
                                                ======     =======     ======      ======    =======
Total return (b)                                  0.75%     (32.32)%     9.32%      30.03%    (28.34)%
                                                ======     =======     ======      ======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)            $1,836     $ 1,685     $3,637      $  961    $   632
Ratio of operating expenses to average net
 assets                                           1.95%       2.02%      1.98%       1.85%      1.89%
Ratio of net investment income/(loss) to
 average net assets                               0.04%      (0.54)%    (0.02)%      0.39%      0.93%
Portfolio turnover rate                            230%        223%       177%        159%        94%
Ratio of operating expenses to average net
 assets without expense waivers                   1.96%       2.08%      2.14%       2.12%      2.14%

--------------------------------------------------------------------------------

(a)The Munder Emerging Markets Fund (formerly known as Munder Framlington Emerging Markets Fund) Class A Shares commenced operations on January 14, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

EMERGING MARKETS FUND(a)                         Year      Year        Year       Year       Year
(CLASS B)                                       Ended      Ended      Ended      Ended      Ended
                                              6/30/02(c)  6/30/01   6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class B    Class B    Class B    Class B    Class B
                                              ---------- -------    ---------- ---------- ----------
Net asset value, beginning of period            $ 8.42    $ 12.52.    $11.47     $ 8.95    $ 12.91
                                                ------   -------      ------     ------    -------
Income/(Loss) from investment operations:
Net investment income/(loss)                     (0.06)    (0.16).     (0.10)     (0.03)      0.02
Net realized and unrealized gain/(loss) on
 investments                                      0.04     (3.94).      1.15       2.55      (3.71)
                                                ------   -------      ------     ------    -------
Total from investment operations                 (0.02)    (4.10).      1.05       2.52      (3.69)
                                                ------   -------      ------     ------    -------
Less distributions:
Dividends from net investment income                --        --          --         --      (0.00)(d)
Distributions from net realized gains               --        --          --         --      (0.05)
Distributions in excess of net realized gains       --        --          --         --      (0.22)
                                                ------   -------      ------     ------    -------
Total distributions                                 --        --          --         --      (0.27)
                                                ------   -------      ------     ------    -------
Net asset value, end of period                  $ 8.40   $  8.42      $12.52     $11.47    $  8.95
                                                ======   =======      ======     ======    =======
Total return (b)                                 (0.36)%  (32.67)%      9.15%     28.16%    (28.90)%
                                                ======   =======      ======     ======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)            $1,516   $ 1,587      $3,012     $1,121    $   511
Ratio of operating expenses to average net
 assets                                           2.70%     2.76%.      2.73%      2.60%      2.64%
Ratio of net investment income/(loss) to
 average net assets                              (0.71)%   (1.28)%     (0.77)%    (0.36)%     0.18%
Portfolio turnover rate                            230%      223%        177%       159%        94%
Ratio of operating expenses to average net
 assets without expense waivers                   2.71%     2.83%       2.88%      2.87%      2.89%

--------------------------------------------------------------------------------

(a)The Munder Emerging Markets Fund (formerly known as Munder Framlington Emerging Markets Fund) Class B Shares commenced operations on February 25, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

EMERGING MARKETS FUND(a)                         Year      Year       Year       Year       Year
(CLASS C)                                       Ended      Ended     Ended      Ended      Ended
                                              6/30/02(c)  6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class C    Class C   Class C    Class C    Class C
                                              ---------- -------   ---------- ---------- ----------
Net asset value, beginning of period            $ 8.36   $ 12.43     $11.47     $ 8.96    $ 12.92
                                                ------   -------     ------     ------    -------
Income/(Loss) from investment operations:
Net investment income/(loss)                     (0.06)    (0.15)     (0.10)     (0.03)      0.02
Net realized and unrealized gain/(loss) on
 investments                                      0.02     (3.92)      1.06       2.54      (3.71)
                                                ------   -------     ------     ------    -------
Total from investment operations                 (0.04)    (4.07)      0.96       2.51      (3.69)
                                                ------   -------     ------     ------    -------
Less distributions:
Dividends from net investment income                --        --         --         --      (0.00)(d)
Distributions from net realized gains               --        --         --         --      (0.05)
Distributions in excess of net realized gains       --        --         --         --      (0.22)
                                                ------   -------     ------     ------    -------
Total distributions                                 --        --         --         --      (0.27)
                                                ------   -------     ------     ------    -------
Net asset value, end of period                  $ 8.32   $  8.36     $12.43     $11.47    $  8.96
                                                ======   =======     ======     ======    =======
Total return (b)                                 (0.48)%  (32.74)%     8.37%     28.01%    (28.88)%
                                                ======   =======     ======     ======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)            $  367   $   439     $  807     $  497    $   132
Ratio of operating expenses to average net
 assets                                           2.70%     2.76%      2.73%      2.60%      2.64%
Ratio of net investment income/(loss) to
 average net assets                              (0.71)%   (1.28)%    (0.77)%    (0.36)%     0.18%
Portfolio turnover rate                            230%      223%       177%       159%        94%
Ratio of operating expenses to average net
 assets without expense waivers                   2.71%     2.83%      2.89%      2.87%      2.89%

--------------------------------------------------------------------------------

(a)The Munder Emerging Markets Fund (formerly known as Munder Framlington Emerging Markets Fund) Class C Shares commenced operations on March 3, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

EMERGING MARKETS FUND(a)                         Year      Year       Year       Year       Year
(CLASS Y)                                       Ended      Ended     Ended      Ended      Ended
                                              6/30/02(c)  6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class Y    Class Y   Class Y    Class Y    Class Y
                                              ---------- -------   ---------- ---------- ----------
Net asset value, beginning of period            $ 8.51   $ 12.70    $ 11.64    $  9.00    $ 12.92

                                                ------   -------    -------    -------    -------
Income/(Loss) from investment
 operations:
Net investment income/(loss)                      0.02     (0.05)      0.03       0.05       0.13
Net realized and unrealized gain/(loss) on
 investments                                      0.04     (4.05)      1.03       2.59      (3.72)

                                                ------   -------    -------    -------    -------
Total from investment operations                  0.06     (4.10)      1.06       2.64      (3.59)

                                                ------   -------    -------    -------    -------
Less distributions:
Dividends from net investment income                --     (0.09)        --         --      (0.06)
Distributions from net realized gains               --        --         --         --      (0.05)
Distributions in excess of net realized gains       --        --         --         --      (0.22)
Distributions form capital                       (0.02)       --         --         --         --
                                                ------   -------    -------    -------    -------
Total distributions                              (0.02)    (0.09)        --         --      (0.33)

                                                ------   -------    -------    -------    -------
Net asset value, end of period                  $ 8.55   $  8.51    $ 12.70    $ 11.64    $  9.00

                                                ======   =======    =======    =======    =======
Total return (b)                                  0.66%   (32.31)%     9.11%     29.33%    (28.12)%

                                                ======   =======    =======    =======    =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)            $7,571   $11,913    $19,896    $17,857    $14,332
Ratio of operating expenses to average net
 assets                                           1.70%     1.76%      1.73%      1.60%      1.64%
Ratio of net investment income/(loss) to
 average net assets                               0.29%    (0.28)%     0.23%      0.64%      1.18%
Portfolio turnover rate                            230%      223%       177%       159%        94%
Ratio of operating expenses to average
 net assets without expense waivers               1.71%     1.83%      1.89%      1.87%      1.89%

--------------------------------------------------------------------------------

(a)The Munder Emerging Markets Fund (formerly known as Munder Framlington Emerging Markets Fund) Class Y Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7897

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROEMRG1002

                          MUNDER FUTURE TECHNOLOGY FUND
                            Class A, B, II & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Future Technology Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, the word "future" is hereby added to the first sentence of the first paragraph immediately before the phrase "technology-related companies". In addition, the first sentence of the second paragraph is hereby amended to read in its entirety as follows:

     Future technology-related companies are companies whose focus is to develop, manufacture, or distribute technology, communications and Internet-related products and services that will be useful to business and individuals in the future.

4. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

Munder Future Technology Fund CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                             2000           (36.94)
                             2001           (45.50)
                             2002           (42.23)

              Year-to-date through 3/31/03: 1.00%

         Best Quarter:         38.20%        (quarter ended 12/31/01)
         Worst Quarter:       (42.53)%       (quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Since
                                                                                                   1 Year       Inception
                                                                                                      %          %/(1)/
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
--------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                                (42.23)       (30.10)
--------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                                (42.23)       (30.10)
--------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                                        (25.93)       (21.68)
--------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)                         (22.10)       (10.26)
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees, expenses or taxes)       (40.29)       (25.21)
--------------------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                                (45.65)       (34.51)
--------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)                         (22.10)       (11.71)
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees, expenses or taxes)       (40.29)       (27.37)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                                (45.74)       (34.43)
--------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)                         (22.10)       (11.71)
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees, expenses or taxes)       (40.29)       (27.37)
--------------------------------------------------------------------------------------------------------------------------
CLASS II
--------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                                (44.05)       (36.60)
--------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)                         (22.10)       (12.58)
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees, expenses or taxes)       (40.29)       (30.99)
--------------------------------------------------------------------------------------------------------------------------

-----------------
(1) The inception dates for the Class Y, Class A, Class B and Class II shares are 8/26/99, 10/26/99, 10/26/99 and 11/16/99, respectively. The index returns from inception for Class Y, Class A, Class B and Class II shares are from 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively.

(2) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks.

5. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 6 of the Prospectus:

     The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

6. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

7. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 10 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

8. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 12 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

     Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

9. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 19 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

10. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

11. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

12. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

13.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Future Technology Fund
-------------------------------------------------------------------

CLASS A, B, II & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


        MUNDER FUTURE TECHNOLOGY FUND
               Goal and Principal Investment Strategies             1
               Principal Risks                                      2
               Performance                                          4
               Fees and Expenses                                    6
               Glossary                                             7

        MORE ABOUT THE FUND
               Other Investment Strategies and Risks                8

        YOUR INVESTMENT
               Purchasing Shares                                    11
               Exchanging Shares                                    11
               Redeeming Shares                                     11
               Share Class Selection                                11

        APPLICABLE SALES CHARGES
               Front-End Sales Charge - Class A Shares              13
               Front-End Sales Charge - Class II Shares             13
               CDSCs                                                13

        DISTRIBUTION AND SERVICE FEES
               12b-1 Fees                                           14
               Other Information                                    14

        VALUING FUND SHARES                                         15

        DISTRIBUTIONS                                               16

        FEDERAL TAX CONSIDERATIONS
               Taxes on Distributions                               17
               Taxes on Sales or Exchanges                          17
               Other Considerations                                 17

        MANAGEMENT OF THE FUND
               Investment Advisor                                   18
               Portfolio Managers                                   18

        FINANCIAL HIGHLIGHTS                                        19

        SHAREHOLDER GUIDE
               How to Reach the Funds                               S-1
               Purchase Information                                 S-1
               Redemption Information                               S-5
               Exchange Information                                 S-8
               Additional Policies For Purchases, Exchange and
                 Redemptions                                        S-10
               Shareholder Privileges                               S-11

Munder Future Technology Fund

CLASS A, B, II & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in common stocks of technology-related companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services. The Fund may also invest in the stocks of companies that should benefit commercially from technological advances. The Fund invests in both established companies and in new or unseasoned companies, including companies making initial public offerings (IPOs).

The products and services provided by technology-related companies may include: computer hardware and software, communications hardware and software, semiconductors, business services, information services, and to a lesser extent, media and Internet-related services.

In selecting stocks, the advisor will first identify attractive sectors within the technology industry. The advisor will then focus on companies that it believes are current industry leaders or leading companies in developing sectors. Using fundamental analysis, the advisor will look for companies with:

 - strong market share within their sector; and/or
 - technologically superior products or services; and
 - stable or improving revenue growth, earnings growth or order trends.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. The Fund may invest in small companies and may invest without limit in IPOs. It is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may purchase or sell options on securities for hedging purposes.

The Fund may engage in short-term trading of portfolio securities.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

- Sector Risk
  The Fund will concentrate its investments in the technology industry. Market or economic factors impacting that industry could have a major effect on the value of the Fund's investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

- Smaller Company Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets, and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

- Derivatives Risk
  The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

- IPO Risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

- Non-Diversified Risk
  The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

- Technology Risk
  The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class II shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Future Technology Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

2000   (36.94)
2001   (45.50)

                     YTD through 9/30/02 (53.55%)

                     Best Quarter        Q4 2001   38.20%
                     Worst Quarter       Q3 2001  (42.53%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                        Since
                                                                              1 Year  Inception
                                                                                %      %/(1)/
CLASS Y
  Return Before Taxes                                                         (45.50)  (24.19)
  Return After Taxes on Distributions                                         (45.50)  (24.21)
  Return After Taxes on Distributions and Sale of Fund Shares                 (27.71)  (18.56)
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)   (4.65)
  Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (28.58)  (17.63)
CLASS A
  Return Before Taxes                                                         (48.60)  (30.50)
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)   (6.46)
  Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (28.58)  (20.50)
CLASS B
  Return Before Taxes                                                         (48.69)  (30.15)
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)   (6.46)
  Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (28.58)  (20.50)
CLASS II
  Return Before Taxes                                                         (47.08)  (33.37)
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)   (7.60)
  Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (28.58)  (26.02)

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class II shares are 8/26/99, 10/26/99, 10/26/99 and 11/16/99, respectively. The index returns from inception for Class Y, Class A, Class B and Class II shares are from 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class Y shares; after-tax returns for the Class A, Class B and Class II shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                      Class A    Class B    Class II  Class Y
SHAREHOLDER FEES                                      Shares     Shares      Shares   Shares
paid directly from your investment                   -------    -------    --------   -------
Maximum Sales Charge (load) imposed on purchases
 (as a % of offering price)                           5.5%(a)      None        1%      None
Maximum Deferred Sales Charge (load) (as a % of
 the lesser of original purchase price or redemption
 proceeds)                                            None(b)     5%(c)      1%(d)     None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                             2%(e)      2%(e)      2%(e)     None
Redemption Fees                                         None       None       None     None
Exchange Fees                                           None       None       None     None

                                                      Class A    Class B    Class II  Class Y
ANNUAL FUND OPERATING EXPENSES                        Shares     Shares      Shares   Shares
paid from Fund assets (as a % of net assets)         -------    -------    --------   -------
Management Fees                                        1.00%      1.00%      1.00%      1.00%
Distribution and/or Service (12b-1) Fees               0.25%      1.00%      1.00%      0.00%
Other Expenses(1)                                      1.34%      1.34%      1.34%      1.34%
                                                     -------    -------    -------    -------
Total Annual Fund Operating Expenses                   2.59%      3.34%      3.34%      2.34%
Less Contractual Fee Waiver(1)                       (0.03)%    (0.03)%    (0.03)%    (0.03)%
                                                     -------    -------    -------    -------
Net Expenses(1)                                        2.56%      3.31%      3.31%      2.31%
                                                     =======    =======    =======    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months year of purchase.
(e)A short-term trading fee of 2% will be assessed on redemptions made within 60 days of purchase of Class A, Class B or Class II shares of the Fund.
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fee it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of the arrangement, during the fiscal year ended June 30, 2002, the service fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.03%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 Class A  Class B  Class B    Class II Class II Class Y
                 Shares   Shares*  Shares**   Shares*  Shares** Shares
                 ------- -------   --------   -------- -------- -------
        1 Year   $  798  $  837     $  337     $  533   $  433  $  237
        3 Years  $1,311  $1,327     $1,027     $1,117   $1,117  $  730
        5 Years  $1,850  $1,941     $1,741     $1,823   $1,823  $1,250
        10 Years $3,314  $3,457***  $3,457***  $3,694   $3,694  $2,676

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar- denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

MORE ABOUT THE FUND
------------------------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.


OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------
BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be not assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.
  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of less than 13 months.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A or Class II shares of the Fund at the net asset value
(NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class II shares may also be exchanged for Class C shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class II and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class II shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class II Shares

- Front-end sales charge.

- A CDSC on shares you sell within eighteen months of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ---------------      as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                    5.50    5.82      5.00
        $25,000 but less than $50,000        5.25    5.54      4.75
        $50,000 but less than $100,000       4.50    4.71      4.00
        $100,000 but less than $250,000      3.50    3.63      3.25
        $250,000 but less than $500,000      2.50    2.56      2.25
        $500,000 but less than $1,000,000    1.50    1.52      1.25
        $1,000,000 or more                   None*   None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

FRONT-END SALES CHARGE - CLASS II SHARES

You can purchase Class II shares at the NAV plus an initial sales charge. The current sales charge rate and commission paid to selected dealers are as follows:

                      Sales Charge as
                      a Percentage of
                   ---------------------- Dealer Reallowance
                      Your        Net     as a Percentage of
                   Investment Asset Value  the Offer Price
                       %           %              %
                   ---------- ----------- ------------------
                      1.00       1.01            1.00

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of at least $1 million or more; or
 - Class B shares within six years of buying them; or

 - Class II shares within eighteen months of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class II shares of the Future Technology Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class II shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class II shares, the Fund's distrubutor pays sales commissions of 4.00% and 2.00%, repsectively, of the purchase price to brokers that initiate and are responsible for purchase of such Class B shares and Class II shares.

The CDSC on Class B or Class II shares may be waived under certain circumstances. Please see the Shareholder Guide.
DISTRIBUTION AND SERVICE FEES
---------------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class II shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class II shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789 or visit the website at www.munder.com.

FUTURE TECHNOLOGY FUND(a)                                 Year        Year        Period
(CLASS A)                                                Ended       Ended         Ended
                                                       6/30/02(c)  6/30/01(c)     6/30/00
                                                        Class A     Class A       Class A
                                                       ----------  ----------  --------
Net asset value, beginning of period                    $   6.02    $  16.66   $  10.00
                                                        --------    --------   --------
Income/(Loss) from investment operations:
Net investment loss                                        (0.10)      (0.15)     (0.08)
Net realized and unrealized gain/(loss) on investments     (2.80)     (10.49)      6.74
                                                        --------    --------   --------
Total from investment operations                           (2.90)     (10.64)      6.66
                                                        --------    --------   --------
Net asset value, end of period                          $   3.12    $   6.02   $  16.66
                                                        ========    ========   ========
Total return (b)                                          (48.17)%    (63.87)%    66.60%
                                                        ========    ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $106,583    $268,665   $823,008
Ratio of operating expenses to average net assets           2.56%       1.89%      1.60%(d)
Ratio of net investment loss to average net assets         (2.25)%     (1.37)%    (1.28)%(d)
Portfolio turnover rate                                       89%        145%        53%
Ratio of operating expenses to average net assets
 without expense waivers                                    2.59%       1.95%      1.65%(d)

----------------------------------------------------------

(a)The Munder Future Technology Fund Class A Shares commenced operations on October 26, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

FUTURE TECHNOLOGY FUND(a)                                 Year        Year        Period
(CLASS B)                                                Ended       Ended         Ended
                                                       6/30/02(c)  6/30/01(c)     6/30/00
                                                        Class B     Class B       Class B
                                                       ----------  ----------  --------
Net asset value, beginning of period                    $   5.95    $  16.58   $  10.00
                                                        --------    --------   --------
Income/(Loss) from investment operations:
Net investment loss                                        (0.13)      (0.22)     (0.13)
Net realized and unrealized gain/(loss) on investments     (2.76)     (10.41)      6.71
                                                        --------    --------   --------
Total from investment operations                           (2.89)     (10.63)      6.58
                                                        --------    --------   --------
Net asset value, end of period                          $   3.06    $   5.95   $  16.58
                                                        ========    ========   ========
Total return (b)                                          (48.57)%    (64.11)%    65.80%
                                                        ========    ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $133,166    $324,763   $880,011
Ratio of operating expenses to average net assets           3.31%       2.64%      2.35%(d)
Ratio of net investment loss to average net assets         (3.00)%     (2.12)%    (2.03)%(d)
Portfolio turnover rate                                       89%        145%        53%
Ratio of operating expenses to average net assets
 without expense waivers                                    3.34%       2.70%      2.40%(d)

----------------------------------------------------------

(a)The Munder Future Technology Fund Class B Shares commenced operations on October 26, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

FUTURE TECHNOLOGY FUND(a)                                 Year       Year        Period
(CLASS II)                                               Ended      Ended        Ended
                                                       6/30/02(c) 6/30/01(c)    6/30/00
                                                        Class II   Class II     Class II
                                                       ---------- ----------  --------
Net asset value, beginning of period                    $  5.38    $  15.00   $  10.00
                                                        -------    --------   --------
Income/(Loss) from investment operations:
Net investment loss                                       (0.12)      (0.20)     (0.11)
Net realized and unrealized gain/(loss) on investments    (2.50)      (9.42)      5.11
                                                        -------    --------   --------
Total from investment operations                          (2.62)      (9.62)      5.00
                                                        -------    --------   --------
Net asset value, end of period                          $  2.76    $   5.38   $  15.00
                                                        =======    ========   ========
Total return (b)                                         (48.70)%    (64.13)%    50.00%
                                                        =======    ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $71,303    $185,063   $530,462
Ratio of operating expenses to average net assets          3.31%       2.64%      2.35%(d)
Ratio of net investment loss to average net assets        (3.00)%     (2.12)%    (2.03)%(d)
Portfolio turnover rate                                      89%        145%        53%
Ratio of operating expenses to average net assets
 without expense waivers                                   3.34%       2.70%      2.40%(d)

----------------------------------------------------------

(a)The Munder Future Technology Fund Class II Shares commenced operations on November 16, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

FUTURE TECHNOLOGY FUND(a)                                    Year       Year      Period
(CLASS Y)                                                   Ended      Ended       Ended
                                                          6/30/02(c) 6/30/01(c)   6/30/00
                                                           Class Y    Class Y     Class Y
                                                          ---------- ---------- -------
Net asset value, beginning of period                       $  6.56    $ 18.09   $ 10.00

                                                           -------    -------   -------
Income/(Loss) from investment operations:
Net investment loss                                          (0.10)     (0.13)    (0.08)
Net realized and unrealized gain/(loss) on investments       (3.05)    (11.40)     8.18

                                                           -------    -------   -------
Total from investment operations                             (3.15)    (11.53)     8.10

                                                           -------    -------   -------
Less distributions:
Dividends from capital                                          --         --     (0.01)

                                                           -------    -------   -------
Total distributions                                             --         --     (0.01)

                                                           -------    -------   -------
Net asset value, end of period                             $  3.41    $  6.56   $ 18.09

                                                           =======    =======   =======
Total return (b)                                            (48.02)%   (63.74)%   81.06%

                                                           =======    =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $ 4,160    $ 8,939   $19,855
Ratio of operating expenses to average net assets             2.31%      1.64%     1.35%(d)
Ratio of net investment loss to average net assets           (2.00)%    (1.12)%   (1.03)%(d)
Portfolio turnover rate                                         89%       145%       53%
Ratio of operating expenses to average net assets without
 expense waivers                                              2.34%      1.70%     1.40%(d)

----------------------------------------------------------

(a)The Munder Future Technology Fund Class Y Shares commenced operations on August 26, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class II and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-7346

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROFT1002

                             MUNDER HEALTHCARE FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Healthcare Fund ("Fund"), formerly a series of The Munder Framlington Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Framlington Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER HEALTHCARE FUND CLASS Y

Total Return (%)
(per calendar year)

[BAR CHART]

                            1997               16.40
                            1998                1.26
                            1999               39.13
                            2000               87.03
                            2001              (21.21)
                            2002              (37.93)

                   Year-to-date through 3/31/03:      (3.11)%

         Best Quarter:             47.57%       (quarter ended 3/31/00)
         Worst Quarter:           (31.14)%      (quarter ended 3/31/01)

Average Annual Returns
(for periods ended December 31, 2002)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Since
                                                                                       1 Year   5 Years    Inception/(1)/
                                                                                         %         %            %
-------------------------------------------------------------------------------------------------------------------------
Class Y
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                   (37.93)     5.20         6.99
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                   (37.93)     4.97         6.79
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                           (23.29)     4.22         5.75
-------------------------------------------------------------------------------------------------------------------------
MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)             (19.54)    (1.76)        1.03
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or
    taxes)                                                                            (37.81)    (1.38)        0.48
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Since
                                                                                       1 Year   5 Years     Inception
                                                                                         %         %          /(1)/%
-------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                   (41.50)     3.75          3.68
-------------------------------------------------------------------------------------------------------------------------
MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)             (19.54)    (1.76)         0.84
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or
     taxes)                                                                           (37.81)    (1.38)        (0.40)
-------------------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                   (41.64)     3.81          4.18
-------------------------------------------------------------------------------------------------------------------------
MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)             (19.54)    (1.76)         0.84
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or
     taxes)                                                                           (37.81)    (1.38)        (0.40)
-------------------------------------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                   (39.17)     4.14          5.29
-------------------------------------------------------------------------------------------------------------------------
MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)             (19.54)    (1.76)         1.03
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or
     taxes)                                                                           (37.81)    (1.38)         0.48
-------------------------------------------------------------------------------------------------------------------------

---------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares of the Healthcare Fund are 12/31/96, 2/14/97, 1/31/97 and 1/13/97,
    respectively. The index returns from inception for the Class Y, Class A, Class B and Class C shares of the Healthcare Fund are as of 1/1/97, 2/1/97, 2/1/97, 1/1/97 and 4/1/97, respectively.

(2) The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that measures the common stock price movement in developed countries. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest U.S. publicly-traded companies) within the healthcare sectors.

3. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 5 of the Prospectus:

     The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

4. Munder Capital Management has not reimbursed the Fund for its operational expenses since March 2002. Consequently, under the heading of "Fees & Expenses," which begins on page 5 of the Prospectus, footnote (1) to the Fees & Expenses table is hereby removed, and footnote (2) to the Fees & Expenses table is hereby renumbered as footnote (1). All references to footnote (1) currently in the Fees & Expenses table are hereby removed, and all references to footnote (2) are hereby revised to be references now to footnote (1).

5. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 9 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

6. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 10 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

7. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 12 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

     Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 19 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Healthcare Fund
-------------------------------------------------------------------
(formerly Munder Framlington Healthcare Fund)

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                  Bio(Tech)/2 /
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER HEALTHCARE FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       5
             Glossary                                                7

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       8
             Other Investment Strategies and Risks                   9

      YOUR INVESTMENT
             Purchasing Shares                                       11
             Exchanging Shares                                       11
             Redeeming Shares                                        11
             Share Class Selection                                   11

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 13
             CDSCs                                                   13

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              14
             Other Information                                       14

      VALUING FUND SHARES                                            15

      DISTRIBUTIONS                                                  16

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  16
             Taxes on Sales or Exchanges                             17
             Other Considerations                                    17

      MANAGEMENT OF THE FUND
             Investment Advisor                                      18
             Portfolio Managers                                      18

      FINANCIAL HIGHLIGHTS                                           19

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Healthcare Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Fund will invest in:

 - drug and drug delivery companies;
 - biotechnology firms;
 - medical device and instrument manufacturers; and
 - healthcare service companies, including HMOs, hospitals, product distributors and clinical laboratories.

Under normal circumstances, the Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies based on a number of factors, including:

..  growth prospects;
.. intellectual property base and scientific grounding; and .. strength of management.

The Fund's investments may include foreign securities of companies located in countries with mature markets.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Sector Risk
  The Fund will invest primarily in companies that are principally engaged in the healthcare industry and companies providing services primarily within the healthcare industry. Healthcare is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

- Foreign Securities Risk
  Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Healthcare Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1997  16.40
1998   1.26
1999  39.13
2000  87.03
2001 (21.21)

                     YTD through 9/30/02 (40.46%)

                     Best Quarter         Q1 2000   47.57%
                     Worst Quarter        Q1 2001 (31.14%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                                Since
                                                                              1 Year  5 Years Inception
                                                                                %        %     %/(1)/
CLASS Y
  Return Before Taxes                                                         (21.21)  19.30    19.30
  Return After Taxes on Distributions                                         (21.21)  19.04    19.04
  Return After Taxes on Distributions and Sale of Fund Shares                 (12.92)  16.26    16.26
  MSCI World Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (16.52)   5.74     5.74
  Russell 2000 Healthcare Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (15.96)  10.60    10.60
CLASS A
  Return Before Taxes                                                         (25.72)    N/A    15.25
  MSCI World Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (16.52)    N/A     5.57
  Russell 2000 Healthcare Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (15.96)    N/A     9.62
CLASS B
  Return Before Taxes                                                         (25.93)    N/A    15.96
  MSCI World Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (16.52)    N/A     5.57
  Russell 2000 Healthcare Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (15.96)    N/A     9.62
CLASS C
  Return Before Taxes                                                         (22.80)    N/A    17.35
  MSCI World Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (16.52)    N/A     5.74
  Russell 2000 Healthcare Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (15.96)    N/A    10.60

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C Shares are 12/31/96, 2/14/97, 1/31/97 and 1/13/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 1/1/97, 2/1/97, 2/1/97 and 1/1/97, respectively.
(2)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that measures the common stock price movement in developed countries. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest U.S. publicly traded companies) within the healthcare sectors.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                      Class A    Class B    Class C   Class Y
SHAREHOLDER FEES                                      Shares     Shares     Shares    Shares
paid directly from your investment                   -------    -------    -------    -------
Maximum Sales Charge (load) imposed on purchases
 (as a % of offering price)                           5.5%(a)      None       None     None
Maximum Deferred Sales Charge (load) (as a % of
 the lesser of original purchase price or redemption
 proceeds)                                            None(b)     5%(c)      1%(d)     None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                              None       None       None     None
Redemption Fees                                        2%(e)      2%(e)      2%(e)     None
Exchange Fees                                           None       None       None     None

                                                      Class A    Class B    Class C   Class Y
ANNUAL FUND OPERATING EXPENSES                        Shares     Shares     Shares    Shares
paid from Fund assets (as a % of net assets)         -------    -------    -------    -------
Management Fees                                        0.91%      0.91%      0.91%      0.91%
Distribution and/or Service (12b-1) Fees               0.25%      1.00%      1.00%      0.00%
Other Expenses(1)(2)                                   0.56%      0.56%      0.56%      0.56%
                                                     -------    -------    -------    -------
Total Annual Fund Operating Expenses(1)                1.72%      2.47%      2.47%      1.47%
Less Contractual Fee Waiver(2)                       (0.01)%    (0.01)%    (0.01)%    (0.01)%
                                                     -------    -------    -------    -------
Net Expenses(2)                                        1.71%      2.46%      2.46%      1.46%
                                                     =======    =======    =======    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)Effective January 1, 2003, a short-term trading fee of 2% will be assessed on redemptions made within 60 days of purchase of Class A, Class B or Class C shares of the Fund.
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the reimbursement, Other Expenses and Total Annual Fund Operating Expenses based on the prior fiscal year (before contractual fee waivers) would have been 0.48% and 1.64%, respectively, for Class A shares, 0.48% and 2.39%, respectively, for Class B and Class C shares and 0.48% and 1.39%, respectively, for Class Y shares. The advisor may eliminate all or part of the expense reimbursement at any time.
(2)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  715  $  750     $  250    $  350   $  250  $  150
         3 Years  $1,062  $1,070     $  770    $  770   $  770  $  465
         5 Years  $1,432  $1,516     $1,316    $1,316   $1,316  $  803
         10 Years $2,469  $2,618***  $2,618*** $2,806   $2,806  $1,757

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
--------------------------------------------------------------


FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest all or a substantial portion of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.


- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there by any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

- Investment Strategy
  The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Fund's turnover rates.

- Special Risks
  A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund's performance.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of less than 13 months.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales change. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of at least $1 million or more; or
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Healthcare Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.


DISTRIBUTION AND SERVICE FEES
---------------------------------------------------------


12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made for the quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.
FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences.
A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

Framlington Overseas Investment Management Limited (Framlington), an affiliate of MCM, is the sub-advisor of the Fund.

MCM provides overall investment management for the Fund. Framlington provides research and credit analysis and is responsible for making all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.91% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by Framlington makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

HEALTHCARE FUND(a)                             Year       Year        Year       Year       Year
(CLASS A)                                     Ended      Ended       Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c)  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class A    Class A     Class A    Class A    Class A
                                            ---------- ----------  ---------- ---------- ----------
Net asset value, beginning of period         $ 25.31    $  28.35    $ 10.46    $ 11.82     $10.89
                                             -------    --------    -------    -------     ------
Income/(Loss) from investment
 operations:
Net investment loss                            (0.32)      (0.35)     (0.22)     (0.13)     (0.15)
Net realized and unrealized gain/(loss) on
 investments                                   (8.88)      (1.93)     18.11      (1.13)      1.08
                                             -------    --------    -------    -------     ------
Total from investment operations               (9.20)      (2.28)     17.89      (1.26)      0.93
                                             -------    --------    -------    -------     ------
Less distributions:
Distributions from net realized gains             --       (0.55)        --      (0.08)        --
Distributions in excess of net realized
 gains                                            --       (0.21)        --      (0.02)        --
                                             -------    --------    -------    -------     ------
Total distributions                               --       (0.76)        --      (0.10)        --
                                             -------    --------    -------    -------     ------
Net asset value, end of period               $ 16.11    $  25.31    $ 28.35    $ 10.46     $11.82
                                             =======    ========    =======    =======     ======
Total return (b)                              (36.28)%     (8.38)%   171.03%    (10.69)%     8.54%
                                             =======    ========    =======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $81,129    $167,514    $79,441    $ 3,382     $4,984
Ratio of operating expenses to average net
 assets                                         1.63%       1.55%      1.61%      1.61%      1.62%
Ratio of net investment loss to average net
 assets                                        (1.54)%     (1.28)%    (1.01)%    (1.27)%    (1.20)%
Portfolio turnover rate                           38%         45%        60%        49%        47%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                 1.72%       1.55%      1.63%      1.92%      2.40%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class A Shares commenced operations on February 14, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

HEALTHCARE FUND(a)                             Year        Year        Year        Year       Year
(CLASS B)                                     Ended       Ended       Ended       Ended      Ended
                                            6/30/02(c)  6/30/01(c)  6/30/00(c)  6/30/99(c) 6/30/98(c)
                                             Class B     Class B     Class B     Class B    Class B
                                            ----------  ----------  ----------  ---------- ----------
Net asset value, beginning of period         $  24.48   $  27.64     $  10.27    $ 11.69     $10.85
                                             --------    --------    --------    -------     ------
Income/(Loss) from investment
 operations:
Net investment loss                             (0.45)     (0.53)       (0.37)     (0.21)     (0.23)
Net realized and unrealized gain/(loss) on
 investments                                    (8.56)     (1.87)       17.74      (1.11)      1.07
                                             --------    --------    --------    -------     ------
Total from investment operations                (9.01)     (2.40)       17.37      (1.32)      0.84
                                             --------    --------    --------    -------     ------
Less distributions:
Distributions from net realized gains              --      (0.55)          --      (0.08)        --
Distributions in excess of net realized
 gains                                             --       (0.21)         --      (0.02)        --
                                             --------    --------    --------    -------     ------
Total distributions                                --       (0.76)         --      (0.10)        --
                                             --------    --------    --------    -------     ------
Net asset value, end of period               $  15.47   $  24.48     $  27.64    $ 10.27     $11.69
                                             ========    ========    ========    =======     ======
Total return (b)                               (36.78)%    (9.04)%     169.13%    (11.40)%     7.83%
                                             ========    ========    ========    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $119,253    $224,080.   $102,859    $ 6,682     $8,664
Ratio of operating expenses to average net
 assets                                          2.38%      2.30%        2.36%      2.36%      2.37%
Ratio of net investment loss to average net
 assets                                         (2.29)%    (2.03)%      (1.75)%    (2.02)%    (1.95)%
Portfolio turnover rate                            38%        45%          60%        49%        47%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                  2.47%      2.30%        2.38%      2.67%      3.15%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class B Shares commenced operations on January 31, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

HEALTHCARE FUND(a)                             Year       Year        Year       Year       Year
(CLASS C)                                     Ended      Ended       Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c)  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class C    Class C     Class C    Class C    Class C
                                            ---------- ----------  ---------- ---------- ----------
Net asset value, beginning of period         $ 24.46    $  27.62    $ 10.27    $ 11.69     $10.86
                                             -------    --------    -------    -------     ------
Income/(Loss) from investment
 operations:
Net investment loss                            (0.45)      (0.53)     (0.40)     (0.21)     (0.23)
Net realized and unrealized gain/(loss) on
 investments                                   (8.56)      (1.87)     17.75      (1.11)      1.06
                                             -------    --------    -------    -------     ------
Total from investment operations               (9.01)      (2.40)     17.35      (1.32)      0.83
                                             -------    --------    -------    -------     ------
Less distributions:
Distributions from net realized gains             --       (0.55)        --      (0.08)        --
Distributions in excess of net realized
 gains                                            --       (0.21)        --      (0.02)        --
                                             -------    --------    -------    -------     ------
Total distributions                               --       (0.76)        --      (0.10)        --
                                             -------    --------    -------    -------     ------
Net asset value, end of period               $ 15.45    $  24.46    $ 27.62    $ 10.27     $11.69
                                             =======    ========    =======    =======     ======
Total return (b)                              (36.77)%     (9.05)%   168.94%    (11.40)%     7.73%
                                             =======    ========    =======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $61,925    $122,087    $77,156    $ 1,652     $3,378
Ratio of operating expenses to average net
 assets                                         2.38%       2.30%      2.36%      2.36%      2.37%
Ratio of net investment loss to average net
 assets                                        (2.29)%     (2.03)%    (1.75)%    (2.02)%    (1.95)%
Portfolio turnover rate                           38%         45%        60%        49%        47%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                 2.47%       2.30%      2.38%      2.67%      3.15%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class C Shares commenced operations on January 13, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

HEALTHCARE FUND(a)                            Year       Year       Year       Year       Year
(CLASS Y)                                    Ended      Ended      Ended      Ended      Ended
                                           6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class Y    Class Y    Class Y    Class Y    Class Y
                                           ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period        $ 25.57     $28.56    $ 10.50    $ 11.84     $10.89

                                            -------     ------    -------    -------     ------
Income/(Loss) from investment
 operations:
Net investment income loss                    (0.27)     (0.29)     (0.13)     (0.11)     (0.11)
Net realized and unrealized gain/(loss) on
 investments                                  (8.98)     (1.94)     18.19      (1.13)      1.06

                                            -------     ------    -------    -------     ------
Total from investment operations              (9.25)     (2.23)     18.06      (1.24)      0.95

                                            -------     ------    -------    -------     ------
Less distributions:
Distributions from net realized gains            --      (0.55)        --      (0.08)        --
Distributions in excess of net realized
 gains                                           --      (0.21)        --      (0.02)        --

                                            -------     ------    -------    -------     ------
Total distributions                              --      (0.76)        --      (0.10)        --

                                            -------     ------    -------    -------     ------
Net asset value, end of period              $ 16.32     $25.57    $ 28.56    $ 10.50     $11.84

                                            =======     ======    =======    =======     ======
Total return (b)                             (36.15)%    (8.14)%   171.74%    (10.42)%     8.72%

                                            =======     ======    =======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)        $ 5,997     $9,640    $15,989    $ 5,303     $5,458
Ratio of operating expenses to average
 net assets                                    1.38%      1.30%      1.36%      1.36%      1.37%
Ratio of net investment loss to average
 net assets                                   (1.29)%    (1.03)%    (0.76)%    (1.03)%    (0.95)%
Portfolio turnover rate                          38%        45%        60%        49%        47%
Ratio of operating expenses to average
 net assets without expense waivers and
 reimbursements                                1.47%      1.30%      1.38%      1.67%      2.15%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class Y Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7897

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROHC1002

                              MUNDER INDEX 500 FUND
                              Class A, B & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002


Effective April 30, 2003, Munder Index 500 Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, the word "net" in the first sentence of the first paragraph is hereby deleted. In addition, the following sentence is added to the end of the first paragraph under that heading:

     For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

3. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER INDEX 500 FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]


                            1993                9.08
                            1994                1.00
                            1995               37.32
                            1996               22.47
                            1997               32.84
                            1998               28.19
                            1999               20.59
                            2000               (9.44)
                            2001              (12.27)
                            2002              (22.50)

                      Year-to-date through 3/31/03: (3.28)%

     Best Quarter:      21.17%      (quarter ended 12/31/98)
     Worst Quarter:    (17.37)%     (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Since
                                                                                 1 Year    5 Years    10 Years     Inception
                                                                                   %          %          %           %/(1)/
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (22.50)    (0.98)       8.96         9.76
-------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             (22.87)    (1.53)       7.62         8.48
-------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                     (13.80)    (0.92)       7.01         7.78
-------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deduction for fees, expenses or taxes)       (22.10)    (0.59)       9.33        10.18
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (24.55)    (1.64)       8.52         8.47
-------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deduction for fees, expenses or taxes)       (22.10)    (0.59)       9.33         9.39
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (25.18)    (1.65)         --         6.70
-------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deduction for fees, expenses or taxes)       (22.10)    (0.59)       9.33         7.64
-------------------------------------------------------------------------------------------------------------------------------

------------------
(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 12/9/92 and 10/31/95, respectively. The index returns from inception for Class A and Class B shares are as of 12/1/92 and 11/1/95, respectively.

(2) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

        --      Investment Strategy
                The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 11 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

        Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

7. Under the heading of "Applicable Sales Charges - CDSC" on page 12 of the Prospectus, the rate of 3.00% in last sentence of the seventh paragraph and the commission of 4.00% in the eighth paragraph should each read as 2.00%.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 17 of the Prospectus:

        The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Index 500 Fund
-------------------------------------------------------------------

CLASS A, B & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER INDEX 500 FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       5
             Glossary                                                6

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       7
             Other Investment Strategies and Risks                   8
             Disclaimers                                             9

      YOUR INVESTMENT
             Purchasing Shares                                       10
             Exchanging Shares                                       10
             Redeeming Shares                                        10
             Share Class Selection                                   10

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 11
             CDSCs                                                   12

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              13
             Other Information                                       13

      VALUING FUND SHARES                                            13

      DISTRIBUTIONS                                                  14

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  15
             Taxes on Sales or Exchanges                             15
             Other Considerations                                    15

      MANAGEMENT OF THE FUND
             Investment Advisor                                      16
             Portfolio Managers                                      16
             Performance Information                                 16

      FINANCIAL HIGHLIGHTS                                           17

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Index 500 Fund

CLASS A, B & Y SHARES


This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------
Goal

The Fund's goal is to provide performance and income that is comparable to the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)). The S&P 500(R) is an index of 500 stocks that emphasizes large capitalization companies.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies in the S&P 500(R). This investment strategy may not be changed without 60 days' prior notice to shareholders.

The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P 500(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500(R) of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P 500(R).

To the extent foreign issuers are included in the S&P 500(R), the Fund may invest in foreign securities. The Fund may also enter into futures contracts.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Tracking Risk
  Because the Fund pays fees and transaction costs, while the S&P 500(R) does not, the Fund's returns are likely to be lower than those of the S&P 500(R). Tracking variance may also result from share purchases, redemptions and other factors.

- Indexing Strategy Risk
  The Fund will invest in the securities included in the S&P 500(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large capitalization portion of the U.S. stock market.

- Derivatives Risk
  The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A and Class B shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Index 500 Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1992    7.18
1993    9.80
1994    1.00
1995   37.32
1996   22.47
1997   32.84
1998   28.19
1999   20.59
2000   (9.44)
2001  (12.27)

                     YTD through 9/30/02 (28.43%)

                     Best Quarter        Q4 1998   21.17%
                     Worst Quarter       Q3 2001  (14.83%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                      Since
                                                           1 Year  5 Years 10 Years Inception
                                                             %        %       %      %/(1)/
CLASS Y
  Return Before Taxes                                      (12.27)  10.29   12.55     13.62
  Return After Taxes on Distributions                      (12.62)   9.22   11.14     12.21
  Return After Taxes on Distributions and Sale of Fund
   Shares                                                   (7.47)   8.15   10.06     11.04
  S&P 500(R) Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                      (11.88)  10.70   12.93     14.03
CLASS A
  Return Before Taxes                                      (14.62)   9.57     N/A     12.59
  S&P 500(R) Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                      (11.88)  10.70     N/A     13.56
CLASS B
  Return Before Taxes                                      (15.29)   9.62     N/A     12.47
  S&P 500(R) Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                      (11.88)  10.70     N/A     13.43

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A and Class B shares are 12/1/91, 12/9/92 and 10/31/95, respectively. The index returns from inception for Class A and Class B shares are from 12/1/92 and 11/1/95, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A and Class B shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B    Class Y
SHAREHOLDER FEES                                                       Shares    Shares     Shares
paid directly from your investment                                     -------  -------     -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering
 price)                                                                 2.5%(a)     None     None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original
 purchase price or redemption proceeds)                                 None(b)    3%(c)     None
Maximum Sales Charge (load) Imposed on Reinvested Dividends              None       None     None
Redemption Fees                                                          None       None     None
Exchange Fees                                                            None       None     None

                                                                       Class A   Class B    Class Y
ANNUAL FUND OPERATING EXPENSES                                         Shares    Shares     Shares
paid from Fund assets (as a % of net assets)                           -------  -------     -------
Management Fees                                                          0.11%     0.11%     0.11%
Distribution and/or Service (12b-1) Fees                                 0.25%   1.00%/(1)/  0.00%
Other Expenses                                                           0.28%     0.28%     0.28%
                                                                        ----     -----       -----
Total Annual Fund Operating Expenses                                     0.64%   1.39%/(1)/  0.39%
                                                                        ====     =====       =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a CDSC of up to 0.10% will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(1)The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waiver, the Fund's actual 12b-1 Fees and Total Annual Fund Operating Expenses would be 0.50% and 0.89%, respectively, for Class B shares.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          Class A  Class B  Class B    Class Y
                          Shares   Shares*  Shares**   Shares
                          ------- -------   --------   -------
                 1 Year   $  314  $  442     $  142     $ 40
                 3 Years  $  450  $  640     $  440     $125
                 5 Years  $  598  $  861     $  761     $219
                 10 Years $1,028  $1,462***  $1,462***  $493

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in dollar-denominated securities of foreign issuers traded in the United States.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                            FURTHER INFORMATION
                                                           REGARDING THE FUND'S
                                                           PRINCIPAL INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, and options.

A futures contract is a type of derivative investment that obligates the holder to buy or sell in an asset in the future at an agreed upon price. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specific exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES

Foreign securities in which the Fund invests include dollar-denominated securities of foreign issuers traded in the United States.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY INVESTMENTS

The Fund may invest in short-term obligations, such as U.S. government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest assets in short-term obligations pending investment or to meet anticipated redemption requests.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.


                                                                    DISCLAIMERS
             -----------------------------------------


The Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                            Sales Charge as    Dealer
                                            a Percentage of  Reallowance
                                            ----------------    as a
                                                        Net  Percentage
                                               Your    Asset   of the
                                            Investment Value Offer Price
                                                %        %        %
        Less than $100,000                    2.50     2.56     2.25
        $100,000 but less than $250,000       2.00     2.04     1.75
        $250,000 but less than $500,000       1.50     1.52     1.25
        $500,000 but less than $1,000,000     1.00     1.01     0.75
        $1,000,000 but less than $3,000,000   None*    None*    0.10
        $3,000,000 but less than $5,000,000   None*    None*    0.05
        $5,000,000 or more                    None*    None*    None

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC in the amount of the Dealer Reallowance shown above will be imposed on the lower of the original purchase price or the net asset value of the shares at the time of certain redemptions within one year of purchase.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more; or
 - Class B shares within six years of buying them.

These time periods include the time you held Class A or Class B shares of another Munder Fund which you may have exchanged for Class A or Class B shares of the Index 500 Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares, if applicable, is based on the amount of the dealer reallowance, if any, at the time of purchase.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  3.00%
                          Second                 2.50%
                          Third                  2.00%
                          Fourth                 1.50%
                          Fifth                  1.00%
                          Sixth                  0.50%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares, the Fund's distributor pays a sales commission of 4.00% of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class B shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A and Class B shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of

Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

DISTRIBUTIONS
------------------------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. World Asset Management (World), a division of MCM, 255 East Brown Street, Birmingham, Michigan, 48009 is responsible for managing the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.11% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Fund.

PERFORMANCE INFORMATION

The table below contains performance information for the Fund, which was created through the conversion of a collective trust fund that had investment objectives and policies which were materially similar to that of the Fund. Immediately before and after the conversion, the same person managed both the collective trust fund and the Fund.

The table for the Fund:

 - includes the average annual total returns of the collective trust fund prior to the conversion and the average annual total returns of the Fund after the conversion;
 - assumes that net investment income and dividends have been reinvested;
 - assumes that the collective trust fund paid the same levels of fees and expenses as the Fund currently pays although the actual expenses of the collective trust fund may have been lower;
 - does not reflect any potential negative impact on the collective trust funds performance if it had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue Code) as the Fund; and
 - indicates past performance only and does not predict future results.

                                              Munder
                                            Index 500    S&P
                                               Fund    500(R)
                  Period Ended              (Class Y)* Index**
                  June 30, 2002                 %         %
                  -------------             ---------- -------
                  1 Year                      (18.40)  (17.99)
                  5 Years                       3.27     3.66
                  10 Years                     11.04    11.43
                  Since Inception (1/27/88)    11.98    12.74

--------------------------------------------------------------------------------

  *Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund.
 **Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

INDEX 500 FUND(a)                               Year       Year       Year      Year      Year
(CLASS A)                                       Ended      Ended      Ended     Ended     Ended
                                               6/30/02    6/30/01    6/30/00   6/30/99   6/30/98
                                               Class A    Class A    Class A   Class A   Class A
                                              --------   --------   --------  --------  --------
Net asset value, beginning of period          $  25.57   $  30.71   $  29.29  $  24.45  $  20.94
                                              --------   --------   --------  --------  --------
Income/(Loss) from investment operations:
Net investment income                             0.22       0.21       0.24      0.25      0.31
Net realized and unrealized gain/(loss) on
 investments                                     (4.93)     (4.86)      1.69      5.08      5.49
                                              --------   --------   --------  --------  --------
Total from investment operations                 (4.71)     (4.65)      1.93      5.33      5.80
                                              --------   --------   --------  --------  --------
Less distributions:
Dividends from net investment income             (0.21)     (0.21)     (0.23)    (0.25)    (0.30)
Distributions from net realized gains               --      (0.27)     (0.28)    (0.24)    (1.99)
Distributions in excess of net realized gains       --      (0.01)        --        --        --
                                              --------   --------   --------  --------  --------
Total distributions                              (0.21)     (0.49)     (0.51)    (0.49)    (2.29)
                                              --------   --------   --------  --------  --------
Net asset value, end of period                $  20.65   $  25.57   $  30.71  $  29.29  $  24.45
                                              ========   ========   ========  ========  ========
Total return (b)                                (18.48)%   (15.30)%     6.74%    22.12%    29.61%
                                              ========   ========   ========  ========  ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)          $340,271   $419,631   $504,843  $393,278  $205,660
Ratio of operating expenses to average net
 assets                                           0.55%      0.51%      0.50%     0.44%     0.39%
Ratio of net investment income to average net
 assets                                           0.92%      0.76%      0.80%     1.08%     1.38%
Portfolio turnover rate                              3%         9%         8%        6%        8%
Ratio of operating expenses to average net
 assets without expense waivers                   0.64%      0.61%      0.61%     0.60%     0.45%

--------------------------------------------------------------------------------

(a)The Munder Index 500 Fund Class A Shares commenced operations on December 9, 1992.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

INDEX 500 FUND(a)                               Year       Year       Year      Year      Year
(CLASS B)                                       Ended      Ended      Ended     Ended     Ended
                                               6/30/02    6/30/01    6/30/00   6/30/99   6/30/98
                                               Class B    Class B    Class B   Class B   Class B
                                              --------   --------   --------  --------  --------
Net asset value, beginning of period          $  25.58   $  30.71   $  29.32  $  24.48  $  20.94
                                              --------   --------   --------  --------  --------
Income/(Loss) from investment operations:
Net investment income                             0.13       0.12       0.13      0.16      0.22
Net realized and unrealized gain/(loss) on
 investments                                     (4.93)     (4.85)      1.70      5.09      5.50
                                              --------   --------   --------  --------  --------
Total from investment operations                 (4.80)     (4.73)      1.83      5.25      5.72
                                              --------   --------   --------  --------  --------
Less distributions:
Dividends from net investment income             (0.13)     (0.12)     (0.16)    (0.17)    (0.19)
Distributions from net realized gains               --      (0.27)     (0.28)    (0.24)    (1.99)
Distributions in excess of net realized gains       --      (0.01)        --        --        --
                                              --------   --------   --------  --------  --------
Total distributions                              (0.13)     (0.40)     (0.44)    (0.41)    (2.18)
                                              --------   --------   --------  --------  --------
Net asset value, end of period                $  20.65   $  25.58   $  30.71  $  29.32  $  24.48
                                              ========   ========   ========  ========  ========
Total return (b)                                (18.79)%   (15.56)%     6.37%    21.71%    29.17%
                                              ========   ========   ========  ========  ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)          $281,790   $368,079   $402,570  $305,955  $132,783
Ratio of operating expenses to average net
 assets                                           0.89%      0.86%      0.85%     0.77%     0.73%
Ratio of net investment income to average net
 assets                                           0.58%      0.41%      0.45%     0.74%     1.03%
Portfolio turnover rate                              3%         9%         8%        6%        8%
Ratio of operating expenses to average net
 assets without expense waivers                   1.39%      1.36%      1.36%     1.35%     0.80%

--------------------------------------------------------------------------------

(a)The Munder Index 500 Fund Class B Shares commenced operations on October 31, 1995.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

INDEX 500 FUND(a)                                   Year      Year      Year      Year      Year
(CLASS Y)                                           Ended     Ended     Ended     Ended     Ended
                                                   6/30/02   6/30/01   6/30/00   6/30/99   6/30/98
                                                   Class Y   Class Y   Class Y   Class Y   Class Y
                                                  -------   -------   --------  --------  --------
Net asset value, beginning of period              $ 25.62   $ 30.76   $  29.33  $  24.48  $  20.97
                                                  -------   -------   --------  --------  --------
Income/(Loss) from investment operations:
Net investment income                                0.27      0.35       0.28      0.29      0.34
Net realized and unrealized gain/(loss) on
 investments                                        (4.97)    (4.96)      1.69      5.08      5.49
                                                  -------   -------   --------  --------  --------
Total from investment operations                    (4.70)    (4.61)      1.97      5.37      5.83
                                                  -------   -------   --------  --------  --------
Less distributions:
Dividends from net investment income                (0.24)    (0.25)     (0.26)    (0.28)    (0.33)
Distributions from net realized gains                  --     (0.27)     (0.28)    (0.24)    (1.99)
Distributions in excess of net realized gains          --     (0.01)        --        --        --
                                                  -------   -------   --------  --------  --------
Total distributions                                 (0.24)    (0.53)     (0.54)    (0.52)    (2.32)
                                                  -------   -------   --------  --------  --------
Net asset value, end of period                    $ 20.68   $ 25.62   $  30.76  $  29.33  $  24.48
                                                  =======   =======   ========  ========  ========
Total return (b)                                   (18.40)%  (15.15)%     6.88%    22.30%    29.76%
                                                  =======   =======   ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $68,555   $93,902   $295,132  $331,755  $320,756
Ratio of operating expenses to average net assets    0.39%     0.36%      0.35%     0.30%     0.29%
Ratio of net investment income to average net
 assets                                              1.08%     0.91%      0.95%     1.23%     1.47%
Portfolio turnover rate                                 3%        9%         8%        6%        8%
Ratio of operating expenses to average net
 assets without expense waivers                      0.39%     0.36%      0.36%     0.35%     0.35%

--------------------------------------------------------------------------------

(a)The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-5899

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROINDEX1002

                          MUNDER INTERMEDIATE BOND FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Intermediate Bond Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, (1) the reference to "and other fixed income securities" in the first paragraph is hereby deleted; (2) all references to "fixed income securities" or "fixed income investments" are hereby replaced with the word "bonds"; (3) the phrase ", but may invest up to 5% of its assets in lower-rated debt securities, including `junk' bonds" in the first sentence of the sixth paragraph is hereby deleted in its entirety; and (4) the introductory phrase in the third paragraph of that section is hereby replaced in its entirety with the following:
         "Bonds in which the Fund may invest also include, to a lesser extent:".

         In addition, all references to the terms "fixed income security" or "fixed income securities" under the heading "Goal and Principal Investment Strategies - Principal Risks," which begins on page 2 of the Prospectus, are hereby replaced with the word "bond" and "bonds," respectively.

3. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER INTERMEDIATE BOND FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                         1993               8.05
                         1994              (3.08)
                         1995              14.01
                         1996               3.13
                         1997               7.21
                         1998               7.21
                         1999               0.20
                         2000               9.12
                         2001               7.65
                         2002               8.00

               Year-to-date through 3/31/03:          1.56%

               Best Quarter:              4.55%       (quarter ended 6/30/95)
               Worst Quarter:            (2.58)%      (quarter ended 3/31/94)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Since
                                                                                 1 Year    5 Years    10 Years     Inception
                                                                                   %          %          %           %/(1)/
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               8.00      6.39        6.05         6.24
-------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                               5.91      4.02        3.43         3.71
-------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                       4.86      3.92        3.50         3.74
-------------------------------------------------------------------------------------------------------------------------------
Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for fees, expenses
     or taxes)                                                                    9.83      7.48        7.07         7.25
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               3.56      5.27        5.39         5.40
-------------------------------------------------------------------------------------------------------------------------------
Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for fees, expenses
     or taxes)                                                                    9.83      7.48        7.07         7.14
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               2.05      5.02        --           5.86
-------------------------------------------------------------------------------------------------------------------------------
Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for fees, expenses
     or taxes)                                                                    9.83      7.48        --           7.85
-------------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               6.02      5.37        --           5.51
-------------------------------------------------------------------------------------------------------------------------------
Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for fees, expenses
     or taxes)                                                                    9.83      7.48        --           7.59
-------------------------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 11/24/92, 10/25/94 and 4/19/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 12/1/91, 12/1/92, 11/1/94 and 5/1/96, respectively.

(2) The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which includes all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government and (ii) the Lehman Brothers Credit Index, which includes all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 10 the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

         --       Investment Strategy
                  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 11 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 13 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

7. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 21 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

8. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

         A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

9. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

         A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

10. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

11.      The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Intermediate Bond Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

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[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER INTERMEDIATE BOND FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             4
             Fees and Expenses                                       6
             Glossary                                                7

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       8
             Other Investment Strategies and Risks                   9

      YOUR INVESTMENT
             Purchasing Shares                                       12
             Exchanging Shares                                       13
             Redeeming Shares                                        13
             Share Class Selection                                   13

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 14
             CDSCs                                                   14

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              15
             Other Information                                       16

      VALUING FUND SHARES                                            16

      DISTRIBUTIONS                                                  17

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  18
             Taxes on Sales or Exchanges                             18
             Other Considerations                                    18

      MANAGEMENT OF THE FUND
             Investment Advisor                                      19
             Portfolio Managers                                      19
             Performance Information                                 19

      FINANCIAL HIGHLIGHTS                                           21

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Intermediate
Bond Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds and other fixed income securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Fixed income securities in which the Fund invests may include:

 - U.S. Government securities and repurchase agreements collateralized by such securities;
 - obligations of domestic banks and corporations; and
 - mortgage and other asset-backed securities.

The Fund's fixed income investments may also include to a lesser extent:

 - obligations of state, local and foreign governments;
 - obligations of foreign banks and corporations;
 - zero coupon bonds, debentures and convertible debentures; and
 - stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issues.

The Fund's dollar-weighted average maturity will generally range between three and ten years.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest up to 5% of its assets in lower-rated debt securities, including ''junk'' bonds.

The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Prepayment Risk
  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

- Investment Grade Securities Risk
  Fixed income securities are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

- When-Issued Securities and Delayed Delivery Risk
  A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Intermediate Bond Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1992   6.79
1993   8.05
1994  (3.08)
1995  14.01
1996   3.13
1997   7.21
1998   7.21
1999   0.20
2000   9.12
2001   7.65

                      YTD through 9/30/02  6.94%

                      Best Quarter        Q2 1995  4.55%
                      Worst Quarter       Q1 1994 (2.58%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                             Since
                                                                   1 Year 5 Years 10 Years Inception
                                                                     %       %       %      %/(1)/
CLASS Y
  Return Before Taxes                                               7.65   6.23     5.93     6.07
  Return After Taxes on Distributions                               5.21   3.77     3.34     3.49
  Return After Taxes on Distributions and Sale of Fund
   Shares                                                           4.62   3.75     3.46     3.59
  Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                         8.98   7.10     6.81     7.00
CLASS A
  Return Before Taxes                                               2.95   5.10      N/A     5.14
  Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                         8.98   7.10      N/A     6.85
CLASS B
  Return Before Taxes                                               1.47   4.84      N/A     5.68
  Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                         8.98   7.10      N/A     7.58
CLASS C
  Return Before Taxes                                               5.56   5.20      N/A     5.25
  Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                         8.98   7.10      N/A     7.20

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 11/24/92, 10/25/94 and 4/19/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 12/1/91, 12/1/92, 10/1/94 and 5/1/96, respectively.
(2)The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which includes all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government and (ii) the Lehman Brothers Credit Index, which includes all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                            Class A  Class B Class C Class Y
SHAREHOLDER FEES                            Shares   Shares  Shares  Shares
paid directly from your investment          -------  ------- ------- -------
Maximum Sales Charge (load) imposed on
 purchases (as a % of offering price)         4%(a)    None    None   None
Maximum Deferred Sales Charge (load) (as a
 % of the lesser of original purchase
 price or redemption proceeds)               None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on
 Reinvested Dividends                         None     None    None   None
Redemption Fees                               None     None    None   None
Exchange Fees                                 None     None    None   None

                                             Class A Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES               Shares  Shares  Shares  Shares
paid from Fund assets (as a % of net assets) ------- ------- ------- -------
  Management Fees                             0.50%   0.50%   0.50%   0.50%
  Distribution and/or Service (12b-1) Fees    0.25%   1.00%   1.00%   0.00%
  Other Expenses                              0.19%   0.19%   0.19%   0.19%
                                              -----   -----   -----   -----
  Total Annual Fund Operating Expenses        0.94%   1.69%   1.69%   0.69%
                                              =====   =====   =====   =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  492  $  672     $  172    $  272   $  172   $ 70
         3 Years  $  688  $  833     $  533    $  533   $  533   $221
         5 Years  $  899  $1,118     $  918    $  918   $  918   $384
         10 Years $1,509  $1,797***  $1,797*** $1,998   $1,998   $859

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.


Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------



ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).

- Investment Strategy
  The Fund may invest a portion of its assets in asset-backed securities.

- Special Risks
  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

  Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

..  BBB- or higher by S&P;
..  Baa3 or higher by Moody's; or
..  BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy
  Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Special Risks
  Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of its total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include, yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of less than 13 months.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks
  Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class. APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $100,000                  4.00     4.17      3.75
        $100,000 but less than $250,000     3.00     3.09      2.75
        $250,000 but less than $500,000     2.00     2.04      1.75
        $500,000 but less than $1,000,000   1.25     1.27      1.00
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.
CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more; or
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B, or Class C shares of the Intermediate Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.
                                                                  DISTRIBUTIONS
             -----------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

PERFORMANCE INFORMATION

The tables below contain performance information for the Fund, which was created through the conversion of a collective trust fund that had investment objectives and policies that were materially similar to those of the Fund. Immediately before and after the conversion, the same person managed both the collective trust fund and the Fund.

The table for the Fund:

 - includes the average annual total returns of the collective trust fund prior to the conversion and the average annual total returns of the Fund after the conversion;

 - assumes that net investment income and dividends have been reinvested;

 - assumes that the collective trust fund paid the same levels of fees and expenses as the Fund currently pays although the actual expenses of the collective fund may have been lower;

 - does not reflect any potential negative impact on the collective trust fund's performance if it had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue
   Code) as the Fund; and

 - indicates past performance only and does not predict future results.

                                                   Lehman
                                      Munder      Brothers
                                   Intermediate Intermediate
                                    Bond Fund   Gov't/Credit
                   Period Ended     (Class Y)*    Index**
                   June 30, 2002        %            %
                   -------------   ------------ ------------
                   1 Year              6.99         8.17
                   5 Years             6.37         7.20
                   10 Years            5.94         6.85
                   Since Inception
                    (9/30/82)          8.00         9.17

--------------------------------------------------------------------------------

  *Converted from collective trust fund to mutual fund on December 1, 1991. All performance after the conversion is that of the Fund.
 **Lehman Brothers Intermediate Government/Credit Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is made up of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years and (ii) Lehman Brothers Intermediate Credit Index, which is made up of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations, with a maturity between one and ten years.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

INTERMEDIATE BOND FUND(a)                     Year       Year      Year       Year       Year
(CLASS A)                                    Ended       Ended    Ended      Ended      Ended
                                           6/30/02(c)   6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class A     Class A  Class A    Class A    Class A
                                           ----------   ------- ---------- ---------- ----------
Net asset value, beginning of period        $  9.39     $ 9.09    $ 9.28    $  9.51     $ 9.33
                                            -------     ------    ------    -------     ------
Income from investment operations:
Net investment income                          0.49(d)    0.54      0.52       0.51       0.55
Net realized and unrealized gain/(loss) on
 investments                                   0.13       0.31     (0.19)     (0.23)      0.16
                                            -------     ------    ------    -------     ------
Total from investment operations               0.62       0.85      0.33       0.28       0.71
                                            -------     ------    ------    -------     ------
Less distributions:
Dividends from net investment income          (0.51)     (0.55)    (0.52)     (0.51)     (0.53)
                                            -------     ------    ------    -------     ------
Total distributions                           (0.51)     (0.55)    (0.52)     (0.51)     (0.53)
                                            -------     ------    ------    -------     ------
Net asset value, end of period              $  9.50     $ 9.39    $ 9.09    $  9.28     $ 9.51
                                            =======     ======    ======    =======     ======
Total return (b)                               6.71%      9.60%     3.68%      2.93%      7.84%
                                            =======     ======    ======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)        $10,321     $9,768    $7,474    $10,293     $7,387
Ratio of operating expenses to average net
 assets                                        0.94%      0.96%     0.96%      0.95%      0.93%
Ratio of net investment income to average
 net assets                                    5.13%(d)   5.87%     5.65%      5.38%      5.77%
Portfolio turnover rate                          85%       179%      130%       128%       194%
Ratio of operating expenses to average net
 assets without expense waivers                0.94%      0.96%     0.96%      0.95%      0.93%

--------------------------------------------------------------------------------

(a)The Munder Intermediate Bond Fund Class A Shares commenced operations on November 24, 1992.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.50 for Class A Shares and the ratio of net investment income to average net assets would have been 5.28% for Class A Shares .

INTERMEDIATE BOND FUND(a)                     Year       Year      Year       Year       Year
(CLASS B)                                    Ended       Ended    Ended      Ended      Ended
                                           6/30/02(c)   6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class B     Class B  Class B    Class B    Class B
                                           ----------   ------- ---------- ---------- ----------
Net asset value, beginning of period        $  9.36     $ 9.07    $ 9.25     $ 9.49     $ 9.32
                                            -------     ------    ------     ------     ------
Income from investment operations:
Net investment income                          0.41(d)    0.48      0.45       0.44       0.47
Net realized and unrealized gain/(loss) on
 investments                                   0.14       0.29     (0.18)     (0.24)      0.16
                                            -------     ------    ------     ------     ------
Total from investment operations               0.55       0.77      0.27       0.20       0.63
                                            -------     ------    ------     ------     ------
Less distributions:
Dividends from net investment income          (0.44)     (0.48)    (0.45)     (0.44)     (0.46)
                                            -------     ------    ------     ------     ------
Total distributions                           (0.44)     (0.48)    (0.45)     (0.44)     (0.46)
                                            -------     ------    ------     ------     ------
Net asset value, end of period              $  9.47     $ 9.36    $ 9.07     $ 9.25     $ 9.49
                                            =======     ======    ======     ======     ======
Total return (b)                               5.93%      8.69%     3.03%      2.06%      6.94%
                                            =======     ======    ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)        $11,608     $7,563    $5,645     $3,779     $  598
Ratio of operating expenses to average net
 assets                                        1.69%      1.71%     1.71%      1.70%      1.68%
Ratio of net investment income to average
 net assets                                    4.38%(d)   5.12%     4.90%      4.63%      5.02%
Portfolio turnover rate                          85%       179%      130%       128%       194%
Ratio of operating expenses to average net
 assets without expense waivers                1.69%      1.71%     1.71%      1.70%      1.68%

--------------------------------------------------------------------------------

(a)The Munder Intermediate Bond Fund Class B Shares commenced operations on October 25, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.43 for Class B Shares and the ratio of net investment income to average net assets would have been 4.53% for Class B Shares.

INTERMEDIATE BOND FUND (a)                    Year       Year      Year       Year       Year
(CLASS C)                                    Ended       Ended    Ended      Ended      Ended
                                           6/30/02(c)   6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class C     Class C  Class C    Class C    Class C
                                           ----------   ------- ---------- ---------- ----------
Net asset value, beginning of period         $ 9.40     $ 9.11    $ 9.26     $ 9.50     $ 9.35
                                             ------     ------    ------     ------     ------
Income from investment operations:
Net investment income                          0.42(d)    0.51      0.45       0.44       0.48
Net realized and unrealized gain/(loss) on
 investments                                   0.13       0.26     (0.15)     (0.24)      0.13
                                             ------     ------    ------     ------     ------
Total from investment operations               0.55       0.77      0.30       0.20       0.61
                                             ------     ------    ------     ------     ------
Less distributions:
Dividends from net investment income          (0.44)     (0.48)    (0.45)     (0.44)     (0.46)
                                             ------     ------    ------     ------     ------
Total distributions                           (0.44)     (0.48)    (0.45)     (0.44)     (0.46)
                                             ------     ------    ------     ------     ------
Net asset value, end of period               $ 9.51     $ 9.40    $ 9.11     $ 9.26     $ 9.50
                                             ======     ======    ======     ======     ======
Total return (b)                               5.91%      8.65%     3.37%      2.06%      6.69%
                                             ======     ======    ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $1,321     $  904    $1,796     $  608     $   70
Ratio of operating expenses to average net
 assets                                        1.69%      1.71%     1.71%      1.70%      1.68%
Ratio of net investment income to average
 net assets                                    4.38%(d)   5.12%     4.91%      4.63%      5.02%
Portfolio turnover rate                          85%       179%      130%       128%       194%
Ratio of operating expenses to average net
 assets without expense waivers                1.69%      1.71%     1.71%      1.70%      1.68%

--------------------------------------------------------------------------------

(a)The Munder Intermediate Bond Fund Class C Shares commenced operations on April 19, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.43 for Class C Shares and the ratio of net investment income to average net assets would have been 4.53% for Class C Shares.

INTERMEDIATE BOND FUND (a)                  Year        Year       Year       Year       Year
(CLASS Y)                                  Ended        Ended     Ended      Ended      Ended
                                         6/30/02(c)    6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                          Class Y      Class Y   Class Y    Class Y    Class Y
                                        ----------    --------  ---------- ---------- ----------
Net asset value, beginning of period     $   9.38     $   9.08   $   9.26   $   9.50   $   9.33
                                         --------     --------   --------   --------   --------
Income from investment operations:
Net investment income                        0.51(d)      0.58       0.54       0.54       0.57
Net realized and unrealized gain/(loss)
 on investments                              0.13         0.29      (0.18)     (0.25)      0.16
                                         --------     --------   --------   --------   --------
Total from investment operations             0.64         0.87       0.36       0.29       0.73
                                         --------     --------   --------   --------   --------
Less distributions:
Dividends from net investment income        (0.53)       (0.57)     (0.54)     (0.53)     (0.56)
                                         --------     --------   --------   --------   --------
Total distributions                         (0.53)       (0.57)     (0.54)     (0.53)     (0.56)
                                         --------     --------   --------   --------   --------
Net asset value, end of period           $   9.49     $   9.38   $   9.08   $   9.26   $   9.50

                                         ========     ========   ========   ========   ========
Total return (b)                             6.99%        9.88%      4.06%      3.08%      7.99%
                                         ========     ========   ========   ========   ========
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)     $119,919     $107,226   $128,663   $193,396   $226,856
Ratio of operating expenses to average
 net assets                                  0.69%        0.71%      0.71%      0.70%      0.68%
Ratio of net investment income to
 average net assets                          5.38%(d)     6.12%      5.90%      5.63%      6.02%
Portfolio turnover rate                        85%         179%       130%       128%       194%
Ratio of operating expenses to average
 net assets without expense waivers          0.69%        0.71%      0.71%      0.70%      0.68%

--------------------------------------------------------------------------------

(a)The Munder Intermediate Bond Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.52 for Class Y Shares and the ratio of net investment income to average net assets would have been 5.53% for Class Y Shares.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROIMEDBOND1002

                         MUNDER INTERNATIONAL BOND FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder International Bond Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, (1) all references to "fixed income securities" or "fixed income investments" are hereby replaced with the word "bonds"; (2) the phrase ", but may invest up to 5% of its assets in lower-rated debt securities, including `junk' bonds" in the first sentence of the fifth paragraph is hereby deleted in its entirety; and (3) the second sentence in the third paragraph is hereby amended to read in its entirety as follows:

          Generally, the Fund will invest at least 80% of its assets in the securities of issuers in at least three foreign countries, which may include emerging market countries.

     In addition, all references to the terms "fixed income security" or "fixed income securities" under the heading "Goal and Principal Investment Strategies - Principal Risks," which begins on page 2 of the Prospectus, are hereby replaced with the word "bond" and "bonds," respectively.

4. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

Munder International Bond Fund CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                              1997             (4.87)
                              1998             17.64
                              1999             (5.42)
                              2000             (3.53)
                              2001             (3.69)
                              2002             21.91

                   Year-to-date through 3/31/03:     4.07%

           Best Quarter:        13.75%       (quarter ended 6/30/02)
           Worst Quarter:       (5.51)%      (quarter ended 3/31/97)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------
                                                                                                        Since
                                                                                 1 Year    5 Year     Inception
                                                                                   %         %          %/(1)/
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              21.91      4.73         3.34
-------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                              21.37      3.76         2.39
-------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                      13.45      3.34         2.21
-------------------------------------------------------------------------------------------------------------------
Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           21.99      5.08         3.67
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              16.65      3.60         2.43
-------------------------------------------------------------------------------------------------------------------
Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           21.99      5.08         3.44
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              15.60      3.33         2.73
-------------------------------------------------------------------------------------------------------------------
Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           21.99      5.08         4.54
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              19.66        --         3.42
-------------------------------------------------------------------------------------------------------------------
Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                           21.99        --         4.98
-------------------------------------------------------------------------------------------------------------------

------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 10/2/96, 10/17/96, 6/9/97 and 6/4/98, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 10/1/96, 11/1/96, 6/1/97 and 6/1/98, respectively.

(2) The Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, EUR 15 billion and (Yen)2.5 trillion.

5. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 9 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

6. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 10 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

7. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 13 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

       Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 20 of the Prospectus:

       The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of

     Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder International Bond Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER INTERNATIONAL BOND FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             4
             Fees and Expenses                                       6
             Glossary                                                7

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       8
             Other Investment Strategies and Risks                   9

      YOUR INVESTMENT
             Purchasing Shares                                       12
             Exchanging Shares                                       12
             Redeeming Shares                                        12
             Share Class Selection                                   12

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 14
             CDSCs                                                   14

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              15
             Other Information                                       15

      VALUING FUND SHARES                                            16

      DISTRIBUTIONS                                                  17

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  17
             Taxes on Sales or Exchanges                             18
             Other Considerations                                    18

      MANAGEMENT OF THE FUND
             Investment Advisor                                      19
             Portfolio Managers                                      19

      FINANCIAL HIGHLIGHTS                                           20

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder International Bond Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to realize a competitive total return through a combination of current income and capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in a broad range of fixed income securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Fixed income securities in which the Fund may invest include:

 - obligations issued by foreign governments, their agencies, instrumentalities or political subdivisions;
 - obligations issued or guaranteed by supranational organizations (such as the World Bank);
 - obligations of foreign banks or bank holding companies; and
 - obligations of foreign corporations.

The Fund also may invest in fixed income securities of domestic issuers that are denominated in foreign currencies. Generally, the Fund will invest at least 80% of its assets in the securities of issuers in at least three foreign countries.

The Fund's strategy focuses on analysis of bond yield relationships and specifically focuses on making allocation decisions based on yield relationships between countries, pricing inefficiencies in the marketplace and yield curve analysis.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest up to 5% of its assets in lower-rated debt securities, including "junk" bonds. The portfolio's dollar-weighted average maturity will generally range between three and fifteen years.

The Fund may engage in short-term trading of portfolio securities.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Foreign Securities Risk
  The Fund's investments in foreign securities involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

- Non-Diversified Risk
  The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

- Investment Grade Securities Risk
  Fixed income securities are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder International Bond Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1997 (4.87)
1998 17.64
1999 (5.42)
2000 (3.53)
2001 (3.69)

                      YTD through 9/30/02  14.82%

                      Best Quarter        Q3 1998  9.51%
                      Worst Quarter       Q1 1997 (5.51%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                               Since
                                                                              1 Year 5 Years Inception
                                                                                %       %     %/(1)/
CLASS Y
  Return Before Taxes                                                         (3.69)  (0.34)    0.14
  Return After Taxes on Distributions                                         (4.44)  (1.33)   (0.88)
  Return After Taxes on Distributions and Sale of Fund Shares                 (2.23)  (0.72)   (0.36)
  Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (3.54)   0.11     0.50
CLASS A
  Return Before Taxes                                                         (7.67)  (1.39)   (0.86)
  Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (3.54)   0.11    (0.19)
CLASS B
  Return Before Taxes                                                         (9.23)   N/A     (1.03)
  Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (3.54)   0.11     1.08
CLASS C
  Return Before Taxes                                                         (4.79)   N/A     (0.94)
  Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (3.54)   0.11     0.69

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 10/2/96, 10/17/96, 6/9/97 and 6/4/98, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 10/1/96, 11/1/96, 6/1/97 and 6/1/98, respectively.
(2)The Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, EUR 15 billion and (Yen)2.5 trillion.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                        4%(a)    None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.50%    0.50%   0.50%  0.50%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.39%    0.39%   0.39%  0.39%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         1.14%    1.89%   1.89%  0.89%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  512  $  692     $  192    $  292   $  192  $   91
         3 Years  $  748  $  894     $  594    $  594   $  594  $  284
         5 Years  $1,003  $1,221     $1,021    $1,021   $1,021  $  493
         10 Years $1,731  $2,014***  $2,014*** $2,212   $2,212  $1,096

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee bonds, which are dollar denominated bonds issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

..  BBB- or higher by S&P;
..  Baa3 or higher by Moody's; or
..  BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy
  Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Special Risks
  Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.


                                          OTHER INVESTMENT STRATEGIES AND RISKS
             -----------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;
  and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligation, such as U.S. Government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment,in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks
  Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $100,000                  4.00     4.17      3.75
        $100,000 but less than $250,000     3.00     3.09      2.75
        $250,000 but less than $500,000     2.00     2.04      1.75
        $500,000 but less than $1,000,000   1.25     1.27      1.00
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more; or
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the International Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during the quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.


                                                                  DISTRIBUTIONS
             -----------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------


Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

INTERNATIONAL BOND FUND(a)                    Year         Year       Year       Year     Year
(CLASS A)                                    Ended        Ended      Ended      Ended     Ended
                                           6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                            Class A      Class A    Class A    Class A   Class A
                                           ----------   ---------- ---------- ---------- -------
Net asset value, beginning of period         $ 8.60       $ 9.29     $ 9.74     $ 9.66   $ 9.82
                                             ------       ------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income                          0.25         0.25       0.28       0.30     0.20
Net realized and unrealized gain/(loss) on
 investments                                   0.99        (0.94)     (0.23)      0.11    (0.11)
                                             ------       ------     ------     ------   ------
Total from investment operations               1.24        (0.69)      0.05       0.41     0.09
                                             ------       ------     ------     ------   ------
Less distributions:
Dividends from net investment income          (0.14)          --      (0.50)     (0.18)   (0.23)
Distributions from net realized gains            --           --         --      (0.15)   (0.02)
Distributions from capital                    (0.00)(d)       --         --         --       --
                                             ------       ------     ------     ------   ------
Total distributions                           (0.14)          --      (0.50)     (0.33)   (0.25)
                                             ------       ------     ------     ------   ------
Net asset value, end of period               $ 9.70       $ 8.60     $ 9.29     $ 9.74   $ 9.66
                                             ======       ======     ======     ======   ======
Total return (b)                              14.50%       (7.43)%     0.35%      3.93%    0.86%
                                             ======       ======     ======     ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $1,308       $1,327     $  410     $  359   $  160
Ratio of operating expenses to average net
 assets                                        1.14%        1.10%      1.16%      1.14%    1.11%
Ratio of net investment income to average
 net assets                                    2.83%        2.78%      2.94%      2.95%    3.53%
Portfolio turnover rate                          25%          87%       138%        59%      81%
Ratio of operating expenses to average net
 assets without expense waivers                1.14%        1.10%      1.16%      1.14%    1.11%

--------------------------------------------------------------------------------

(a)The Munder International Bond Fund Class A Shares commenced operations on October 17, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

INTERNATIONAL BOND FUND(a)                           Year         Year       Year       Year     Year
(CLASS B)                                           Ended        Ended      Ended      Ended     Ended
                                                  6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                                   Class B      Class B    Class B    Class B   Class B
                                                  ----------   ---------- ---------- ---------- -------
Net asset value, beginning of period                $ 8.48       $ 9.23     $ 9.72     $ 9.66   $ 9.83
                                                    ------       ------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income                                 0.18         0.18       0.21       0.23     0.18
Net realized and unrealized gain/(loss) on
 investments                                          0.98        (0.93)     (0.23)      0.11    (0.15)
                                                    ------       ------     ------     ------   ------
Total from investment operations                      1.16        (0.75)     (0.02)      0.34     0.03
                                                    ------       ------     ------     ------   ------
Less distributions:
Dividends from net investment income                 (0.11)          --      (0.47)     (0.13)   (0.18)
Distributions from net realized gains                   --           --         --      (0.15)   (0.02)
Distributions from capital                           (0.00)(d)       --         --         --       --
                                                    ------       ------     ------     ------   ------
Total distributions                                  (0.11)          --      (0.47)     (0.28)   (0.20)
                                                    ------       ------     ------     ------   ------
Net asset value, end of period                      $ 9.53       $ 8.48     $ 9.23     $ 9.72   $ 9.66
                                                    ======       ======     ======     ======   ======
Total return (b)                                     13.78%       (8.13)%    (0.44)%     3.15%    0.26%
                                                    ======       ======     ======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $  258       $  132     $  223     $  138   $  107
Ratio of operating expenses to average net assets     1.89%        1.85%      1.91%      1.89%    1.86%
Ratio of net investment income to average net
 assets                                               2.08%        2.03%      2.19%      2.24%    2.78%
Portfolio turnover rate                                 25%          87%       138%        59%      81%
Ratio of operating expenses to average net assets
 without expense waivers                              1.89%        1.85%      1.91%      1.89%    1.86%

--------------------------------------------------------------------------------

(a)The Munder International Bond Fund Class B Shares commenced operations on June 9, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

INTERNATIONAL BOND FUND(a)                           Year         Year       Year       Year     Period
(CLASS C)                                           Ended        Ended      Ended      Ended      Ended
                                                  6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c)  6/30/98
                                                   Class C      Class C    Class C    Class C    Class C
                                                  ----------   ---------- ---------- ---------- -------
Net asset value, beginning of period                $ 8.61       $ 9.29     $ 9.77     $ 9.73   $ 9.84
                                                    ------       ------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income                                 0.19         0.18       0.21       0.22     0.01
Net realized and unrealized gain/(loss) on
 investments                                          0.98        (0.86)     (0.22)      0.10    (0.11)
                                                    ------       ------     ------     ------   ------
Total from investment operations                      1.17        (0.68)     (0.01)      0.32    (0.10)
                                                    ------       ------     ------     ------   ------
Less distributions:
Dividends from net investment income                 (0.11)          --      (0.47)     (0.13)   (0.01)
Distributions from net realized gains                   --           --         --      (0.15)      --
Distributions from capital                           (0.00)(e)       --         --         --       --
                                                    ------       ------     ------     ------   ------
Total distributions                                  (0.11)          --      (0.47)     (0.28)   (0.01)
                                                    ------       ------     ------     ------   ------
Net asset value, end of period                      $ 9.67       $ 8.61     $ 9.29     $ 9.77   $ 9.73
                                                    ======       ======     ======     ======   ======
Total return (b)                                     13.69%       (7.32)%    (0.34)%     2.92%   (0.84)%
                                                    ======       ======     ======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $  237       $   37     $   28     $   75   $   31
Ratio of operating expenses to average net assets     1.89%        1.85%      1.91%      1.89%    1.87%(d)
Ratio of net investment income to average net
 assets                                               2.08%        2.03%      2.19%      2.14%    2.79%(d)
Portfolio turnover rate                                 25%          87%       138%        59%      81%
Ratio of operating expenses to average net assets
 without expense waivers                              1.89%        1.85%      1.91%      1.89%    1.87%(d)

--------------------------------------------------------------------------------

(a)The Munder International Bond Fund Class C Shares commenced operations on June 4, 1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.
(e)Amount represents less than $0.01 per share.

INTERNATIONAL BOND FUND(a)                    Year         Year       Year       Year     Year
(CLASS Y)                                    Ended        Ended      Ended      Ended     Ended
                                           6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                            Class Y      Class Y    Class Y    Class Y   Class Y
                                           ----------   ---------- ---------- ---------- -------
Net asset value, beginning of period        $  8.66      $  9.33    $  9.77    $  9.68   $  9.83
                                            -------      -------    -------    -------   -------
Income/(Loss) from investment operations:
Net investment income                          0.28         0.27       0.31       0.34      0.22
Net realized and unrealized gain/(loss) on
 investments                                   1.00        (0.94)     (0.24)      0.10     (0.11)
                                            -------      -------    -------    -------   -------
Total from investment operations               1.28        (0.67)      0.07       0.44      0.11
                                            -------      -------    -------    -------   -------
Less distributions:
Dividends from net investment income          (0.18)          --      (0.51)     (0.20)    (0.24)
Distributions from net realized gains            --           --         --      (0.15)    (0.02)
Distributions from capital                    (0.00)(d)       --         --         --        --
                                            -------      -------    -------    -------   -------
Total distributions                           (0.18)          --      (0.51)     (0.35)    (0.26)
                                            -------      -------    -------    -------   -------
Net asset value, end of period              $  9.76      $  8.66    $  9.33    $  9.77   $  9.68
                                            =======      =======    =======    =======   =======
Total return (b)                              14.98%       (7.18)%     0.57%      4.21%     1.12%
                                            =======      =======    =======    =======   =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)        $35,057      $31,083    $33,905    $51,193   $49,834
Ratio of operating expenses to average net
 assets                                        0.89%        0.85%      0.91%      0.89%     0.86%
Ratio of net investment income to average
 net assets                                    3.08%        3.03%      3.20%      3.26%     3.78%
Portfolio turnover rate                          25%          87%       138%        59%       81%
Ratio of operating expenses to average net
 assets without expense waivers                0.89%        0.85%      0.91%      0.89%     0.86%

--------------------------------------------------------------------------------

(a)The Munder International Bond Fund Class Y Shares commenced operations on October 2, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-7346

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      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROINTLBOND1002

                        MUNDER INTERNATIONAL EQUITY FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder International Equity Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER INTERNATIONAL EQUITY FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                       1993             32.51
                       1994             (8.35)
                       1995             14.03
                       1996             10.41
                       1997              3.37
                       1998             13.37
                       1999             44.54
                       2000            (17.03)
                       2001            (21.88)
                       2002            (17.42)

     Year-to-date through 3/31/03:      (6.85)%

     Best Quarter:          25.39%      (quarter ended 12/31/99)
     Worst Quarter:        (19.59)%     (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Since
                                                                                1 Year   5 Years   10 Years    Inception
                                                                                  %         %         %          %/(1)/
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                            (17.42)   (2.59)      3.32         3.58
----------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                            (17.91)   (3.82)      2.02         2.40
----------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                    (10.69)   (1.92)      2.63         2.87
----------------------------------------------------------------------------------------------------------------------------
FTSE World Index ex-U.S./(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                     (14.71)   (2.07)      4.34         3.03
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Since
                                                                                   1 Year   5 Years   10 Years    Inception
                                                                                     %        %         %          %/(1)/
------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                 (22.33)   (3.96)      2.48         2.49
------------------------------------------------------------------------------------------------------------------------------
FTSE World Index ex-U.S./(2)/ (reflects no deductions for fees, expenses or taxes)  (14.71)   (2.07)      4.34         4.34
------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                 (22.33)   (3.88)        --        (0.02)
------------------------------------------------------------------------------------------------------------------------------
FTSE World Index ex-U.S./(2)/ (reflects no deductions for fees, expenses or taxes)  (14.71)   (2.07)        --         0.76
------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                 (19.09)   (3.58)        --        (0.74)
------------------------------------------------------------------------------------------------------------------------------
FTSE World Index ex-U.S./(2)/ (reflects no deductions for fees, expenses or taxes)  (14.71)   (2.07)        --         0.10
------------------------------------------------------------------------------------------------------------------------------

-----------------
(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 11/30/92, 3/9/94 and 9/29/95, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 12/1/91, 12/1/92, 3/1/94 and 10/1/95, respectively.

(2) The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each such country and includes gross reinvestment of dividends.

3. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 6 of the Prospectus:

         The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

         --     Investment Strategy
                The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the first bullet point on page 11 is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

7. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 18 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

8. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

9. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

10. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

11.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder International Equity Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


       MUNDER INTERNATIONAL EQUITY FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           4
              Fees and Expenses                                     6
              Glossary                                              7

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 8

       YOUR INVESTMENT
              Purchasing Shares                                     10
              Exchanging Shares                                     10
              Redeeming Shares                                      10
              Share Class Selection                                 10

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               11
              CDSCs                                                 12

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            13
              Other Information                                     13

       VALUING FUND SHARES                                          13

       DISTRIBUTIONS                                                14

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                15
              Taxes on Sales or Exchanges                           15
              Other Considerations                                  16

       MANAGEMENT OF THE FUND
              Investment Advisor                                    16
              Portfolio Managers                                    16
              Performance Information                               16

       FINANCIAL HIGHLIGHTS                                         18

       SHAREHOLDER GUIDE
              How to Reach the Funds                                S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder International
Equity Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------
Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities, most of which are American Depositary Receipts (ADRs).

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Generally, the Fund will invest at least 80% of its assets in the securities of issuers in at least three foreign countries. Most investments will be in mature markets, but the Fund may also invest in emerging markets.

The Fund utilizes a non-traditional and highly quantitative approach to investing. The Fund invests in securities trading on either a foreign or U.S. stock exchange, which are chosen through an economic modeling process. This process seeks to identify those stocks that will have strong relative performance in their home market.

The advisor maintains a list of foreign securities, including depositary receipts that the Fund may purchase based on market capitalization (generally above $250 million), exchange listing standards, data quality, pricing availability and various macro- economic considerations. The advisor updates the securities list regularly, adds new securities to the list if they are eligible and sells securities not on the updated securities list as soon as practicable.

After the advisor creates the securities list, it divides the list into two sections. The first section is designed to provide broad coverage of international markets. The second section increases exposure to securities that the advisor expects will perform better than other stocks in their industry sectors and their country's securities markets as a whole. When the advisor believes broader market exposure will benefit the Fund, it will allocate up to 100% of the Fund's assets in securities of the first type. When the advisor identifies strong potential for specific securities to perform well, the Fund may invest up to 50% of its assets in securities of the second type.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

- Foreign Securities Risk
  The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

- Small Company Stock Risk
  The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them difficult to sell.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder International Equity Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]

1992   1.29
1993  32.51
1994  (8.35)
1995  14.03
1996  10.41
1997   3.37
1998  13.37
1999  44.54
2000 (17.03)
2001 (21.88)

                     YTD through 9/30/02 (23.09%)

                     Best Quarter        Q4 1999   25.39%
                     Worst Quarter       Q3 2001  (17.66%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                          Since
                                                               1 Year  5 Years 10 Years Inception
                                                                 %        %       %      %/(1)/
CLASS Y
  Return Before Taxes                                          (21.88)  1.89     5.45     5.94
  Return After Taxes on Distributions                          (22.14)  0.35     4.18     4.67
  Return After Taxes on Distributions and Sale of Fund Shares  (13.21)  1.47     4.30     4.73
  FTSE World Index ex-U.S./(2)/ (reflects no deductions for
   fees, expenses or taxes)                                    (19.90)  1.26     4.54     4.98
CLASS A
  Return Before Taxes                                          (26.36)  0.49      N/A     5.01
  FTSE World Index ex-U.S./(2)/ (reflects no deductions for
   fees, expenses or taxes)                                    (19.90)  1.26      N/A     6.68
CLASS B
  Return Before Taxes                                          (26.63)  0.57      N/A     2.54
  FTSE World Index ex-U.S./(2)/ (reflects no deductions for
   fees, expenses or taxes)                                    (19.90)  1.26      N/A     2.92
CLASS C
  Return Before Taxes                                          (23.45)  0.87      N/A     2.40
  FTSE World Index ex-U.S./(2)/ (reflects no deductions for
   fees, expenses or taxes)                                    (19.90)  1.26      N/A     4.98

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 11/30/92, 3/9/94 and 9/29/95, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 12/1/91, 12/1/92, 3/1/94 and 10/1/95, respectively.
(2)The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                       5.5%(a)   None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              2%(e)    2%(e)   2%(e)  None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.75%    0.75%   0.75%  0.75%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.38%    0.38%   0.38%  0.38%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         1.38%    2.13%   2.13%  1.13%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)A short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of Class A, Class B or Class C shares of the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  683  $  716     $  216    $  316   $  216  $  115
         3 Years  $  963  $  967     $  667    $  667   $  667  $  359
         5 Years  $1,264  $1,344     $1,144    $1,144   $1,144  $  622
         10 Years $2,116  $2,269***  $2,269*** $2,462   $2,462  $1,375

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.


Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period or a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

MORE ABOUT THE FUND
------------------------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. This is a fundamental policy that can be changed only by shareholders.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sale Charges as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the International Equity Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.
                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).

Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. World Asset Management (World), a division of MCM, 255 East Brown Street, Birmingham, Michigan 48009, is responsible for managing the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Fund.

PERFORMANCE INFORMATION

The table below contains performance information for the Fund, which was created through the conversion of a collective trust fund that had investment objectives and policies that were materially similar to those of the Fund. Immediately before and after the conversion, the same person managed both the collective trust fund and the Fund.

The table for the Fund:

- includes the average annual total returns of the collective trust fund prior to the conversion and the average annual total returns of the Fund after the conversion;

- assumes that net investment income and dividends have been reinvested;

- assumes that the collective trust fund paid the same levels of fees and expenses as the Fund currently pays although the actual expenses of the collective trust fund may have been lower;

- does not reflect any potential negative impact on the collective trust fund's performance if it had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue Code) as the Fund; and

- indicates past performance only and does not predict future results.

                                       Munder       FTSE
                                    International   World
                                     Equity Fund    Index
                     Period Ended    (Class Y)*   ex-U.S.**
                    June 30, 2002         %           %
                    -------------   ------------- ---------
                    1 Year             (12.70)      (8.47)
                    5 Years             (1.54)      (1.08)
                    10 Years             4.74        5.68
                    Since Inception
                     (9/30/90)           5.83        4.48

--------

  *Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund.
 **FTSE World Index ex-U.S. performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

INTERNATIONAL EQUITY FUND(a)                       Year      Year       Year       Year     Year
(CLASS A)                                         Ended      Ended     Ended      Ended     Ended
                                                6/30/02(c)  6/30/01  6/30/00(c) 6/30/99(c) 6/30/98
                                                 Class A    Class A   Class A    Class A   Class A
                                                ---------- -------   ---------- ---------- -------
Net asset value, beginning of period             $ 12.15   $ 18.06    $ 16.21    $ 15.03   $15.73
                                                 -------   -------    -------    -------   ------
Income/(Loss) from investment operations:
Net investment income                               0.11      0.08       0.25       0.20     0.15
Net realized and unrealized gain/(loss) on
 investments                                       (1.70)    (4.66)      3.47       1.38     0.34
                                                 -------   -------    -------    -------   ------
Total from investment operations                   (1.59)    (4.58)      3.72       1.58     0.49
                                                 -------   -------    -------    -------   ------
Less distributions:
Dividends from net investment income               (0.04)    (0.10)     (0.28)     (0.17)   (0.19)
Distributions from net realized gains                 --     (1.23)     (1.59)     (0.23)   (1.00)
                                                 -------   -------    -------    -------   ------
Total distributions                                (0.04)    (1.33)     (1.87)     (0.40)   (1.19)
                                                 -------   -------    -------    -------   ------
Net asset value, end of period                   $ 10.52   $ 12.15    $ 18.06    $ 16.21   $15.03
                                                 =======   =======    =======    =======   ======
Total return (b)                                  (13.11)%  (26.58)%    23.86%     10.80%    4.30%
                                                 =======   =======    =======    =======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $ 5,576   $ 8,728    $10,946    $16,024   $6,264
Ratio of operating expenses to average net
 assets                                             1.38%     1.38%      1.30%      1.29%    1.25%
Ratio of net investment income to average net
 assets                                             0.98%     0.62%      1.44%      1.33%    1.03%
Portfolio turnover rate                               22%       27%        18%        23%      41%
Ratio of operating expenses to average net
 assets without expense waivers                     1.38%     1.38%      1.30%      1.29%    1.25%

--------------------------------------------------------------------------------

(a)The Munder International Equity Fund Class A Shares commenced operations on November 30, 1992.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

INTERNATIONAL EQUITY FUND(a)                        Year      Year       Year       Year     Year
(CLASS B)                                          Ended      Ended     Ended      Ended     Ended
                                                 6/30/02(c)  6/30/01  6/30/00(c) 6/30/99(c) 6/30/98
                                                  Class B    Class B   Class B    Class B   Class B
                                                 ---------- -------   ---------- ---------- -------
Net asset value, beginning of period              $ 11.84   $ 17.68     $15.97     $14.83   $15.57
                                                  -------   -------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income/(loss)                         0.02     (0.02)      0.12       0.05     0.05
Net realized and unrealized gain/(loss) on
 investments                                        (1.64)    (4.54)      3.36       1.42     0.32
                                                  -------   -------     ------     ------   ------
Total from investment operations                    (1.62)    (4.56)      3.48       1.47     0.37
                                                  -------   -------     ------     ------   ------
Less distributions:
Dividends from net investment income                (0.01)    (0.05)     (0.13)     (0.10)   (0.11)
Distributions in excess of net investment income       --        --      (0.05)        --       --
Distributions from net realized gains                  --     (1.23)     (1.59)     (0.23)   (1.00)
                                                  -------   -------     ------     ------   ------
Total distributions                                 (0.01)    (1.28)     (1.77)     (0.33)   (1.11)
                                                  -------   -------     ------     ------   ------
Net asset value, end of period                    $ 10.21   $ 11.84     $17.68     $15.97   $14.83
                                                  =======   =======     ======     ======   ======
Total return (b)                                   (13.64)%  (27.10)%    22.51%     10.08%    3.54%
                                                  =======   =======     ======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $ 1,289   $ 2,201     $3,211     $1,104   $1,121
Ratio of operating expenses to average net
 assets                                              2.13%     2.13%      2.05%      2.04%    2.00%
Ratio of net investment income/(loss) to average
 net assets                                          0.23%    (0.13)%     0.69%      0.34%    0.28%
Portfolio turnover rate                                22%       27%        18%        23%      41%
Ratio of operating expenses to average net
 assets without expense waivers                      2.13%     2.13%      2.05%      2.04%    2.00%

--------------------------------------------------------------------------------

(a)The Munder International Equity Fund Class B Shares commenced operations on March 9, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

INTERNATIONAL EQUITY FUND(a)                  Year      Year       Year       Year     Year
(CLASS C)                                    Ended      Ended     Ended      Ended     Ended
                                           6/30/02(c)  6/30/01  6/30/00(c) 6/30/99(c) 6/30/98
                                            Class C    Class C   Class C    Class C   Class C
                                           ---------- -------   ---------- ---------- -------
Net asset value, beginning of period        $ 11.95   $ 17.86     $16.09     $14.95   $15.68
                                            -------   -------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income                          0.02      0.04       0.12       0.05     0.04
Net realized and unrealized gain/(loss) on
 investments                                  (1.65)    (4.67)      3.42       1.42     0.34
                                            -------   -------     ------     ------   ------
Total from investment operations              (1.63)    (4.63)      3.54       1.47     0.38
                                            -------   -------     ------     ------   ------
Less distributions:
Dividends from net investment income          (0.01)    (0.05)     (0.13)     (0.10)   (0.11)
Distributions in excess of net investment
 income                                          --        --      (0.05)        --       --
Distributions from net realized gains            --     (1.23)     (1.59)     (0.23)   (1.00)
                                            -------   -------     ------     ------   ------
Total distributions                           (0.01)    (1.28)     (1.77)     (0.33)   (1.11)
                                            -------   -------     ------     ------   ------
Net asset value, end of period              $ 10.31   $ 11.95     $17.86     $16.09   $14.95
                                            =======   =======     ======     ======   ======
Total return (b)                             (13.67)%  (27.12)%    22.66%     10.07%    3.50%
                                            =======   =======     ======     ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)        $ 1,805   $ 3,483     $3,977     $2,111   $1,911
Ratio of operating expenses to average net
 assets                                        2.13%     2.13%      2.05%      2.04%    2.00%
Ratio of net investment income/(loss) to
 average net assets                            0.23%    (0.13)%     0.69%      0.36%    0.28%
Portfolio turnover rate                          22%       27%        18%        23%      41%
Ratio of operating expenses to average net
 assets without expense waivers                2.13%     2.13%      2.05%      2.04%    2.00%

--------------------------------------------------------------------------------

(a)The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

INTERNATIONAL EQUITY FUND(a)                     Year      Year        Year       Year      Year
(CLASS Y)                                       Ended      Ended      Ended      Ended      Ended
                                              6/30/02(c)  6/30/01   6/30/00(c) 6/30/99(c)  6/30/98
                                               Class Y    Class Y    Class Y    Class Y    Class Y
                                              ---------- --------   ---------- ---------- --------
Net asset value, beginning of period           $ 12.23   $  18.16    $ 16.32    $ 15.10   $  15.80

                                               -------   --------    -------    -------   --------
Income/(Loss) from investment operations:
Net investment income                             0.13       0.15       0.30       0.19       0.19
Net realized and unrealized gain/(loss) on
 investments                                     (1.69)     (4.72)      3.44       1.46       0.33

                                               -------   --------    -------    -------   --------
Total from investment operations                 (1.56)     (4.57)      3.74       1.65       0.52

                                               -------   --------    -------    -------   --------
Less distributions:
Dividends from net investment income             (0.05)     (0.13)     (0.31)     (0.20)     (0.22)
Distributions from net realized gains               --      (1.23)     (1.59)     (0.23)     (1.00)

                                               -------   --------    -------    -------   --------
Total distributions                              (0.05)     (1.36)     (1.90)     (0.43)     (1.22)

                                               -------   --------    -------    -------   --------
Net asset value, end of period                 $ 10.62   $  12.23    $ 18.16    $ 16.32   $  15.10

                                               =======   ========    =======    =======   ========
Total return (b)                                (12.70)%   (26.36)%    23.79%     11.30%      4.48%

                                               =======   ========    =======    =======   ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $38,790   $ 47,444    $79,520    $98,681   $102,081
Ratio of operating expenses to average net
 assets                                           1.13%      1.13%      1.05%      1.04%      1.00%
Ratio of net investment income to average net
 assets                                           1.23%      0.87%      1.69%      1.32%      1.28%
Portfolio turnover rate                             22%        27%        18%        23%        41%
Ratio of operating expenses to average
 net assets without expense waivers               1.13%      1.13%      1.05%      1.04%      1.00%

--------------------------------------------------------------------------------

(a)The Munder International Equity Fund Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-5899


TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROINTLEQ1002

                        MUNDER INTERNATIONAL GROWTH FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder International Growth Fund ("Fund"), formerly a series of The Munder Framlington Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Framlington Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER INTERNATIONAL GROWTH FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                              1997              2.22
                              1998             15.64
                              1999             45.50
                              2000            (18.18)
                              2001            (28.04)
                              2002            (18.88)

                  Year-to-date through 3/31/03:     (10.16)%

          Best Quarter:      26.08%       (quarter ended 12/31/99)
          Worst Quarter:    (22.14)%      (quarter ended 9/30/02)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

----------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                                 1 Year    5 Year    Inception
                                                                                   %         %         %/(1)/
----------------------------------------------------------------------------------------------------------------
CLASS Y
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (18.88)    (4.28)     (3.22)
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             (18.88)    (4.95)     (3.83)
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                     (11.59)    (3.20)     (2.42)
----------------------------------------------------------------------------------------------------------------
MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (15.64)    (2.61)     (1.85)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                                 1 Year    5 Year    Inception
                                                                                   %         %         %/(1)/
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (23.15)    (5.46)     (4.51)
----------------------------------------------------------------------------------------------------------------
MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (15.64)    (2.61)     (1.58)
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (23.82)    (5.60)     (4.22)
----------------------------------------------------------------------------------------------------------------
MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (15.64)    (2.61)     (1.67)
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (20.45)    (5.23)     (4.24)
----------------------------------------------------------------------------------------------------------------
MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (15.64)    (2.61)     (1.29)
----------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/31/96, 2/20/97, 3/19/97 and 2/13/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 1/1/97, 3/1/97, 4/1/97 and 2/1/97, respectively.
(2) Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East.

3. Under the heading of "Fees & Expenses," which begins on page 6 of the Prospectus, footnote (1) is hereby amended to read in its entirety as follows:

        (1) Effective February 13, 2003, the adviser will no longer reimburse any operating expenses for the Fund.

        In addition, the following sentence is hereby added at the end of the current text of footnote (e) to the Fees & Expenses table:

        The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 9 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 10 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 12 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

        Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following

7. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 19 of the Prospectus:

        The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

8. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

        A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

9. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

        A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

10. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

11.     The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder International Growth Fund
-------------------------------------------------------------------

(formerly known as Munder Framlington International Growth Fund)

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

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[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


       MUNDER INTERNATIONAL GROWTH FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           4
              Fees and Expenses                                     6
              Glossary                                              9

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 9

       YOUR INVESTMENT
              Purchasing Shares                                     11
              Exchanging Shares                                     11
              Redeeming Shares                                      11
              Share Class Selection                                 11

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               13
              CDSCs                                                 13

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            14
              Other Information                                     14

       VALUING FUND SHARES                                          15

       DISTRIBUTIONS                                                16

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                16
              Taxes on Sales or Exchanges                           17
              Other Considerations                                  17

       MANAGEMENT OF THE FUND
              Investment Advisor                                    18
              Portfolio Managers                                    18

       FINANCIAL HIGHLIGHTS                                         19

       SHAREHOLDER GUIDE
              How to Reach the Funds                                S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder International Growth Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of issuers located in at least three foreign countries.

The sub-advisor will choose companies that demonstrate:

 - above-average profitability;
 - high quality management; and/or
 - the ability to grow faster than the average company within its country or sector.

The sub-advisor selects companies using a "bottom-up approach," that analyzes the performance of individual companies before considering the impact of economic trends. The sub-advisor generally selects stocks of companies that the sub-advisor believes can grow their earnings faster than the market.

The sub-advisor makes asset allocation decisions within established guidelines based on the weightings of the Fund's benchmark (the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index). These decisions take into account such factors as economic and monetary conditions, as well as valuations, relative to the domestic market.

The Fund may invest in companies domiciled in countries with developed or emerging markets.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------
All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

- Foreign Securities Risk
  The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

   Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment on foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder International Growth Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1997   2.22
1998  15.64
1999  45.50
2000 (18.18)
2001 (28.04)

                   YTD through 9/30/02 (24.37%)

                   Best Quarter        Q4 1999        26.08%
                   Worst Quarter       Q1 2001       (18.28%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                               Since
                                                                             1 Year  5 Years Inception
                                                                               %        %     %/(1)/
CLASS Y
  Return Before Taxes                                                        (28.04)   0.25     0.25
  Return After Taxes on Distributions                                        (28.23)  (0.50)   (0.50)
  Return After Taxes on Distributions and Sale of Fund Shares                (16.92)   0.21     0.21
  MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (21.21)   1.17     1.17
CLASS A
  Return Before Taxes                                                        (32.19)    N/A    (1.31)
  MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (21.21)    N/A     1.61
CLASS B
  Return Before Taxes                                                        (32.28)    N/A    (0.78)
  MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (21.21)    N/A     1.55
CLASS C
  Return Before Taxes                                                        (29.36)    N/A    (0.74)
  MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (21.21)    N/A     1.92

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/31/96, 2/20/97, 3/19/97 and 2/13/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 1/1/97, 3/1/97, 4/1/97 and 2/1/97, respectively.
(2)Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                       Class A    Class B    Class C   Class Y
SHAREHOLDER FEES                                       Shares     Shares     Shares    Shares
paid directly from your investment                    -------    -------    -------    -------
Maximum Sales Charge (load) imposed on purchases
 (as a % of offering price)                            5.5%(a)      None       None     None
Maximum Deferred Sales Charge (load) (as a % of
 the lesser of original purchase price or redemption)
 proceeds                                              None(b)     5%(c)      1%(d)     None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                               None       None       None     None
Redemption Fees                                         2%(e)      2%(e)      2%(e)     None
Exchange Fees                                            None       None       None     None

                                                       Class A    Class B    Class C   Class Y
ANNUAL FUND OPERATING EXPENSES                         Shares     Shares     Shares    Shares
paid from Fund assets (as a % of net assets)          -------    -------    -------    -------
Management Fees                                         1.00%      1.00%      1.00%      1.00%
Distribution and/or Service (12b-1) Fees                0.25%      1.00%      1.00%      0.00%
Other Expenses(1)(2)                                    0.62%      0.62%      0.62%      0.62%
                                                      -------    -------    -------    -------
Total Annual Fund Operating Expenses(1)                 1.87%      2.62%      2.62%      1.62%
Less Contractual Fee Waiver(2)                        (0.01)%    (0.01)%    (0.01)%    (0.01)%
                                                      -------    -------    -------    -------
Net Expenses(2)                                         1.86%      2.61%      2.61%      1.61%
                                                      =======    =======    =======    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)A short-trading fee of 2% will be assessed on redemptions within 60 days of purchase of Class A, Class B or Class C shares of the Fund.
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the reimbursement, Other Expenses and Total Annual Fund Operating Expenses based on the prior fiscal year (before contractual fee waivers) would have been 0.45% and 1.70%, respectively, for Class A shares, 0.45% and 2.45%, respectively, for Class B and Class C shares, and 0.45% and 1.45%, respectively, for Class Y shares. The advisor may eliminate all or part of the expense reimbursement at any time.
(2)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  729  $  765     $  265    $  365   $  265  $  165
         3 Years  $1,105  $1,114     $  814    $  814   $  814  $  511
         5 Years  $1,505  $1,590     $1,390    $1,390   $1,390  $  881
         10 Years $2,620  $2,769***  $2,769*** $2,954   $2,954  $1,922

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------
The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.
                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------
BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.
- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares of the Fund may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.
CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the International Growth Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e, 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

DISTRIBUTION AND SERVICE FEES
---------------------------------------------------------
12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.
DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.
FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.
TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

Framlington Overseas Investment Management Limited (Framlington), an affiliate of MCM, is the sub-advisor of the Fund.

MCM provides overall investment management for the Fund. Framlington provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by Framlington makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

INTERNATIONAL GROWTH FUND(a)                     Year         Year       Year       Year       Year
(CLASS A)                                       Ended        Ended      Ended      Ended      Ended
                                              6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class A      Class A    Class A    Class A    Class A
                                              ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period           $ 10.02      $ 15.79     $12.79     $11.92     $11.35
                                               -------      -------     ------     ------     ------
Income/(Loss) from investment operations:
Net investment income/(loss)                     (0.00)(d)    (0.04)     (0.05)     (0.02)      0.02
Net realized and unrealized gain/(loss) on
 investments                                     (1.44)       (4.62)      3.72       0.90       0.61
                                               -------      -------     ------     ------     ------
Total from investment operations                 (1.44)       (4.66)      3.67       0.88       0.63
                                               -------      -------     ------     ------     ------
Less distributions:
Dividends from net investment income                --           --      (0.08)        --      (0.02)
Distributions in excess of net investment
 income                                             --           --      (0.05)        --         --
Distributions from net realized gains            (0.11)       (1.11)     (0.54)     (0.01)     (0.03)
Distributions in excess of net realized gains       --           --         --         --      (0.01)
Distributions from capital                       (0.00)(d)       --         --         --         --
                                               -------      -------     ------     ------     ------
Total distributions                              (0.11)       (1.11)     (0.67)     (0.01)     (0.06)
                                               -------      -------     ------     ------     ------
Net asset value, end of period                 $  8.47      $ 10.02     $15.79     $12.79     $11.92
                                               =======      =======     ======     ======     ======
Total return (b)                                (14.32)%     (31.24)%    28.89%      7.36%      5.60%
                                               =======      =======     ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)           $ 1,240      $ 1,519     $1,715     $2,869     $1,601
Ratio of operating expenses to average net
 assets                                           1.69%        1.72%      1.69%      1.60%      1.62%
Ratio of net investment income/(loss) to
 average net assets                              (0.04)%      (0.29)%    (0.34)%    (0.16)%     0.21%
Portfolio turnover rate                            173%         119%        65%        66%        38%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                   1.87%        1.81%      1.71%      1.75%      1.82%

--------------------------------------------------------------------------------

(a)The Munder International Growth Fund (formerly known as Munder Framlington International Growth Fund) Class A Shares commenced operations on February 20, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

INTERNATIONAL GROWTH FUND(a)                     Year         Year       Year       Year       Year
(CLASS B)                                       Ended        Ended      Ended      Ended      Ended
                                              6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class B      Class B    Class B    Class B    Class B
                                              ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period           $  9.76      $ 15.51     $12.56     $11.83     $11.32
                                               -------      -------     ------     ------     ------
Income/(Loss) from investment operations:
Net investment income/(loss)                     (0.07)       (0.13)     (0.17)     (0.10)     (0.06)
Net realized and unrealized gain/(loss) on
 investments                                     (1.44)       (4.51)      3.66       0.84       0.61
                                               -------      -------     ------     ------     ------
Total from investment operations                 (1.51)       (4.64)      3.49       0.74       0.55
                                               -------      -------     ------     ------     ------
Less distributions:
Distributions from net realized gains            (0.11)       (1.11)     (0.54)     (0.01)     (0.03)
Distributions in excess of net realized gains       --           --         --         --      (0.01)
Distributions from capital                       (0.00)(d)       --         --         --         --
                                               -------      -------     ------     ------     ------
Total distributions                              (0.11)       (1.11)     (0.54)     (0.01)     (0.04)
                                               -------      -------     ------     ------     ------
Net asset value, end of period                 $  8.14      $  9.76     $15.51     $12.56     $11.83
                                               =======      =======     ======     ======     ======
Total return (b)                                (15.43)%     (31.70)%    27.96%      6.23%      4.88%
                                               =======      =======     ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)           $   621      $ 1,034     $1,638     $  546     $  591
Ratio of operating expenses to average net
 assets                                           2.44%        2.47%      2.44%      2.36%      2.37%
Ratio of net investment loss to average net
 assets                                          (0.79)%      (1.04)%    (1.09)%    (0.92)%    (0.54)%
Portfolio turnover rate                            173%         119%        65%        66%        38%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                   2.62%        2.56%      2.46%      2.51%      2.57%

--------------------------------------------------------------------------------

(a)The Munder International Growth Fund (formerly known as Munder Framlington International Growth Fund) Class B Shares commenced operations on March 19, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

INTERNATIONAL GROWTH FUND(a)                     Year         Year       Year       Year       Year
(CLASS C)                                       Ended        Ended      Ended      Ended      Ended
                                              6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class C      Class C    Class C    Class C    Class C
                                              ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period           $  9.78      $ 15.55     $12.58     $11.86     $11.33
                                               -------      -------     ------     ------     ------
Income/(Loss) from investment operations:
Net investment loss                              (0.07)       (0.12)     (0.17)     (0.10)     (0.06)
Net realized and unrealized gain/(loss) on
 investments                                     (1.43)       (4.54)      3.68       0.83       0.63
                                               -------      -------     ------     ------     ------
Total from investment operations                 (1.50)       (4.66)      3.51       0.73       0.57
                                               -------      -------     ------     ------     ------
Less distributions:
Distributions from net realized gains            (0.11)       (1.11)     (0.54)     (0.01)     (0.03)
Distributions in excess of net realized gains       --           --         --         --      (0.01)
Distributions from capital                       (0.00)(d)       --         --         --         --
                                               -------      -------     ------     ------     ------
Total distributions                              (0.11)       (1.11)     (0.54)     (0.01)     (0.04)
                                               -------      -------     ------     ------     ------
Net asset value, end of period                 $  8.17      $  9.78     $15.55     $12.58     $11.86
                                               =======      =======     ======     ======     ======
Total return (b)                                (15.29)%     (31.75)%    28.07%      6.13%      5.05%
                                               =======      =======     ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)           $   384      $   867     $1,118     $  172     $  196
Ratio of operating expenses to average net
 assets                                           2.44%        2.47%      2.44%      2.36%      2.37%
Ratio of net investment income/(loss) to
 average net assets                              (0.79)%      (1.04)%    (1.09)%     0.92%     (0.54)%
Portfolio turnover rate                            173%         119%        65%        66%        38%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                   2.62%        2.56%      2.46%      2.51%      2.58%

--------------------------------------------------------------------------------

(a)The Munder International Growth Fund (formerly known as Munder Framlington International Growth Fund) Class C Shares commenced operations on February 13, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

INTERNATIONAL GROWTH FUND(a)                     Year         Year         Year       Year       Year
(CLASS Y)                                       Ended        Ended        Ended      Ended      Ended
                                              6/30/02(c)   6/30/01(c)   6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class Y      Class Y      Class Y    Class Y    Class Y
                                              ----------   ----------   ---------- ---------- ----------
Net asset value, beginning of period           $ 10.06      $ 15.81      $ 12.81    $ 11.94    $ 11.35

                                               -------      -------      -------    -------    -------
Income/(Loss) from investment operations:
Net investment income/(loss)                      0.02        (0.00)(d)    (0.01)      0.01       0.05
Net realized and unrealized gain/(loss) on
 investments                                     (1.48)       (4.64)        3.74       0.87       0.61

                                               -------      -------      -------    -------    -------
Total from investment operations                 (1.46)       (4.64)        3.73       0.88       0.66

                                               -------      -------      -------    -------    -------
Less distributions:
Dividends from net investment income                --           --        (0.12)        --      (0.03)
Distributions in excess of net investment
 income                                             --           --        (0.07)        --         --
Distributions from net realized gains            (0.11)       (1.11)       (0.54)     (0.01)     (0.03)
Distributions in excess of net realized gains       --           --           --         --      (0.01)
Distributions from capital                       (0.00)(d)       --           --         --         --

                                               -------      -------      -------    -------    -------
Total distributions                              (0.11)       (1.11)       (0.73)     (0.01)     (0.07)

                                               -------      -------      -------    -------    -------
Net asset value, end of period                 $  8.49      $ 10.06      $ 15.81    $ 12.81    $ 11.94

                                               =======      =======      =======    =======    =======
Total return (b)                                (14.46)%     (31.06)%      29.34%      7.35%      5.86%

                                               =======      =======      =======    =======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $36,056      $50,405      $73,916    $60,940    $64,643
Ratio of operating expenses to average net
 assets                                           1.44%        1.47%        1.44%      1.36%      1.37%
Ratio of net investment income/(loss) to
 average net assets                              (0.21)%      (0.04)%      (0.09)%     0.08%      0.46%
Portfolio turnover rate                            173%         119%          65%        66%        38%
Ratio of operating expenses to average
 net assets without expense waivers and
 reimbursements                                   1.62%        1.56%        1.46%      1.51%      1.57%

--------------------------------------------------------------------------------

(a)The Munder International Growth Fund (formerly known as Munder Framlington International Growth Fund) Class Y Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7897

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

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      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROINTLGR1002

                           MUNDER LARGE-CAP VALUE FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Large-Cap Value Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER LARGE-CAP VALUE FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                       1995                    34.27
                       1996                    16.14
                       1997                    32.35
                       1998                    10.31
                       1999                     0.12
                       2000                     3.81
                       2001                    (3.95)
                       2002                   (19.24)

                  Year-to-date through 3/31/03:        (4.52)%

           Best Quarter:              13.72%      (quarter ended 12/31/98)
           Worst Quarter:            (16.86)%     (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-----------------------------------------------------------------------------------------------------------------
                                                                                                        Since
                                                                                 1 Year    5 Years    Inception
                                                                                   %          %         %/(1)/
-----------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (19.24)    (2.36)       7.32
-----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             (19.52)    (3.64)       5.31
-----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                     (11.80)    (1.97)       5.63
-----------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       (15.53)     1.16       11.02
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                        Since
                                                                                 1 Year    5 Years    Inception
                                                                                   %          %         %/(1)/
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (23.94)    (3.69)        6.30
-----------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                      (15.53)     1.16        10.74
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (24.11)    (3.65)        6.26
-----------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                      (15.53)     1.16        10.74
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (20.91)    (3.31)        3.68
-----------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                      (15.53)     1.16         8.53
-----------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 7/5/94, 8/8/94, 8/9/94 and 12/5/95, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 7/1/94, 8/1/94, 8/1/94 and 12/1/95, respectively.

(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

3. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

          --   Investment Strategy
               The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

4. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 8 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

5. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

6. The following information hereby replaces in its entirety added before the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 17 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

7. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

         A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

8. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

         A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

9. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

10.      The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Large-Cap Value Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


       MUNDER LARGE-CAP VALUE FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           3
              Fees and Expenses                                     5
              Glossary                                              6

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 7

       YOUR INVESTMENT
              Purchasing Shares                                     9
              Exchanging Shares                                     10
              Redeeming Shares                                      10
              Share Class Selection                                 10

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               11
              CDSCs                                                 12

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            13
              Other Information                                     13

       VALUING FUND SHARES                                          13

       DISTRIBUTIONS                                                14

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                15
              Taxes on Sales or Exchanges                           15
              Other Considerations                                  16

       MANAGEMENT OF THE FUND
              Investment Advisor                                    16
              Portfolio Managers                                    16

       FINANCIAL HIGHLIGHTS                                         17

       SHAREHOLDER GUIDE
              How to Reach the Funds                                S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder Large-Cap Value Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide long-term capital appreciation and current income.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies whose equity securities are trading at a valuation discount relative to the marketplace, their peers and historical levels. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Large-capitalization companies are those companies with a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were approximately $1.3 billion or greater.

The advisor generally selects large companies with relatively low valuations that it believes possess a catalyst for favorable or improved security values. The advisor may also consider one or more of the following factors:

 - Financial strength, strong fundamentals and low price to earnings ratios;

 - Improving earnings estimates and stock price trends;

 - Quality of management, profitability and industry leadership position;

 - Current dividend; and

 - Unrecognized assets.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Value Investing Risk
Valueinvesting attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Large-Cap Value Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1995    34.27
1996    16.14
1997    32.35
1998    10.31
1999     0.12
2000     3.81
2001    (3.95)

                      YTD through 9/30/02 (22.87%)

                      Best Quarter        Q4 1998  13.72%
                      Worst Quarter       Q3 1998  (9.97%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                             Since
                                                                            1 Year 5 Years Inception
                                                                              %       %     %/(1)/
CLASS Y
  Return Before Taxes                                                       (3.95)   7.78    11.47
  Return After Taxes on Distributions                                       (4.84)   5.51     9.16
  Return After Taxes on Distributions and Sale of Fund Shares               (1.87)   5.85     8.87
  Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                (5.59)  11.13    15.14
CLASS A
  Return Before Taxes                                                       (9.38)   6.35    10.37
  Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                (5.59)  11.13    14.85
CLASS B
  Return Before Taxes                                                       (9.39)   6.43    10.39
  Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                (5.59)  11.13    14.85
CLASS C
  Return Before Taxes                                                       (5.72)   6.74     8.23
  Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                (5.59)  11.13    13.09

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 7/5/94, 8/8/94, 8/9/94 and 12/5/95, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 7/1/94, 8/1/94, 8/1/94 and 12/1/95, respectively.
(2)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                       5.5%(a)   None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.75%    0.75%   0.75%  0.75%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.28%    0.28%   0.28%  0.28%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         1.28%    2.03%   2.03%  1.03%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  673  $  706     $  206    $  306   $  206  $  105
         3 Years  $  934  $  937     $  637    $  637   $  637  $  328
         5 Years  $1,214  $1,293     $1,093    $1,093   $1,093  $  569
         10 Years $2,010  $2,163***  $2,163*** $2,358   $2,358  $1,259

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------
BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares of the Fund may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                         Sales Charge as
                                         a Percentage of         Dealer
                                      ----------------------   Reallowance
                                         Your        Net     as a Percentage
                                      Investment Asset Value     of the
                                          %           %       Offer Price %
    Less than $25,000                   5.50        5.82          5.00
    $25,000 but less than $50,000       5.25        5.54          4.75
    $50,000 but less than $100,000      4.50        4.71          4.00
    $100,000 but less than $250,000     3.50        3.63          3.25
    $250,000 but less than $500,000     2.50        2.56          2.25
    $500,000 but less than $1,000,000   1.50        1.52          1.25
    $1,000,000 or more                  None*       None*     (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Large-Cap Value Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made for the quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.
DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.
                                                     FEDERAL TAX CONSIDERATIONS
            -------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

LARGE-CAP VALUE FUND(a)                                 Year     Year      Year     Year    Year
(CLASS A)                                               Ended    Ended    Ended     Ended   Ended
                                                       6/30/02  6/30/01 6/30/00(c) 6/30/99 6/30/98
                                                       Class A  Class A  Class A   Class A Class A
                                                       -------  ------- ---------- ------- -------
Net asset value, beginning of period                   $13.06   $11.83   $ 14.98   $15.62  $15.21

                                                       ------   ------   -------   ------  ------
Income/(Loss) from investment operations:
Net investment income                                    0.05     0.08      0.18     0.20    0.29
Net realized and unrealized gain/(loss) on investments  (1.25)    1.70     (2.58)    0.73    2.96
                                                       ------   ------   -------   ------  ------
Total from investment operations                        (1.20)    1.78     (2.40)    0.93    3.25

                                                       ------   ------   -------   ------  ------
Less distributions:
Dividends from net investment income                    (0.04)   (0.07)    (0.16)   (0.18)  (0.28)
Distributions in excess of net investment income           --       --     (0.02)      --      --
Distributions from net realized gains                   (0.40)   (0.48)    (0.57)   (1.39)  (2.56)

                                                       ------   ------   -------   ------  ------
Total distributions                                     (0.44)   (0.55)    (0.75)   (1.57)  (2.84)

                                                       ------   ------   -------   ------  ------
Net asset value, end of period                         $11.42   $13.06   $ 11.83   $14.98  $15.62

                                                       ======   ======   =======   ======  ======
Total return (b)                                        (9.06)%  15.32%   (16.45)%   6.96%  23.03%

                                                       ======   ======   =======   ======  ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $7,179   $6,654   $ 5,121   $5,578  $9,545
Ratio of operating expenses to average net assets        1.28%    1.22%     1.23%    1.21%   1.19%
Ratio of net investment income to average net assets     0.34%    0.52%     1.37%    1.44%   1.78%
Portfolio turnover rate                                    30%      65%       91%      50%     73%
Ratio of operating expenses to average net assets
 without expense waivers                                 1.28%    1.22%     1.23%    1.21%   1.19%

--------------------------------------------------------------------------------

(a)The Munder Large-Cap Value Fund Class A Shares commenced operations on August 8, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

LARGE-CAP VALUE FUND(a)                             Year      Year       Year     Year    Year
(CLASS B)                                           Ended     Ended     Ended     Ended   Ended
                                                   6/30/02   6/30/01  6/30/00(c) 6/30/99 6/30/98
                                                   Class B   Class B   Class B   Class B Class B
                                                  -------   -------   ---------- ------- -------
Net asset value, beginning of period              $ 12.97   $ 11.79    $ 14.93   $15.57  $15.17
                                                  -------   -------    -------   ------  ------
Income/(Loss) from investment operations:
Net investment income/(loss)                        (0.04)    (0.02)      0.08     0.10    0.17
Net realized and unrealized gain/(loss) on
 investments                                        (1.24)     1.69      (2.57)    0.72    2.95
                                                  -------   -------    -------   ------  ------
Total from investment operations                    (1.28)     1.67      (2.49)    0.82    3.12
                                                  -------   -------    -------   ------  ------
Less distributions:
Dividends from net investment income                   --     (0.01)     (0.08)   (0.07)  (0.16)
Distributions from net realized gains               (0.40)    (0.48)     (0.57)   (1.39)  (2.56)
                                                  -------   -------    -------   ------  ------
Total distributions                                 (0.40)    (0.49)     (0.65)   (1.46)  (2.72)
                                                  -------   -------    -------   ------  ------
Net asset value, end of period                    $ 11.29   $ 12.97    $ 11.79   $14.93  $15.57
                                                  =======   =======    =======   ======  ======
Total return (b)                                    (9.72)%   14.39%    (17.07)%   6.18%  22.09%
                                                  =======   =======    =======   ======  ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $11,994   $10,905    $ 3,961   $3,700  $1,694
Ratio of operating expenses to average net assets    2.03%     1.97%      1.98%    1.97%   1.94%
Ratio of net investment income/(loss) to average
 net assets                                         (0.41)%   (0.23)%     0.62%    0.69%   1.03%
Portfolio turnover rate                                30%       65%        91%      50%     73%
Ratio of operating expenses to average net assets
 without expense waivers                             2.03%     1.97%      1.98%    1.97%   1.94%

--------------------------------------------------------------------------------

(a)The Munder Large-Cap Value Fund Class B Shares commenced operations on August 9, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

LARGE-CAP VALUE FUND(a)                               Year     Year       Year     Year    Year
(CLASS C)                                             Ended    Ended     Ended     Ended   Ended
                                                     6/30/02  6/30/01  6/30/00(c) 6/30/99 6/30/98
                                                     Class C  Class C   Class C   Class C Class C
                                                     -------  -------  ---------- ------- -------
Net asset value, beginning of period                 $12.96   $11.78    $ 14.91   $15.55  $15.16
                                                     ------   ------    -------   ------  ------
Income/(Loss) from investment operations:
Net investment income/(loss)                          (0.04)   (0.02)      0.08     0.09    0.16
Net realized and unrealized gain/(loss) on
 investments                                          (1.24)    1.69      (2.56)    0.73    2.95
                                                     ------   ------    -------   ------  ------
Total from investment operations                      (1.28)    1.67      (2.48)    0.82    3.11
                                                     ------   ------    -------   ------  ------
Less distributions:
Dividends from net investment income                     --    (0.01)     (0.08)   (0.07)  (0.16)
Distributions from net realized gains                 (0.40)   (0.48)     (0.57)   (1.39)  (2.56)
                                                     ------   ------    -------   ------  ------
Total distributions                                   (0.40)   (0.49)     (0.65)   (1.46)  (2.72)
                                                     ------   ------    -------   ------  ------
Net asset value, end of period                       $11.28   $12.96    $ 11.78   $14.91  $15.55
                                                     ======   ======    =======   ======  ======
Total return (b)                                      (9.73)%  14.40%    (17.02)%   6.18%  22.05%
                                                     ======   ======    =======   ======  ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $3,733   $3,781    $ 1,073   $1,366  $1,776
Ratio of operating expenses to average net assets      2.03%    1.97%      1.98%    1.97%   1.94%
Ratio of net investment income/(loss) to average net
 assets                                               (0.41)%  (0.23)%     0.62%    0.69%   1.03%
Portfolio turnover rate                                  30%      65%        91%      50%     73%
Ratio of operating expenses to average net assets
 without expense waivers                               2.03%    1.97%      1.98%    1.97%   1.94%

--------------------------------------------------------------------------------

(a)The Munder Large-Cap Value Fund Class C Shares commenced operations on December 5, 1995.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

LARGE-CAP VALUE FUND(a)                             Year     Year       Year     Year     Year
(CLASS Y)                                           Ended    Ended     Ended     Ended    Ended
                                                   6/30/02  6/30/01  6/30/00(c) 6/30/99  6/30/98
                                                   Class Y  Class Y   Class Y   Class Y  Class Y
                                                  -------   -------  ---------- -------  -------
Net asset value, beginning of period              $ 13.07   $ 11.84   $ 15.00   $ 15.64  $ 15.23

                                                  -------   -------   -------   -------  -------
Income/(Loss) from investment operations:
Net investment income                                0.07      0.10      0.21      0.25     0.32
Net realized and unrealized gain/(loss) on
 investments                                        (1.24)     1.71     (2.59)     0.72     2.97

                                                  -------   -------   -------   -------  -------
Total from investment operations                    (1.17)     1.81     (2.38)     0.97     3.29

                                                  -------   -------   -------   -------  -------
Less distributions:
Dividends from net investment income                (0.07)    (0.10)    (0.18)    (0.22)   (0.32)
Distributions in excess of net investment income       --        --     (0.03)       --       --
Distributions from net realized gains               (0.40)    (0.48)    (0.57)    (1.39)   (2.56)

                                                  -------   -------   -------   -------  -------
Total distributions                                 (0.47)    (0.58)    (0.78)    (1.61)   (2.88)

                                                  -------   -------   -------   -------  -------
Net asset value, end of period                    $ 11.43   $ 13.07   $ 11.84   $ 15.00  $ 15.64

                                                  =======   =======   =======   =======  =======
Total return (b)                                    (8.83)%   15.59%   (16.28)%    7.22%   23.32%

                                                  =======   =======   =======   =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $77,446   $79,553   $73,435   $39,368  $34,840
Ratio of operating expenses to average net assets    1.03%     0.97%     0.98%     0.96%    0.94%
Ratio of net investment income/(loss) to average
 net assets                                          0.59%     0.77%     1.62%     1.69%    2.03%
Portfolio turnover rate                                30%       65%       91%       50%      73%
Ratio of operating expenses to average net assets
 without expense waivers                             1.03%     0.97%     0.98%     0.96%    0.94%

--------------------------------------------------------------------------------

(a)The Munder Large-Cap Value Fund Class Y Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7346

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROLCV1002

                       MUNDER MICHIGAN TAX-FREE BOND FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Michigan Tax-Free Bond Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, the word "net" is hereby deleted from the first sentence of the first paragraph and the second paragraph is hereby amended to read in its entirety as follows:

         The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities, the income from which is exempt from Federal income taxes and Michigan state income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

3. The reference to "debt securities" in the first sentence of the first paragraph under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, is hereby replaced in its entirety with the word "bonds." In addition, all references to the terms "fixed income security" or "fixed income securities" under the heading of "Goal and Principal Investment Strategies-Principal Risks," are hereby replaced with the word "bond" or "bonds," respectively.

4. Under the heading of "Principal Risks - State Specific Risk," which begins on page 2 of the Prospectus, the information is hereby amended to read in its entirety as follows:

         Because the Fund invests primarily in a portfolio of Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect Michigan's economy.

5. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER MICHIGAN TAX-FREE BOND FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                   1995                          17.05
                   1996                           3.28
                   1997                           9.76
                   1998                           5.90
                   1999                          (3.96)
                   2000                          12.64
                   2001                           3.78
                   2002                          10.27

                       Year-to-date through 3/31/03: 1.02%

               Best Quarter:             6.84%        (quarter ended 3/31/95)
               Worst Quarter:           (2.81)%       (quarter ended 6/30/99)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

----------------------------------------------------------------------------------------------------------------
                                                                                                        Since
                                                                                 1 Year    5 Years    Inception
                                                                                   %          %        %/(1)/
----------------------------------------------------------------------------------------------------------------
CLASS Y
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              10.27       5.56        5.40
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                               8.58       5.13        4.46
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                       6.26       4.93        4.33
----------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                       10.77       6.52        6.60
----------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)   10.32       6.30        6.42
----------------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               5.63       4.43        4.79
----------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                       10.77       6.52        6.51
----------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)   10.32       6.30        6.33
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               4.14       4.20        5.59
----------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                       10.77       6.52        7.66
----------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)   10.32       6.30        7.45
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               8.16       4.53        5.22
----------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                       10.77       6.52        7.38
----------------------------------------------------------------------------------------------------------------
Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes)   10.32       6.30        7.13
----------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 1/3/94, 2/15/94, 7/5/94 and 10/4/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 1/1/94, 2/1/94, 7/1/94, 10/1/96, respectively.

(2) The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is made up of 1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index.

6. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

         --   Investment Strategy

              The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

7. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

8. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 11 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8,

         2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

9. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 17 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

10. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

         A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

11. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

         A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

12. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

13.      The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Michigan Tax-Free Bond Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER MICHIGAN TAX-FREE BOND FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       5
             Glossary                                                6

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       7
             Other Investment Strategies and Risks                   8

      YOUR INVESTMENT
             Purchasing Shares                                       10
             Exchanging Shares                                       10
             Redeeming Shares                                        10
             Share Class Selection                                   11

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 12
             CDSCs                                                   12

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              13
             Other Information                                       13

      VALUING FUND SHARES                                            14

      DISTRIBUTIONS                                                  14

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  15
             Taxes on Sales or Exchanges                             15
             Other Considerations                                    16

      MANAGEMENT OF THE FUND
             Investment Advisor                                      16
             Portfolio Managers                                      16

      FINANCIAL HIGHLIGHTS                                           17

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Michigan Tax-Free Bond Fund

(offered only in the State of Michigan)

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of the Fund's net assets in debt securities issued by the State of Michigan and its political subdivisions. This investment strategy may not be changed without 60 days' prior notice to shareholders.

The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Michigan state income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors. For purposes of this prospectus, net assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

The Fund may invest primarily in Michigan municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.

The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable fixed income securities.

The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Municipal Securities Risk
  The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

- State Specific Risk
  Because the Fund invests primarily in a portfolio of Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

- Investment Grade Securities Risk
  Fixed income securities are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

- When-Issued Securities and Delayed Delivery Risk
  A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.
                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Michigan Tax-Free Bond Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1995    17.05
1996     3.28
1997     9.76
1998     5.90
1999    (3.96)
2000    12.64
2001     3.78

                   YTD through 9/30/02    10.46%

                   Best Quarter          Q1 1995        6.84%
                   Worst Quarter         Q2 1999      (2.81%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                              Since
                                                                             1 Year 5 Years Inception
                                                                               %       %     %/(1)/
CLASS Y
  Return Before Taxes                                                         3.78   5.47     4.81
  Return After Taxes on Distributions                                         3.75   5.35     3.96
  Return After Taxes on Distributions and Sale of Fund Shares                 3.93   5.23     3.96
  Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                  4.66   6.49     6.09
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                     4.68   6.27     5.94
CLASS A
  Return Before Taxes                                                        (0.48)  4.33     4.14
  Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                  4.66   6.49     5.98
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                     4.68   6.27     5.83
CLASS B
  Return Before Taxes                                                        (2.23)  4.11     5.07
  Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                  4.66   6.49     7.26
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                     4.68   6.27     7.07
CLASS C
  Return Before Taxes                                                         1.86   4.43     4.48
  Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                  4.66   6.49     6.74
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                     4.68   6.27     6.53

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 1/3/94, 2/15/94, 7/5/94 and 10/4/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 1/1/94, 2/1/94, 7/1/94, 10/1/96, respectively.
(2)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                        4%(a)    None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.50%    0.50%   0.50%  0.50%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.18%    0.18%   0.18%  0.18%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         0.93%    1.68%   1.68%  0.68%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  491  $  671     $  171    $  271   $  171   $ 69
         3 Years  $  685  $  830     $  530    $  530   $  530   $218
         5 Years  $  894  $1,113     $  913    $  913   $  913   $379
         10 Years $1,497  $1,786***  $1,786*** $1,987   $1,987   $847

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the Issuer's general revenues, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund.The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                            FURTHER INFORMATION
                                                           REGARDING THE FUND'S
                                                           PRINCIPAL INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

..  BBB- or higher by S&P;
..  Baa3 or higher by Moody's; or
..  BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy
  Fixed income and convertible securities purchased by the Fund will generally be rated at least A- by S&P or Fitch or A3 by Moody's, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality. The Fund will generally invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

- Special Risks
  Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

MUNICIPAL OBLIGATIONS

Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

- Investment Strategy
  The Fund will normally invest at least 80% of its net assets in municipal obligations.

- Special Risks
  Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT).



OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of its total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Fund may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. The Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks
  Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.
For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sale Charges as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $100,000                  4.00     4.17      3.75
        $100,000 but less than $250,000     3.00     3.09      2.75
        $250,000 but less than $500,000     2.00     2.04      1.75
        $500,000 but less than $1,000,000   1.25     1.27      1.00
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B, or Class C shares of the Michigan Tax-Free Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
                                                  DISTRIBUTION AND SERVICE FEES
         ------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments.The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.
                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects that a portion of its dividend distributions will be exempt from federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

MICHIGAN TAX-FREE BOND FUND(a)                       Year     Year    Year      Year     Year
(CLASS A)                                           Ended     Ended   Ended    Ended     Ended
                                                  6/30/02(c) 6/30/01 6/30/00 6/30/99(c) 6/30/98
                                                   Class A   Class A Class A  Class A   Class A
                                                  ---------- ------- ------- ---------- -------
Net asset value, beginning of period                $ 9.97   $ 9.44  $ 9.60    $10.06   $ 9.64
                                                    ------   ------  ------    ------   ------
Income from investment operations:
Net investment income                                 0.39     0.39    0.39      0.39     0.41
Net realized and unrealized gain/(loss) on
 investments                                          0.24     0.53   (0.15)    (0.30)    0.45
                                                    ------   ------  ------    ------   ------
Total from investment operations                      0.63     0.92    0.24      0.09     0.86
                                                    ------   ------  ------    ------   ------
Less distributions:
Dividends from net investment income                 (0.39)   (0.39)  (0.40)    (0.39)   (0.42)
Distributions from net realized gains                   --       --      --     (0.16)   (0.02)
                                                    ------   ------  ------    ------   ------
Total distributions                                  (0.39)   (0.39)  (0.40)    (0.55)   (0.44)
                                                    ------   ------  ------    ------   ------
Net asset value, end of period                      $10.21   $ 9.97  $ 9.44    $ 9.60   $10.06
                                                    ======   ======  ======    ======   ======
Total return (b)                                      6.47%    9.87%   2.59%     0.78%    9.01%
                                                    ======   ======  ======    ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,426   $1,951  $1,083    $2,456   $1,855
Ratio of operating expenses to average net assets     0.93%    0.98%   1.03%     1.00%    0.98%
Ratio of net investment income to average net
 assets                                               3.83%    3.98%   4.14%     3.88%    4.29%
Portfolio turnover rate                                 10%      11%     13%       33%      34%
Ratio of operating expenses to average net assets
 without expense waivers                              0.93%    0.98%   1.03%     1.00%    0.98%

--------------------------------------------------------------------------------

(a)The Munder Michigan Tax-Free Bond Fund Class A Shares commenced operations on February 15, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

MICHIGAN TAX-FREE BOND FUND(a)                       Year     Year    Year      Year     Year
(CLASS B)                                           Ended     Ended   Ended    Ended     Ended
                                                  6/30/02(c) 6/30/01 6/30/00 6/30/99(c) 6/30/98
                                                   Class B   Class B Class B  Class B   Class B
                                                  ---------- ------- ------- ---------- -------
Net asset value, beginning of period                $ 9.99   $ 9.47  $ 9.63    $10.06   $ 9.64
                                                    ------   ------  ------    ------   ------
Income from investment operations:
Net investment income                                 0.31     0.32    0.32      0.32     0.35
Net realized and unrealized gain/(loss) on
 investments                                          0.25     0.52   (0.15)    (0.28)    0.44
                                                    ------   ------  ------    ------   ------
Total from investment operations                      0.56     0.84    0.17      0.04     0.79
                                                    ------   ------  ------    ------   ------
Less distributions:
Dividends from net investment income                 (0.32)   (0.32)  (0.33)    (0.31)   (0.35)
Distributions from net realized gains                   --       --      --     (0.16)   (0.02)
                                                    ------   ------  ------    ------   ------
Total distributions                                  (0.32)   (0.32)  (0.33)    (0.47)   (0.37)
                                                    ------   ------  ------    ------   ------
Net asset value, end of period                      $10.23   $ 9.99  $ 9.47    $ 9.63   $10.06
                                                    ======   ======  ======    ======   ======
Total return (b)                                      5.66%    8.92%   1.82%     0.34%    8.23%
                                                    ======   ======  ======    ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $1,420   $  662  $  492    $  624   $  629
Ratio of operating expenses to average net assets     1.68%    1.73%   1.78%     1.75%    1.73%
Ratio of net investment income to average net
 assets                                               3.08%    3.23%   3.39%     3.14%    3.54%
Portfolio turnover rate                                 10%      11%     13%       33%      34%
Ratio of operating expenses to average net assets
 without expense waivers                              1.68%    1.73%   1.78%     1.75%    1.73%

--------------------------------------------------------------------------------

(a)The Munder Michigan Tax-Free Bond Fund Class B Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

MICHIGAN TAX-FREE BOND FUND(a)                       Year     Year    Year      Year     Year
(CLASS C)                                           Ended     Ended   Ended    Ended     Ended
                                                  6/30/02(c) 6/30/01 6/30/00 6/30/99(c) 6/30/98
                                                   Class C   Class C Class C  Class C   Class C
                                                  ---------- ------- ------- ---------- -------
Net asset value, beginning of period                $ 9.97   $ 9.46  $ 9.62    $10.05   $ 9.63
                                                    ------   ------  ------    ------   ------
Income from investment operations:
Net investment income                                 0.31     0.31    0.32      0.32     0.34
Net realized and unrealized gain/(loss) on
 investments                                          0.25     0.52   (0.15)    (0.28)    0.44
                                                    ------   ------  ------    ------   ------
Total from investment operations                      0.56     0.83    0.17      0.04     0.78
                                                    ------   ------  ------    ------   ------
Less distributions:
Dividends from net investment income                 (0.32)   (0.32)  (0.33)    (0.31)   (0.34)
Distributions from net realized gains                   --       --      --     (0.16)   (0.02)
                                                    ------   ------  ------    ------   ------
Total distributions                                  (0.32)   (0.32)  (0.33)    (0.47)   (0.36)
                                                    ------   ------  ------    ------   ------
Net asset value, end of period                      $10.21   $ 9.97  $ 9.46    $ 9.62   $10.05
                                                    ======   ======  ======    ======   ======
Total return (b)                                      5.67%    8.82%   1.82%     0.34%    8.24%
                                                    ======   ======  ======    ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $  125   $  103  $  110    $  115   $   78
Ratio of operating expenses to average net assets     1.68%    1.73%   1.78%     1.75%    1.73%
Ratio of net investment income to average net
 assets                                               3.08%    3.23%   3.39%     3.13%    3.54%
Portfolio turnover rate                                 10%      11%     13%       33%      34%
Ratio of operating expenses to average net assets
 without expense waivers                              1.68%    1.73%   1.78%     1.75%    1.73%

--------------------------------------------------------------------------------

(a)The Munder Michigan Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

MICHIGAN TAX-FREE BOND FUND(a)                       Year     Year    Year      Year     Year
(CLASS Y)                                           Ended     Ended   Ended    Ended     Ended
                                                  6/30/02(c) 6/30/01 6/30/00 6/30/99(c) 6/30/98
                                                   Class Y   Class Y Class Y  Class Y   Class Y
                                                  ---------- ------- ------- ---------- -------
Net asset value, beginning of period                $ 9.98   $ 9.46  $ 9.62    $10.06   $ 9.65
                                                    ------   ------  ------    ------   ------
Income from investment operations:
Net investment income                                 0.41     0.42    0.42      0.42     0.40
Net realized and unrealized gain/(loss) on
 investments                                          0.25     0.51   (0.16)    (0.28)    0.47
                                                    ------   ------  ------    ------   ------
Total from investment operations                      0.66     0.93    0.26      0.14     0.87
                                                    ------   ------  ------    ------   ------
Less distributions:
Dividends from net investment income                 (0.42)   (0.41)  (0.42)    (0.42)   (0.44)
Distributions from net realized gains                   --       --      --     (0.16)   (0.02)
                                                    ------   ------  ------    ------   ------
Total distributions                                  (0.42)   (0.41)  (0.42)    (0.58)   (0.46)
                                                    ------   ------  ------    ------   ------
Net asset value, end of period                      $10.22   $ 9.98  $ 9.46    $ 9.62   $10.06
                                                    ======   ======  ======    ======   ======
Total return (b)                                      6.73%   10.02%   2.84%     1.24%    9.17%
                                                    ======   ======  ======    ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $  885   $1,483  $1,363    $1,513   $1,011
Ratio of operating expenses to average net assets     0.68%    0.73%   0.78%     0.75%    0.73%
Ratio of net investment income to average net
 assets                                               4.08%    4.23%   4.39%     4.14%    4.54%
Portfolio turnover rate                                 10%      11%     13%       33%      34%
Ratio of operating expenses to average net
 assets without expense waivers                       0.68%    0.73%   0.78%     0.75%    0.73%

--------------------------------------------------------------------------------

(a)The Munder Michigan Tax-Free Bond Fund Class Y Shares commenced operations on January 3, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROMTFBOND1002

                          MUNDER MICRO-CAP EQUITY FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Micro-Cap Equity Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER MICRO-CAP EQUITY FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                       1997                         71.60
                       1998                         (5.88)
                       1999                         75.00
                       2000                        (13.69)
                       2001                         16.61
                       2002                        (21.73)

                      Year-to-date through 3/31/03: (6.34)%

          Best Quarter:         47.89%       (quarter ended 12/31/99)
          Worst Quarter:       (28.33)%      (quarter ended 9/30/98)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

--------------------------------------------------------------------------------------------------------------------
                                                                                                           Since
                                                                                    1 Year     5 Year    Inception
                                                                                       %          %         %/(1)/
--------------------------------------------------------------------------------------------------------------------
CLASS Y
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                 (21.73)     5.41       14.52
--------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                 (21.73)     5.03       13.88
--------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                         (13.34)     4.29       11.98
--------------------------------------------------------------------------------------------------------------------
Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees, expenses or taxes)   (8.50)     6.36        9.30
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                           Since
                                                                                    1 Year     5 Year    Inception
                                                                                       %          %         %/(1)/
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  (26.29)    3.97       13.18
--------------------------------------------------------------------------------------------------------------------
Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (8.50)    6.36        9.30
--------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  (26.40)    4.02       11.89
--------------------------------------------------------------------------------------------------------------------
Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (8.50)    6.36        8.95
--------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  (23.29)    4.36       13.82
--------------------------------------------------------------------------------------------------------------------
Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees, expenses or taxes)    (8.50)    6.36        9.97
--------------------------------------------------------------------------------------------------------------------

-----------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/26/96, 12/26/96, 2/24/97 and 3/31/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 1/1/97, 1/1/97, 3/1/97 and 4/1/97, respectively.

(2) The Wilshire Micro-Cap Index is an unmanaged index that measures the performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships.

4. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 5 of the Prospectus:

         The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

5. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

6. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

7. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 17 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

         A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

         A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.      The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Micro-Cap Equity Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER MICRO-CAP EQUITY FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       5
             Glossary                                                6

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       7
             Other Investment Strategies and Risks                   8

      YOUR INVESTMENT
             Purchasing Shares                                       9
             Exchanging Shares                                       10
             Redeeming Shares                                        10
             Share Class Selection                                   10

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 11
             CDSCs                                                   12

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              13
             Other Information                                       13

      VALUING FUND SHARES                                            13

      DISTRIBUTIONS                                                  14

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  15
             Taxes on Sales or Exchanges                             15
             Other Considerations                                    16

      MANAGEMENT OF THE FUND
             Investment Advisor                                      16
             Portfolio Managers                                      16

      FINANCIAL HIGHLIGHTS                                           17

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemption                                            S-10
             Shareholder Privileges                                  S-11

Munder Micro-Cap Equity Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of micro-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Micro-capitalization companies are those companies with a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index. Based on the most recent data available at printing, such capitalizations are approximately $282 million or less, considerably less than the market capitalization of typical S&P 500 companies.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for companies that have strong potential for consistent earnings growth due to:

 - the development of a superior technology or product and solid management; or
 - changes in technology, regulations and long-term economic trends.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of foreign companies and larger capitalization companies. The Fund may invest without limit in initial public offerings (IPOs) of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

- Small Company Stock Risk
  The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

- IPO Risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

- Foreign Securities Risk
  Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which could detract from the Fund's performance.
                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Micro-Cap Equity Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1997    71.60
1998    (5.88)
1999    75.00
2000   (13.69)
2001    16.61

                     YTD through 9/30/02 (26.89%)

                     Best Quarter        Q4  1999   47.89%
                     Worst Quarter       Q3  1998  (28.33%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                    Since
                                                                   1 Year 5 Years Inception
                                                                     %       %     %/(1)/
CLASS Y
  Return Before Taxes                                              16.61   23.33    23.54
  Return After Taxes on Distributions                              16.61   22.51    22.72
  Return After Taxes on Distributions and Sale of Fund Shares      10.12   19.47    19.66
  Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              24.08   13.06    13.07
CLASS A
  Return Before Taxes                                               9.94   21.67    21.89
  Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              24.08   13.06    13.07
CLASS B
  Return Before Taxes                                              10.43     N/A    20.62
  Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              24.08   13.06    12.96
CLASS C
  Return Before Taxes                                              14.42     N/A    23.41
  Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              24.08   13.06    14.31

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/26/96, 12/26/96, 2/24/97 and 3/31/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 1/1/97, 1/1/97, 3/1/97 and 4/1/97, respectively.
(2)The Wilshire Micro-Cap Index is an unmanaged index that measures the performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                               Class A  Class B  Class C  Class Y
SHAREHOLDER FEES                               Shares   Shares   Shares   Shares
paid directly from your investment             -------  -------  -------  -------
Maximum Sales Charge (load) imposed on
 purchases (as a % of offering price)           5.5%(a)   None     None    None
Maximum Deferred Sales Charge (load) (as a
 % of the lesser of original purchase price or
 redemption proceeds)                           None(b)   5%(c)    1%(d)   None
Maximum Sales Charge (load) Imposed on
 Reinvested Dividends                            None     None     None    None
Redemption Fees                                  2%(e)    2%(e)    2%(e)   None
Exchange Fees                                    None     None     None    None

ANNUAL FUND OPERATING EXPENSES                 Class A  Class B  Class C  Class Y
paid from Fund assets (as a % of net           Shares   Shares   Shares   Shares
assets)                                        -------  -------  -------  -------
Management Fees                                  1.00%    1.00%    1.00%   1.00%
Distribution and/or Service (12b-1) Fees         0.25%    1.00%    1.00%   0.00%
Other Expenses (1)                               0.42%    0.42%    0.42%   0.42%
                                                ----     ----     ----    -------
Total Annual Fund Operating Expenses             1.67%    2.42%    2.42%   1.42%
Less Contractual Fee Waivers (1)                (0.01)%  (0.01)%  (0.01)% (0.01)%
                                                ----     ----     ----    -------
Net Expenses (1)                                 1.66%    2.41%    2.41%   1.41%
                                                ====     ====     ====    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)A short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of Class A, Class B or Class C shares of the Fund.
(1)Effective March 1, 2002, the transfer agent agreed to waive, for the period of its contract with the Fund, a portion of the fee it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders within accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  710  $  745     $  245    $  345   $  245  $  145
         3 Years  $1,048  $1,055     $  755    $  755   $  755  $  449
         5 Years  $1,407  $1,491     $1,291    $1,291   $1,291  $  776
         10 Years $2,417  $2,568***  $2,568*** $2,756   $2,756  $1,702

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.


Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and place.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                            FURTHER INFORMATION
                                                           REGARDING THE FUND'S
                                                           PRINCIPAL INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.
                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Micro-Cap Equity Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.
DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.


                                                     FEDERAL TAX CONSIDERATIONS
            --------------------------------------------


Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.


MANAGEMENT OF THE FUND
------------------------------------------------------


INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

MICRO-CAP EQUITY FUND (a)                      Year       Year       Year       Year       Year
(CLASS A)                                     Ended      Ended      Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class A    Class A    Class A    Class A    Class A
                                            ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period         $ 25.38    $ 28.80    $ 18.16     $17.00    $ 12.81
                                             -------    -------    -------     ------    -------
Income / (Loss) from investment
 operations:
Net investment loss                            (0.27)     (0.31)     (0.32)     (0.18)     (0.17)
Net realized and unrealized gain/(loss) on
 investments                                    0.01      (2.10)     10.96       1.64       5.00
                                             -------    -------    -------     ------    -------
Total from investment operations               (0.26)     (2.41)     10.64       1.46       4.83
                                             -------    -------    -------     ------    -------
Less distributions:
Distributions from net realized gains             --      (1.00)        --      (0.30)     (0.64)
Distributions in excess of net realized
 gains                                            --      (0.01)        --         --         --
                                             -------    -------    -------     ------    -------
Total distributions                               --      (1.01)        --      (0.30)     (0.64)
                                             -------    -------    -------     ------    -------
Net asset value, end of period               $ 25.12    $ 25.38    $ 28.80     $18.16    $ 17.00
                                             =======    =======    =======     ======    =======
Total return (b)                               (0.99)%    (8.43)%    58.59%      9.10%     38.01%
                                             =======    =======    =======     ======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $56,222    $34,017    $35,960     $9,844    $10,821
Ratio of operating expenses to average net
 assets                                         1.66%      1.65%      1.68%      1.53%      1.53%
Ratio of net investment loss to average net
 assets                                        (1.12)%    (1.28)%    (1.23)%    (1.21)%    (0.97)%
Portfolio turnover rate                          118%       142%       187%       184%       172%
Ratio of operating expenses to average net
 assets without expense waivers                 1.67%      1.65%      1.68%      1.64%      1.78%

--------------------------------------------------------------------------------

(a)The Munder Micro-Cap Equity Fund Class A Shares commenced operations on December 26, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

MICRO-CAP EQUITY FUND (a)                      Year       Year       Year       Year       Year
(CLASS B)                                     Ended      Ended      Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class B    Class B    Class B    Class B    Class B
                                            ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period         $ 24.52    $ 28.02    $ 17.84    $ 16.83    $ 12.79
                                             -------    -------    -------    -------    -------
Income / (Loss) from investment
 operations:
Net investment loss                            (0.43)     (0.47)     (0.50)     (0.28)     (0.29)
Net realized and unrealized gain/(loss) on
 investments                                    0.01      (2.02)     10.68       1.59       4.97
                                             -------    -------    -------    -------    -------
Total from investment operations               (0.42)     (2.49)     10.18       1.31       4.68
                                             -------    -------    -------    -------    -------
Less distributions:
Distributions from net realized gains             --      (1.00)        --      (0.30)     (0.64)
Distributions in excess of net realized
 gains                                            --      (0.01)        --         --         --
                                             -------    -------    -------    -------    -------
Total distributions                               --      (1.01)        --      (0.30)     (0.64)
                                             -------    -------    -------    -------    -------
Net asset value, end of period               $ 24.10    $ 24.52    $ 28.02    $ 17.84    $ 16.83
                                             =======    =======    =======    =======    =======
Total return (b)                               (1.67)%    (8.97)%    57.06%      8.29%     36.87%
                                             =======    =======    =======    =======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $49,062    $40,095    $45,480    $13,811    $15,965
Ratio of operating expenses to average net
 assets                                         2.41%      2.40%      2.43%      2.28%      2.28%
Ratio of net investment loss to average net
 assets                                        (1.87)%    (2.03)%    (1.98)%    (1.96)%    (1.72)%
Portfolio turnover rate                          118%       142%       187%       184%       172%
Ratio of operating expenses to average net
 assets without expense waivers                 2.42%      2.40%      2.43%      2.39%      2.53%

--------------------------------------------------------------------------------

(a)The Munder Micro-Cap Equity Fund Class B Shares commenced operations on February 24, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

MICRO-CAP EQUITY FUND(a)                       Year       Year       Year       Year       Year
(CLASS C)                                     Ended      Ended      Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class C    Class C    Class C    Class C    Class C
                                            ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period         $ 24.53    $ 28.03    $ 17.85     $16.84     $12.79
                                             -------    -------    -------     ------     ------
Income/(Loss) from investment
 operations:
Net investment loss                            (0.44)     (0.47)     (0.50)     (0.28)     (0.29)
Net realized and unrealized gain/(loss) on
 investments                                    0.02      (2.02)     10.68       1.59       4.98
                                             -------    -------    -------     ------     ------
Total from investment operations               (0.42)     (2.49)     10.18       1.31       4.69
                                             -------    -------    -------     ------     ------
Less distributions:
Distributions from net realized gains             --      (1.00)        --      (0.30)     (0.64)
Distributions in excess of net realized
 gains                                            --      (0.01)        --         --         --
                                             -------    -------    -------     ------     ------
Total distributions                               --      (1.01)        --      (0.30)     (0.64)
                                             -------    -------    -------     ------     ------
Net asset value, end of period               $ 24.11    $ 24.53    $ 28.03     $17.85     $16.84
                                             =======    =======    =======     ======     ======
Total return (b)                               (1.67)%    (8.93)%    56.97%      8.29%     36.95%
                                             =======    =======    =======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $28,050    $19,276    $20,588     $6,333     $7,441
Ratio of operating expenses to average net
 assets                                         2.41%      2.40%      2.43%      2.80%      2.28%
Ratio of net investment loss to average net
 assets                                        (1.87)%    (2.03)%    (1.98)%    (1.96)%    (1.72)%
Portfolio turnover rate                          118%       142%       187%       184%       172%
Ratio of operating expenses to average net
 assets without expense waivers                 2.42%      2.40%      2.43%      2.39%      2.53%

--------------------------------------------------------------------------------

(a)The Munder Micro-Cap Equity Fund Class C Shares commenced operations on March 31, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

MICRO-CAP EQUITY FUND (a)                      Year       Year       Year       Year       Year
(CLASS Y)                                     Ended      Ended      Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class Y    Class Y    Class Y    Class Y    Class Y
                                            ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period         $ 25.63    $ 28.97    $ 18.27    $ 17.05    $ 12.83

                                             -------    -------    -------    -------    -------
Income / (Loss) from investment
 operations:
Net investment loss                            (0.21)     (0.25)     (0.25)     (0.14)     (0.13)
Net realized and unrealized gain/(loss) on
 investments                                    0.04      (2.08)     10.95       1.66       4.99

                                             -------    -------    -------    -------    -------
Total from investment operations               (0.17)     (2.33)     10.70       1.52       4.86

                                             -------    -------    -------    -------    -------
Less distributions:
Distributions from net realized gains             --      (1.00)        --      (0.30)     (0.64)
Distributions in excess of net realized
 gains                                            --      (0.01)        --         --         --

                                             -------    -------    -------    -------    -------
Total distributions                               --      (1.01)        --      (0.30)     (0.64)

                                             -------    -------    -------    -------    -------
Net asset value, end of period               $ 25.46    $ 25.63    $ 28.97    $ 18.27    $ 17.05

                                             =======    =======    =======    =======    =======
Total return (b)                               (0.66)%    (8.10)%    58.57%      9.43%     38.19%

                                             =======    =======    =======    =======    =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)         $13,515    $12,560    $22,737    $17,543    $15,337
Ratio of operating expenses to average net
 assets                                         1.41%      1.40%      1.43%      1.28%      1.28%
Ratio of net investment loss to average net
 assets                                        (0.87)%    (1.03)%    (1.02)%    (0.94)%    (0.72)%
Portfolio turnover rate                          118%       142%       187%       184%       172%
Ratio of operating expenses to
 average net assets without expense
 waivers                                        1.42%      1.40%      1.43%      1.39%      1.53%

--------------------------------------------------------------------------------

(a)The Munder Micro-Cap Equity Fund Class Y Shares commenced operations on December 26, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7346

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROMICRO1002

                            MUNDER MIDCAP SELECT FUND
                            Class A, B, II & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder MidCap Select Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER MIDCAP SELECT FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                            1999            31.62
                            2000            30.82
                            2001            (2.52)
                            2002           (15.12)

                 Year-to-date through 3/31/03:        (0.41)%

          Best Quarter:          24.95%       (quarter ended 12/31/99)
          Worst Quarter:        (15.69)%      (quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-------------------------------------------------------------------------------------------------------------
                                                                                                    Since
                                                                                       1 Year     Inception
                                                                                          %         %/(1)/
------------------------------------------------------------------------------------------------ ------------
CLASS Y
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                    (15.22)      7.28
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                    (15.22)      6.16
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                             (9.35)      5.43
-------------------------------------------------------------------------------------------------------------
S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (14.51)      5.19
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                    Since
                                                                                       1 Year     Inception
                                                                                          %         %/(1)/
-------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                    (20.09)     (7.87)
-------------------------------------------------------------------------------------------------------------
S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (14.51)     (3.44)
-------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                    (20.24)     (7.39)
-------------------------------------------------------------------------------------------------------------
S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (14.51)     (3.44)
-------------------------------------------------------------------------------------------------------------
CLASS II
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                    (17.73)     (8.99)
-------------------------------------------------------------------------------------------------------------
S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (14.51)     (3.44)
-------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class II shares are 6/24/98, 7/3/00, 7/5/00 and 7/14/00, respectively. The index returns from inception for Class Y, Class A, Class B and Class II shares are as of 7/1/98, 7/1/00, 7/1/00 and 7/1/00, respectively.

(2) The Standard & Poor's MidCap 400(R) Index is a capitalization-weighted index that measures the performance of the mid-range sector (based on capitalization) of the U.S. stock market.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 8 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the second bullet point on page 11 is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

7. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 17 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

8. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

         A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

9. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

         A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

10. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

11.      The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder MidCap Select Fund
-------------------------------------------------------------------

CLASS A, B, II & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


       MUNDER MIDCAP SELECT FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           3
              Fees and Expenses                                     5
              Glossary                                              6

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 7

       YOUR INVESTMENT
              Purchasing Shares                                     10
              Exchanging Shares                                     10
              Redeeming Shares                                      10
              Share Class Selection                                 10

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               11
              Front-End Sales Charge - Class II Shares              12
              CDSCs                                                 12

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            13
              Other Information                                     13

       VALUING FUND SHARES                                          13

       DISTRIBUTIONS                                                14

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                15
              Taxes on Sales or Exchanges                           15
              Other Considerations                                  16

       MANAGEMENT OF THE FUND
              Investment Advisor                                    16
              Portfolio Managers                                    16

       FINANCIAL HIGHLIGHTS                                         17

       SHAREHOLDER GUIDE
              How to Reach the Funds                                S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder MidCap Select Fund

CLASS A, B, II & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities of mid-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Mid-capitalization companies are those companies with a market capitalization within the range of companies included in the S&P MidCap 400(R) Index. Based on the most recent data available at printing, such capitalizations are between approximately $70 million and $8.0 billion.

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 60 to 80 of those companies based on:

 - above-average, consistent earnings growth;
 - financial stability;
 - relative valuation;
 - strength of industry position and management team; and
 - price changes compared to the S&P MidCap 400(R) Index.

PRINCIPAL RISKS
------------------------------------------------------
All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

- Smaller Company Stock Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies' stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class II shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder MidCap Select Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1999 31.62
2000 30.82
2001 (2.52)

                     YTD through 9/30/02  (17.39%)

                     Best Quarter        Q4  1999   24.95%
                     Worst Quarter       Q3  2001  (15.69%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                              Since
                                                                                     1 Year Inception
                                                                                       %     %/(1)/
CLASS Y
  Return Before Taxes                                                                (2.52)   14.69
  Return After Taxes on Distributions                                                (2.52)   13.15
  Return After Taxes on Distributions and Sale of Fund Shares                        (1.53)   11.31
  S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (0.61)   11.62
CLASS A
  Return Before Taxes                                                                (8.24)   (2.47)
  S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (0.61)    4.73
CLASS B
  Return Before Taxes                                                                (8.51)   (1.72)
  S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (0.61)    4.73
CLASS II
  Return Before Taxes                                                                (5.48)   (3.82)
  S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (0.61)    4.73

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class II shares are 6/24/98, 6/30/00, 7/5/00 and 7/14/00, respectively. The index returns from inception for Class Y, Class A, Class B and Class II shares are from 7/1/98, 7/1/00, 7/1/00 and 7/1/00, respectively.
(2)The Standard & Poor's MidCap 400(R) Index is a capitalization-weighted index that measures the performance of the mid-range sector (based on capitalization) of the U.S. stock market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares; after-tax returns of the Class A, Class B and Class II shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class II Class Y
SHAREHOLDER FEES                                           Shares   Shares   Shares  Shares
paid directly from your investment                         -------  ------- -------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                       5.5%(a)   None      1%    None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)    1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None     None   None
Redemption Fees                                              None     None     None   None
Exchange Fees                                                None     None     None   None

                                                           Class A  Class B Class II Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares   Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- -------- -------
Management Fees                                              0.75%    0.75%    0.75%  0.75%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%    1.00%  0.00%
Other Expenses                                               0.43%    0.43%    0.43%  0.43%
                                                            ----      --       --     -----
Total Annual Fund Operating Expenses                         1.43%    2.18%    2.18%  1.18%
                                                            ====      ==       ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 Class A  Class B  Class B    Class II Class II Class Y
                 Shares   Shares*  Shares**   Shares*  Shares** Shares
                 ------- -------   --------   -------- -------- -------
        1 Year   $  688  $  721     $  221     $  419   $  319  $  120
        3 Years  $  978  $  982     $  682     $  775   $  775  $  375
        5 Years  $1,289  $1,369     $1,169     $1,258   $1,258  $  649
        10 Years $2,169  $2,321***  $2,321***  $2,588   $2,588  $1,432

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus. Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------
BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there by any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

- Investment Strategy
  The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Fund's turnover rates.

- Special Risks
  A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund's performance.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A or Class II shares of the Fund at the net asset value
(NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class II shares may also be exchanged for Class C shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class II and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class II shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class II Shares

- Front-end sales charge.

- A CDSC on shares you sell within eighteen months of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

FRONT-END SALES CHARGE - CLASS II SHARES

You can purchase Class II shares at the NAV, plus an initial sales charge. The current sales charge rate and commission paid to selected dealers are as follows:

                      Sales Charge as
                      a Percentage of     Dealer Reallowance
                   ----------------------  as a Percentage
                      Your        Net           of the
                   Investment Asset Value   Offering Price
                       %           %              %
                   ---------- ----------- ------------------
                      1.00       1.01            1.00

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class II shares within eighteen months of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class II shares of the MidCap Select Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class II shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class II shares, the Fund's distributor pays sales commissions of 4.00% and 2.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class II shares.

The CDSC on Class B or Class II shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class II shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class II shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during the quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of it's earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years (or, if shorter, the life of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789 or visit the website at www.munder.com.

MIDCAP SELECT FUND(a)                                        Year      Period       Year      Period
(CLASS A AND CLASS B)                                       Ended       Ended      Ended       Ended
                                                          6/30/02(c)   6/30/01   6/30/02(c)   6/30/01
                                                           Class A     Class A    Class B     Class B
                                                          ---------- -------     ---------- -------
Net asset value, beginning of period                        $14.62   $15.47        $14.51   $15.42
                                                            ------   ------        ------   ------
Income/(Loss) from investment operations:
Net investment loss                                          (0.12)   (0.08)        (0.23)   (0.13)
Net realized and unrealized gain/(loss) on investments       (1.16)    0.76         (1.14)    0.75
                                                            ------   ------        ------   ------
Total from investment operations                             (1.28)    0.68         (1.37)    0.62
                                                            ------   ------        ------   ------
Less distributions:
Distributions from net realized capital gain                    --    (1.41)           --    (1.41)
Distributions in excess of net realized capital gain            --    (0.12)           --    (0.12)
                                                            ------   ------        ------   ------
Total distributions                                             --    (1.53)           --    (1.53)
                                                            ------   ------        ------   ------
Net asset value, end of period                              $13.34   $14.62        $13.14   $14.51
                                                            ======   ======        ======   ======
Total return (b)                                             (8.76)%   4.54%        (9.44)%   4.12%
                                                            ======   ======        ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $2,237   $2,351        $2,339   $1,655
Ratio of operating expenses to average net assets             1.43%    1.44%(d)      2.18%    2.19%(d)
Ratio of net investment loss to average net assets           (0.91)%  (0.85)%(d)    (1.66)%  (1.60)%(d)
Portfolio turnover rate                                         55%      81%           55%      81%
Ratio of operating expenses to average net assets without
 expense waivers                                              1.43%    1.66%(d)      2.18%    2.41%(d)

--------------------------------------------------------------------------------

(a)The Munder MidCap Select Fund Class A Shares and Class B Shares commenced operations on July 3, 2000 and July 5, 2000, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

MIDCAP SELECT FUND(a)                                                        Year      Period
(CLASS II)                                                                  Ended      Ended
                                                                          6/30/02(c)  6/30/01
                                                                           Class II   Class II
                                                                          ---------- --------
Net asset value, beginning of period                                        $14.53    $16.37
                                                                            ------    ------
Income/(Loss) from investment operations:
Net investment loss                                                          (0.23)    (0.13)
Net realized and unrealized loss on investments                              (1.13)    (0.18)
                                                                            ------    ------
Total from investment operations                                             (1.36)    (0.31)
                                                                            ------    ------
Less distributions:
Distributions from net realized capital gain                                    --     (1.41)
Distributions in excess of net realized capital gain                            --     (0.12)
                                                                            ------    ------
Total distributions                                                             --     (1.53)
                                                                            ------    ------
Net asset value, end of period                                              $13.17    $14.53
                                                                            ======    ======
Total return (b)                                                             (9.36)%   (1.81)%
                                                                            ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $1,297    $  838
Ratio of operating expenses to average net assets                             2.18%     2.19%(d)
Ratio of net investment loss to average net assets                           (1.66)%   (1.60)%(d)
Portfolio turnover rate                                                         55%       81%
Ratio of operating expenses to average net assets without expense waivers     2.18%     2.41%(d)

--------------------------------------------------------------------------------

(a)The Munder MidCap Select Fund Class II Shares commenced operations on July 14, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

MIDCAP SELECT FUND(a)
(CLASS Y)                                                Year      Year      Year      Year      Period
                                                        Ended      Ended     Ended     Ended      Ended
                                                      6/30/02(c)  6/30/01   6/30/00   6/30/99    6/30/98
                                                       Class Y    Class Y   Class Y   Class Y    Class Y
                                                      ---------- -------   -------   -------    -------
Net asset value, beginning of period                   $ 14.66   $ 15.47   $ 10.85   $10.02     $10.00

                                                       -------   -------   -------   ------     ------
Income/(Loss) from investment operations:
Net investment income/(loss)                             (0.09)    (0.06)    (0.03)   (0.02)      0.01
Net realized and unrealized gain/(loss) on
 investments                                             (1.15)     0.78      4.87     0.85       0.01

                                                       -------   -------   -------   ------     ------
Total from investment operations                         (1.24)     0.72      4.84     0.83       0.02
                                                       -------   -------   -------   ------     ------
Less distributions:
Dividends from net investment income                        --        --        --    (0.00)(d)     --
Distributions from net realized capital gains               --     (1.41)    (0.22)      --         --
Distributions in excess of net realized capital gains       --     (0.12)       --       --         --

                                                       -------   -------   -------   ------     ------
Total distributions                                         --     (1.53)    (0.22)   (0.00)(d)     --

                                                       -------   -------   -------   ------     ------
Net asset value, end of period                         $ 13.42   $ 14.66   $ 15.47   $10.85     $10.02

                                                       =======   =======   =======   ======     ======
Total return (b)                                         (8.46)%    4.82%    45.67%    8.44%      0.20%

                                                       =======   =======   =======   ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $26,013   $25,800   $13,024   $3,434     $1,573
Ratio of operating expenses to average net assets         1.18%     1.19%     1.18%    1.18%      1.15%(e)
Ratio of net investment income/(loss) to average net
 assets                                                  (0.66)%   (0.60)%   (0.44)%  (0.28)%     3.18%(e)
Portfolio turnover rate                                     55%       81%      128%     122%         0%
Ratio of operating expenses to average net
 assets without expense waivers                           1.18%     1.41%     1.23%    1.66%      1.16%(e)

--------------------------------------------------------------------------------

(a)The Munder MidCap Select Fund Class Y Shares commenced operations on June 24, 1998.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)Annualized.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class II and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-7346

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROMID1002

                         MUNDER MULTI-SEASON GROWTH FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Multi-Season Growth Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Goal and Principal Investment Strategies - Goal," which appears on page 1 of the Prospectus, the information is hereby amended to read in its entirety as follows:

     GOAL

     The Fund's goal is to provide long-term capital appreciation.

     This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

4. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER MULTI-SEASON GROWTH FUND CLASS B

TOTAL RETURN (%)
per calendar year

[BAR CHART]


                           1994              (3.21)
                           1995              31.19
                           1996              21.42
                           1997              29.20
                           1998              14.29
                           1999              10.46
                           2000              (7.67)
                           2001             (15.82)
                           2002             (27.83)



                      Year-to-date through 3/31/03: (3.07)%

               Best Quarter:           19.58%       (quarter ended 12/31/98)
               Worst Quarter:         (16.59)%      (quarter ended 6/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

----------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                                 1 Year    5 Year    Inception
                                                                                   %         %         %/(1)/
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              (31.44)    (6.94)      4.42
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                              (31.44)    (8.15)      3.39
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                      (19.30)    (4.89)      3.86
----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (22.10)    (0.59)      9.48
----------------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              (31.34)    (7.00)      4.41
----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (22.10)    (0.59)      9.45
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              (28.49)    (6.56)      4.35
----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (22.10)    (0.59)      9.27
----------------------------------------------------------------------------------------------------------------
CLASS Y
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              (26.99)    (5.63)      5.34
----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (22.10)    (0.59)      9.10
----------------------------------------------------------------------------------------------------------------

-----------------

(1) The inception dates for the Class B, Class A, Class C and Class Y shares are 4/29/93, 8/4/93, 9/20/93 and 8/16/93, respectively. The index returns from inception for Class B, Class A, Class C and Class Y shares are as of 5/1/93, 8/1/93, 10/1/93 and 9/1/93, respectively.

(2) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

5. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

6. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

7. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the third bullet point on page 11 is hereby amended to read in its entirety as follows:

       Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 18 of the Prospectus:

       The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Multi-Season Growth Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                  Bio(Tech)/2 /
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


       MUNDER MULTI-SEASON GROWTH FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           3
              Fees and Expenses                                     5
              Glossary                                              6

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 7

       YOUR INVESTMENT
              Purchasing Shares                                     10
              Exchanging Shares                                     10
              Redeeming Shares                                      10
              Share Class Selection                                 10

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               12
              CDSCs                                                 12

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            13
              Other Information                                     13

       VALUING FUND SHARES                                          14

       DISTRIBUTIONS                                                15

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                16
              Taxes on Sales or Exchanges                           16
              Other Considerations                                  16

       MANAGEMENT OF THE FUND
              Investment Advisor                                    17
              Portfolio Managers                                    17

       FINANCIAL HIGHLIGHTS                                         18

       SHAREHOLDER GUIDE
              How to Reach the Funds                                S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder Multi-Season Growth Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is fundamental and cannot be changed without shareholder approval.

Principal Investment Strategies

The Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or a pure value approach over a complete market cycle.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 75 companies based on:

 - superior earnings growth;

 - financial stability;

 - relative market value; and

 - price changes compared to the S&P 500(R).

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.
- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class B shares and do not reflect any contingent deferred sales charges (CDSCs). If such CDSCs were reflected, returns would be less than those shown. Performance of Class A, Class C and Class Y shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Multi-Season Growth Fund CLASS B


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1994    (3.21)
1995    31.19
1996    21.42
1997    29.20
1998    14.29
1999    10.46
2000    (7.67)
2001   (15.82)

                     YTD through 9/30/02 (30.58%)

                     Best Quarter         Q4 1998  19.58%
                     Worst Quarter        Q3 2001 (15.27%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                                Since
                                                                              1 Year  5 Years Inception
                                                                                %        %     %/(1)/
CLASS B
  Return Before Taxes                                                         (19.84)   4.57     8.88
  Return After Taxes on Distributions                                         (20.62)   3.01     7.67
  Return After Taxes on Distributions and Sale of Fund Shares                 (11.50)   3.85     7.38
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    13.86
CLASS A
  Return Before Taxes                                                         (19.91)   4.50     9.01
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    13.96
CLASS C
  Return Before Taxes                                                         (16.69)   4.96     9.09
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    13.84
CLASS Y
  Return Before Taxes                                                         (15.03)   6.00    10.06
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    13.60

--------------------------------------------------------------------------------

(1)The inception dates for the Class B, Class A, Class C and Class Y shares are 4/29/93, 8/4/93, 9/20/93 and 8/16/93, respectively. The index returns from inception for Class B, Class A, Class C and Class Y shares are from 5/1/93, 8/1/93, 10/1/93 and 9/1/93, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class B shares; after-tax returns for the Class A, Class C and Class Y shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                       5.5%(a)   None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.75%    0.75%   0.75%  0.75%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.21%    0.21%   0.21%  0.21%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         1.21%    1.96%   1.96%  0.96%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  667  $  699     $  199    $  299   $  199  $   98
         3 Years  $  913  $  915     $  615    $  615   $  615  $  306
         5 Years  $1,178  $1,257     $1,057    $1,057   $1,057  $  531
         10 Years $1,935  $2,089***  $2,089*** $2,285   $2,285  $1,178

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

- Investment Strategy
  The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Fund's turnover rates.

- Special Risks
  A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund's performance.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of at least $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Multi-Season Growth Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

                                                                  DISTRIBUTIONS
             -----------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

MULTI-SEASON GROWTH FUND(a)                        Year         Year       Year      Year       Year
(CLASS A)                                         Ended        Ended      Ended      Ended     Ended
                                                6/30/02(c)   6/30/01(c) 6/30/00(c)  6/30/99  6/30/98(c)
                                                 Class A      Class A    Class A    Class A   Class A
                                                ----------   ---------- ---------- -------   ----------
Net asset value, beginning of period             $ 15.64      $ 20.63    $ 22.05   $ 21.46    $ 18.02
                                                 -------      -------    -------   -------    -------
Income/(Loss) from investment operations:
Net investment loss                                (0.03)       (0.06)     (0.03)    (0.03)      0.00(d)
Net realized and unrealized gain/(loss) on
 investments                                       (3.34)       (2.64)     (0.02)     2.20       4.37
                                                 -------      -------    -------   -------    -------
Total from investment operations                   (3.37)       (2.70)     (0.05)     2.17       4.37
                                                 -------      -------    -------   -------    -------
Less distributions:
Dividends from net investment income                  --           --         --        --      (0.01)
Distributions from net realized gains              (0.55)       (2.29)     (1.37)    (1.58)     (0.92)
Distributions from capital                         (0.00)(d)       --         --        --         --
                                                 -------      -------    -------   -------    -------
Total distributions                                (0.55)       (2.29)     (1.37)    (1.58)     (0.93)
                                                 -------      -------    -------   -------    -------
Net asset value, end of period                   $ 11.72      $ 15.64    $ 20.63   $ 22.05    $ 21.46
                                                 =======      =======    =======   =======    =======
Total return (b)                                  (21.72)%     (14.51)%     0.22%    11.34%     25.02%
                                                 =======      =======    =======   =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $32,255      $48,009    $65,569   $49,602    $32,311
Ratio of operating expenses to average net
 assets                                             1.21%        1.21%      1.24%     1.22%      1.21%
Ratio of net investment loss to average net
 assets                                            (0.19)%      (0.30)%    (0.14)%   (0.14)%     0.00%(e)
Portfolio turnover rate                               20%          38%        44%       53%        34%
Ratio of operating expenses to average net
 assets without expense waivers                     1.21%        1.42%      1.42%     1.38%      1.39%

--------------------------------------------------------------------------------

(a)The Munder Multi-Season Growth Fund Class A Shares commenced operations on August 4, 1993.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)Amount represents less than 0.01%

MULTI-SEASON GROWTH FUND(a)                        Year         Year        Year      Year       Year
(CLASS B)                                         Ended        Ended       Ended      Ended     Ended
                                                6/30/02(c)   6/30/01(c)  6/30/00(c)  6/30/99  6/30/98(c)
                                                 Class B      Class B     Class B    Class B   Class B
                                                ----------   ----------  ---------- -------   ----------
Net asset value, beginning of period             $ 14.50      $ 19.52     $ 21.09   $ 20.70    $  17.54
                                                 -------      -------     -------   -------    --------
Income/(Loss) from investment operations:
Net investment loss                                (0.12)       (0.18)      (0.17)    (0.18)      (0.14)
Net realized and unrealized gain/(loss) on
 investments                                       (3.08)       (2.55)      (0.03)     2.15        4.22
                                                 -------      -------     -------   -------    --------
Total from investment operations                   (3.20)       (2.73)      (0.20)     1.97        4.08
                                                 -------      -------     -------   -------    --------
Less distributions:
Distributions from net realized gains              (0.55)       (2.29)      (1.37)    (1.58)      (0.92)
Distributions from capital                         (0.00)(d)       --          --        --          --
                                                 -------      -------     -------   -------    --------
Total distributions                                (0.55)       (2.29)      (1.37)    (1.58)      (0.92)
                                                 -------      -------     -------   -------    --------
Net asset value, end of period                   $ 10.75      $ 14.50     $ 19.52   $ 21.09    $  20.70
                                                 =======      =======     =======   =======    ========
Total return (b)                                  (22.21)%     (15.54)%     (0.51)%   10.66%      24.12%
                                                 =======      =======     =======   =======    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $12,602      $25,574     $36,433   $99,696    $102,700
Ratio of operating expenses to average net
 assets                                             1.96%        1.96%       1.99%     1.97%       1.96%
Ratio of net investment loss to average net
 assets                                            (0.94)%      (1.05)%     (0.89)%   (0.83)%     (0.75)%
Portfolio turnover rate                               20%          38%         44%       53%         34%
Ratio of operating expenses to average net
 assets without expense waivers                     1.96%        2.17%       2.17%     2.14%       2.14%

--------------------------------------------------------------------------------

(a)The Munder Multi-Season Growth Fund Class B Shares commenced operations on April 29, 1993.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

MULTI-SEASON GROWTH FUND(a)                        Year         Year       Year      Year       Year
(CLASS C)                                         Ended        Ended      Ended      Ended     Ended
                                                6/30/02(c)   6/30/01(c) 6/30/00(c)  6/30/99  6/30/98(c)
                                                 Class C      Class C    Class C    Class C   Class C
                                                ----------   ---------- ---------- -------   ----------
Net asset value, beginning of period             $ 14.62      $ 19.55    $ 21.12   $ 20.73    $ 17.56
                                                 -------      -------    -------   -------    -------
Income/(Loss) from investment operations:
Net investment loss                                (0.12)       (0.18)     (0.17)    (0.19)     (0.14)
Net realized and unrealized gain/(loss) on
 investments                                       (3.10)       (2.46)     (0.03)     2.16       4.23
                                                 -------      -------    -------   -------    -------
Total from investment operations                   (3.22)       (2.64)     (0.20)     1.97       4.09
                                                 -------      -------    -------   -------    -------
Less distributions:
Distributions from net realized gains              (0.55)       (2.29)     (1.37)    (1.58)     (0.92)
Distributions from capital                         (0.00)(d)       --         --        --         --
                                                 -------      -------    -------   -------    -------
Total distributions                                (0.55)       (2.29)     (1.37)    (1.58)     (0.92)
                                                 -------      -------    -------   -------    -------
Net asset value, end of period                   $ 10.85      $ 14.62    $ 19.55   $ 21.12    $ 20.73
                                                 =======      =======    =======   =======    =======
Total return (b)                                  (22.23)%     (15.05)%    (0.51)%   10.70%     24.09%
                                                 =======      =======    =======   =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $ 4,153      $ 7,715    $10,166   $13,076    $14,411
Ratio of operating expenses to average net
 assets                                             1.96%        1.96%      1.99%     1.97%      1.96%
Ratio of net investment loss to average net
 assets                                            (0.94)%      (1.05)%    (0.89)%   (0.83)%    (0.75)%
Portfolio turnover rate                               20%          38%        44%       53%        34%
Ratio of operating expenses to average net
 assets without expense waivers                     1.96%        2.17%      2.17%     2.13%      2.14%

--------------------------------------------------------------------------------

(a)The Munder Multi-Season Growth Fund Class C Shares commenced operations on September 20, 1993.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

MULTI-SEASON GROWTH FUND(a)                   Year         Year        Year      Year       Year
(CLASS Y)                                    Ended        Ended       Ended      Ended     Ended
                                           6/30/02(c)   6/30/01(c)  6/30/00(c)  6/30/99  6/30/98(c)
                                            Class Y      Class Y     Class Y    Class Y   Class Y
                                           ----------   ----------  ---------- --------  ----------
Net asset value, beginning of period        $ 16.00      $  20.98    $  22.34  $  21.66   $  18.17

                                            -------      --------    --------  --------   --------
Income/(Loss) from investment
 operations:
Net investment income/(loss)                   0.01         (0.01)       0.02      0.04       0.05
Net realized and unrealized gain/(loss) on
 investments                                  (3.42)        (2.68)      (0.01)     2.25       4.38

                                            -------      --------    --------  --------   --------
Total from investment operations              (3.41)        (2.69)       0.01      2.29       4.43

                                            -------      --------    --------  --------   --------
Less distributions:
Dividends from net investment income             --            --          --     (0.03)     (0.02)
Distributions from net realized gains         (0.55)        (2.29)      (1.37)    (1.58)     (0.92)
Distributions from capital                    (0.00)(d)        --          --        --         --

                                            -------      --------    --------  --------   --------
Total distributions                           (0.55)        (2.29)      (1.37)    (1.61)     (0.94)

                                            -------      --------    --------  --------   --------
Net asset value, end of period              $ 12.04      $  16.00    $  20.98  $  22.34   $  21.66

                                            =======      ========    ========  ========   ========
Total return (b)                             (21.41)%      (14.20)%      0.50%    11.70%     25.28%

                                            =======      ========    ========  ========   ========
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)        $80,489      $159,736    $250,523  $314,558   $332,156
Ratio of operating expenses to average net
 assets                                        0.96%         0.96%       0.99%     0.97%      0.96%
Ratio of net investment income/(loss) to
 average net assets                            0.06%        (0.05)%      0.11%     0.17%      0.25%
Portfolio turnover rate                          20%           38%         44%       53%        34%
Ratio of operating expenses to average
 net assets without expense waivers            0.96%         1.17%       1.17%     1.14%      1.14%

--------------------------------------------------------------------------------

(a)The Munder Multi-Season Growth Fund Class Y Shares commenced operations on August 16, 1993.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7346

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROMSG1002

                               MUNDER NETNET(R) FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder NetNet Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER NETNET FUND CLASS A

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                 1997                              30.43
                 1998                              97.92
                 1999                             175.55
                 2000                             (54.23)
                 2001                             (48.23)
                 2002                             (44.55)


                 Year-to-date through 3/31/03:      6.82%

           Best Quarter:           79.67%     (quarter ended 12/31/99)
           Worst Quarter:         (47.59)%    (quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

------------------------------------------------------------------------------------------------------------------
                                                                                                         Since
                                                                                   1 Year    5 Year    Inception
                                                                                     %         %         %/(1)/
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               (47.61)    (7.50)      2.15
------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                               (47.61)    (7.63)      1.04
------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                       (29.23)    (5.67)      1.48
------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)        (22.10)    (0.59)      6.41
------------------------------------------------------------------------------------------------------------------
Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees, expenses
    or taxes)                                                                     (43.13)    (0.88)      1.83
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Internet Index (reflects no deductions for fees, expenses or
    taxes)                                                                        (42.86)      N/A        N/A
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               (47.70)       --     (11.68)
------------------------------------------------------------------------------------------------------------------
S&P 500(R)Index/(2)/ (reflects no deductions for fees, expenses or taxes)         (22.10)       --      (3.28)
------------------------------------------------------------------------------------------------------------------
Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees, expenses
    or taxes)                                                                     (43.13)       --      (5.15)
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Internet Index (reflects no deductions for fees, expenses or
    taxes)                                                                        (42.86)       --        N/A
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               (45.53)       --     (14.63)
------------------------------------------------------------------------------------------------------------------
S&P 500(R)Index/(2)/ (reflects no deductions for fees, expenses or taxes)         (22.10)       --      (3.90)
------------------------------------------------------------------------------------------------------------------
Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees, expenses
    or taxes)                                                                     (43.13)       --     (10.73)
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Internet Index (reflects no deductions for fees, expenses or
    taxes)                                                                        (42.86)       --        N/A
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               (44.42)       --     (10.38)
------------------------------------------------------------------------------------------------------------------
S&P 500(R)Index/(2)/ (reflects no deductions for fees, expenses or taxes)         (22.10)       --      (3.28)
------------------------------------------------------------------------------------------------------------------
Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees, expenses
    or taxes)                                                                     (43.13)       --      (5.15)
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Internet Index (reflects no deductions for fees, expenses or
    taxes)                                                                        (42.86)       --        N/A
------------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class A, Class B, Class C and Class Y shares are 8/19/96, 6/1/98, 11/3/98 and 6/1/98, respectively. The index returns from inception for Class A, Class B, Class C and Class Y shares are from 9/1/96, 6/1/98, 11/1/98 and 6/1/98, respectively.

(2) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading American companies drawn from eight Internet subsectors that are driving the growth of Internet usage.

4. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 6 of the Prospectus:

         The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

5. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 10 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

6. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 11 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

7. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 12 of the Prospectus, the third bullet point on page 13 is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 19 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

         A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

         A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.      The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder NetNet Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


      MUNDER NETNET FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             4
             Fees and Expenses                                       6
             Glossary                                                8

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       9
             Other Investment Strategies and Risks                   10

      YOUR INVESTMENT
             Purchasing Shares                                       11
             Exchanging Shares                                       12
             Redeeming Shares                                        12
             Share Class Selection                                   12

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 13
             CDSCs                                                   14

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              15
             Other Information                                       15

      VALUING FUND SHARES                                            15

      DISTRIBUTIONS                                                  16

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  17
             Taxes on Sales or Exchanges                             17
             Other Considerations                                    18

      MANAGEMENT OF THE FUND
             Investment Advisor                                      18
             Portfolio Managers                                      18

      FINANCIAL HIGHLIGHTS                                           19

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder NetNet Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused exclusively on the Internet;

 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of the types of companies positioned to benefit from the growth of the Internet. This investment strategy may not be changed without 60 days' prior notice to shareholders.

There is no limit on the market capitalization of the companies the Fund may invest in or on the length of operating history for the companies. The Fund may invest without limit in initial public offerings (IPOs), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may also invest in foreign securities and purchase and sell options on securities, stock market indices or futures.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fail or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

- Sector Risk
  The Fund will invest significantly in companies engaged in Internet-related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

- Smaller Company Stock Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

- IPO Risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

- Derivatives Risk
  The Fund may suffer a loss from its use of options or other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

- Foreign Securities Risk
  Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

- Technology Risk
  The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and other selected indices.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If such sales charges were reflected, returns would be less than those shown. Performance of Class B, Class C and Class Y shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder NetNet Fund CLASS A


TOTAL RETURN (%)
per calendar year

                                    [CHART]

1997   30.43
1998   97.92
1999  175.55
2000  (54.23)
2001  (48.23)

                     YTD through 9/30/02 (54.06%)

                     Best Quarter        Q4 1999   79.67%
                     Worst Quarter       Q3 2001  (47.59%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                                Since
                                                                              1 Year  5 Years Inception
                                                                                %        %     %/(1)/
CLASS A
  Return Before Taxes                                                         (51.07)   9.76    14.46
  Return After Taxes on Distributions                                         (51.07)   8.38    12.98
  Return After Taxes on Distributions and Sale of Fund Shares                 (31.10)   7.37    11.39
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    12.82
  Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (47.81)  12.39    13.59
  Morgan Stanley Internet Index (reflects no deductions for fees, expenses
   or taxes)                                                                  (51.67)    N/A      N/A
CLASS B
  Return Before Taxes                                                         (51.20)    N/A     0.51
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)    N/A     2.75
  Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (47.81)    N/A     9.40
  Morgan Stanley Internet Index (reflects no deductions for fees, expenses
   or taxes)                                                                  (51.67)    N/A      N/A
CLASS C
  Return Before Taxes                                                         (49.15)    N/A    (1.91)
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)    N/A     2.68
  Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (47.81)    N/A     2.92
  Morgan Stanley Internet Index (reflects no deductions for fees, expenses
   or taxes)                                                                  (51.67)    N/A      N/A
CLASS Y
  Return Before Taxes                                                         (48.12)    N/A     2.40
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)    N/A     2.75
  Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                         (47.81)    N/A     9.40
  Morgan Stanley Internet Index (reflects no deductions for fees, expenses
   or taxes)                                                                  (51.67)    N/A      N/A

--------------------------------------------------------------------------------

(1)The inception dates for the Class A, Class B, Class C and Class Y shares are 8/19/96, 6/1/98, 11/3/98 and 6/1/98, respectively. The index returns from inception for Class A, Class B, Class C and Class Y shares are from 9/1/96, 6/1/98, 11/1/98 and 6/1/98, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading American companies drawn from eight Internet subsectors that are driving the growth of Internet usage.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares; after-tax returns of the Class B, Class C and Class Y shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                     Class A  Class B  Class C  Class Y
SHAREHOLDER FEES                                     Shares   Shares   Shares   Shares
directly paid from your investment                   -------  -------  -------  -------
Maximum Sales Charge (load) imposed on purchases
 (as a % of offering price)                           5.5%(a)   None     None    None
Maximum Deferred Sales Charge (load) (as a % of
 the lesser of original purchase price or redemption
 proceeds)                                            None(b)   5%(c)    1%(d)   None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                             None     None     None    None
Redemption Fees                                        2%(e)    2%(e)    2%(e)   None
Exchange Fees                                          None     None     None    None

                                                     Class A  Class B  Class C  Class Y
ANNUAL FUND OPERATING EXPENSES                       Shares   Shares   Shares   Shares
paid from Fund assets (as a % of net assets)         -------  -------  -------  -------
Management Fees                                        1.00%    1.00%    1.00%   1.00%
Distribution and/or Service (12b-1) Fees               0.25%    1.00%    1.00%   0.00%
Other Expenses (1)                                     1.39%    1.39%    1.39%   1.39%
                                                      ----     ----     ----    -------
Total Annual Fund Operating Expenses                   2.64%    3.39%    3.39%   2.39%
Less Contractual Fee Waivers (1)                      (0.04)%  (0.04)%  (0.04)% (0.04)%
                                                      ----     ----     ----    -------
Net Expenses (1)                                       2.60%    3.35%    3.35%   2.35%
                                                      ====     ====     ====    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)A short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of Class A, Class B or Class C shares of the Fund.
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.04%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  802  $  842     $  342    $  442   $  342  $  242
         3 Years  $1,325  $1,342     $1,042    $1,042   $1,042  $  745
         5 Years  $1,873  $1,965     $1,765    $1,765   $1,765  $1,275
         10 Years $3,360  $3,503***  $3,503*** $3,676   $3,676  $2,726

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securitites offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal investment risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                  FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.



                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------


PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the NetNet Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of

Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.
                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences.
A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

NETNET FUND(a)                                 Year       Year        Year          Year       Year
(CLASS A)                                     Ended       Ended       Ended        Ended       Ended
                                            6/30/02(c)   6/30/01     6/30/00     6/30/99(c)   6/30/98
                                             Class A     Class A     Class A      Class A     Class A
                                            ----------  --------   ----------   ----------   -------
Net asset value, beginning of period         $  24.65   $  70.03   $    44.36   $    20.68   $ 12.79
                                             --------   --------   ----------   ----------   -------
Income/(Loss) from investment operations:
Net investment loss                             (0.28)     (0.61)       (0.65)       (0.35)    (0.04)
Net realized and unrealized gain/(loss) on
 investments                                   (13.71)    (44.30)       26.59        24.22     10.13
                                             --------   --------   ----------   ----------   -------
Total from investment operations               (13.99)    (44.91)       25.94        23.87     10.09
                                             --------   --------   ----------   ----------   -------
Less distributions:
Distributions from net realized gains              --      (0.47)       (0.27)       (0.19)    (2.20)
                                             --------   --------   ----------   ----------   -------
Total distributions                                --      (0.47)       (0.27)       (0.19)    (2.20)
                                             --------   --------   ----------   ----------   -------
Net asset value, end of period               $  10.66   $  24.65   $    70.03   $    44.36   $ 20.68
                                             ========   ========   ==========   ==========   =======
Total return (b)                               (56.75)%   (64.54)%      58.91%      116.57%    87.23%
                                             ========   ========   ==========   ==========   =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $298,741   $826,510   $3,144,518   $1,130,558   $17,147
Ratio of operating expenses to average net
 assets                                          2.60%      1.86%        1.66%        1.59%     1.35%
Ratio of net investment loss to average net
 assets                                         (1.71)%    (1.36)%      (1.20)%      (0.92)%   (0.60)%
Portfolio turnover rate                            50%        44%          21%          22%      165%
Ratio of operating expenses to average net
 assets without expense waivers                  2.64%      1.86%        1.66%        1.59%     2.12%

--------------------------------------------------------------------------------

(a)The Munder NetNet Fund Class A Shares commenced operations on August 19,
   1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

NETNET FUND (a)                                Year       Year         Year          Year       Period
(CLASS B)                                     Ended       Ended        Ended        Ended        Ended
                                            6/30/02(c)   6/30/01      6/30/00     6/30/99(c)    6/30/98
                                             Class B     Class B      Class B      Class B      Class B
                                            ----------  --------    ----------   ----------   -------
Net asset value, beginning of period         $  24.10     $68.98    $    44.03   $    20.68   $17.07
                                             --------   --------    ----------   ----------   ------
Income/(Loss) from investment
 operations:
Net investment loss                             (0.39)     (1.07)        (1.00)       (0.63)   (0.01)
Net realized and unrealized gain/(loss) on
 investments                                   (13.37)    (43.34)        26.22        24.17     3.62
                                             --------   --------    ----------   ----------   ------
Total from investment operations               (13.76)    (44.41)        25.22        23.54     3.61
                                             --------   --------    ----------   ----------   ------
Less distributions:
Distributions from net realized gains              --      (0.47)        (0.27)       (0.19)      --
                                             --------   --------    ----------   ----------   ------
Total distributions                                --      (0.47)        (0.27)       (0.19)      --
                                             --------   --------    ----------   ----------   ------
Net asset value, end of period               $  10.34   $  24.10    $    68.98   $    44.03   $20.68
                                             ========   ========    ==========   ==========   ======
Total return (b)                               (57.10)%   (64.80)%       57.71%      114.97%   20.91%
                                             ========   ========    ==========   ==========   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $352,103   $994,140    $3,540,687   $1,265,595   $6,443
Ratio of operating expenses to average net
 assets                                          3.35%      2.61%.        2.41%        2.34%    2.29%(d)
Ratio of net investment loss to average net
 assets                                         (2.46)%    (2.11)%       (1.95)%      (1.67)%  (1.27)%(d)
Portfolio turnover rate                            50%        44%           21%          22%     165%
Ratio of operating expenses to average net
 assets without expense waivers                  3.39%      2.61%         2.41%        2.34%    2.60%(d)

--------------------------------------------------------------------------------

(a)The Munder NetNet Fund Class B Shares commenced operations on June 1, 1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

NETNET FUND (a)                                           Year       Year        Year         Period
(CLASS C)                                                Ended       Ended       Ended        Ended
                                                       6/30/02(c)   6/30/01     6/30/00     6/30/99(c)
                                                        Class C     Class C     Class C      Class C
                                                       ----------  --------   ----------   ----------
Net asset value, beginning of period                    $  24.12   $  69.03   $    44.05    $  19.03
                                                        --------   --------   ----------    --------
Income/(Loss) from investment operations:
Net investment loss                                        (0.39)     (1.14)       (0.95)      (0.44)
Net realized and unrealized gain/(loss) on investments    (13.38)    (43.30)       26.20       25.65
                                                        --------   --------   ----------    --------
Total from investment operations                          (13.77)    (44.44)       25.25       25.21
                                                        --------   --------   ----------    --------
Less distributions:
Distributions from net realized gains                         --      (0.47)       (0.27)      (0.19)
                                                        --------   --------   ----------    --------
Total distributions                                           --      (0.47)       (0.27)      (0.19)
                                                        --------   --------   ----------    --------
Net asset value, end of period                          $  10.35   $  24.12   $    69.03    $  44.05
                                                        ========   ========   ==========    ========
Total return (b)                                          (57.09)%   (64.79)%      57.73%     133.26%
                                                        ========   ========   ==========    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $153,079   $464,624   $1,776,014    $556,828
Ratio of operating expenses to average net assets           3.35%      2.61%        2.41%       2.34%(d)
Ratio of net investment loss to average net assets         (2.46)%    (2.11)%      (1.95)%     (1.66)%(d)
Portfolio turnover rate                                       50%        44%          21%         22%
Ratio of operating expenses to average net assets
 without expense waivers                                    3.39%      2.61%        2.41%       2.34%(d)

--------------------------------------------------------------------------------

(a)The Munder NetNet Fund Class C Shares commenced operations on November 3,
   1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

NETNET FUND (a)
(CLASS Y)                                             Year      Year      Year       Year      Period
                                                     Ended      Ended     Ended     Ended       Ended
                                                   6/30/02(c)  6/30/01   6/30/00  6/30/99(c)   6/30/98
                                                    Class Y    Class Y   Class Y   Class Y     Class Y
                                                   ---------- -------   -------   ---------- -------
Net asset value, beginning of period                $ 24.91   $ 70.56   $ 44.57    $ 20.69   $17.07
                                                    -------   -------   -------    -------   ------
Income/(Loss) from investment operations:
Net investment loss                                   (0.24)    (0.45)    (0.55)     (0.20)   (0.01)
Net realized and unrealized gain/(loss) on
 investments                                         (13.88)   (44.73)    26.81      24.27     3.63
                                                    -------   -------   -------    -------   ------
Total from investment operations                     (14.12)   (45.18)    26.26      24.07     3.62
                                                    -------   -------   -------    -------   ------
Less distributions:
Distributions from net realized gains                    --     (0.47)    (0.27)     (0.19)      --
                                                    -------   -------   -------    -------   ------
Total distributions                                      --     (0.47)    (0.27)     (0.19)      --
                                                    -------   -------   -------    -------   ------
Net asset value, end of period                      $ 10.79   $ 24.91   $ 70.56    $ 44.57   $20.69
                                                    =======   =======   =======    =======   ======
Total return (b)                                     (56.68)%  (64.43)%   59.35%    117.49%   20.97%
                                                    =======   =======   =======    =======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 3,620   $ 8,037   $28,834    $12,672   $5,240
Ratio of operating expenses to average net assets      2.35%     1.61%     1.41%      1.34%    1.30%(d)
Ratio of net investment loss to average net assets    (1.46)%   (1.11)%   (0.95)%    (0.70)%  (0.38)%(d)
Portfolio turnover rate                                  50%       44%       21%        22%     165%
Ratio of operating expenses to average net
 assets without expense waivers                        2.39%     1.61%     1.41%      1.34%    1.62%(d)

--------------------------------------------------------------------------------

(a)The Munder NetNet Fund Class Y Shares commenced operations on June 1, 1998.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7346

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PRONET1002

                            MUNDER POWER PLUS FUND(R)
                            Class A, B, II & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Power Plus Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Principal Risks," which begins on page 2 of the Prospectus, a third bullet point is added above the "Short-Term Trading Risk" bullet point on page 3, which reads in its entirety as follows:

     - Liquidity Risk
     The Fund may invest in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

4. Under the heading of "Performance," which begins on page 3 of the Prospectus, the information that appears thereunder is hereby amended to read in its entirety as follows:

     The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

     The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class II shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

     When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MUNDER POWER PLUS FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                           2002                 (30.74)

         Year-to-date through 3/31/03:        1.36%

         Best Quarter:                        9.70%     (quarter ended 12/31/02)
         Worst Quarter:                     (28.05)%    (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

----------------------------------------------------------------------------------------------------
                                                                                           Since
                                                                                1 Year   Inception
                                                                                  %        %/(1)/
----------------------------------------------------------------------------------------------------
CLASS Y
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                            (30.74)    (25.14)
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                            (30.74)    (25.27)
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                    (18.88)    (19.66)
----------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)     (22.10)    (15.81)
----------------------------------------------------------------------------------------------------
AMEX Deutsche Bank Energy Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                          (6.06)     (6.24)
----------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                            (34.71)    (27.64)
----------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)     (22.10)    (15.81)
----------------------------------------------------------------------------------------------------
AMEX Deutsche Bank Energy Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                          (6.06)     (6.24)
----------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                            (34.93)    (27.62)
----------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)     (22.10)    (15.81)
----------------------------------------------------------------------------------------------------
AMEX Deutsche Bank Energy Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                          (6.06)     (6.24)
----------------------------------------------------------------------------------------------------
CLASS II
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                            (32.88)    (26.32)
----------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)     (22.10)    (15.81)
----------------------------------------------------------------------------------------------------
AMEX Deutsche Bank Energy Index/(2)/ (reflects no deductions for fees,
    expenses or taxes)                                                          (6.06)     (6.24)
----------------------------------------------------------------------------------------------------

------------------

(1) The inception dates for the Class Y, Class A, Class B and Class II shares is 3/13/01. The index returns from inception for Class Y, Class A, Class B and Class II shares are as of 3/1/01.

(2) The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The AMEX Deutsche Bank Energy Index is an equal-weighted index of 30 widely-held companies involved in producing and providing energy products, including domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers.

             Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

             After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class II shares will vary.

5. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

6. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 8 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

7. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 9 of the Prospectus, the third bullet point, which appears on page 10, is hereby amended to read in its entirety as follows:

     Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 17 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Power Plus Fund
-------------------------------------------------------------------

CLASS A, B, II & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery



The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER POWER PLUS FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       4
             Glossary                                                5

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       6
             Other Investment Strategies and Risks                   7

      YOUR INVESTMENT
             Purchasing Shares                                       9
             Exchanging Shares                                       9
             Redeeming Shares                                        9
             Share Class Selection                                   9

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 11
             Front-End Sales Charge - Class II Shares                11
             CDSCs                                                   11

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              12
             Other Information                                       12

      VALUING FUND SHARES                                            13

      DISTRIBUTIONS                                                  14

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  15
             Taxes on Sales or Exchanges                             15
             Other Considerations                                    15

      MANAGEMENT OF THE FUND
             Investment Advisor                                      16
             Portfolio Managers                                      16

      FINANCIAL HIGHLIGHTS                                           17

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Power Plus Fund

CLASS A, B, II & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------
Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of U.S. and non-U.S. companies considered by the portfolio managers of the Fund to significantly benefit from or derive revenue from non-regulated energy or power-related activities. The Fund will invest in small, medium and large capitalization companies.

Under normal circumstances the Fund will invest at least 80% of its assets in companies that are primarily engaged in non-regulated energy and power activities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

The companies in which the Fund may invest include any company for which at least 50% of its sales, earnings or assets arise from or are dedicated to non-regulated energy or power activities. Energy-related activities may involve:

 - conventional sources of energy such as oil, natural gas and coal, and
 - renewable sources of energy such as geothermal, biomass, solar and wind power.

Power-related activities include:

 - power generation from independent power producers and others, and
 - power technology.

Power technology is broadly defined to encompass all aspects of generating, monitoring, conditioning (i.e., improving power quality) and delivering power such as fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible power supply products.

The Fund may invest, on a direct or indirect basis, up to 10% of its total assets in equity securities of privately-owned energy and power-related companies that plan to conduct an initial public offering (IPO) within several years from the time the Fund makes its investment.

The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund.

The advisor selects companies using a "bottom-up approach," which identifies outstanding performance of individual companies before considering the impact of economic trends. The advisor evaluates companies by analyzing a number of factors, including the growth prospects of an energy or power-related company relative to the price of its stock and companies that are at the leading edge of new developments in the energy or power sectors.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------
All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Sector Risk
  The Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

- Smaller Company Stock Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

- IPO Risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

- Foreign Securities Risk
  Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

- Technology Risk
  The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.
                                                                    PERFORMANCE
             -----------------------------------------

As of the date of this prospectus, the Fund had not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class II Class Y
SHAREHOLDER FEES                                           Shares   Shares   Shares  Shares
paid directly from your investment                         -------  ------- -------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                       5.5%(a)   None      1%    None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)    1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None     None   None
Redemption Fees                                              None     None     None   None
Exchange Fees                                                None     None     None   None

                                                           Class A  Class B Class II Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares   Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- -------- -------
Management Fees                                              0.75%    0.75%    0.75%  0.75%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%    1.00%  0.00%
Other Expenses                                               0.76%    0.76%    0.76%  0.76%
                                                            ----      --       --     -----
Total Annual Fund Operating Expenses                         1.76%    2.51%    2.51%  1.51%
                                                            ====      ==       ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 Class A  Class B  Class B    Class II Class II Class Y
                 Shares   Shares*  Shares**   Shares*  Shares** Shares
                 ------- -------   --------   -------- -------- -------
        1 Year   $  719  $  754     $  254     $  452   $  352  $  154
        3 Years  $1,074  $1,082     $  782     $  874   $  874  $  477
        5 Years  $1,452  $1,535     $1,335     $1,422   $1,422  $  824
        10 Years $2,509  $2,659***  $2,659***  $2,917   $2,917  $1,802

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company with a specified time period for specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.
FURTHER INFORMATION REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest all or a substantial portion of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S.

  dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.


                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A or Class II shares of the Fund at the net asset value
(NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class II shares may also be exchanged for Class C shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class II and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class II shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class II Shares

- Front-end sales charge.

- A CDSC on shares you sell within eighteen months of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

FRONT-END SALES CHARGE - CLASS II SHARES

You can purchase Class II shares at the NAV, plus an initial sales charge. The current sales charge rate and commission paid to selected dealers are as follows:

                      Sales Charge as
                      a Percentage of     Dealer Reallowance
                   ----------------------        as a
                      Your        Net         Percentage
                   Investment Asset Value       of the
                       %           %       Offering Price %
                   ---------- ----------- ------------------
                      1.00       1.01            1.00

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class II shares within eighteen months of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class II shares of the Power Plus Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class II shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class II shares, the Fund's distributor pays sales commissions of 4.00% and 2.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class II shares.

The CDSC on Class B or Class II shares may be waived under certain circumstances. Please see the Shareholder Guide.

DISTRIBUTION AND SERVICE FEES
---------------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class II shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class II shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using of procedures approved by, the Board of Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences.
A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years (or, if shorter, the life of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789 or visit the website at www.munder.com.

POWER PLUS FUND(a)                                    Year        Period        Year        Period
(CLASS A AND CLASS B)                                Ended         Ended       Ended         Ended
                                                   6/30/02(d)     6/30/01    6/30/02(d)     6/30/01
                                                    Class A       Class A     Class B       Class B
                                                   ----------   -------      ----------   -------
Net asset value, beginning of period                $  9.86     $ 10.00       $  9.83     $ 10.00
                                                    -------     -------       -------     -------
Loss from investment operations:
Net investment loss                                   (0.10)      (0.01)        (0.16)      (0.02)
Net realized and unrealized loss on investments       (2.28)      (0.13)        (2.27)      (0.15)
                                                    -------     -------       -------     -------
Total from investment operations                      (2.38)      (0.14)        (2.43)      (0.17)
                                                    -------     -------       -------     -------
Less distributions:
Distributions from net realized capital gain          (0.06)         --         (0.06)         --
Distributions from capital                            (0.00)(c)      --         (0.00)(c)      --
                                                    -------     -------       -------     -------
Total distributions                                   (0.06)         --         (0.06)         --
                                                    -------     -------       -------     -------
Net asset value, end of period                      $  7.42     $  9.86       $  7.34     $  9.83
                                                    =======     =======       =======     =======
Total return (b)                                     (24.11)%     (1.40)%      (24.70)%     (1.70)%
                                                    =======     =======       =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $33,446     $59,147       $50,354     $73,409
Ratio of operating expenses to average net assets      1.76%       1.50%(e)      2.51%       2.25%(e)
Ratio of net investment loss to average net assets    (1.15)%     (0.41)%(e)    (1.90)%     (1.16)%(e)
Portfolio turnover rate                                 107%         36%          107%         36%
Ratio of operating expenses to average net assets
 without expense waivers                               1.76%       1.50%(e)      2.51%       2.25%(e)

--------------------------------------------------------------------------------

(a)The Munder Power Plus Fund Class A Shares and Class B Shares commenced operations on March 13, 2001.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Amount represents less than $0.01 per share.
(d)Per share numbers have been calculated using the average shares method.
(e)Annualized.

POWER PLUS FUND(a)                                    Year         Period       Year        Period
(CLASS II AND CLASS Y)                               Ended         Ended       Ended         Ended
                                                   6/30/02(d)     6/30/01    6/30/02(d)     6/30/01
                                                    Class II      Class II    Class Y       Class Y
                                                   ----------   --------     ----------   -------
Net asset value, beginning of period                $  9.84     $ 10.00       $  9.87     $10.00
                                                    -------     -------       -------     ------
Loss from investment operations:
Net investment loss                                   (0.16)      (0.02)        (0.07)     (0.00)(c)
Net realized and unrealized loss on investments       (2.27)      (0.14)        (2.29)     (0.13)
                                                    -------     -------       -------     ------
Total from investment operations                      (2.43)      (0.16)        (2.36)     (0.13)
                                                    -------     -------       -------     ------
Less distributions:
Distributions from net realized capital gain          (0.06)         --         (0.06)        --
Distributions from capital                            (0.00)(c)      --         (0.00)(c)     --
                                                    -------     -------       -------     ------
Total distributions                                   (0.06)         --         (0.06)        --
                                                    -------     -------       -------     ------
Net asset value, end of period                      $  7.35     $  9.84       $  7.45     $ 9.87
                                                    =======     =======       =======     ======
Total return (b)                                     (24.67)%     (1.60)%      (23.89)%    (1.30)%
                                                    =======     =======       =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $20,917     $29,928       $ 1,352     $2,039
Ratio of operating expenses to average net assets      2.51%       2.25%(e)      1.51%      1.25%(e)
Ratio of net investment loss to average net assets    (1.90)%     (1.16)%(e)    (0.90)%    (0.16)%(e)
Portfolio turnover rate                                 107%         36%          107%        36%
Ratio of operating expenses to average net assets
 without expense waivers                               2.51%       2.25%(e)      1.51%      1.25%(e)

--------------------------------------------------------------------------------

(a)The Munder Power Plus Fund Class II Shares and Class Y Shares commenced operations on March 13, 2001.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Amount represents less than $0.01 per share.
(d)Per share numbers have been calculated using the average shares method.
(e)Annualized.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class II and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7346

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROPP1002

                    MUNDER REAL ESTATE EQUITY INVESTMENT FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Real Estate Equity Investment Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Goal and Principal Investment Strategies - Goal," which appears on page 1 of the Prospectus, the information is hereby amended to read in its entirety as follows:

     GOAL

     The Fund's goal is to provide long-term capital appreciation.

     This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

4. The paragraph under the heading of "Principal Risks - Sector Risk," which begins on page 2 of the Prospectus, is hereby amended to read in its entirety as follows:

     The Fund will concentrate its investments in the real estate industry sector. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Adverse economic, business or political developments affecting the real estate industry sector could have a major effect on the value of the Fund's investments. In addition, investments in securities of REITs entail additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

5. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER REAL ESTATE EQUITY INVESTMENT FUND CLASS A

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                         1995                  11.71
                         1996                  34.03
                         1997                  22.13
                         1998                 (17.17)
                         1999                  (4.87)
                         2000                  21.53
                         2001                   7.87
                         2002                   6.51

                     Year-to-date through 3/31/03:   1.86%

           Best Quarter:       17.73%         (quarter ended 12/31/96)
           Worst Quarter:     (10.35)%        (quarter ended 9/30/99)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

---------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                                 1 Year    5 Year    Inception
                                                                                   %         %         %/(1)/
---------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               0.65      0.78       8.39
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                              (1.22)    (1.24)      6.35
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                       0.39     (0.43)      5.85
---------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)      9.97
---------------------------------------------------------------------------------------------------------------
NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses or taxes)     3.81      3.29      10.06
---------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               0.65      0.80       8.34
---------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)      9.97
---------------------------------------------------------------------------------------------------------------
NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses or taxes)     3.81      3.29      10.06
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               4.61      1.15       8.05
---------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)      9.97
---------------------------------------------------------------------------------------------------------------
NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses or taxes)     3.81      3.29      10.06
---------------------------------------------------------------------------------------------------------------
CLASS Y
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               6.69      2.16       9.41
---------------------------------------------------------------------------------------------------------------
S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)    (0.59)      6.89
---------------------------------------------------------------------------------------------------------------
NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses or taxes)     3.81      3.29       9.71
---------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class A, Class B, Class C and Class Y shares are 9/30/94, 10/3/94, 1/5/96 and 10/3/94, respectively. The index returns from inception for Class A, Class B, Class C and Class Y shares are as of 10/1/94, 10/1/94, 1/1/96 and 10/1/94, respectively.

(2) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System.

6. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

7. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 8 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

8. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

     Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

9. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 17 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

10. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

11. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

12. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

13.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Real Estate Equity Investment Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


       MUNDER REAL ESTATE EQUITY
         INVESTMENT FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           3
              Fees and Expenses                                     5
              Glossary                                              6

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 7

       YOUR INVESTMENT
              Purchasing Shares                                     9
              Exchanging Shares                                     9
              Redeeming Shares                                      9
              Share Class Selection                                 10

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               11
              CDSCs                                                 11

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            12
              Other Information                                     12

       VALUING FUND SHARES                                          13

       DISTRIBUTIONS                                                14

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                14
              Taxes on Sales or Exchanges                           15
              Other Considerations                                  15

       MANAGEMENT OF THE FUND
              Investment Advisor                                    15
              Portfolio Managers                                    16

       FINANCIAL HIGHLIGHTS                                         17

       SHAREHOLDER GUIDE
              How to Reach The Funds                                S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder Real Estate Equity Investment Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide both capital appreciation and current income.

This goal is fundamental and cannot be changed without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. companies that are principally engaged in business within the real estate industry. This investment strategy may not be changed without 60 days' prior notice to shareholders.

A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonsable valuations.

The companies in which the Fund primarily invests are equity real estate investment trusts (REITS) (only if they are traded on a securities exchange or NASDAQ).

In addition, the Fund may invest in:

 - brokers, home builders and real estate developers;
 - companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);
 - manufacturers and distributors of building supplies;
 - mortgage REITS; and
 - financial institutions which issue or service mortgages.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Sector Risk
  The Fund will concentrate its investments in the real estate industry sector. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund's Class A shares and does not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B, Class C and Class Y shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Real Estate Equity Investment Fund CLASS A


TOTAL RETURN (%)
per calendar year

                                    [CHART]

1995    11.71
1996    34.03
1997    22.13
1998   (17.17)
1999    (4.87)
2000    21.53
2001     7.87

                      YTD through 9/30/02   5.81%

                      Best Quarter        Q4 1996   17.73%
                      Worst Quarter       Q3 1999 (10.35)%

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                                Since
                                                                              1 Year  5 Years Inception
                                                                                %        %     %/(1)/
CLASS A
  Return Before Taxes                                                           1.96    3.58     8.66
  Return After Taxes on Distributions                                           0.48    1.51     6.60
  Return After Taxes on Distributions and Sale of Fund Shares                   1.16    1.82     6.05
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    15.32
  NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                   13.93    6.38    10.95
CLASS B
  Return Before Taxes                                                           1.90    3.60     8.67
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    15.32
  NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                   13.93    6.38    10.95
CLASS C
  Return Before Taxes                                                           6.02    3.98     8.46
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    12.67
  NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                   13.93    6.38    10.73
CLASS Y
  Return Before Taxes                                                           8.06    5.01     9.79
  S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (11.88)  10.70    15.32
  NAREIT Equity Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                   13.93    6.38    10.95

--------------------------------------------------------------------------------

(1)The inception dates for the Class A, Class B, Class C and Class Y shares are 9/30/94, 10/3/94, 1/5/96 and 10/3/94, respectively. The index returns from inception for Class A, Class B, Class C and Class Y shares are from 10/1/94, 10/1/94, 1/1/96 and 10/1/94, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares; after-tax returns for the Class B, Class C and Class Y shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                    Class A    Class B    Class C   Class Y
SHAREHOLDER FEES                                    Shares     Shares     Shares    Shares
paid directly from your investment                 -------    -------    -------    -------
Maximum Sales Charge (load) imposed on purchases
 (as a % of offering price)                         5.5%(a)      None       None     None
Maximum Deferred Sales Charge (load)(as a % of the
 lesser of original purchase price or redemption
 proceeds)                                          None(b)     5%(c)      1%(d)     None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                            None       None       None     None
Redemption Fees                                       None       None       None     None
Exchange Fees                                         None       None       None     None

                                                    Class A    Class B    Class C   Class Y
ANNUAL FUND OPERATING EXPENSES                      Shares     Shares     Shares    Shares
paid from Fund assets (as a % of net assets)       -------    -------    -------    -------
Management Fees                                      0.74%      0.74%      0.74%     0.74%
Distribution and/or Service (12b-1) Fees             0.25%      1.00%      1.00%     0.00%
Other Expenses(1)                                    0.22%      0.22%      0.22%     0.22%
                                                   -------    -------    -------    -------
Total Annual Fund Operating Expenses                 1.21%      1.96%      1.96%     0.96%
Less Contractual Fee Waivers(1)                    (0.01)%    (0.01)%    (0.01)%    (0.01)%
                                                   -------    -------    -------    -------
Net Expenses(1)                                      1.20%      1.95%      1.95%      0.95%
                                                   =======    =======    =======    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  667  $  699     $  199    $  299   $  199  $   98
         3 Years  $  913  $  915     $  615    $  615   $  615  $  306
         5 Years  $1,178  $1,257     $1,057    $1,057   $1,057  $  531
         10 Years $1,935  $2,089***  $2,089*** $2,285   $2,285  $1,178

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

- Investment Strategy
  The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Fund's turnover rates.

- Special Risks
  A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund's performance.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.
                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) .

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years the date issuance of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

 * No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
** The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Real Estate Equity Investment Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.


                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.


DISTRIBUTION AND SERVICE FEES
----------------------------------------------------------


12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------


The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments.The Fund passes substantially all of its earnings along to its shareholders as distributions. When the fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------


Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------


INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.74% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

REAL ESTATE EQUITY INVESTMENT                 Year     Year      Year       Year       Year
FUND(a)                                      Ended     Ended    Ended      Ended      Ended
(CLASS A)                                  6/30/02(c) 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class A   Class A  Class A    Class A    Class A
                                           ---------- ------- ---------- ---------- ----------
Net asset value, beginning of period         $13.22   $12.09    $12.78     $14.94     $14.40
                                             ------   ------    ------     ------     ------
Income/(Loss) from investment operations:
Net investment income                          0.58     0.44      0.56       0.57       0.64
Net realized and unrealized gain/(loss) on
 investments                                   1.52     1.30     (0.57)     (1.63)      0.66
                                             ------   ------    ------     ------     ------
Total from investment operations               2.10     1.74     (0.01)     (1.06)      1.30
                                             ------   ------    ------     ------     ------
Less distributions:
Dividends from net investment income          (0.50)   (0.43)    (0.56)     (0.60)     (0.62)
Distributions from net realized gains            --       --        --      (0.39)     (0.14)
Distributions from capital                    (0.17)   (0.18)    (0.12)     (0.11)        --
                                             ------   ------    ------     ------     ------
Total distributions                           (0.67)   (0.61)    (0.68)     (1.10)     (0.76)
                                             ------   ------    ------     ------     ------
Net asset value, end of period               $14.65   $13.22    $12.09     $12.78     $14.94
                                             ======   ======    ======     ======     ======
Total return (b)                              16.52%   14.80%     0.63%     (6.66)%     8.93%
                                             ======   ======    ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $3,441   $3,155    $3,730     $3,530     $4,099
Ratio of operating expenses to average net
 assets                                        1.20%    1.30%     1.33%      1.27%      1.28%
Ratio of net investment income to average
 net assets                                    4.33%    4.83%     4.90%      4.40%      4.15%
Portfolio turnover rate                          39%      30%       15%        22%        15%
Ratio of operating expenses to average net
 assets without expense waivers                1.21%    1.30%     1.33%      1.27%      1.28%

--------------------------------------------------------------------------------

(a)The Munder Real Estate Equity Investment Fund Class A Shares commenced operations on September 30, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

REAL ESTATE EQUITY                            Year     Year      Year       Year       Year
INVESTMENT FUND(a)                           Ended     Ended    Ended      Ended      Ended
(CLASS B)                                  6/30/02(c) 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class B   Class B  Class B    Class B    Class B
                                           ---------- ------- ---------- ---------- ----------
Net asset value, beginning of period         $13.19   $12.10    $12.77     $14.93     $14.40
                                             ------   ------    ------     ------     ------
Income/(Loss) from investment operations:
Net investment income                          0.48     0.34      0.47       0.47       0.53
Net realized and unrealized gain/(loss) on
 investments                                   1.52     1.27     (0.54)     (1.63)      0.65
                                             ------   ------    ------     ------     ------
Total from investment operations               2.00     1.61     (0.07)     (1.16)      1.18
                                             ------   ------    ------     ------     ------
Less distributions:
Dividends from net investment income          (0.40)   (0.34)    (0.48)     (0.51)     (0.51)
Distributions from net realized gains            --       --        --      (0.39)     (0.14)
Distributions from capital                    (0.17)   (0.18)    (0.12)     (0.10)        --
                                             ------   ------    ------     ------     ------
Total distributions                           (0.57)   (0.52)    (0.60)     (1.00)     (0.65)
                                             ------   ------    ------     ------     ------
Net asset value, end of period               $14.62   $13.19    $12.10     $12.77     $14.93
                                             ======   ======    ======     ======     ======
Total return (b)                              15.69%   13.67%    (0.04)%    (7.37)%     8.12%
                                             ======   ======    ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)         $4,569   $3,571    $3,291     $5,337     $6,956
Ratio of operating expenses to average net
 assets                                        1.95%    2.05%     2.08%      2.02%      2.03%
Ratio of net investment income to average
 net assets                                    3.58%    4.08%     4.15%      3.70%      3.40%
Portfolio turnover rate                          39%      30%       15%        22%        15%
Ratio of operating expenses to average net
 assets without expense waivers                1.96%    2.05%     2.08%      2.02%      2.03%

--------------------------------------------------------------------------------

(a)The Munder Real Estate Equity Investment Fund Class B Shares commenced operations on October 3, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

REAL ESTATE EQUITY                            Year     Year      Year       Year       Year
INVESTMENT FUND(a)                           Ended     Ended    Ended      Ended      Ended
(CLASS C)                                  6/30/02(c) 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class C   Class C  Class C    Class C    Class C
                                           ---------- ------- ---------- ---------- ----------
Net asset value, beginning of period         $13.26   $12.16    $12.82     $14.98     $14.44
                                             ------   ------    ------     ------     ------
Income/(Loss) from investment operations:
Net investment income                          0.48     0.34      0.48       0.48       0.53
Net realized and unrealized gain/(loss)
 on investments                                1.53     1.28     (0.54)     (1.64)      0.66
                                             ------   ------    ------     ------     ------
Total from investment operations               2.01     1.62     (0.06)     (1.16)      1.19
                                             ------   ------    ------     ------     ------
Less distributions:
Dividends from net investment income          (0.40)   (0.34)    (0.48)     (0.51)     (0.51)
Distributions from net realized gains            --       --        --      (0.39)     (0.14)
Distributions from capital                    (0.17)   (0.18)    (0.12)     (0.10)        --
                                             ------   ------    ------     ------     ------
Total distributions                           (0.57)   (0.52)    (0.60)     (1.00)     (0.65)
                                             ------   ------    ------     ------     ------
Net asset value, end of period               $14.70   $13.26    $12.16     $12.82     $14.98
                                             ======   ======    ======     ======     ======
Total return (b)                              15.68%   13.68%     0.04%     (7.34)%     8.17%
                                             ======   ======    ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)         $1,252   $  938    $  669     $1,251     $1,513
Ratio of operating expenses to average net
 assets                                        1.95%    2.05%     2.08%      2.02%      2.03%
Ratio of net investment income to average
 net assets                                    3.58%    4.08%     4.15%      3.73%      3.40%
Portfolio turnover rate                          39%      30%       15%        22%        15%
Ratio of operating expenses to average net
 assets without expense waivers                1.96%    2.05%     2.08%      2.02%      2.03%

--------------------------------------------------------------------------------

(a)The Munder Real Estate Equity Investment Fund Class C Shares commenced operations on January 5, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

REAL ESTATE EQUITY                           Year     Year       Year       Year       Year
INVESTMENT FUND(a)                          Ended     Ended     Ended      Ended      Ended
(CLASS Y)                                 6/30/02(c) 6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                           Class Y   Class Y   Class Y    Class Y    Class Y
                                          ---------- -------  ---------- ---------- ----------
Net asset value, beginning of period       $ 13.23   $ 12.13   $ 12.80    $ 14.95    $ 14.40

                                           -------   -------   -------    -------    -------
Income/(Loss) from investment operations:
Net investment income                         0.61      0.47      0.59       0.60       0.68
Net realized and unrealized gain/(loss)
 on investments                               1.52      1.28     (0.55)     (1.62)      0.66

                                           -------   -------   -------    -------    -------
Total from investment operations              2.13      1.75      0.04      (1.02)      1.34

                                           -------   -------   -------    -------    -------
Less distributions:
Dividends from net investment income         (0.53)    (0.47)    (0.59)     (0.64)     (0.65)
Distributions from net realized gains           --        --        --      (0.39)     (0.14)
Distributions from capital                   (0.17)    (0.18)    (0.12)     (0.10)        --

                                           -------   -------   -------    -------    -------
Total distributions                          (0.70)    (0.65)    (0.71)     (1.13)     (0.79)

                                           -------   -------   -------    -------    -------
Net asset value, end of period             $ 14.66   $ 13.23   $ 12.13    $ 12.80    $ 14.95

                                           =======   =======   =======    =======    =======
Total return (b)                             16.80%    14.89%     0.96%     (6.35)%     9.24%

                                           =======   =======   =======    =======    =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)       $49,066   $49,483   $55,645    $68,856    $82,611
Ratio of operating expenses to average
 net assets                                   0.95%     1.05%     1.08%      1.02%      1.03%
Ratio of net investment income to average
 net assets                                   4.58%     5.08%     5.15%      4.73%      4.40%
Portfolio turnover rate                         39%       30%       15%        22%        15%
Ratio of operating expenses to average
 net assets without expense waivers           0.96%     1.05%     1.08%      1.02%      1.03%

--------------------------------------------------------------------------------

(a)The Munder Real Estate Equity Investment Fund Class Y Shares commenced operations on October 3, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-7346

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROREIT1002

                           MUNDER SMALL-CAP VALUE FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Small-Cap Value Fund ("Fund"), formerly a series of The Munder Funds, Inc., was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Directors of The Munder Funds, Inc. on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. All references to the "Board of Directors" in the Prospectus are amended to be references to the "Board of Trustees."

2. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

3. Under the heading of "Performance," which begins on page 4 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

Munder Small-Cap Value Fund Class Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]


                              1997            44.49
                              1998            (6.46)
                              1999            (4.92)
                              2000            16.07
                              2001            24.30
                              2002            (9.24)

                   Year-to-date through 3/31/03:    (1.70)%

                 Best Quarter:    22.59%       (quarter ended 9/30/97)
                 Worst Quarter:   (19.99)%     (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-----------------------------------------------------------------------------------------------------------------
                                                                                                         Since
                                                                                     1 Year    5 Year  Inception
                                                                                       %          %       %(1)
-----------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  (9.24)     3.09      9.18
-----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                  (9.46)     2.15      7.97
-----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                          (5.60)     2.05      7.00
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)    (11.42)     2.71      7.07
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                                   Since
                                                                                  1 Year  5 Year  Inception
                                                                                     %      %       %(1)
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               (14.52)   1.70     7.58
-----------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)  (11.42)   2.71     7.07
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               (14.65)   1.73     6.88
-----------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)  (11.42)   2.71     6.90
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               (11.06)   2.06     7.79
-----------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)  (11.42)   2.71     7.07
-----------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/26/96, 1/10/97, 2/11/97 and 1/13/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 1/1/97, 1/1/97, 2/1/97 and 1/1/97, respectively.

(2) The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on market capitalization of the 3,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

4. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 6 of the Prospectus:

       The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

5. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 9 of the Prospectus, the last sentence of the first bullet point is hereby deleted.

6. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 10 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%" and the last sentence of that bullet point is hereby deleted.

7. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 11 of the Prospectus, the second bullet point on page 12 is hereby amended to read in its entirety as follows:

       Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

8. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 18 of the Prospectus:

       The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

9. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

       A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

10. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

       A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

11. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

12.    The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Small-Cap Value Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER SMALL-CAP VALUE FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             4
             Fees and Expenses                                       6
             Glossary                                                7

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       8
             Other Investment Strategies and Risks                   9

      YOUR INVESTMENT
             Purchasing Shares                                       11
             Exchanging Shares                                       11
             Redeeming Shares                                        11
             Share Class Selection                                   11

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 12
             CDSCs                                                   13

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              14
             Other Information                                       14

      VALUING FUND SHARES                                            14

      DISTRIBUTIONS                                                  15

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  16
             Taxes on Sales or Exchanges                             16
             Other Considerations                                    17

      MANAGEMENT OF THE FUND
             Investment Advisor                                      17
             Portfolio Managers                                      17

      FINANCIAL HIGHLIGHTS                                           18

      SHAREHOLDER GUIDE
             How To Reach The Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases,
               Exchanges and Redemptions                             S-10
             Shareholder Privileges                                  S-11

Munder Small-Cap Value Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------
Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are $1.3 billion and below, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value.
A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

 - a stable or improving earnings record;
 - sound finances;
 - above-average growth prospects;
 - participation in a fast growing industry;

 - strategic niche position in a specialized market; and
 - adequate capitalization.

The Fund may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies.

The Fund may engage in short-term trading of portfolio securites.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Value Investing Risk
  Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

- Small Company Stock Risk
  The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

- Derivatives Risk
  The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Small-Cap Value Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]
1997   44.49
1998   (6.46)
1999   (4.92)
2000   16.07
2001   24.30

                  YTD through 9/30/02       (13.42%)

                  Best Quarter               Q3 1997  22.59%
                  Worst Quarter              Q3 1998 (19.92%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                                Since
                                                                               1 Year 5 Years Inception
                                                                                 %       %     %/(1)/
CLASS Y
  Return Before Taxes                                                          24.30   13.14    13.28
  Return After Taxes on Distributions                                          20.89   11.69    11.83
  Return After Taxes on Distributions and Sale of Fund Shares                  14.81   10.13    10.25
  Russell 2000 Value Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                      14.02   11.20    11.21
CLASS A
  Return Before Taxes                                                          17.21    N/A     11.40
  Russell 2000 Value Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                      14.02    N/A     11.21
CLASS B
  Return Before Taxes                                                          18.11    N/A     10.63
  Russell 2000 Value Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                      14.02    N/A     11.06
CLASS C
  Return Before Taxes                                                          22.11    N/A     11.82
  Russell 2000 Value Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                      14.02    N/A     11.21

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/26/96, 1/10/97, 2/11/97 and 1/13/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 1/1/97, 1/1/97, 2/1/97 and 1/1/97, respectively.
(2)The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on market capitalization of the 3,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                     Class A  Class B  Class C  Class Y
SHAREHOLDER FEES                                     Shares   Shares   Shares   Shares
paid directly from your investment                   -------  -------  -------  -------
Maximum Sales Charge (load) imposed on purchases
 (as a % of offering price)                           5.5%(a)   None     None    None
Maximum Deferred Sales Charge (load) (as a % of
 the lesser of original purchase price or redemption
 proceeds)                                            None(b)   5%(c)    1%(d)   None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                             None     None     None    None
Redemption Fees                                        2%(e)    2%(e)    2%(e)   None
Exchange Fees                                          None     None     None    None

                                                     Class A  Class B  Class C  Class Y
ANNUAL FUND OPERATING EXPENSES                       Shares   Shares   Shares   Shares
paid from Fund assets (as a % of net assets)         -------  -------  -------  -------
Management Fees                                        0.75%    0.75%    0.75%   0.75%
Distribution and/or Service (12b-1) Fees               0.25%    1.00%    1.00%   0.00%
Other Expenses(1)                                      0.42%    0.42%    0.42%   0.42%
                                                      ----     ----     ----    -------
Total Annual Fund Operating Expenses                   1.42%    2.17%    2.17%   1.17%
Less Contractual Fee Waivers(1)                       (0.01)%  (0.01)%  (0.01)% (0.01)%
                                                      ----     ----     ----    -------
Net Expenses(1)                                        1.41%    2.16%    2.16%   1.16%
                                                      ====     ====     ====    =======

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)A short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of Class A, Class B or Class C shares of the Fund.
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fee it charges the Fund in an amount equal to the servicing fees its collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  687  $  720     $  220    $  320   $  220  $  119
         3 Years  $  975  $  979     $  679    $  679   $  679  $  372
         5 Years  $1,284  $1,364     $1,164    $1,164   $1,164  $  644
         10 Years $2,158  $2,310***  $2,310*** $2,503   $2,503  $1,420

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

                                                                       GLOSSARY
             -----------------------------------------


The Glossary explains certain terms used throughout this prospectus.


Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal investment risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.


FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
----------------------------------------------------------------


DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.


                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------


PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors.

Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as      Dealer
                                          a Percentage of    Reallowance
                                         ------------------     as a
                                                      Net    Percentage
                                            Your     Asset     of the
                                         Investment  Value   Offer Price
                                             %         %          %
       Less than $25,000                   5.50      5.82       5.00
       $25,000 but less than $50,000       5.25      5.54       4.75
       $50,000 but less than $100,000      4.50      4.71       4.00
       $100,000 but less than $250,000     3.50      3.63       3.25
       $250,000 but less than $500,000     2.50      2.56       2.25
       $500,000 but less than $1,000,000   1.50      1.52       1.25
       $1,000,000 or more                  None*    None/*/ (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Small-Cap Value Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e, 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

DISTRIBUTION AND SERVICE FEES
----------------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of

Directors of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Directors. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

                                                                  DISTRIBUTIONS
             -----------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).

Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

SMALL-CAP VALUE(a)                               Year     Year      Year       Year       Year
(CLASS A)                                       Ended     Ended    Ended      Ended      Ended
                                              6/30/02(c) 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class A   Class A  Class A    Class A    Class A
                                              ---------- ------- ---------- ---------- ----------
Net asset value, beginning of period           $ 16.43   $12.19    $13.10     $14.24     $12.04
                                               -------   ------    ------     ------     ------
Income/(Loss) from investment operations:
Net investment income                             0.09     0.14      0.04       0.06       0.08
Net realized and unrealized gain/(loss) on
 investments                                      1.42     4.22     (0.89)     (0.86)      2.82
                                               -------   ------    ------     ------     ------
Total from investment operations                  1.51     4.36     (0.85)     (0.80)      2.90
                                               -------   ------    ------     ------     ------
Less distributions:
Dividends from net investment income             (0.05)   (0.12)    (0.05)     (0.05)     (0.06)
Distributions in excess of net investment
 income                                             --       --     (0.01)     (0.02)        --
Distributions from net realized capital gains    (0.94)      --        --      (0.27)     (0.64)
                                               -------   ------    ------     ------     ------
Total distributions                              (0.99)   (0.12)    (0.06)     (0.34)     (0.70)
                                               -------   ------    ------     ------     ------
Net asset value, end of period                 $ 16.95   $16.43    $12.19     $13.10     $14.24
                                               =======   ======    ======     ======     ======
Total return (b)                                 10.50%   35.89%    (6.57)%    (5.19)%    24.36%
                                               =======   ======    ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $15,143   $7,872    $3,469     $6,015     $6,474
Ratio of operating expenses to average net
 assets                                           1.41%    1.29%     1.31%      1.23%      1.27%
Ratio of net investment income to average
 net assets                                       0.56%    0.92%     0.31%      0.49%      0.56%
Portfolio turnover rate                             85%     140%       76%        69%        53%
Ratio of operating expenses to average net
 assets without expense waivers                   1.42%    1.29%     1.31%      1.23%      1.27%

--------------------------------------------------------------------------------

(a)The Munder Small-Cap Value Fund Class A Shares commenced operations on January 10, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

SMALL-CAP VALUE FUND(a)                          Year     Year       Year       Year         Year
(CLASS B)                                       Ended     Ended     Ended      Ended        Ended
                                              6/30/02(c) 6/30/01  6/30/00(c) 6/30/99(c)   6/30/98(c)
                                               Class B   Class B   Class B    Class B      Class B
                                              ---------- -------  ---------- ----------   ----------
Net asset value, beginning of period           $ 16.24   $ 12.06    $13.03     $14.19       $12.03
                                               -------   -------    ------     ------       ------
Income/(loss) from investment operations:
Net investment income/(loss)                     (0.03)     0.12     (0.05)     (0.03)       (0.03)
Net realized and unrealized gain/(loss) on
 investments                                      1.42      4.07     (0.91)     (0.84)        2.83
                                               -------   -------    ------     ------       ------
Total from investment operations                  1.39      4.19     (0.96)     (0.87)        2.80
                                               -------   -------    ------     ------       ------
Less distributions:
Dividends from net investment income             (0.01)    (0.01)       --      (0.00)(d)       --
Distributions in excess of net investment
 income                                             --        --     (0.01)     (0.02)          --
Distributions from net realized capital gains    (0.94)       --        --      (0.27)       (0.64)
                                               -------   -------    ------     ------       ------
Total distributions                              (0.95)    (0.01)    (0.01)     (0.29)       (0.64)
                                               -------   -------    ------     ------       ------
Net asset value, end of period                 $ 16.68   $ 16.24    $12.06     $13.03       $14.19
                                               =======   =======    ======     ======       ======
Total return (b)                                  9.75%    34.80%    (7.38)%    (5.85)%      23.58%
                                               =======   =======    ======     ======       ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $35,505   $15,063    $2,741     $3,287       $3,237
Ratio of operating expenses to average net
 assets                                           2.16%     2.04%     2.06%      1.98%        2.02%
Ratio of net investment income/(loss) to
 average net assets                              (0.19)%    0.17%    (0.44)%    (0.27)%      (0.19)%
Portfolio turnover rate                             85%      140%       76%        69%          53%
Ratio of operating expenses to average net
 assets without expense waivers                   2.17%     2.04%     2.06%      1.98%        2.02%

--------------------------------------------------------------------------------

(a)The Munder Small-Cap Value Fund Class B Shares commenced operations on February 11, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

SMALL-CAP VALUE FUND(a)                          Year     Year      Year       Year         Year
(CLASS C)                                       Ended     Ended    Ended      Ended        Ended
                                              6/30/02(c) 6/30/01 6/30/00(c) 6/30/99(c)   6/30/98(c)
                                               Class C   Class C  Class C    Class C      Class C
                                              ---------- ------- ---------- ----------   ----------
Net asset value, beginning of period           $ 16.19   $12.02    $13.00     $14.18       $12.02
                                               -------   ------    ------     ------       ------
Income/(Loss) from investment operations:
Net investment income/(loss)                     (0.03)    0.13     (0.05)     (0.03)       (0.03)
Net realized and unrealized gain/(loss) on
 investments                                      1.42     4.05     (0.92)     (0.86)        2.83
                                               -------   ------    ------     ------       ------
Total from investment operations                  1.39     4.18     (0.97)     (0.89)        2.80
                                               -------   ------    ------     ------       ------
Less distributions:
Dividends from net investment income             (0.01)   (0.01)       --      (0.00)(d)       --
Distributions in excess of net investment
 income                                             --       --     (0.01)     (0.02)          --
Distributions from net realized capital gains    (0.94)      --        --      (0.27)       (0.64)
                                               -------   ------    ------     ------       ------
Total distributions                              (0.95)   (0.01)    (0.01)     (0.29)       (0.64)
                                               -------   ------    ------     ------       ------
Net asset value, end of period                 $ 16.63   $16.19    $12.02     $13.00       $14.18
                                               =======   ======    ======     ======       ======
Total return (b)                                  9.78%   34.83%    (7.47)%    (6.00)%      23.60%
                                               =======   ======    ======     ======       ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $11,289   $4,772    $1,275     $1,845       $1,932
Ratio of operating expenses to average net
 assets                                           2.16%    2.04%     2.06%      1.98%        2.02%
Ratio of net investment income/(loss) to
 average net assets                              (0.19)%   0.17%    (0.44)%    (0.27)%      (0.19)%
Portfolio turnover rate                             85%     140%       76%        69%          53%
Ratio of operating expenses to average net
 assets without expense waivers                   2.17%    2.04%     2.06%      1.98%        2.02%

--------------------------------------------------------------------------------

(a)The Munder Small-Cap Value Fund Class C Shares commenced operations on January 13, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

SMALL-CAP VALUE FUND(a)                          Year     Year       Year       Year       Year
(CLASS Y)                                       Ended     Ended     Ended      Ended      Ended
                                              6/30/02(c) 6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class Y   Class Y   Class Y    Class Y    Class Y
                                              ---------- -------  ---------- ---------- ----------
Net asset value, beginning of period           $ 16.44   $ 12.20   $ 13.13    $ 14.25    $ 12.04
                                               -------   -------   -------    -------    -------
Income/(Loss) from investment operations:
Net investment income                             0.13      0.16      0.07       0.09       0.11
Net realized and unrealized gain/(loss) on
 investments                                      1.42      4.23     (0.92)     (0.85)      2.84
                                               -------   -------   -------    -------    -------
Total from investment operations                  1.55      4.39     (0.85)     (0.76)      2.95
                                               -------   -------   -------    -------    -------
Less distributions:
Dividends from net investment income             (0.07)    (0.15)    (0.08)     (0.09)     (0.10)
Distributions from net realized capital gains    (0.94)       --        --      (0.27)     (0.64)
                                               -------   -------   -------    -------    -------
Total distributions                              (1.01)    (0.15)    (0.08)     (0.36)     (0.74)
                                               -------   -------   -------    -------    -------
Net asset value, end of period                 $ 16.98   $ 16.44   $ 12.20    $ 13.13    $ 14.25
                                               =======   =======   =======    =======    =======
Total return (b)                                 10.84%    36.11%    (6.45)%    (5.01)%    24.84%
                                               =======   =======   =======    =======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $45,122   $44,955   $31,920    $59,432    $71,251
Ratio of operating expenses to average net
 assets                                           1.16%     1.04%     1.06%      0.98%      1.02%
Ratio of net investment income to average
 net assets                                       0.81%     1.17%     0.56%      0.72%      0.81%
Portfolio turnover rate                             85%      140%       76%        69%        53%
Ratio of operating expenses to average
 net assets without expense waivers               1.17%     1.04%     1.06%      0.98%      1.02%

--------------------------------------------------------------------------------

(a)The Munder Small-Cap Value Fund Class Y Shares commenced operations on December 26, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-7346

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROSCV1002

                        MUNDER SMALL COMPANY GROWTH FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Small Company Growth Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER SMALL COMPANY GROWTH FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                            1993            13.14
                            1994            (2.53)
                            1995            30.01
                            1996            37.17
                            1997            25.55
                            1998            (7.23)
                            1999             2.31
                            2000            (9.44)
                            2001           (12.60)
                            2002           (33.26)

                      Year-to-date through 3/31/03: (5.07)%

          Best Quarter:           26.30%      (quarter ended 12/31/01)
          Worst Quarter:         (28.79)%     (quarter ended 9/30/01)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Since
                                                                                 1 Year     5 Years    10 Years   Inception
                                                                                   %           %          %         %/(1)/
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (33.26)     (12.90)      2.16        4.33
-----------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             (33.26)     (13.47)      0.66        2.93
-----------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                     (20.42)      (9.58)      1.82        3.65
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index /(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                      (30.27)      (6.59)      2.62        3.91
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Since
                                                                                 1 Year     5 Years    10 Years   Inception
                                                                                   %           %          %         %/(1)/
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (37.10)     (13.84)      1.51        1.92
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index /(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                      (30.27)      (6.59)      2.62        2.88
-----------------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (37.21)     (14.04)        --        0.73
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index /(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                      (30.27)      (6.59)        --        2.02
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (34.55)     (13.75)        --       (2.23)
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index /(2)/ (reflects no deductions for fees, expenses or
    taxes)                                                                      (30.27)      (6.59)        --       (1.34)
-----------------------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 11/23/92, 4/28/94 and 9/26/95, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 12/1/91, 12/1/92, 5/1/94 and 10/1/95, respectively.

(2) The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on market capitalization of the 3,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates.

3. The following sentence is hereby added at the end of the current text of footnote (e) to the table appearing under the heading of "Fees & Expenses," which begins on page 5 of the Prospectus:

         The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

         --    Investment Strategy
               The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

6. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

         Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

7. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 18 of the Prospectus:

         The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

8. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

9. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

10. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

11.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Small Company Growth Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


       MUNDER SMALL COMPANY GROWTH FUND
              Goal and Principal Investment Strategies              1
              Principal Risks                                       2
              Performance                                           3
              Fees and Expenses                                     5
              Glossary                                              6

       MORE ABOUT THE FUND
              Other Investment Strategies and Risks                 7

       YOUR INVESTMENT
              Purchasing Shares                                     9
              Exchanging Shares                                     10
              Redeeming Shares                                      10
              Share Class Selection                                 10

       APPLICABLE SALES CHARGES
              Front-End Sales Charge - Class A Shares               11
              CDSCs                                                 12

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                            13
              Other Information                                     13

       VALUING FUND SHARES                                          13

       DISTRIBUTIONS                                                14

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                15
              Taxes on Sales or Exchanges                           15
              Other Considerations                                  16

       MANAGEMENT OF THE FUND
              Investment Advisor                                    16
              Portfolio Managers                                    16

       FINANCIAL HIGHLIGHTS                                         18

       SHAREHOLDER GUIDE
              How to Reach Funds                                    S-1
              Purchase Information                                  S-1
              Redemption Information                                S-5
              Exchange Information                                  S-8
              Additional Policies for Purchases, Exchanges and
                Redemptions                                         S-10
              Shareholder Privileges                                S-11

Munder Small Company Growth Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Small-capitalization companies are those companies with a market capitalization within the range of companies included in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are approximately $1.3 billion and below, which is less than the market capitalization of typical S&P 500 companies.

The Fund focuses on growth-oriented smaller companies in its attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for financially stable companies that have strong potential for sustainable earnings. Among other factors, the advisor also considers whether the company:

 - is participating in a fast-growing industry; and
 - has a strategic niche position in a specialized market.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS
------------------------------------------------------


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Growth Investing Risk
  The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

- Small Company Stock Risk
  The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

- Short-Term Trading Risk
  Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which could detract from the Fund's performance.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Small Company Growth Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]

1992  17.80
1993  13.14
1994  (2.53)
1995  30.01
1996  37.17
1997  25.55
1998  (7.23)
1999   2.31
2000  (9.44)
2001 (12.60)

                     YTD through 9/30/02 (32.30%)

                     Best Quarter        Q4 2001   26.30%
                     Worst Quarter       Q3 2001  (28.79%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                          Since
                                                               1 Year  5 Years 10 Years Inception
                                                                 %        %       %      %/(1)/
CLASS Y
  Return Before Taxes                                          (12.60)  (1.16)   8.13     9.06
  Return After Taxes on Distributions                          (12.60)  (2.80)   6.53     7.45
  Return After Taxes on Distributions and Sale of Fund Shares   (7.68)  (1.16)   6.49     7.31
  Russell 2000 Growth Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                     (9.23)   2.87    7.19     8.10
CLASS A
  Return Before Taxes                                          (17.65)  (2.21)    N/A     6.81
  Russell 2000 Growth Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                     (9.23)   2.87     N/A     7.38
CLASS B
  Return Before Taxes                                          (17.74)  (2.40)    N/A     6.35
  Russell 2000 Growth Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                     (9.23)   2.87     N/A     7.21
CLASS C
  Return Before Taxes                                          (14.32)  (2.15)    N/A     4.08
  Russell 2000 Growth Index/(2)/ (reflects no deductions for
   fees, expenses or taxes)                                     (9.23)   2.87     N/A     4.30

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 12/1/91, 11/23/92, 4/28/94 and 9/26/95, respectively. The index returns from inception for Class A, Class B and Class C shares are from 12/1/92, 5/1/94 and 10/1/95, respectively.
(2)The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on market capitalization of the 3,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                       5.5%(a)   None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              2%(e)    2%(e)   2%(e)  None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.75%    0.75%   0.75%  0.75%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.33%    0.33%   0.33%  0.33%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         1.33%    2.08%   2.08%  1.08%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)A short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of Class A, Class B or Class C shares of the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  678  $  711     $  211    $  311   $  211  $  110
         3 Years  $  948  $  952     $  652    $  652   $  652  $  343
         5 Years  $1,239  $1,319     $1,119    $1,119   $1,119  $  595
         10 Years $2,063  $2,216***  $2,216*** $2,410   $2,410  $1,317

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

This Glossary explains certain terms used throughout the prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and
  (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. Government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.


                                                                YOUR INVESTMENT
             -----------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $25,000                   5.50     5.82      5.00
        $25,000 but less than $50,000       5.25     5.54      4.75
        $50,000 but less than $100,000      4.50     4.71      4.00
        $100,000 but less than $250,000     3.50     3.63      3.25
        $250,000 but less than $500,000     2.50     2.56      2.25
        $500,000 but less than $1,000,000   1.50     1.52      1.25
        $1,000,000 or more                  None*    None* (see below)**

 * No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
** The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Small Company Growth Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -----------------------------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------


The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open.The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of

Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
           ---------------------------------------------


Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).

Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------


INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

PERFORMANCE INFORMATION

The table below contains performance information for the Fund, which was created through the conversion of a collective trust fund that had investment objectives and policies that were materially similar to that of the Fund. Immediately before and after the conversion, the same person managed both the collective trust fund and the Fund.

The table for the Fund:

 - includes the average annual total returns of the common or collective trust fund prior to the conversion and the average annual total returns of the Fund after the conversion;

 - assumes that net investment income and dividends have been reinvested;

 - assumes that the collective trust fund paid the same levels of fees and expenses as the Fund currently pays although the actual expenses of and collective trust fund may have been lower;

 - does not reflect any potential negative impact on the collective trust fund's performance if they had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue Code) as the Fund; and

 - indicates past performance only and does not predict future results.

                                      Munder Small Russell
                                        Company     2000
                                      Growth Fund  Growth
                       Period Ended    (Class Y)*  Index**
                      June 30, 2002        %          %
                      -------------   ------------ -------
                      1 Year             (23.96)   (25.00)
                      5 Years             (6.17)    (1.98)
                      10 Years             6.97      6.23
                      Since Inception
                       (12/31/82)          9.47      6.95

--------------------------------------------------------------------------------

  *Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund.
 **Russell 2000 Growth Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

SMALL COMPANY GROWTH FUND(a)                     Year       Year       Year       Year       Year
(CLASS A)                                       Ended      Ended      Ended      Ended      Ended
                                              6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class A    Class A    Class A    Class A    Class A
                                              ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period           $ 15.01    $ 20.18    $ 16.53    $ 19.96    $ 21.61
                                               -------    -------    -------    -------    -------
Income/(Loss) from investment operations:
Net investment loss                              (0.11)     (0.11)     (0.15)     (0.07)     (0.13)
Net realized and unrealized gain/(loss) on
 investments                                     (3.53)     (4.09)      3.80      (2.15)      2.59
                                               -------    -------    -------    -------    -------
Total from investment operations                 (3.64)     (4.20)      3.65      (2.22)      2.46
                                               -------    -------    -------    -------    -------
Less distributions:
Distributions from net realized capital gains       --      (0.44)        --      (1.21)     (4.11)
Distributions in excess of net realized gains       --      (0.42)        --         --         --
Distributions from capital                          --      (0.11)        --         --         --
                                               -------    -------    -------    -------    -------
Total distributions                                 --      (0.97)        --      (1.21)     (4.11)
                                               -------    -------    -------    -------    -------
Net asset value, end of period                 $ 11.37    $ 15.01    $ 20.18    $ 16.53    $ 19.96
                                               =======    =======    =======    =======    =======
Total return (b)                                (24.18)%   (21.39)%    22.26%    (10.92)%    12.41%
                                               =======    =======    =======    =======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $ 6,288    $11,151    $16,611    $25,729    $20,909
Ratio of operating expenses to average net
 assets                                           1.33%      1.28%      1.26%      1.22%      1.20%
Ratio of net investment loss to average net
 assets                                          (0.91)%    (0.69)%    (0.89)%    (0.44)%    (0.57)%
Portfolio turnover rate                             61%       162%       158%       108%       123%
Ratio of operating expenses to average net
 assets without expense waivers                   1.33%      1.28%      1.26%      1.22%      1.20%

--------------------------------------------------------------------------------

(a)The Munder Small Company Growth Fund Class A Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

SMALL COMPANY GROWTH FUND(a)                     Year       Year       Year       Year       Year
(CLASS B)                                       Ended      Ended      Ended      Ended      Ended
                                              6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                               Class B    Class B    Class B    Class B    Class B
                                              ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period           $ 13.78    $ 18.75     $15.71    $ 19.16    $ 21.05
                                               -------    -------     ------    -------    -------
Income/(Loss) from investment operations:
Net investment loss                              (0.19)     (0.22)     (0.26)     (0.19)     (0.28)
Net realized and unrealized gain/(loss) on
 investments                                     (3.22)     (3.78)      3.30      (2.05)      2.50
                                               -------    -------     ------    -------    -------
Total from investment operations                 (3.41)     (4.00)      3.04      (2.24)      2.22
                                               -------    -------     ------    -------    -------
Less distributions:
Distributions from net realized capital gains       --      (0.44)        --      (1.21)     (4.11)
Distributions in excess of net realized gains       --      (0.42)        --         --         --
Distributions from capital                          --      (0.11)        --         --         --
                                               -------    -------     ------    -------    -------
Total distributions                                 --      (0.97)        --      (1.21)     (4.11)
                                               -------    -------     ------    -------    -------
Net asset value, end of period                 $ 10.37    $ 13.78     $18.75    $ 15.71    $ 19.16
                                               =======    =======     ======    =======    =======
Total return (b)                                (24.67)%   (21.88)%    19.49%    (11.55)%    11.51%
                                               =======    =======     ======    =======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $ 4,397    $ 6,691     $8,562    $ 8,745    $14,013
Ratio of operating expenses to average net
 assets                                           2.08%      2.03%      2.01%      1.97%      1.95%
Ratio of net investment loss to average net
 assets                                          (1.66)%    (1.44)%    (1.64)%    (1.19)%    (1.32)%
Portfolio turnover rate                             61%       162%       158%       108%       123%
Ratio of operating expenses to average net
 assets without expense waivers                   2.08%      2.03%      2.01%      1.97%      1.95%

--------------------------------------------------------------------------------

(a)The Munder Small Company Growth Fund Class B Shares commenced operations on April 28, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

SMALL COMPANY GROWTH FUND(a)                   Year       Year       Year       Year       Year
(CLASS C)                                     Ended      Ended      Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class C    Class C    Class C    Class C    Class C
                                            ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period         $ 14.01    $ 19.07     $15.97    $ 19.46     $21.32
                                             -------    -------     ------    -------     ------
Income/(Loss) from investment
 operations:
Net investment loss                            (0.19)     (0.22)     (0.26)     (0.19)     (0.28)
Net realized and unrealized gain/(loss) on
 investments                                   (3.27)     (3.87)      3.36      (2.09)      2.53
                                             -------    -------     ------    -------     ------
Total from investment operations               (3.46)     (4.09)      3.10      (2.28)      2.25
                                             -------    -------     ------    -------     ------
Less distributions:
Distributions from net realized gains             --      (0.44)        --      (1.21)     (4.11)
Distributions in excess of net realized
 gains                                            --      (0.42)        --         --         --
Distributions from capital                        --      (0.11)        --         --         --
                                             -------    -------     ------    -------     ------
Total distributions                               --      (0.97)        --      (1.21)     (4.11)
                                             -------    -------     ------    -------     ------
Net asset value, end of period               $ 10.55    $ 14.01     $19.07    $ 15.97     $19.46
                                             =======    =======     ======    =======     ======
Total return (b)                              (24.70)%   (21.95)%    19.49%    (11.58)%    11.50%
                                             =======    =======     ======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $ 1,729    $ 2,584     $3,352    $ 3,839     $6,319
Ratio of operating expenses to average net
 assets                                         2.08%      2.03%      2.01%      1.97%      1.95%
Ratio of net investment loss to average net
 assets                                        (1.66)%    (1.44)%    (1.64)%    (1.19)%    (1.32)%
Portfolio turnover rate                           61%       162%       158%       108%       123%
Ratio of operating expenses to average net
 assets without expense waivers                 2.08%      2.03%      2.01%      1.97%      1.95%

--------------------------------------------------------------------------------

(a)The Munder Small Company Growth Fund Class C Shares commenced operations on September 26, 1995.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

SMALL COMPANY GROWTH FUND(a)                   Year       Year        Year        Year        Year
(CLASS Y)                                     Ended      Ended       Ended       Ended       Ended
                                            6/30/02(c) 6/30/01(c)  6/30/00(c)  6/30/99(c)  6/30/98(c)
                                             Class Y    Class Y     Class Y     Class Y     Class Y
                                            ---------- ----------  ----------  ----------  ----------
Net asset value, beginning of period         $ 15.11    $  20.29    $  16.83    $  20.26    $  21.84

                                             -------    --------    --------    --------    --------
Income/(Loss) from investment
 operations:
Net investment loss                            (0.08)      (0.07)      (0.11)      (0.03)      (0.07)
Net realized and unrealized gain/(loss) on
 investments                                   (3.54)      (4.14)       3.57       (2.17)       2.60

                                             -------    --------    --------    --------    --------
Total from investment operations               (3.62)      (4.21)       3.46       (2.20)       2.53

                                             -------    --------    --------    --------    --------
Less distributions:
Distributions in excess of net investment
 income                                           --          --          --       (0.02)         --
Distributions from net realized capital
 gains                                            --       (0.44)         --       (1.21)      (4.11)
Distributions in excess of net realized
 gains                                            --       (0.42)         --          --          --
Distributions from capital                        --       (0.11)         --          --          --

                                             -------    --------    --------    --------    --------
Total distributions                               --       (0.97)         --       (1.23)      (4.11)

                                             -------    --------    --------    --------    --------
Net asset value, end of period               $ 11.49    $  15.11    $  20.29    $  16.83    $  20.26

                                             =======    ========    ========    ========    ========
Total return (b)                              (23.96)%    (21.20)%     20.63%     (10.62)%     12.57%

                                             =======    ========    ========    ========    ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $38,470    $ 62,348    $122,547    $163,827    $209,081
Ratio of operating expenses to average net
 assets                                         1.08%       1.03%       1.01%       0.97%       0.95%
Ratio of net investment loss to average net
 assets                                        (0.66)%     (0.44)%     (0.64)%     (0.19)%     (0.32)%
Portfolio turnover rate                           61%        162%        158%        108%        123%
Ratio of operating expenses to average
 net assets without expense waivers             1.08%       1.03%       1.01%       0.97%       0.95%

--------------------------------------------------------------------------------

(a)The Munder Small Company Growth Fund Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

SEC File Number: 811-5899

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROSCG1002

                            MUNDER TAX-FREE BOND FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Tax-Free Bond Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, the second paragraph is hereby amended to read in its entirety as follows:

     The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in municipal obligations, the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

3. The reference to "debt securities" in the first sentence of the first paragraph under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, is hereby replaced in its entirety with the word "bonds". In addition, all references to the terms "fixed income security" or "fixed income securities" under the heading of "Goal and Principal Investment Strategies
     - Principal Risks," are hereby replaced with the word "bond" and "bonds," respectively.

4. Under the heading of "Principal Risks - State Specific Risk," which begins on page 2 of the Prospectus, the information is hereby amended to read in its entirety as follows:

     Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest more broadly in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect Michigan's economy.

5. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER TAX-FREE BOND FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                             1995             16.07
                             1996              2.38
                             1997             10.13
                             1998              5.58
                             1999             (3.85)
                             2000             12.01
                             2001              3.72
                             2002             10.00


                        Year-to-date through 3/31/03: 1.17%

              Best Quarter:           6.10%        (quarter ended 3/31/95)
              Worst Quarter:          (2.93)%      (quarter ended 6/30/99)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Since
                                                                                         1 Year   5 Years     Inception
                                                                                           %         %          %(1)
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                      10.00     5.34         6.36
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                       7.67     4.64         5.28
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                               6.65     4.74         5.22
---------------------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index(2) (reflects no deductions for fees, expenses or taxes)        10.77     6.52         7.49
---------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)             10.32     6.30         7.28
---------------------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                       5.36     4.24         5.11
---------------------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index(2) (reflects no deductions for fees, expenses or  taxes)       10.77     6.52         7.20

---------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)             10.32     6.30         7.00
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                       3.82     3.94         5.79
---------------------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index(2) (reflects no deductions for fees, expenses or taxes)        10.77     6.52         8.55
---------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)             10.32     6.30         8.33
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                       7.89     4.38         4.91
---------------------------------------------------------------------------------------------------------------------------
Lehman 15-Year Muni Index(2) (reflects no deductions for fees, expenses or taxes)        10.77     6.52         7.14
---------------------------------------------------------------------------------------------------------------------------
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)             10.32     6.30         6.92

____________

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 7/21/94, 10/9/95, 12/6/94 and 7/7/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 8/1/94, 10/1/95, 12/1/94 and 7/1/97, respectively.

(2) The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is made up of 1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index.

6. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

     --   Investment Strategy
          The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

7. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 9 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

8. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 11 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

     Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

9. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 18 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

10. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

11. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

12. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

13.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Tax-Free Bond Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER TAX-FREE BOND FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       5
             Glossary                                                6

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       7
             Other Investment Strategies and Risks                   8

      YOUR INVESTMENT
             Purchasing Shares                                       10
             Exchanging Shares                                       10
             Redeeming Shares                                        10
             Share Class Selection                                   11

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 12
             CDSCs                                                   12

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              13
             Other Information                                       13

      VALUING FUND SHARES                                            14

      DISTRIBUTIONS                                                  14

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  15
             Taxes on Sales or Exchanges                             15
             Other Considerations                                    16

      MANAGEMENT OF THE FUND
             Investment Advisor                                      16
             Portfolio Managers                                      16
             Performance Information                                 16

      FINANCIAL HIGHLIGHTS                                           18

      SHAREHOLDERS GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Tax-Free Bond Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goals are to provide as high a level of current interest income exempt from Federal income taxes and to generate as competitive a long-term rate of return as is consistent with prudent investment management and preservation of capital.

These goals are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in debt securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

The Fund is also subject to a ''fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in municipal obligations, the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors. For purposes of this prospectus, net assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

In selecting securities for the Fund, the advisor places a premium on value and diversifies the Fund's portfolio holdings across maturities, industries and geographic locations. The Fund may, however, invest more than 25% of its assets in municipal obligations issued by the state of Michigan and its political subdivisions.

The Fund invests primarily in intermediate-term and long-term municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.

The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable fixed income securities.

The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Municipal Securities Risk
  The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

- State Specific Risk
  Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

- Investment Grade Securities Risk
  Fixed income securities are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

- When-Issued Securities and Delayed Delivery Risk
  A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.
                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Tax-Free Bond Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1995    16.07
1996     2.38
1997    10.13
1998     5.58
1999    (3.85)
2000    12.01
2001     3.72

                      YTD through 9/30/02  10.41%

                      Best Quarter        Q1 1995  6.10%
                      Worst Quarter       Q2 1999 (2.93%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                                Since
                                                                               1 Year 5 Years Inception
                                                                                 %       %     %/(1)/
CLASS Y
  Return Before Taxes                                                           3.72   5.37     5.88
  Return After Taxes on Distributions                                           3.55   5.05     4.97
  Return After Taxes on Distributions and Sale of Fund Shares                   4.04   5.16     4.96
  Lehman 15-Yr. Muni Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.66   6.49     7.06
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.68   6.27     6.87
CLASS A
  Return Before Taxes                                                          (0.69)  4.28     4.39
  Lehman 15-Yr. Muni Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.66   6.49     6.65
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.68   6.27     6.48
CLASS B
  Return Before Taxes                                                          (2.15)  3.99     5.38
  Lehman 15-Yr. Muni Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.66   6.49     8.24
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.68   6.27     8.05
CLASS C
  Return Before Taxes                                                           1.80    N/A     4.04
  Lehman 15-Yr. Muni Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.66    N/A     6.34
  Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       4.68    N/A     6.17

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 7/21/94, 10/9/95, 12/6/94 and 7/7/97, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 8/1/94, 10/1/95, 12/1/94 and 7/1/97, respectively.
(2)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class Y shares only; after-tax returns for the Class A, Class B and Class C shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                        4%(a)    None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.50%    0.50%   0.50%  0.50%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.20%    0.20%   0.20%  0.20%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         0.95%    1.70%   1.70%  0.70%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  493  $  673     $  173    $  273   $  173   $ 72
         3 Years  $  691  $  836     $  536    $  536   $  536   $224
         5 Years  $  904  $1,123     $  923    $  923   $  923   $390
         10 Years $1,520  $1,808***  $1,808*** $2,009   $2,009   $871

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.


Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                  FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

..  BBB- or higher by S&P;
..  Baa3 or higher by Moody's; or
..  BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy
  Fixed income and convertible securities purchased by the Fund will generally be rated at least A- by S&P or Fitch or A3 by Moody's, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.The Fund will generally invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

- Special Risks
  Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

MUNICIPAL OBLIGATIONS

Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

- Investment Strategy
  The Fund will normally invest at least 80% of its net assets in municipal obligations.

- Special Risks
  Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT).

OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, use derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, or interest rates being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Fund may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. The Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks
  Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of destributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $100,000                  4.00     4.17      3.75
        $100,000 but less than $250,000     3.00     3.09      2.75
        $250,000 but less than $500,000     2.00     2.04      1.75
        $500,000 but less than $1,000,000   1.25     1.27      1.00
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Tax-Free Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).


DISTRIBUTIONS
------------------------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.
                                                     FEDERAL TAX CONSIDERATIONS
            ------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects that a portion of its dividend distributions will be exempt from federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

PERFORMANCE INFORMATION

The table below contains performance information for the Fund, which was created through the conversion of a common trust fund that had investment objectives and policies which were materially similar to those of the Fund. Immediately before and after the conversion, the same person managed both the common trust fund and the Fund.

The table for the Fund:

 - includes the average annual total returns of the common trust fund prior to the conversion and the average annual total returns of the Fund after the conversion;
 - assumes that net investment income and dividends have been reinvested;
 - assumes that the common trust fund paid the same levels of fees and expenses as the Fund pays although the actual expenses of the common trust fund may have been lower;
 - does not reflect any potential negative impact on the common trust fund's performance if it had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue Code) as the Fund; and

 - indicates past performance only and does not predict future results.

                                        Munder    Lehman
                                       Tax-Free   15-Year
                                      Bond Fund  Muni Bond
                      Period Ended    (Class Y)*  Index**
                      June 30, 2002       %          %
                      -------------   ---------- ---------
                      1 Year             6.64      7.67
                      5 Years            5.78      7.36
                      10 Years           6.15      8.00
                      Since Inception
                       (8/10/62)         5.50       N/A

--------------------------------------------------------------------------------

  *Converted from common trust fund to mutual fund on July 21, 1994. All performance after the conversion is that of the Fund.
 **Lehman 15-Year Municipal Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers 15-Year Municipal Bond Index is a performance benchmark for the long-term investment-grade tax-exempt bond market with maturities ranging from twelve to seventeen years.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

TAX-FREE BOND FUND(a)                            Year       Year       Year     Year    Year
(CLASS A)                                       Ended      Ended      Ended     Ended   Ended
                                              6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99 6/30/98
                                               Class A    Class A    Class A   Class A Class A
                                              ---------- ---------- ---------- ------- -------
Net asset value, beginning of period            $10.28     $ 9.79     $10.02   $10.73  $10.50
                                                ------     ------     ------   ------  ------
Income from investment operations:
Net investment income                             0.40       0.41       0.41     0.42    0.50
Net realized and unrealized gain/(loss) on
 investments                                      0.25       0.49      (0.14)   (0.32)   0.38
                                                ------     ------     ------   ------  ------
Total from investment operations                  0.65       0.90       0.27     0.10    0.88
                                                ------     ------     ------   ------  ------
Less distributions:
Dividends from net investment income             (0.40)     (0.41)     (0.42)   (0.42)  (0.49)
Distributions from net realized gains            (0.07)        --      (0.08)   (0.39)  (0.16)
                                                ------     ------     ------   ------  ------
Total distributions                              (0.47)     (0.41)     (0.50)   (0.81)  (0.65)
                                                ------     ------     ------   ------  ------
Net asset value, end of period                  $10.46     $10.28     $ 9.79   $10.02  $10.73
                                                ======     ======     ======   ======  ======
Total return (b)                                  6.48%      9.35%      2.83%    0.83%   8.54%
                                                ======     ======     ======   ======  ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)            $4,324     $2,529     $1,873   $2,336  $2,510
Ratio of operating expenses to average net
 assets                                           0.95%      1.01%      1.00%    0.98%   0.93%
Ratio of net investment income to average net
 assets                                           3.83%      4.05%      4.26%    3.94%   4.60%
Portfolio turnover rate                             17%        19%         6%      32%     61%
Ratio of operating expenses to average net
 assets without expense waivers                   0.95%      1.01%      1.00%    0.98%   0.93%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Bond Fund Class A Shares commenced operations on October 9, 1995.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

TAX-FREE BOND FUND(a)                                Year       Year     Year    Year     Year
(CLASS B)                                           Ended      Ended     Ended   Ended    Ended
                                                  6/30/02(c) 6/30/01(c) 6/30/00 6/30/99  6/30/98
                                                   Class B    Class B   Class B Class B  Class B
                                                  ---------- ---------- ------- -------  -------
Net asset value, beginning of period                $10.27     $ 9.77   $10.02  $10.74   $10.52
                                                    ------     ------   ------  ------   ------
Income from investment operations:
Net investment income                                 0.32       0.34     0.34    0.34     0.41
Net realized and unrealized gain/(loss) on
 investments                                          0.25       0.50    (0.16)  (0.33)    0.38
                                                    ------     ------   ------  ------   ------
Total from investment operations                      0.57       0.84     0.18    0.01     0.79
                                                    ------     ------   ------  ------   ------
Less distributions:
Dividends from net investment income                 (0.33)     (0.34)   (0.35)  (0.34)   (0.41)
Distributions from net realized gains                (0.07)        --    (0.08)  (0.39)   (0.16)
                                                    ------     ------   ------  ------   ------
Total distributions                                  (0.40)     (0.34)   (0.43)  (0.73)   (0.57)
                                                    ------     ------   ------  ------   ------
Net asset value, end of period                      $10.44     $10.27   $ 9.77  $10.02   $10.74
                                                    ======     ======   ======  ======   ======
Total return (b)                                      5.62%      8.66%    1.87%  (0.02)%   7.65%
                                                    ======     ======   ======  ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $3,300     $2,645   $  964  $  763   $  490
Ratio of operating expenses to average net assets     1.70%      1.76%    1.75%   1.73%    1.68%
Ratio of net investment income to average net
 assets                                               3.08%      3.30%    3.51%   3.18%    3.85%
Portfolio turnover rate                                 17%        19%       6%     32%      61%
Ratio of operating expenses to average net assets
 without expense waivers                              1.70%      1.76%    1.75%   1.73%    1.68%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Bond Fund Class B Shares commenced operations on December 6, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

TAX-FREE BOND FUND(a)                              Year       Year       Year     Year     Period
(CLASS C)                                         Ended      Ended      Ended     Ended     Ended
                                                6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99   6/30/98
                                                 Class C    Class C    Class C   Class C   Class C
                                                ---------- ---------- ---------- -------  -------
Net asset value, beginning of period              $10.31     $ 9.80     $10.01   $10.73   $10.64
                                                  ------     ------     ------   ------   ------
Income from investment operations:
Net investment income                               0.32       0.34       0.34     0.34     0.41
Net realized and unrealized gain/(loss) on
 investments                                        0.25       0.51      (0.12)   (0.33)    0.25
                                                  ------     ------     ------   ------   ------
Total from investment operations                    0.57       0.85       0.22     0.01     0.66
                                                  ------     ------     ------   ------   ------
Less distributions:
Dividends from net investment income               (0.33)     (0.34)     (0.35)   (0.34)   (0.41)
Distributions from net realized gains              (0.07)        --      (0.08)   (0.39)   (0.16)
                                                  ------     ------     ------   ------   ------
Total distributions                                (0.40)     (0.34)     (0.43)   (0.73)   (0.57)
                                                  ------     ------     ------   ------   ------
Net asset value, end of period                    $10.48     $10.31     $ 9.80   $10.01   $10.73
                                                  ======     ======     ======   ======   ======
Total return (b)                                    5.60%      8.73%      2.28%   (0.03)%   6.34%
                                                  ======     ======     ======   ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  656     $  678     $  207   $  419   $   41
Ratio of operating expenses to average net
 assets                                             1.70%      1.76%      1.75%    1.73%    1.68%(d)
Ratio of net investment income to average net
 assets                                             3.08%      3.30%      3.51%    3.19%    3.85%(d)
Portfolio turnover rate                               17%        19%         6%      32%      61%
Ratio of operating expenses to average net
 assets without expense waivers                     1.70%      1.76%      1.75%    1.73%    1.68%(d)

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Bond Fund Class C Shares commenced operations on July 7, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

TAX-FREE BOND FUND(a)                              Year       Year       Year     Year    Year
(CLASS Y)                                         Ended      Ended      Ended     Ended   Ended
                                                6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99 6/30/98
                                                 Class Y    Class Y    Class Y   Class Y Class Y
                                                ---------- ---------- ---------- ------- -------
Net asset value, beginning of period              $10.28     $ 9.78     $10.02   $10.73  $10.51

                                                  ------     ------     ------   ------  ------
Income from investment operations:
Net investment income                               0.42       0.43       0.44     0.45    0.52
Net realized and unrealized gain/(loss) on
 investments                                        0.25       0.51      (0.16)   (0.32)   0.37

                                                  ------     ------     ------   ------  ------
Total from investment operations                    0.67       0.94       0.28     0.13    0.89

                                                  ------     ------     ------   ------  ------
Less distributions:
Dividends from net investment income               (0.43)     (0.44)     (0.44)   (0.45)  (0.51)
Distributions from net realized gains              (0.07)        --      (0.08)   (0.39)  (0.16)

                                                  ------     ------     ------   ------  ------
Total distributions                                (0.50)     (0.44)     (0.52)   (0.84)  (0.67)

                                                  ------     ------     ------   ------  ------
Net asset value, end of period                    $10.45     $10.28     $ 9.78   $10.02  $10.73

                                                  ======     ======     ======   ======  ======
Total return (b)                                    6.64%      9.74%      2.98%    1.08%   8.70%

                                                  ======     ======     ======   ======  ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  208     $  370     $2,381   $2,827  $4,123
Ratio of operating expenses to average net
 assets                                             0.70%      0.76%      0.75%    0.73%   0.68%
Ratio of net investment income to average net
 assets                                             4.08%      4.30%      4.51%    4.19%   4.85%
Portfolio turnover rate                               17%        19%         6%      32%     61%
Ratio of operating expenses to average net
 assets without expense waivers                     0.70%      0.76%      0.75%    0.73%   0.68%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Bond Fund Class Y Shares commenced operations on July 21, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROTFBOND1002

                        MUNDER TAX-FREE MONEY MARKET FUND
                               Class A & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Tax-Free Money Market Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, the second paragraph is hereby amended to read in its entirety as follows:

     The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For the purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

3. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER TAX-FREE MONEY MARKET FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                        1993             2.06
                        1994             2.37
                        1995             2.38
                        1996             2.99
                        1997             3.14
                        1998             2.98
                        1999             2.77
                        2000             3.62
                        2001             2.32
                        2002             1.08

               Year-to-date through 3/31/03:        0.17%

        Best Quarter:           0.95%        (quarter ended 12/31/00)
        Worst Quarter:          0.22%        (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

--------------------------------------------------------------------------------
                                                                        Since
                                       1 Year    5 Years   10 Years   Inception
                                          %         %         %         %/(1)/
--------------------------------------------------------------------------------
CLASS Y                                 1.08       2.55      2.67       2.98
--------------------------------------------------------------------------------
CLASS A                                 0.83       2.30      2.44       2.44
--------------------------------------------------------------------------------

_______________

(1) The inception date for Class Y and Class A shares is 3/14/90 and 11/29/92, respectively.

4. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

       --  Investment Strategy
           The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

5. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 7 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

6. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 14 of the Prospectus:

     The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

7. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge
     (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

     A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

8. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

     A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

9. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

10.  The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Tax-Free Money Market Fund
--------------------------------------------------------------------------------

CLASS A & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery



The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER TAX-FREE MONEY MARKET FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       4
             Glossary                                                5

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       6
             Other Investment Strategies and Risks                   7

      YOUR INVESTMENT
             Purchasing Shares                                       8
             Exchanging Shares                                       8
             Redeeming Shares                                        8
             Share Class Selection                                   8

      APPLICABLE SALES CHARGES
             CDSCs                                                   9

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              9
             Other Information                                       9

      VALUING FUND SHARES                                            10

      DISTRIBUTIONS                                                  11

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  12
             Taxes on Sales or Exchanges                             12
             Other Considerations                                    12

      MANAGEMENT OF THE FUND
             Investment Advisor                                      13

      FINANCIAL HIGHLIGHTS                                           14

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Tax-Free Money Market Fund

CLASS A & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing substantially all of its assets in short-term, U.S. dollar-denominated municipal obligations, the interest on which is exempt from regular Federal income tax.

The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest under normal circumstances, at least 80% of its net assets in obligations, the interest from which is exempt from regular Federal income tax. For the purposes of this prospectus, net assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.

PRINCIPAL RISKS
------------------------------------------------------
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Credit Ratings Risk
  Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2-by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for the last ten calendar years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A shares would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Munder Tax-Free Money Market Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1992    2.66
1993    2.06
1994    2.37
1995    2.38
1996    2.99
1997    3.14
1998    2.98
1999    2.77
2000    3.62
2001    2.32

                       YTD through 9/30/02   0.85%

                       Best Quarter        Q4 2000 0.95%
                       Worst Quarter       Q4 2001 0.39%

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                    Since
        1 Year 5 Years 10 Years Inception/(1)/
          %       %       %           %
CLASS Y  2.32   2.97     2.83       3.14
CLASS A  2.06   2.71      N/A       2.62

--------------------------------------------------------------------------------

(1)The inception date for Class Y and Class A shares is 3/14/90 and 11/29/92, respectively.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                                                      Class A  Class Y
SHAREHOLDER FEES                                                                      Shares   Shares
paid directly from your investment                                                    -------  -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)             None    None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price
 or redemption proceeds)                                                               None(a)  None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                             None    None
Redemption Fees                                                                         None    None
Exchange Fees                                                                           None    None

                                                                                      Class A  Class Y
ANNUAL FUND OPERATING EXPENSES                                                        Shares   Shares
paid from Fund assets (as a % of net assets)                                          -------  -------
Management Fees                                                                         0.35%   0.35%
Distribution and/or Service (12b-1) Fees                                                0.25%   0.00%
Other Expenses                                                                          0.15%   0.15%
                                                                                       ----     -----
Total Annual Fund Operating Expenses                                                    0.75%   0.50%
                                                                                       ====     =====

--------------------------------------------------------------------------------

(a)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. Effective October 31, 2002, if you redeem Class A shares of the Fund that were acquired through an exchange from another Munder Fund or Funds that you purchased as part of an investment of $1 million or more, and your redemption occurs within one year of your original Munder Fund(s) purchase, a 1% CDSC will apply upon redemption.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     Class A Class Y
                                     Shares  Shares
                                     ------- -------
                            1 Year    $ 77    $ 51
                            3 Years   $240    $160
                            5 Years   $417    $280
                            10 Years  $930    $628

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures, and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
ABOUT THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

..  A-2- or higher by S&P;
..  P-2- or higher by Moody's; or
..  F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Investment Strategy
  Securities purchased by the Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

- Special Risks
  Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

MUNICIPAL OBLIGATIONS

Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

- Investment Strategy
  The Fund will normally invest at least 80% of its net assets in municipal obligations.

- Special Risks
  Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT). Although the Fund may invest more than 25% of its net assets in municipal revenue obligations, it does not intend to do so on a regular basis. If it does, it will be riskier than a fund which does not concentrate to such an extent on similar projects.


                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A or Class Y shares of the Fund at the net asset value
(NAV) next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. A sales charge may apply on the exchange.

For information regarding policies and proceedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form.

For more information regarding policies and procedures associated with redeeming shares, including restrictions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," in estimating the costs of investing in a particular class of shares.

Class A Shares

- Although there is no front-end sales charge on the Tax-Free Money Market Fund, other Munder Funds offering Class A shares are subject to such charges. There are several ways to reduce these sales charges.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.
                                                       APPLICABLE SALES CHARGES
             -----------------------------------------
CDSCs

You pay a CDSC when you redeem Class A shares purchased within one year of redemption as part of an investment of $1 million or more.

The time period includes the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the Tax-Free Money Market Fund. The CDSC for Class A shares, if applicable, is 1.00%.
                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.
VALUING FUND SHARES
------------------------------------------------------
The Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to that class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its NAV calculation and transaction deadlines to that time. In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight- line basis over the remaining life of the instrument.

The Fund may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

                                                                  DISTRIBUTIONS
             -----------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares dividend distributions daily and pays them monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

If an investor provides the Fund with advance notice of a purchase and the purchase order is accepted before 12:00 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 12:00 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects a portion of its dividend distributions will be exempt from Federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redempti on proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.35% of the Fund's average daily net assets.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

TAX-FREE MONEY MARKET FUND(a)                         Year     Year     Year     Year     Year
(CLASS A)                                             Ended    Ended    Ended    Ended    Ended
                                                     6/30/02  6/30/01  6/30/00  6/30/99  6/30/98
                                                     Class A  Class A  Class A  Class A  Class A
                                                     -------  -------  -------  -------  -------
Net asset value, beginning of period                 $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     -------  -------  -------  -------  -------
Income from investment operations:
Net investment income                                  0.012    0.031    0.029    0.025    0.028
                                                     -------  -------  -------  -------  -------
Total from investment operations                       0.012    0.031    0.029    0.025    0.028
                                                     -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income                  (0.012)  (0.031)  (0.029)  (0.025)  (0.028)
                                                     -------  -------  -------  -------  -------
Total distributions                                   (0.012)  (0.031)  (0.029)  (0.025)  (0.028)
                                                     -------  -------  -------  -------  -------
Net asset value, end of period                       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     =======  =======  =======  =======  =======
Total return (b)                                        1.24%    3.09%    2.94%    2.51%    2.87%
                                                     =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $75,422  $81,414  $80,887  $67,847  $72,007
Ratio of operating expenses to average net assets       0.75%    0.81%    0.81%    0.80%    0.79%
Ratio of net investment income to average net assets    1.24%    3.03%    2.89%    2.48%    2.83%
Ratio of operating expenses to average net assets
 without expense waivers                                0.75%    0.81%    0.81%    0.80%    0.79%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Money Market Fund Class A Shares commenced operations on November 29, 1992.
(b)Total return represents aggregate total return for the period indicated.

TAX-FREE MONEY MARKET FUND(a)                         Year     Year     Year     Year     Year
(CLASS Y)                                             Ended    Ended    Ended    Ended    Ended
                                                     6/30/02  6/30/01  6/30/00  6/30/99  6/30/98
                                                     Class Y  Class Y  Class Y  Class Y  Class Y
                                                     -------  -------  -------  -------  -------
Net asset value, beginning of period                 $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     -------  -------  -------  -------  -------
Income from investment operations:
Net investment income                                  0.015    0.033    0.032    0.027    0.031
                                                     -------  -------  -------  -------  -------
Total from investment operations                       0.015    0.033    0.032    0.027    0.031
                                                     -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income                  (0.015)  (0.033)  (0.032)  (0.027)  (0.031)
                                                     -------  -------  -------  -------  -------
Total distributions                                   (0.015)  (0.033)  (0.032)  (0.027)  (0.031)
                                                     -------  -------  -------  -------  -------
Net asset value, end of period                       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     =======  =======  =======  =======  =======
Total return(b)                                         1.49%    3.34%    3.20%    2.76%    3.13%
                                                     =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $19,819  $11,879  $16,541  $21,791  $20,397
Ratio of operating expenses to average net assets       0.50%    0.56%    0.56%    0.55%    0.54%
Ratio of net investment income to average net assets    1.49%    3.31%    3.14%    2.73%    3.08%
Ratio of operating expenses to average net assets
 without expense waivers                                0.50%    0.56%    0.56%    0.55%    0.54%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Money Market Fund Class Y Shares commenced operations on March 14, 1990.
(b)Total return represents aggregate total return for the period indicated.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROTFMM1002

                 MUNDER TAX-FREE SHORT & INTERMEDIATE BOND FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder Tax-Free Short & Intermediate Bond Fund (Formerly known as Tax-Free Short-Intermediate Bond Fund) ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. All references in the Prospectus to the Fund's name are hereby changed to "Munder Tax-Free Short & Intermediate Bond Fund."

3. Under the heading of "Goal and Principal Investment Strategies - Principal Investment Strategies," which begins on page 1 of the Prospectus, the second paragraph is hereby amended to read in its entirety as follows:

        The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For the purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

4. The reference to "debt securities" in the first sentence of the first paragraph under the heading of "Goal and Principal Investment Strategies
        - Principal Investment Strategies," which begins on page 1 of the Prospectus, is hereby replaced in its entirety with the word "bonds." In addition, all references to the terms "fixed income security" or "fixed income securities" under the heading of "Goal and Principal Investment Strategies - Principal Risks," are hereby replaced with the word "bond" and "bonds," respectively.

5. Under the heading of "Principal Risks - State Specific Risk," which begins on page 2 of the Prospectus, the information is hereby amended to read in its entirety as follows:

        Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest more broadly in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect Michigan's economy.

6. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER TAX-FREE SHORT & INTERMEDIATE BOND FUND CLASS A

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                           1993                7.05
                           1994               (2.68)
                           1995               11.33
                           1996                3.02
                           1997                5.61
                           1998                4.69
                           1999               (0.10)
                           2000                6.37
                           2001                5.05
                           2002                6.99

                   Year-to-date through 3/31/03:      0.67%

             Best Quarter:     4.51%      (quarter ended 3/31/95)
             Worst Quarter:   (3.25)%     (quarter ended 12/31/94)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Since
                                                                                1 Year   5 Years   10 Years    Inception
                                                                                  %         %         %          %/(1)/
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              2.72     3.71       4.24        4.27
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                              1.19     3.31       3.31        3.34
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                      1.80     3.39       3.33        3.35
-------------------------------------------------------------------------------------------------------------------------
Lehman Int. Short Muni Index/5-Year G. O. Index /(2)/ (reflects no deductions
    for fees, expenses or taxes)                                                 8.38     5.64       N/A          N/A
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              1.29     3.45        --         4.07
-------------------------------------------------------------------------------------------------------------------------
Lehman Int. Short Muni Index/5-Year G. O. Index /(2)/ (reflects no deductions
    for fees, expenses or taxes)                                                 8.38     5.64        --         6.01
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              5.24       --        --         4.03
-------------------------------------------------------------------------------------------------------------------------
Lehman Int. Short Muni Index/5-Year G. O. Index /(2)/ (reflects no deductions
    for fees, expenses or taxes)                                                 8.38       --        --         5.76
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              7.36     4.85       4.90        4.92
-------------------------------------------------------------------------------------------------------------------------
Lehman Int. Short Muni Index/5-Year G. O. Index /(2)/ (reflects no deductions
    for fees, expenses or taxes)                                                 8.38     5.64       N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

----------------

(1) The inception dates for the Class A, Class B, Class C and Class Y shares are 11/30/92, 5/16/96, 7/8/98 and 12/17/92, respectively. The index returns from inception for Class A, Class B, Class C and Class Y shares are as of 12/1/92, 6/1/96, 7/1/98 and 1/1/93, respectively.

(2) The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993 the Tax-Free Short & Intermediate Bond Fund is compared to the Lehman Brothers 5 Year General Obligation Index, a performance benchmark for the short-term investment-grade tax-exempt bond market.

7. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 8 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

        --  Investment Strategy
            The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

8. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 8 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

9. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 10 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

        Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

10. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 16 of the Prospectus:

        The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

11. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

        A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

12. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

        A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

13. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

14.     The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder Tax-Free Short- Intermediate Bond Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER TAX-FREE SHORT-INTERMEDIATE
        BOND FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       5
             Glossary                                                6

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       7
             Other Investment Strategies and Risks                   8

      YOUR INVESTMENT
             Purchasing Shares                                       9
             Exchanging Shares                                       9
             Redeeming Shares                                        10
             Share Class Selection                                   10

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 11
             CDSCs                                                   11

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              12
             Other Information                                       12

      VALUING FUND SHARES                                            13

      DISTRIBUTIONS                                                  13

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  14
             Taxes on Sales or Exchanges                             14
             Other Considerations                                    15

      MANAGEMENT OF THE FUND
             Investment Advisor                                      15
             Portfolio Managers                                      15

      FINANCIAL HIGHLIGHTS                                           16

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder Tax-Free Short- Intermediate Bond Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's other investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments.

These goals are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in debt securities. This investment strategy may not be changed without 60 days' prior notice.

The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in securities the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors. For the purposes of this prospectus, net assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

The Fund generally holds obligations with remaining maturities of five years or less but may invest in obligations with greater remaining maturities. The Fund's dollar-weighted average maturity will generally range between two and six years.

The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.

The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable fixed income securities.

The Fund may also purchase or sell securities on a when-issued, delay delivery or forward commitment basis.

PRINCIPAL RISKS
------------------------------------------------------


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Municipal Securities Risk
  The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

- State-Specific Risk
  Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such Issuers.

- Investment Grade Securities Risk
  Fixed income securities are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

- When-Issued Securities and Delayed Delivery Risk
  A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.
                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B, Class C and Class Y shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Tax-Free Short-Intermediate Bond Fund CLASS A

TOTAL RETURN (%)
per calendar year

                                    [CHART]

Munder Tax-Free Short-Intermediate Bond Fund Class A
Total Return (%)
(per calendar year)

Date   Percentage
1993       7.05
1994      (2.68)
1995      11.33
1996       3.02
1997       5.61
1998       4.69
1999      (0.10)
2000       6.37
2001       5.05

                      YTD through 9/30/02 6.51%

                      Best Quarter        Q1 1995  4.51%
                      Worst Quarter       Q4 1994 (3.25%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                        Since
                                                                       1 Year 5 Years Inception
                                                                         %       %     %/(1)/
CLASS A
  Return Before Taxes                                                   0.83   3.46     3.97
  Return After Taxes on Distributions                                   0.69   3.33     3.11
  Return After Taxes on Distributions and Sale of Fund Shares           2.02   3.50     3.19
  Lehman Int. Short Muni Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                   5.68   5.33      N/A
CLASS B
  Return Before Taxes                                                  (0.72)  3.17     3.54
  Lehman Int. Short Muni Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                   5.68   5.33     5.60
CLASS C
  Return Before Taxes                                                   3.35    N/A     3.40
  Lehman Int. Short Muni Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                   5.68   5.33     5.02
CLASS Y
  Return Before Taxes                                                   5.20   4.55     4.66
  Lehman Int. Short Muni Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                   5.68   5.33     5.56

--------------------------------------------------------------------------------

(1)The inception dates for the Class A, Class B, Class C and Class Y shares are 11/30/92, 5/16/96, 7/8/98 and 12/17/92, respectively. The index returns from inception for Class A, Class B, Class C and Class Y shares are from 12/1/92, 6/1/96, 7/1/98 and 1/1/93, respectively.
(2)The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993 the Tax-Free Short-Intermediate Bond Fund is compared to the Lehman Brothers 5 Year General Obligation Index, a performance benchmark for the short-term investment-grade tax-exempt bond market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares; after-tax returns for the Class B, Class C or Class Y shares.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                        4%(a)    None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.50%    0.50%   0.50%  0.50%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.19%    0.19%   0.19%  0.19%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         0.94%    1.69%   1.69%  0.69%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  492  $  672     $  172    $  272   $  172   $ 70
         3 Years  $  688  $  833     $  533    $  533   $  533   $221
         5 Years  $  899  $1,118     $  918    $  918   $  918   $384
         10 Years $1,509  $1,797***  $1,797*** $1,998   $1,998   $859

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                  FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

..  BBB- or higher by S&P;
..  Baa3 or higher by Moody's; or
..  BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy
  Fixed income and convertible securities purchased by the Fund will generally be rated at least A- by S&P or Fitch or A3 by Moody's, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality. The Fund will invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

- Special Risks
  Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

MUNICIPAL OBLIGATIONS

Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

- Investment Strategy
  The Fund will normally invest at least 80% of its net assets in municipal obligations.

- Special Risks
  Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT).


OTHER INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Fund may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. The Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks
  Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
                                                                YOUR INVESTMENT
             -----------------------------------------
PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $100,000                  4.00     4.17      3.75
        $100,000 but less than $250,000     3.00     3.09      2.75
        $250,000 but less than $500,000     2.00     2.04      1.75
        $500,000 but less than $1,000,000   1.25     1.27      1.00
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Tax-Free Short-Intermediate Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
DISTRIBUTION AND SERVICE FEES
----------------------------------------------------------

12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).
                                                                  DISTRIBUTIONS
             -----------------------------------------
As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects that a portion of its dividend distributions will be exempt from federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
                                                         MANAGEMENT OF THE FUND
             -----------------------------------------
INVESTMENT ADVISOR

Munder Capital Management (MCM),
480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

TAX-FREE SHORT-INTERMEDIATE                   Year       Year       Year       Year     Year
BOND FUND(a)                                 Ended      Ended      Ended      Ended     Ended
(CLASS A)                                  6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                            Class A    Class A    Class A    Class A   Class A
                                           ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period         $10.40     $10.05     $10.22     $10.46   $10.41
                                             ------     ------     ------     ------   ------
Income from investment operations:
Net investment income                          0.37       0.39       0.38       0.38     0.43
Net realized and unrealized gain/(loss) on
 investments                                   0.20       0.35      (0.12)     (0.14)    0.13
                                             ------     ------     ------     ------   ------
Total from investment operations               0.57       0.74       0.26       0.24     0.56
                                             ------     ------     ------     ------   ------
Less distributions:
Dividends from net investment income          (0.37)     (0.39)     (0.38)     (0.38)   (0.42)
Distributions from net realized gains         (0.06)        --      (0.05)     (0.10)   (0.09)
                                             ------     ------     ------     ------   ------
Total distributions                           (0.43)     (0.39)     (0.43)     (0.48)   (0.51)
                                             ------     ------     ------     ------   ------
Net asset value, end of period               $10.54     $10.40     $10.05     $10.22   $10.46
                                             ======     ======     ======     ======   ======
Total return (b)                               5.60%      7.51%      2.68%      2.27%    5.44%
                                             ======     ======     ======     ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $8,207     $5,899     $5,745     $5,642   $6,554
Ratio of operating expenses to average net
 assets                                        0.94%      0.97%      0.97%      0.96%    0.94%
Ratio of net investment income to average
 net assets                                    3.55%      3.79%      3.75%      3.64%    4.07%
Portfolio turnover rate                          10%        23%        15%        25%      27%
Ratio of operating expenses to average net
 assets without expenses waivers               0.94%      0.97%      0.97%      0.96%    0.94%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Short-Intermediate Bond Fund Class A Shares commenced operations on November 30, 1992.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

TAX-FREE SHORT-INTERMEDIATE                   Year       Year       Year       Year     Year
BOND FUND(a)                                 Ended      Ended      Ended      Ended     Ended
(CLASS B)                                  6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                            Class B    Class B    Class B    Class B   Class B
                                           ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period         $10.38     $10.03     $10.21     $10.45   $10.40
                                             ------     ------     ------     ------   ------
Income from investment operations:
Net investment income                          0.29       0.31       0.30       0.30     0.37
Net realized and unrealized gain/(loss) on
 investments                                   0.22       0.36      (0.12)     (0.13)    0.11
                                             ------     ------     ------     ------   ------
Total from investment operations               0.51       0.67       0.18       0.17     0.48
                                             ------     ------     ------     ------   ------
Less distributions:
Dividends from net investment income          (0.30)     (0.32)     (0.31)     (0.31)   (0.34)
Distributions from net realized gains         (0.06)        --      (0.05)     (0.10)   (0.09)
                                             ------     ------     ------     ------   ------
Total distributions                           (0.36)     (0.32)     (0.36)     (0.41)   (0.43)
                                             ------     ------     ------     ------   ------
Net asset value, end of period               $10.53     $10.38     $10.03     $10.21   $10.45
                                             ======     ======     ======     ======   ======
Total return (b)                               4.91%      6.72%      1.82%      1.51%    4.68%
                                             ======     ======     ======     ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $3,401     $1,987     $1,377     $1,285   $  465
Ratio of operating expenses to average net
 assets                                        1.69%      1.72%      1.72%      1.71%    1.69%
Ratio of net investment income to average
 net assets                                    2.80%      3.04%      3.00%      2.88%    3.32%
Portfolio turnover rate                          10%        23%        15%        25%      27%
Ratio of operating expenses to average net
 assets without expense waivers                1.69%      1.72%      1.72%      1.71%    1.69%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Short-Intermediate Bond Fund Class B Shares commenced operations on May 16, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

TAX-FREE SHORT-INTERMEDIATE BOND                          Year       Year       Year      Period
FUND(a)                                                  Ended      Ended      Ended      Ended
(CLASS C)                                              6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c)
                                                        Class C    Class C    Class C    Class C
                                                       ---------- ---------- ---------- ----------
Net asset value, beginning of period                     $10.46     $10.10     $10.28     $10.48
                                                         ------     ------     ------     ------
Income from investment operations:
Net investment income                                      0.29       0.32       0.30       0.30
Net realized and unrealized gain/(loss) on investments     0.22       0.36      (0.12)     (0.09)
                                                         ------     ------     ------     ------
Total from investment operations                           0.51       0.68       0.18       0.21
                                                         ------     ------     ------     ------
Less distributions:
Dividends from net investment income                      (0.30)     (0.32)     (0.31)     (0.31)
Distributions from net realized gains                     (0.06)        --      (0.05)     (0.10)
                                                         ------     ------     ------     ------
Total distributions                                       (0.36)     (0.32)     (0.36)     (0.41)
                                                         ------     ------     ------     ------
Net asset value, end of period                           $10.61     $10.46     $10.10     $10.28
                                                         ======     ======     ======     ======
Total return (b)                                           4.88%      6.78%      1.81%      1.90%
                                                         ======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $2,197     $  302     $  248     $  152
Ratio of operating expenses to average net assets          1.69%      1.72%      1.72%      1.71%(d)
Ratio of net investment income to average net assets       2.80%      3.04%      3.00%      2.98%(d)
Portfolio turnover rate                                      10%        23%        15%        25%
Ratio of operating expenses to average net assets
 without expense waivers                                   1.69%      1.72%      1.72%      1.71%(d)

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

TAX-FREE SHORT-INTERMEDIATE                   Year       Year       Year       Year     Year
BOND FUND(a)                                 Ended      Ended      Ended      Ended     Ended
(CLASS Y)                                  6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                            Class Y    Class Y    Class Y    Class Y   Class Y
                                           ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period         $10.41     $10.06     $10.22     $10.47   $10.42

                                             ------     ------     ------     ------   ------
Income from investment operations:
Net investment income                          0.40       0.41       0.40       0.41     0.45
Net realized and unrealized gain/(loss) on
 investments                                   0.20       0.36      (0.10)     (0.15)    0.14

                                             ------     ------     ------     ------   ------
Total from investment operations               0.60       0.77       0.30       0.26     0.59

                                             ------     ------     ------     ------   ------
Less distributions:
Dividends from net investment income          (0.40)     (0.42)     (0.41)     (0.41)   (0.45)
Distributions from net realized gains         (0.06)        --      (0.05)     (0.10)   (0.09)

                                             ------     ------     ------     ------   ------
Total distributions                           (0.46)     (0.42)     (0.46)     (0.51)   (0.54)

                                             ------     ------     ------     ------   ------
Net asset value, end of period               $10.55     $10.41     $10.06     $10.22   $10.47

                                             ======     ======     ======     ======   ======
Total return (b)                               5.86%      7.77%      3.04%      2.42%    5.70%

                                             ======     ======     ======     ======   ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)         $2,923     $3,309     $6,867     $7,905   $9,419
Ratio of operating expenses to average net
 assets                                        0.69%      0.72%      0.72%      0.71%    0.69%
Ratio of net investment income to average
 net assets                                    3.80%      4.04%      4.00%      3.88%    4.32%
Portfolio turnover rate                          10%        23%        15%        25%      27%
Ratio of operating expenses to average
 net assets without expense waivers            0.69%      0.72%      0.72%      0.71%    0.69%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Short-Intermediate Bond Fund Class Y Shares commenced operations on December 17, 1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------
Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.
TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROTFSBOND1002

                       MUNDER U.S. GOVERNMENT INCOME FUND
                            Class A, B, C & Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder U.S. Government Income Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER U.S. GOVERNMENT INCOME FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                    1995                 17.49
                    1996                  3.13
                    1997                  8.99
                    1998                  7.50
                    1999                 (0.88)
                    2000                 11.64
                    2001                  7.77
                    2002                 10.10

              Year-to-date through 3/31/03:    0.87%

              Best Quarter:     5.97%       (quarter ended 6/30/95)
              Worst Quarter:   (2.08)%      (quarter ended 3/31/96)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

-------------------------------------------------------------------------------------------------------------
                                                                                                     Since
                                                                                1 Year   5 Years   Inception
                                                                                  %         %        %/(1)/
-------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              10.10     7.14       7.61
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                               7.73     4.64       4.92
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                       6.14     4.45       4.75
-------------------------------------------------------------------------------------------------------------
Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees, expenses or
     taxes)                                                                      11.50     7.77       8.19
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               5.35     5.98       6.84
-------------------------------------------------------------------------------------------------------------
Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees, expenses or
     taxes)                                                                      11.50     7.77       8.04
-------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               3.90     5.75       6.13
-------------------------------------------------------------------------------------------------------------
Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees, expenses or
     taxes)                                                                      11.50     7.77       7.75
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               7.91     6.05       6.35
-------------------------------------------------------------------------------------------------------------
Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees, expenses or
     taxes)                                                                      11.50     7.77       8.25
-------------------------------------------------------------------------------------------------------------

____________________

(1) The inception dates for the Class Y, Class A, Class B and Class C shares are 7/5/94, 7/28/94, 9/6/95 and 8/12/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are as of 7/1/94, 8/1/94, 9/1/95 and 8/1/96, respectively.

(2) The Lehman Brothers Government Bond Index is an unmanaged index that is made up of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporation and corporate debt guaranteed by the U.S. Government.

3. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

        --    Investment Strategy
              The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

4. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 8 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

5. Under the heading of "Your Investment - Share Class Selection - Class B Shares," which begins on page 11 of the Prospectus, the fourth bullet point is hereby amended to read in its entirety as follows:

        Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically on the first business day of the month following the sixth anniversary of the date of the original purchase.

6. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 18 of the Prospectus:

        The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

7. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

        A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

8. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

        A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

9. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

10.     The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder U.S. Government Income Fund
-------------------------------------------------------------------

CLASS A, B, C & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

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[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

       TABLE OF CONTENTS


      MUNDER U.S. GOVERNMENT INCOME FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       5
             Glossary                                                6

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       7
             Other Investment Strategies and Risks                   7

      YOUR INVESTMENT
             Purchasing Shares                                       10
             Exchanging Shares                                       10
             Redeeming Shares                                        10
             Share Class Selection                                   11

      APPLICABLE SALES CHARGES
             Front-End Sales Charge - Class A Shares                 12
             CDSCs                                                   12

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              13
             Other Information                                       13

      VALUING FUND SHARES                                            14

      DISTRIBUTIONS                                                  14

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  15
             Taxes on Sales or Exchanges                             15
             Other Considerations                                    16

      MANAGEMENT OF THE FUND
             Investment Advisor                                      16
             Portfolio Managers                                      16
             Performance Information                                 16

      FINANCIAL HIGHLIGHTS                                           18

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder U.S. Government Income Fund

CLASS A, B, C & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide high current income.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in a broad range of U.S. Government securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

U.S. Government securities are high-quality securities, including mortgage-backed securities, issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and an analysis of such factors as interest rate relationships, the relative attractiveness of the government-related sectors of the market and the characteristics of individual issues.

The Fund's dollar-weighted average maturity generally will range between six and twenty-two years.

The Fund may also invest in other fixed income securities that are rated AAA or better, or if unrated, are of comparable quality.

PRINCIPAL RISKS
------------------------------------------------------
All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Credit or (Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Prepayment Risk
  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A, Class B and Class C shares, net of applicable sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder U.S. Government Income Fund CLASS Y


TOTAL RETURN (%)
per calendar year

                                    [CHART]

1995   17.49
1996    3.13
1997    8.99
1998    7.50
1999   (0.88)
2000   11.64
2001    7.77

                      YTD through 9/30/02   9.87%

                      Best Quarter        Q2 1995  5.97%
                      Worst Quarter       Q1 1996 (2.08%)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                                   Since
                                                                  1 Year 5 Years Inception
                                                                    %       %     %/(1)/
CLASS Y
  Return Before Taxes                                              7.77   6.92     7.28
  Return After Taxes on Distributions                              5.35   4.33     4.55
  Return After Taxes on Distributions and Sale of Fund Shares      4.69   4.24     4.46
  Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              7.24   7.40     7.76
CLASS A
  Return Before Taxes                                              3.33   5.79     6.45
  Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              7.24   7.40     7.58
CLASS B
  Return Before Taxes                                              1.67   5.56     5.70
  Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              7.24   7.40     7.17
CLASS C
  Return Before Taxes                                              5.67   5.87     5.88
  Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                              7.24   7.40     7.66

--------------------------------------------------------------------------------

(1)The inception dates for the Class Y, Class A, Class B and Class C shares are 7/5/94, 7/28/94, 9/6/95 and 8/12/96, respectively. The index returns from inception for Class Y, Class A, Class B and Class C shares are from 7/1/94, 8/1/94, 9/1/95 and 8/1/96, respectively.
(2)The Lehman Brothers Government Bond Index is an unmanaged index that is made up of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares; after-tax returns for the Class A, Class B and Class C shares will vary.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                           Class A  Class B Class C Class Y
SHAREHOLDER FEES                                           Shares   Shares  Shares  Shares
paid directly from your investment                         -------  ------- ------- -------
Maximum Sales Charge (load) imposed on purchases (as a
 % of offering price)                                        4%(a)    None    None   None
Maximum Deferred Sales Charge (load) (as a % of the
 lesser of original purchase price or redemption proceeds)  None(b)   5%(c)   1%(d)  None
Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                   None     None    None   None
Redemption Fees                                              None     None    None   None
Exchange Fees                                                None     None    None   None

                                                           Class A  Class B Class C Class Y
ANNUAL FUND OPERATING EXPENSES                             Shares   Shares  Shares  Shares
paid from Fund assets (as a % of net assets)               -------  ------- ------- -------
Management Fees                                              0.50%    0.50%   0.50%  0.50%
Distribution and/or Service (12b-1) Fees                     0.25%    1.00%   1.00%  0.00%
Other Expenses                                               0.19%    0.19%   0.19%  0.19%
                                                            ----      --      --     -----
Total Annual Fund Operating Expenses                         0.94%    1.69%   1.69%  0.69%
                                                            ====      ==      ==     =====

--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Class A  Class B  Class B    Class C Class C  Class Y
                  Shares   Shares*  Shares**   Shares* Shares** Shares
                  ------- -------   --------   ------- -------- -------
         1 Year   $  492  $  672     $  172    $  272   $  172   $ 70
         3 Years  $  688  $  833     $  533    $  533   $  533   $221
         5 Years  $  899  $1,118     $  918    $  918   $  918   $384
         10 Years $1,059  $1,797***  $1,797*** $1,998   $1,998   $859

--------------------------------------------------------------------------------

  *Assumes you sold your shares at the end of the time period.
 **Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of the original purchase.

GLOSSARY
------------------------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and date.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

                                                            MORE ABOUT THE FUND
             -----------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

                                                            FURTHER INFORMATION
                                                           REGARDING THE FUND'S
                                                           PRINCIPAL INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------
U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.


                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------
BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of total assets. This is a fundamental policy that can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

- Investment Strategy
  The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

  There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies, being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

- Investment Strategy
  The Fund may engage in short-term trading of portfolio securities which may result in increasing the Fund's turnover rates.

- Special Risks
  A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund's performance.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks
  The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
YOUR INVESTMENT
------------------------------------------------------
PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class B, Class C or Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

- Front-end sales charge. There are several ways to reduce these sales charges.

- Lower annual expenses than Class B and Class C shares.

Class B Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

- Higher annual expenses than Class A shares.

- Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.

- Cannot be used for investments of over $250,000.

Class C Shares

- No front-end sales charge. All your money goes to work for you right away.

- A CDSC on shares you sell within one year of purchase.

- Higher annual expenses than Class A shares.

- Shares do not convert to another class.

Class Y Shares
(Eligible Investors Only)

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

APPLICABLE SALES CHARGES
------------------------------------------------------

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                          Sales Charge as     Dealer
                                          a Percentage of   Reallowance
                                          ----------------     as a
                                                      Net   Percentage
                                             Your    Asset    of the
                                          Investment Value  Offer Price
                                              %        %         %
        Less than $100,000                  4.00     4.17      3.75
        $100,000 but less than $250,000     3.00     3.09      2.75
        $250,000 but less than $500,000     2.00     2.04      1.75
        $500,000 but less than $1,000,000   1.25     1.27      1.00
        $1,000,000 or more                  None*    None* (see below)**

  *No initial sales charge applies on investments of $1 million or more;
   however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
 **The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see the Shareholder Guide.

CDSCs

You pay a CDSC when you redeem:

 - Class A shares purchased within one year of redemption as part of an investment of $1 million or more;
 - Class B shares within six years of buying them; or
 - Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the U.S. Government Income Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                          Years Since Purchased  CDSC
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class C shares, the Fund's distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

The CDSC on Class B or Class C shares may be waived under certain circumstances. Please see the Shareholder Guide.
                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------
12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------
The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of the Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).


DISTRIBUTIONS
------------------------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences.
A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
-------------------------------------------------

INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

PERFORMANCE INFORMATION

The table below contains performance information for the Fund, which was created through the conversion of a collective trust fund that had investment objectives and policies that were materially similar to those of the Fund. Immediately before and after the conversion, the same person managed both the collective trust fund and the Fund .

The table:

 - includes the average annual total returns of the collective trust fund prior to the conversion and the average annual total returns of the Fund after the conversion;
 - assumes that net investment income and dividends have been reinvested;

 - assumes that the collective trust fund paid the same levels of fees and expenses as the Fund currently pays although the actual expenses of the collective trust fund may have been lower;
 - does not reflect any potential negative impact on the collective trust fund's performance if it had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue
   Code) as the Fund; and
 - indicates past performance only and does not predict future results.

                                                   Lehman
                                     Munder U.S.  Brothers
                                     Government  Government
                                     Income Fund    Bond
                      Period Ended   (Class Y)*   Index**
                     June 30, 2002        %          %
                     -------------   ----------- ----------
                     1 Year             9.42        8.81
                     5 Years            7.30        7.64
                     10 Years           6.81        7.31
                     Since Inception
                      (11/1/62)         6.51         N/A

--------------------------------------------------------------------------------

  *Converted from collective trust fund to mutual fund on July 5, 1994. All performance after that conversion is that of the Fund.
 **Lehman Brothers Government Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible securities of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

U.S. GOVERNMENT INCOME FUND(a)                     Year       Year      Year         Year     Year
(CLASS A)                                         Ended       Ended    Ended        Ended     Ended
                                                6/30/02(c)   6/30/01 6/30/00(c)   6/30/99(c) 6/30/98
                                                 Class A     Class A  Class A      Class A   Class A
                                                ----------   ------- ----------   ---------- -------
Net asset value, beginning of period             $ 10.20     $ 9.79    $10.03       $10.38   $10.09
                                                 -------     ------    ------       ------   ------
Income from investment operations:
Net investment income                               0.56(e)    0.60      0.59         0.59     0.61
Net realized and unrealized gain/(loss) on
 investments                                        0.35       0.42     (0.23)       (0.37)    0.35
                                                 -------     ------    ------       ------   ------
Total from investment operations                    0.91       1.02      0.36         0.22     0.96
                                                 -------     ------    ------       ------   ------
Less distributions:
Dividends from net investment income               (0.58)     (0.61)    (0.60)       (0.55)   (0.61)
Distributions from net realized gains                 --         --     (0.00)(d)    (0.01)   (0.06)
Distributions in excess of net realized gains         --         --     (0.00)(d)    (0.01)      --
                                                 -------     ------    ------       ------   ------
Total distributions                                (0.58)     (0.61)    (0.60)       (0.57)   (0.67)
                                                 -------     ------    ------       ------   ------
Net asset value, end of period                   $ 10.53     $10.20    $ 9.79       $10.03   $10.38
                                                 =======     ======    ======       ======   ======
Total return (b)                                    9.15%     10.52%     3.84%        2.12%    9.71%
                                                 =======     ======    ======       ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $12,739     $8,153    $3,988       $4,516   $2,598
Ratio of operating expenses to average net
 assets                                             0.94%      0.97%     0.97%        0.96%    0.94%
Ratio of net investment income to average net
 assets                                             5.37%(e)   5.86%     6.07%        5.76%    6.00%
Portfolio turnover rate                               19%        23%       15%          23%      85%
Ratio of operating expenses to average net
 assets without expense waivers                     0.94%      0.97%     0.97%        0.96%    0.94%

--------------------------------------------------------------------------------

(a)The Munder U.S. Government Income Fund Class A Shares commenced operations on July 28, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.57 for Class A Shares and the ratio of net investment income to average net assets would have been 5.52% for Class A Shares.

U.S. GOVERNMENT INCOME FUND(a)                   Year       Year       Year         Year     Year
(CLASS B)                                       Ended       Ended     Ended        Ended     Ended
                                              6/30/02(c)   6/30/01  6/30/00(c)   6/30/99(c) 6/30/98
                                               Class B     Class B   Class B      Class B   Class B
                                              ----------   -------  ----------   ---------- -------
Net asset value, beginning of period           $ 10.21     $  9.79    $10.03       $10.38   $10.09
                                               -------     -------    ------       ------   ------
Income from investment operations:
Net investment income                             0.48(e)     0.52      0.52         0.52     0.50
Net realized and unrealized gain/(loss) on
 investments                                      0.36        0.43     (0.24)       (0.37)    0.38
                                               -------     -------    ------       ------   ------
Total from investment operations                  0.84        0.95      0.28         0.15     0.88
                                               -------     -------    ------       ------   ------
Less distributions:
Dividends from net investment income             (0.50)      (0.53)    (0.52)       (0.48)   (0.53)
Distributions from net realized gains               --          --     (0.00)(d)    (0.01)   (0.06)
Distributions in excess of net realized gains       --          --     (0.00)(d)    (0.01)      --
                                               -------     -------    ------       ------   ------
Total distributions                              (0.50)      (0.53)    (0.52)       (0.50)   (0.59)
                                               -------     -------    ------       ------   ------
Net asset value, end of period                 $ 10.55     $ 10.21    $ 9.79       $10.03   $10.38
                                               =======     =======    ======       ======   ======
Total return (b)                                  8.43%       9.90%     2.97%        1.36%    8.89%
                                               =======     =======    ======       ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $14,759     $10,455    $5,270       $4,690   $  970
Ratio of operating expenses to average net
 assets                                           1.69%       1.72%     1.72%        1.71%    1.69%
Ratio of net investment income to average net
 assets                                           4.62%(e)    5.11%     5.32%        5.01%    5.25%
Portfolio turnover rate                             19%         23%       15%          23%      85%
Ratio of operating expenses to average net
 assets without expense waivers                   1.69%       1.72%     1.72%        1.71%    1.69%

--------------------------------------------------------------------------------

(a)The Munder U.S. Government Income Fund Class B Shares commenced operations on September 6, 1995.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.49 for Class B Shares and the ratio of net investment income to average net assets would have been 4.77% for Class B Shares.

U.S. GOVERNMENT INCOME FUND(a)                     Year       Year      Year         Year     Year
(CLASS C)                                         Ended       Ended    Ended        Ended     Ended
                                                6/30/02(c)   6/30/01 6/30/00(c)   6/30/99(c) 6/30/98
                                                 Class C     Class C  Class C      Class C   Class C
                                                ----------   ------- ----------   ---------- -------
Net asset value, beginning of period              $10.20     $ 9.77    $10.02       $10.37   $10.09
                                                  ------     ------    ------       ------   ------
Income from investment operations:
Net investment income                               0.48(e)    0.52      0.52         0.52     0.50
Net realized and unrealized gain/(loss) on
 investments                                        0.35       0.44     (0.25)       (0.37)    0.37
                                                  ------     ------    ------       ------   ------
Total from investment operations                    0.83       0.96      0.27         0.15     0.87
                                                  ------     ------    ------       ------   ------
Less distributions:
Dividends from net investment income               (0.50)     (0.53)    (0.52)       (0.48)   (0.53)
Distributions from net realized gains                 --         --     (0.00)(d)    (0.01)   (0.06)
Distributions in excess of net realized gains         --         --     (0.00)(d)    (0.01)      --
                                                  ------     ------    ------       ------   ------
Total distributions                                (0.50)     (0.53)    (0.52)       (0.50)   (0.59)
                                                  ------     ------    ------       ------   ------
Net asset value, end of period                    $10.53     $10.20    $ 9.77       $10.02   $10.37
                                                  ======     ======    ======       ======   ======
Total return (b)                                    8.33%     10.02%     2.87%        1.35%    8.82%
                                                  ======     ======    ======       ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $2,295     $2,301    $1,228       $1,187   $  101
Ratio of operating expenses to average net
 assets                                             1.69%      1.72%     1.72%        1.71%    1.69%
Ratio of net investment income to average net
 assets                                             4.62%(e)   5.11%     5.32%        5.01%    5.25%
Portfolio turnover rate                               19%        23%       15%          23%      85%
Ratio of operating expenses to average net
 assets without expense waivers                     1.69%      1.72%     1.72%        1.71%    1.69%

--------------------------------------------------------------------------------

(a)The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.49 for Class C Shares and the ratio of net investment income to average net assets would have been 4.77% for Class C Shares.

U.S. GOVERNMENT INCOME FUND(a)                   Year       Year       Year         Year     Year
(CLASS Y)                                       Ended       Ended     Ended        Ended     Ended
                                              6/30/02(c)   6/30/01  6/30/00(c)   6/30/99(c) 6/30/98
                                               Class Y     Class Y   Class Y      Class Y   Class Y
                                              ----------   -------  ----------   ---------- -------
Net asset value, beginning of period           $ 10.21     $  9.79   $ 10.03      $ 10.38   $ 10.09

                                               -------     -------   -------      -------   -------
Income from investment operations:
Net investment income                             0.59(d)     0.62      0.62         0.62      0.62
Net realized and unrealized gain/(loss) on
 investments                                      0.35        0.43     (0.24)       (0.37)     0.36

                                               -------     -------   -------      -------   -------
Total from investment operations                  0.94        1.05      0.38         0.25      0.98

                                               -------     -------   -------      -------   -------
Less distributions:
Dividends from net investment income             (0.61)      (0.63)    (0.62)       (0.58)    (0.63)
Distributions from net realized gains               --          --     (0.00)(d)    (0.01)    (0.06)
Distributions in excess of net realized gains       --          --     (0.00)(d)    (0.01)       --

                                               -------     -------   -------      -------   -------
Total distributions                              (0.61)      (0.63)    (0.62)       (0.60)    (0.69)

                                               -------     -------   -------      -------   -------
Net asset value, end of period                 $ 10.54     $ 10.21   $  9.79      $ 10.03   $ 10.38

                                               =======     =======   =======      =======   =======
Total return (b)                                  9.42%      11.03%     4.00%        2.37%     9.97%

                                               =======     =======   =======      =======   =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $39,843     $29,599   $32,453      $73,308   $70,842
Ratio of operating expenses to average net
 assets                                           0.69%       0.72%     0.72%        0.71%     0.69%
Ratio of net investment income to average net
 assets                                           5.62%(e)    6.11%     6.32%        5.99%     6.25%
Portfolio turnover rate                             19%         23%       15%          23%       85%
Ratio of operating expenses to average net
 assets without expense waivers                   0.69%       0.72%     0.72%        0.71%     0.69%

--------------------------------------------------------------------------------

(a)The Munder U.S. Government Income Fund Class Y Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.60 for Class Y Shares and the ratio of net investment income to average net assets would have been 5.77% for Class Y Shares.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A, Class B, Class C and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROUSGVT1002

                     MUNDER U.S. TREASURY MONEY MARKET FUND
                              Class A and Y Shares

                         Supplement Dated April 30, 2003
                      to Prospectus Dated October 31, 2002

Effective April 30, 2003, Munder U.S. Treasury Money Market Fund ("Fund"), formerly a series of The Munder Funds Trust, was reorganized and redomiciled as a new series of Munder Series Trust. The reorganization and redomiciliation was approved by the Board of Trustees of The Munder Funds Trust on February 11, 2003 and by shareholders of the Fund on April 28, 2003.

As a result of the reorganization and redomiciliation, the following changes to the Fund's Prospectus dated October 31, 2002 are effective April 30, 2003:

1. Unless the Prospectus (as modified by this Supplement) expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

2. Under the heading of "Performance," which begins on page 3 of the Prospectus, the bar chart and table of average annual total returns are amended to read in their entirety as follows:

MUNDER U.S. TREASURY MONEY MARKET FUND CLASS Y

TOTAL RETURN (%)
per calendar year

[BAR CHART]

                              1993            2.60
                              1994            3.59
                              1995            5.33
                              1996            4.83
                              1997            4.97
                              1998            4.86
                              1999            4.41
                              2000            5.61
                              2001            3.33
                              2002            1.14


                 Year-to-date through 3/31/03:     0.13%

       Best Quarter:           1.48%        (quarter ended 12/31/00)
       Worst Quarter:          0.24%        (quarter ended 12/31/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Since
                                                                                 1 Year    5 Years    10 Years    Inception
                                                                                   %          %          %          %/(1)/
------------------------------------------------------------------------------------------------------------------------------
CLASS Y                                                                           1.14      3.86        4.06         4.31
------------------------------------------------------------------------------------------------------------------------------
CLASS A                                                                           0.88      3.59        3.83         3.82
------------------------------------------------------------------------------------------------------------------------------

--------------------

(1) The inception date for Class Y and Class A shares is 3/14/90 and 11/24/92, respectively.

3. Under the heading of "Other Investment Strategies and Risks - Borrowing," which begins on page 7 of the Prospectus, the first bullet point is hereby amended to read in its entirety as follows:

       --     Investment Strategy
              The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

4. Under the heading of "Other Investment Strategies and Risks - Securities Lending," which begins on page 7 of the Prospectus, the phrase "no more than 25%" in the first bullet point is hereby replaced with the phrase "no more than 33 1/3%."

5. The following information hereby replaces in its entirety the last sentence of the first paragraph under the heading of "Financial Highlights," which begins on page 14 of the Prospectus:

       The Fund's unaudited financial statements for the six-month period ended December 31, 2002 are included in the Fund's semi-annual report to shareholders and are hereby incorporated by reference in their entirety into this Prospectus. These unaudited financial statements are also incorporated by reference into the Statement of Additional Information. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are available without charge by calling (800) 438-5789 or visiting the website at www.munder.com. You will also find in these reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period covered by the report.

6. Under the heading of "Policies for Purchasing Shares - Accounts Below Minimums," which begins on page S-3 of the Shareholder Guide, the phrase ", which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee" in the first sentence of the first paragraph is hereby deleted in its entirety. In addition, the following text is hereby added to the end of the second paragraph under that heading:

       A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase of Class A, Class B, Class C or Class II shares. You will have the option to increase the value of your account upon receipt of such notice.

7. The following information is hereby added at the end of the current text under the heading of "Policies for Redeeming Shares - Short-Term Trading Fee," which begins on page S-7 of the Shareholder Guide:

       A short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum.

8. Under the heading of "Additional Policies for Purchases, Exchanges and Redemptions," which begins on page S-10 of the Shareholder Guide, in the first sentence of the second bullet point on page S-11, the word "generally" in the parenthetical phrase is hereby deleted and the following phrase is added to the end of that sentence: "except as described below in case of shares purchased by check."

9.    The SEC File Number applicable to the Fund is 811-21294.

A revised Statement of Additional Information is available without charge by calling (800) 438-5789 or visiting the website at www.munder.com.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Munder U.S. Treasury Money Market Fund
-------------------------------------------------------------------

CLASS A & Y SHARES




                                  PROSPECTUS

                               October 31, 2002

                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                                FAMILY OF FUNDS
                                             (offered in separate prospectuses)

                                                               LARGE-CAP EQUITY

                                                               Large-Cap Growth
                                                            Multi-Season Growth
                                                                      Index 500
                                                                Large-Cap Value

                                                       MID- TO MICRO-CAP EQUITY

                                                                  MidCap Select
                                                           Small Company Growth
                                                                Small-Cap Value
                                                               Micro-Cap Equity

                                                            NICHE/SECTOR EQUITY

                                                                         NetNet
                                                              Future Technology
                                                                     Healthcare
                                                                   Bio(Tech)/2/
                                                                     Power Plus
                                                  Real Estate Equity Investment

                                                                         HYBRID

                                                                       Balanced
                                                                  Fund of Funds

                                                                  INTERNATIONAL

                                                           International Growth
                                                           International Equity
                                                             International Bond
                                                               Emerging Markets

                                                                 TAXABLE INCOME

                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income

                                                                TAX-FREE INCOME

                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                                   MONEY MARKET

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

       TABLE OF CONTENTS


      MUNDER U.S. TREASURY MONEY MARKET
        FUND
             Goal and Principal Investment Strategies                1
             Principal Risks                                         2
             Performance                                             3
             Fees and Expenses                                       4
             Glossary                                                5

      MORE ABOUT THE FUND
             Further Information Regarding the Fund's Principal
               Investment Strategies and Risks                       6
             Other Investment Strategies and Risks                   7

      YOUR INVESTMENT
             Purchasing Shares                                       8
             Exchanging Shares                                       8
             Redeeming Shares                                        8
             Share Class Selection                                   9

      APPLICABLE SALES CHARGES
             CDSCs                                                   9

      DISTRIBUTION AND SERVICE FEES
             12b-1 Fees                                              9
             Other Information                                       10

      VALUING FUND SHARES                                            10

      DISTRIBUTIONS                                                  11

      FEDERAL TAX CONSIDERATIONS
             Taxes on Distributions                                  12
             Taxes on Sales or Exchanges                             12
             Other Considerations                                    12

      MANAGEMENT OF THE FUND
             Investment Advisor                                      13

      FINANCIAL HIGHLIGHTS                                           14

      SHAREHOLDER GUIDE
             How to Reach the Funds                                  S-1
             Purchase Information                                    S-1
             Redemption Information                                  S-5
             Exchange Information                                    S-8
             Additional Policies for Purchases, Exchanges and
               Redemptions                                           S-10
             Shareholder Privileges                                  S-11

Munder U.S. Treasury Money Market Fund

CLASS A & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets solely in short-term bonds, bills and notes, issued by the U.S. Treasury (including "stripped" securities). This investment strategy may not be changed without 60 days' prior notice to shareholders.

The Fund also invests in repurchase agreements relating to U.S. Treasury obligations.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

PRINCIPAL RISKS
------------------------------------------------------
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Interest Rate Risk
  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for the last ten calendar years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

The annual returns in the bar chart are for the Fund's Class Y shares. Performance of Class A shares would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Munder U.S. Treasury Money Market Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1992 3.29
1993 2.60
1994 3.59
1995 5.33
1996 4.83
1997 4.97
1998 4.86
1999 4.41
2000 5.61
2001 3.33

                       YTD through 9/30/02   0.89%

                       Best Quarter        Q4 2000 1.48%
                       Worst Quarter       Q4 2001 0.45%

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                    Since
        1 Year 5 Years 10 Years Inception/(1)/
          %       %       %           %
CLASS Y  3.33   4.64     4.28       4.59
CLASS A  3.07   4.38      N/A       4.15

--------------------------------------------------------------------------------

(1)The inception date for Class Y and Class A shares is 3/14/90 and 11/24/92, respectively.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                                                      Class A  Class Y
SHAREHOLDER FEES                                                                      Shares   Shares
paid directly from your investment                                                    -------  -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)             None    None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price
 or redemption proceeds)                                                               None(a)  None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                             None    None
Redemption Fees                                                                         None    None
Exchange Fees                                                                           None    None

                                                                                      Class A  Class Y
ANNUAL FUND OPERATING EXPENSES                                                        Shares   Shares
paid from Fund assets (as a % of net assets)                                          -------  -------
Management Fees                                                                         0.35%   0.35%
Distribution and/or Service (12b-1) Fees                                                0.25%   0.00%
Other Expenses                                                                          0.20%   0.20%
                                                                                       ----     -----
Total Annual Fund Operating Expenses                                                    0.80%   0.55%
                                                                                       ====     =====

--------------------------------------------------------------------------------

(a)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. Effective October 31, 2002, if you redeem Class A shares of the Fund that were acquired through an exchange from another Munder Fund or Funds that you purchased as part of an investment of $1 million or more, and your redemption occurs within one year of your original Munder Fund(s) purchase, a 1% CDSC will apply upon redemption.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     Class A Class Y
                                     Shares  Shares
                                     ------- -------
                            1 Year    $ 82    $ 56
                            3 Years   $255    $176
                            5 Years   $444    $307
                            10 Years  $990    $689

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

..  A-2- or higher by S&P;
..  P-2- or higher by Moody's; or
..  F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Investment Strategy
  Securities purchased by the Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

- Special Risks
  Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to one-third of its total assets for temporary emergency purposes and will not purchase securities while its aggregate borrowings are in excess of 5% of its total assets. This is a fundamental policy which can be changed only by shareholders.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

YOUR INVESTMENT
------------------------------------------------------

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form, plus any applicable sales charge.

You may purchase Class Y shares of the Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements and available sales charge waivers and reductions, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. A sales charge may apply on the exchange.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A and Class Y shares through/by this prospectus. Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," in estimating the costs of investing in a particular class of shares.

Class A Shares

- Although there is no front-end sales charge on the Fund, other Munder Funds offering Class A shares are subject to such charges. There are several ways to reduce these sales charges.

Class Y Shares
[Eligible Investors Only]

- No front-end sales charge. All your money goes to work for you right away.

- Lower annual expenses than all other share classes.

The Fund also issues another class of shares, which has different sales charges, expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.

                                                       APPLICABLE SALES CHARGES
             -----------------------------------------

CDSCs

You pay a CDSC when you redeem Class A shares purchased within one year of redemption as part of an investment of $1 million or more.

The time period includes the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the U.S. Treasury Money Market Fund. The CDSC for Class A shares, if applicable, is 1.00%.

                                                  DISTRIBUTION AND SERVICE FEES
         -------------------------------------------------

12B-1 FEES

The Fund has adopted a Distribution and Service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

VALUING FUND SHARES
------------------------------------------------------

The Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to that class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its NAV calculation and transaction deadlines to that time. In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

The Fund may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).


                                                                  DISTRIBUTIONS
             -----------------------------------------


As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares dividend distributions daily and pays them monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

If an investor provides the Fund with advance notice of a purchase and the purchase order is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day requests, which must be received before 2:45 p.m. (Eastern time), redeeming shareholder will receive dividends on the day of redemption.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                         MANAGEMENT OF THE FUND
             -----------------------------------------
INVESTMENT ADVISOR

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of June 30, 2002, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.
MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Fund paid an advisory fee at an annual rate of 0.35% of the Fund's average daily net assets.

FINANCIAL HIGHLIGHTS
------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789 or visit the website at www.munder.com.

U.S. TREASURY MONEY MARKET FUND(a)                    Year     Year     Year     Year     Year
(CLASS A)                                             Ended    Ended    Ended    Ended    Ended
                                                     6/30/02  6/30/01  6/30/00  6/30/99  6/30/98
                                                     Class A  Class A  Class A  Class A  Class A
                                                     -------  -------  -------  -------  -------
Net asset value, beginning of period                 $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     -------  -------  -------  -------  -------
Income from investment operations:
Net investment income                                  0.016    0.048    0.046    0.041    0.047
                                                     -------  -------  -------  -------  -------
Total from investment operations                       0.016    0.048    0.046    0.041    0.047
                                                     -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income                  (0.016)  (0.048)  (0.046)  (0.041)  (0.047)
                                                     -------  -------  -------  -------  -------
Total distributions                                   (0.016)  (0.048)  (0.046)  (0.041)  (0.047)
                                                     -------  -------  -------  -------  -------
Net asset value, end of period                       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     =======  =======  =======  =======  =======
Total return (b)                                        1.56%    4.87%    4.66%    4.23%    4.76%
                                                     =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $24,115  $16,347  $20,631  $27,040  $ 8,646
Ratio of operating expenses to average net assets       0.80%    0.86%    0.86%    0.83%    0.82%
Ratio of net investment income to average net assets    1.57%    4.72%    4.55%    4.10%    4.67%
Ratio of operating expenses to average net assets
 without expense waivers                                0.80%    0.86%    0.86%    0.83%    0.82%

--------------------------------------------------------------------------------

(a)The Munder U.S. Treasury Money Market Fund Class A Shares commenced operations on November 24, 1992.
(b)Total return represents aggregate total return for the period indicated.

U.S. TREASURY MONEY MARKET FUND(a)                    Year     Year     Year     Year     Year
(CLASS Y)                                             Ended    Ended    Ended    Ended    Ended
                                                     6/30/02  6/30/01  6/30/00  6/30/99  6/30/98
                                                     Class Y  Class Y  Class Y  Class Y  Class Y
                                                     -------  -------  -------  -------  -------
Net asset value, beginning of period                 $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     -------  -------  -------  -------  -------
Income from investment operations:
Net investment income                                  0.018    0.050    0.048    0.044    0.049
                                                     -------  -------  -------  -------  -------
Total from investment operations                       0.018    0.050    0.048    0.044    0.049
                                                     -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income                  (0.018)  (0.050)  (0.048)  (0.044)  (0.049)
                                                     -------  -------  -------  -------  -------
Total distributions                                   (0.018)  (0.050)  (0.048)  (0.044)  (0.049)
                                                     -------  -------  -------  -------  -------
Net asset value, end of period                       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     =======  =======  =======  =======  =======
Total return (b)                                        1.82%    5.14%    4.92%    4.33%    5.00%
                                                     =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 6,520  $10,917  $14,266  $33,967  $37,437
Ratio of operating expenses to average net assets       0.55%    0.61%    0.61%    0.58%    0.57%
Ratio of net investment income to average net assets    1.82%    4.97%    4.80%    4.40%    4.92%
Ratio of operating expenses to average net assets
 without expense waivers                                0.55%    0.61%    0.61%    0.58%    0.57%

--------------------------------------------------------------------------------

(a)The Munder U.S. Treasury Money Market Fund Class Y Shares commenced operations on March 14, 1990.
(b)Total return represents aggregate total return for the period indicated.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS A, B, C, II & Y SHARES

The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, II & Y Shares Prospectuses dated October 31, 2002 for each of the Munder Funds.

                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
 - directors, trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

Ineligible investors who select Class Y shares will be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)
Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Investment Minimums
(Class A, B, C & II Shares)
The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act
(UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum.

If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment Minimums (Class Y Shares)
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum.

Accounts Below Minimums
If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee.

We reserve the right, upon 30 days' advance written notice, to redeem your

Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500.

Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General
We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. individuals with an investment account or relationship with the Funds' investment advisor;

2. full-time employees and retired employees of the Funds' investment advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans and employer sponsored retirement plans;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Funds' investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent
If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation
You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

By Writing a Check
Free checkwriting is available to Class A and Class Y shareholders of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee
If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see the "Fees & Expenses" section of the Prospectus) within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption.The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee
For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II redemption requests:

 - redemption proceeds greater than $50,000;
 - redemption proceeds not being made payable to the record owner of the account;
 - redemption proceeds not being mailed to the address of record on the account;
 - redemption proceeds being mailed to address of record that has changed within the last 30 days;
 - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
 - change in ownership or registration of the account; or
 - changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held by a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC WAIVERS

We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

 - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
 - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
 - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Funds' Statement of Additional Information or call (800) 438-5789 for more details.


EXCHANGE INFORMATION
------------------------------------------------------

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

By Internet
If you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the New York Stock Exchange to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

- You may exchange Class C or Class II shares of a Fund for Class C or Class II sharesof other Munder Funds based on their relative NAVs.

- Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

- Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

- The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading, or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

- Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.



ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES
AND REDEMPTIONS
------------------------------------------------------

- We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

- At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but generally not more than seven business days) after we receive your request in proper form. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.



                                                         SHAREHOLDER PRIVILEGES
             -----------------------------------------


Reinstatement Privilege
For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class A and Class Y shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Fund online.This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5899

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROUSTMM1002

Prospectus
--------------------------------------------------------------------------------

CLASS K SHARES




                                  PROSPECTUS


                                April 30, 2003





                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] Munder Funds

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.
                                                        THE MUNDER EQUITY FUNDS

                                                                       Balanced


                                                               Emerging Markets
                                        (formerly Framlington Emerging Markets)
                                                              Future Technology
                                   Healthcare (formerly Framlington Healthcare)
                                                                      Index 500
                                                           International Equity
                                                           International Growth
                                    (formerly Framlington International Growth)


                                                                Large-Cap Value
                                                               Micro-Cap Equity
                                                                  MidCap Select
                                                            Multi-Season Growth
                                                                      NetNet(R)
                                                                     Power Plus
                                                  Real Estate Equity Investment
                                                                Small-Cap Value
                                                           Small Company Growth

                                                        THE MUNDER INCOME FUNDS

                                                                           Bond
                                                              Intermediate Bond
                                                             International Bond
                                                         U.S. Government Income
                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond

                                             Tax-Free Short & Intermediate Bond


                                    (formerly Tax-Free Short-Intermediate Bond)


                                                  THE MUNDER MONEY MARKET FUNDS

                                                                Cash Investment
                                                          Tax-Free Money Market
                                                      U.S.Treasury Money Market

TABLE OF CONTENTS


  2   Balanced Fund
  6   Emerging Markets Fund
 10   Future Technology Fund
 14   Healthcare Fund
 18   Index 500 Fund
 22   International Equity Fund
 26   International Growth Fund
 30   Large-Cap Value Fund
 33   Micro-Cap Equity Fund
 37   MidCap Select Fund
 40   Multi-Season Growth Fund
 43   NetNet(R) Fund
 48   Power Plus Fund(R)
 52   Real Estate Equity Investment Fund
 55   Small-Cap Value Fund
 59   Small Company Growth Fund
 62   Bond Fund
 66   Intermediate Bond Fund
 70   International Bond Fund
 74   U.S. Government Income Fund
 77   Michigan Tax-Free Bond Fund
 81   Tax-Free Bond Fund
 85   Tax-Free Short & Intermediate Bond Fund
 89   Cash Investment Fund
 93   Tax-Free Money Market Fund
 96   U.S. Treasury Money Market Fund

 99   Glossary


101 More About The Funds
103 Disclaimers

106 Your Investment
106 How to Reach the Funds
106 Purchase Information
106 Redemption Information
106 Additional Policies for Purchases and
      Redemptions
107 Service Fees
107 Other Information

109 Valuing Of Fund Shares

110 Distributions

111 Federal Tax Considerations
111 Taxes on Distributions
111 Taxes on Sales
111 Other Considerations

112 Management
112 Investment Advisor and Sub-Advisor
115 Portfolio Managers

116 Financial Highlights


Back Cover For Additional Information

This prospectus describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. Unless this prospectus expressly provides otherwise, each objective, strategy and policy of each Fund may be changed by action of the Board of Trustees. For further information on the Funds' investment strategies and risks, please read the section entitled "More About The Funds." Certain terms used in this prospectus are defined in the Glossary.



 EQUITY FUNDS


BALANCED FUND


 Goal

The Fund's goal is to provide an attractive investment return through a combination of long-term growth of capital and current income.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents. The Fund normally will invest at least 25% of its assets in fixed income securities and no more than 75% of its assets in equity securities. The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund's assets to the three asset groups based on its view of the following factors, among others:

..  general market and economic conditions and trends;

..  interest rates and inflation rates;

..  fiscal and monetary developments; and

..  long-term corporate earnings growth.

Equities securities are chosen on the basis of above- average and sustainable earnings growth, financial ability and attractive valuation.

The Fund's equity securities may include:

..  common stocks;

..  preferred stocks;

..  securities convertible into common stocks; and

..  rights and warrants.

Fixed income strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund's fixed income securities may include:

..  U.S. Government securities;

..  corporate obligations; and

..  mortgage and other asset-backed securities.

The Fund's investments may also include, to a lesser extent:

.. U.S. dollar-denominated obligations of foreign governments (i.e. yankee bonds);

..  zero coupon bonds;

..  variable and floating rate securities; and

..  stripped securities.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest up to 5% of its assets in lower-rated debt securities. The dollar-weighted average maturity of the Fund's fixed income securities will generally range between three and ten years.

The Fund's cash equivalents are short-term, high-quality money market instruments and repurchase agreements and may include:

..  commercial paper;

..  bankers' acceptances and certificates of deposit;

..  corporate obligations; and

..  U.S. Government securities.

The Fund may engage in short-term trading of portfolio securities.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Credit (or Default) Risk. An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

.. Investment Grade Securities Risk. Fixed income securities are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

.. Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal or an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce to Fund's income, total return and share price. Rates of prepayment, faster or slower than expected could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and other selected indices.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Balanced Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

Date   Percentage
1994      (5.41)
1995      23.38
1996      12.58
1997      17.61
1998      10.75
1999      18.90
2000      14.36
2001      (3.38)
2002     (13.37)


Year-to-date through 3/31/03: 1.17%
Best Quarter:   18.54% (quarter ended 3/31/00)
Worst Quarter: (9.60)% (quarter ended 9/30/98)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                                Since
                                                                              1 Year  5 Years Inception
                                                                                %        %     %/(1)/
Class K
 Return Before Taxes                                                          (13.37)   4.74    7.66
 Return After Taxes on Distributions                                          (13.84)   1.18    4.99
 Return After Taxes on Distributions and Sale of Fund Shares                   (8.20)   2.77    5.46
 Russell 3000 Index/(2)/ (reflects no deductions for fees, expenses or taxes) (21.55)  (0.71)   9.10
 S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)   (22.10)  (0.59)   9.48
 Russell 3000/Lehman Blended Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                          (9.60)   3.00    8.51

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 4/16/93. The index returns from inception for Class K shares are as of 5/1/93.

(2)The Russell 3000 Index measures the performance of the 3,000 largest U.S. publicly traded securities. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary index from the S&P(R) 500 Index to the Russell 3000 Index to better reflect the market in which the Fund invests. The Russell 3000/Lehman Blended Index is a blended index of the 60% Russell 3000 Index and 40% Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which includes all publicly issued debt of the U.S. government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which includes all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Balanced Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.65%
Other Expenses
 Shareholder Servicing Fees................................................ 0.25%
 Other Operating Expenses.................................................. 0.47%
                                                                            -----
 Total Other Expenses...........................................................  0.72%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 1.37%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------- ------- --------
                         $139   $434    $750    $1,646

EMERGING MARKETS FUND

 Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of companies in emerging market countries, as defined by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development.

The sub-advisor first identifies the countries in which the Fund will invest using a ''top-down" approach, primarily considering the impact of economic trends. Within each country, the sub-advisor then selects companies using a "bottom-up approach," which analyzes performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of products and services.

A company will be considered to be in an emerging market country if:

.. the company is organized under the laws of, or has a principal office in, an emerging market country;

..  the company's stock is traded primarily in an emerging market country;

..  most of the company's assets are in an emerging market country; or

.. most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The Fund may also invest in foreign securities of companies located in countries with mature markets.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Emerging Markets Fund CLASS K

TOTAL RETURN (%)
per calendar year



                                    [CHART]

1998    (27.48)
1999     85.88
2000    (41.66)
2001     (2.75)
2002     (5.16)


               Year-to-date through 3/31/03: (7.34)%

               Best Quarter:    42.97%  (quarter ended 12/31/99)
               Worst Quarter:  (23.87)% (quarter ended 9/30/01)


AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2002


                                                                                          Since
                                                                         1 Year 5 Years Inception
                                                                           %       %     %/(1)/
Class K
 Return Before Taxes                                                     (5.16) (6.22)   (3.39)
 Return After Taxes on Distributions                                     (5.16) (6.22)   (3.58)
 Return After Taxes on Distributions and Sale of Fund Shares             (3.17) (4.81)   (2.71)
 MSCI Emerging Markets Free Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                    (6.00) (4.58)   (5.79)

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 1/10/97. The index return from inception for Class K shares is as of 1/1/97.

(2)The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging markets countries.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Emerging Markets Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................. None
Maximum Deferred Sales Charge (Load)............................. None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...... None
Redemption Fees.................................................. None
Exchange Fees.................................................... None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees........................................................   1.25%
Other Expenses
  Shareholder Servicing Fees..................................... 0.25%
  Other Operating Expenses(1).................................... 0.46%
                                                                  -----
  Total Other Expenses...............................................     0.71%
                                                                        -------
Total Annual Fund Operating Expenses...................................   1.96%
Less Contractual Fee Waiver(1)......................................... (0.01)%
                                                                        -------
Net Expenses(1)........................................................   1.95%
                                                                        =======

--------------------------------------------------------------------------------
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------- ------- --------
                         $199   $615   $1,057   $2,285

FUTURE TECHNOLOGY FUND


 Goal


The Fund's goal is to provide capital appreciation. This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies


The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in common stocks of future technology-related companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.



Future technology-related companies are companies whose focus is to develop, manufacture, or distribute technology, communications and Internet-related products and services that will be useful to businesses and individuals in the future. The Fund may also invest in the stocks of companies that should benefit commercially from technological advances. The Fund invests in both established companies and in new or unseasoned companies, including companies making initial public offerings (IPOs).


The products and services provided by technology-related companies may include: computer hardware and software, communications hardware and software, semiconductors, business services, information services, and to a lesser extent, media and Internet-related services.

In selecting stocks, the advisor will first identify attractive sectors within the technology industry. The advisor will then focus on companies that it believes are current industry leaders or leading companies in developing sectors. Using fundamental analysis, the advisor will look for companies with:

..  strong market share within their sector; and/or

..  technologically superior products or services; and

..  stable or improving revenue growth, earnings growth or order trends.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. The Fund may invest in small companies and may invest without limit in IPOs. It is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may purchase or sell options on securities for hedging purposes.

The Fund may engage in short-term trading of portfolio securities.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

.. Sector Risk. The Fund will concentrate its investments in the technology industry. Market or economic factors impacting that industry could have a major effect on the value of the Fund's investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

.. Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

.. Derivatives Risk. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

.. IPO Risk. Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

.. Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

..  Technology Risk.   The Fund will invest in companies that rely significantly
   on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Future Technology Fund CLASS K

TOTAL RETURN (%)
per calendar year



                                    [CHART]

2001  (45.65)
2002  (42.39)


                Year-to-date through 3/31/03: 1.00%
                Best Quarter:   38.03%  (quarter ended 12/31/01)
                Worst Quarter: (42.51)% (quarter ended 9/30/01)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                                 Since
                                                                                       1 Year  Inception
                                                                                         %      %/(1)/
Class K
 Return Before Taxes                                                                   (42.39)  (45.30)
 Return After Taxes on Distributions                                                   (42.39)  (45.30)
 Return After Taxes on Distributions and Sale of Fund Shares                           (26.03)  (32.00)
 S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)            (22.10)  (15.76)
 Goldman Sachs Technology Composite/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                              (40.29)  (38.76)

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 5/25/00. The index returns for Class K shares are as of 6/1/00.

(2) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Future Technology Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.............................................................   1.00%
Other Expenses
   Shareholder Servicing Fees...................... 0.25%
   Other Operating Expenses(1)..................... 1.34%
                                                             -----
   Total Other Expenses..................................................      1.59%
                                                                             -------
Total Annual Fund Operating Expenses........................................   2.59%
Less Contractual Fee Waiver(1).............................................. (0.03)%
                                                                             -------
Net Expenses(1).............................................................   2.56%
                                                                             =======

--------------------------------------------------------------------------------
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.03%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $262   $805   $1,375   $2,925

HEALTHCARE FUND

 Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Although the Fund may invest in securities located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Fund will invest in:

..  drug and drug delivery companies;

..  biotechnology firms;

..  medical device and instrument manufacturers; and

.. healthcare service companies, including HMOs, hospitals, product distributors and clinical laboratories.

Under normal circumstances, the Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies based on a number of factors, including:

..  growth prospects;

..  intellectual property base and scientific grounding; and

..  strength of management.

The Fund's investments may include foreign securities of companies located in countries with mature markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Sector Risk. The Fund will invest primarily in companies that are principally engaged in the healthcare industry and companies providing services primarily within the healthcare industry. Healthcare is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

.. Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Healthcare Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1998    1.09
1999   38.57
2000   86.62
2001  (21.42)
2002  (38.15)


                     Year-to-date through 3/31/03: (3.16)%



                Best Quarter:    47.49% (quarter ended 3/31/00)
                Worst Quarter: (31.17)% (quarter ended 3/31/01)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                                    Since
                                                                                  1 Year  5 Years Inception
                                                                                    %        %     %/(1)/
Class K
 Return Before Taxes                                                              (38.15)   4.91    8.06
 Return After Taxes on Distributions                                              (38.15)   4.68    7.86
 Return After Taxes on Distributions and Sale of Fund Shares                      (23.42)   3.98    6.65
 MSCI World Index/(2)/ (reflects no deductions for fees, expenses or taxes)       (19.54)  (1.76)   1.00
 Russell 2000 Healthcare Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                         (37.81)  (1.38)   2.04

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 4/1/97. The index returns from inception for Class K shares are as of 4/1/97.

(2)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest U.S. publicly traded companies) within the healthcare sectors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Healthcare Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.


Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases.......................  None
Maximum Deferred Sales Charge (Load)...................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None
Redemption Fees........................................................  None
Exchange Fees..........................................................  None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees........................................................   0.91%
Other Expenses
  Shareholder Servicing Fees..................................... 0.25%
  Other Operating Expenses(1).................................... 0.56%
                                                                  -----
  Total Other Expenses...............................................     0.81%
                                                                        -------
Total Annual Fund Operating Expenses...................................   1.72%
Less Contractual Fee Waivers(1)........................................ (0.01)%
                                                                        -------
Net Expenses(1)........................................................   1.71%
                                                                        =======

--------------------------------------------------------------------------------



(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.01%.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $175   $542    $933    $2,030

INDEX 500 FUND


 Goal

The Fund's goal is to provide performance and income that is comparable to the S&P 500(R). The S&P 500(R) is an index of 500 stocks that emphasizes large capitalization companies.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies


The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies in the S&P 500(R). This investment strategy may not be changed without 60 days' prior notice to shareholders. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.


The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P 500(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500(R) of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P 500(R).

To the extent foreign issuers are included in the S&P 500(R), the Fund may invest in foreign securities. The Fund may also enter into futures contracts.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if particular companies in which the Fund invests do not perform well.

.. Tracking Risk. Because the Fund pays fees and transaction costs, while the S&P 500(R) does not, the Fund's returns are likely to be lower than those of the S&P 500(R). Tracking variance may also result from share purchases, redemptions and other factors.

.. Indexing Strategy Risk. The Fund will invest in the securities included in the S&P 500(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large capitalization portion of the U.S. stock market.

.. Derivatives Risk. The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Index 500 Fund CLASS K

TOTAL RETURN (%)
per calendar year



                                    [CHART]

1993    9.80
1994    0.76
1995   36.95
1996   22.15
1997   32.51
1998   27.86
1999   20.29
2000   (9.69)
2001  (12.48)
2002  (22.67)


                Year-to-date through 3/31/03: (3.35)%
                Best Quarter:    21.09% (quarter ended 12/31/98)
                Worst Quarter: (17.45)% (quarter ended 9/30/02)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002



                                                                                                Since
                                                                     1 Year  5 Years 10 Years Inception
                                                                       %        %       %      %/(1)/
Class K
 Return Before Taxes                                                 (22.67)  (1.23)   8.71     8.67
 Return After Taxes on Distributions                                 (22.97)  (1.68)   7.47     7.43
 Return After Taxes on Distributions and Sale of Fund Shares         (13.91)  (1.08)   6.85     6.81
 S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                            (22.10)  (0.59)   9.33     9.39

--------------------------------------------------------------------------------

(1) The inception date for Class K shares is 12/7/92. The index return from inception for Class K shares is as of 12/1/92.

(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Index 500 Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.11%
Other Expenses
   Shareholder Servicing Fees.............................................. 0.25%
   Other Operating Expenses................................................ 0.28%
                                                                            -----
   Total Other Expenses.......................................................    0.53%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 0.64%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $65    $205    $357     $798

INTERNATIONAL EQUITY FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities, most of which are American Depositary Receipts (ADRs).

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Generally, the Fund will invest at least 80% of its assets in the securities of issues in at least three foreign countries. Most investments will be in mature markets, but the Fund may also invest in emerging markets.

The Fund utilizes a non-traditional and highly quantitative approach to investing. The Fund invests in securities trading on either a foreign or U.S. stock exchange, which are chosen through an economic modeling process. This process seeks to identify those stocks that will have strong relative performance in their home market.

The advisor maintains a list of foreign securities, including depositary receipts that the Fund may purchase based market capitalization (generally above $250 million), exchange listing standards, data quality, pricing availability and various macro-economic considerations. The advisor updates the securities list regularly, adds new securities to the list if they are eligible and sells securities not on the updated securities list as soon as practicable.

After the advisor creates the securities list, it divides the list into two sections. The first section is designed to provide broad coverage of international markets. The second section increases exposure to securities that the advisor expects will perform better than other stocks in their industry sectors and their country's securities markets as a whole. When the advisor believes broader market exposure will benefit the Fund, it will allocate up to 100% of the Fund's assets in securities of the first type. When the advisor identifies strong potential for specific securities to perform well, the Fund may invest up to 50% of its assets in securities of the second type.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

.. Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

.. Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment of the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

International Equity Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1993    32.51
1994    (8.56)
1995    13.73
1996    10.03
1997     3.13
1998    13.16
1999    44.22
2000   (17.34)
2001   (22.05)
2002   (17.57)


                Year-to-date through 3/31/03: (6.90)%
                Best Quarter:    25.33% (quarter ended 12/31/99)
                Worst Quarter: (19.66)% (quarter ended 9/30/02)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                            Since
                                                                 1 Year  5 Years 10 Years Inception
                                                                   %        %       %      %/(1)/
Class K
 Return Before Taxes                                             (17.57)  (2.82)   3.09     3.23
 Return After Taxes on Distributions                             (17.96)  (3.97)   1.85     2.00
 Return After Taxes on Distributions and Sale of Fund Shares     (10.79)  (2.07)   2.47     2.59
 FTSE World Index ex-U.S./(2)/ (reflects no deductions for fees,
   expenses or taxes)                                            (14.71)  (2.07)   4.34     4.34

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 11/23/92. The index return from inception for Class K shares is as of 12/1/92.

(2) The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--International Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees................................................ 0.25%
 Other Operating Expenses.................................................. 0.38%
                                                                            -----
 Total Other Expenses...........................................................  0.63%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 1.38%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------- ------- --------
                         $140   $437    $755    $1,657

INTERNATIONAL GROWTH FUND

 Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of issuers located in at least three foreign countries.

The sub-advisor will choose companies that demonstrate:

..  above-average profitability;

..  high quality management; and/or

.. the ability to grow faster than the average company within its country or sector.

The sub-advisor selects companies using a "bottom-up approach," that analyzes the performance of individual companies before considering the impact of economic trends. The sub-advisor generally selects stocks of companies that the advisor believes can grow their earnings faster than the market.

The sub-advisor makes asset allocation decisions within established guidelines based on the weightings of the Fund's benchmark (the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index). These decisions take into account such factors as economic and monetary conditions, as well as valuations, relative to the domestic market.

The Fund may invest in companies domiciled in countries with developed or emerging markets.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

.. Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment of foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

International Growth Fund CLASS K

TOTAL RETURN (%)
per calendar year


                                    [CHART]

1998  15.33
1999  45.20
2000 (18.47)
2001 (28.20)
2002 (19.03)


                     Year-to-date through 3/31/03: (10.26)%



                Best Quarter:   26.04%  (quarter ended 12/31/99)
                Worst Quarter: (22.21)% (quarter ended 9/30/02)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                             Since
                                                                           1 Year  5 Years Inception
                                                                             %        %     %/(1)/
Class K
 Return Before Taxes                                                       (19.03)  (4.51)   (3.25)
 Return After Taxes on Distributions                                       (19.03)  (5.16)   (3.83)
 Return After Taxes on Distributions and Sale of Fund Shares               (11.69)  (3.37)   (2.43)
 MSCI EAFE Index/(2)/ (reflects no deductions for fees, expenses or taxes) (15.64)  (2.61)   (1.85)

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 1/10/97. The index return from inception for Class K shares is as of 1/1/97.

(2)Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--International Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.


                   Shareholder Fees (fees paid directly from your investment)
                   Maximum Sales Charge (Load) Imposed on Purchases..........................  None
                   Maximum Deferred Sales Charge (Load)......................................  None
                   Maximum Sales Charge (Load) Imposed on Reinvested Dividends...............  None
                   Redemption Fees...........................................................  None
                   Exchange Fees.............................................................  None

                   Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
                   Management Fees...........................................................   1.00%
                   Other Expenses
                    Shareholder Servicing Fees............................. 0.25%
                    Other Operating Expenses(1)............................ 0.62%
                                                                            -----
                    Total Other Expenses....................................................    0.87%
                                                                                              -------
                   Total Annual Fund Operating Expenses......................................   1.87%
                   Less Contractual Fee Waiver(1)............................................ (0.01)%
                                                                                              -------
                   Net Expenses(1)...........................................................   1.86%
                                                                                              =======

--------------------------------------------------------------------------------



(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.01%.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------- ------- --------
                         $190   $588   $1,011   $2,190

LARGE-CAP VALUE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation and current income.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies whose equity securities are trading at a valuation discount relative to the marketplace, their peers and historical levels. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Large-capitalization companies are those companies with a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were approximately $1.3 billion or greater.

The advisor generally selects large companies with relatively low valuations that it believes possess a catalyst for favorable or improved security values. The advisor may also consider one or more of the following factors:

..  Financial strength, strong fundamentals, and low price to earnings ratios;

..  Improving earnings estimates and stock price trends;

..  Quality of management, profitability and industry leadership position;

..  Current dividend; and

..  Unrecognized assets.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock's intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Large-Cap Value Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1995    33.96
1996    15.85
1997    32.04
1998     9.96
1999    (0.38)
2000     3.55
2001    (4.11)
2002   (19.52)


                Year-to-date through 3/31/03: (4.48)%

                Best Quarter:    13.58% (quarter ended 12/31/98)
                Worst Quarter: (16.91)% (quarter ended 9/30/02)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                               Since
                                                                             1 Year  5 Years Inception
                                                                               %        %     %/(1)/
Class K
 Return Before Taxes                                                         (19.52)  (2.63)    7.05
 Return After Taxes on Distributions                                         (19.72)  (3.80)    5.15
 Return After Taxes on Distributions and Sale of Fund Shares                 (11.97)  (2.14)    5.46
 Russell 1000 Value Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                    (15.53)   1.16    11.02

--------------------------------------------------------------------------------

(1)The inception date for the Class K shares is 7/5/94. The index return from inception for Class K shares is as of 7/1/94.

(2)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Large-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees................................................ 0.25%
 Other Operating Expenses.................................................. 0.28%
                                                                            -----
 Total Other Expenses...........................................................  0.53%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 1.28%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------- ------- --------
                         $130   $406    $702    $1,545

MICRO-CAP EQUITY FUND


 Goal

The Fund's goal is to provide capital appreciation.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of micro-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index. Based on the most recent data available at printing, such capitalizations are approximately $282 million or less, which is considerably less than the market capitalization of typical S&P 500 companies.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for companies that have strong potential for consistent earnings growth due to:

..  the development of a superior technology or product and solid management; or

..  changes in technology, regulations and long-term economic trends.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of foreign companies and larger capitalization companies. The Fund may invest without limit in initial public offerings (IPOs) of micro- capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stock may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

.. Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

.. IPO Risk. Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

.. Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which could detract from the Fund's performance.

 Performance


The bar chart and table that follow provide some indication of the risk of investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Micro-Cap Equity Fund CLASS K

TOTAL RETURN (%)
per calendar year



                                    [CHART]

1997     71.30
1998     (5.83)
1999     74.50
2000    (13.83)
2001     16.32
2002    (21.92)




                Year-to-date through 3/31/03: (6.39)%
                Best Quarter:    47.77% (quarter ended 12/31/99)
                Worst Quarter: (28.41)% (quarter ended 9/30/98)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                   Since
                                                                 1 Year  5 Years Inception
                                                                   %        %     %/(1)/
Class K
 Return Before Taxes                                             (21.92)  5.16     14.06
 Return After Taxes on Distributions                             (21.92)  4.77     13.42
 Return After Taxes on Distributions and Sale of Fund Shares     (13.46)  4.08     11.58
 Wilshire Micro-Cap Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                             (8.50)  6.36      9.30

--------------------------------------------------------------------------------

(1)The inception date for the Class K shares is 12/31/96. The index return from inception for Class K shares is as of 1/1/97.

(2)The Wilshire Micro-Cap Index is an unmanaged index that measures performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Micro-Cap Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees............................................................   1.00%
Other Expenses
 Shareholder Servicing Fees...................... 0.25%
 Other Operating Expenses(1)..................... 0.42%
                                                            -----
 Total Other Expenses.....................................................    0.67%
                                                                            -------
Total Annual Fund Operating Expenses.......................................   1.67%
Less Contractual Fee Waiver(1)............................................. (0.01)%
                                                                            -------
Net Expenses(1)............................................................   1.66%
                                                                            =======

--------------------------------------------------------------------------------
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $170   $526    $907    $1,976

MIDCAP SELECT FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities of mid-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Mid-capitalization companies are those companies with a market capitalization within the range of companies included in the S&P MidCap 400(R) Index. Based on the most recent data available at printing, such capitalizations are between approximately $70 million and $8.0 billion.

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or a pure value approach over a complete market cycle.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 60 to 80 of those companies based on:

..  above-average, consistent earnings growth;

..  financial stability;

..  relative valuation;

..  strength of industry position and management team; and

..  price changes compared to the S&P MidCap 400(R) Index.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
.. Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies' stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.


Because Class K shares do not have a full calendar year of performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total returns are those of the Fund's Class Y shares, which are not offered in this prospectus. Class K shares are subject to a shareholder servicing fee of 0.25%. Please see the section entitled "Fees and Expenses". Performance for Class K shares, net of any shareholder servicing fee, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the shareholder servicing fee, performance of Class K shares will be less than that of Class Y shares.


When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MidCap Select Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1999   31.62
2000   30.82
2001   (2.52)
2002  (15.22)


                Year-to-date through 3/31/03: (0.41)%

                Best Quarter:    24.95% (quarter ended 12/31/99)
                Worst Quarter: (15.69)% (quarter ended 9/30/01)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                             Since
                                                                                   1 Year  Inception
                                                                                     %      %/(1)/
Class Y
 Return Before Taxes                                                               (15.22)   7.28
 Return After Taxes on Distributions                                               (15.22)   6.16
 Return After Taxes on Distributions and Sale of Fund Shares                        (9.35)   5.43
 S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes) (14.51)   5.19

--------------------------------------------------------------------------------

(1)The inception date for Class Y shares is 6/24/98. The index return from inception for Class Y shares is as of 7/1/98.

(2) The Standard & Poor's MidCap 400(R) Index is a capitalization-weighted index that measures the performance of the mid-range sector (based on capitalization) of the U.S. stock market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class Y shares only; after-tax returns for the Class K shares will vary.

 Fees and Expenses--MidCap Select Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.75%
Other Expenses
   Shareholder Servicing Fees.............................................. 0.25%
   Other Operating Expenses................................................ 0.43%
                                                                            -----
   Total Other Expenses.......................................................    0.68%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 1.43%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $146   $452    $782    $1,713

MULTI-SEASON GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies

The Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or a pure value approach over a complete market cycle.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 75 companies based on:

..  superior earnings growth;

..  financial stability;

..  relative market value; and

..  price changes compared to the S&P 500(R).


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Multi-Season Growth Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1996   22.33
1997   30.20
1998   15.06
1999   11.29
2000   (6.47)
2001  (15.22)
2002  (27.22)


                Year-to-date through 3/31/03: (2.90)%
                Best Quarter:    19.76% (quarter ended 12/31/98)
                Worst Quarter: (16.37)% (quarter ended 6/30/02)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                              Since
                                                                            1 Year  5 Years Inception
                                                                              %        %     %/(1)/
Class K
 Return Before Taxes                                                        (27.22)  (5.87)   3.79
 Return After Taxes on Distributions                                        (27.22)  (7.01)   2.50
 Return After Taxes on Distributions and Sale of Fund Shares                (16.71)  (4.14)   3.36
 S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes) (22.10)  (0.59)   8.34

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 6/23/95. The index return from inception for Class K shares is as of 7/1/95.

(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Multi-Season Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees................................................ 0.25%
 Other Operating Expenses.................................................. 0.21%
                                                                            -----
 Total Other Expenses...........................................................  0.46%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 1.21%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $123   $384    $665    $1,466

NETNET(R) FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

.. Pure plays--companies whose core business models are focused exclusively on the Internet;

.. Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

.. Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of the types of companies positioned to benefit from the growth of the Internet. This investment strategy may not be changed without 60 days' prior notice to shareholders.

There is no limit on the market capitalization of the companies the Fund may invest in or on the length of operating history for the companies. The Fund may invest without limit in initial public offerings (IPOs), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may also invest in foreign securities and purchase and sell options on securities, stock market indices or futures.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

.. Sector Risk. The Fund will invest significantly in companies engaged in Internet-related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

.. Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

.. IPO Risk. Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

.. Derivatives Risk. The Fund may suffer a loss from its use of options or other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

.. Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

.. Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compares to those of a broad-based securities market index and other selected indices.

Because the Class K shares of the Fund do not have a full calendar year of performance history, the annual returns in the bar chart, the best quarter and worst quarter returns, and the average annual total returns are those of the Fund's Class A shares, which are not offered in this prospectus. The annual returns in the bar chart for the Fund's Class A shares do not reflect Class A sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class K shares would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

NetNet Fund CLASS A

TOTAL RETURN (%)
per calendar year

                                    [CHART]

Date    Percentage
1997      30.43
1998      97.92
1999     175.55
2000     (54.23)
2001     (48.23)
2002     (44.55)



                Year-to-date through 3/31/03: 6.82%

                Best Quarter:    79.67% (quarter ended 12/31/99)
                Worst Quarter: (47.59)% (quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2002


                                                                                                   Since
                                                                                 1 Year  5 Years Inception
                                                                                   %        %     %/(1)/
Class A
 Return Before Taxes                                                             (47.61)  (7.50)   2.15
 Return After Taxes on Distributions                                             (47.61)  (7.63)   1.04
 Return After Taxes on Distributions and Sale of Fund Shares                     (29.23)  (5.67)   1.48
 S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)  (0.59)   6.41
 Inter@ctive Week Internet Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                     (43.13)  (0.88)   1.83
 Morgan Stanley Internet Index (reflects no deductions for fees, expenses or
   taxes)                                                                        (42.86)    N/A     N/A

--------------------------------------------------------------------------------

(1)The inception date for Class A shares is 8/19/96. The index returns from inception for Class A shares is as of 9/1/96.

(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading American companies drawn from eight Internet subsectors that are driving the growth of Internet usage.

The average annual total returns reflect the imposition of the maximum front-end sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares; after-tax returns for the Class K shares will vary.

 Fees and Expenses--NetNet Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees............................................................   1.00%
Other Expenses
 Shareholder Servicing Fees...................... 0.25%
 Other Operating Expenses(1)..................... 1.39%
                                                  -----
 Total Other Expenses.....................................................    1.64%
                                                                            -------
Total Annual Fund Operating Expenses.......................................   2.64%
Less Contractual Fee Waiver(1)............................................. (0.04)%
                                                                            -------
Net Expenses(1)............................................................   2.60%
                                                                            =======

--------------------------------------------------------------------------------
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.04%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $267   $820   $1,400   $2,973

POWER PLUS FUND(R)


 Goal

The Fund's goal is to provide long-term capital appreciation.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of U.S. and non-U.S. companies considered by the portfolio managers of the Fund to significantly benefit from or derive revenue from non-regulated energy or power-related activities. The Fund will invest in small, medium and large capitalization companies.

Under normal circumstances, the Fund will invest at least 80% of its assets in companies that are primarily engaged in non-regulated energy and power activities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

The companies in which the Fund may invest include any company for which at least 50% of its sales, earnings or assets arise from or are dedicated to non-regulated energy or power activities. Energy-related activities may involve:

..  conventional sources of energy such as oil, natural gas and coal, and

.. renewable sources of energy such as geothermal, biomass, solar and wind power.

Power-related activities include:

..  power generation from independent power producers and others, and

..  power technology.

Power technology is broadly defined to encompass all aspects of generating, monitoring, conditioning (i.e., improving power quality) and delivering power such as fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible power supply products.

The Fund may invest, on a direct or indirect basis, up to 10% of its total assets in equity securities of privately-owned energy and power-related companies that plan to conduct an initial public offering (IPO) within several years from the time the Fund makes its investment.

The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund.

The advisor selects companies using a "bottom-up approach," which identifies outstanding performance of individual companies before considering the impact of economic trends. The advisor evaluates companies by analyzing a number of factors, including the growth prospects of an energy or power-related company relative to the price of its stock and companies that are at the leading edge of new developments in the energy or power sectors.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Sector Risk. The Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

.. Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

.. IPO Risk. Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

.. Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

.. Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.


..  Liquidity Risk.   The Fund may invest in illiquid securities that cannot be
   sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.


.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.



When you consider this information, please remember the Fund's performance in the past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



Power Plus Fund CLASS K



TOTAL RETURN (%)


per calendar year



                                    [CHART]

                                  2002  (30.93)



        Year-to-date through 3/31/03: 1.37%
        Best Quarter:                     9.76% (quarter ended 12/31/02)
        Worst Quarter:                 (28.17)% (quarter ended 9/30/02)



AVERAGE ANNUAL RETURNS


for periods ended December 31, 2002



                                                                                           Since
                                                                                 1 Year  Inception
                                                                                   %      %/(1)/
Class K
 Return Before Taxes                                                             (30.93)  (25.35)
 Return After Taxes on Distributions                                             (30.93)  (25.48)
 Return After Taxes on Distributions and Sale of Fund Shares                     (18.99)  (19.82)
 S&P 500(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)      (22.10)  (15.81)
 AMEX Deutsche Bank Energy Index/(2)/ (reflects no deductions for fees, expenses
   or taxes)                                                                      (6.06)   (6.24)

--------------------------------------------------------------------------------

(1)The inception date for the Class K Shares is 3/13/01. The index return from inception for Class K shares is as of 3/1/01.



(2)The Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The AMEX Deutsche Bank Energy Index is an equal-weighted index of 30 widely-held companies involved in producing and providing energy products, including domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Power Plus Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees................................................ 0.25%
 Other Operating Expenses.................................................. 0.76%
                                                                            -----
 Total Other Expenses...........................................................  1.01%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 1.76%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $179   $554    $954    $2,073

REAL ESTATE EQUITY INVESTMENT FUND


 Goal

The Fund's goal is to provide both capital appreciation and current income.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. companies that are principally engaged in businesses within the real estate industry. This investment strategy may not be changed without 60 days' prior notice to shareholders.

A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonable valuations.

The companies in which the Fund primarily invests are equity real estate investment trusts (REITS) (only if they are traded on a securities exchange or NASDAQ).

In addition, the Fund may invest in:

..  brokers, home builders and real estate developers;

.. companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);

..  manufacturers and distributors of building supplies;

..  mortgage REITS; and

..  financial institutions which issue or service mortgages.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.


.. Sector Risk. The Fund will concentrate its investments in the real estate industry sector. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Adverse economic, business or political developments affecting the real estate industry sector could have a major effect on the value of the Fund's investments. In addition, investments in securities of REITs entail additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Real Estate Equity Investment Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1997      22.04
1998     (17.17)
1999      (5.05)
2000      21.66
2001       7.80
2002       6.43


                     Year-to-date through 3/31/03: 1.86%



                Best Quarter:    14.66% (quarter ended 9/30/97)
                Worst Quarter: (10.27)% (quarter ended 9/30/99)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                           Since
                                         1 Year  5 Years Inception
                                           %        %     %/(1)/
Class K
  Return Before Taxes                      6.43    1.88    7.42
  Return After Taxes on Distributions      4.46   (0.16)   5.31
  Return After Taxes on Distributions
   and Sale of Fund Shares                 3.95    0.44    4.98
  S&P 500(R) Index/(2)/ (reflects no
   deductions for fees, expenses
   or taxes)                             (22.10)  (0.59)   5.57
  NAREIT Equity Index/(2)/ (reflects no
   deductions for fees, expenses or
   taxes)                                  3.81    3.29    8.67

--------------------------------------------------------------------------------

(1)The inception date for the Class K Shares is 10/3/96. The index return from inception for Class K shares is as of 10/1/96.

(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Real Estate Equity Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........................  None
Maximum Deferred Sales Charge (Load)....................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............  None
Redemption Fees.........................................................  None
Exchange Fees...........................................................  None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.........................................................   0.74%
Other Expenses
 Shareholder Servicing Fees............................ 0.25%
 Other Operating Expenses(1)........................... 0.22%
                                                             -----
 Total Other Expenses..................................................    0.47%
                                                                         -------
Total Annual Fund Operating Expenses....................................   1.21%
Less Contractual Fee Waivers(1)......................................... (0.01)%
                                                                         -------
Net Expenses(1).........................................................   1.20%
                                                                         =======

--------------------------------------------------------------------------------
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $123   $384    $665    $1,466

SMALL-CAP VALUE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without 60 days' prior notice to shareholders.



 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Small-capitalization companies are companies with market capitalizations within the range of the companies in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are $1.3 billion and below, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

..  a stable or improving earnings record;

..  sound finances;

..  above-average growth prospects;

..  participation in a fast growing industry;

..  strategic niche position in a specialized market; and

..  adequate capitalization.

The Fund may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

.. Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

.. Derivatives Risk. The Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Small-Cap Value Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1997  44.16
1998  (6.63)
1999  (5.20)
2000  15.78
2001  23.97
2002   9.51


                Year-to-date through 3/31/03: (1.71)%
                Best Quarter:   22.53%  (quarter ended 9/30/97)
                Worst Quarter: (20.01)% (quarter ended 9/30/02)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                                  Since
                                                1 Year  5 Years Inception
                                                  %        %     %/(1)/
       Class K
         Return Before Taxes                     (9.51)  2.83     8.78
         Return After Taxes on Distributions     (9.73)  1.96     7.65
         Return After Taxes on Distributions
          and Sale of Fund Shares                (5.77)  1.88     6.70
         Russell 2000 Value Index/(2)/
          (reflects no deductions for fees,
          expenses or taxes)                    (11.42)  2.71     7.07

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 12/31/96. The index return from inception for Class K shares is as of 1/1/97.

(2)The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on market capitalization of the 3,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Small-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                   Shareholder Fees (paid directly from your investment)
                   Maximum Sales Charge (Load) Imposed on Purchases........................  None
                   Maximum Deferred Sales Charge (Load)....................................  None
                   Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............  None
                   Redemption Fees.........................................................  None
                   Exchange Fees...........................................................  None

                   Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
                   Management Fees.........................................................   0.75%
                   Other Expenses
                    Shareholder Servicing Fees............................ 0.25%
                    Other Operating Expenses(1)........................... 0.42%
                                                                           -----
                    Total Other Expenses..................................................    0.67%
                                                                                            -------
                   Total Annual Fund Operating Expenses....................................   1.42%
                   Less Contractual Fee Waiver(1).......................................... (0.01)%
                                                                                            -------
                   Net Expenses(1).........................................................   1.41%
                                                                                            =======

--------------------------------------------------------------------------------
(1)Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Fund, a portion of the fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent effectively reduced Other Operating Expenses, Total Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $145   $449    $776    $1,702

SMALL COMPANY GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies. This investment strategy may not be changed without 60 days' prior notice to shareholders.

Small-capitalization companies are those companies with a market capitalization within the range of companies included in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are approximately $1.3 billion and below, which is less than the market capitalization of typical S&P 500 companies.

The Fund focuses on growth-oriented smaller companies in its attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for financially stable companies that have strong potential for sustainable earnings. Among other factors, the advisor also considers whether the company:

..  is participating in a fast-growing industry; and

..  has a strategic niche position in a specialized market.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

.. Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

.. Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which could detract from the Fund's performance.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Small Company Growth Fund CLASS K

TOTAL RETURN (%)
per calendar year



                                    [CHART]

1993   13.14
1994   (2.74)
1995   29.64
1996   36.89
1997   25.28
1998   (7.51)
1999    2.06
2000   (9.67)
2001  (12.89)
2002  (33.36)


                     Year-to-date through 3/31/03: (5.21)%



                Best Quarter:    26.07% (quarter ended 12/31/01)
                Worst Quarter: (28.75)% (quarter ended 9/30/01)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                             Since
                                                                  1 Year  5 Years 10 Years Inception
                                                                    %        %       %      %/(1)/
Class K
 Return Before Taxes                                              (33.36) (13.12)   1.93     2.35
 Return After Taxes on Distributions                              (33.36) (13.70)   0.43     0.85
 Return After Taxes on Distributions and Sale of Fund Shares      (20.48)  (9.73)   1.66     2.00
 Russell 2000 Growth Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                             (30.27)  (6.59)   2.62     2.88

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 11/23/92. The index return from inception for Class K shares is as of 12/1/92.

(2)The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on market capitalization of the 3,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Small Company Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................. None
Maximum Deferred Sales Charge (Load)............................. None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...... None
Redemption Fees.................................................. None
Exchange Fees.................................................... None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees........................................................ 0.75%
Other Expenses
  Shareholder Servicing Fees..................................... 0.25%
  Other Operating Expenses....................................... 0.33%
                                                                  -----
  Total Other Expenses...............................................   0.58%
                                                                        -----
Total Annual Fund Operating Expenses................................... 1.33%
                                                                        =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
-----  ------  ------  -------
 $135   $421    $729    $1,601

 INCOME FUNDS


BOND FUND


 Goal

The Fund's primary goal is to provide a high level of current income. Its secondary goal is capital appreciation.

These goals are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies


The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds. This investment strategy may not be changed without 60 days' prior notice to shareholders.



Bonds in which the Fund may invest include:


.. U.S. Government securities and repurchase agreements collateralized by such securities;

..  obligations of domestic banks and corporations; and

..  mortgage and other asset-backed securities.


Bonds in which the Fund may invest also include, to a lesser extent:


..  obligations of state, local and foreign governments;

..  obligations of foreign banks and corporations;

..  zero coupon bonds, debentures and convertible debentures; and

..  stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issuers. The advisor invests in all bond market sectors and actively trades the portfolio across issuers and sectors.

The Fund's dollar-weighted average maturity will generally range between six and twenty-two years.


The Fund will generally purchase only bonds that are rated investment grade or better, or if unrated, are of comparable quality.


The Fund may engage in short-term trading of portfolio securities. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


.. Credit (or Default) Risk. An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



.. Interest Rate Risk. An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

.. Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.


.. Investment Grade Securities Risk. Bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.


.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A higher portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

..  When-Issued Securities and Delayed Delivery Risk.  A purchase of
   "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bond Fund CLASS K

TOTAL RETURN (%)
per calendar year



                                    [CHART]


1993   11.17
1994   (4.34)
1995   17.47
1996    2.47
1997    8.58
1998    8.53
1999   (3.09)
2000   10.01
2001    6.00
2002    7.10


                     Year-to-date through 3/31/03: 1.56%



                 Best Quarter:    5.70% (quarter ended 6/30/95)
                 Worst Quarter: (3.35)% (quarter ended 3/31/94)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                   Since
                                         1 Year 5 Years 10 Years Inception
                                           %       %       %      %/(1)/
Class K
  Return Before Taxes                     7.10   5.61     6.21     6.24
  Return After Taxes on Distributions     4.86   3.14     3.69     3.74
  Return After Taxes on Distributions
   and Sale of Fund Shares                4.30   3.24     3.70     3.74
  Lehman Aggregate Bond Index/(2)/
   (reflects no deductions for fees,
   expenses or taxes)                    10.27   7.54     7.51     7.62
  Lehman Blended Index/(2)/ (reflects
   no deductions for fees, expenses or
   taxes)                                10.41   7.42     7.69     7.81

--------------------------------------------------------------------------------

(1)The inception date for the Class K shares is 11/23/92. The index returns from inception for Class K shares are as of 12/1/92.

(2)The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Blended Index is a blended index made up of 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Credit Index. The Lehman Brothers Credit Index is an unmanaged index made up of public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.50%
Other Expenses
   Shareholder Servicing Fees..................... 0.25%
   Other Operating Expenses....................... 0.20%
                                                   -----
   Total Other Expenses.......................................................    0.45%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 0.95%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $97    $303    $525    $1,166

INTERMEDIATE BOND FUND


 Goal

The Fund's goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies


The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds. This investment strategy may not be changed without 60 days' prior notice to shareholders.



Bonds in which the Fund invests may include:


.. U.S. Government securities and repurchase agreements collateralized by such securities;

..  obligations of domestic banks and corporations; and

..  mortgage and other asset-backed securities.


Bonds in which the Fund may invest also include to a lesser extent:


..  obligations of state, local and foreign governments;

..  obligations of foreign banks and corporations;

..  zero coupon bonds, debentures and convertible debentures; and

..  stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issues.

The Fund's dollar-weighted average maturity will generally range between three and ten years.


The Fund will generally purchase bonds that are rated investment grade or better, or if unrated, are of comparable quality.


The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may engage in short-term trading of portfolio securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


.. Credit (or Default) Risk. An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



..  Interest Rate Risk.  An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.


.. Investment Grade Securities Risk. Bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.


..  When-Issued Securities and Delayed Delivery Risk.  A purchase of
   "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Intermediate Bond Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1993    8.05
1994   (3.31)
1995   13.76
1996    2.88
1997    6.94
1998    6.96
1999   (0.04)
2000    8.85
2001    7.27
2002    7.85



                 Year-to-date through 3/31/03: 1.50%
                 Best Quarter:    4.50% (quarter ended 6/30/95)
                 Worst Quarter: (2.64)% (quarter ended 3/31/94)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                                 Since
                                                                       1 Year 5 Years 10 Years Inception
                                                                         %       %       %      %/(1)/
Class K
 Return Before Taxes                                                    7.85   6.13     5.82     5.82
 Return After Taxes on Distributions                                    5.86   3.87     3.29     3.31
 Return After Taxes on Distributions and Sale of Fund Shares            4.77   3.76     3.37     3.38
 Lehman Int. Gov't/Credit Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                   9.83   7.48     7.07     7.14

--------------------------------------------------------------------------------

(1)The inception date for Class K Shares is 11/20/92. The index return from inception for Class K shares is as of 12/1/92.

(2)The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which includes all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government and (ii) the Lehman Brothers Credit Index, which includes all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Intermediate Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

                   Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
                   Management Fees............................................................. 0.50%
                   Other Expenses
                      Shareholder Servicing Fees..................... 0.25%
                      Other Operating Expenses....................... 0.19%
                                                                      -----
                      Total Other Expenses..................................................    0.44%
                                                                                                -----
                   Total Annual Fund Operating Expenses........................................ 0.94%
                                                                                                =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $96    $300    $520    $1,155

INTERNATIONAL BOND FUND


 Goal

The Fund's goal is to realize a competitive total return through a combination of current income and capital appreciation.


This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies


The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds. This investment strategy may not be changed without 60 days' prior notice to shareholders.



Bonds in which the Fund may invest include:


.. obligations issued by foreign governments, their agencies, instrumentalities or political subdivisions;

.. obligations issued or guaranteed by supranational organizations (such as the World Bank);

..  obligations of foreign banks or bank holding companies; and

..  obligations of foreign corporations.


The Fund may also invest in bonds of domestic issuers that are dominated in foreign currencies. Generally, the Fund will invest at least 80% of its assets in the securities of issuers in at least three foreign countries, which may include emerging market countries.


The Fund's strategy focuses on analysis of bond yield relationships and specifically focuses on making allocation decisions based on yield relationships between countries, pricing inefficiencies in the marketplace and yield curve analysis.


The Fund will generally purchase bonds that are rated investment grade or better, or if unrated, are of comparable quality. The portfolio's dollar-weighted average maturity will generally range between three and fifteen years.


The Fund may engage in short-term trading of portfolio securities.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


.. Credit (or Default) Risk. An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



.. Interest Rate Risk. An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Foreign Securities Risk. The Fund's investments in foreign securities involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

.. Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.


.. Investment Grade Securities Risk. Bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.


.. Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A higher portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund's performance.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

International Bond Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1998  17.36
1999  (5.69)
2000  (3.85)
2001  (3.65)
2002  21.26


                 Year-to-date through 3/31/03: 4.08%

                 Best Quarter:   13.42% (quarter ended 6/30/02)
                 Worst Quarter: (4.84)% (quarter ended 3/31/99)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                             Since
                                                                            1 Year 5 Years Inception
                                                                              %       %     %/(1)/
Class K
 Return Before Taxes                                                        21.26   4.45     4.05
 Return After Taxes on Distributions                                        20.85   3.58     3.15
 Return After Taxes on Distributions and Sale of Fund Shares                13.05   3.16     2.82
 Salomon Bros. Non-U.S.$ World Index/(2)/ (reflects no deductions for fees,
   expenses or taxes)                                                       21.99   5.08     4.69

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 3/25/97. The index return from inception for Class K shares is as of 4/1/97.

(2)The Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, EUR 15 billion and (Yen)2.5 trillion.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--International Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.50%
Other Expenses
 Shareholder Servicing Fees................................................ 0.25%
 Other Operating Expenses.................................................. 0.39%
                                                                            -----
 Total Other Expenses...........................................................  0.64%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 1.14%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $116   $362    $628    $1,386

U.S. GOVERNMENT INCOME FUND


 Goal

The Fund's goal is to provide high current income.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in a broad range of U.S. Government securities. This investment strategy may not be changed without 60 days' prior notice to shareholders.

U.S. Government securities are high-quality securities, including mortgage-backed securities, issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and an analysis of such factors as interest rate relationships, the relative attractiveness of the government-related sectors of the market and the characteristics of individual issues.

The Fund's dollar-weighted average maturity generally will range between six and twenty-two years.

The Fund may also invest in other fixed income securities that are rated AAA or better, or if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

.. Credit or (Default) Risk. An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

.. Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and /or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

U.S. Government Income Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1995   17.20
1996    2.88
1997    8.72
1998    7.24
1999   (1.13)
2000   11.47
2001    7.49
2002    9.72


                 Year-to-date through 3/31/03: 0.82%
                 Best Quarter:    5.91% (quarter ended 6/30/95)
                 Worst Quarter: (2.04)% (quarter ended 3/31/96)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                             Since
                                                                            1 Year 5 Years Inception
                                                                              %       %     %/(1)/
Class K
 Return Before Taxes                                                         9.72   6.87     7.34
 Return After Taxes on Distributions                                         7.46   4.48     4.76
 Return After Taxes on Distributions and Sale of Fund Shares                 5.91   4.29     4.59
 Lehman Gov't Bond Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                   11.50   7.77     8.19

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 7/5/94. The index return from inception for Class K shares is as of 7/1/94.

(2)The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--U.S. Government Income Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees............................................................ 0.50%
Other Expenses
 Shareholder Servicing Fees..................... 0.25%
 Other Operating Expenses....................... 0.19%
                                                 -----
 Total Operating Expenses.................................................  0.44%
                                                                            -----
Total Annual Fund Operating Expenses....................................... 0.94%
                                                                            =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $96    $300    $520    $1,155

 TAX-FREE FUNDS


MICHIGAN TAX-FREE BOND FUND
(offered only in the State of Michigan)


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies


The Fund pursues its goal by investing, under normal circumstances, at least 80% of the Fund's assets in bonds issued by the State of Michigan and its political subdivisions. This investment strategy may not be changed without 60 days' prior notice to shareholders.



The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities, the income from which is exempt from Federal income taxes and Michigan state income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.


The Fund will invest primarily in Michigan municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.


The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable bonds.


The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


.. Credit (or Default) Risk. An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



.. Interest Rate Risk. An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


.. Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

..  State-Specific Risk.   Because the Fund invests primarily in a portfolio of
   Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect Michigan's economy.



.. Investment Grade Securities Risk. Bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.


..  When-Issued Securities and Delayed Delivery Risk.  A purchase of
   "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Michigan Tax-Free Bond Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1995   16.64
1996    3.03
1997    9.60
1998    5.54
1999   (4.21)
2000   12.38
2001    3.52
2002   10.00


                 Year-to-date through 3/31/03: 0.96%
                 Best Quarter:   6.78%  (quarter ended 3/31/95)
                 Worst Quarter: (2.77)% (quarter ended 6/30/99)




AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                                                                 Since
                                                                                1 Year 5 Years Inception
                                                                                  %       %     %/(1)/
Class K
 Return Before Taxes                                                            10.00   5.29     5.14
 Return After Taxes on Distributions                                             8.42   4.87     4.24
 Return After Taxes on Distributions and Sale of Fund Shares                     6.10   4.68     4.12
 Lehman 15-Year Muni Index/(2)/ (reflects no deductions for fees, expenses or
   taxes)                                                                       10.77   6.52     6.60
 Lehman Blended Index/(2)/ (reflects no deductions for fees, expenses or taxes) 10.32   6.30     6.42

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 1/3/94. The index returns from inception for Class K shares are as of 1/1/94.

(2)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Michigan Tax-Free Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

                    Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
                    Management Fees............................................................ 0.50%
                    Other Expenses
                     Shareholder Servicing Fees..................... 0.25%
                     Other Operating Expenses....................... 0.18%
                                                                     -----
                     Total Other Expenses.....................................................  0.43%
                                                                                                -----
                    Total Annual Fund Operating Expenses....................................... 0.93%
                                                                                                =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $95    $296    $515    $1,143

TAX-FREE BOND FUND


 Goal

The Fund's goals are to provide as high a level of current interest income exempt from Federal income taxes and to generate as competitive a long-term rate of return as is consistent with prudent investment management and preservation of capital.

These goals are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies


The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in bonds. This investment strategy may not be changed without 60 days' prior notice to shareholders.





The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in municipal obligations, the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.




In selecting securities for the Fund, the advisor places a premium on value and diversifies the Fund's portfolio holdings across maturities, industries and geographic locations. The Fund may, however, invest more than 25% of its assets in municipal obligations issued by the state of Michigan and its political subdivisions.

The Fund invests primarily in intermediate-term and long-term municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.


The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable bonds.


The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


.. Credit (or Default) Risk. An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



.. Interest Rate Risk. An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


.. Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.


.. State-Specific Risk. Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest more broadly in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect Michigan's economy.



.. Investment Grade Securities Risk. Bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.


..  When-Issued Securities and Delayed Delivery Risk.  A purchase of
   "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Tax-Free Bond Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1995    15.89
1996     2.13
1997     9.84
1998     5.22
1999    (4.00)
2000    11.72
2001     3.56
2002     9.71


                 YTD through 3/31/03: 1.01%
                 Best Quarter:    6.14% (quarter ended 3/31/95)
                 Worst Quarter: (2.89)% (quarter ended 6/30/99)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2001

                                                          Since
                                         1 Year 5 Years Inception
                                           %       %     %/(1)/
Class K
  Return Before Taxes                     9.71   5.10     6.16
  Return After Taxes on Distributions     7.50   4.42     5.13
  Return After Taxes on Distributions
   and Sale of Fund Shares                6.48   4.52     5.05
  Lehman 15-Year Muni Index/(2)/
   (reflects no deductions for fees,
   expenses or taxes)                    10.77   6.52     7.66
  Lehman Blended Index/(2)/ (reflects
   no deductions for fees, expenses or
   taxes)                                10.32   6.30     7.45

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 7/5/94. The index returns from inception for Class K shares are as of 7/1/94.

(2)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Tax-Free Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

                    Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
                    Management Fees............................................................ 0.50%
                    Other Expenses
                     Shareholder Servicing Fees..................... 0.25%
                     Other Operating Expenses....................... 0.20%
                                                                     -----
                     Total Other Expenses.....................................................  0.45%
                                                                                                -----
                    Total Annual Fund Operating Expenses....................................... 0.95%
                                                                                                =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $97    $303    $525    $1,166

TAX-FREE SHORT & INTERMEDIATE BOND FUND



 Goal

The Fund's goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments.

These goals are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies


The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in bonds. This investment strategy may not be changed without 60 days' prior notice to shareholders.





The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For the purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.


The Fund generally holds obligations with remaining maturities of five years or less but may invest in obligations with greater remaining maturities. The Fund's dollar-weighted average maturity will generally range between two and six years.

The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.

The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable fixed income securities.

The Fund may also purchase or sell on a when- issued, delayed delivery or forward commitment basis.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


.. Credit (or Default) Risk. An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



.. Interest Rate Risk. An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


.. Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.


..  State-Specific Risk.  Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest more broadly in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect Michigan's economy.





.. Investment Grade Securities Risk. Bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.


..  When-Issued Securities and Delayed Delivery Risk.  A purchase of
   "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Tax Free Short & Intermediate Bond Fund CLASS K


TOTAL RETURN (%)
per calendar year

                                    [CHART]


1992    6.80
1993    7.05
1994   (2.68)
1995   11.33
1996    3.02
1997    5.61
1998    4.69
1999   (0.10)
2000    6.37
2001    5.05
2002    6.99


                 Year-to-date through 3/31/03: 0.67%
                 Best Quarter:    4.61% (quarter ended 3/31/95)
                 Worst Quarter: (3.25)% (quarter ended 3/31/94)


AVERAGE ANNUAL TOTAL RETURNS

for the periods ended December 31, 2002


                                                                                             Since
                                                                   1 Year 5 Years 10 Years Inception
                                                                     %       %       %      %/(1)/
Class K
 Return Before Taxes                                                6.99   4.57     4.67     5.32
 Return After Taxes on Distributions                                5.40   4.17     3.73     4.08
 Return After Taxes on Distributions and Sale of Fund Shares        4.42   4.10     3.69     4.02
 Lehman Int. Short Muni Index/5-Year G. O. Index/(2)/ (reflects no
   deductions for fees, expenses or taxes)                          8.38   5.64      N/A      N/A

--------------------------------------------------------------------------------

(1)The inception date for Class K shares is 2/9/87. The index return from inception for Class K shares is as of 2/1/87.


(2)The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993 the Tax-Free Short & Intermediate Bond Fund is compared to the Lehman Brothers 5-Year General Obligation Index, a performance benchmark for the short-term investment-grade tax-exempt bond market.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 Fees and Expenses--Tax-Free Short & Intermediate Bond Fund


The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                    Shareholder Fees (paid directly from your investment)
                    Maximum Sales Charge (Load) Imposed on Purchases....................... None
                    Maximum Deferred Sales Charge (Load)................................... None
                    Maximum Sales Charge (Load) Imposed on Reinvested Dividends............ None
                    Redemption Fees........................................................ None
                    Exchange Fees.......................................................... None

                    Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
                    Management Fees........................................................ 0.50%
                    Other Expenses
                     Shareholder Servicing Fees........................... 0.25%
                     Other Operating Expenses............................. 0.19%
                                                                                -----
                     Total Other Expenses.................................................  0.44%
                                                                                            -----
                    Total Annual Fund Operating Expenses................................... 0.94%
                                                                                            =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $96    $300    $520    $1,155

 MONEY MARKET FUNDS


CASH INVESTMENT FUND


 Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality U.S. dollar-denominated money market instruments, including repurchase agreements.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

.. Credit (or Default) Risk. An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

.. Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value.When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-
  backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

.. Credit Ratings Risk. Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2- by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

.. Repurchase Agreement Risk. A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

.. Variable and Floating Rate Securities Risk. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

 Performance


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Cash Investment Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1993     2.71
1994     3.64
1995     5.41
1996     4.84
1997     5.02
1998     5.03
1999     4.67
2000     5.88
2001     3.66
2002     1.35



                Year-to-date through 3/31/03: 0.19%
                Best Quarter:     1.52% (quarter ended 9/30/00)
                Worst Quarter:    0.27% (quarter ended 12/31/02)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                                     Since
                           1 Year 5 Years 10 Years Inception
                             %       %       %      %/(1)/
                   Class K
                            1.35   4.11     4.22     4.20

--------------------------------------------------------------------------------
(1)The inception date for Class K shares is 11/23/92.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Cash Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................. None
Maximum Deferred Sales Charge (Load)............................. None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...... None
Redemption Fees.................................................. None
Exchange Fees.................................................... None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.35%
                        Other Expenses
                        Shareholder Servicing Fees......................... 0.15%
                         Other Operating Expenses.......................... 0.16%
                                                                            -----
 Total Other Expenses...........................................................  0.31%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 0.66%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
-----  ------  ------  -------
 $67    $211    $368     $822

TAX-FREE MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing substantially all of its assets in short-term, U.S. dollar-denominated municipal obligations, the interest on which is exempt from regular Federal income tax.


The Fund is also subject to a ''fundamental'' investment policy, which cannot be changed without shareholder approval, that requires it to invest under normal circumstances, at least 80% of its assets in obligations, the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund's investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund's 80% policy described directly above. For purposes of this prospectus assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

.. Credit (or Default) Risk. An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

.. Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Credit Ratings Risk. Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2- by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

.. Variable and Floating Rate Securities Risk. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Tax-Free Money Market Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1993   2.07
1994   2.21
1995   3.22
1996   2.85
1997   2.98
1998   2.83
1999   2.62
2000   3.46
2001   2.17
2002   0.93


                 Year-to-date through 3/31/03: 0.13%
                 Best Quarter:  0.91% (quarter ended 12/31/00)
                 Worst Quarter: 0.18% (quarter ended 9/30/02)


AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2002


                                               Since
                     1 Year 5 Years 10 Years Inception
                       %       %       %      %/(1)/
Class K
                      0.93   2.40     2.53     2.53

--------------------------------------------------------------------------------
(1)The inception date for Class K shares is 11/23/92.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Tax-Free Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees.................................................................. 0.35%
Other Expenses
 Shareholder Servicing Fees................................................ 0.15%
 Other Operating Expenses.................................................. 0.15%
                                                                            -----
 Total Other Expenses...........................................................  0.30%
                                                                                  -----
Total Annual Fund Operating Expenses............................................. 0.65%
                                                                                  =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -----  ------  ------  -------
                         $66    $208    $362     $810

U.S. TREASURY MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets solely in short-term bonds, bills and notes, issued by the U.S. Treasury (including "stripped" securities). This investment strategy may not be changed without 60 days' prior notice to shareholders.

The Fund also invests in repurchase agreements relating to U.S. Treasury obligations.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

.. Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer- term bonds are generally more sensitive to interest rate changes than shorter- term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Repurchase Agreement Risk. A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

 Performance

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

U.S. Treasury Money Market Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]


1993   2.60
1994   3.41
1995   5.18
1996   4.71
1997   4.82
1998   4.70
1999   4.25
2000   5.45
2001   3.17
2002   0.98


                 Year-to-date through 3/31/03: 0.09%
                 Best Quarter:  1.44% (quarter ended 12/31/00)
                 Worst Quarter: 0.21% (quarter ended 21/31/02)


AVERAGE ANNUAL RETURNS

for periods ended December 31, 2002


                                               Since
                     1 Year 5 Years 10 Years Inception
                       %       %       %      %/(1)/
Class K
                      0.98   3.70     3.92     3.92

--------------------------------------------------------------------------------
(1)The inception date for Class K shares is 11/25/92.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--U.S. Treasury Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................. None
Maximum Deferred Sales Charge (Load)............................. None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...... None
Redemption Fees.................................................. None
Exchange Fees.................................................... None

Annual Fund Operating Expenses (paid from Fund assets) as a % of net assets
Management Fees........................................................ 0.35%
Other Expenses
  Shareholder Servicing Fees..................................... 0.15%
  Other Operating Expenses....................................... 0.20%
                                                                  -----
  Total Other Expenses...............................................   0.35%
                                                                        -----
Total Annual Fund Operating Expenses................................... 0.70%
                                                                        =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
-----  ------  ------  -------
 $72    $224    $390     $871

GLOSSARY
--------------------------------------------------------------------------------


The Glossary below explains certain terms used throughout this prospectus.

TYPES OF FUNDS


Equity Funds are the Balanced Fund, Emerging Markets Fund, Future Technology Fund, Healthcare Fund, Index 500 Fund, International Equity Fund, International Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Small Company Growth Fund.


Income Funds are the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund.


Tax-Free Funds are the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund.


Money Market Funds are the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund.

TYPES OF SECURITIES

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Fixed income or debt securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.


U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and others.


RATING AGENCIES

Moody's Investor Services, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services. (S&P)

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------


This section provides additional information about the Funds' investment strategies and risks. The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Funds' principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" for each of the Funds.

Asset-Backed Securities. Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

   Investment Strategy. The Balanced Fund, Bond Fund and Intermediate Bond Fund may invest a significant portion of their assets in asset-backed securities. The Cash Investment Fund may also invest in asset-backed securities.

   Special Risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

   Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset- backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage- backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

Borrowing . Money may be borrowed from banks for emergency purposes and redemptions.


   Investment Strategy. The Funds may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.


   Special Risks. Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

Credit Ratings for Money Market Funds. Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Money Market Funds may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

..  A-2- or higher by S&P;
..  P-2- or higher by Moody's; or
..  F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Money Market Funds may also invest in unrated securities if the advisor believes they are comparable in quality.

   Investment Strategy. Securities purchased by the Money Market Funds will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

   Special Risks. Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board, whether a Fund should continue to hold the security.

Derivatives. Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

   Investment Strategy. The Index 500 Fund frequently invests in S&P 500(R) futures contracts. Each of the Equity Funds, Bond Funds and Tax-Free Funds may also utilize derivatives. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Funds may, but are not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Funds will not use derivatives for speculative purposes.

   There can be no assurance that a Fund will not use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

   Special Risks. The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
   (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.


   Investment Strategy. The Healthcare Fund and Power Plus Fund may invest without limitation in foreign securities. Each of the Emerging Markets Fund, International Bond Fund, International Equity Fund and International Growth Fund invest at least 80% of its assets in foreign securities. Each of the other Equity, Income and Money Market Funds (except the Tax-Free Money Market Fund) may invest up to 25% of its assets in foreign securities.


   Special Risks. Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

   Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

   Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

Guaranteed Investment Contracts. Guaranteed investment contracts are agreements by the Fund to make payments to an insurance company's general account in exchange for a minimum level of interest based on an index.

   Investment Strategy. The Cash Investment Fund may invest in guaranteed investment contracts.

   Special Risks. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund's limitation on illiquid investments.

Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:

..  BBB- or higher by S&P;
..  Baa3 or higher by Moody's; or
..  BBB- or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

   Investment Strategy. Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade in the case of the Balanced Fund and the Income Funds, or at least A- by S&P or Fitch or A3 by Moody's in the case of the Tax-Free Funds, except that the Funds may also invest in unrated securities if the advisor or sub-advisor believes they are comparable in quality. In addition, the Tax-Free Funds will generally invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

   Special Risks. Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The advisor or sub-advisor will consider such an event in determining whether the Fund should continue to hold the security.

Municipal Obligations. Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.


   Investment Strategy. The Tax-Free Funds and Tax-Free Money Market Fund will normally invest at least 80% of their assets in municipal obligations.


   Special Risks. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the Federal alternative minimum tax
   (AMT). Although the

   Tax-Free Money Market Fund may invest more than 25% of its net assets in municipal revenue obligations, it does not intend to do so on a regular basis. If it does, it will be riskier than a fund that does not concentrate to such an extent on similar projects.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.


   Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of a Fund's total assets (including the loan collateral).


   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Short-Term Trading. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights.


   Investment Strategy. Each of the Balanced Fund, Emerging Markets Fund, Future Technology Fund, International Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, NetNet Fund, Power Plus Fund, Small-Cap Value Fund, Small Company Growth Fund, Bond Fund, Intermediate Bond Fund and International Bond Fund may engage in substantial short-term trading. The Healthcare Fund, MidCap Select Fund, Multi-Season Growth Fund and U.S. Government Income Fund may also engage in short-term trading. Short-term trading of portfolio securities, including, in the case of the Equity Funds, initial public offerings, may result in increasing a Fund's turnover rate.


   Special Risks. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Stripped Securities. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

   Investment Strategy. Each of the Balanced Fund, the Income Funds and the U.S. Treasury Money Market Fund may invest in stripped securities.

   Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

Temporary and Defensive Investing. Short-term obligations refer to U.S. Government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

   Investment Strategy. Each of the Equity Funds, Income Funds and Tax-Free Funds may invest a portion of its assets in short-term obligations pending investment, in order to meet anticipated redemption requests or as a defensive measure in response to adverse market or economic conditions. The Tax-Free Funds and Tax-Free Money Market Fund may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. Each Tax-Free Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

   Special Risks. A Fund may not achieve its investment objective when its asset are invested in short-term obligations.

U.S. Government Securities. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security.

No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

   Investment Strategy. Each of the U.S. Government Income Fund and U.S. Treasury Money Market Fund will invest all or a substantial portion of its assets in U.S. government securities. Each of the Balanced Fund, Bond Fund and Intermediate Bond Fund may also invest in U.S. government securities. All other Funds may invest in U.S. government securities.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

   Investment Strategy. Each of the Cash Investment Fund and Tax-Free Money Market Fund may invest a substantial portion of its assets in variable and floating rate securities. Each of the Balanced Fund, Bond Fund, Intermediate Bond Fund, International Bond Fund and Tax-Free Funds may also invest in variable and floating rate securities.

   Special Risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward
Commitments. A purchase of ''when-issued'' securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

   Special Risks. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

   Investment Strategy. Each of the Balanced Fund, the Income Funds, the Tax-Free Funds and the Money Market Funds may invest in zero coupon bonds.

   Special Risks. The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


 Disclaimers

The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P Index or any data included therein.

YOUR INVESTMENT
--------------------------------------------------------------------------------

This section describes how to do business with the Funds.


 How to Reach the Funds

Contact Shareholder Services
By telephone:   1-800-438-5789

By mail:
            The Munder Funds
            P.O. Box 9701
            Providence, RI 02940

By overnight
delivery:
            The Munder Funds
            4400 Computer Drive
            Westborough, MA 01581


 Purchase Information

Who May Purchase Shares
Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. Each Fund also issues other classes of shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information concerning the Funds' other classes of shares.

Purchase Price
Class K shares of the Funds are sold at the net asset value (NAV) next determined after a purchase order is received in proper form.

Method for Purchasing Shares
You may purchase Class K shares through selected banks or other financial institutions. Please note that financial institutions may charge you fees for their services. Confirmations of share purchases will be sent to the financial institution involved.

Policies for Purchasing Shares
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.


 Redemption Information

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form.

Methods for Redeeming Shares
.. You may redeem shares of all Funds through your bank or other financial institution.

.. You may redeem a portion of your shares of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds through the free checkwriting privilege. Checkwriting is available to holders of Class K shares of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' notice to you.

Policies for Redeeming Shares
.. Shares held by a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.


 Additional Policies for Purchases and Redemptions

.. We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

.. We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

.. At any time, we may change any of our purchase or redemption practices or privileges and may suspend the sale of Fund shares.

.. We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

..  To limit the Funds' expenses, we no longer issue share certificates.

..  We may temporarily stop redeeming shares if:

  .  the NYSE is closed;

  .  trading on the NYSE is restricted;


  . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or


  .  the SEC orders the Fund to suspend redemptions.

.. We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

.. Your account activity will be detailed in your financial institutions statement to you. Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


.. Normally, we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form, except as described below in case of shares purchased by check. Same-day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut off time (see below).


.. If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Cash Investment Fund or U.S. Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

.. If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

.. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.


 Service Fees

The Funds have adopted a distribution and service plan for all classes of shares. With respect to Class K shares, each Fund may pay fees for services provided to shareholders. Under the Plan, the Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services.

Because the fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in a Fund and may cost you more than paying sales charges.


 Other Information

In addition to paying service fees under the Plan, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payments or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

VALUING FUND SHARES
--------------------------------------------------------------------------------

Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. NAV for Class K shares is calculated by
(1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund (other than the Money Market Funds) is generally based on the current market value of the securities held in the Fund.

The Money Market Funds' assets may be priced and these Funds may be open for business on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m., Eastern time, on any day the money markets are open but the NYSE is closed will be effected at the net asset value per share of the applicable class of shares of the Money Market Fund determined as of 4:00 p.m., Eastern time, on that date. To the extent that other Munder Funds are not open for business, no shareholder exchange activity will be permitted with such other Funds on such days.


If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Funds to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Boards.


In determining each Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight line basis over the remaining life of the instrument.


Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determine that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61/st/ day before maturity).



Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Board of Trustees. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.


BALANCED FUND, INDEX 500 FUND, LARGE-CAP VALUE FUND AND SMALL COMPANY GROWTH
FUND


These Funds declare and pay dividend distributions, if any, quarterly.


EMERGING MARKETS FUND,


FUTURE TECHNOLOGY FUND, HEALTHCARE FUND, INTERNATIONAL BOND FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL EQUITY FUND, MICRO-CAP EQUITY FUND, MIDCAP SELECT FUND, MULTI-SEASON GROWTH FUND, NETNET FUND, POWER PLUS FUND AND SMALL-CAP VALUE FUND


These Funds declare and pay dividend distributions, if any, at least annually.


BOND FUND, INTERMEDIATE BOND FUND, MICHIGAN TAX-FREE BOND FUND, REAL ESTATE EQUITY INVESTMENT FUND, TAX-FREE BOND FUND, TAX-FREE SHORT & INTERMEDIATE BOND FUND AND U.S. GOVERNMENT INCOME FUND


These Funds declare and pay dividend distributions, if any, monthly.

CASH INVESTMENT FUND, TAX-FREE MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND

Dividend distributions are declared daily and paid monthly.

ALL FUNDS

All Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of its earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale of the shares.

Each Fund will pay distributions in additional shares of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Investments in a Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.


 Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Tax-Free Funds and Tax-Free Money Market Fund expect that a portion of their dividend distributions will be exempt from federal income tax. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

 Taxes on Sales

If you sell shares of a Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.


 Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT
--------------------------------------------------------------------------------



 Investment Advisor and Sub-Advisor

Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund. World Asset Management (World), a division of MCM, 255 East Brown Street, Birmingham, Michigan 48009, is responsible for managing the Index 500 Fund and the International Equity Fund. As of June 30, 2001, MCM had approximately $31.3 billion in assets under management, of which $15.0 billion were invested in equity securities, $8.6 billion were invested in money market or other short-term instruments, $6.3 billion were invested in other fixed income securities and $1.4 billion were invested in balanced investments.

Framlington Overseas Investment Management Limited (Framlington), an affiliate of MCM, is the sub-advisor of the Bio(Tech)2 Fund, the Emerging Markets Fund, the Healthcare Fund and the International Growth Fund.

The advisor provides overall investment management for the Funds. Except for the Funds sub-advised by Framlington, the advisor provides all research and credit analysis and is responsible for all purchases and sales of portfolio securities.

Framlington provides research and credit analysis for each of the Funds it sub-advises and is responsible for making all purchases and sales of portfolio securities for these Funds.

During the fiscal year ended June 30, 2002, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:


                    Balanced Fund..................... 0.65%
                    Emerging Markets Fund............. 1.25%
                    Future Technology Fund............ 1.00%
                    Healthcare Fund................... 0.91%
                    Index 500 Fund.................... 0.11%
                    International Equity Fund......... 0.75%
                    International Growth Fund......... 1.00%
                    Large-Cap Value Fund.............. 0.75%
                    Micro-Cap Equity Fund............. 1.00%
                    MidCap Select Fund................ 0.75%
                    Multi-Season Growth Fund.......... 0.75%
                    NetNet Fund....................... 0.75%
                    Power Plus Fund................... 0.75%
                    Real Estate Equity Investment Fund 0.74%
                    Small-Cap Value Fund.............. 0.75%
                    Small Company Growth Fund......... 0.75%
                    Bond Fund......................... 0.50%
                    Intermediate Bond Fund............ 0.50%
                    International Bond Fund........... 0.50%
                    U.S. Government Income Fund....... 0.50%
                    Michigan Tax-Free Bond Fund....... 0.50%
                    Tax-Free Bond Fund................ 0.50%
                    Tax-Free Short & Intermediate Bond
                      Fund............................ 0.50%
                    Cash Investment Fund.............. 0.35%
                    Tax-Free Money Market Fund........ 0.35%
                    U.S. Treasury Money Market Fund... 0.35%


Performance Information. The tables below contain performance information for certain Funds created through the conversion of a common or collective trust fund that had investment objectives and policies that were materially similar to those of the Funds into which they were converted. Immediately before and after the conversion, the same person managed both the common or collective trust fund and the Fund into which they were converted.

The table for each Fund:

..  includes the average annual total returns of the common or collective trust fund prior to the
  conversion and the average annual total returns of the corresponding Fund after the conversion;

..  assumes that net investment income and dividends have been reinvested;

.. assumes that the common or collective trust fund paid the same levels of fees and expenses as the Fund into which they were converted currently pays although the actual expenses of those common and collective funds may have been lower;

.. does not reflect any potential negative impact on the common and collective trust funds' performance if they had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue
   Code) as the Fund into which they were converted; and

..  indicates past performance only and does not predict future results.

                                           Munder Small Russell
                                             Company     2000
                                           Growth Fund  Growth
                Period Ended                (Class K)*  Index**
                June 30, 2002                   %          %
                -------------              ------------ -------
                1 Year....................    (24.07)   (25.00)
                5 Years...................     (6.40)    (1.98)
                10 Years..................      6.73      6.23
                Since Inception (12/31/82)      9.22      6.95

--------------------------------------------------------------------------------
* Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
** Russell 2000 Growth Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth rates.

                                                         FTSE
                                            Munder     Actuaries
                                         International   World
                                          Equity Fund    Index
               Period Ended               (Class K)*   ex-U.S.**
               June 30, 2002                   %           %
               -------------             ------------- ---------
               1 Year...................    (12.96)      (8.47)
               5 Years..................     (1.79)      (1.08)
               10 Years.................      4.51        5.68
               Since Inception (9/30/90)      5.74        4.48

--------------------------------------------------------------------------------
* Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
** FTSE World Index ex-U.S. performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

                                              Munder
                                            Index 500    S&P
                                               Fund      500
                  Period Ended              (Class K)* Index**
                  June 30, 2002                 %         %
                  -------------             ---------- -------
                  1 Year...................   (18.56)  (17.99)
                  5 Years..................     3.02     3.66
                  10 Years.................    10.80    11.43
                  Since Inception (1/27/88)    11.73    12.74

--------------------------------------------------------------------------------
* Converted from collective trust fund to mutual fund on December 7, 1992. All performance after that conversion is that of the Fund. From December 7, 1992 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
** S&P 500 Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The S&P 500 is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

                                                       Lehman
                                                      Brothers
                                             Munder   Aggregate
                                           Bond Fund    Bond
                 Period Ended              (Class K)*  Index**
                 June 30, 2002                 %          %
                 -------------             ---------- ---------
                 1 Year...................    4.41      8.63
                 5 Years..................    5.77      7.57
                 10 Years.................    5.49      7.34
                 Since Inception (2/29/60)    6.17      N/A

--------------------------------------------------------------------------------
* Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
** Lehman Brothers Aggregate Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher.

                                       Munder
                                        U.S.      Lehman
                                     Government  Brothers
                                       Income   Government
                                        Fund       Bond
                     Period Ended    (Class K)*  Index**
                     June 30, 2002       %          %
                     -------------   ---------- ----------
                     1 Year.........    9.25       8.81
                     5 Years........    7.05       7.64
                     10 Years.......    6.56       7.31
                     Since Inception
                       (11/1/62)....    6.29       N/A

--------------------------------------------------------------------------------
* Converted from collective trust fund to mutual fund on July 5, 1994. All performance after that conversion is that of the Fund.
** Lehman Brothers Government Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible securities of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

                                                        Lehman
                                           Munder      Brothers
                                        Intermediate Intermediate
                                         Bond Fund   Gov't/Credit
              Period Ended               (Class K)*    Index**
              June 30, 2002                  %            %
              -------------             ------------ ------------
              1 Year...................     6.72         8.17
              5 Years..................     6.09         7.20
              10 Years.................     5.71         6.85
              Since Inception (9/30/82)     7.75         9.17

--------------------------------------------------------------------------------
* Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From November 20, 1992 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
** Lehman Brothers Intermediate Government/Credit Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond
   Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.


                                             Munder    Lehman
                                            Tax-Free   15-Year
                                           Bond Fund  Muni Bond
                 Period Ended              (Class K)*  Index**
                 June 30, 2002                 %          %
                 -------------             ---------- ---------
                 1 Year...................    6.38      7.67
                 5 Years..................    5.51      7.36
                 10 Years.................    5.89      8.00
                 Since Inception (8/10/62)    5.10      N/A

--------------------------------------------------------------------------------
* Converted from common trust fund to mutual fund on July 21, 1994. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
** Lehman 15-Year Municipal Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers 15-Year Municipal Bond Index is a performance benchmark for the long-term investment-grade tax-exempt bond market with maturities ranging from twelve to seventeen years.

 Portfolio Managers



BALANCED FUND, FUTURE TECHNOLOGY FUND, LARGE-CAP VALUE FUND, MICRO-CAP EQUITY FUND, MIDCAP SELECT FUND, MULTI-SEASON GROWTH FUND, NETNET FUND, POWER PLUS FUND, REAL ESTATE EQUITY INVESTMENT FUND, SMALL-CAP VALUE FUND, SMALL COMPANY GROWTH FUND, BOND FUND, INTERMEDIATE BOND FUND, INTERNATIONAL BOND FUND, MICHIGAN TAX-FREE BOND FUND, TAX-FREE BOND FUND, TAX-FREE SHORT & INTERMEDIATE BOND FUND AND U.S. GOVERNMENT INCOME FUND


A team of professional portfolio managers employed by MCM makes investment decisions for the Funds.

INDEX 500 FUND AND INTERNATIONAL EQUITY FUND

A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Funds.


EMERGING MARKETS FUND, HEALTHCARE FUND AND INTERNATIONAL GROWTH FUND


A team of professional portfolio managers employed by Framlington makes investment decisions for the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables below are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). For periods ending on June 30, this information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. The information for the period ended December 31, 2002 has not been audited and is included in the semi-annual report of the Fund and is also incorporated by reference into the Statement of Additional Information. You may obtain the annual report, semi-annual report and Statement of Additional Information without charge by calling (800) 438-5789.





                                                                           Balanced Fund(a)
                                                  -----------------------------------------------------------------
                                                  Period Ended     Year       Year       Year       Year     Year
                                                  12/31/02(c)     Ended      Ended      Ended      Ended     Ended
                                                  (Unaudited)   6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                                  ------------  ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period.............   $  9.17      $ 10.19    $ 12.14    $ 12.98    $ 13.49   $ 13.03

                                                    -------      -------    -------    -------    -------   -------
Income/(Loss) from investment operations:
Net investment income............................      0.05         0.16       0.20       0.15       0.22      0.31
Net realized and unrealized gain/(loss) on
 investments.....................................     (0.66)       (1.03)     (0.34)      2.39       1.02      1.64

                                                    -------      -------    -------    -------    -------   -------
Total from investment operations.................     (0.61)       (0.87)     (0.14)      2.54       1.24      1.95

                                                    -------      -------    -------    -------    -------   -------
Less distributions:
Dividends from net investment income.............     (0.06)       (0.15)     (0.18)     (0.15)     (0.23)    (0.32)
Distributions from net realized gains............        --           --      (1.35)     (3.23)     (1.52)    (1.17)
Distributions in excess of net realized gains....        --           --      (0.28)        --         --        --

                                                    -------      -------    -------    -------    -------   -------
Total distributions..............................     (0.06)       (0.15)     (1.81)     (3.38)     (1.75)    (1.49)

                                                    -------      -------    -------    -------    -------   -------
Net asset value, end of period...................   $  8.50      $  9.17    $ 10.19    $ 12.14    $ 12.98   $ 13.49

                                                    =======      =======    =======    =======    =======   =======
Total return (b).................................     (6.81)%      (8.45)%    (1.81)%    27.01%     10.83%    15.86%

                                                    =======      =======    =======    =======    =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............   $10,343      $11,876    $17,713    $23,695    $27,206   $31,748
Ratio of operating expenses to average net assets      1.52%(d)     1.37%      1.31%      1.26%      1.22%     1.17%
Ratio of net investment income to average net
 assets..........................................      1.21%(d)     1.59%      1.80%      1.33%      1.78%     2.41%
Portfolio turnover rate..........................        28%          79%       165%       176%       116%       79%
Ratio of operating expenses to average net assets
 without expense waivers.........................      1.53%(d)     1.37%      1.31%      1.26%      1.22%     1.17%

--------------------------------------------------------------------------------
(a)The Munder Balanced Fund Class K Shares commenced operations on April 16,
   1993.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                            Emerging Markets Fund(a)
                                                     --------------------------------------------------------------------
                                                       Period
                                                        Ended         Year        Year       Year        Year       Year
                                                     12/31/02(c)     Ended        Ended     Ended       Ended      Ended
                                                     (Unaudited)   6/30/02(c)    6/30/01  6/30/00(c)  6/30/99(c) 6/30/98(c)
                                                     -----------   ----------   -------   ----------  ---------- ----------
Net asset value, beginning of period................   $  8.56      $  8.53     $ 12.62    $ 11.60     $  8.99    $ 12.92
                                                       -------      -------     -------    -------     -------    -------
Income/(Loss) from investment operations:
Net investment income/(loss)........................      0.01         0.00(d)    (0.06)      0.00(d)     0.03       0.10
Net realized and unrealized gain/(loss) on
 investments........................................     (0.67)        0.03       (3.99)      1.02        2.58      (3.72)
                                                       -------      -------     -------    -------     -------    -------
Total from investment operations....................     (0.66)        0.03       (4.05)      1.02        2.61      (3.62)
                                                       -------      -------     -------    -------     -------    -------
Less distributions:
Dividends from net investment income................        --           --       (0.04)        --          --      (0.04)
Distributions from net realized gains...............        --           --          --         --          --      (0.05)
Distributions in excess of net realized gains.......        --           --          --         --          --      (0.22)
Distributions from capital..........................        --        (0.00)(d)      --         --          --         --
                                                       -------      -------     -------    -------     -------    -------
Total distributions.................................        --         0.00(d)    (0.04)        --          --      (0.31)
                                                       -------      -------     -------    -------     -------    -------
Net asset value, end of period......................   $  7.90      $  8.56     $  8.53    $ 12.62     $ 11.60    $  8.99
                                                       =======      =======     =======    =======     =======    =======
Total return(b).....................................     (7.71)%       0.41%     (32.17)%     8.79%      29.03%    (28.34)%
                                                       =======      =======     =======    =======     =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................   $10,299      $14,823     $26,696    $41,167     $36,438    $31,790
Ratio of operating expenses to average net assets...      1.98%(e)     1.95%       2.02%      1.98%       1.85%      1.89%
Ratio of net investment income/(loss) to average net
 assets.............................................      0.23%(e)     0.04%      (0.54)%    (0.02)%      0.39%      0.93%
Portfolio turnover rate.............................        76%         230%        223%       177%        159%        94%
Ratio of operating expenses to average net assets
 without expense waivers and/or reimbursements......      2.79%(e)     1.96%       2.08%      2.14%       2.12%      2.14%

--------------------------------------------------------------------------------

(a)The Munder Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

(e)Annualized.

                                                                                             Future Technology Fund(a)
                                                                                 -------------------------------------
                                                                                   Period
                                                                                    Ended          Year       Year
                                                                                 12/31/02(c)      Ended      Ended
                                                                                 (Unaudited)    6/30/02(c) 6/30/01(c)
                                                                                 -----------    ---------- ----------
Net asset value, beginning of period............................................   $  3.39       $  6.54     $ 18.10
                                                                                   -------       -------    --------
Income/(Loss) from investment operations:
Net investment loss.............................................................     (0.04)        (0.11)      (0.14)
Net realized and unrealized gain/(loss) on investments..........................     (0.36)        (3.04)     (11.42)
                                                                                   -------       -------    --------
Total from investment operations................................................     (0.40)        (3.15)     (11.56)
                                                                                   -------       -------    --------
Less distributions:
Net asset value, end of period..................................................   $  2.99       $  3.39     $  6.54
                                                                                   -------       -------    --------
Total return(b).................................................................    (11.80)%      (48.17)%    (63.87)%
                                                                                   =======       =======    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)............................................   $   330       $   641     $ 9,400
Ratio of operating expenses to average net assets...............................      3.10%(d)      2.56%       1.89%
Ratio of net investment loss to average net assets..............................     (2.84)%(d)    (2.25)%     (1.37)%
Portfolio turnover rate.........................................................        27%           89%        145%
Ratio of operating expenses to average net assets without expense waivers and/or
 reimbursements.................................................................      3.21%(d)      2.59%       1.95%





                                                                                   Period
                                                                                    Ended
                                                                                   6/30/00
                                                                                 -------
Net asset value, beginning of period............................................ $ 14.40
                                                                                 -------
Income/(Loss) from investment operations:
Net investment loss.............................................................   (0.01)
Net realized and unrealized gain/(loss) on investments..........................    3.71
                                                                                 -------
Total from investment operations................................................    3.70
                                                                                 -------
Less distributions:
Net asset value, end of period.................................................. $ 18.10
                                                                                 -------
Total return(b).................................................................   25.69%
                                                                                 =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)............................................ $11,159
Ratio of operating expenses to average net assets...............................    1.60%(d)
Ratio of net investment loss to average net assets..............................   (1.27)%(d)
Portfolio turnover rate.........................................................      53%
Ratio of operating expenses to average net assets without expense waivers and/or
 reimbursements.................................................................    1.64%(d)

--------------------------------------------------------------------------------
(a)The Munder Future Technology Fund Class K Shares commenced operations on May 25, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                            Healthcare Fund(a)
                                                   -------------------------------------------------------------------
                                                     Period
                                                      Ended          Year       Year       Year       Year       Year
                                                   12/31/02(c)      Ended      Ended      Ended      Ended      Ended
                                                   (Unaudited)    6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                                   -----------    ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............   $ 16.09       $ 25.29     $28.31    $ 10.44    $ 11.80     $10.89
                                                     -------       -------     ------    -------    -------     ------
Income/(Loss) from investment operations:
Net investment loss...............................     (0.15)        (0.32)     (0.34)     (0.19)     (0.13)     (0.14)
Net realized and unrealized gain/(loss) on
 investments......................................     (1.69)        (8.88)     (1.92)     18.06      (1.13)      1.05
                                                     -------       -------     ------    -------    -------     ------
Total from investment operations..................     (1.84)        (9.20)     (2.26)     17.87      (1.26)      0.91
                                                     -------       -------     ------    -------    -------     ------
Less distributions:
Distributions from net realized gains.............        --            --      (0.55)        --      (0.08)        --
Distributions in excess of net realized gains.....        --            --      (0.21)        --      (0.02)        --
                                                     -------       -------     ------    -------    -------     ------
Total distributions...............................        --            --      (0.76)        --      (0.10)        --
                                                     -------       -------     ------    -------    -------     ------
Net asset value, end of period....................   $ 14.25       $ 16.09     $25.29    $ 28.31    $ 10.44     $11.80
                                                     =======       =======     ======    =======    =======     ======
Total return(b)...................................    (11.44)%      (36.35)%    (8.32)%   170.91%    (10.70)%     8.45%
                                                     =======       =======     ======    =======    =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............   $   178       $   437     $  990    $   387    $    60     $  163
Ratio of operating expenses to average net assets.      2.17%(d)      1.63%      1.55%      1.61%      1.61%      1.62%
Ratio of net investment loss to average net assets     (2.07)%(d)    (1.54)%    (1.28)%    (1.01)%    (1.27)%    (1.21)%
Portfolio turnover rate...........................        21%           38%        45%        60%        49%        47%
Ratio of operating expenses to average net assets
 without expense waivers and/or
 reimbursements...................................      2.18%(d)      1.72%      1.55%      1.63%      1.92%      2.40%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                               Index 500 Fund(a)
                                                       ----------------------------------------------------------------
                                                         Period
                                                          Ended        Year       Year       Year      Year      Year
                                                       12/31/02(c)     Ended      Ended      Ended     Ended     Ended
                                                       (Unaudited)    6/30/02    6/30/01    6/30/00   6/30/99   6/30/98
                                                       -----------   --------   --------   --------  --------  --------
Net asset value, beginning of period..................  $  20.64     $  25.56   $  30.69   $  29.29  $  24.44  $  20.94
                                                        --------     --------   --------   --------  --------  --------
Income/(Loss) from investment operations:
Net investment income.................................      0.10         0.19       0.18       0.21      0.22      0.28
Net realized and unrealized gain/(loss) on investments     (2.30)       (4.92)     (4.85)      1.67      5.09      5.48
                                                        --------     --------   --------   --------  --------  --------
Total from investment operations......................     (2.20)       (4.73)     (4.67)      1.88      5.31      5.76
                                                        --------     --------   --------   --------  --------  --------
Less distributions:
Dividends from net investment income..................     (0.11)       (0.19)     (0.18)     (0.20)    (0.22)    (0.27)
Distributions from net realized gains.................        --           --      (0.27)     (0.28)    (0.24)    (1.99)
Distributions in excess of net realized gains.........        --           --      (0.01)        --        --        --
                                                        --------     --------   --------   --------  --------  --------
Total distributions...................................     (0.11)       (0.19)     (0.46)     (0.48)    (0.46)    (2.26)
                                                        --------     --------   --------   --------  --------  --------
Net asset value, end of period........................  $  18.33     $  20.64   $  25.56   $  30.69  $  29.29  $  24.44
                                                        ========     ========   ========   ========  ========  ========
Total return(b).......................................    (10.67)%     (18.56)%   (15.36)%     6.63%    21.99%    29.42%
                                                        ========     ========   ========   ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..................  $264,055     $207,675   $267,827   $328,059  $272,450  $168,639
Ratio of operating expenses to average net assets.....      0.73%(d)     0.64%      0.61%      0.60%     0.55%     0.53%
Ratio of net investment income to average net assets..      1.07%(d)     0.83%      0.66%      0.70%     0.96%     1.23%
Portfolio turnover rate...............................         8%           3%         9%         8%        6%        8%
Ratio of operating expenses to average net assets
 without expense waivers and/or reimbursements........      0.74%(d)     0.64%      0.61%      0.61%     0.60%     0.60%

--------------------------------------------------------------------------------
(a)The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.
(b)Total return represents aggregate total return for the period indicated.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                        International Equity Fund(a)
                                                     -----------------------------------------------------------------
                                                       Period
                                                        Ended         Year      Year       Year       Year      Year
                                                     12/31/02(c)     Ended      Ended     Ended      Ended      Ended
                                                     (Unaudited)   6/30/02(c)  6/30/01  6/30/00(c) 6/30/99(c)  6/30/98
                                                     -----------   ---------- -------   ---------- ---------- --------
Net asset value, beginning of period................   $ 10.53      $ 12.14   $ 18.03    $  16.22   $  15.03  $  15.74
                                                       -------      -------   -------    --------   --------  --------
Income/(Loss) from investment operations:
Net investment income...............................      0.02         0.11      0.09        0.25       0.16      0.16
Net realized and unrealized gain/(loss) on
 investments........................................     (1.48)       (1.68)    (4.65)       3.43       1.43      0.32
                                                       -------      -------   -------    --------   --------  --------
Total from investment operations....................     (1.46)       (1.57)    (4.56)       3.68       1.59      0.48
                                                       -------      -------   -------    --------   --------  --------
Less distributions:
Dividends from net investment income................     (0.10)       (0.04)    (0.10)      (0.28)     (0.17)    (0.19)
Distributions from net realized gains...............        --           --     (1.23)      (1.59)     (0.23)    (1.00)
                                                       -------      -------   -------    --------   --------  --------
Total distributions.................................     (0.10)       (0.04)    (1.33)      (1.87)     (0.40)    (1.19)
                                                       -------      -------   -------    --------   --------  --------
Net asset value, end of period......................   $  8.97      $ 10.53   $ 12.14    $  18.03   $  16.22  $  15.03
                                                       =======      =======   =======    ========   ========  ========
Total return(b).....................................    (13.75)%     (12.96)%  (26.51)%     23.51%     10.94%     4.24%
                                                       =======      =======   =======    ========   ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................   $45,991      $63,082   $80,634    $118,766   $106,106  $105,916
Ratio of operating expenses to average net assets...      1.49%(d)     1.38%     1.38%       1.30%      1.29%     1.25%
Ratio of net investment income to average net assets      0.34%(d)     0.98%     0.62%       1.44%      1.09%     1.03%
Portfolio turnover rate.............................        21%          22%       27%         18%        23%       41%
Ratio of operating expenses to average net assets
 without expense waivers............................      1.49%(d)     1.38%     1.38%       1.30%      1.29%     1.25%

--------------------------------------------------------------------------------
(a)The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                       International Growth Fund(a)
                                                  ---------------------------------------------------------------------
                                                    Period
                                                     Ended         Year         Year       Year       Year       Year
                                                  12/31/02(c)     Ended        Ended      Ended      Ended      Ended
                                                  (Unaudited)   6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                                  -----------   ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period.............   $  8.42      $ 10.00      $ 15.75     $12.75     $11.92     $11.35
                                                    -------      -------      -------     ------     ------     ------
Income/(Loss) from investment operations:
Net investment income/(loss).....................     (0.02)       (0.00)(d)    (0.03)     (0.05)     (0.02)      0.02
Net realized and unrealized gain/(loss) on
 investments.....................................     (1.38)       (1.47)       (4.61)      3.72       0.86       0.61
                                                    -------      -------      -------     ------     ------     ------
Total from investment operations.................     (1.40)       (1.47)       (4.64)      3.67       0.84       0.63
                                                    -------      -------      -------     ------     ------     ------
Less distributions:
Dividends from net investment income.............        --           --           --      (0.08)        --      (0.02)
Distributions in excess of net investment income.        --           --           --      (0.05)        --         --
Distributions from net realized gains............        --        (0.11)       (1.11)     (0.54)     (0.01)     (0.03)
Distributions in excess of net realized gains....        --           --           --         --         --      (0.01)
Distributions from capital.......................        --        (0.00)(d)       --         --         --         --
                                                    -------      -------      -------     ------     ------     ------
Total distributions..............................        --        (0.11)       (1.11)     (0.67)     (0.01)     (0.06)
                                                    -------      -------      -------     ------     ------     ------
Net asset value, end of period...................   $  7.02      $  8.42      $ 10.00     $15.75     $12.75     $11.92
                                                    -------      -------      -------     ------     ------     ------
Total return(b)..................................    (16.63)%     (14.65)%     (31.19)%    28.98%      7.02%      5.60%
                                                    =======      =======      =======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............   $   599      $ 1,095      $ 4,691     $2,839     $1,834     $2,271
Ratio of operating expenses to average net assets      1.69%(e)     1.69%        1.72%      1.69%      1.61%      1.62%
Ratio of net investment income/(loss) to average
 net assets......................................      0.51%(e)    (0.04)%      (0.29)%    (0.34)%    (0.17)%     0.21%
Portfolio turnover rate..........................        38%         173%         119%        65%        66%        38%
Ratio of operating expenses to average net assets
 without expense waivers and/or
 reimbursements..................................      2.22%(e)     1.87%        1.81%      1.71%      1.76%      1.82%

--------------------------------------------------------------------------------

(a)The Munder International Growth Fund Class K Shares commenced operations on January 10, 1997.

(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

(e)Annualized.

                                                                              Large-Cap Value Fund(a)
                                                          ---------------------------------------------------------------
                                                            Period
                                                             Ended        Year     Year       Year       Year      Year
                                                          12/31/02(c)     Ended    Ended     Ended       Ended     Ended
                                                          (Unaudited)    6/30/02  6/30/01  6/30/00(c)   6/30/99   6/30/98
                                                          -----------   -------   -------  ----------  --------  --------
Net asset value, beginning of period.....................   $ 11.43     $ 13.06   $ 11.84   $  15.00   $  15.64  $  15.23
                                                            -------     -------   -------   --------   --------  --------
Income/(Loss) from investment operations:
Net investment income....................................      0.04        0.05      0.08       0.18       0.21      0.28
Net realized and unrealized gain/(loss) on investments...     (1.54)      (1.24)     1.69      (2.59)      0.72      2.97
                                                            -------     -------   -------   --------   --------  --------
Total from investment operations.........................     (1.50)      (1.19)     1.77      (2.41)      0.93      3.25
                                                            -------     -------   -------   --------   --------  --------
Less distributions:
Dividends from net investment income.....................     (0.04)      (0.04)    (0.07)     (0.18)     (0.18)    (0.28)
Distributions from net realized gains....................        --       (0.40)    (0.48)     (0.57)     (1.39)    (2.56)
                                                            -------     -------   -------   --------   --------  --------
Total distributions......................................     (0.04)      (0.44)    (0.55)     (0.75)     (1.57)    (2.84)
                                                            -------     -------   -------   --------   --------  --------
Net asset value, end of period...........................   $  9.89     $ 11.43   $ 13.06   $  11.84   $  15.00  $  15.64
                                                            =======     =======   =======   ========   ========  ========
Total return(b)..........................................    (13.14)%     (8.98)%   15.22%    (16.49)%     6.95%    23.00%
                                                            =======     =======   =======   ========   ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).....................   $46,253     $55,232   $80,625   $110,257   $205,364  $216,387
Ratio of operating expenses to average net assets........      1.32%(d)    1.28%     1.22%      1.23%      1.21%     1.19%
Ratio of net investment income to average net assets.....      0.71%(d)    0.34%     0.52%      1.37%      1.45%     1.78%
Portfolio turnover rate..................................        19%         30%       65%        91%        50%       73%
Ratio of operating expenses to average net assets without
 expense waivers.........................................      1.33%(d)    1.28%     1.22%      1.23%      1.21%     1.19%

--------------------------------------------------------------------------------
(a)The Munder Large-Cap Value Fund Class K Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                         Micro-Cap Equity Fund(a)
                                                   -------------------------------------------------------------------
                                                     Period
                                                      Ended          Year       Year       Year       Year       Year
                                                   12/31/02(c)      Ended      Ended      Ended      Ended      Ended
                                                    unaudited     6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                                   -----------    ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............   $ 25.13        $25.37     $28.75     $18.15     $17.00     $12.82
                                                     -------        ------     ------     ------     ------     ------
Income/(Loss) from investment operation:
Net investment loss...............................     (0.09)        (0.27)     (0.31)     (0.31)     (0.18)     (0.17)
Net realized and unrealized gain/(loss) on
 investments......................................     (4.84)         0.03      (2.06)     10.91       1.63       4.99
                                                     -------        ------     ------     ------     ------     ------
Total from investment operations..................     (4.93)        (0.24)     (2.37)     10.60       1.45       4.82
                                                     -------        ------     ------     ------     ------     ------
Less distributions:
Distributions from net realized gains.............        --            --      (1.00)        --      (0.30)     (0.64)
Distributions in excess of net realized gains.....        --            --      (0.01)        --         --         --
                                                     -------        ------     ------     ------     ------     ------
Total distributions...............................        --            --      (1.01)        --      (0.30)     (0.64)
                                                     -------        ------     ------     ------     ------     ------
Net asset value, end of period....................   $ 20.20        $25.13     $25.37     $28.75     $18.15     $17.00
                                                     =======        ======     ======     ======     ======     ======
Total return(b)...................................    (19.62)%       (0.95)%    (8.30)%    58.40%      9.04%     37.90%
                                                     =======        ======     ======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............   $ 3,980        $5,300     $7,014     $6,393     $2,740     $3,050
Ratio of operating expenses to average net assets.      1.89%(d)      1.66%      1.65%      1.68%      1.53%      1.53%
Ratio of net investment loss to average net assets     (0.94)%(d)    (1.12)%    (1.28)%    (1.23)%    (1.21)%    (0.98)%
Portfolio turnover rate...........................        29%          118%       142%       187%       184%       172%
Ratio of operating expenses to average net assets
 without expense waivers and/or reimbursements....      1.90%(d)      1.67%      1.65%      1.68%      1.64%      1.78%

--------------------------------------------------------------------------------
(a)The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                          MidCap Select
                                                                             Fund(a)
                                                                          -------------
                                                                             Period
                                                                              Ended
                                                                           12/31/02(c)
                                                                            Unaudited
                                                                          -------------
Net asset value, beginning of period.....................................    $12.38

                                                                             ------
Loss from investment operations:
Net investment loss......................................................       (0.01)..
Net realized and unrealized gain/(loss) on investments...................       (0.31)..

                                                                             ------
Total from investment operations.........................................       (0.32)..
                                                                             ------
Net asset value, end of period...........................................       $12.06..

                                                                             ======
Total return(b)..........................................................      (2.58)%..

                                                                             ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).....................................       $    7..
Ratio of operating expenses to average net assets........................     1.62%(d)..
Ratio of net investment loss to average net assets.......................   (1.19)%(d)..
Portfolio turnover rate..................................................          27%..
Ratio of operating expenses to average net assets without expense waivers     1.62%(d)..

--------------------------------------------------------------------------------

(a)The Munder MidCap Select Fund Class K Shares commenced operations on December 17, 2002.


(b)Total return represents aggregate total return for the period indicated.


(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                           Multi-Season Growth Fund(a)
                                                  -------------------------------------------------------------------------
                                                    Period
                                                     Ended           Year         Year        Year       Year         Year
                                                  12/31/02(c)       Ended        Ended       Ended       Ended       Ended
                                                  (Unaudited)     6/30/02(c)   6/30/01(c)  6/30/00(c)   6/30/99    6/30/98(c)
                                                  -----------    ----------    ----------  ----------  --------   ----------
Net asset value, beginning of period.............   $ 11.74       $  15.66      $  20.63    $  22.04   $  21.42    $  18.00
                                                    -------       --------      --------    --------   --------    --------
Income/(Loss) from investment operation:
Net investment income/(loss).....................      0.00(d)       (0.03)        (0.05)      (0.03)     (0.02)       0.00(d)
Net realized and unrealized gain/(loss) on
 investments.....................................     (1.39)         (3.34)        (2.63)      (0.01)      2.22        4.35
                                                    -------       --------      --------    --------   --------    --------
Total from investment operations.................     (1.39)         (3.37)        (2.68)      (0.04)      2.20        4.35
                                                    -------       --------      --------    --------   --------    --------
Less distributions:
Dividends from net investment income.............        --             --            --          --         --       (0.01)
Distributions from net realized gains............        --          (0.55)        (2.29)      (1.37)     (1.58)      (0.92)
Distributions from capital.......................        --          (0.00)(d)        --          --         --          --
                                                    -------       --------      --------    --------   --------    --------
Total distributions..............................        --          (0.55)        (2.29)      (1.37)     (1.58)      (0.93)
                                                    -------       --------      --------    --------   --------    --------
Net asset value, end of period...................   $ 10.35       $  11.74      $  15.66    $  20.63   $  22.04    $  21.42
                                                    =======       ========      ========    ========   ========    ========
Total return(b)..................................    (11.91)%       (21.63)%      (14.41)%      0.27%     11.40%      25.05%
                                                    =======       ========      ========    ========   ========    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............   $43,672       $121,485      $195,746    $280,339   $327,355    $275,378
Ratio of operating expenses to average net assets      1.32%(f)       1.21%         1.21%       1.24%      1.22%       1.21%
Ratio of net investment income/(loss) to average
 net assets......................................     (0.08)%(f)     (0.19)%       (0.30)%     (0.14)%    (0.09)%      0.00%(e)
Portfolio turnover rate..........................        34%            20%           38%         44%        53%         34%
Ratio of operating expenses to average net assets
 without expense waivers and/or reimbursements...      1.32%(f)       1.21%         1.42%       1.42%      1.39%       1.39%

--------------------------------------------------------------------------------
(a)The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)Amount represents less than 0.01%.

(f)Annualized.

                                                                                NetNet Fund(a)
                                                                          ----------------------
                                                                            Period
                                                                             Ended         Period
                                                                          12/31/02(c)      Ended
                                                                          (Unaudited)    6/30/02(c)
                                                                          -----------   ----------
Net asset value, beginning of period.....................................   $10.66       $ 12.45
                                                                            ------       -------
Loss from investment operations:
Net investment loss......................................................    (0.14)        (0.03)
Net realized and unrealized loss on investments..........................    (0.54)        (1.76)
                                                                            ------       -------
Total from investment operations.........................................    (0.68)        (1.79)
                                                                            ------       -------
Net asset value, end of period...........................................   $ 9.98       $ 10.66
                                                                            ======       =======
Total return(b)..........................................................    (6.38)%      (14.38)%
                                                                            ======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).....................................   $  393       $   610
Ratio of operating expenses to average net assets........................     3.19%(d)      2.60%(d)
Ratio of net investment loss to average net assets.......................    (2.95)%(d)    (1.71)%(d)
Portfolio turnover rate..................................................       17%           50%
Ratio of operating expenses to average net assets without expense waivers     3.34%(d)      2.64%(d)

--------------------------------------------------------------------------------
(a)The Munder NetNet Fund Class K Shares commenced operations on April 30, 2002.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                    Power Plus Fund(a)
                                                                          ----------------------------------
                                                                            Period
                                                                             Ended          Year        Period
                                                                          12/31/02(c)      Ended         Ended
                                                                          (Unaudited)    6/30/02(c)     6/30/01
                                                                          -----------    ----------   -------
Net asset value, beginning of period.....................................   $  7.42       $  9.86     $10.00
                                                                            -------       -------     ------
Loss from investment operations:
Net investment loss......................................................     (0.05)        (0.09)     (0.01)
Net realized and unrealized loss on investments..........................     (1.52)        (2.29)     (0.13)
                                                                            -------       -------     ------
Total from investment operations.........................................     (1.57)        (2.38)     (0.14)
                                                                            -------       -------     ------
Less distributions:
Distributions from net realized capital gains............................        --         (0.06)        --
Distributions from capital...............................................        --         (0.00)(e)     --
                                                                            -------       -------     ------
Total distributions......................................................        --         (0.06)        --
                                                                            -------       -------     ------
Net asset value, end of period...........................................   $  5.85       $  7.42     $ 9.86
                                                                            =======       =======     ======
Total return(b)..........................................................    (21.16)%      (24.11)%    (1.40)%
                                                                            =======       =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).....................................   $    34       $    43     $   62
Ratio of operating expenses to average net assets........................      2.00%(d)      1.76%      1.50%(d)
Ratio of net investment loss to average net assets.......................     (1.54)%(d)    (1.15)%    (0.41)%(d)
Portfolio turnover rate..................................................        38%          107%        36%
Ratio of operating expenses to average net assets without expense waivers      2.01%(d)      1.76%      1.50%(d)

--------------------------------------------------------------------------------
(a)The Munder Power Plus Fund Class K Shares commenced operations on March 13, 2001.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.
(e)Amount represents less than $0.01 per share.

                                                                  Real Estate Equity Investment Fund(a)
                                                     ---------------------------------------------------------------
                                                       Period
                                                        Ended        Year     Year      Year       Year       Year
                                                     12/31/02(c)    Ended     Ended    Ended      Ended      Ended
                                                     (Unaudited)  6/30/02(c) 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                                     -----------  ---------- ------- ---------- ---------- ----------
Net asset value, beginning of period................   $14.63       $13.20   $12.09    $12.78     $14.94     $14.40
                                                       ------       ------   ------    ------     ------     ------
Income/(Loss) from investment operations:
Net investment income...............................     0.36         0.58     0.43      0.56       0.58       0.69
Net realized and unrealized gain/(loss) on
 investments........................................    (1.40)        1.52     1.29     (0.57)     (1.64)      0.61
                                                       ------       ------   ------    ------     ------     ------
Total from investment operations....................    (1.04)        2.10     1.72     (0.01)     (1.06)      1.30
                                                       ------       ------   ------    ------     ------     ------
Less distributions:
Dividends from net investment income................    (0.37)       (0.50)   (0.43)    (0.56)     (0.61)     (0.62)
Distributions from net realized gains...............       --           --       --        --      (0.39)     (0.14)
Distributions from capital..........................       --        (0.17)   (0.18)    (0.12)     (0.10)        --
                                                       ------       ------   ------    ------     ------     ------
Total distributions.................................    (0.37)       (0.67)   (0.61)    (0.68)     (1.10)     (0.76)
                                                       ------       ------   ------    ------     ------     ------
Net asset value, end of period......................   $13.22       $14.63   $13.20    $12.09     $12.78     $14.94
                                                       ======       ======   ======    ======     ======     ======
Total return(b).....................................    (7.06)%      16.55%   14.73%     0.55%     (6.66)%     8.92%
                                                       ======       ======   ======    ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................   $2,663       $2,331   $1,712    $1,234     $2,277     $2,145
Ratio of operating expenses to average net assets...     1.43%(d)     1.20%    1.30%     1.33%      1.27%      1.28%
Ratio of net investment income to average net assets     5.45%(d)     4.33%    4.83%     4.90%      4.50%      4.15%
Portfolio turnover rate.............................        9%          39%      30%       15%        22%        15%
Ratio of operating expenses to average net assets
 without expense waivers............................     1.43%(d)     1.21%    1.30%     1.33%      1.27%      1.28%

--------------------------------------------------------------------------------
(a)The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                               Small-Cap Value Fund(a)
                          ----------------------------------------------------------------
                            Period
                             Ended         Year     Year      Year       Year       Year
                          12/31/02(c)     Ended     Ended    Ended      Ended      Ended
                          (Unaudited)   6/30/02(c) 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c)
                          -----------   ---------- ------- ---------- ---------- ----------
Net asset value,
 beginning of period.....   $ 16.93       $16.40   $12.17   $ 13.11    $ 14.25    $ 12.04
                            -------       ------   ------   -------    -------    -------
Income/(Loss) from
 investment operations:
Net investment income....      0.06         0.09     0.18      0.04       0.05       0.08
Net realized and
 unrealized gain/(loss)
 on investments..........     (2.82)        1.43     4.17     (0.92)     (0.85)      2.83
                            -------       ------   ------   -------    -------    -------
Total from investment
 operations..............     (2.76)        1.52     4.35     (0.88)     (0.80)      2.91
                            -------       ------   ------   -------    -------    -------
Less distributions:
Dividends from net
 investment income.......        --        (0.05)   (0.12)    (0.06)     (0.06)     (0.06)
Distributions in excess
 of net investment income        --           --       --        --      (0.01)        --
Distributions from net
 realized capital gains..     (0.12)       (0.94)      --        --      (0.27)     (0.64)
                            -------       ------   ------   -------    -------    -------
Total distributions......     (0.12)       (0.99)   (0.12)    (0.06)     (0.34)     (0.70)
                            -------       ------   ------   -------    -------    -------
Net asset value, end of
 period..................   $ 14.05       $16.93   $16.40   $ 12.17    $ 13.11    $ 14.25
                            =======       ======   ======   =======    =======    =======
Total return(b)..........    (16.25)%      10.52%   35.87%    (6.73)%    (5.33)%    24.53%
                            =======       ======   ======   =======    =======    =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's).......   $ 5,300       $6,530   $9,673   $15,571    $74,472    $84,699
Ratio of operating
 expenses to average net
 assets..................      1.60%(d)     1.41%    1.29%     1.31%      1.23%      1.27%
Ratio of net investment
 income to average net
 assets..................      0.80%(d)     0.56%    0.92%     0.31%      0.45%      0.56%
Portfolio turnover rate..        32%          85%     140%       76%        69%        53%
Ratio of operating
 expenses to average net
 assets without expense
 waivers.................      1.61%(d)     1.42%    1.29%     1.31%      1.23%      1.27%

--------------------------------------------------------------------------------
(a)The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                        Small Company Growth Fund(a)
                                                  ----------------------------------------------------------------------
                                                    Period
                                                     Ended          Year       Year        Year       Year        Year
                                                  12/31/02(c)      Ended      Ended       Ended      Ended       Ended
                                                  (Unaudited)    6/30/02(c) 6/30/01(c)  6/30/00(c) 6/30/99(c)  6/30/98(c)
                                                  -----------    ---------- ----------  ---------- ----------  ----------
Net asset value, beginning of period.............   $ 11.19       $ 14.75    $  19.88    $ 16.54    $  19.96    $  21.62
                                                    -------       -------    --------    -------    --------    --------
Income/(Loss) from investment operations:
Net investment loss..............................     (0.06)        (0.11)      (0.11)     (0.15)      (0.07)      (0.13)
Net realized and unrealized gain/(loss) on
 investments.....................................     (2.30)        (3.45)      (4.05)      3.49       (2.14)       2.58
                                                    -------       -------    --------    -------    --------    --------
Total from investment operations.................     (2.36)        (3.56)      (4.16)      3.34       (2.21)       2.45
                                                    -------       -------    --------    -------    --------    --------
Less distributions:
Distributions from net realized capital gains....        --            --       (0.44)        --       (1.21)      (4.11)
Distributions in excess of net realized gains....        --            --       (0.42)        --          --          --
Distributions from capital.......................        --            --       (0.11)        --          --          --
                                                    -------       -------    --------    -------    --------    --------
Total distributions..............................        --            --       (0.97)        --       (1.21)      (4.11)
                                                    -------       -------    --------    -------    --------    --------
Net asset value, end of period...................   $  8.83       $ 11.19    $  14.75    $ 19.88    $  16.54    $  19.96
                                                    =======       =======    ========    =======    ========    ========
Total return(b)..................................    (21.16)%      (24.07)%    (21.43)%    20.33%     (10.92)%     12.36%
                                                    =======       =======    ========    =======    ========    ========
Ratio to average net assets/supplemental data:
Net assets, end of period (000's)................   $ 6,222       $10,506    $ 25,378    $55,092    $123,341    $159,837
Ratio of operating expenses to average net
 assets..........................................      1.59%(d)      1.33%       1.28%      1.26%       1.22%       1.20%
Ratio of net investment loss to average net
 assets..........................................     (1.22)%(d)    (0.91)%     (0.69)%    (0.89)%     (0.44)%     (0.57)%
Portfolio turnover rate..........................        19%           61%        162%       158%        108%        123%
Ratio of operating expenses to average net assets
 without expense waivers.........................      1.59%(d)      1.33%       1.28%      1.26%       1.22%       1.20%

--------------------------------------------------------------------------------
(a)The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                          Bond Fund(a)
                                              -------------------------------------------------------------------

                                                Period
                                                 Ended         Year       Year       Year       Year       Year
                                              12/31/02(c)     Ended      Ended      Ended      Ended      Ended
                                              (Unaudited)   6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                              -----------   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period.........   $  9.35      $  9.50    $  9.24    $  9.62    $  9.99    $  9.57
                                                -------      -------    -------    -------    -------    -------
Income from investment operations:
Net investment income........................      0.21         0.53       0.60       0.57       0.58       0.59
Net realized and unrealized gain/(loss) on
 investments.................................      0.30        (0.12)      0.28      (0.32)     (0.40)      0.40
                                                -------      -------    -------    -------    -------    -------
Total from investment operations.............      0.51         0.41       0.88       0.25       0.18       0.99
                                                -------      -------    -------    -------    -------    -------
Less distributions:
Dividends from net investment income.........     (0.24)       (0.56)     (0.62)     (0.57)     (0.55)     (0.57)
Distributions from net realized capital gains        --           --         --      (0.06)        --         --
                                                -------      -------    -------    -------    -------    -------
Total distributions..........................     (0.24)       (0.56)     (0.62)     (0.63)     (0.55)     (0.57)
                                                -------      -------    -------    -------    -------    -------
Net asset value, end of period...............   $  9.62      $  9.35    $  9.50    $  9.24    $  9.62    $  9.99
                                                =======      =======    =======    =======    =======    =======
Total return(b)..............................      5.50%        4.41%      9.79%      2.68%      1.72%     10.57%
                                                =======      =======    =======    =======    =======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's).........   $43,230      $46,312    $48,685    $40,105    $51,465    $43,281
Ratio of operating expenses to average net
 assets......................................      1.05%(d)     0.95%      0.98%      0.99%      0.97%      0.96%
Ratio of net investment income to average net
 assets......................................      4.42%(d)     5.59%      6.30%      6.10%      5.77%      5.93%
Portfolio turnover rate......................        76%         185%       347%       205%       142%       222%
Ratio of operating expenses to average net
 assets without expense waivers..............      1.05%(d)     0.95%      0.98%      0.99%      0.97%      0.96%

--------------------------------------------------------------------------------
(a)The Munder Bond Fund Class K Shares commenced operations on November 23,
   1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                       Intermediate Bond Fund(a)
                                                  ------------------------------------------------------------------
                                                    Period
                                                     Ended         Year      Year       Year       Year       Year
                                                  12/31/02(c)     Ended      Ended     Ended      Ended      Ended
                                                  (Unaudited)   6/30/02(c)  6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                                  -----------   ---------- --------  ---------- ---------- ----------
Net asset value, beginning of period.............  $   9.48      $   9.37  $   9.08   $   9.26   $   9.50   $   9.33
                                                   --------      --------  --------   --------   --------   --------
Income from investment operations:
Net investment income............................      0.20          0.49      0.55       0.51       0.51       0.55
Net realized and unrealized gain/(loss) on
 investments.....................................      0.23          0.13      0.29      (0.17)     (0.24)      0.15
                                                   --------      --------  --------   --------   --------   --------
Total from investment operations.................      0.43          0.62      0.84       0.34       0.27       0.70
                                                   --------      --------  --------   --------   --------   --------
Less distributions:
Dividends from net investment income.............     (0.23)        (0.51)    (0.55)     (0.52)     (0.51)     (0.53)
                                                   --------      --------  --------   --------   --------   --------
Total distributions..............................     (0.23)        (0.51)    (0.55)     (0.52)     (0.51)     (0.53)
                                                   --------      --------  --------   --------   --------   --------
Net asset value, end of period...................  $   9.68      $   9.48  $   9.37   $   9.08   $   9.26   $   9.50
                                                   ========      ========  ========   ========   ========   ========
Total return(b)..................................      4.60%         6.72%     9.50%      3.80%      2.83%      7.73%
                                                   ========      ========  ========   ========   ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............  $237,293      $242,929  $254,904   $268,001   $339,622   $355,840
Ratio of operating expenses to average net assets      0.97%(d)      0.94%     0.96%      0.96%      0.95%      0.93%
Ratio of net investment income to average net
 assets..........................................      4.11%(d)      5.13%     5.87%      5.63%      5.38%      5.77%
Portfolio turnover rate..........................        38%           85%      179%       130%       128%       194%
Ratio of operating expenses to average net assets
 without expense waivers.........................      0.97%(d)      0.94%     0.96%      0.96%      0.95%      0.93%

--------------------------------------------------------------------------------
(a)The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                      International Bond Fund(a)
                                                  -----------------------------------------------------------------
                                                    Period
                                                     Ended        Year         Year       Year       Year     Year
                                                  12/31/02(c)    Ended        Ended      Ended      Ended     Ended
                                                  (Unaudited)  6/30/02(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                                  -----------  ----------   ---------- ---------- ---------- -------
Net asset value, beginning of period.............   $ 9.72       $ 8.61       $ 9.29     $ 9.75     $ 9.67   $ 9.83
                                                    ------       ------       ------     ------     ------   ------
Income/(Loss) from investment operations:
Net investment income............................     0.13         0.26         0.25       0.28       0.31     0.19
Net realized and unrealized gain/(loss) on
 investments.....................................     0.78         0.99        (0.93)     (0.24)      0.10    (0.11)
                                                    ------       ------       ------     ------     ------   ------
Total from investment operations.................     0.91         1.25        (0.68)      0.04       0.41     0.08
                                                    ------       ------       ------     ------     ------   ------
Less distributions:
Dividends from net investment income.............    (0.09)       (0.14)          --      (0.50)     (0.18)   (0.22)
Distributions from net realized gains............       --           --           --         --      (0.15)   (0.02)
Distributions from capital.......................       --        (0.00)(e)       --         --         --       --
                                                    ------       ------       ------     ------     ------   ------
Total distributions..............................    (0.09)       (0.14)          --      (0.50)     (0.33)   (0.24)
                                                    ------       ------       ------     ------     ------   ------
Net asset value, end of period...................   $10.54       $ 9.72       $ 8.61     $ 9.29     $ 9.75   $ 9.67
                                                    ======       ======       ======     ======     ======   ======
Total return(b)..................................     9.41%       14.60%       (7.32)%     0.24%      3.92%    0.80%
                                                    ======       ======       ======     ======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............   $    5       $    7       $   95     $   44     $   27   $   77
Ratio of operating expenses to average net assets     1.31%(d)     1.14%        1.10%      1.16%      1.14%    1.11%
Ratio of net investment income to average net
 assets..........................................     2.62%(d)     2.83%        2.78%      2.94%      3.03%    3.53%
Portfolio turnover rate..........................       47%          25%          87%       138%        59%      81%
Ratio of operating expenses to average net assets
 without expense waivers.........................     1.32%(d)     1.14%        1.10%      1.16%      1.14%    1.11%

--------------------------------------------------------------------------------
(a)The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.


(e)Amount represents less than $0.01 per share.

                                                                       U.S. Government Income Fund(a)
                                                  -----------------------------------------------------------------------
                                                    Period
                                                     Ended          Year        Year        Year         Year      Year
                                                  12/31/02(c)      Ended        Ended      Ended        Ended      Ended
                                                  (Unaudited)    6/30/02(c)    6/30/01   6/30/00(c)   6/30/99(c)  6/30/98
                                                  -----------   ----------    --------  ----------    ---------- --------
Net asset value, beginning of period.............  $  10.55      $  10.21     $   9.79   $  10.03      $  10.38  $  10.09
                                                   --------      --------     --------   --------      --------  --------
Income from investment operations:
Net investment income............................      0.26          0.56(e)      0.59       0.60          0.59      0.60
Net realized and unrealized gain/(loss) on
 investments.....................................      0.24          0.36         0.44      (0.24)        (0.37)     0.36
                                                   --------      --------     --------   --------      --------  --------
Total from investment operations.................      0.50          0.92         1.03       0.36          0.22      0.96
                                                   --------      --------     --------   --------      --------  --------
Less distributions:
Dividends from net investment income.............     (0.29)        (0.58)       (0.61)     (0.60)        (0.55)    (0.61)
Distributions from net realized gains............        --            --           --      (0.00)(d)     (0.01)    (0.06)
Distributions in excess of net realized gains....        --            --           --      (0.00)(d)     (0.01)       --
                                                   --------      --------     --------   --------      --------  --------
Total distributions..............................     (0.29)        (0.58)       (0.61)     (0.60)        (0.57)    (0.67)
                                                   --------      --------     --------   --------      --------  --------
Net asset value, end of period...................  $  10.76      $  10.55     $  10.21   $   9.79      $  10.03  $  10.38
                                                   ========      ========     ========   ========      ========  ========
Total return(b)..................................      4.80%         9.25%       10.74%      3.74%         2.11%     9.70%
                                                   ========      ========     ========   ========      ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............  $142,503      $153,065     $170,872   $177,334      $213,327  $219,724
Ratio of operating expenses to average net assets      1.01%(e)      0.94%        0.97%      0.97%         0.96%     0.94%
Ratio of net investment income to average net
 assets..........................................      4.82%(e)      5.37%(e)     5.86%      6.07%         5.74%     6.00%
Portfolio turnover rate..........................        20%           19%          23%        15%           23%       85%
Ratio of operating expenses to average net assets
 without expense waivers.........................      1.01%(e)      0.94%        0.97%      0.97%         0.96%     0.94%

--------------------------------------------------------------------------------
(a)The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

(e)Annualized.

                                                                          Michigan Tax-Free Bond Fund(a)
                                                          -------------------------------------------------------------
                                                            Period
                                                             Ended         Year     Year     Year       Year     Year
                                                          12/31/02(c)     Ended     Ended    Ended     Ended     Ended
                                                          (Unaudited)   6/30/02(c) 6/30/01  6/30/00  6/30/99(c) 6/30/98
                                                          -----------   ---------- -------  -------  ---------- -------
Net asset value, beginning of period.....................   $ 10.21      $  9.97   $  9.45  $  9.62   $ 10.06   $  9.64
                                                            -------      -------   -------  -------   -------   -------
Income from investment operations:
Net investment income....................................      0.18         0.39      0.39     0.39      0.39      0.42
Net realized and unrealized gain/(loss) on investments...      0.30         0.24      0.52    (0.16)    (0.28)     0.44
                                                            -------      -------   -------  -------   -------   -------
Total from investment operations.........................      0.48         0.63      0.91     0.23      0.11      0.86
                                                            -------      -------   -------  -------   -------   -------
Less distributions:
Dividends from net investment income.....................     (0.19)       (0.39)    (0.39)   (0.40)    (0.39)    (0.42)
Distributions from net realized gains....................        --           --        --       --     (0.16)    (0.02)
                                                            -------      -------   -------  -------   -------   -------
Total distributions......................................     (0.19)       (0.39)    (0.39)   (0.40)    (0.55)    (0.44)
                                                            -------      -------   -------  -------   -------   -------
Net asset value, end of period...........................   $ 10.50      $ 10.21   $  9.97  $  9.45   $  9.62   $ 10.06
                                                            =======      =======   =======  =======   =======   =======
Total return(b)..........................................      4.69%        6.47%     9.75%    2.48%     0.99%     9.02%
                                                            =======      =======   =======  =======   =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).....................   $37,403      $41,647   $45,498  $45,515   $64,065   $57,574
Ratio of operating expenses to average net assets........      1.17%(d)     0.93%     0.98%    1.03%     1.00%     0.98%
Ratio of net investment income to average net assets.....      3.45%(d)     3.83%     3.98%    4.14%     3.89%     4.29%
Portfolio turnover rate..................................         3%          10%       11%      13%       33%       34%
Ratio of operating expenses to average net assets without
 expense waivers.........................................      1.17%(d)     0.93%     0.98%    1.03%     1.00%     0.98%

--------------------------------------------------------------------------------
(a)The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                        Tax-Free Bond Fund(a)
                                                  -----------------------------------------------------------------
                                                    Period
                                                     Ended         Year       Year       Year      Year      Year
                                                   12/31/02       Ended      Ended      Ended      Ended     Ended
                                                  (Unaudited)   6/30/02(c) 6/30/01(c) 6/30/00(c)  6/30/99   6/30/98
                                                  -----------   ---------- ---------- ---------- --------  --------
Net asset value, beginning of period.............   $ 10.46      $  10.29   $   9.79   $  10.03  $  10.74  $  10.52
                                                    -------      --------   --------   --------  --------  --------
Income from investment operations:
Net investment income............................      0.19          0.40       0.41       0.41      0.42      0.49
Net realized and unrealized gain/(loss) on
 investments.....................................      0.29          0.24       0.50      (0.15)    (0.32)     0.38
                                                    -------      --------   --------   --------  --------  --------
Total from investment operations.................      0.48          0.64       0.91       0.26      0.10      0.87
                                                    -------      --------   --------   --------  --------  --------
Less distributions:
Dividends from net investment income.............     (0.19)        (0.40)     (0.41)     (0.42)    (0.42)    (0.49)
Distributions from net realized gains............     (0.31)        (0.07)        --      (0.08)    (0.39)    (0.16)
                                                    -------      --------   --------   --------  --------  --------
Total distributions..............................     (0.50)        (0.47)     (0.41)     (0.50)    (0.81)    (0.65)
                                                    -------      --------   --------   --------  --------  --------
Net asset value, end of period...................   $ 10.44      $  10.46   $  10.29   $   9.79  $  10.03  $  10.74
                                                    =======      ========   ========   ========  ========  ========
Total return(b)..................................      4.58%         6.38%      9.45%      2.73%     0.82%     8.43%
                                                    =======      ========   ========   ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............   $87,553      $100,635   $122,217   $134,676  $173,863  $194,077
Ratio of operating expenses to average net assets      1.14%(d)      0.95%      1.01%      1.00%     0.98%     0.93%
Ratio of net investment income to average net
 assets..........................................      3.47%(d)      3.83%      4.05%      4.26%     3.94%     4.60%
Portfolio turnover rate..........................         3%           17%        19%         6%       32%       61%
Ratio of operating expenses to average net assets
 without expense waivers.........................      1.14%(d)      0.95%      1.01%      1.00%     0.98%     0.93%

--------------------------------------------------------------------------------
(a)The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                              Tax-Free Short & Intermediate Bond Fund(a)
                                                  ------------------------------------------------------------------
                                                    Period
                                                     Ended         Year       Year       Year       Year      Year
                                                   12/31/02       Ended      Ended      Ended      Ended      Ended
                                                  (Unaudited)   6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c)  6/30/98
                                                  -----------   ---------- ---------- ---------- ---------- --------
Net asset value, beginning of period.............  $  10.55      $  10.40   $  10.05   $  10.22   $  10.46  $  10.41
                                                   --------      --------   --------   --------   --------  --------
Income from investment operations:
Net investment income............................      0.17          0.37       0.39       0.38       0.38      0.43
Net realized and unrealized gain/(loss) on
 investments.....................................      0.16          0.21       0.35      (0.12)     (0.14)     0.13
                                                   --------      --------   --------   --------   --------  --------
Total from investment operations.................      0.33          0.58       0.74       0.26       0.24      0.56
                                                   --------      --------   --------   --------   --------  --------
Less distributions:
Dividends from net investment income.............     (0.18)        (0.37)     (0.39)     (0.38)     (0.38)    (0.42)
Distributions from net realized gains............     (0.09)        (0.06)        --      (0.05)     (0.10)    (0.09)
                                                   --------      --------   --------   --------   --------  --------
Total distributions..............................     (0.27)        (0.43)     (0.39)     (0.43)     (0.48)    (0.51)
                                                   --------      --------   --------   --------   --------  --------
Net asset value, end of period...................  $  10.61      $  10.55   $  10.40   $  10.05   $  10.22  $  10.46
                                                   ========      ========   ========   ========   ========  ========
Total return(b)..................................      3.07%         5.70%      7.51%      2.68%      2.27%     5.44%
                                                   ========      ========   ========   ========   ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............  $141,553      $152,770   $171,009   $201,005   $268,948  $295,601
Ratio of operating expenses to average net assets      1.01%(d)      0.94%      0.97%      0.97%      0.96%     0.94%
Ratio of net investment income to average net
 assets..........................................      3.23%(d)      3.55%      3.79%      3.75%      3.63%     4.07%
Portfolio turnover rate..........................         6%           10%        23%        15%        25%       27%
Ratio of operating expenses to average net assets
 without expense waivers.........................      1.01%(d)      0.94%      0.97%      0.97%      0.96%     0.94%

--------------------------------------------------------------------------------

(a)The Munder Tax-Free Short & Intermediate Bond Fund (formerly known as Tax-Free Short-Intermediate Bond Fund) Class K Shares commenced operations on February 9, 1987.

(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

                                                                      Cash Investment Fund(a)
                                                  --------------------------------------------------------------
                                                    Period
                                                     Ended        Year      Year      Year      Year      Year
                                                   12/31/02       Ended     Ended     Ended     Ended     Ended
                                                  (Unaudited)    6/30/02   6/30/01   6/30/00   6/30/99   6/30/98
                                                  -----------   --------  --------  --------  --------  --------
Net asset value, beginning of period.............  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                   --------     --------  --------  --------  --------  --------
Income from investment operations:
Net investment income............................     0.006        0.021     0.053     0.051     0.046     0.050
                                                   --------     --------  --------  --------  --------  --------
Total from investment operations.................     0.006        0.021     0.053     0.051     0.046     0.050
                                                   --------     --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment income.............    (0.006)      (0.021)   (0.053)   (0.051)   (0.046)   (0.050)
                                                   --------     --------  --------  --------  --------  --------
Total distributions..............................    (0.006)      (0.021)   (0.053)   (0.051)   (0.046)   (0.050)
                                                   --------     --------  --------  --------  --------  --------
Net asset value, end of period...................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                   ========     ========  ========  ========  ========  ========
Total return(b)..................................      0.58%        2.08%     5.46%     5.23%     4.68%     5.14%
                                                   ========     ========  ========  ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............  $670,664     $702,492  $849,108  $811,582  $869,709  $672,842
Ratio of operating expenses to average net assets      0.69%(c)     0.66%     0.71%     0.70%     0.68%     0.66%
Ratio of net investment income to average net
 assets..........................................      1.16%(c)     2.07%     5.30%     5.11%     4.57%     5.02%
Ratio of operating expenses to average net assets
 without expense waivers and/or reimbursements...      0.69%(c)     0.66%     0.71%     0.70%     0.68%     0.66%

--------------------------------------------------------------------------------
(a)The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.

(c)Annualized.

                                                                      Tax-Free Money Market Fund(a)
                                                     --------------------------------------------------------------
                                                       Period
                                                        Ended        Year      Year      Year      Year      Year
                                                      12/31/02       Ended     Ended     Ended     Ended     Ended
                                                     (Unaudited)    6/30/02   6/30/01   6/30/00   6/30/99   6/30/98
                                                     -----------   --------  --------  --------  --------  --------
Net asset value, beginning of period................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      --------     --------  --------  --------  --------  --------
Income from investment operations:
Net investment income...............................     0.004        0.013     0.031     0.030     0.026     0.029
                                                      --------     --------  --------  --------  --------  --------
Total from investment operations....................     0.004        0.013     0.031     0.030     0.026     0.029
                                                      --------     --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment income................    (0.004)      (0.013)   (0.031)   (0.030)   (0.026)   (0.029)
                                                      --------     --------  --------  --------  --------  --------
Total distributions.................................    (0.004)      (0.013)   (0.031)   (0.030)   (0.026)   (0.029)
                                                      --------     --------  --------  --------  --------  --------
Net asset value, end of period......................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      ========     ========  ========  ========  ========  ========
Total return(b).....................................      0.37%        1.34%     3.19%     3.04%     2.61%     2.98%
                                                      ========     ========  ========  ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................  $191,503     $195,584  $246,089  $229,726  $289,536  $205,600
Ratio of operating expenses to average net assets...      0.71%(c)     0.65%     0.71%     0.71%     0.70%     0.69%
Ratio of net investment income to average net assets      0.74%(c)     1.34%     3.16%     2.99%     2.57%     2.93%
Ratio of operating expenses to average net assets
 without expense waivers............................      0.71%(c)     0.65%     0.71%     0.71%     0.70%     0.69%

--------------------------------------------------------------------------------
(a)The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.

(c)Annualized.

                                                                      U.S. Treasury Money Market Fund(a)
                                                          ---------------------------------------------------------
                                                            Period
                                                             Ended       Year     Year     Year     Year     Year
                                                           12/31/02      Ended    Ended    Ended    Ended    Ended
                                                          (Unaudited)   6/30/02  6/30/01  6/30/00  6/30/99  6/30/98
                                                          -----------   -------  -------  -------  -------  -------
Net asset value, beginning of period.....................   $  1.00     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                            -------     -------  -------  -------  -------  -------
Income from investment operations:
Net investment income....................................     0.004       0.017    0.049    0.047    0.042    0.048
                                                            -------     -------  -------  -------  -------  -------
Total from investment operations.........................     0.004       0.017    0.049    0.047    0.042    0.048
                                                            -------     -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income.....................    (0.004)     (0.017)  (0.049)  (0.047)  (0.042)  (0.048)
Distributions from net realized gains....................    (0.000)(d)      --       --       --       --       --
Total distributions......................................    (0.004)     (0.017)  (0.049)  (0.047)  (0.042)  (0.048)
                                                            -------     -------  -------  -------  -------  -------
Net asset value, end of period...........................   $  1.00     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                            =======     =======  =======  =======  =======  =======
Total return(b)..........................................      0.43%       1.66%    4.98%    4.77%    4.33%    4.87%
                                                            =======     =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).....................   $30,575     $24,121  $49,976  $13,440  $21,777  $41,247
Ratio of operating expenses to average net assets........      0.87%(c)    0.70%    0.76%    0.76%    0.73%    0.72%
Ratio of net investment income to average net assets.....      0.77%(c)    1.67%    4.82%    4.65%    4.23%    4.77%
Ratio of operating expenses to average net assets without
 expense waivers.........................................      0.87%(c)    0.70%    0.76%    0.76%    0.73%    0.72%

--------------------------------------------------------------------------------
(a)The Munder Fund U.S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.
(b)Total return represents aggregate total return for the period indicated.

(c)Annualized.


(d)Amount represents less than $0.001 per share.

                                                         ADDITIONAL INFORMATION
                ----------------------------------------------------------------

More information about the Funds is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from a Fund. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.





PROK403



TO OBTAIN INFORMATION:

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940-9701

By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581



SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-21294

Munder Institutional Government Money Market Fund

Munder Institutional Money Market Fund
-------------------------------------------------------------------

CLASS K SHARES




                                  PROSPECTUS


                                April 30, 2003


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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

       TABLE OF CONTENTS



       INSTITUTIONAL GOVERNMENT MONEY
         MARKET FUND
              Goal and Principal Investment Strategies                1
              Principal Risks                                         1
              Performance                                             3
              Fees and Expenses                                       4

       INSTITUTIONAL MONEY MARKET FUND
              Goal and Principal Investment Strategies                5
              Principal Risks                                         5
              Performance                                             7
              Fees and Expenses                                       8

       MORE ABOUT THE FUNDS
              Glossary                                                9
              Further Information Regarding the Funds' Principal
                Investment Strategies and Risks                       10
              Other Investment Strategies and Risks                   11

       YOUR INVESTMENT
              How to Reach the Funds                                  13
              Purchase Information                                    13
              Redemption Information                                  14
              Additional Policies for Purchases and Redemptions       14

       SERVICE FEES                                                   15
              Other Information                                       15

       VALUING FUND SHARES                                            16

       DISTRIBUTIONS                                                  17

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                  18
              Taxes on Sales                                          18
              Other Considerations                                    18

       MANAGEMENT OF THE FUNDS
              Investment Advisor                                      19

       FINANCIAL HIGHLIGHTS                                           20

This prospectus describes the goal and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on the Funds' investment strategies and risks, please read the section entitled "More About the Funds." Certain terms used in this prospectus are defined in the Glossary. Unless the Prospectus expressly provides otherwise, each objective, strategy and policy of the Funds may be changed by action of the Board of Trustees.

Institutional Government Money Market Fund



                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------


Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

This goal is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies


Under normal circumstances, the Fund invests at least 80% of its assets in high-quality U.S. dollar-denominated money market instruments issued or guaranteed as to the principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. This investment strategy, may not be changed without 60 days prior notice to shareholders.


These money market instruments have remaining maturities of 13 months or less and maintain an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


                                                                PRINCIPAL RISKS
             -----------------------------------------


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security, even a U.S. government security, may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a security can also affect the security's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk

  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term securities are generally more sensitive to interest rate changes than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


- Prepayment Risk

  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.


- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.



Because Class K shares do not have any performance history, the annual returns in the bar chart, the best quarter and the worst quarter returns and the average annual total returns are those of the Institutional Government Money Market Fund's Class Y shares, which are not offered in this prospectus. Class K shares are subject to a shareholder servicing fee of 0.25%. Please see the section entitled "Fees and Expenses". Performance for Class K shares, net of any shareholder servicing fee, would have been substantially similar to that of the Class Y shares of the Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the shareholder servicing fee, performance of the Class K shares will be less than that of the Class Y shares.


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Institutional Government Money Market Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

2002   1.62

                 Best Quarter:  0.42% (quarter ended 9/30/02)
                 Worst Quarter: 0.36% (quarter ended 12/31/02)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                            Since
                                 1 Year Inception/(1)/
                                   %          %
                         Class Y  1.62      1.71


--------------------------------------------------------------------------------

(1)The inception date for the Class Y shares is 10/31/01.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Government Money Market Fund when requesting yield information.

FEES & EXPENSES
------------------------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Institutional Government Money Market Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                      Class K
SHAREHOLDER FEES                                                                      Shares
paid directly from your investment                                                    -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)            None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase
 price or redemption proceeds)                                                         None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                            None
Redemption Fees                                                                        None
Exchange Fees                                                                          None

                                                                                      Class K
ANNUAL FUND OPERATING EXPENSES                                                        Shares
paid from Fund assets (as a % of net assets)                                          -------
Management Fees(1)                                                                      0.20%
Other Expenses
  Shareholder Servicing Fees                                                    0.25%
  Other Operating Expenses(1)                                                   0.30%
                                                                                -----
  Total Other Expenses                                                                  0.55%
                                                                                      -------
Total Annual Fund Operating Expenses                                                    0.75%
Less Contractual Fee Waivers & Reimbursements(1)                                      (0.38)%
                                                                                      -------
Net Expenses(1)                                                                         0.37%
                                                                                      =======


--------------------------------------------------------------------------------


(1)Through April 30, 2004, the advisor has contractually agreed to reduce the management fee for the Fund to 0.12%. In addition, through April 30, 2004, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Operating Expenses at 0.00%.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class K
                                         Shares
                                         -------
                                1 Year    $ 77
                                3 Years   $240
                                5 Years   $417
                                10 Years  $930

Institutional Money Market Fund


                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------


Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


This goal is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality U.S. dollar- denominated money market securities, including repurchase agreements.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


                                                                PRINCIPAL RISKS
             -----------------------------------------


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk

  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term securities are generally more sensitive to interest rate changes than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- Prepayment Risk

  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.


- Credit Ratings Risk
  Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2-by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.



Because Class K shares do not have any performance history, the annual returns in the bar chart, the best quarter and the worst quarter returns and the average annual total returns are those of the Institutional Money Market Fund's Class Y shares, which are not offered in this prospectus. Class K shares are subject to a shareholder servicing fee of 0.25%. Please see the section entitled "Fees and Expenses". Performance for Class K shares, net of any shareholder servicing fee, would have been substantially similar to that of the Class Y shares of the Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the shareholder servicing fee, performance of the Class K shares will be less than that of the Class Y shares.


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund CLASS Y

TOTAL RETURN (%)
per calendar year


                                    [CHART]

1999  5.09
2000  6.44
2001  4.20
2002  1.79

                 Best Quarter:  1.67% (quarter ended 12/31/00)
                 Worst Quarter: 0.39% (quarter ended 12/31/02)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                            Since
                                 1 Year Inception/(1)/
                                   %          %
                         Class Y   1.79      4.38


--------------------------------------------------------------------------------


(1)The inception date for the Class Y shares is 1/4/99.


You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Money Market Fund when requesting yield information.

FEES & EXPENSES
------------------------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Institutional Money Market Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                                  Class K
SHAREHOLDER FEES                                                                                  Shares
paid directly from your investment                                                                -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)                        None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                              None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                                        None
Redemption Fees                                                                                    None
Exchange Fees                                                                                      None

                                                                                                  Class K
ANNUAL FUND OPERATING EXPENSES                                                                    Shares
paid from Fund assets (as a % of net assets)                                                      -------
Management Fees(1)                                                                                 0.20%
Other Expenses

  Shareholder Servicing Fees                                                             0.25%
  Other Operating Expenses(1)                                                            0.11%
                                                                                         -----
  Total Other Expenses                                                                             0.36%

                                                                                                  -------
Total Annual Fund Operating Expenses                                                               0.56%
Less Contractual Fee Waivers & Reimbursements(1)                                                  (0.19)%
                                                                                                  -------
Net Expenses(1)                                                                                    0.37%
                                                                                                  =======


--------------------------------------------------------------------------------


(1)Through April 30, 2004, the advisor has contractually agreed to reduce the management fee for the Fund to 0.12%. In addition, through April 30, 2004, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Operating Expenses at 0.00%.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class K
                                         Shares
                                         -------
                                1 Year    $ 57
                                3 Years   $179
                                5 Years   $313
                                10 Years  $701

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.
Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.


U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association and others.


RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUNDS
------------------------------------------------------

This section provides additional information about some of the Funds' principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Funds. The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Funds' principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" for the applicable Fund.

FURTHER INFORMATION
REGARDING THE FUNDS'
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

..  A-2- or higher by S&P;
..  P-2- or higher by Moody's; or
..  F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Investment Strategy
  Securities purchased by the Institutional Money Market Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

- Special Risks
  Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

- Investment Strategy
  The Institutional Government Money Market Fund will invest a substantial portion of its assets in U.S.government securities. The Institutional Money Market Fund may also invest in U.S. government securities.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).

- Investment Strategy

  The Institutional Money Market Fund may invest a portion of its assets in asset-backed securities.


- Special Risks
  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

  Like other fixed income securities, when interest rates rise the value of an asset- backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks ot presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  A Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

- Special Risks
  Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES


Foreign securities in which the Institutional Money Market Fund may invest include U.S. dollar-denominated money market securities of foreign issuers, which include securities issued by foreign companies and foreign governments and their agencies, instrumentalities or political subdivisions and supranational organizations.

- Investment Strategy
  The Institutional Money Market Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

GUARANTEED INVESTMENT CONTRACTS

The Institutional Money Market Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements whereby the Fund makes payments, generally to an insurance company's general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund's limitation on illiquid investments.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  A Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of a Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Investment Strategy
  The Institutional Government Money Market Fund may invest in stripped securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Investment Strategy
  The Institutional Government Money Market Fund may invest in zero coupon bonds.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

                                                                YOUR INVESTMENT
             -----------------------------------------

This section describes how to do business with the Funds.

HOW TO REACH THE FUNDS

Contact Shareholder Services

                    By telephone: 1-800-438-5789

                    By mail:      The Munder Funds
                                  P.O. Box 9701
                                  Providence, RI 02940-9701

                    By overnight  The Munder Funds
                    delivery:     4400 Computer Drive
                                  Westborough, MA 01581

PURCHASE INFORMATION

Who May Purchase Shares

Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. Each Fund also issues one or more other classes of shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information concerning the Funds' other classes of shares.

Purchase Price

Class K shares of the Funds are sold at the net asset value (NAV) next determined after a purchase order is received in proper form.

Method for Purchasing Shares

You may purchase Class K shares through selected banks or other financial institutions. Please note that financial institutions may charge you fees for their services. Confirmations of share purchases will be sent to the financial institution involved.

Policies for Purchasing Shares

Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

REDEMPTION INFORMATION

Redemption Price


We will redeem Class K shares at the NAV next determined after we receive the redemption request in proper form.


Methods for Redeeming Shares


You may redeem Class K shares of the Funds through your bank or other financial institution.


Policies for Redeeming Shares


Shares held by a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.


ADDITIONAL POLICIES FOR PURCHASES AND REDEMPTIONS

- We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order.

- At any time, the Funds may change any of our purchase or redemption practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

 . the NYSE is closed;

 . trading on the NYSE is restricted;

 . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets;

 . if the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- Your account activity will be detailed in financial statements sent to you by your bank or other financial institution. Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


- Normally, we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form except as described below in the case of shares purchased by check. Same-day processing is available only for the Funds, provided we receive notice of the trade prior to 2:45 p.m (Eastern time).


- If we receive notice of your intent to process a same-day trade and your purchase order and payment for a Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time) you will not receive dividends for that day.


- We reserve the right, upon 30 days' advance written notice, to redeem your account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice.


- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.


                                                                   SERVICE FEES

             -----------------------------------------



The Funds have adopted a distribution and service plan for certain classes of shares. With respect to Class K shares, each Fund may pay fees for services provided to shareholders. Under the plan, the Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such service.


Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

OTHER INFORMATION


In addition to paying the service fees described above, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.


The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

VALUING FUND SHARES
------------------------------------------------------
Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. The Funds calculate NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to that class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. In determining a Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

The Funds may be open for business, and NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the
NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Funds' Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value of each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the

NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

                                                                  DISTRIBUTIONS
             -----------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Funds declare dividends daily and pay dividend distributions, if any, monthly.

The Funds distribute their net realized capital gains, if any, at least annually.

If an investor provides a Fund with advance notice of a purchase and the purchase order is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 2:45 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that a Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay both dividend and capital gain distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in a Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES

If you sell shares of a Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of a Fund.

OTHER CONSIDERATIONS

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                        MANAGEMENT OF THE FUNDS
             -----------------------------------------

INVESTMENT ADVISOR


Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $ 6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.


MCM provides overall investment management for the Funds, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended December 31, 2002, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:

                       Institutional Government
                         Money Market Fund         0.12%
                       Institutional Money Market
                         Fund                      0.12%

Because MCM contractually agreed to waive a portion of its fees for the Institutional Government Money Market Fund and the Institutional Money Market Fund, the payments shown above for those Funds are less than the contractual advisory fees of 0.20% of each Fund's average daily net assets.

FINANCIAL HIGHLIGHTS
------------------------------------------------------


The financial highlights for the Institutional Government Money Market Fund and the Institutional Money Market Fund that appear in the pages that follow are for Class Y shares of each Fund, which are not offered in this Prospectus. Class Y shares are not subject to any distribution or shareholder servicing fees. Class K shares are subject to a 0.25% shareholder servicing fee. Performance of the Class K shares of each Fund would have been substantially similar to that of the Class Y shares of that Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. However, the performance of the Class K shares would have been lower than that of the Class Y shares because of the higher fees and expenses of the Class K shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789.



INSTITUTIONAL GOVERNMENT MONEY MARKET FUND(a)                               Year     Period
(CLASS Y)                                                                  Ended     Ended
                                                                          12/31/02  12/31/01
                                                                          Class Y   Class Y
                                                                          -------- --------
Net asset value, beginning of period                                      $  1.00  $  1.00
                                                                          -------  -------
Income from investment operations:
Net investment income                                                       0.016    0.005
                                                                          -------  -------
Total from investment operations                                            0.016    0.005
                                                                          -------  -------
Less distributions:
Dividends from net investment income                                       (0.016)  (0.005)
                                                                          -------  -------
Total distributions                                                        (0.016)  (0.005)
                                                                          -------  -------
Net asset value, end of period                                            $  1.00  $  1.00
                                                                          =======  =======
Total return (b)                                                             1.62%    0.50%
                                                                          =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $29,890  $13,218
Ratio of operating expenses to average net assets                            0.12%    0.12%(c)
Ratio of net investment income to average net assets                         1.60%    2.13%(c)
Ratio of operating expenses to average net assets without expense waivers
 and reimbursements                                                          0.50%    0.46%(c)


--------------------------------------------------------------------------------

(a)The Munder Institutional Government Money Market Fund Class Y Shares commenced operations on October 3, 2001.
(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.

INSTITUTIONAL MONEY MARKET FUND(a)                                      Year      Year       Period
(CLASS Y)                                                 Year Ended   Ended     Ended       Ended
                                                           12/31/02   12/31/01  12/31/00    12/31/99
                                                           Class Y    Class Y   Class Y     Class Y
                                                          ----------  --------  --------  --------
Net asset value, beginning of period                      $     1.00  $   1.00  $   1.00  $   1.00
                                                          ----------  --------  --------  --------
Income from investment operations:
Net investment income                                          0.018     0.041     0.062     0.050
                                                          ----------  --------  --------  --------
Total from investment operations                               0.018     0.041     0.062     0.050
                                                          ----------  --------  --------  --------
Less distributions:
Dividends from net investment income                          (0.018)   (0.041)   (0.062)   (0.050)
                                                          ----------  --------  --------  --------
Total distributions                                           (0.018)   (0.041)   (0.062)   (0.050)
                                                          ----------  --------  --------  --------
Net asset value, end of period                            $     1.00  $   1.00  $   1.00  $   1.00
                                                          ==========  ========  ========  ========
Total return (b)                                                1.79%     4.20%     6.44%     5.09%
                                                          ==========  ========  ========  ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)                      $1,223,380  $553,773  $155,191  $102,535
Ratio of operating expenses to average net assets               0.12%     0.12%     0.18%     0.20%(c)
Ratio of net investment income to average net assets            1.74%     3.63%     6.26%     4.99%(c)
Ratio of operating expenses to average net assets without
 expense waivers and reimbursements                             0.31%     0.33%     0.31%     0.37%(c)


--------------------------------------------------------------------------------

(a)The Munder Institutional Money Market Fund Class Y Shares commenced operations on January 4, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(c)Annualized.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

More information about the Funds is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581



SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


SEC File Number: 811-21294

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROKINSTMM403

Munder Institutional Government Money Market Fund

Munder Institutional Money Market Fund
-------------------------------------------------------------------

CLASS Y SHARES




                                  PROSPECTUS


                                April 30, 2003


                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

       TABLE OF CONTENTS



       INSTITUTIONAL GOVERNMENT MONEY
         MARKET FUND
              Goal and Principal Investment Strategies                1
              Principal Risks                                         1
              Performance                                             3
              Fees and Expenses                                       4

       INSTITUTIONAL MONEY MARKET FUND
              Goal and Principal Investment Strategies                5
              Principal Risks                                         5
              Performance                                             7
              Fees and Expenses                                       8

       MORE ABOUT THE FUNDS
              Glossary                                                9
              Further Information Regarding the Funds' Principal
                Investment Strategies and Risks                       10
              Other Investment Strategies and Risks                   11

       YOUR INVESTMENT
              Purchasing Shares                                       13
              Redeeming Shares                                        13

       SERVICE FEES                                                   14

       VALUING FUND SHARES                                            14

       DISTRIBUTIONS                                                  16

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                  16
              Taxes on Sales                                          17
              Other Considerations                                    17

       MANAGEMENT OF THE FUNDS
              Investment Advisor                                      18

       FINANCIAL HIGHLIGHTS                                           19

       SHAREHOLDER GUIDE
              How to Reach the Funds                                  S-1
              Purchase Information                                    S-1
              Redemption Information                                  S-3
              Additional Policies for Purchases and Redemptions       S-5

This prospectus describes the goal and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on the Funds' investment strategies and risks, please read the section entitled "More About the Funds." Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each objective, strategy and policy of the Funds may be changed by action of the Board of Trustees.



Institutional Government Money Market Fund






                                                             GOAL AND PRINCIPAL


                                                          INVESTMENT STRATEGIES

             -----------------------------------------


Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


This goal is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


Principal Investment Strategies


Under normal circumstances, the Fund invests at least 80% of its assets in high-quality U.S. dollar-denominated money market instruments issued or guaranteed as to the principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. This strategy may not be changed without 60 days' prior written notice to shareholders.



These money market instruments have remaining maturities of 13 months or less and maintain an average dollar-weighted portfolio maturity of 90 days or less.


The Fund's investments may include fixed and variable rate securities.


                                                                PRINCIPAL RISKS
             -----------------------------------------


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:


- Credit (or Default) Risk


  An issuer of a fixed income security, even a U.S. government security, may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a security can also affect the security's liquidity and make it more difficult for the Fund to sell.


- Interest Rate Risk

  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term securities are generally more sensitive to interest rate changes than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.



- Prepayment Risk


  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.





- Repurchase Agreement Risk


  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.



- Variable and Floating Rate Securities Risk


  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.



When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.



Institutional Government Money Market Fund CLASS Y



TOTAL RETURN (%)


per calendar year



                                    [CHART]

2002 1.62



                 Best Quarter:  0.42%  (quarter ended 9/30/02)
                 Worst Quarter: 0.36% (quarter ended 12/31/02)



AVERAGE ANNUAL RETURNS


for periods ended December 31, 2002



                                            Since
                                 1 Year Inception/(1)/
                                   %          %
                         Class Y  1.62      1.71


--------------------------------------------------------------------------------


(1)The inception date for the Class Y shares is 10/31/01.



You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Government Money Market Fund when requesting yield information.

FEES & EXPENSES
------------------------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Institutional Government Money Market Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                         Class Y
SHAREHOLDER FEES                                                                         Shares
paid directly from your investment                                                       -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)               None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                     None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                               None
Redemption Fees                                                                           None
Exchange Fees                                                                             None

                                                                                         Class Y
ANNUAL FUND OPERATING EXPENSES                                                           Shares
paid from Fund assets (as a % of net assets)                                             -------
Management Fees(1)                                                                         0.20%
Other Expenses(1)                                                                          0.30%
                                                                                         -------
Total Annual Fund Operating Expenses                                                       0.50%
Less Contractual Fee Waivers & Reimbursements(1)                                         (0.38)%
                                                                                         -------
Net Expenses(1)                                                                            0.12%
                                                                                         =======


--------------------------------------------------------------------------------


(1)Through April 30, 2004, the advisor has contractually agreed to reduce the management fee for the Fund to 0.12%. In addition, through April 30, 2004, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Expenses at 0.00%.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class Y
                                         Shares
                                         -------
                                1 Year    $ 51
                                3 Years   $160
                                5 Years   $280
                                10 Years  $628

Institutional Money Market Fund




                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------


Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


This goal is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality U.S. dollar- denominated money market instruments, including repurchase agreements.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


                                                                PRINCIPAL RISKS
             -----------------------------------------


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk

  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term securities are generally more sensitive to interest rate changes than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


- Prepayment Risk

  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.


- Credit Ratings Risk
  Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2-by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund CLASS Y

TOTAL RETURN (%)
per calendar year


                                    [CHART]

1999  5.09
2000  6.44
2001  4.20
2002  1.79

                 Best Quarter:  1.67% (quarter ended 12/31/00)
                 Worst Quarter: 0.39% (quarter ended 12/31/02)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                            Since
                                 1 Year Inception/(1)/
                                   %          %
                         Class Y  1.79      4.38


--------------------------------------------------------------------------------


(1)The inception date for the Class Y shares is 1/4/99.


You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Money Market Fund when requesting yield information.

FEES & EXPENSES
------------------------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Institutional Money Market Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                         Class Y
SHAREHOLDER FEES                                                                         Shares
paid directly from your investment                                                       --------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)                None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                      None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                                None
Redemption Fees                                                                            None
Exchange Fees                                                                              None

                                                                                         Class Y
ANNUAL FUND OPERATING EXPENSES                                                           Shares
paid from Fund assets (as a % of net assets)                                             --------
Management Fees(1)                                                                        0.20%
Other Expenses(1)                                                                          0.11%
                                                                                         --------
Total Annual Fund Operating Expenses                                                      0.31%
Less Contractual Fee Waivers & Reimbursements(1)                                          (0.19)%
                                                                                         --------
Net Expenses(1)                                                                           0.12%
                                                                                         ========


--------------------------------------------------------------------------------


(1)Through April 30, 2004, the advisor has contractually agreed to reduce the management fee for the Fund to 0.12%. In addition, through April 30, 2004, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Expenses at 0.00%.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class Y
                                         Shares
                                         -------
                                1 Year    $ 32
                                3 Years   $100
                                5 Years   $174
                                10 Years  $393

                                                                       GLOSSARY

             -----------------------------------------


The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.


Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.



Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.



U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and others.


RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUNDS
------------------------------------------------------


This section provides additional information about some of the Funds' principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Funds. The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Funds' principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" for the applicable Fund.



FURTHER INFORMATION


REGARDING THE FUNDS'


PRINCIPAL INVESTMENT

STRATEGIES AND RISKS
------------------------------------------------------



CREDIT RATINGS



Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:



..  A-2- or higher by S&P;


..  P-2- or higher by Moody's; or


..  F2- or higher by Fitch.



A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.



- Investment Strategy


  Securities purchased by the Institutional Money Market Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.



- Special Risks


  Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.



U.S. GOVERNMENT SECURITIES



U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.



- Investment Strategy


The Institutional Government Money Market Fund will invest a substantial portion of its assets in U.S. government securities. The Institutional Money Market Fund may also invest in U.S. government securities.


                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


ASSET-BACKED SECURITIES


Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).



- Investment Strategy


  The Institutional Money Market Fund may invest a portion of its assets in asset-backed securities.



- Special Risks


  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.



  Like other fixed income securities, when interest rates rise the value of an asset- backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.



BORROWING



Money may be borrowed from banks for emergency purposes or redemptions.



- Investment Strategy


  A Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.



- Special Risks


  Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES


Foreign securities in which the Institutional Money Market Fund may invest include U.S. dollar-denominated money market securities of foreign issuers, which include securities issued by foreign companies and foreign governments and their agencies, instrumentalities or political subdivisions and supranational organizations.


- Investment Strategy
  The Institutional Money Market Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

GUARANTEED INVESTMENT CONTRACTS

The Institutional Money Market Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements whereby the Fund makes payments, generally to an insurance company's general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund's limitation on illiquid investments.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  A Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of a Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Investment Strategy
  The Institutional Government Money Market Fund may invest in stripped securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Investment Strategy
  The Institutional Government Money Market Fund may invest in zero coupon bonds.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

                                                                YOUR INVESTMENT
             -----------------------------------------


PURCHASING SHARES

You may purchase Class Y shares of a Fund at the net asset value (NAV) next determined after we receive your purchase order in proper form.


Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements. The Funds also issue other classes of shares, which have different expense levels and performance and are only available to limited types of investors. Call (800) 438-5789 to obtain more information about those classes.


Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares a Fund, including minimum investment requirements, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.


SERVICE FEES

------------------------------------------------------




The Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.


VALUING FUND SHARES
------------------------------------------------------

Each Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Funds calculate NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to that class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. In determining a Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

The Funds may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the
NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Funds' Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value of each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.


Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).



Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.



The Funds declare dividends daily and pay dividend distributions, if any, monthly.


The Funds distribute their net realized capital gains, if any, at least annually.


If an investor provides a Fund with advance notice of a purchase and the purchase order is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.



Except in the case of same-day redemption requests, which must be received before 2:45 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.


It is possible that a Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay both dividend and capital gain distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.
FEDERAL TAX CONSIDERATIONS
------------------------------------------------------
Investments in a Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences.
A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.


Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.


Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES


If you sell shares of a Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of a Fund.


OTHER CONSIDERATIONS

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUNDS

------------------------------------------------------
INVESTMENT ADVISOR


Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.


MCM provides overall investment management for the Funds, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.


During the fiscal year ended December 31, 2002, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:



                     Institutional Government
                       Money Market Fund             0.12%
                     Institutional Money Market Fund 0.12%



Because MCM contractually agreed to waive a portion of its fees for the Institutional Government Money Market Fund and the Institutional Money Market Fund, the payments shown above for those Funds are less than the contractual advisory fees of 0.20% of each Fund's average daily net assets.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------


The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789 or visiting the website at www.munder.com.



INSTITUTIONAL GOVERNMENT MONEY MARKET FUND(a)                       Year     Period
(CLASS Y)                                                          Ended     Ended
                                                                  12/31/02  12/31/01
                                                                  Class Y   Class Y
                                                                  -------- --------
Net asset value, beginning of period                              $  1.00  $  1.00
                                                                  -------  -------
Income from investment operations:
Net investment income                                               0.016    0.005
                                                                  -------  -------
Total from investment operations                                    0.016    0.005
                                                                  -------  -------
Less distributions:
Dividends from net investment income                               (0.016)  (0.005)
                                                                  -------  -------
Total distributions                                                (0.016)  (0.005)
                                                                  -------  -------
Net asset value, end of period                                    $  1.00  $  1.00
                                                                  =======  =======
Total return (b)                                                     1.62%    0.50%
                                                                  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $29,890  $13,218
Ratio of operating expenses to average net assets                    0.12%    0.12%(c)
Ratio of net investment income to average net assets                 1.60%    2.13%(c)
Ratio of operating expenses to average net assets without expense
 waivers and reimbursements                                          0.50%    0.46%(c)


--------------------------------------------------------------------------------

(a)The Munder Institutional Government Money Market Fund Class Y Shares commenced operations on October 3, 2001.
(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.

INSTITUTIONAL MONEY MARKET FUND(a)                           Year       Year      Year       Period
(CLASS Y)                                                   Ended      Ended     Ended       Ended
                                                           12/31/02   12/31/01  12/31/00    12/31/99
                                                           Class Y    Class Y   Class Y     Class Y
                                                          ----------  --------  --------  --------
Net asset value, beginning of period                      $     1.00  $   1.00  $   1.00  $   1.00
                                                          ----------  --------  --------  --------
Income from investment operations:
Net investment income                                          0.018     0.041     0.062     0.050
                                                          ----------  --------  --------  --------
Total from investment operations                               0.018     0.041     0.062     0.050
                                                          ----------  --------  --------  --------
Less distributions:
Dividends from net investment income                          (0.018)   (0.041)   (0.062)   (0.050)
                                                          ----------  --------  --------  --------
Total distributions                                           (0.018)   (0.041)   (0.062)   (0.050)
                                                          ----------  --------  --------  --------
Net asset value, end of period                            $     1.00  $   1.00  $   1.00  $   1.00
                                                          ==========  ========  ========  ========
Total return (b)                                                1.79%     4.20%     6.44%     5.09%
                                                          ==========  ========  ========  ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)                      $1,223,380  $553,773  $155,191  $102,535
Ratio of operating expenses to average net assets               0.12%     0.12%     0.18%     0.20%(c)
Ratio of net investment income to average net assets            1.74%     3.63%     6.26%     4.99%(c)
Ratio of operating expenses to average net assets without
 expense waivers and reimbursements                             0.31%     0.33%     0.31%     0.37%(c)


--------------------------------------------------------------------------------

(a)The Munder Institutional Money Market Fund Class Y Shares commenced operations on January 4, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(c)Annualized.

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CLASS Y SHARES


The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder Institutional Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class Y Shares Prospectus dated April 30, 2003 for each of these Funds.


                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940


By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

 - high net worth individuals approved by the Funds' investment advisor;

 - trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.


We will reject any purchase orders from ineligible investors.


METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

POLICIES FOR PURCHASING SHARES

Investment Minimums

The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $1,000,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.



We reserve the right to waive any investment minimum. We reserve the right, upon 30 days' advance written notice, to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice.


Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the

Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from IRA, ESA or 403(b) accounts.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent


In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record. You may give other instructions by calling (800) 438-5789.




Medallion Signature Guarantee

For your protection, we reserve the right to require a medallion signature guarantee for redemption requests.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions

Shares held through a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.


ADDITIONAL POLICIES FOR PURCHASES AND REDEMPTIONS
------------------------------------------------------

- We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order.

- At any time, we may change any of our purchase or redemption practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


- Normally we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available for the Funds, provided we receive notice of the trade prior to 2:45 p.m. (Eastern Time).


- If we receive notice of your intent to process a same-day trade and your purchase order and payment for a Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class Y shares of the Funds is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Funds is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Funds online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


SEC File Number: 811-21294

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROINSTMM403

Munder Institutional Government Money Market Fund

Munder Institutional Money Market Fund
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PREFERRED (Y-2) and INVESTOR (Y-3) SHARES




                                  PROSPECTUS


                                April 30, 2003


                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

       TABLE OF CONTENTS



       INSTITUTIONAL GOVERNMENT MONEY
         MARKET FUND
              Goal and Principal Investment Strategies                  1
              Principal Risks                                           1
              Performance                                               3
              Fees and Expenses                                         4

       INSTITUTIONAL MONEY MARKET FUND
              Goal and Principal Investment Strategies                  6
              Principal Risks                                           6
              Performance                                               8
              Fees and Expenses                                         9

       MORE ABOUT THE FUNDS
              Glossary                                                 11
              Further Information Regarding the Funds' Principal
                Investment Strategies and Risks                        12
              Other Investment Strategies and Risks                    13

       YOUR INVESTMENT
              Purchasing Shares                                        15
              Redeeming Shares                                         15
              Preferred and Investor Shares                            15

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                               16
              Other Information                                        16

       VALUING FUND SHARES                                             17

       DISTRIBUTIONS                                                   18

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                   19
              Taxes on Sales                                           19
              Other Considerations                                     19

       MANAGEMENT OF THE FUNDS
              Investment Advisor                                       20

       FINANCIAL HIGHLIGHTS                                            21

       SHAREHOLDER GUIDE
              How to Reach the Funds                                  S-1
              Purchase Information                                    S-1
              Redemption Information                                  S-3
              Additional Policies for Purchases and Redemptions       S-5

This prospectus describes the goal and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on the Funds' investment strategies and risks, please read the section entitled "More About the Funds." Certain terms used in this prospectus are defined in the Glossary. Unless this Prospectus expressly provides otherwise, each objective, strategy and policy of the Funds may be changed by action of the Board of Trustees.

Institutional Government Money Market Fund



                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

This goal is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies


Under normal circumstances, the Fund invests at least 80% of its assets in high-quality U.S. dollar-denominated money market instruments issued or guaranteed as to the principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. This strategy may not be changed without 60 days' prior written notice to shareholders.


These money market instruments with remaining maturities of 13 months or less and maintain an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


                                                                PRINCIPAL RISKS
             -----------------------------------------


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security, even a U.S. government security, may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a security can also affect the security's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk

  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term securities are generally more sensitive to interest rate changes than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


- Prepayment Risk

  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.


- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.



Because each of the Preferred and Investor shares do not have a full calendar year of performance history, the annual returns in the bar chart, the best quarter and the worst quarter returns and the average annual total returns are those of the Fund's Class Y shares, which are not offered in this prospectus. Class Y shares are not subject to any distribution or shareholder servicing fee. Preferred and Investor shares are each subject to a 1.00% distribution and service fee. Please see the section entitled "Fees and Expenses". Performance for Preferred and Investor shares, net of any distribution and service fees, would have been substantially similar to that of the Class Y shares of the Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the distribution and service fees, performance of the Preferred and Investor shares will be less than that of the Class Y shares.


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Institutional Government Money Market Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

2002   1.62


                 Best Quarter:  0.42%  (quarter ended 9/30/02)
                 Worst Quarter: 0.36% (quarter ended 12/31/02)




AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                            Since
                                 1 Year Inception/(1)/
                                   %          %
                         Class Y  1.62      1.71


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(1)The inception date for the Class Y shares is 10/31/01.


You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Government Money Market Fund when requesting yield information.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Government Money Market Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Although it appears that the Preferred and Investor shares of the Fund have identical fees and expenses, the actual fees and expenses paid by the shareholders may vary between the classes over time as a result of differing 12b-1 fee waivers by the distributor. Currently, the difference in fees paid by the Preferred and Investor shareholders is the result of a voluntary fee waiver. The distributor of the Fund has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. The difference in the level of the 12b-1 fee limitations is a result of the distributor's expectation that the actual expenses related to distributing the Preferred shares will be lower due to the higher minimum investment required for the Preferred shares.


                                                                            Preferred Investor
SHAREHOLDER FEES                                                             Shares    Shares
paid directly from your investment                                          --------- --------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)   None     None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original
 purchase price or redemption proceeds)                                       None     None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                   None     None
Redemption Fees                                                               None     None
Exchange Fees                                                                 None     None

                                                                            Preferred Investor
ANNUAL FUND OPERATING EXPENSES                                               Shares    Shares
paid from Fund assets (as a % of net assets)                                --------- --------
Management Fees(1)                                                             0.20%    0.20%
Distribution and/or Service (12b-1) Fees (2)                                   1.00%    1.00%
Other Expenses(1)                                                              0.30%    0.30%
                                                                             -------  -------
Total Annual Fund Operating Expenses                                           1.50%    1.50%
Less Contractual Fee Waivers & Reimbursements(1)                             (0.38)%  (0.38)%
                                                                             -------  -------
Net Expenses(1)                                                                1.12%    1.12%
                                                                             =======  =======


--------------------------------------------------------------------------------


(1)Through April 30, 2004, the advisor has contractually agreed to reduce the management fee for the Fund to 0.12%. In addition, through April 30, 2004, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Expenses at 0.00%.


(2)The distributor has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for the Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. Because of the 12b-1 fee limitation and the contractual management fee waiver and expense reimbursements, Distributor and/or Service (12b-1) Fees and Total Annual Fund Operating Expenses for the Fund based on the prior fiscal year would be 0.445% and 0.565%, respectively, for Preferred shares and 0.695% and 0.815%, respectively, for Investor shares.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   Preferred Investor
                                    Shares    Shares
                                   --------- --------
                          1 Year    $  153    $  153
                          3 Years   $  474    $  474
                          5 Years   $  818    $  818
                          10 Years  $1,791    $1,791

Institutional Money Market Fund




GOAL AND PRINCIPAL
INVESTMENT STRATEGIES
------------------------------------------------------


Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


This goal is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.


Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality in U.S. dollar- denominated money market instruments, including repurchase agreements.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


PRINCIPAL RISKS
------------------------------------------------------


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk
  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk

  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term securities are generally more sensitive to interest rate changes than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


- Prepayment Risk

  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.


- Credit Ratings Risk
  Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2-by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

PERFORMANCE
------------------------------------------------------


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.



Because each of the Preferred and Investor shares do not have a full calendar year of performance history, the annual returns in the bar chart, the best quarter and the worst quarter returns and the average annual total returns are those of the Fund's Class Y shares, which are not offered in this prospectus. Class Y shares are not subject to any distribution or shareholder servicing fee. Preferred and Investor shares are each subject to a 1.00% distribution and service fee. Please see the section entitled "Fees and Expenses". Performance for Preferred and Investor shares, net of any distribution and service fees, would have been substantially similar to that of the Class Y shares of the Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the distribution and service fees, performance of the Preferred and Investor shares will be less than that of the Class Y shares.


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1999  5.09
2000  6.44
2001  4.20
2002  1.79


                 Best Quarter:  1.67% (quarter ended 12/31/00)
                 Worst Quarter: 0.39% (quarter ended 12/31/02)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                            Since
                                 1 Year Inception/(1)/
                                   %          %
                         Class Y  1.79      4.38


--------------------------------------------------------------------------------

(1)The inception date for the Class Y shares is 1/4/99.


You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Money Market Fund when requesting yield information.

                                                                FEES & EXPENSES
             -----------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Although it appears that the Preferred and Investor shares of the Fund have identical fees and expenses, the actual fees and expenses paid by the shareholders may vary between the classes over time as a result of differing 12b-1 fee waivers by the distributor. Currently, the difference in fees paid by the Preferred and Investor shareholders is the result of a voluntary fee waiver. The distributor of the Fund has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. The difference in the level of the 12b-1 fee limitations is a result of the distributor's expectation that the actual expenses related to distributing the Preferred shares will be lower due to the higher minimum investment required for the Preferred shares.


                                                                            Preferred Investor
SHAREHOLDER FEES                                                             Shares    Shares
paid directly from your investment                                          --------- --------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)   None     None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original
 purchase price or redemption proceeds)                                       None     None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                   None     None
Redemption Fees                                                               None     None
Exchange Fees                                                                 None     None

                                                                            Preferred Investor
ANNUAL FUND OPERATING EXPENSES                                               Shares    Shares
paid from Fund assets (as a % of net assets)                                --------- --------
Management Fees(1)                                                             0.20%    0.20%
Distributions and/or Service (12b-1) Fees (2)                                  1.00%    1.00%
Other Expenses(1)                                                              0.11%    0.11%
                                                                             -------  -------
Total Annual Fund Operating Expenses                                           1.31%    1.31%
Less Contractual Fee Waivers & Reimbursements(1)                             (0.19)%  (0.19)%
                                                                             -------  -------
Net Expenses(1)                                                                1.12%    1.12%
                                                                             =======  =======


--------------------------------------------------------------------------------


(1)Through April 30, 2004, the advisor has contractually agreed to reduce the management fee for the Fund to 0.12%. In addition, through April 30, 2004, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Expenses at 0.00%.



(2)The distributor has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. Because of the 12b-1 fee limitation and the contractual management fee waiver and expense reimbursements, Distribution and/or Service (12b-1) Fees and Total Annual Fund Operating Expenses for the Fund based on the prior fiscal year would be 0.445% and 0.565%, respectively, for Preferred shares and 0.695% and 0.815%, respectively, for Investor shares.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of the periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   Preferred Investor
                                    Shares    Shares
                                   --------- --------
                          1 Year    $  133    $  133
                          3 Years   $  415    $  415
                          5 Years   $  718    $  718
                          10 Years  $1,579    $1,579

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.
Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.


U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and others.


RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUNDS
------------------------------------------------------

This section provides additional information about some of the Funds' principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Funds. The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Funds' principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" for the applicable Fund.

FURTHER INFORMATION
REGARDING THE FUNDS'
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

..  A-2- or higher by S&P;
..  P-2- or higher by Moody's; or
..  F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Investment Strategy
  Securities purchased by the Institutional Money Market Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

- Special Risks
  Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

- Investment Strategy

The Institutional Government Money Market Fund will invest a substantial portion of its assets in U.S. government securities. The Institutional Money Market Fund may also invest in U.S. government securities.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).

- Investment Strategy

  The Institutional Money Market Fund may invest a portion of its assets in asset-backed securities.


- Special Risks
  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

  Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  A Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

- Special Risks
  Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES


Foreign securities in which the Institutional Money Market Fund may invest include U.S. dollar-denominated money market securities of foreign issuers, which include securities issued by foreign companies and foreign governments and their agencies, instrumentalities or political subdivisions and supranational organizations.


- Investment Strategy
  The Institutional Money Market Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

GUARANTEED INVESTMENT CONTRACTS

The Institutional Money Market Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements whereby the Fund makes payments, generally to an insurance company's general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund's limitation on illiquid investments.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  A Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of a Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S.
Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Investment Strategy
  The Institutional Government Money Market Fund may invest in stripped securities.

- Special Risks
  Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Investment Strategy
  The Institutional Government Money Market Fund may invest in zero coupon bonds.

- Special Risks
  The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

                                                                YOUR INVESTMENT
             -----------------------------------------


PURCHASING SHARES

You may purchase Preferred or Investor shares of the Funds at the net asset value (NAV) next determined after we receive your purchase order in proper form.

Preferred or Investor shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares a Fund, including minimum investment requirements, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

PREFERRED AND INVESTOR SHARES

Both the Preferred and Investor shares have:

- No front-end sales charge. All your money goes to work for you right away.

- Up to 1.00% distribution and/or service (12b-1) fees.


The Funds also issue other classes of shares, which have different sales charges, expense levels and performance and may be available only to limited types of investors. Call (800) 438-5789 to obtain more information about those classes.



DISTRIBUTION AND SERVICE FEES
---------------------------------------------------------


12B-1 FEES

The Funds have adopted a distribution and service plan with respect to their Preferred and Investor shares that allows each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the Plan, the Funds may pay up to 0.25% of the daily net assets of Preferred and Investor shares to pay for certain shareholder services provided by institutions that have agreements with the Funds' or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Preferred and Investor shares to finance activities relating to the distribution of its shares.


Because the fees are paid out of each Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.


OTHER INFORMATION


In addition to paying 12b-1 fees, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.


Please note that Comerica Bank, an affiliate of the advisor, may receive a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

                                                            VALUING FUND SHARES
             -----------------------------------------

Each Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Funds calculate NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to that class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. In determining a Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

The Funds may be open for business, and NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the
NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Funds' Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value of each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of the Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------
  -----------------------------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Funds declare dividends daily and pay dividend distributions, if any, monthly.

The Funds distribute their net realized capital gains, if any, at least annually.

If an investor provides a Fund with advance notice of a purchase and the purchase order is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 2:45 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that a Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay both dividend and capital gain distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------

Investments in a Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES

If you sell shares of a Fund you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of a Fund.

OTHER CONSIDERATIONS

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUNDS
------------------------------------------------------

INVESTMENT ADVISOR


Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.


MCM provides overall investment management for the Funds, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended December 31, 2002, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:

                     Institutional Government Money
                       Market Fund                   0.12%
                     Institutional Money Market Fund 0.12%

Because MCM contractually agreed to waive a portion of its fees for the Institutional Government Money Market Fund and the Institutional Money Market Fund, the payments shown above for those Funds are less than the contractual advisory fees of 0.20% of each Fund's average daily net assets.

  -----------------------------------------------------------------------------

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------


The financial highlights for the Institutional Government Money Market Fund and the Institutional Money Market Fund that appear in the pages that follow are for the Class Y shares of each Fund, which are not offered in this Prospectus. Class Y shares are not subject to any distribution or shareholder servicing fees. Preferred and Investor shares are subject to a 1.00% distribution and service fee. Performance of the Preferred and Investor shares of each Fund would have been substantially similar to that of the Class Y shares of that Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. However, the performance of the Preferred and Investor shares would have been lower than that of the Class Y shares because of the higher fees and expenses of each of the Preferred and Investor shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789.



INSTITUTIONAL GOVERNMENT MONEY MARKET FUND(a)                               Year     Period
(CLASS Y)                                                                  Ended     Ended
                                                                          12/31/02  12/31/01
                                                                          Class Y   Class Y
                                                                          -------- --------
Net asset value, beginning of period                                      $  1.00  $  1.00
                                                                          -------  -------
Income from investment operations:
Net investment income                                                       0.016    0.005
                                                                          -------  -------
Total from investment operations                                            0.016    0.005
                                                                          -------  -------
Less distributions:
Dividends from net investment income                                       (0.016)  (0.005)
                                                                          -------  -------
Total distributions                                                        (0.016)  (0.005)
                                                                          -------  -------
Net asset value, end of period                                            $  1.00  $  1.00
                                                                          =======  =======
Total return (b)                                                             1.62%    0.50%
                                                                          =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $29,890  $13,218
Ratio of operating expenses to average net assets                            0.12%    0.12%(c)
Ratio of net investment income to average net assets                         1.60%    2.13%(c)
Ratio of operating expenses to average net assets without expense waivers
 and reimbursements                                                          0.50%    0.46%(c)


--------------------------------------------------------------------------------

(a)The Munder Institutional Government Money Market Fund Class Y Shares commenced operations on October 3, 2001.
(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.

INSTITUTIONAL MONEY MARKET FUND(a)                                      Year      Year       Period
(CLASS Y)                                                 Year Ended   Ended     Ended       Ended
                                                           12/31/02   12/31/01  12/31/00    12/31/99
                                                           Class Y    Class Y   Class Y     Class Y
                                                          ----------  --------  --------  --------
Net asset value, beginning of period                      $     1.00  $   1.00  $   1.00  $   1.00
                                                          ----------  --------  --------  --------
Income from investment operations:
Net investment income                                          0.018     0.041     0.062     0.050
                                                          ----------  --------  --------  --------
Total from investment operations                               0.018     0.041     0.062     0.050
                                                          ----------  --------  --------  --------
Less distributions:
Dividends from net investment income                          (0.018)   (0.041)   (0.062)   (0.050)
                                                          ----------  --------  --------  --------
Total distributions                                           (0.018)   (0.041)   (0.062)   (0.050)
                                                          ----------  --------  --------  --------
Net asset value, end of period                            $     1.00  $   1.00  $   1.00  $   1.00
                                                          ==========  ========  ========  ========
Total return (b)                                                1.79%     4.20%     6.44%     5.09%
                                                          ==========  ========  ========  ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)                      $1,223,380  $553,773  $155,191  $102,535
Ratio of operating expenses to average net assets               0.12%     0.12%     0.18%     0.20%(c)
Ratio of net investment income to average net assets            1.74%     3.63%     6.26%     4.99%(c)
Ratio of operating expenses to average net assets without
 expense waivers and reimbursements                             0.31%     0.33%     0.31%     0.37%(c)


--------------------------------------------------------------------------------

(a)The Munder Institutional Money Market Fund Class Y Shares commenced operations on January 4, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(c)Annualized.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

PREFERRED AND INVESTOR SHARES


The Shareholder Guide provides information regarding the purchase and redemption of Preferred and Investor shares of the Munder Institutional Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Preferred and Investor Shares Prospectus dated April 30, 2003 for each of these Funds.


                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940


By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

Only the following investors may purchase Preferred and Investor shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

 - high net worth individuals approved by the Funds' investment advisor;

 - trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.


We will reject any purchase orders from ineligible investors.


METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the

Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

POLICIES FOR PURCHASING SHARES

Investment Minimums
The minimum initial investment for the Funds is $500,000 for Preferred shares and $100,000 for Investor shares. There is no minimum for subsequent investments by any investor.


We reserve the right to waive any investment minimum. We reserve the right, upon 30 days' advance written notice, to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice.


Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the

Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from IRA, ESA or 403(b) accounts.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record. You may give other instructions by calling (800) 438-5789.




Medallion Signature Guarantee

For your protection, we reserve the right to require a medallion signature guarantee for redemption requests.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held through a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

                              ADDITIONAL POLICIES FOR PURCHASES AND REDEMPTIONS
            -------------------------------------------

- We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order.

- At any time, we may change any of our purchase or redemption practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


- Normally we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available for the Funds, provided we receive notice of the trade prior to 2:45 p.m. (Eastern time).


- If we receive notice of your intent to process a same-day trade and your purchase order and payment for a Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Preferred and Investor shares of the Funds is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Funds is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581



SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


SEC File Number: 811-21294

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROGVTMNYPRIN403

Munder S&P(R) MidCap Index Equity Fund


(formerly known as Munder Institutional S&P(R) MidCap Index Equity Fund)



Munder S&P(R) SmallCap Index Equity Fund


(formerly known as Munder Institutional S&P(R) SmallCap Index Equity Fund)

-------------------------------------------------------------------

CLASS K SHARES




                                  PROSPECTUS


                                April 30, 2003


                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

       TABLE OF CONTENTS



       S&P(R) MIDCAP INDEX EQUITY FUND
              Goal and Principal Investment Strategies                1
              Principal Risks                                         2
              Performance                                             3
              Fees and Expenses                                       5

       S&P(R) SMALLCAP INDEX EQUITY FUND
              Goal and Principal Investment Strategies                6
              Principal Risks                                         7
              Performance                                             8
              Fees and Expenses                                       10

       MORE ABOUT THE FUNDS
              Glossary                                                11
              Further Information Regarding the Funds' Principal
                Investment Strategies and Risks                       12
              Other Investment Strategies and Risks                   13
              Disclaimers                                             14

       YOUR INVESTMENT
              How to Reach the Funds                                  15
              Purchase Information                                    15
              Redemption Information                                  15
              Additional Policies for Purchases and Redemptions       16

       SERVICE FEES                                                   17
              Other Information                                       17

       VALUING FUND SHARES                                            17

       DISTRIBUTIONS                                                  18

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                  19
              Taxes on Sales                                          19
              Other Considerations                                    19

       MANAGEMENT OF THE FUNDS
              Investment Advisor                                      20
              Portfolio Managers                                      20

       FINANCIAL HIGHLIGHTS                                           21

This prospectus describes the goal and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on the Funds' investment strategies and risks, please read the section entitled "More About the Funds." Certain terms used in this prospectus are defined in the Glossary. Unless this Prospectus expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

S&P(R) MidCap Index Equity Fund




                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------
Goal

The Fund's goal is to provide performance and income that is comparable to the Standard & Poor's MidCap 400(R) Index (S&P MidCap 400(R)). The S&P MidCap
400(R) is an index of 400 stocks in the mid-cap sector of the U.S. stock market.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies


The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies in the S&P MidCap 400(R). This investment strategy may not be changed without 60 days' prior notice to shareholders. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.


The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P MidCap 400(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P MidCap 400(R) of at least 0.95. A correlation of
1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P MidCap 400(R).

To the extent foreign issuers are included in the S&P MidCap 400(R), the Fund may invest in foreign securities. The Fund may also enter into futures contracts.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Tracking Risk
  Because the Fund pays fees and transaction costs, while the S&P MidCap 400(R) does not, the Fund's returns are likely to be lower than those of the S&P MidCap 400(R). Tracking variance may also result from share purchases, redemptions and other factors.

- Indexing Strategy Risk
  The Fund will invest in the securities included in the S&P MidCap 400(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the mid-cap capitalization portion of the U.S. stock market.

- Derivatives Risk
  The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

- Smaller Company Stock Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, may be less liquid and their issuers are subject to greater degrees of changes in their earnings and prospects.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

S&P(R) MidCap Index Equity Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

2000   17.35
2001   -1.57
2002  -14.96



                Best Quarter:    17.12% (quarter ended 12/31/01)
                Worst Quarter: (16.59)%  (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                                                                               Since
                                                                                     1 Year  Inception
                                                                                       %      %/(1)/
CLASS K
  Return Before Taxes                                                                (14.96)    2.41
  Return After Taxes on Distributions                                                (15.16)   (1.54)
  Return After Taxes on Distributions and Sale of Fund Shares                         (9.17)    0.72
  S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (14.51)    3.45


--------------------------------------------------------------------------------


(1)The inception date for the Class K shares is 11/4/99. The index returns from inception for Class K shares are as of 11/1/99.

(2)Standard & Poor's MidCap 400(R) Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                FEES & EXPENSES
             -----------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the S&P(R) MidCap Index Equity Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                               Class K
SHAREHOLDER FEES                                                                               Shares
paid directly from your investment                                                             -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)                      None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                            None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                                      None
Redemption Fees                                                                                  None
Exchange Fees                                                                                    None

                                                                                               Class K
ANNUAL FUND OPERATING EXPENSES                                                                 Shares
paid from Fund assets (as a % of net assets)                                                   -------
Management Fees                                                                                 0.15%
Other Expenses
   Shareholder Servicing Fees                                                            0.25%
   Other Operating Expenses(1)                                                           0.37%
                                                                                         -----
   Total Other Expenses(1)                                                                      0.62%
                                                                                                -----
Total Annual Fund Operating Expenses(1)                                                         0.77%
                                                                                                =====


--------------------------------------------------------------------------------


(1)The advisor has voluntarily agreed to reimburse certain operating expenses to keep the Fund's Total Annual Fund Operating Expenses at 0.60%. The advisor may eliminate all or a part of the expense reimbursement at any time.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class K
                                         Shares
                                         -------
                                1 Year    $ 79
                                3 Years   $246
                                5 Years   $428
                                10 Years  $954

S&P(R) SmallCap Index Equity Fund


GOAL AND PRINCIPAL
INVESTMENT STRATEGIES
------------------------------------------------------

Goal

The Fund's goal is to provide performance and income that is comparable to the Standard & Poor's SmallCap 600(R) Index (S&P SmallCap 600(R)). The S&P SmallCap 600(R) is an index of 600 stocks in the small-cap sector of the U.S. stock market.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies


The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies in the S&P SmallCap 600(R). This investment strategy may not be changed without 60 days' prior notice to shareholders. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.


The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P SmallCap 600(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P SmallCap 600(R) of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P SmallCap 600(R).

To the extent foreign issuers are included in the S&P SmallCap 600(R), the Fund may invest in foreign securities. The Fund may also enter into futures contracts.

                                                                PRINCIPAL RISKS
             -----------------------------------------


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Tracking Risk
  Because the Fund pays fees and transaction costs, while the S&P SmallCap 600(R) does not, the Fund's returns are likely to be lower than those of the S&P SmallCap 600(R). Tracking variance may also result from share purchases, redemptions and other factors.

- Indexing Strategy Risk
  The Fund will invest in the securities included in the S&P SmallCap 600(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the small-capitalization portion of the U.S. stock market.

- Derivatives Risk
  The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

- Smaller Company Stock Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume may be less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

S&P SmallCap(R) Index Equity Fund CLASS K

TOTAL RETURN (%)
per calendar year

                                    [CHART]

2000    10.55
2001     6.26
2002   -15.07



                Best Quarter:    20.65% (quarter ended 12/31/01)
                Worst Quarter: (18.83)%  (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                                                                                 Since
                                                                                       1 Year  Inception
                                                                                         %      %/(1)/
CLASS K
  Return Before Taxes                                                                  (15.07)   3.08
  Return After Taxes on Distributions                                                  (15.20)   1.39
  Return After Taxes on Distributions and Sale of Fund Shares                           (9.24)   1.73
  S&P SmallCap 600(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (14.63)   4.41


--------------------------------------------------------------------------------


(1)The inception date for Class K shares is 11/4/99. The index returns from inception for Class K share are as of 11/1/99.

(2)The S&P SmallCap 600(R) Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES & EXPENSES
------------------------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the S&P(R) SmallCap Index Equity Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                                Class K
SHAREHOLDER FEES                                                                                Shares
paid directly from your investment                                                              -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                             None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                                       None
Redemption Fees                                                                                   None
Exchange Fees                                                                                     None

                                                                                                Class K
ANNUAL FUND OPERATING EXPENSES                                                                  Shares
paid from Fund assets (as a % of net assets)                                                    -------
Management Fees                                                                                  0.15%
Other Expenses
   Shareholder Servicing Fees                                                            0.25%
   Other Operating Expenses                                                              0.28%
                                                                                         -----
   Total Other Expenses                                                                          0.53%
                                                                                                 -----
Total Annual Fund Operating Expenses                                                             0.68%
                                                                                                 =====


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class K
                                         Shares
                                         -------
                                1 Year    $ 69
                                3 Years   $218
                                5 Years   $379
                                10 Years  $847

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in dollar-denominated securities of foreign issuers traded in the United States.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.


U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and others.

MORE ABOUT THE FUNDS
------------------------------------------------------

This section provides additional information about some of the Funds' principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Funds. The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Funds' principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" for the applicable Fund.

FURTHER INFORMATION
REGARDING THE FUNDS'
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, and options.

A futures contract is a type of derivative investment that obligates the holder to buy or sell in an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specific exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

- Investment Strategy
  A Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). A Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. A Fund will not use derivatives for speculative purposes.

  There can be no assurance that a Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  A Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

- Special Risks
  Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES

Foreign securities in which a Fund invests include dollar-denominated securities of foreign issuers traded in the United States.

- Investment Strategy
  A Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  A Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of a Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.

TEMPORARY INVESTMENTS

A Fund may invest in short-term obligations, such as U.S. government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  A Fund may invest assets in short-term obligations pending investment or to meet anticipated redemption requests.

- Special Risks
  A Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.


DISCLAIMERS
------------------------------------------------------


The Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by a Fund, owners of a Fund, any person or any entity from the use of the S&P MidCap 400(R) Index,

S&P SmallCap 600(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein.


                                                                YOUR INVESTMENT
             -----------------------------------------

This section describes how to do business with the Funds.

HOW TO REACH THE FUNDS

Contact Shareholder Services

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

PURCHASE INFORMATION

Who May Purchase Shares


Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The Funds also issue another class of shares, which has different expense levels and performance. Call (800) 438-5789 to obtain more information about that class.


Purchase Price

Class K shares of the Funds are sold at the net asset value (NAV) next determined after a purchase order is received in proper form.

Method for Purchasing Shares

You may purchase Class K shares through selected banks or other financial institutions. Please note that financial institutions may charge you fees for their services. Confirmations of share purchases will be sent to the financial institution involved.

Policies for Purchasing Shares

Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

REDEMPTION INFORMATION

Redemption Price


We will redeem Class K shares at the NAV next determined after we receive the redemption request in proper form.

Methods for Redeeming Shares

You may redeem shares of all Funds through your bank or other financial institution.

Policies for Redeeming Shares


Shares held by a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.


ADDITIONAL POLICIES FOR PURCHASES AND REDEMPTIONS

- We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order.

- At any time, the Funds may change any of our purchase or redemption practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

 . the NYSE is closed;

 . trading on the NYSE is restricted;


 . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or


 . if the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- Your account activity will be detailed in financial statement sent to you by your bank or other financial institution. Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


- Normally, we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form, except as described below in the case of shares purchased by check.



- We reserve the right, upon 30 days' advance written notice, to redeem your account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice.


- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

                                                                   SERVICE FEES

             -----------------------------------------




The Funds have adopted a distribution and service plan for certain classes of shares. With respect to Class K shares, each Fund may pay fees for services provided to shareholders. Under the plan, the Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services.



Because the fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying sales charges.


OTHER INFORMATION


In addition to paying the service fees described above, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.


The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

                                                            VALUING FUND SHARES
             -----------------------------------------

Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. The Funds calculate NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to a particular class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Funds is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Board of Trustees. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' value at the time of pricing.

DISTRIBUTIONS
------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Funds declare and pay dividend distributions, if any, quarterly.

The Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay both dividend and capital gain distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------

Investments in a Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Funds is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES

If you sell shares of a Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of a Fund.

OTHER CONSIDERATIONS

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                        MANAGEMENT OF THE FUNDS
             -----------------------------------------
INVESTMENT ADVISOR


Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. World Asset Management (World), a division of MCM, 255 East Brown Street, Birmingham, Michigan, 48009 is responsible for managing the Funds. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.



MCM provides overall investment management for the Funds and is responsible for all purchases and sales of portfolio securities.



During the fiscal year ended December 31, 2002, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund as follows:



                       S&P(R) MidCap Index Equity
                         Fund                       0.15%
                       S&P(R) SmallCap Index Equity
                         Fund                       0.15%




PORTFOLIO MANAGERS

A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Funds.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------


The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789 or visiting the website at www.munder.com.



S&P MIDCAP INDEX EQUITY                                     Year      Year      Year     Period
FUND(a) (CLASS K)                                          Ended     Ended     Ended      Ended
                                                          12/31/02  12/31/01  12/31/00 12/31/99(c)
                                                          Class K   Class K   Class K    Class K
                                                          --------  --------  -------- -----------
Net asset value, beginning of period                      $  8.21   $  8.50    $ 9.00    $10.00
                                                          -------   -------    ------    ------
Income/(Loss) from investment operations:
Net investment income                                        0.05      0.08      0.11      0.02
Net realized and unrealized gain/(loss) on investments      (1.27)    (0.24)     1.36      0.82
                                                          -------   -------    ------    ------
Total from investment operations                            (1.22)    (0.16)     1.47      0.84
                                                          -------   -------    ------    ------
Less distributions:
Dividends from net investment income                        (0.05)    (0.07)    (0.12)    (0.06)
Distributions in excess of net investment income               --        --        --     (0.02)
Distributions from net realized gains                          --     (0.06)    (1.85)    (1.76)
                                                          -------   -------    ------    ------
Total distributions                                         (0.05)    (0.13)    (1.97)    (1.84)
                                                          -------   -------    ------    ------
Net asset value, end of period                            $  6.94   $  8.21    $ 8.50    $ 9.00
                                                          =======   =======    ======    ======
Total return (b)                                           (14.96)%   (1.57)%   17.35%     9.77%
                                                          =======   =======    ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $44,928   $21,180    $3,015    $1,232
Ratio of operating expenses to average net assets            0.59%     0.43%     0.43%     0.43%(d)
Ratio of net investment income to average net assets         0.60%     1.00%     1.11%     1.21%(d)
Portfolio turnover rate                                        28%       22%       86%       36%
Ratio of operating expenses to average net assets without
 expense waivers and reimbursements                          0.77%     0.99%     1.08%     1.29%(d)


--------------------------------------------------------------------------------


(a)The Munder S&P MidCap Index Equity Fund (formerly known as Munder Institutional S&P MidCap Index Equity Fund) Class K Shares commenced operations on November 4, 1999.

(b)Total return represents aggregate total return for the period indicated.



(c)Per share numbers have been calculated using the average shares method.

(d)Annualized.

S&P SMALLCAP INDEX EQUITY FUND(a)                           Year      Year     Year     Period
(CLASS K)                                                  Ended     Ended    Ended      Ended
                                                          12/31/02  12/31/01 12/31/00 12/31/99(d)
                                                          Class K   Class K  Class K    Class K
                                                          --------  -------- -------- -----------
Net asset value, beginning of period                      $ 11.10   $ 10.96  $ 10.90    $ 10.00
                                                          -------   -------  -------    -------
Income/(loss) from investment operations:
Net investment income                                        0.04      0.05     0.04       0.02
Net realized and unrealized gain/(loss) on investments      (1.71)     0.53     1.05       1.00
                                                          -------   -------  -------    -------
Total from investment operations                            (1.67)     0.58     1.09       1.02
                                                          -------   -------  -------    -------
Less distributions:
Dividends from net investment income                        (0.04)    (0.04)   (0.04)     (0.01)
Distributions from net realized gains                          --     (0.40)   (0.99)        --
Distributions from capital                                     --        --       --      (0.11)
                                                          -------   -------  -------    -------
Total distributions                                         (0.04)    (0.44)   (1.03)     (0.12)
                                                          -------   -------  -------    -------
Net asset value, end of period                            $  9.39   $ 11.10  $ 10.96    $ 10.90
                                                          =======   =======  =======    =======
Total return (b)                                           (15.07)%    6.26%   10.55%     10.31%
                                                          =======   =======  =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $60,751   $81,407  $68,263    $30,820
Ratio of operating expenses to average net assets            0.52%     0.43%    0.43%      0.43%(c)
Ratio of net investment income to average net assets         0.34%     0.49%    0.37%      0.89%(c)
Portfolio turnover rate                                        12%       23%     101%         3%
Ratio of operating expenses to average net assets without
 expense waivers and reimbursements                          0.68%     0.69%    0.82%      0.76%(c)


--------------------------------------------------------------------------------

(a)The Munder S&P SmallCap Index Equity Fund (formerly known as Munder Institutional S&P SmallCap Index Equity Fund) Class K shares commenced operations on November 4, 1999.

(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.
(d)Per share numbers have been calculated using the average shares method.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

More information about the Funds is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.


SEC File Number: 811-21294


TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581



SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROINSTLINDEX403

Munder S&P(R) MidCap Index Equity Fund


(formerly known as Munder Institutional S&P(R) MidCap Index Equity Fund)



Munder S&P(R) SmallCap Index Equity Fund


(formerly known as Munder Institutional S&P(R) SmallCap Index Equity Fund)

-------------------------------------------------------------------

CLASS Y SHARES




                                  PROSPECTUS


                                April 30, 2003


                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery


[LOGO] MUNDERFUNDS

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

       TABLE OF CONTENTS



       S&P(R) MIDCAP INDEX EQUITY FUND
              Goal and Principal Investment Strategies                1
              Principal Risks                                         2
              Performance                                             3
              Fees and Expenses                                       5

       S&P(R) SMALLCAP INDEX EQUITY FUND
              Goal and Principal Investment Strategies                6
              Principal Risks                                         7
              Performance                                             8
              Fees and Expenses                                       10

       MORE ABOUT THE FUNDS
              Glossary                                                11
              Further Information Regarding the Funds' Principal
                Investment Strategies and Risks                       12
              Other Investment Strategies and Risks                   13
              Disclaimers                                             14

       YOUR INVESTMENT
              Purchasing Shares                                       15
              Redeeming Shares                                        15
              Share Class Selection                                   15

       SERVICE FEES                                                   16

       VALUING FUND SHARES                                            16

       DISTRIBUTIONS                                                  17

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                  18
              Taxes on Sales                                          18
              Other Considerations                                    18

       MANAGEMENT OF THE FUNDS
              Investment Advisor                                      18
              Portfolio Managers                                      19

       FINANCIAL HIGHLIGHTS                                           20

       SHAREHOLDER GUIDE
              How to Reach the Funds                                  S-1
              Purchase Information                                    S-1
              Redemption Information                                  S-3
              Additional Policies for Purchases and Redemptions       S-5

This prospectus describes the goal and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on the Funds' investment strategies and risks, please read the section entitled "More About the Funds." Certain terms used in this prospectus are defined in the Glossary. Unless this Prospectus expressly provides otherwise, each objective, strategy and policy of the Funds may be changed by action of the Board of Trustees.

S&P(R) MidCap Index Equity Fund

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------
Goal

The Fund's goal is to provide performance and income that is comparable to the Standard & Poor's MidCap 400(R) Index (S&P MidCap 400(R)). The S&P MidCap
400(R) is an index of 400 stocks in the mid-cap sector of the U.S. stock market.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies


The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies in the S&P MidCap 400(R). This investment strategy may not be changed without 60 days' prior notice to shareholders. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.


The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P MidCap 400(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P MidCap 400(R) of at least 0.95. A correlation of
1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P MidCap 400(R).

To the extent foreign issuers are included in the S&P MidCap 400(R), the Fund may invest in foreign securities. The Fund may also enter into futures contracts.

PRINCIPAL RISKS
------------------------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Tracking Risk
  Because the Fund pays fees and transaction costs, while the S&P MidCap 400(R) does not, the Fund's returns are likely to be lower than those of the S&P MidCap 400(R). Tracking variance may also result from share purchases, redemptions and other factors.

- Indexing Strategy Risk
  The Fund will invest in the securities included in the S&P MidCap 400(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the mid-cap capitalization portion of the U.S. stock market.

- Derivatives Risk
  The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

- Smaller Company Stock Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, may be less liquid and their issuers are subject to greater degrees of changes in their earnings and prospects.

                                                                    PERFORMANCE
             -----------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

S&P(R) MidCap Index Equity Fund CLASS Y

TOTAL RETURN (%)
per calendar year

                                    [CHART]

1999   14.69
2000   17.74
2001   (1.29)
2002  (14.86)



                Best Quarter:    17.29% (quarter ended 12/31/01)
                Worst Quarter: (16.61)%  (quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                                                                               Since
                                                                                     1 Year  Inception
                                                                                       %      %/(1)/
CLASS Y
  Return Before Taxes                                                                (14.86)   5.61
  Return After Taxes on Distributions                                                (15.10)   2.52
  Return After Taxes on Distributions and Sale of Fund Shares                         (9.10)   3.49
  S&P MidCap 400(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (14.51)   6.94


--------------------------------------------------------------------------------


(1)The inception date for the Class Y shares is 2/13/98. The index returns from inception for Class Y shares are as of 2/1/98.

(2)Standard & Poor's MidCap 400(R) Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                FEES & EXPENSES
             -----------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the S&P(R) MidCap Index Equity Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                         Class Y
SHAREHOLDER FEES                                                                         Shares
paid directly from your investment                                                       -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)                None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                      None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                                None
Redemption Fees                                                                            None
Exchange Fees                                                                              None

                                                                                         Class Y
ANNUAL FUND OPERATING EXPENSES                                                           Shares
paid from Fund assets (as a % of net assets)                                             -------
Management Fees                                                                           0.15%
Other Expenses(1)                                                                         0.37%
                                                                                          -----
Total Annual Fund Operating Expenses(1)                                                   0.52%
                                                                                          =====


--------------------------------------------------------------------------------


(1)The advisor has voluntarily agreed to reimburse certain operating expenses to keep the Fund's Total Annual Fund Operating Expenses at 0.60%. The advisor may eliminate all or a part of the expense reimbursement at any time.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds and then redeem all your shares at the end of those periods. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class Y
                                         Shares
                                         -------
                                1 Year    $ 53
                                3 Years   $167
                                5 Years   $291
                                10 Years  $653

S&P(R) SmallCap Index Equity Fund



GOAL AND PRINCIPAL
INVESTMENT STRATEGIES
------------------------------------------------------

Goal

The Fund's goal is to provide performance and income that is comparable to the Standard & Poor's SmallCap 600(R) Index (S&P SmallCap 600(R)). The S&P SmallCap 600(R) is an index of 600 stocks in the small-cap sector of the U.S. stock market.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies


The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies in the S&P SmallCap 600(R). This investment strategy may not be changed without 60 days' prior notice to shareholders. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.


The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P SmallCap 600(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P SmallCap 600(R) of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P SmallCap 600(R).

To the extent foreign issuers are included in the S&P SmallCap 600(R), the Fund may invest in foreign securities. The Fund may also enter into futures contracts.

                                                                PRINCIPAL RISKS
             -----------------------------------------

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

- Stock Market Risk
  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

- Tracking Risk
  Because the Fund pays fees and transaction costs, while the S&P SmallCap 600(R) does not, the Fund's returns are likely to be lower than those of the S&P SmallCap 600(R). Tracking variance may also result from share purchases, redemptions and other factors.

- Indexing Strategy Risk
  The Fund will invest in the securities included in the S&P SmallCap 600(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the small-capitalization portion of the U.S. stock market.

- Derivatives Risk
  The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

- Smaller Company Stock Risk
  The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume may be less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

PERFORMANCE
------------------------------------------------------

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

S&P SmallCap(R) Index Equity Fund CLASS Y/(1)/

TOTAL RETURN (%)
per calendar year


                                    [CHART]

2000    10.58
2001     6.45
2002   (14.80)


                Best Quarter:    20.70% (quarter ended 12/31/01)
                Worst Quarter: (18.72)%  (quarter ended 9/30/02)


(1)Class Y shares commenced operations on 8/7/97, ceased operations on 5/18/98 and resumed operations on 10/27/99. Information provided in the bar chart above begins with the calendar year ended 12/31/00, the Fund's first full calendar year of operations.

AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                                                                                 Since
                                                                                       1 Year  Inception
                                                                                         %      %/(1)/
CLASS Y
  Return Before Taxes                                                                  (14.80)   3.28
  Return After Taxes on Distributions                                                  (15.01)   1.50
  Return After Taxes on Distributions and Sale of Fund Shares                           (9.07)   1.85
  S&P SmallCap 600(R) Index/(2)/ (reflects no deductions for fees, expenses or taxes)  (14.63)   2.89


--------------------------------------------------------------------------------


(1)Class Y shares commenced operations on 8/7/97, ceased operations on 5/18/98 and resumed operations on 10/27/99. Since inception information for the Fund is provided for the period beginning on 10/27/99. The index returns from inception for Class Y shares are as of 11/1/99.


(2)The S&P SmallCap 600(R) Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES & EXPENSES
------------------------------------------------------


The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the S&P(R) SmallCap Index Equity Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.



                                                                                         Class Y
SHAREHOLDER FEES                                                                         Shares
paid directly from your investment                                                       -------
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)                None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                      None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                                None
Redemption Fees                                                                            None
Exchange Fees                                                                              None

                                                                                         Class Y
ANNUAL FUND OPERATING EXPENSES                                                           Shares
paid from Fund assets (as a % of net assets)                                             -------
Management Fees                                                                           0.15%
Other Expenses                                                                            0.28%
                                                                                          -----
Total Annual Fund Operating Expenses                                                      0.43%
                                                                                          =====


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Class Y
                                         Shares
                                         -------
                                1 Year    $ 44
                                3 Years   $138
                                5 Years   $241
                                10 Years  $542

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in dollar-denominated securities of foreign issuers traded in the United States.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.


U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and others.

MORE ABOUT THE FUNDS
------------------------------------------------------

This section provides additional information about some of the Funds' principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Funds. The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Funds' principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" for the applicable Fund.

FURTHER INFORMATION
REGARDING THE FUNDS'
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, and options.

A futures contract is a type of derivative investment that obligates the holder to buy or sell in an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specific exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

- Investment Strategy
  A Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). A Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. A Fund will not use derivatives for speculative purposes.

  There can be no assurance that a Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks
  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  A Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

- Special Risks
  Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES

Foreign securities in which a Fund invests include dollar-denominated securities of foreign issuers traded in the United States.

- Investment Strategy
  A Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

- Investment Strategy
  A Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of a Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.

TEMPORARY INVESTMENTS

A Fund may invest in short-term obligations, such as U.S. government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

- Investment Strategy
  A Fund may invest assets in short-term obligations pending investment or to meet anticipated redemption requests.

- Special Risks
  A Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.


DISCLAIMERS
------------------------------------------------------


The Funds are not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by a Fund, owners of a Fund, any person or any entity from the use of the S&P MidCap 400(R) Index,

S&P SmallCap 600(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein.


                                                                YOUR INVESTMENT
             -----------------------------------------


PURCHASING SHARES

You may purchase Class Y shares of a Fund at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.


The Funds also issue another class of shares, which has different expense levels and performance and is only available to limited types of investors. Call (800) 438-5789 to obtain more information about that class.


Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of a Fund, including minimum investment requirements, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after we receive your redemption request in proper form.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SERVICE FEES

------------------------------------------------------



The Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

VALUING FUND SHARES
------------------------------------------------------

Each Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Funds calculate NAV separately for each class. NAV is calculated by:

  (1)taking the current value of a Fund's total assets allocated to that class of shares,
  (2)subtracting the liabilities and expenses charged to that class, and
  (3)dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Funds is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Board of Trustees. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.


                                                                  DISTRIBUTIONS
             -----------------------------------------


As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Funds declare and pay dividend distributions, if any, quarterly.

The Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay both dividend and capital gain distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
------------------------------------------------------


Investments in a Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Funds is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES

If you sell shares of a Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of a Fund.

OTHER CONSIDERATIONS

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                                                        MANAGEMENT OF THE FUNDS
             -----------------------------------------


INVESTMENT ADVISOR


Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. World Asset Management (World), a division of MCM, 255 East Brown Street, Birmingham, Michigan, 48009 is responsible for managing the Fund. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.



MCM provides overall investment management for the Funds and is responsible for all purchases and sales of portfolio securities.



During the fiscal year ended December 31, 2002, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund as follows:



                          S&P(R) MidCap Index
                            Equity Fund         0.15%
                          S&P(R) SmallCap Index
                            Equity Fund         0.15%




PORTFOLIO MANAGERS

A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Funds.

FINANCIAL HIGHLIGHTS
------------------------------------------------------


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789 or visiting the website at www.munder.com.



S&P MIDCAP INDEX EQUITY                            Year      Year      Year      Year       Period
FUND(a) (CLASS Y)                                 Ended     Ended     Ended      Ended      Ended
                                                 12/31/02  12/31/01  12/31/00 12/31/99(c)  12/31/98
                                                 Class Y   Class Y   Class Y    Class Y    Class Y
                                                 --------  --------  -------- ----------- --------
Net asset value, beginning of period             $  9.43    $ 9.74    $10.29    $11.08    $ 10.00
                                                 -------    ------    ------    ------    -------
Income/(Loss) from investment operations:
Net investment income                               0.08      0.11      0.15      0.16       0.11
Net realized and unrealized gain/(loss) on
 investments                                       (1.47)    (0.26)     1.56      1.48       1.34
                                                 -------    ------    ------    ------    -------
Total from investment operations                   (1.39)    (0.15)     1.71      1.64       1.45
                                                 -------    ------    ------    ------    -------
Less distributions:
Dividends from net investment income               (0.07)    (0.09)    (0.14)    (0.17)     (0.11)
Distributions in excess of net investment income      --        --        --     (0.05)        --
Distributions from net realized gains                 --     (0.07)    (2.12)    (2.21)     (0.26)
                                                 -------    ------    ------    ------    -------
Total distributions                                (0.07)    (0.16)    (2.26)    (2.43)     (0.37)
                                                 -------    ------    ------    ------    -------
Net asset value, end of period                   $  7.97    $ 9.43    $ 9.74    $10.29    $ 11.08
                                                 =======    ======    ======    ======    =======
Total return (b)                                  (14.86)%   (1.29)%   17.74%    14.69%     15.04%
                                                 =======    ======    ======    ======    =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)             $10,727    $9,424    $8,141    $9,264    $10,853
Ratio of operating expenses to average net
 assets                                             0.34%     0.18%     0.18%     0.18%      0.18%(d)
Ratio of net investment income to average net
 assets                                             0.85%     1.25%     1.36%     1.46%      1.20%(d)
Portfolio turnover rate                               28%       22%       86%       36%        37%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                     0.52%     0.81%     0.83%     1.04%      0.88%(d)


--------------------------------------------------------------------------------


(a)The Munder S&P MidCap Index Equity Fund (formerly known as Munder Institutional S&P MidCap Index Equity Fund) Class Y Shares commenced operations on February 13, 1998.

(b)Total return represents aggregate total return for the period indicated.



(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

S&P SMALLCAP INDEX EQUITY                    Year      Year     Year       Period       Period
FUND(a)                                     Ended     Ended    Ended       Ended         Ended
(CLASS Y)                                  12/31/02  12/31/01 12/31/00 12/31/99(d)(e) 12/31/98(e)
                                           Class Y   Class Y  Class Y     Class Y       Class Y
                                           --------  -------- -------- -------------- -----------
Net asset value, beginning of period       $ 11.08    $10.94   $10.91     $ 10.00       $10.23
                                           -------    ------   ------     -------       ------
Income/(Loss) from investment operations:
Net investment income                         0.06      0.08     0.09        0.02         0.02
Net realized and unrealized gain/(Loss) on
 investments                                 (1.69)     0.52     1.00        1.02         0.84
                                           -------    ------   ------     -------       ------
Total from investment operations             (1.63)     0.60     1.09        1.04         0.86
                                           -------    ------   ------     -------       ------
Less distributions:
Dividends from net investment income         (0.07)    (0.06)   (0.07)      (0.01)          --
Distributions from net realized gains           --     (0.40)   (0.99)         --           --
Distributions from capital                      --        --       --       (0.12)       (0.04)
                                           -------    ------   ------     -------       ------
Total distributions                          (0.07)    (0.46)   (1.06)      (0.13)       (0.04)
                                           -------    ------   ------     -------       ------
Net asset value, end of period             $  9.38    $11.08   $10.94     $ 10.91       $11.05(f)
                                           =======    ======   ======     =======       ======
Total return (b)                            (14.80)%    6.45%   10.58%      10.50%        8.41%
                                           =======    ======   ======     =======       ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)       $ 6,391    $8,136   $9,181     $22,834       $   --
Ratio of operating expenses to average net
 assets                                       0.27%     0.18%    0.18%       0.18%(c)     0.18%(g)
Ratio of net investment income to average
 net assets                                   0.59%     0.74%    0.62%       1.14%(c)     0.52%(g)
Portfolio turnover rate                         12%       23%     101%          3%          17%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                               0.43%     0.45%    0.57%       0.52%(c)     4.53%(g)


--------------------------------------------------------------------------------

(a)The Munder S&P SmallCap Index Equity Fund (formerly known as Munder Institutional S&P SmallCap Index Equity Fund) Class Y shares commenced operations on August 7, 1997.

(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.
(d)Per share numbers have been calculated using the average shares method.
(e)The Fund ceased investment operations on May 18, 1998 and resumed operations on October 27, 1999.
(f)Reflects the net asset value on May 18, 1998.
(g)Annualized based on the activity of the Fund through May 18, 1998.

[LOGO] MUNDERFUNDS
                                                              SHAREHOLDER GUIDE
-------------------------------------------------------------------

CLASS Y SHARES


The Shareholder Guide provides information regarding the purchase and redemption of shares of the Munder S&P(R) Index Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class Y Shares Prospectus dated April 30, 2003 for each of these Funds.


                                                         HOW TO REACH THE FUNDS
             -----------------------------------------

CONTACT SHAREHOLDER SERVICES

By telephone:
           1-800-438-5789

By mail:
           The Munder Funds
           P.O. Box 9701
           Providence, Rl 02940



By overnight delivery:
           The Munder Funds
           4400 Computer Drive
           Westborough, MA 01581


                                                           PURCHASE INFORMATION
             -----------------------------------------


WHO MAY PURCHASE SHARES

Only the following investors may purchase Class Y shares:

 - fiduciary and discretionary accounts of institutions;
 - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

 - high net worth individuals approved by the Funds' investment advisor;

 - trustees, officers and employees of the Munder Funds, the Funds' investment advisor and the Funds' distributor;
 - Munder Capital Management's investment advisory clients; and
 - family members of employees of the Funds' investment advisor.

We will reject any purchase orders from ineligible investors.


METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution
Any broker, financial advisor or other financial institution authorized by the Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

   The Munder Funds
   P.O. Box 9701
   Providence, Rl 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire
For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

   Wire Instructions
   Bank ABA/Routing #: 011001234
   Bank Account Number: 167983
   Bank Account Name: The Munder Funds
   RFB: (Fund Name and Class)
   OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

POLICIES FOR PURCHASING SHARES

Investment Minimums
The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $3,000,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments by any investor.


We reserve the right to waive any investment minimum. We reserve the right, upon 30 days' advance written notice, to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice.


Timing of Orders
Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

                                                         REDEMPTION INFORMATION
             -----------------------------------------

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution
Contact your broker, financial advisor or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number;
(2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

   The Munder Funds
   P.O. Box 9701
   Providence, RI 02940

or by overnight delivery to:

   The Munder Funds
   4400 Computer Drive
   Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) accounts.

By Internet
If you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the New York Stock Exchange to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from IRA, ESA or 403(b) accounts.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record. You may give other instructions by calling (800) 438-5789.




Medallion Signature Guarantee
For your protection, we reserve the right to require a medallion signature guarantee for redemption requests.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Institutions
Shares held through a financial institution must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.


ADDITIONAL POLICIES FOR PURCHASES AND REDEMPTIONS
------------------------------------------------------

- We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order.

- At any time, we may change any of our purchase or redemption practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit the Funds' expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:

    (i)the NYSE is closed;

   (ii)trading on the NYSE is restricted;

  (iii)an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   (iv)the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- Normally we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form except as described below in the case of shares purchased by check.


- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------

Information relating to purchases and sales of Class Y shares of the Funds is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (is legally considered a part of) this prospectus.

More information about the Funds is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.


SEC File Number: 811-21294


TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By web:
          www.munder.com

You may find more information about the Funds online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940




  PROINSTLINDEX403

Liquidity Money Market Fund


(formerly known as Liquidity Plus Money Market Fund)

-------------------------------------------------------------------





                                  PROSPECTUS


                                April 30, 2003


                          Save paper and receive this
                           document electronically.
                      Sign up for electronic delivery at
                         www.munderfunds.com/edelivery





The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

       TABLE OF CONTENTS



       LIQUIDITY MONEY MARKET FUND
              Goal and Principal Investment Strategies                1
              Principal Risks                                         1
              Performance                                             3
              Fees and Expenses                                       4
              Glossary                                                5

       MORE ABOUT THE FUND
              Further Information Regarding the Fund's Principal
                Investment Strategies and Risks                       6
              Other Investment Strategies and Risks                   7

       YOUR INVESTMENT
              How to Reach the Fund                                   9
              Purchase Information                                    9
              Redemption Information                                  9
              Additional Policies for Purchases and Redemptions       10

       DISTRIBUTION AND SERVICE FEES
              12b-1 Fees                                              11
              Other Information                                       11

       VALUING FUND SHARES                                            11

       DISTRIBUTIONS                                                  12

       FEDERAL TAX CONSIDERATIONS
              Taxes on Distributions                                  13
              Taxes on Sales                                          14
              Other Considerations                                    14

       MANAGEMENT OF THE FUND
              Investment Advisor                                      14

       FINANCIAL HIGHLIGHTS                                           15

Liquidity Money Market Fund


This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund's investment strategies and risks, please read the section entitled "More About the Fund." Certain terms used in this prospectus are defined in the Glossary. Unless this Prospectus expressly provides otherwise, each objective, strategy and policy of the Fund may be changed by action of the Board of Trustees.

                                                             GOAL AND PRINCIPAL
                                                          INVESTMENT STRATEGIES
             -----------------------------------------

Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality U.S. dollar- denominated money market instruments, including bank obligations and repurchase agreements.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.

                                                                PRINCIPAL RISKS
             -----------------------------------------

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

- Credit (or Default) Risk

  An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a security can also affect its liquidity and make it more difficult for the Fund to sell.

- Interest Rate Risk

  An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term securities are generally more sensitive to interest rate changes than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


- Prepayment Risk

  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.


- Credit Ratings Risk
  Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2-by Moody's, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

- Repurchase Agreement Risk
  A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

- Variable and Floating Rate Securities Risk
  Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

                                                                    PERFORMANCE
             -----------------------------------------


The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


Liquidity Money Market Fund


TOTAL RETURN (%)
per calendar year
                                    [CHART]


1998  4.68
1999  4.35
2000  5.54
2001  3.52
2002  1.05


                 Best Quarter:  1.44% (quarter ended 9/30/00)
                 Worst Quarter: 0.19% (quarter ended 12/31/02)


AVERAGE ANNUAL RETURNS
for periods ended December 31, 2002


                                                          Since
                                       1 Year 5 Years Inception/(1)/
                                         %       %          %
           Liquidity Money Market Fund  1.05   3.82       3.89


--------------------------------------------------------------------------------

(1)The inception date for the Fund is 6/4/97.


You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Liquidity Money Market Fund when requesting yield information.

FEES & EXPENSES
------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.


SHAREHOLDER FEES
paid directly from your investment
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)              None
Maximum Deferred Sales Charge (load) (as a % of the lesser of original purchase price or
 redemption proceeds)                                                                    None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                              None
Redemption Fees                                                                          None
Exchange Fees                                                                            None

ANNUAL FUND OPERATING EXPENSES
paid from Fund assets (as a % of net assets)
Management Fees                                                                          0.35%
Distribution and/or Service (12b-1) Fees                                                 0.35%
Other Expenses                                                                           0.24%
                                                                                         -----
Total Annual Fund Operating Expenses                                                     0.94%
                                                                                         =====


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year   $   96
                                3 Years  $  300
                                5 Years  $  520
                                10 Years $1,155

                                                                       GLOSSARY
             -----------------------------------------

The Glossary explains certain terms used throughout this prospectus.
Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.


U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and others.


RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

MORE ABOUT THE FUND
------------------------------------------------------

This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund's principal investment strategies and principal risks please read the sections entitled "Goal and Principal Investment Strategies" and "Principal Risks" beginning on page 1 of this prospectus.

FURTHER INFORMATION
REGARDING THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
------------------------------------------------------


CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

..  A-2- or higher by S&P;
..  P-2- or higher by Moody's; or
..  F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating organization. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

- Investment Strategy
  Securities purchased by the Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

- Special Risks
  Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

                                                               OTHER INVESTMENT
                                                           STRATEGIES AND RISKS
             -----------------------------------------


ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).

- Investment Strategy
  The Fund may invest a portion of its assets in asset-backed securities.

- Special Risks
  In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

  Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks ot presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy
  The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

- Special Risks
  Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES

Foreign securities in which the Fund may invest include U.S. dollar-denominated money market securities of foreign issuers, which include securities issued by foreign companies and foreign governments and their agencies, instrumentalities or political subdivisions and supranational organizations.

- Investment Strategy
  The Fund may invest up to 25% of its total assets in foreign securities.

- Special Risks
  Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

GUARANTEED INVESTMENT CONTRACTS

The Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements whereby the Fund makes payments, generally to an insurance company's general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund's limitation on illiquid investments.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy
  The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund's total assets (including the loan collateral).

- Special Risks
  The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

U.S. GOVERNMENT SECURITIES

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks
  Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered.These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                YOUR INVESTMENT
             -----------------------------------------
This section describes how to do business with the Fund.

HOW TO REACH THE FUND

Contact Shareholder Services

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

PURCHASE INFORMATION

Who May Purchase Shares

Customers of certain financial institutions (including Comerica Securities) that have an agreement with the Fund to provide shareholder services to their customers may purchase shares of the Fund.

Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers.


Purchase Price


Shares of the Fund are sold at the net asset value (NAV) next determined after we receive your purchase order in proper form.


Method for Purchasing Shares

You may only purchase shares through your account at selected financial institutions. Please note that financial institutions may charge you fees for their services. Confirmations of share purchases will be sent to the financial institution involved.


Policies for Purchasing Shares

- There is no minimum for initial or subsequent investments.




- Purchase orders must be received by the Fund or the Fund's distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.


- Provided their procedures are compatible with the purchase and redemption policies of the Fund, financial institutions may purchase shares of the Fund on behalf of their customers through automatic "sweeping" and other programs.

REDEMPTION INFORMATION

Redemption Price


You may redeem shares at the NAV next determined after we receive your redemption request in proper form.


Methods for Redeeming Shares


You may redeem shares of the Fund through your financial institution.


Policies for Redeeming Shares

Shares held by a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

ADDITIONAL POLICIES FOR PURCHASES AND REDEMPTIONS

- We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.


- We reserve the right to reject any purchase order.

- At any time, we may change any of our purchase or redemption practices or privileges and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- To limit Fund expenses, we no longer issue share certificates.

- We may temporarily stop redeeming shares if:


 . the NYSE is closed;


 . trading on the NYSE is restricted;


 . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or


 . the SEC orders the Fund to suspend redemptions.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Fund, the Fund's distributor nor the Fund's transfer agent will be held responsible for any losses resulting from unauthorized transactions.


- Your account activity will be detailed in the financial statement sent to you by your financial institution. Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.



- Normally, we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form except as described below in the case of shares purchased by check.


- If we receive notice of your intent to process a same-day trade and your purchase order and payment for the shares of the Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

                                                  DISTRIBUTION AND SERVICE FEES
         ------------------------------------------------


12B-1 FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may use up to 0.10% of its daily net assets to finance activities relating to the distribution of its shares and may pay up to 0.25% of its daily net assets to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER INFORMATION

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.


Please note that Comerica Bank, an affiliate of the advisor, may receive a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.


                                                            VALUING FUND SHARES
             -----------------------------------------

The Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. NAV is calculated by:

  (1)taking the current value of the Fund's total assets,
  (2)subtracting the liabilities and expenses, and
  (3)dividing that amount by the total number of shares outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

The Fund may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the NAV per share of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).


To the extent the Fund invests in foreign securities (in the form of depositary receipts or otherwise) it will normally invest in U.S. markets. These foreign securities are typically valued at their market price in the U.S. market in which they trade as of the close of business on the NYSE. However, the principal market in which such securities trade may be overseas. Occasionally, events that affect the value of the Fund's foreign securities may occur between the time the U.S. market for the Fund's foreign securities closes and the closing of the principal foreign market for those securities. If the advisor believes that such events materially affect the value of the Fund's foreign securities, such securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund's Board of Trustees.


DISTRIBUTIONS
------------------------------------------------------


As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares dividends daily and pays dividend distributions, if any, monthly.
The Fund distributes its net realized capital gains, if any, at least annually.

If an investor provides the Fund with advance notice of a purchase and the purchase order is accepted before 12:00 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 12:00 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

                                                     FEDERAL TAX CONSIDERATIONS
             -----------------------------------------


Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares. Due to its investment strategy this Fund is unlikely to derive net long-term capital gains.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES

If you sell shares of the Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemptive proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND
------------------------------------------------------


INVESTMENT ADVISOR


Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $ 13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.


MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended December 31, 2002, the Fund paid an advisory fee at an annual rate of 0.35% of the Fund's average daily net assets.

                                                           FINANCIAL HIGHLIGHTS
             -----------------------------------------


The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report and Statement of Additional Information without charge by calling
(800) 438-5789.



LIQUIDITY MONEY MARKET FUND(a)                  Year      Year      Year      Year      Year
                                               Ended     Ended     Ended     Ended     Ended
                                              12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                                              --------  --------  --------  --------  --------
Net asset value, beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                              --------  --------  --------  --------  -------
Income from investment operations:
Net investment income                            0.010     0.035     0.054     0.043    0.050
                                              --------  --------  --------  --------  -------
Total from investment operations                 0.010     0.035     0.054     0.043    0.050
                                              --------  --------  --------  --------  -------
Less distributions:
Dividends from net investment income            (0.010)   (0.035)   (0.054)   (0.043)  (0.050)
                                              --------  --------  --------  --------  -------
Total distributions                             (0.010)   (0.035)   (0.054)   (0.043)  (0.050)
                                              --------  --------  --------  --------  -------
Net asset value, end of period                $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                              ========  ========  ========  ========  =======
Total return (b)                                  1.05%     3.52%     5.54%     4.35%    4.68%
                                              ========  ========  ========  ========  =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)          $133,187  $165,734  $130,375  $109,551  $76,965
Ratio of operating expenses to average net
 assets                                           0.94%     0.84%     1.00%     0.96%    0.97%
Ratio of net investment income to average net
 assets                                           1.06%     3.39%     5.41%     4.28%    4.58%




--------------------------------------------------------------------------------


(a)Liquidity Money Market Fund (formerly known as Liquidity Plus Money Market
   Fund) commenced operations on June 4, 1997.

(b)Total return represents aggregate total return for the period indicated.

                                                         ADDITIONAL INFORMATION
             -----------------------------------------


More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By telephone:
          1-800-438-5789

By mail:
          The Munder Funds
          P.O. Box 9701
          Providence, Rl 02940-9701

By overnight delivery:
          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581



SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


SEC File Number: 811-21294

[LOGO] MUNDER FUNDS

      P.O. BOX 9701
      PROVIDENCE, RI 02940





  PROLIQ403

                               MUNDER SERIES TRUST


Munder Balanced Fund
Munder Bond Fund
Munder Cash Investment Fund
Munder Emerging Markets Fund
Munder Future Technology Fund
Munder Healthcare Fund
Munder Index 500 Fund
Munder Intermediate Bond Fund
Munder International Bond Fund
Munder International Equity Fund
Munder International Growth Fund
Munder Large-Cap Value Fund
Munder Michigan Tax-Free Bond Fund
Munder Micro-Cap Equity Fund
Munder MidCap Select Fund
Munder Multi-Season Growth Fund
Munder NetNet/(R)/ Fund
Munder Power Plus Fund/(R)/
Munder Real Estate Equity Investment Fund
Munder Small Company Growth Fund
Munder Small-Cap Value Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Money Market Fund
Munder Tax-Free Short & Intermediate Bond Fund
(formerly Munder Tax-Free Short - Intermediate Bond Fund)
Munder U.S. Government Income Fund
Munder U.S. Treasury Money Market Fund

                           (collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2003

     This Statement of Additional Information ("SAI"), which has been filed with the Securities and Exchange Commission ("SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above ("Funds"). Munder Series Trust ("Trust") currently offers thirty-one investment portfolios, twenty-six of which are described in this SAI. The investment advisor for the Funds is Munder Capital Management. This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for each class of each Fund's shares, each dated April 30, 2003 (each a "Prospectus"). The financial statements for the Funds including the notes thereto, dated June 30, 2002, are incorporated by reference into this SAI from the annual reports of the Funds. In addition, unaudited financial statements of the Funds, dated December 31, 2002, are available in the semi-annual reports of the Funds. A copy of each Prospectus and annual and semi-annual reports may be obtained free of charge through Funds Distributor, Inc. ("Distributor"), or by calling the Funds at (800) 438-5789.


     An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAI-ANNUAL403

                                TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
FUND HISTORY AND GENERAL INFORMATION...............................................        3
FUND INVESTMENTS...................................................................        4
RISK FACTORS AND SPECIAL CONSIDERATIONS - INDEX 500 FUND...........................       23
RISK FACTORS AND SPECIAL CONSIDERATIONS - MICHIGAN TAX-FREE BOND FUND, TAX-FREE
BOND FUND AND TAX-FREE SHORT & INTERMEDIATE BOND FUND..............................       25
INVESTMENT LIMITATIONS.............................................................       29
TEMPORARY DEFENSIVE POSITION.......................................................       31
MANAGEMENT OF THE FUNDS............................................................       31
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS.................................       38
CODES OF ETHICS....................................................................       53
PORTFOLIO TRANSACTIONS.............................................................       53
ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND CONVERSION INFORMATION...............       57
NET ASSET VALUE....................................................................       60
PERFORMANCE INFORMATION............................................................       62
TAXES..............................................................................       75
ADDITIONAL INFORMATION CONCERNING SHARES...........................................       83
OTHER INFORMATION..................................................................       85
REGISTRATION STATEMENT.............................................................      109
FINANCIAL STATEMENTS...............................................................      109
ANNUAL FUND OPERATING EXPENSES.....................................................      109
APPENDIX A.........................................................................      A-1
APPENDIX B.........................................................................      B-1


No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION

The following Funds are described in this SAI:

Munder Balanced Fund ("Balanced Fund")
Munder Bond Fund ("Bond Fund")
Munder Cash Investment Fund ("Cash Investment Fund")
Munder Emerging Markets Fund ("Emerging Market Fund")
Munder Future Technology Fund ("Future Technology Fund")
Munder Healthcare Fund ("Healthcare Fund")
Munder Index 500 Fund ("Index 500 Fund")
Munder Intermediate Bond Fund ("Intermediate Bond Fund")
Munder International Bond Fund ("International Bond Fund")
Munder International Equity Fund ("International Equity Fund")
Munder International Growth Fund ("International Growth Fund")
Munder Large-Cap Value Fund ("Large-Cap Value Fund")
Munder Michigan Tax-Free Bond Fund ("Michigan Tax-Free Bond Fund")
Munder Micro-Cap Equity Fund ("Micro-Cap Equity Fund")
Munder MidCap Select Fund ("MidCap Select Fund")
Munder Multi-Season Growth Fund ("Multi-Season Growth Fund")
Munder NetNet Fund ("NetNet Fund")
Munder Power Plus Fund ("Power Plus Fund")
Munder Real Estate Equity Investment Fund ("Real Estate Equity Investment Fund") Munder Small Company Growth Fund ("Small Company Growth Fund")
Munder Small-Cap Value Fund ("Small-Cap Value Fund")
Munder Tax-Free Bond Fund ("Tax-Free Bond Fund")
Munder Tax-Free Money Market Fund ("Tax-Free Money Market Fund")

Munder Tax-Free Short & Intermediate Bond Fund ("Tax-Free Short & Intermediate Bond Fund") (formerly Munder Tax-Free Short - Intermediate Bond Fund)

Munder U.S. Government Income Fund ("U.S. Government Income Fund")
Munder U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund")


     The Trust is an open-end management investment company. The Trust was organized as a Delaware statutory trust on January 31, 2003. Each of the Funds is a diversified mutual fund, except the Future Technology Fund and the International Bond Fund. Prior to April 30, 2003, each of the Funds were series of three different open-end management investment companies, The Munder Funds, Inc. ("MFI"), The Munder Funds Trust ("MFT") and The Munder Framlington Funds Trust ("MFR"). On April 30, 2003, each Fund was reorganized as a separate series of the Trust. As of the same date, the separate series of another open-end management investment company, St. Clair Funds, Inc. ("St. Clair"), also reorganized as series of the Trust. St. Clair, MFI, MFT, MFR and their respective series are referred to in this SAI together as the "Predecessor Funds."


Prior to May 1, 2003, the Munder Tax-Free Short & Intermediate Bond Fund was named the Tax-Free Short-Intermediate Bond Fund.

  MFI was organized as a Maryland corporation on November 18, 1992. MFT was organized on August 30, 1989 under the name "PDB Fund," which was changed in November 1989 to "Opportunity Funds," in February 1990 to "Ambassador Funds" and in June 1995 to "The Munder Funds Trust." The Tax-Free Short & Intermediate Bond Fund originally commenced operations on February 9, 1987 under the name Tax-Free Intermediate Bond Fund as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund. MFR was organized as a Massachusetts business trust on October 30, 1996.

     The following is the listing of all name changes for the Funds of the
Trust: MidCap Select Fund (formerly known as Growth Opportunities Fund); Large-Cap Value Fund (formerly known as the Equity Income Fund, formerly known as Growth & Income Fund, formerly known as Income Stock Fund); Cash Investment Fund (formerly known as Money Market Fund); U.S. Treasury Money Market Fund (formerly known as U.S. Treasury Growth Stock Fund); Small Company Growth Fund (formerly known as Small Company Growth Stock Fund); Index 500 Fund (formerly known as Indexed Stock Fund); International Equity Fund (formerly known as International Stock Fund); U.S. Government Income Fund (formerly known as Income Bond Fund); Tax-Free Short & Intermediate Bond Fund (formerly known as Tax-Free Short-Intermediate Bond Fund, formerly known as Tax-Free Intermediate Bond
Fund); Michigan Tax-Free Bond Fund (formerly known as Michigan Triple Tax-Free Bond Fund); Emerging Markets Fund (formerly known as Framlington Emerging Markets Fund; Healthcare Fund (formerly known as Framlington Healthcare Fund); and International Growth Fund (formerly known as Framlington International Growth Fund).

     As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management ("Advisor" or "MCM"), a Delaware general partnership. World Asset Management, a division of the Advisor that was formerly a wholly-owned subsidiary of the Advisor, is responsible for managing the Index 500 Fund and the International Equity Fund. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 97% of the partnership interests in the Advisor.


     Framlington Overseas Investment Management Limited ("Sub-Advisor") serves as sub-advisor for the Emerging Markets, Healthcare, and International Growth Funds ("Sub-Advised Funds"). The Sub-Advisor is a subsidiary of Framlington Group Limited, incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly-owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC plc, a banking and financial services organization based in the United Kingdom.

     Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

                                FUND INVESTMENTS


     The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Funds. Each Fund's investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. The Tax-Free Bond Fund, the Tax-Free Short & Intermediate Bond Fund and the Tax-Free Money Market Fund each have a fundamental policy to invest at least 80% of its respective assets in municipal obligations bearing interest exempt from federal income tax. The Michigan Tax-Free Bond Fund has a fundamental policy to invest at least 80% of its assets in municipal obligations bearing interest exempt from federal income tax and Michigan state income tax. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees ("Board of Trustees" or "Board") without the authorization of the holders of a majority of a Fund's outstanding shares. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days' prior notice to shareholders. There can be no assurance that any Fund will achieve its objective or goal.


     A description of the applicable credit ratings is set forth in Appendix A to this SAI.

     For purposes of this SAI, the Emerging Markets Fund, Future Technology Fund, Healthcare Fund, Index 500 Fund, International Equity Fund, International Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Small Company Growth Fund are referred to as the "Equity Funds"; the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund are referred to as the "Bond Funds"; the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund are referred to as the "Tax-Free Bond Funds" and Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund are referred to as the "Money Market Funds." In addition, any references to investment limitations or permissible investments for the Bond Funds or the Equity Funds will also apply to the Balanced Fund.


     Asset-Backed Securities. The Bond Funds, the International Bond Fund, and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments that, in the case of mortgages, have maximum maturities of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

     Bank Obligations. Each of the Money Market Funds may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Funds) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund's total assets at the time of investment.

     Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor or the Sub-Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

     Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its assets at the time of such borrowings for temporary purposes, and may borrow up to 33-1/3% of its assets to meet redemption requests. Borrowing may be unsecured. The Investment Company Act of 1940, as amended ("1940 Act"), requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.





     Commercial Paper. Investments by a Fund (other than a Money Market Fund) in commercial paper will consist of issues rated, at the time, in one of the two highest rating categories by at least one nationally-recognized statistical rating organization ("NRSRO"). Investments by the Money Market Funds will consist of issuers rated, at the time, in one of the two highest rating categories by an NRSRO if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or the Sub-Advisor, as the case may be, at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.


     Depositary Receipts and New York Registered Shares. To the extent a Fund may invest in foreign securities (see below), it may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), New York Registered Shares ("NYRs") and Holding Company Depositary Receipts ("HOLDRs"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs and GDRs are issued by European financial institutions. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. Investments in these types of securities involve similar risks to investments in foreign securities. HOLDRs, which trade on the American Stock Exchange, are fixed baskets of stocks that give an investor an ownership interest in each of the underlying stocks.


     Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which the Funds invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

     Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company's capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. In fact, like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

     Exchange Traded Funds ("ETFs"). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs.


     Foreign Securities. Each Equity Fund (except the Power Plus Fund, the Real Estate Equity Investment Fund, the International Equity Fund, the International Growth Fund, the Emerging Markets Fund and the Healthcare Fund), each Bond Fund, the Balanced Fund and the Cash Investment Fund may invest up to 25% of its assets in foreign securities. The Real Estate Equity Investment Fund may not invest in foreign securities. Each Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal circumstances, the International Equity Fund, the International Bond Fund and the International Growth Fund will each invest at least 80% of its assets in securities of issuers located in at least three countries other than the United States. Under normal circumstances, the Emerging Markets Fund will invest at least 80% of its assets in emerging market countries. There is no limit on the Healthcare Fund's or the Power Plus Fund's investments in foreign securities. The foreign securities in which each of the Future Technology Fund, the NetNet Fund and the Multi-Season Growth Fund will generally invest are depositary receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.


     The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and government agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 80% minimum with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."

     Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

     Each of the Advisor and the Sub-Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Each of the Advisor and the Sub-Advisor, will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     Forward Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Equity Investment Fund), the Balanced Fund, the Bond Funds and the International Bond Fund are authorized, but are not required, to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Advisor or the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

     Cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward currency contracts will be designated on the records of the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the designated securities in the segregated account, the designated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     Futures Contracts and Related Options. The Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and the Tax-Free Bond Funds may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

     Guaranteed Investment Contracts. The Bond Funds, the International Bond Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund's limitation on illiquid investments.

     Illiquid Securities. Each of the Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and the Tax-Free Bond Funds may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended ("1933 Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     Each Fund (except The U.S. Treasury Money Market Fund) may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). The Funds may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in
Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor or the Sub-Advisor, as the case may be, will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     Interest Rate Swap Transactions. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Funds' ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

     Each of the Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Funds' obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by designating cash, U.S. Government securities or other high-grade liquid securities on the books of the Fund's Custodian, to avoid any potential leveraging of a Fund's portfolio.

     The Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one NRSRO or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Funds will have contractual remedies pursuant to the agreements related to the transactions.

     The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


     Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement.


     For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds ("ETFs") are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares and iShares.

     Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend securities in its portfolio (subject to a limit of 33-1/3% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Funds due to
(i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether a Fund will lend securities, the Advisor or the Sub-Advisor, as the case may be, will consider all relevant facts and circumstances. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Advisor or the Sub-Advisor has determined are creditworthy under guidelines established by the Board.

     Lower-Rated Debt Securities. Each Fund (other than the Money Market Funds and Index 500 Fund) may invest not more than 5% of its total assets in debt securities that are rated below investment grade by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings, Inc. ("Fitch"), or in comparable unrated securities. The Money Market Funds and the Index 500 Fund may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund's portfolio, with a commensurate effect on the value of each of the Fund's shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

     While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

     Mortgage-Backed Securities. The Bond Funds and Money Market Funds may purchase mortgage-backed securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.

     Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

     Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.

     Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The average life of mortgage-backed securities varies with the maturities of the underlying instruments which in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-backed security's total return may be difficult to predict precisely. When a Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

     Municipal Obligations. Each of the Tax-Free Bond Funds and the Tax-Free Money Market Fund invests, under normal circumstances, at least 80% of its assets in municipal obligations, the interest on which is exempt from Federal income tax, and, in the case of the Michigan Tax-Free Bond Fund, exempt from Michigan state income tax.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Trust nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the Federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Tax-Free Bond Funds and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event, the Board would reevaluate the Fund's investment objective and policies and consider changes in its structure or possible dissolution.

     The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.


     Options. Each of the Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short & Intermediate Bond Fund) may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options' trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For additional information concerning options and the risks associated with options and options on foreign currencies, see Appendix B of this SAI.


     Real Estate Securities. The Real Estate Equity Investment Fund may invest without limit in shares of real estate investment trusts ("REITs"). The Equity Funds and the Balanced Fund may also invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

     Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase the securities at an agreed-upon time and price ("repurchase agreements"). The Advisor or the Sub-Advisor, as the case may be, will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

     The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held, as applicable, by the Funds' Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

     Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund's Custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Rights and Warrants. The Equity Funds and the Balanced Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

     Stand-by Commitments. The Balanced Fund, the Cash Investment Fund, the Tax-Free Bond Funds and Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

     The Trust expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Tax-Free Bond Funds and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.


     Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than the Tax-Free Short & Intermediate Bond Fund) may purchase and sell stock index futures, options on stock and bond indices and options on stock and bond index futures contracts as a hedge against movements in the equity and bond markets. The Tax-Free Short & Intermediate Bond Fund may purchase and sell bond index futures contracts. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.


     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     If the Advisor or the Sub-Advisor, as the case may be, expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund's futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor or the Sub-Advisor, as the case may be, expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.


     The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than Tax-Free Short & Intermediate Bond Fund) may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.


     In connection with transactions in stock or bond index futures, stock or bond index options and options on stock or bond index futures, the Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

     Stripped Securities. The Balanced Fund, the Bond Funds, and the Money Market Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments that are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs that are stripped by their holder do not qualify as U.S. Government obligations.

     The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     Stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board.

     In addition, the Balanced Fund, the Bond Funds and the Money Market Funds may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share.

     Supranational Bank Obligations. Each of the Bond Funds and the Money Market Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. The U.S. Treasury Money Market Fund will purchase obligations issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

     U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Money Market Funds may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Money Market Funds will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Money Market Funds will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank.

     Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Money Market Funds may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

     Variable and Floating Rate Instruments. Debt instruments in which the Funds invest may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor or the Sub-Advisor, as the case may be, will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

     Variable and floating rate securities held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     In determining average weighted portfolio maturity of a Fund, short-term variable rate securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and short-term floating rate securities shall be deemed to have a maturity of one day. For purposes of this paragraph, "short-term" with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

     In determining average weighted portfolio maturity of a Fund, long-term variable rate securities shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and long-term floating rate securities shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, "long-term" with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

     Variable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment. Floating rate government securities shall be deemed to have a remaining maturity of one day.

     When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate cash or liquid portfolio securities equal to the amount of the commitment. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor or the Sub-Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual circumstances.

     A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(R)"), Moody's Investors Service, Inc. ("Moody's") and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     In addition, the Cash Investment Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of the Cash Investment Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

     Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security's rating may be reduced. The Board or the Advisor or the Sub-Advisor, as the case may be, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

            RISK FACTORS AND SPECIAL CONSIDERATIONS - INDEX 500 FUND

     Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for the Index 500 Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of the Index Fund's corresponding index, taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

     The Index 500 Fund does not expect to hold at any particular time all of the stocks included in the corresponding index. The Advisor believes, however, that through the application of capitalization weighting and sector balancing techniques it will be able to construct and maintain the Index 500 Fund's investment portfolio so that it reasonably tracks the performance of its corresponding index. The Advisor will compare the industry sector diversification of the stocks the Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in its corresponding index. This comparison is made because the Advisor believes that, unless the Index 500 Fund holds all stocks included in its corresponding index, the selection of stocks for purchase by the Index 500 Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the Index 500 Fund differently than the performance of its corresponding index. Conversely, if smaller companies were not purchased by the Index 500 Fund, the representation of industries included in the corresponding index that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

     For these reasons, the Advisor will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Index 500 Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the corresponding index. This process continues until the portfolio is fully invested (except for cash holdings).

     Redemptions of a substantial number of shares of the Index 500 Fund could reduce the number of issuers represented in the Index 500 Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the corresponding index.

     If an issuer drops in ranking, or is eliminated entirely from the corresponding index, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Index 500 Fund. Such sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the corresponding index, the securities might not be sold. These sales may result in lower prices for the securities than may have been realized, or in losses that may not have been incurred, if the Advisor was not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the corresponding index. However, although the Advisor does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Advisor will monitor the Index 500 Fund's investment with a view towards removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Index 500 Fund's ability to achieve its investment objective.

     The Index 500 Fund will invest primarily in the common stocks that constitute the corresponding index in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Index 500 Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in the corresponding index, securities that are themselves outside the corresponding index. Such securities will be disposed of by the Index 500 Fund in due course consistent with the Index 500 Fund's investment objective.

     The Index 500 Fund may also purchase put and call options on the applicable S&P(R) index that are traded on national securities exchanges. In addition, the Index 500 Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the applicable S&P(R) index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P(R) index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P(R) index at times when the Index 500 Fund is not fully invested in stocks that are included in the S&P(R) index. For example, by purchasing a futures contract, the Index 500 Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P(R) index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Index 500 Fund may be able, as an effective matter, to be fully invested in the S&P(R) index while keeping a cash reserve to meet potential redemptions. See Appendix B to this SAI.

     The Index 500 Fund is not sponsored, endorsed, sold or promoted by the S&P(R). S&P(R) makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P(R) 500 to trace general stock market performance. S&P(R)'s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P(R) and of the applicable index which is determined, composed and calculated by S&P(R) without regard to the Trust or the Index 500 Fund. S&P(R) has no obligation to take the needs of the Trust or the owners of the Index 500 Fund into consideration in determining, composing or calculating the index. S&P(R) is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P(R) has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

     S&P(R) does not guarantee the accuracy and/or the completeness of the index or any data included therein and S&P(R) shall have no liability for any errors, omissions, or interruptions therein. S&P(R) makes no warranty, express or implied, as to results to be obtained by the Trust, owners of the Index 500 Fund, or any other person or entity from the use of the index or any data included therein. S&P(R) makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P(R) have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


     RISK FACTORS AND SPECIAL CONSIDERATIONS - MICHIGAN TAX-FREE BOND FUND,
         TAX-FREE BOND FUND AND TAX-FREE SHORT & INTERMEDIATE BOND FUND


     The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State"). The Trust has not independently verified this information.

     The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes. The State's Constitution also directs or restricts the use of certain revenues.

     Expenditures are not permitted by the State Constitution to exceed available revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based.

     The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 51% from the payment of State taxes and 49% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include portions of collections from the personal income tax, the single business tax, use tax, sales tax and various other taxes.

     The State's Constitution also limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are restricted to a ceiling based upon revenues as a proportion of total personal income for the State. The base year ratio, determined in fiscal year 1978-79, in relation to calendar year 1977 personal income, is 9.49%. Both the constitutional language and implementing statutes provide for other adjustments to the revenue and personal income calculations. If revenues exceed the limit by 1% or more, the amount in excess must be refunded to personal income taxpayers and payers of the State's single business tax. If the limit is exceeded by less than 1%, the excess may be deposited into the State's Budget Stabilization Fund discussed below. The State may raise taxes in excess of the limit in emergency situations, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund, commonly known as the Budget Stabilization Fund ("BSF"), to accumulate balances during years of significant economic growth for utilization in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. In general, the law requires payments into the BSF when real economic growth exceeds 2% and allows withdrawals from the BSF when real economic growth is less than 0%. Funds may also be withdrawn when the State's unemployment rate exceeds 8% or upon appropriation to finance capital outlay or for other projects, or other purposes designated by the Legislature. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $579.8 million on September 30, 1997, $1,000.5 million on September 30, 1998, $1,222.5 million on September 30, 1999, $1,264.4 million on September 30, 2000 and $994.2 million on September 30, 2001. (The September 30, 1997 balance was net of a reserve for future education funding of $572.6 million.) Currently enacted legislation authorizes withdrawals of up to $752.0 million during fiscal year 2001-02 and up to $239.0 million during fiscal year 2002-03. If needed, an additional fiscal year 2001-02 withdrawal is authorized in an amount sufficient to balance the fiscal year 2001-02 General Fund budget.

     In 1999, legislation was passed completely phasing out the single business tax ("SBT"). Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and is to be reduced annually by 0.1% each January 1 until the tax is completely eliminated. The 1999 legislation also replaced the SBT's capital acquisition deduction with an investment tax credit. The annual reduction does not occur if the BSF balance for the prior fiscal year is $250 million or less. SBT rate reductions will cease until the BSF fiscal year ending balance returns to a level above $250 million. The BSF balance fell below the $250 million threshold at the end of the State's 2002 fiscal year. As a result, the SBT was reduced on January 1, 2003 and will remain at its current rate of 1.9 percent until the BSF balance goes back above $250 million. However, pursuant to legislation enacted in the summer of 2002, the SBT is repealed for tax years beginning after December 31, 2009.

     Property tax and school finance reform measures enacted in 1993 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment approved by the voters in March 1994, increased the State sales and use tax from 4% to 6%, limited the ability of local school districts to levy taxes, and limited assessment increases for each parcel of property to the lesser of 5% or the rate of inflation. When property is subsequently sold, its taxable value will revert to the current assessment level of 50% of true cash value. Companion legislation increased the cigarette tax $.25 to $.75 per pack and imposed an additional tax of 16% of the wholesale price on certain other tobacco products, imposed a State real estate transfer tax of 0.75% and a 6-mill State property tax and cut the State's income tax rate from 4.6% to 4.4%. These measures shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund these additional State expenses. These new State revenues are included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future. Pursuant to legislation effective August 1, 2002, Michigan's cigarette tax was raised again from $0.75 per pack to $1.25 per pack. Michigan's cigarette tax is currently distributed
33.0 percent to the General Fund and 54.2 percent to the School Aid Fund, with the remainder divided between various health programs and local units of government. For fiscal years 2005 through 2007, a portion of the General Fund proceeds from the cigarette tax will be deposited into the State's Budget Stabilization Fund.

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon such fund balance. Although the ultimate disposition and consequences of all of these proceedings are not presently determinable, the Attorney General of the State has indicated in a recent official statement prepared in connection with issuance of general obligation bonds of the State that such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, have a material adverse effect on the security for such bonds; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

     On November 24, 1999, the Michigan Court of Claims in Jefferson Smurfit Corporation v State of Michigan, File No. 98-17140-CM, ruled that the site-based capital acquisition deduction in Michigan's single business tax act is unconstitutional. On November 13, 2001, the Michigan Court of Appeals in Jefferson Smurfit Corporation v Michigan Department of Treasury, Docket No. 224267, upheld the site-based capital acquisition deduction in Michigan's Single Business Tax Act. According to the Michigan Department of Treasury, the potential financial impact of this decision is uncertain. The taxpayer filed an application for leave to appeal to the Michigan Supreme Court on February 1, 2002.

     On August 22, 1994, the Ingham Circuit and Probate Courts, together with the 55th District Court, filed suits in the Court of Claims and Ingham County Circuit Court against the State of Michigan and Ingham County entitled 30th Judicial Circuit, et al v Governor, et al, for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under MCL 600.9947; MSA 27A.9947, the court funding statute. The 30th Judicial Circuit, et al v. Governor, et al case has been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10th Judicial Circuit, et al v State of Michigan, et al (Saginaw Circuit Court No. 94-2936-AA-1/Court of Claims No. 94-15534-CM). Plaintiffs assert that the amount in controversy exceeds $5 million dollars. The case is currently pending final class certification.

     On November 15, 2000, more than 365 Michigan school districts and individuals filed two suits in the Michigan Court of Appeals. In amended complaints, the school district plaintiffs increased their number to 457 in the first suit, Durant, et al v. State, et al ("Durant III"), and to 463 in the second suit, Adair, et al v. State, et al ("Adair"). On May 10, 2002, the Court of Appeals issued a decision on Durant III, holding that 2000 PA 297 does not violate the Michigan Constitution. On May 31, 2002, the Durant III plaintiffs filed a motion for rehearing in the Court of Appeals, which the Court of Appeals denied on July 17, 2002. On August 14, 2002, the Durant III plaintiffs filed a delayed application for leave to appeal and a motion for immediate consideration of the delayed application for leave with the Michigan Supreme Court.

     Durant III has asserted that the school aid appropriation act, 2000 PA 297, violates Michigan Constitution, Article 9 Sections25-34 (the "Headlee Amendment"), because it allegedly transfers per pupil revenue guaranteed to school districts under Const 1963 Article 9, Section11 for unrestricted school operating purposes, in order to satisfy the State's independent funding obligation to those school districts under Article 9, Section29. Among their claims for relief, the plaintiffs in Durant III have sought a monetary remedy, including approximately $1.7 billion for the 1999-00 through 2002-03 school years for the State's alleged underfunding of special education programs and services and a declaratory judgment that the State, through 2000 PA 297, is violating Article 9, Section11 and Article 9, Section29. They also seek attorneys' fees and costs of litigation.

     Adair asserts that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Headlee Amendment. The Adair plaintiffs have requested declaratory relief, attorney's fees and litigation costs, but do not seek a money judgment.

     On April 23, 2002, the Court of Appeals dismissed the plaintiffs' complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their claims by either the doctrine of res judicata or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Headlee Amendment. The Adair plaintiffs filed an application for leave to appeal in the Michigan Supreme Court on May 14, 2002.

     The ultimate disposition of the legal proceedings described above is not presently determinable.

     The principal sectors of Michigan's diversified economy are the manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The health of the State's economy, and in particular its durable goods manufacturing industries, is susceptible to a long-term increase in the cost of energy and energy related products. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industries accounted for 33% of the State's work force. By 1998, this figure had fallen to the current figure of 14.4%. Although manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy, approximately 70% of the civilian labor force is currently engaged in service related employment.


     As of the date of this SAI, the State's general obligation bonds have been rated "AAA" by S&P, "Aaa" by Moody's, and "AA+" by Fitch, but have been put on negative watch. In September, 2000, the State received an upgrade from S&P from its prior rating of "AA+". In October, 2000, the State received an upgrade from Moody's from its prior rating of "Aa1". The State received an upgrade from Fitch from its prior rating of "AA" in April 1998. Such ratings are in each case based upon certain information and materials concerning the bonds and the State furnished by the State to such rating agencies. Any explanation of the significance of such ratings may be obtained only from the rating agencies furnishing the same. There is no assurance that such ratings will prevail for any given period of time or that they will not be revised downward or withdrawn entirely by any or all of such rating agencies if, in the judgment of any or all of them, circumstances so warrant. Any such downward revision or withdrawal of such ratings, or any or all of them, may have an adverse effect on the market price of the bonds. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue of or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Other Information-Shareholder Approvals").

     As a matter of fundamental policy, each Fund:


     1. May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;


     2. May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


     3. May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;


     4. May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein;
          (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     6. May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements,

          (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;


     7. Shall be a "diversified company" as that term is defined in the 1940 Act (except those Funds listed below), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each of the following Funds shall be a "non-diversified company" as that term is defined in the 1940 Act:

                  .    Future Technology Fund, and
                  .    International Bond Fund; and

     8.   May not "concentrate" its investments in a particular industry
          (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund's investments in: (i) securities of other investment companies;
          (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (iii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Money Market Funds, clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          Each of following Funds may concentrate its investments in the particular industry described:

                  (a) the Real Estate Equity Investment Fund may concentrate in securities of issuers in the real estate industry;

                  (b) the NetNet Fund may concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet or Intranet related businesses;

                  (c) the Future Technology Fund may concentrate in the technology industry;

                  (d)  the Power Plus Fund may concentrate in
                       securities of companies that are primarily engaged in non-regulated energy and power activities; and

                  (e)  the Healthcare Fund may concentrate in
                       securities of issuers conducting their principal business activities in healthcare industries.



     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund's holdings of illiquid securities exceed 15% (10% for the Money Market Funds) because of changes in the value of a Fund's investments, a Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.


                          TEMPORARY DEFENSIVE POSITION

     During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund (other than the Index 500 Fund) may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                             MANAGEMENT OF THE FUNDS

     The Trust is supervised by the Board that is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds' activities.


     Trustees and Officers. Information about the Trustees and officers of the Trust, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a "Non-Interested Trustee" to the extent the Trustee is not an "interested person" of the Trust (as that term is defined in Section 2(a)(19) of the 1940 Act).



                                                                                                  NUMBER OF
                                                  TERM OF                                         PORTFOLIOS
                                                 OFFICE (1)                                        IN FUND
NAME,                          POSITION(s)     AND LENGTH OF       PRINCIPAL OCCUPATION(s)         COMPLEX            OTHER
ADDRESS                          WITH THE       TIME SERVED                 DURING               OVERSEEN BY      DIRECTORSHIPS
AND AGE                           TRUST             (2)                  PAST 5 YEARS              TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott             Trustee and     Indefinite      Consultant, self-employed              32       None
c/o The Munder Funds           Chairman        since 11/89     (since 7/95); Senior Advisor to
480 Pierce Street                                              President, Western Michigan
Suite 300                                                      University (7/95 to 12/98);
Birmingham, MI 48009                                           Trustee, @Vantage (since 8/00).
Age 71.
------------------------------------------------------------------------------------------------------------------------------------
John Rakolta, Jr.              Trustee and     Indefinite      Chairman and Chief Executive           32       None
c/o The Munder Funds           Vice            since 2/93      Officer, Walbridge Aldinger
480 Pierce Street              Chairman                        Company (construction company)
Suite 300                                                      (since 1991); Trustee, @Vantage
Birmingham, MI 48009                                           (since 8/00).
Age 55.
------------------------------------------------------------------------------------------------------------------------------------
David J. Brophy                Trustee         Indefinite      Professor of Finance,                  32       PCS Research
c/o The Munder Funds                           since 5/93      University of Michigan-Business                 Technology Inc.
480 Pierce Street                                              School (since 8/66); Trustee,                   (financial technology
Suite 300                                                      @Vantage (since 8/00).                          company) (since
Birmingham, MI 48009                                                                                           2/02).
Age 66.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                  TERM OF                                         PORTFOLIOS
                                                 OFFICE (1)                                        IN FUND
NAME,                          POSITION(s)     AND LENGTH OF       PRINCIPAL OCCUPATION(s)         COMPLEX            OTHER
ADDRESS                          WITH THE       TIME SERVED                 DURING               OVERSEEN BY      DIRECTORSHIPS
AND AGE                           TRUST             (2)                  PAST 5 YEARS              TRUSTEE       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Joseph E. Champagne            Trustee         Indefinite      Vice President, Macomb College         32       None
c/o The Munder Funds                           since 2/94      (since 2001); Dean, Macomb
480 Pierce Street                                              College (since 9/97); Trustee,
Suite 300                                                      @Vantage (since 8/00).
Birmingham, MI 48009
Age 64.
-----------------------------------------------------------------------------------------------------------------------------------
Thomas D. Eckert               Trustee         Indefinite      Director, President and Chief          32       None
c/o The Munder Funds                           since 2/93      Executive Officer, Capital
480 Pierce Street                                              Automotive REIT (real estate
Suite 300                                                      investment trust specializing
Birmingham, MI 48009                                           in retail automotive
Age 55.                                                        properties) (since 10/97);
                                                               Trustee, @Vantage (since 8/00).
-----------------------------------------------------------------------------------------------------------------------------------
Arthur T. Porter               Trustee         Indefinite      President and Chief Executive          32       None
3990 John R.                                   since 2/01      Officer of the Detroit Medical
Detroit, MI 48201                                              Center (since 3/99); Professor
Age 46.                                                        with Tenure and Chairman of
                                                               Radiation Oncology of Wayne
                                                               State University School of
                                                               Medicine (3/91 to 3/99);
                                                               Trustee,@Vantage (since 8/00).
-----------------------------------------------------------------------------------------------------------------------------------
John Engler                    Trustee         Indefinite      President of State and Local           32       Universal Forest
c/o The Munder Funds                           since 2/03      Government/Vice President of                    Products, Inc.
480 Pierce Street                                              Government Solutions for North                  (manufacturer and
Suite 300                                                      America, Electronic Data                        distributor of
Birmingham, MI 48009                                           Systems Corp. (computer                         lumber products)
Age 54.                                                        services) (since 1/03);                         (since 1/03);
                                                               Governor of the State of                        Northwest Airlines
                                                               Michigan (1/91 to 1/03).                        (since 1/03).
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan(3)          Trustee         Indefinite      President of Monahan                   32       CMS Energy
3707 West Maple Rd.                            since 8/00      Enterprises, LLC (consulting                    Corporation
Suite 102                                                      company) (since 6/99); Chairman                 (energy company)
Bloomfield Hills, MI 48301                                     of Munder Capital Management                    (since 12/02);
Age 64.                                                        (investment advisor) (10/99 to                  Director, Guilford
                                                               12/00); Chairman and Chief                      Mills, Inc.
                                                               Executive Officer of Munder                     (supplier of
                                                               Capital Management (10/99 to                    automotive textile
                                                               12/99); President of Comerica                   products) (since
                                                               Incorporated (bank holding                      10/02).
                                                               company) (6/92 to 6/99);
                                                               Trustee, @Vantage (since 8/00).

----------
     (1) The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of the Trust, any Trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.
     (2) The date on which each Trustee began service as a Board member includes the periods, if any, during which such Trustee served as a Director/Trustee of the Predecessor Funds.
     (3) Mr. Monahan is an "interested" trustee as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Fund's advisor.

            NAME,              POSITION(s)    TERM OF OFFICE/(1)/
           ADDRESS              WITH THE      AND LENGTH OF TIME
           AND AGE               TRUST            SERVED/(2)/         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Officers
----------------------------------------------------------------------------------------------------------------------
James C. Robinson              President     through 2/04;        Chairman and Chief Executive Officer of Munder
480 Pierce Street                            since 5/00           Capital Management (investment advisor) (since
Suite 300                                                         1/00); Chief Investment Officer/Fixed Income of
Birmingham, MI 48009                                              Munder Capital Management (1/90 to 1/00);
Age 42.                                                           President of @Vantage (8/00).
----------------------------------------------------------------------------------------------------------------------
Stephen J. Shenkenberg         Vice          through 2/04;        General Counsel of Munder Capital Management
480 Pierce Street              President     since 8/00           (investment advisor) (since 7/00); Deputy General
Suite 300                      and                                Counsel of Strong Capital Management, Inc.
Birmingham, MI 48009           Secretary                          (investment advisor) (12/92 to 7/00); Vice
Age 44.                                                           President and Secretary of @Vantage (since 8/00).
----------------------------------------------------------------------------------------------------------------------
Elyse G. Essick                Vice          through 2/04;        Chief Marketing Officer of Munder Capital
480 Pierce Street              President     since 4/95           Management (investment advisor) (since 9/88); Vice
Suite 300                                                         President of @Vantage (since 8/00).
Birmingham, MI 48009
Age 45.
----------------------------------------------------------------------------------------------------------------------
Peter K. Hoglund               Vice          through 2/04;        Chief Administration Officer of Munder Capital
480 Pierce Street              President     since 2/01           Management (investment advisor) (since 5/00);
Suite 300                                                         Associate of Heartland Industrial Partners (a
Birmingham, MI 48009                                              private equity group) (10/99 to 5/00); Sr.
Age 37.                                                           Portfolio Manager of Munder Capital Management
                                                                  (1/98 to 10/99); Vice President of @Vantage (since
                                                                  2/01).
----------------------------------------------------------------------------------------------------------------------
Cherie Ugorowski               Treasurer     through 2/04;        Controller of Munder Capital Management
480 Pierce Street                            since 8/01           (investment advisor) (since 6/01); Corporate
Suite 300                                                         Accounting Manager, DaimlerChrysler Corporation
Birmingham, MI 48009                                              (automotive manufacturer) (9/99 to 6/01); Manager,
Age 34.                                                           Audit and Business Advisory Practice,
                                                                  Arthur Andersen LLP (9/90 to 9/99); Treasurer of
                                                                  @Vantage (since 8/01).
----------------------------------------------------------------------------------------------------------------------
David Rumph                    Assistant     through 2/04;        Analyst of Munder Capital Management (investment
480 Pierce Street              Treasurer     since 8/01           advisor) (since 4/01); Analyst, Controller's
Suite 300                                                         Group, Delphi Automotive Corp. (automotive
Birmingham, MI 48009                                              supplier) (6/99 to 4/01); Manager, Mutual Fund
Age 31.                                                           Operations, Banc One (4/97 to 6/99); Assistant
                                                                  Treasurer of @Vantage (since 8/01).
----------------------------------------------------------------------------------------------------------------------
Bradford E. Smith              Assistant     through 2/04;        Director of Mutual Fund Operations of Munder
480 Pierce Street              Treasurer     since 5/00           Capital Management (investment advisor) (since
Suite 300                                                         3/01); Manager of Mutual Fund Operations of Munder
Birmingham, MI 48009                                              Capital Management (since 3/00); Administrator of
Age 31.                                                           Mutual Fund Operations of Munder Capital
                                                                  Management (8/99 to 2/00); Assistant Vice
                                                                  President, Madison Mosaic, LLC (advisor to the
                                                                  Mosaic Funds) (9/98 to 7/99); Assistant Director
                                                                  of Shareholder Service, Madison Mosaic, LLC
                                                                  (advisor to the Mosaic Funds) (4/97 to 8/98);
                                                                  Assistant Treasurer of @Vantage (since 8/01).
----------------------------------------------------------------------------------------------------------------------
Melanie Mayo West              Assistant     through 2/04;        Associate General Counsel of Munder Capital
480 Pierce Street              Secretary     since 2/02           Management (investment advisor) (since 11/01);
Suite 300                                                         Associate, Dykema Gossett PLLC (law firm) (8/98 to
Birmingham, MI 48009                                              11/01); Associate, Hertz, Schram & Saretsky, P.C.
Age 35.                                                           (law firm) (3/98 to 8/98); Assistant Secretary of
                                                                  @Vantage (since 8/01).
----------------------------------------------------------------------------------------------------------------------

            NAME,              POSITION(s)    TERM OF OFFICE/(1)/
           ADDRESS              WITH THE      AND LENGTH OF TIME
           AND AGE               TRUST            SERVED/(2)/         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Mary Ann Shumaker              Assistant     through 2/04;        Associate General Counsel of Munder Capital
480 Pierce Street              Secretary     since 8/99           Management (investment advisor) (since 3/98);
Suite 300                                                         Assistant Secretary of @Vantage (since 8/01).
Birmingham, MI 48009
Age 48.

--------------
     (1) The officers are elected annually by the Board.
     (2) The date on which each officer began service as an officer of the Trust includes the periods during which such officer served as an officer of the Predecessor Funds.

     Standing Committees of the Board. The Trust has a standing Audit Committee presently consisting of Mr. Eckert, Dr. Brophy, Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not "interested" persons (as defined in the 1940 Act) of the Trust. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Funds' independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board has adopted a written charter for the Audit Committee. During the last fiscal year of the Funds, the Audit Committee met two times.

     The Trust has a Nominating Committee. The Nominating Committee presently consists of Dr. Brophy, Dr. Champagne, Mr. Eckert and Mr. Rakolta. The function of the Nominating Committee is to recommend candidates for election to the Board of Trustees as independent Trustees. The Committee will not consider nominees recommended by stockholders. There were no nominees to be considered so the Nominating Committee did not meet during the most recently completed fiscal year of the Funds.

     The Trust has a Board Process and Compliance Oversight Committee. The Board Process and Compliance Oversight Committee presently consist of Dr. Champagne, Mr. Monahan and Dr. Porter. The function of the Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Funds' management to review the ongoing adherence by the Funds to their applicable compliance guidelines and review reports and other information concerning the status of the Funds' compliance with applicable regulatory requirements and valuation procedures. The Board Process and Compliance Oversight Committee met four times during the last fiscal year of the Funds.


     Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds overseen by each Trustee in the Fund complex as of December 31, 2002.


                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                     DOLLAR RANGE OF            SECURITIES IN ALL REGISTERED INVESTMENT
                                                  EQUITY SECURITIES IN            COMPANIES OVERSEEN BY TRUSTEE IN
                                                        THE FUNDS                   FAMILY OF INVESTMENT COMPANIES
         Non-Interested Trustees
         Charles W. Elliott                                                              Over $100,000
              Cash Investment Fund                   Over $100,000
              Future Technology Fund                $10,001-$50,000
              NetNet Fund                           $10,001-$50,000

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                     DOLLAR RANGE OF            SECURITIES IN ALL REGISTERED INVESTMENT
                                                  EQUITY SECURITIES IN            COMPANIES OVERSEEN BY TRUSTEE IN
                                                        THE FUNDS                   FAMILY OF INVESTMENT COMPANIES
              All other Funds                            None
         John Rakolta, Jr.                                                               Over $100,000
              Future Technology Fund                $10,001-$50,000
              Index 500 Fund                         Over $100,000
              NetNet Fund                            Over $100,000
              All other Funds                      $50,001-$100,000
         David J. Brophy                                                                $10,001-$50,000
              NetNet Fund                           $10,001-$50,000
              All other Funds                            None
         Joseph E. Champagne                                                            $10,001-$50,000
              Balanced Fund                           $1-$10,000
              Future Technology Fund                  $1-$10,000
              Micro-Cap Equity Fund                   $1-$10,000
              NetNet Fund                             $1-$10,000
              U.S. Government Income Fund           $10,001-$50,000
              All other Funds                            None
          Thomas D. Eckert                                                              $50,001-$100,000
              Healthcare Fund                       $10,001-$50,000
              Real Estate Equity Investment         $10,001-$50,000
              Fund
              Small-Cap Value Fund                  $10,001-$50,000
              All other Funds                            None
         Arthur T. Porter                                None                                None
         John Engler                                     None                                None
         Interested Trustee
         Michael T. Monahan                                                              Over $100,000
              Cash Investment Fund                    $1-$10,000
              Multi-Season Growth Fund              $10,001-$50,000
              Small Company Growth Fund             $10,001-$50,000
              Small-Cap Value Fund                 $50,001-$100,000
              Tax-Free Money Market Fund             Over $100,000
              All other Funds                       $10,001-$50,000

     As of the date of this SAI, no officer, director or employee of the Advisor, Sub-Advisor, Comerica Bank, the Custodian, the Distributor, the Administrator, the Sub-Administrators or the Transfer Agent, as defined below, nor any Trustee who is an interested person of the Trust currently receives any compensation from the Trust. As of April 1, 2003 the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of each class of Fund, except that they collectively owned 3.00% of the Class Y shares of the Future Technology Fund; 2.98% of the Class Y shares of the Micro-Cap Equity Fund; 11.80% of the Class Y shares of the NetNet Fund; 3.65% of the Class Y shares of the Healthcare Fund; and 2.61% of the Class Y shares of the Emerging Markets Fund.


     The initial sales charge on Class A shares of the Funds will be waived for full-time employees and retired employees of the Advisor or its affiliates, employees of the Custodian, Distributor, Sub-Administrators and Transfer Agent and their immediate family members, and individuals with an investment account or relationship with the Advisor.

     Compensation. Trustees who are not employees of the Advisor or any of its affiliates receive an aggregate annual retainer from the Trust for service on the Board of $68,000 (($90,000) for the Chairman). Trustees of The Munder @Vantage Fund ("@Vantage") who are not employees of the Advisor or any of its affiliates receive an annual retainer fee of $4,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The Boards of Directors/Trustees of the Predecessor Funds adopted a deferred compensation plan ("Plan") on August 14, 2001 and the Board of Trustees of the Trust adopted the same Plan on February 11, 2003. The Plan permits each Trustee who receives compensation from the Funds of the Trust to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption by the Predecessor Funds, each Director/Trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of the Trust to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.


     The following table summarizes the compensation paid to the Trustees of the Trust (in their role as Directors/Trustees of the Predecessor Funds) and @Vantage, including committee fees for the twelve-month period ended June 30, 2002.

                               COMPENSATION TABLE

                                                    PENSION OR             ESTIMATED          TOTAL COMPENSATION
                             AGGREGATE         RETIREMENT BENEFITS      ANNUAL BENEFITS       FROM THE TRUST AND
                           COMPENSATION         ACCRUED AS PART OF           UPON            FUND COMPLEX PAID TO
NAME OF TRUSTEE          FROM THE TRUST (1)       FUND EXPENSES           RETIREMENT             TRUSTEES(1)
----------------------------------------------------------------------------------------------------------------
Charles W. Elliott          $       73,704     None                     None                 $       85,000
John Rakolta, Jr.           $       63,494     None                     None                 $       73,500
David J. Brophy             $       62,564     None                     None                 $       71,250
Joseph E. Champagne         $       62,573     None                     None                 $       72,500
Thomas D. Eckert            $       63,494     None                     None                 $       73,500
Michael T. Monahan          $       59,410     None                     None                 $       69,000
Arthur T. Porter            $       59,410     None                     None                 $       69,000


----------
(1) There are currently two investment companies (the Trust and @Vantage) and 32 funds in the Fund Complex. Amounts provided for the Trust for the period are those paid to the Trustee when such Trustee was a Director/Trustee of the Predecessor Funds. The amounts paid to the trustees by MFI, MFT and MFR for this period was:

                                             AGGREGATE
                                           COMPENSATION       AGGREGATE COMPENSATION    AGGREGATE COMPENSATION
         NAME OF DIRECTOR/TRUSTEE            FROM MFI                FROM MFT                  FROM MFR
         -----------------------------------------------------------------------------------------------------
         Charles W. Elliott                  $  29,817            $  39,155                    $  4,732
         John Rakolta, Jr.                   $  25,742            $  33,670                    $  4,082
         David J. Brophy                     $  24,941            $  32,591                    $  3,953
         Joseph E. Champagne                 $  25,359            $  33,192                    $  4,022
         Thomas D. Eckert                    $  25,742            $  33,670                    $  4,082
         Michael T. Monahan                  $  23,972            $  31,620                    $  3,818
         Arthur T. Porter                    $  24,073            $  31,519                    $  3,818
         Thomas B. Bender (2)                $   7,310            $   8,682                    $  1,125

         Amounts provided for the Fund Complex for the period are those paid to the Trustee when such Trustee was a Director/Trustee of the Predecessor Funds and @Vantage. For the fiscal year ended June 30, 2002, each of Mr. Elliott, Mr. Eckert and Dr. Porter deferred all of his compensation pursuant to the deferred compensation plan described above. The total compensation from the Predecessor Funds and @Vantage deferred by the Trustees was $77,704 for Mr. Elliott, $67,494 for Mr. Eckert and $63,410 for Dr. Porter.

     Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person's spouse, children residing in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

     As of December 31, 2002, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.


     During the calendar years of 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

     During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "Fund-Related Party"): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund,
(v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

     Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT ("CARS"), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2001 and 2002, CARS had multiple secured lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of the Advisor. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company ("Walbridge"), a privately-owned construction company. During the calendar years 2001 and 2002, Walbridge had a stand-by line of credit with Comerica Bank. In both cases, these lines of credit are standard agreements that were negotiated at arm's-length and contain customary terms, conditions and interest rates.

     During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

     None of the Funds' Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

     Trustee Liability. The Declaration of Trust of the Trust provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     Investment Advisor and Sub-Advisor. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II and Munder Group LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. The Advisor replaced World Asset Management LLC ("World") as investment advisor to the Index 500 Fund and the International Equity Fund on October 15, 2001, following the merger of World, formerly a wholly-owned subsidiary of the Advisor, into the Advisor. World Asset Management, a division of the Advisor, continues to be responsible for managing these Funds. Comerica Bank is a substantial record holder of the outstanding shares of many of the Funds, as is more fully described below in "Other Information-Control Persons and Principal Holders of Securities."


     The Sub-Advisor, Framlington Overseas Investment Management Limited, is a subsidiary of Framlington Group Limited, which is incorporated in England and Wales and, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC Holdings plc, a banking and financial services organization based in the United Kingdom.


     The Predecessor Funds entered into Investment Advisory Agreements ("Predecessor Advisory Agreements") with the Advisor that were approved by the Boards of Directors/Trustees of the Predecessor Funds and by their shareholders. The Predecessor Funds also entered into an Investment Sub-Advisory Agreements ("Predecessor Sub-Advisory Agreement") with the Advisor and Sub-Advisor that was approved by the Boards of Directors/Trustees of the Predecessor Funds and by their shareholders.

     As of the date of this SAI, the Boards of Directors/Trustees last approved the continuation of the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement on May 21, 2002. In determining whether to approve the continuation of the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement, the Boards of Directors/Trustees requested, and received from the Advisor and Sub-Advisor, information that the Boards believed to be reasonably necessary to reach their conclusion. The Boards of Directors/Trustees carefully evaluated this information and were advised by legal counsel to the Predecessor Funds and by legal counsel to the Non-Interested Directors/Trustees with respect to their deliberations. In considering the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement, the Boards of Directors/Trustees reviewed numerous factors. The Boards first reviewed each series' investment performance during the previous year and for all relevant prior periods. Although investment performance was a factor in determining that the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement should be continued, the following factors were also considered by the Boards of Directors/Trustees in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor and Sub-Advisor, as applicable: (a) services provided under the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement; (b) requirements of the Predecessor Funds for the services provided by the Advisor and Sub-Advisor;
(c) the quality of the services expected to be provided; (d) fees payable for the services; (e) total expenses of each Predecessor Fund; (f) the Advisor's and Sub-Advisor's commitments to operating the Predecessor Funds at competitive expense levels; (g) profitability of the Advisor and Sub-Advisor with respect to its relationship with the Predecessor Funds; (h) the capabilities and financial condition of the Advisor; (i) current economic and industry trends; and (j) the historical relationship between each of the Predecessor Funds and the Advisor and the Sub-Advisor.

     Current management fees were also reviewed in the context of the Advisor's and Sub-Advisor's profitability. In addition, the Boards of Directors/Trustees reviewed an analysis prepared by an independent third-party comparing each Predecessor Fund's expense ratio, advisory fee and performance with comparable mutual funds. Among other things, the Boards of Directors/Trustees considered the following factors in evaluating the continuation of the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement: (a) the fairness and reasonableness of the investment advisory fee payable to the Advisor and Sub-Advisor under the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement, as applicable, in light of the investment advisory services provided, the costs of these services, the profitability of the Advisor's and Sub-Advisor's relationship with the Predecessor Funds, and the amount of the fees paid compared to fees paid by other investment companies; (b) the nature, quality and extent of the investment advisory services provided by the Advisor and Sub-Advisor, in light of the high quality services provided by the Advisor and Sub-Advisor in their management of the Predecessor Funds and the Predecessor Funds' historic performance, including the success of the Predecessor Funds in achieving stated investment objectives; (c) the Advisor's and Sub-Advisor's entrepreneurial commitment to the management of the Predecessor Funds and the continuing creation of a broad-based family of funds, which could entail a substantial commitment of the Advisor's and Sub-Advisor's resources to the successful operation of the Predecessor Funds; (d) the Advisor's and Sub-Advisor's representations regarding its staffing and capabilities to manage the Predecessor Funds, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor and Sub-Advisor.


     Based on their review of the information requested and provided, and following extended discussions concerning the same, the Boards of Directors/Trustees of the Predecessor Funds determined that continuing the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement was consistent with the best interests of the Predecessor Funds and their shareholders, and the Boards of Directors/Trustees unanimously approved the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement for an additional annual period on the basis of the foregoing review and discussions. In particular, the Board noted the following factors, among others, in making its determination:

         .     The terms of the Predecessor Advisory Agreements and
               Predecessor Sub-Advisory Agreement, including the services to be provided to the Predecessor Funds and the advisory fees payable by the Predecessor Funds, were generally comparable to the terms of advisory arrangements within the industry and within peer groups of mutual funds. The Board also noted that the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement did not increase investment advisory fees payable by any Predecessor Fund or overall operating expenses of any Predecessor Fund over historical fee and expense levels. The Board also noted that the Advisor's profitability of operations with respect to the Predecessor Funds during the past year was lower than that of other advisors, based upon the Board's review of publicly available information.

         . The Advisor and the Sub-Advisor have historically provided high-quality services in their management of the Predecessor Funds and is committed to the successful operation of the Funds. Based upon the information provided to the Board, the Board expected that the Advisor and the Sub-Advisor would continue to provide high-quality services to the Funds. The Board reviewed the performance of each Predecessor Fund relative to its benchmark securities and market indices and comparable funds and, given the difficult economic and market environment, concluded that the performance of the Advisor and the Sub-Advisor was acceptable under the circumstances. While the historical relative performance of the Predecessor Funds has varied over time, the Board concluded that the Advisor and the Sub-Advisor were taking positive steps to improve the performance of the Predecessor Funds relative to their respective benchmarks. The Advisor and the Sub-Advisor described for the Board the continuing implementation of an investment management methodology focused on managing the risk and reducing the negative variance of each Predecessor Fund's performance relative to its benchmark, which the Advisor and the Sub-Advisor advised the Board should produce more predictable long-term performance for each Predecessor Fund relative to its benchmark. In addition, the Board noted that the Advisor has committed significant additional resources to the operation of the Predecessor Funds in recent years. While maintaining continuity of the management of the Funds, the Advisor has also been increasing its capabilities by adding additional investment management staff and upgrading systems.


     Subsequent to May 2002, the Boards of Directors/Trustees continued to receive regular updates on the performance of each of the Predecessor Funds and other matters relevant to the performance of the Advisor and Sub-Advisor.


     On February 11, 2003, the Board of Trustees considered and approved the current Investment Advisory Agreements between the Advisor and the Trust, on behalf of the Funds ("Current Advisory Agreements"). The Board of Trustees also considered and approved the current Investment Sub-Advisory Agreement between the Advisor and the Sub-Advisor, on behalf of the Sub-Advised Funds ("Current Sub-Advisory Agreement"). The Current Advisory Agreements and Current Sub-Advisory Agreement are substantially similar to the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement, respectively, in all material respects, including the term, except as discussed further below. The Current Advisory Agreements and Current Sub-Advisory Agreement will each expire on May 21, 2003, unless the continuation of the Current Advisory Agreements and Current Sub-Advisory Agreement for a one-year period is approved by the Board on or before May 21, 2003. When considering the approval of the Current Advisory Agreements and Current Sub-Advisory Agreement, the Board considered the fact that (a) all but one of the members of the Board had participated in the review of the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement in May 2002, and had been receiving regular updates on the performance of each of the Funds and other matters relevant to the performance of the Advisor after that date; and (b) the Current Advisory Agreements and Current Sub-Advisory Agreement are substantially similar to those of the Predecessor Advisory Agreements and Predecessor Sub-Advisory Agreement, respectively, in all material respects, including the term (which will expire on May 21, 2003, subject to review and approval by the Board of the continuation of the Current Advisory Agreements and Current Sub-Advisory Agreement for a one-year period.

     Shareholders of the Funds also approved the Current Advisory Agreements and Current Sub-Advisory Agreement following a vote of the shareholders of the Predecessor Funds in connection with their approval of the reorganization of each series of the Predecessor Funds into the corresponding Funds of the Trust at a shareholder meeting held on April 28, 2003.


     As under the terms of the Predecessor Advisory Agreements with respect to the Predecessor Funds, under the Current Advisory Agreements with respect to the Funds, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board.

     As under the terms of the Predecessor Sub-Advisory Agreement with respect to the Predecessor Funds, under the Current Sub-Advisory Agreement, the Sub-Advisor provides sub-advisory services to the Sub-Advised Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Sub-Advised Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the Sub-Advised Funds. The Sub-Advisor is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

     If not sooner terminated, each Current Advisory Agreement and the Current Sub-Advisory Agreement will continue in effect until May 21, 2003, and for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Current Advisory Agreement or the Current Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each Current Advisory Agreement and the Current Sub-Advisory Agreement is terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days' written notice to the Trust. The Sub-Advisor may terminate its sub-advisory relationship with respect to a Sub-Advised Fund without penalty upon 90 days' written notice to the Trust. Each Current Advisory Agreement and the Current Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).


     Under the Predecessor Advisory Agreements, the Funds paid the Advisor annual fees for the services performed based on a percentage of each Fund's average daily net assets, computed daily and paid monthly. For the advisory services provided and expenses assumed by it under the Current

Advisory Agreements, the Advisor has agreed to an annual fee from each Fund computed daily and paid daily at the rates set forth below:

1.25% of net assets
     .    Emerging Markets Fund

1.00% of the first $250 million of net assets and 0.75% of net assets in excess of $250 million
     .    Healthcare Fund
     .    International Growth Fund

1.00% of net assets
     .    Micro-Cap Equity Fund

1.00% of the first $4 billion of net assets; 0.95% of net assets from $4 billion to $5 billion; and 0.90% of average daily net assets in excess of $5 billion
     .    Future Technology Fund
     .    NetNet Fund

0.75% of net assets
     .    International Equity Fund
     .    Large-Cap Value Fund
     .    MidCap Select Fund
     .    Multi-Season Growth Fund
     .    Power Plus Fund
     .    Small-Cap Value Fund
     .    Small Company Growth Fund

0.74% of net assets
     .    Real Estate Equity Investment Fund

0.65% of net assets
     .    Balanced Fund

0.50% of net assets
     .    Bond Fund
     .    Intermediate Bond Fund
     .    International Bond Fund
     .    Michigan Tax-Free Bond Fund
     .    Tax-Free Bond Fund
     .    Tax-Free Short & Intermediate Bond Fund
     .    U.S. Government Income Fund

0.35% of net assets
     .    Cash Investment Fund
     .    Tax-Free Money Market Fund
     .    U.S. Treasury Money Market Fund

0.20% of the first $250 million of net assets; 0.12% of the next $250 million of net assets and 0.07% of net assets in excess of $500 million
     .    Index 500 Fund

     The Advisor pays the Sub-Advisor with respect to each Sub-Advised Fund an amount equal to 40% of the net revenues earned by the Advisor with respect to that Fund. For purposes of this calculation, "net revenues" with respect to a Sub-Advised Fund is equal to the amount of advisory fees charged by the Advisor for that Fund, above, less the sum of (i) any advisory fee waivers and expense reimbursements made by the Advisor for that Fund, and (ii) any payments made by the Advisor to broker/dealers, wirehouses, or other third party intermediaries based on sales of the Fund made by, and/or assets of the Fund held through, such entities.

     The advisory fees for the Funds of the Trust (when they were Predecessor Funds) for the last three fiscal years are set forth below.



                                     FISCAL YEAR ENDED                  FISCAL YEAR ENDED                   FISCAL YEAR ENDED
                                     JUNE 30, 2000                      JUNE 30, 2001                       JUNE 30, 2002
-----------------------------------------------------------------------------------------------------------------------------
                                    ADVISORY          ADVISORY          ADVISORY          ADVISORY FEES     ADVISORY
                                    FEES RECEIVED     FEES WAIVED       FEES RECEIVED     WAIVED            FEES RECEIVED
-----------------------------------------------------------------------------------------------------------------------------
Balanced Fund                       $       260,611                --   $       587,199                --   $         775,066
Bond Fund                           $     1,077,348                --   $       852,886                --   $         781,032
Cash Investment Fund                $     4,653,012                --   $     3,911,444                --   $       3,986,802
Emerging Markets Fund               $       773,463                --   $       668,842                --   $         397,052
Future Technology Fund              $     8,502,085   $       375,027   $    14,555,486                --   $       5,263,983
Healthcare Fund                     $       819,735                --   $     4,412,869                --   $       3,563,750
Index 500 Fund                      $     1,400,748   $        56,556   $     1,385,781                --   $       1,175,053
Intermediate Bond Fund              $     2,355,369                --   $     1,976,571                --   $       1,904,392
International Bond Fund             $       224,829                --   $       168,484                --   $         170,262
International Equity Fund           $     1,637,127                --   $     1,302,005                --   $         895,179
International Growth Fund           $       787,367                --   $       708,907                --   $         474,634
Large-Cap Value Fund                $     1,483,572                --   $     1,432,043                --   $       1,264,588
Michigan Tax-Free Bond Fund         $       280,550                --   $       245,905                --   $         245,639
Micro-Cap Equity Fund               $       852,143                --   $     1,169,817                --   $       1,211,248
MidCap Select Fund                  $        48,430   $         3,256   $       162,554                --   $         236,107
Multi-Season Growth Fund            $     5,251,672   $     1,250,000   $     5,012,075   $     1,092,466   $       2,727,808
NetNet Fund                         $    62,796,523                --   $    47,862,544                --   $      13,357,216
Power Plus Fund*                                 --                --   $       197,456                --   $         995,733
Real Estate Equity Investment
 Fund                               $       493,473                --   $       451,737                --   $         422,244
Small-Cap Value Fund                $       716,497                --   $       450,929                --   $         682,408
Small Company Growth Fund           $     1,874,829                --   $     1,150,571                --   $         598,665
Tax-Free Bond Fund                  $       771,797                --   $       676,657                --   $         603,752
Tax-Free Money Market Fund          $     1,275,367                --   $     1,272,701                --   $       1,114,133
Tax-Free Short & Intermediate
 Bond Fund                          $     1,220,097                --   $       994,412                --   $         866,458
U.S. Government Income Fund         $     1,299,092                --   $     1,093,131                --   $       1,113,045
U.S. Treasury Money Market Fund     $       222,962                --   $       272,654                --   $         341,708

                                    FISCAL YEAR ENDED
                                    JUNE 30, 2002
-----------------------------------------------------
                                    ADVISORY FEES
                                    WAIVED
-----------------------------------------------------
Balanced Fund                                      --
Bond Fund                                          --
Cash Investment Fund                               --
Emerging Markets Fund                              --
Future Technology Fund                             --
Healthcare Fund                                    --
Index 500 Fund                                     --
Intermediate Bond Fund                             --
International Bond Fund                            --
International Equity Fund                          --
International Growth Fund                          --
Large-Cap Value Fund                               --
Michigan Tax-Free Bond Fund                        --
Micro-Cap Equity Fund                              --
MidCap Select Fund                                 --
Multi-Season Growth Fund                           --
NetNet Fund                                        --
Power Plus Fund*                                   --
Real Estate Equity Investment
 Fund                                              --
Small-Cap Value Fund                               --
Small Company Growth Fund                          --
Tax-Free Bond Fund                                 --
Tax-Free Money Market Fund                         --
Tax-Free Short & Intermediate
 Bond Fund                                         --
U.S. Government Income Fund                        --
U.S. Treasury Money Market Fund                    --


----------
*The Power Plus Fund commenced operations on March 13, 2001. The advisory fees paid are for the period of commencement of operations through June 30, 2001.

     The Advisor reimbursed expenses for certain Funds over the last three fiscal years. For the fiscal year ended June 30, 2000, the Advisor reimbursed the Micro-Cap Equity Fund in the amount of $4,684, the Emerging Markets Fund in the amount of $95,447, the Healthcare Fund in the amount of $15,128 and the International Growth Fund in the amount of $17,963. For the fiscal year ended June 30, 2001, the Advisor reimbursed the Future Technology Fund in the amount of $834,674, the MidCap Select Fund in the amount of $47,138, the Emerging Markets Fund in the amount of $37,543 and the International Growth Fund in the amount of $61,862. For the fiscal year ended June 30, 2002, the Advisor reimbursed the Healthcare Fund in the amount of $309,938 and the International Growth Fund in the amount of $81,963.


     Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator ("Administrator") for the Funds, the other series of the Trust and @Vantage. Pursuant to an administration agreement effective April 28, 2003 (the "Administration Agreement"), MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Funds;
(ii) monitoring and coordinating the activities of the Funds' other service providers; (iii) providing fund accounting functions, including overseeing the computation of each Fund's net asset value (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.


     The Administration Agreement permits MCM to enter into an agreement with one or more third-parties pursuant to which such third-parties may provide sub-administrative services to the Funds. Accordingly, MCM has entered into sub-administration agreements with State Street Bank and Trust Company ("State Street"), the Funds' former administrator, and FDI Distribution Services, Inc., an affiliate of the Funds' distributor, to provide certain administrative services to the Funds.


     As compensation for its administrative services, MCM receives an annual fee based upon a percentage of the average daily net assets of the Funds. For the period from June 1, 2002 through May 31, 2003, MCM has agreed to limit the total amount it may receive in the aggregate from the Trust and @Vantage to $3.9 million for its services as administrator, after payment by MCM of sub-administration fees to the Funds' sub-administrators.

     Prior to June 1, 2002, the Funds (when they were Predecessor Funds) paid fees to State Street, the Funds' prior administrator, as set forth in the table below.


                                             FISCAL YEAR ENDED   FISCAL YEAR ENDED   PERIOD JULY 1, 2001
                                             JUNE 30, 2000       JUNE 30, 2001       THROUGH MAY 31, 2002
---------------------------------------------------------------------------------------------------------
Balanced Fund                                $          41,888   $          88,242   $            115,423
Bond Fund                                    $         222,750   $         165,699   $            152,938
Cash Investment Fund                         $         845,071   $       1,097,429   $          1,115,414
Emerging Markets Fund                        $          62,437   $          53,219   $             31,105
Future Technology Fund                       $         837,627   $       1,409,490   $            525,506
Healthcare Fund                              $          80,784   $         489,282   $            388,646
Index 500 Fund                               $       1,483,642   $       1,300,344   $          1,010,809
Intermediate Bond Fund                       $         462,659   $         384,215   $            368,239
International Bond Fund                      $          46,528   $          32,752   $             32,782
International Equity Fund                    $         218,373   $         168,506   $            116,024
International Growth Fund                    $          79,480   $          68,802   $             46,594
Large-Cap Value Fund                         $         204,774   $         185,626   $            164,197
Michigan Tax-Free Bond Fund                  $          58,080   $          47,808   $             47,761
Micro-Cap Equity Fund                        $          87,836   $         113,687   $            114,924

                                             FISCAL YEAR ENDED   FISCAL YEAR ENDED      PERIOD JULY 1, 2001
                                             JUNE 30, 2000       JUNE 30, 2001          THROUGH MAY 31, 2002
------------------------------------------------------------------------------------------------------------
MidCap Select Fund                           $           6,086   $          21,076      $             30,383
Multi-Season Growth Fund                     $         724,377   $         507,169      $            358,669
NetNet Fund                                  $       6,458,442   $       4,632,665      $          1,334,984
Power Plus Fund                                            N/A   $          25,480      $            130,352
Real Estate Equity Investment Fund           $          69,012   $          59,338      $             55,008
Small-Cap Value Fund                         $          98,907   $          58,501      $             86,097
Small Company Growth Fund                    $         258,496   $         148,968      $             78,738
Tax-Free Bond Fund                           $          83,184   $         131,555      $            118,206
Tax-Free Money Market Fund                   $         181,877   $         353,452      $            311,933
Tax-Free Short & Intermediate Bond Fund      $         121,907   $         193,323      $            168,210
U.S. Government Income Fund                  $         268,798   $         212,506      $            215,487
U.S. Treasury Money Market Fund              $          34,849   $          75,734      $             98,670


     For the period June 1, 2002 through June 30, 2002, the Funds (when they were Predecessor Funds) paid MCM the following administration fees.


                                             JUNE 1, 2002 THROUGH
                                             JUNE 30, 2002
-----------------------------------------------------------------
Balanced Fund                                $             13,200
Bond Fund                                    $             14,870
Cash Investment Fund                         $            112,047
Emerging Markets Fund                        $              3,040
Future Technology Fund                       $             37,421
Healthcare Fund                              $             30,419
Index 500 Fund                               $            102,385
Intermediate Bond Fund                       $             42,221
International Bond Fund                      $              3,951
International Equity Fund                    $             12,369
International Growth Fund                    $              4,333
Large-Cap Value Fund                         $             17,491
Michigan Tax-Free Bond Fund                  $              5,112
Micro-Cap Equity Fund                        $             16,270
MidCap Select Fund                           $              3,570
Multi-Season Growth Fund                     $             32,217
NetNet Fund                                  $             92,880
Power Plus Fund                              $             12,243
Real Estate Equity Investment Fund           $              6,545
Small-Cap Value Fund                         $             12,362
Small Company Growth Fund                    $              6,932
Tax-Free Bond Fund                           $             12,071
Tax-Free Money Market Fund                   $             30,771
Tax-Free Short & Intermediate Bond Fund      $             18,374
U.S. Government Income Fund                  $             24,361
U.S. Treasury Money Market Fund              $              5,588


     Distributor. The Funds' Distributor is Funds Distributor, Inc. and its principal office is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Trust has entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor receives no compensation for its services with respect to sales of Class A, Class B, Class C, Class II, Class K and Class Y shares, but receives fees under a Combined Distribution and Service Plan, described more fully below, with respect to sales of Class A, Class B, Class II and Class C shares. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares.

     Distribution and Services Arrangements. Under the Distribution and Service Plan ("Plan"), adopted in accordance with Rule 12b-1 with respect to the Class A, Class B, Class C and Class II shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.


     Under the Plan for Class A shares, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Under the Plan for Class B, Class C and Class II shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class II shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class II shares of each relevant Fund.


     Class K shares are sold to customers of banks and other financial institutions that have entered into agreements with the Funds to provide up to 0.25%, or up to 0.15% in the case of the Money Market Funds, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of these financial institutions.


     Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds' arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

     Under the terms of the Plan for each of the classes of shares, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Trustees"). The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval. All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board of Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

     In the case of Class A, Class B, Class C and Class II shares, the Trustees have determined that the Plan will benefit the Trust and its shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts;
(iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

     In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.


     With respect to Class B, Class C and Class II shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Class B, Class C and Class II shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.


     The fees paid to the Distributor pursuant to the Plan for the Class A, Class B, Class C and Class II shares of the Funds (when they were Predecessor Funds) are set forth in the tables below. Fee information is not provided for the Class B and Class C shares of the Cash Investment Fund because, as of June 30, 2002, Class B and Class C shares of that Fund had not yet commenced operations.


                                                                    CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR ENDED                 FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                                 JUNE 30, 2000                     JUNE 30, 2001                     JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                  CONTINGENT                        CONTINGENT                        CONTINGENT
                                 SERVICE          DEFERRED         SERVICE          DEFERRED SALES   SERVICE          DEFERRED SALES
                                 FEES             SALES CHARGES    FEES             CHARGES          FEES             CHARGES
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                    $        6,781              --    $       40,469               --   $       60,204   $          258
Bond Fund                        $        6,407              --    $       10,489               --   $       17,150   $        4,844
Cash Investment Fund             $      340,566              --    $      337,116               --   $      312,880   $        2,231
Emerging Markets Fund            $        4,275              --    $        6,457               --   $        5,040   $        1,520
Future Technology Fund           $      807,563              --    $    1,275,843               --   $      445,246   $        2,067
Healthcare Fund                  $       55,424              --    $      417,539               --   $      307,629   $          561
Index 500 Fund                   $    1,143,992              --    $    1,171,657               --   $      954,213   $       12,302
Intermediate Bond Fund           $       23,737              --    $       22,132               --   $       24,922   $       11,199
International Bond Fund          $          931              --    $        2,309               --   $        3,469   $        9,405
International Equity Fund        $       20,809              --    $       24,208               --   $       16,152   $       30,181
International Growth Fund        $        6,907              --    $        6,316               --   $        3,180               --
Large-Cap Value Fund             $       14,052              --    $       15,689               --   $       16,673   $            4
Michigan Tax-Free Bond Fund      $        3,097              --    $        3,921               --   $        5,054   $           46
Micro-Cap Equity Fund            $       52,367              --    $       84,949               --   $      107,480   $        3,981
MidCap Select Fund                          N/A              --    $        3,622               --   $        6,014   $           78
Multi-Season Growth Fund         $      138,000              --    $      144,122               --   $      101,962   $            1
NetNet Fund                      $    5,779,672              --    $    4,357,573               --   $    1,215,992   $       13,543
Power Plus Fund                             N/A              --    $       23,489               --   $      111,797               --
Real Estate Equity Investment
 Fund                            $        7,030              --    $        7,496               --   $        7,902   $           14
Small Company Growth Fund        $       41,740              --    $       34,812               --   $       20,820               --
Small-Cap Value Fund             $       10,020              --    $       11,290               --   $       26,883   $        4,764
Tax-Free Bond Fund               $        5,108              --    $        5,446               --   $        9,574               --
Tax-Free Money Market Fund       $      203,692              --    $      198,391               --   $      213,150               --
Tax-Free Short & Intermediate
 Bond Fund                       $       13,533              --    $       15,980               --   $       17,001               --
U.S. Government Income Fund      $       14,228              --    $       13,715               --   $       26,055   $        4,555
U.S. Treasury Money Market Fund  $       40,320              --    $      110,232               --   $       73,860               --

                                                                          CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR ENDED               FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                  JUNE 30, 2000                   JUNE 30, 2001                   JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT
                                  AND SERVICE     DEFERRED        AND SERVICE     DEFERRED        AND SERVICE     DEFERRED SALES
                                  FEES            SALES CHARGE    FEES            SALES CHARGE    FEES            CHARGE
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                     $       41,466  $        5,282  $      292,996  $       75,740  $      484,620  $      225,076
Bond Fund                         $       31,465  $       15,127  $       53,963  $       35,291  $       75,680  $       55,735
Emerging Markets Fund             $       21,671  $        9,496  $       21,153  $        7,140  $       14,492  $       10,566
Future Technology Fund            $    3,288,288  $    1,144,892  $    5,795,617  $    2,844,379  $    2,164,755  $    1,573,613
Healthcare Fund                   $      302,508  $      163,343  $    2,011,561  $      954,006  $    1,693,542  $    1,219,975
Index 500 Fund                    $    3,593,936  $      445,827  $    3,837,933  $      474,865  $    3,319,282  $      749,520
Intermediate Bond Fund            $       52,872  $       21,820  $       66,601  $       18,889  $       97,468  $       55,734
International Bond Fund           $        1,544  $          500  $        1,769  $          204  $        1,637  $           54
International Equity Fund         $       21,134  $        4,959  $       28,997  $       81,676  $       16,804  $       16,882
International Growth Fund         $       10,623  $        4,494  $       13,524  $        3,172  $        7,732  $        7,688
Large-Cap Value Fund              $       36,171  $        9,635  $       72,162  $       27,896  $      117,614  $       73,204
Michigan Tax-Free Bond Fund       $        4,878  $       11,055  $        4,327  $        3,428  $       10,366  $          442
Micro-Cap Equity Fund             $      265,788  $       50,080  $      405,190  $       99,583  $      399,631  $      163,770
MidCap Select Fund                           N/A             N/A             N/A             N/A  $       18,982  $       16,926
Multi-Season Growth Fund          $      672,504  $       81,040  $      304,534  $       60,921  $      189,732  $      102,188
NetNet Fund                       $   26,585,334  $    8,862,142  $   20,245,057  $    8,535,057  $    5,813,403  $    4,012,086
Power Plus Fund                              N/A             N/A  $      116,153  $       16,978  $      617,103  $      470,888
Real Estate Equity Investment
 Fund                             $       37,020  $       24,644  $       34,077  $       11,884  $       34,210  $       12,077
Small Company Growth Fund         $       85,145  $       39,502  $       73,832  $       17,386  $       52,315  $       28,225
Small-Cap Value Fund              $       28,323  $       10,622  $       58,789  $        9,813  $      237,291  $      105,967
Tax-Free Bond Fund                $       11,148  $        4,706  $       18,615  $       12,850  $       31,028  $       11,946
Tax-Free Short & Intermediate
 Bond Fund                        $       12,688  $        2,746  $       18,784  $        6,531  $       26,252  $        8,206
U.S. Government Income Fund       $       48,689  $       13,410  $       76,202  $       35,171  $      138,090  $       75,101


                                                                 CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR ENDED               FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                  JUNE 30, 2000                   JUNE 30, 2001                   JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT
                                  AND SERVICE     DEFERRED        AND SERVICE     DEFERRED        AND SERVICE     DEFERRED SALES
                                  FEES            SALES CHARGE    FEES            SALES CHARGE    FEES            CHARGE
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                     $       14,537  $          504  $      157,917  $       11,102  $      217,465  $       14,275
Bond Fund                         $        4,054  $          444  $        6,355  $          310  $        9,341  $          827
Emerging Markets Fund             $        7,425  $        2,222  $        5,609  $          788  $        3,645  $        1,425
Healthcare Fund                   $      202,310  $       75,560  $    1,208,627  $      252,723  $      909,927  $       71,020
Intermediate Bond Fund            $        7,507  $        1,117  $       11,663  $        1,328  $       12,197  $        1,328
International Bond Fund           $          524  $            0  $          346  $            0  $          340  $            0
International Equity Fund         $       29,497  $        1,010  $       36,518  $        1,901  $       21,706  $        1,286

                                                               CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR ENDED               FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                  JUNE 30, 2000                   JUNE 30, 2001                   JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT
                                  AND SERVICE     DEFERRED        AND SERVICE     DEFERRED        AND SERVICE     DEFERRED SALES
                                  FEES            SALES CHARGE    FEES            SALES CHARGE    FEES            CHARGE
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund         $        4,721  $          751  $        9,525  $          303  $        5,176  $          703
Large-Cap Value Fund              $       10,898  $        2,154  $       25,127  $          826  $       38,237  $        1,830
Michigan Tax-Free Bond Fund       $        1,545  $          130  $        1,067  $          536  $        1,126  $           15
Micro-Cap Equity Fund             $      117,226  $       10,072  $      184,860  $        8,887  $      203,160  $        6,412
Multi-Season Growth Fund          $      113,212  $          835  $       90,885  $        1,769  $       60,120  $        3,440
NetNet Fund                       $   12,742,083  $    1,166,840  $    9,947,611  $      683,987  $    2,646,895  $       73,330
Real Estate Equity Investment
 Fund                             $        8,021  $          254  $        7,896  $          329  $        9,933  $          325
Small Company Growth Fund         $       33,388  $        1,134  $       29,031  $          533  $       20,879  $          435
Small-Cap Value Fund              $       14,296  $           40  $       22,829  $          574  $       72,938  $        3,740
Tax-Free Bond Fund                $        1,676  $           53  $        5,093  $          618  $        7,384  $          437
Tax-Free Short & Intermediate
 Bond Fund                        $        2,757  $        1,387  $        2,605  $          101  $        8,895  $          576
U.S. Government Income Fund       $       13,976  $        2,663  $       15,699  $        1,656  $       24,120  $        1,285


                                                               CLASS II SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR ENDED               FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                  JUNE 30, 2000                   JUNE 30, 2001                   JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT      DISTRIBUTION    CONTINGENT
                                  AND SERVICE     DEFERRED        AND SERVICE     DEFERRED        AND SERVICE     DEFERRED SALES
                                  FEES            SALES CHARGE    FEES            SALES CHARGE    FEES            CHARGE
--------------------------------------------------------------------------------------------------------------------------------
Future Technology Fund            $    1,882,575  $          0    $   3,369,324   $           0   $    1,213,675  $       87,509
MidCap Select Fund                            --            --    $       4,673              --   $        9,521  $          783
Power Plus Fund                               --            --    $      46,855   $           0   $      245,872  $       32,297


     The following amounts paid to the distributor by the Funds (when they were Predecessor Funds) under the Plan for Class A shares during the fiscal year ended June 30, 2002 were spent on:


                                                  PRINTING AND
                                                  MAILING OF                                                          INTEREST
                                                  PROSPECTUSES TO                                                     CARRYING OR
                                                  OTHER THAN                                          COMPENSATION    OTHER
                                                  CURRENT           COMPENSATION      COMPENSATION    TO SALES        FINANCING
                                  ADVERTISING     SHAREHOLDERS      TO UNDERWRITERS   TO DEALERS      PERSONNEL       CHARGES
---------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                     $      1,999                 --                --   $     58,182              --             --
Bond Fund                         $      1,082                 --                --   $     16,066              --             --
Cash Investment Fund              $         59                 --                --   $    312,698              --             --
Emerging Markets Fund             $         47                 --                --   $      5,022              --             --
Future Technology Fund            $      1,538                 --                --   $    442,274              --             --
Healthcare Fund                   $      7,815                 --                --   $    299,404              --             --
Index 500 Fund                    $     25,613                 --                --   $    546,915              --             --
Intermediate Bond Fund            $        519                 --                --   $     24,386              --             --
International Bond Fund                     --                 --                --   $      3,479              --             --
International Equity Fund         $        274                 --                --   $     15,871              --             --
International Growth Fund                   --                 --                --   $      3,225              --             --
Large-Cap Value Fund              $         70                 --                --   $     16,610              --             --
Michigan Tax-Free Bond
 Fund                                       --                 --                --   $      5,059              --             --
Micro-Cap Equity Fund             $     12,289                 --                --   $     95,234              --             --

                                                  PRINTING AND
                                                  MAILING OF                                                          INTEREST
                                                  PROSPECTUSES TO                                                     CARRYING OR
                                                  OTHER THAN                                          COMPENSATION    OTHER
                                                  CURRENT           COMPENSATION      COMPENSATION    TO SALES        FINANCING
                                  ADVERTISING     SHAREHOLDERS      TO UNDERWRITERS   TO DEALERS      PERSONNEL       CHARGES
---------------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund                $         19                 --                --   $      5,995              --             --
Multi-Season Growth Fund          $      8,136                 --                --   $     93,712              --             --
NetNet Fund                       $     80,000                 --                --   $  1,131,999              --             --
Power Plus Fund                   $      1,442                 --                --   $    110,342              --             --
Real Estate Equity
 Investment Fund                  $         22                 --                --   $      7,884              --             --
Small Company Growth Fund         $      2,526                 --                --   $     18,273              --             --
Small-Cap Value Fund              $        699                 --                --   $     26,200              --             --
Tax-Free Bond Fund                          --                 --                --   $      9,599              --             --
Tax-Free Money Market Fund        $         61                 --                --   $    213,074              --             --
Tax-Free Short &
 Intermediate Bond Fund                     --                 --                --   $     17,051              --             --
U.S. Government Income
 Fund                             $        276                 --                --   $     25,784              --             --
U.S. Treasury Money
 Market Fund                      $          9                 --                --   $     73,851              --             --



     The following amounts paid to the distributor by the Funds (when they were Predecessor Funds) under the Plan for Class B shares during the fiscal year ended June 30, 2002 were spent on:


                                                  PRINTING AND
                                                  MAILING OF                                                          INTEREST
                                                  PROSPECTUSES TO                                                     CARRYING OR
                                                  OTHER THAN                                          COMPENSATION    OTHER
                                                  CURRENT           COMPENSATION      COMPENSATION    TO SALES        FINANCING
                                  ADVERTISING     SHAREHOLDERS      TO UNDERWRITERS   TO DEALERS      PERSONNEL       CHARGES
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                          --             --                --              $    85,778         --       $     398,650
Bond Fund                              --             --                --              $    15,239         --       $      60,437
Emerging Markets Fund                  --             --                --              $     3,234         --       $      11,259
Future Technology Fund                 --             --                --              $   467,544         --       $   1,695,427
Healthcare Fund                        --             --                --              $   308,514         --       $   1,382,685
Index 500 Fund                         --             --                --              $   379,027         --       $   1,280,615
Intermediate Bond Fund                 --             --                --              $    20,837         --       $      76,630
International Bond Fund                --             --                --              $       336         --       $       1,303
International Equity Fund              --             --                --              $     3,618         --       $      13,174
International Growth Fund              --             --                --              $     1,722         --       $       6,005
Large-Cap Value Fund                   --             --                --              $    26,849         --       $      90,769
Michigan Tax-Free Bond Fund            --             --                --              $       921         --       $       9,443
Micro-Cap Equity Fund                  --             --                --
MidCap Select Fund                     --             --                --              $     3,264         --       $      15,712

                                                  PRINTING AND
                                                  MAILING OF                                                          INTEREST
                                                  PROSPECTUSES TO                                                     CARRYING OR
                                                  OTHER THAN                                          COMPENSATION    OTHER
                                                  CURRENT           COMPENSATION      COMPENSATION    TO SALES        FINANCING
                                     ADVERTISING  SHAREHOLDERS      TO UNDERWRITERS   TO DEALERS      PERSONNEL       CHARGES
----------------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund               --             --                --              $      44,916       --       $    144,616
NetNet Fund                            --             --                --              $   1,368,520       --       $  4,442,190
Power Plus Fund                        --             --                --              $      29,888       --       $    587,114
Real Estate Equity Investment Fund     --             --                --              $       7,413       --       $     26,818
Small Company Growth Fund              --             --                --              $      11,565       --       $     40,703
Small-Cap Value Fund                   --             --                --              $      46,093       --       $    191,311
Tax-Free Bond Fund                     --             --                --              $       4,924       --       $     21,327
Tax-Free Short &
 Intermediate Bond Fund                --             --                --              $       5,619       --       $     25,411
U.S. Government Income Fund            --             --                --              $      30,811       --       $    107,272



     The following amounts paid to the distributor by the Funds (when they were Predecessor Funds) under the Plan for Class C shares during the fiscal year ended June 30, 2002 were spent on:


                                                  PRINTING AND
                                                  MAILING OF                                                          INTEREST
                                                  PROSPECTUSES TO                                                     CARRYING OR
                                                  OTHER THAN                                          COMPENSATION    OTHER
                                                  CURRENT           COMPENSATION      COMPENSATION    TO SALES        FINANCING
                                  ADVERTISING     SHAREHOLDERS      TO UNDERWRITERS   TO DEALERS      PERSONNEL       CHARGES
---------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                          --             --                --              $     132,867       --       $    84,518
Bond Fund                              --             --                --              $       5,909       --       $     3,432
Emerging Markets Fund                  --             --                --              $       3,040       --       $       605
Healthcare Fund                        --             --                --              $     650,762       --       $   257,953
Intermediate Bond Fund                 --             --                --              $       8,994       --       $     3,204
International Bond Fund                --             --                --              $         157       --       $       190
International Equity Fund              --             --                --              $      19,455       --       $     2,239
International Growth Fund              --             --                --              $       4,372       --       $       799
Large-Cap Value Fund                   --             --                --              $      33,633       --       $     4,629
Michigan Tax-Free Bond Fund            --             --                --              $         889       --       $       237
Micro-Cap Equity Fund                  --             --                --              $     145,559       --       $    57,638
Multi-Season Growth Fund               --             --                --              $      50,921       --       $     9,128
NetNet Fund                            --             --                --              $   2,432,684       --       $   212,858
Real Estate Equity
 Investment Fund                       --             --                --              $       7,476       --       $     2,462
Small Company Growth Fund              --             --                --              $      17,344       --       $     3,517
Small-Cap Value Fund                   --             --                --              $      49,469       --       $    23,508

                                                  PRINTING AND
                                                  MAILING OF                                                          INTEREST
                                                  PROSPECTUSES TO                                                     CARRYING OR
                                                  OTHER THAN                                          COMPENSATION    OTHER
                                                  CURRENT           COMPENSATION      COMPENSATION    TO SALES        FINANCING
                                  ADVERTISING     SHAREHOLDERS      TO UNDERWRITERS   TO DEALERS      PERSONNEL       CHARGES
---------------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                     --             --                --              $      3,204        --       $     5,691
Tax-Free Short &
 Intermediate Bond Fund                --             --                --              $      4,855        --       $     2,529
U.S. Government Income Fund            --             --                --              $     16,925        --       $     7,198



     The following amounts paid to the distributor by the Funds (when they were Predecessor Funds) under the Plan for Class II shares during the fiscal year ended June 30, 2002 were spent on:


                                                  PRINTING AND
                                                  MAILING OF                                                          INTEREST
                                                  PROSPECTUSES TO                                                     CARRYING OR
                                                  OTHER THAN                                          COMPENSATION    OTHER
                                                  CURRENT           COMPENSATION      COMPENSATION    TO SALES        FINANCING
                                  ADVERTISING     SHAREHOLDERS      TO UNDERWRITERS   TO DEALERS      PERSONNEL       CHARGES
-----------------------------------------------------------------------------------------------------------------------------------
Future Technology Fund                 --             --                --              $  1,031,348        --       $   181,397
MidCap Select Fund                     --             --                --              $      4,877        --       $     4,640
Power Plus Fund                        --             --                --              $     32,280        --       $   213,546

     Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian ("State Street" or "Custodian") to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street keeps the books of account for each Fund.

     Transfer and Dividend Disbursing Agent. PFPC Inc. ("Transfer Agent") located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with the Trust and @Vantage under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

     Comerica. As stated in the Funds' Class K Shares Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries and other institutions that have entered into agreements with the Trust providing for shareholder services for their customers.

     Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board considered the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Trust in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Funds and whether or not the Custodian or the Transfer Agent is affiliated with the Trust or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

     Except as noted in this SAI, the Funds' service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust that are not readily identifiable as belonging to a particular investment portfolio of the Trust are allocated among all investment portfolios of the Trust by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the other series of the Trust as applicable. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODES OF ETHICS

     The Trust, @Vantage and the Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, @Vantage and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). The Sub-Advisor and Distributor have also adopted codes of ethics as required by applicable law, which are designed to prevent affiliated persons of the Trust, @Vantage, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC's website at http:\\www.sec.gov.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Advisor or the Sub-Advisor, as the case may be, causes investment decisions for the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.

     Consistent with the Advisory Agreements and Sub-Advisory Agreements, the Advisor, and in the case of the Sub-Advised Funds, the Sub-Advisor, selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor or the Sub-Advisor, as the case may be, consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer's risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor and Sub-Advisor generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

     In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor or the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor or Sub-Advisor may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or Sub-Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor or Sub-Advisor in connection with the Advisor's or Sub-Advisor's services to other clients.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor or the Sub-Advisor, as the case may be, and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to the rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided a Fund's officers are satisfied that the Fund is receiving best execution, a Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

     Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a "net" basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor or the Sub-Advisor, as the case may be, will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor or the Sub-Advisor, as the case may be, believes such practice to be in each Fund's best interests.

     Investment decisions for each Fund and for other investment accounts managed by the Advisor or Sub-Advisor, as the case may be, are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor or Sub-Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     The Funds will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Board, in accordance with Rule 10f-3 under the 1940 Act.

     Under the 1940 Act, persons affiliated with the Advisor, the Sub-Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.


     The table below shows information on brokerage commissions paid by the Funds (when they were Predecessor Funds) for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds or the Advisor. Significant changes in brokerage commissions paid by a Fund from year to year may result from changing asset levels throughout the year.


                                             FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                             JUNE 30, 2000          JUNE 30, 2001          JUNE 30, 2002
------------------------------------------------------------------------------------------------------------
Balanced Fund                                $      298,347.31      $      426,526.28      $      152,667.60
Emerging Markets Fund                        $      255,563.74      $      614,875.77      $      425,302.68
Future Technology Fund                                     N/A      $    5,646,678.20      $    2,510,442.04
Healthcare Fund                              $      258,386.90      $      894,306.30      $      667,104.89
Index 500 Fund                               $       61,823.90      $       28,888.11      $       23,619.94
International Equity Fund                    $       11,478.44      $       57,475.74      $       82,391.66
International Growth Fund                    $      125,390.11      $      372,931.07      $      368,558.92
Large-Cap Value Fund                         $      462,172.39      $      414,124.15      $      173,571.85
Micro-Cap Equity Fund                        $    1,511,801.78      $    1,687,914.16      $    1,468,682.99
MidCap Select Fund                           $       32,513.10      $       76,659.43      $       69,684.60
Multi-Season Growth Fund                     $    1,115,407.06      $      691,704.59      $      377,129.96
NetNet Fund                                  $    5,797,984.65      $   10,391,782.75      $    4,361,305.16
Power Plus Fund                                            N/A      $      519,608.57      $      916,826.49
Real Estate Equity Investment Fund           $      107,826.00      $       83,470.10      $       72,991.21
Small Company Growth Fund                    $    1,135,406.10      $    1,516,215.10      $      484,106.51
Small-Cap Value Fund                         $      687,021.06      $      520,764.16      $      499,518.03

     The Trust is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2002, the following Funds (when they were Predecessor Funds) held securities in the indicated firms: the Balanced Fund held securities of DLJ Commercial Mortgage Corporation valued at $488,446, Goldman Sachs Group, Inc. valued at $308,070, J.P. Morgan Chase & Company valued at $290,016, Lehman Brothers Holdings, Inc. valued at $517,666 and Mellon Financial Corporation valued at $113,148; the Bond Fund held securities of Credit Suisse First Boston USA, Inc. valued at $1,471,755; Morgan Stanley Dean Witter & Co. valued at $932,465 and Morgan Stanley Group, Inc. valued at $1,019,223; the Cash Investment Fund held securities of Bear Stearns Companies, Inc. valued at $29,973,450, Lehman Brothers Holdings, Inc. valued at $167,259,605, UBS AG valued at $49,999,487, Deutsche Bank AG valued at $29,994,943, Toronto Dominion Bank valued at $29,990,325, Paribas Group Ltd. valued at $20,000,000 and ABN AMRO Bank NA valued at $14,995,296; the Emerging Markets Fund held securities of Daewoo Securities Co. Ltd. valued at $236,077; the Index 500 Fund held securities of J.P. Morgan Chase & Company valued at $6,607,345, Morgan Stanley, Dean Witter, Discover and Co. valued at $4,643,076, Merrill Lynch and Co. Inc. valued at $3,418,200, Charles Schwab Corporation valued at $1,502,581, Lehman Brothers Holdings, Inc. valued at $1,494,228, Bear Stearns Companies, Inc. valued at $596,210 and Comerica, Inc. valued at $1,056,080; the Intermediate Bond Fund held securities of Deutsche Bank Financial valued at $5,382,205 and UBS Preferred Funding Trust II valued at $7,422,282; the International Equity Fund held securities of HSBC Holdings PLC valued at $2,007,900, UBS AG valued at $1,141,982, Deutsche Bank AG valued at $799,365, Credit Suisse Group valued at $652,237, ABN AMRO Holding valued at $525,783 and Toronto Dominion Bank valued at $277,300; the International Growth Fund held securities of UBS AG valued at $828,042, Deutsche Bank valued at $430,260, ING Group NV valued at $494,650, BNP Paribas valued at $786,628 and Daiwa Securities Group Ltd. valued at $259,292; the Large-Cap Value Fund held securities of Lehman Brothers Holdings, Inc. valued at $3,309,809, J.P. Morgan Chase & Company valued at $1,729,242 and Goldman Sachs Group Inc. valued at $1,569,690; the NetNet Fund held securities of E*Trade Group, Inc. valued at $30,133,740 and Charles Schwab Corp. valued at $9,284,800; and the U.S. Treasury Money Market Fund held securities of Lehman Brothers Holdings, Inc. valued at $12,339,409.


     Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.


     The portfolio turnover rate of each Fund (when it was a Predecessor Fund) is set forth below. The portfolio turnover rates of the Bond Funds were affected by fluctuating interest rate conditions, changes in the shape of the yield curve, cash flows and sector allocation which at times required increased dispositions and acquisitions of securities to maintain each Fund's maturity structure. The portfolio turnover ratio of the other Funds were affected by currency volatility (for Funds with significant foreign security exposure) and redemptions, which at times required increased dispositions and acquisitions of securities.

                                                     PORTFOLIO TURNOVER RATE        PORTFOLIO TURNOVER RATE
                                                        FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                                          JUNE 30, 2001                  JUNE 30, 2002
-----------------------------------------------------------------------------------------------------------
Balanced Fund                                                  165%                            79%
Bond Fund                                                      347%                           185%
Emerging Markets Fund                                          223%                           230%
Future Technology Fund                                         145%                            89%
Healthcare Fund                                                 45%                            38%
Index 500 Fund                                                   9%                             3%
Intermediate Bond Fund                                         179%                            85%
International Bond Fund                                         87%                            25%
International Equity Fund                                       27%                            22%
International Growth Fund                                      119%                           173%
Large-Cap Value Fund                                            65%                            30%
Michigan Tax-Free Bond Fund                                     11%                            10%
Micro-Cap Equity Fund                                          142%                           118%
MidCap Select Fund                                              81%                            55%
Multi-Season Growth Fund                                        38%                            20%
NetNet Fund                                                     44%                            50%
Power Plus Fund                                                 36%                           107%
Real Estate Equity Investment Fund                              30%                            39%
Small Company Growth Fund                                      162%                            61%
Small-Cap Value Fund                                           140%                            85%
Tax-Free Bond Fund                                              19%                            17%
Tax-Free Short & Intermediate Bond Fund                         23%                            10%
U.S. Government Income Fund                                     23%                            19%

            ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND CONVERSION
                                   INFORMATION

     Purchases. As described in the Prospectuses (including the Shareholder Guide), shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

     In-Kind Purchases. For all Funds, other than the Real Estate Equity Investment Fund, investors may purchase shares of a Fund with securities that the Fund may hold, subject to acceptance by the Fund. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

     Employee Benefit Plan Sales Charge Waivers for Class A Shares. The Funds will waive the initial sales charge on purchases of Class A shares by employer sponsored retirement plans that are (i) qualified under Section 401(a) or
Section 403(b) of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds, (b) that have at least 75 eligible plan participants or (c) for which certain types of shareholder services are provided to plan participants pursuant to an agreement with the Funds; (ii) administered by BISYS (formerly Universal Pensions, Inc.) for employees participating in an employer-sponsored or administered retirement program under
Section 408A of the Internal Revenue Code; or (iii) administered by Merrill Lynch Group Employee Services ("Merrill Lynch") if (a) the plan's recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds' distributor and in funds advised or managed by MLAM (collectively "Applicable Investments"), (b) the plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
(c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

     For all Funds except the Index 500 Fund and the Money Market Funds, the distributor will pay a commission of up to 1% to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases that meet the above criteria. For the Index 500 Fund, the distributor will pay a commission of up to 0.15% for purchases of less than $1 million, 0.10% for purchases of $1 million but less than $3 million, 0.05% for purchases of $3 million but less than $5 million and will not pay any commission for purchases of $5 million or more.

     Investment Minimums. All purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A, Class B, Class C or Class II shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, will be charged to that account. If a contingent deferred sales charge ("CSDC") applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

     Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs and Education Savings Accounts ("ESAs"). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.


     Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.


     Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase. Class B shares redeemed within six years of purchase, Class C shares redeemed within one year of purchase, and Class II shares redeemed within eighteen months of purchase are subject to a CDSC. In each case, the CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedule.

     The holding period for Class A or Class B shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A or Class B shares, as applicable, was made. For Class C or Class II shares of a Fund acquired through an exchange, since exchanges can be made between these classes, the applicable holding period will be that of the class of the Fund initially purchased and will be calculated from the date of such initial purchase. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

     Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the Prospectus and Shareholder Guide, the Funds will waive the CDSC payable upon redemptions of Class B shares of the Fund purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after the shareholder has reached age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.

     The Funds will also waive the CDSC payable on redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.


     Short-Term Trading Fees. If you redeem Class A, Class B, Class C or Class II shares of the Emerging Markets Fund, Future Technology Fund, Healthcare Fund, International Equity Fund, International Growth Fund, NetNet Fund, Micro-Cap Equity Fund, Small-Cap Value Fund or Small Company Growth Fund within 60 days of purchase, you will incur a 2% short-term trading fee upon redemption based on net assets at the time of redemption. The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. If a CDSC applies, it will be assessed in addition to the 2% fee. For instance, if you redeem Class II shares within 60 days of purchase, you will be charged a total of 3% upon redemption; that is, a 1% CDSC, plus a 2% short-term trading fee.


     Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.


     Conversion of Class B Shares to Class A Shares. Class B shares of the Fund will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares. The conversion will be effected at the relative net asset values per share of the two classes.

     If you acquired Class B shares of the Fund by exchanging shares of another Munder Fund that you purchased before November 8, 2000, those shares will automatically convert on the first business day of the month following the sixth anniversary of the date of original purchase. The conversion will be effected at the relative net asset values per share of the two classes.


     Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

     Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Funds may also suspend or postpone the recording of the transfer of its shares.

     In addition, the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Funds' books to the transfer of, its shares where the relevant investor or investors have not furnished the Funds with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

                                 NET ASSET VALUE

     Money Market Funds. In seeking to maintain a stable net asset value of $1.00 per share with respect to the Money Market Funds, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

     All Funds. Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

     Where no last sales price is available for an ADR or GDR on the exchange or market where it is principally traded, the ADR or GDR will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the ADR's or GDR's conversion rate of the ADR or GDR to one share of its underlying security.

     Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

     In determining the approximate market value of portfolio investments, the Trust may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on the Trust's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

     Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Funds, which have been approved by the Board. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

     Minutes of all Pricing Committee meetings are provided to the Board and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board's input on any particular issue.

                             PERFORMANCE INFORMATION

     From time to time, quotations of a Fund's performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

     Yield of the Money Market Funds. The Money Market Funds' current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the table below shows the annualized yields for all share classes of the Cash Investment,

Tax-Free Money Market and U.S. Treasury Money Market Funds (when they were Predecessor Funds) for the seven-day period ended June 30, 2002.


                                          CLASS A     CLASS B        CLASS C      CLASS K      CLASS Y
                                          YIELD       YIELD          YIELD        YIELD        YIELD
---------------------------------------------------------------------------------------------------------
Cash Investment Fund/(1)/                    1.68%     N/A            N/A            1.78%        1.93%
Tax-Free Money Market Fund                   1.27%     N/A            N/A            1.37%        1.52%
U.S. Treasury Money Market Fund              1.65%     N/A            N/A            1.75%        1.90%

                                          CLASS A     CLASS B        CLASS C      CLASS K      CLASS Y
                                          EFFECTIVE   EFFECTIVE      EFFECTIVE    EFFECTIVE    EFFECTIVE
                                          YIELD       YIELD          YIELD        YIELD        YIELD
---------------------------------------------------------------------------------------------------------
Cash Investment Fund/(1)/                      1.70%     N/A            N/A            1.80%        1.95%
Tax-Free Money Market Fund                     1.28%     N/A            N/A            1.38%        1.53%
U.S. Treasury Money Market Fund                1.66%     N/A            N/A            1.76%        1.92%

----------
/(1)/ The Class B and Class C shares had not yet commenced operations as of June 30, 2003.

     In addition, a standardized "tax-equivalent yield" may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30, 2002, the tax-equivalent yield for Class A, Class K and Class Y shares of the Tax-Free Money Market Fund was 1.85% (Class A), 1.99% (Class K) and 2.21% (Class Y) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their customers are not reflected in the calculations of yields for the Funds.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

     Performance of the Non-Money Market Funds-Yield. The Bond Fund's and International Bond Fund's standard 30-day yield is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

                        YIELD = 2 [( a-b + 1)[POWER OF 6] - 1]
                                    ----
                                     cd
Where:
        a = dividends and interest earned by a Fund during the period;

        b = expenses accrued for the period (net of reimbursements and waivers);

        c = average daily number of shares outstanding during the period entitled to receive dividends;

        d = maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge imposed -- currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Fund, International Bond Fund and Tax-Free Bond Funds. The tax-equivalent yield for each Tax-Free Bond Fund below is based on a stated federal tax rate of 31% and, with respect to Michigan Tax-Free Bond Fund, a Michigan state tax rate of 4%.


     The standard yields and/or tax-equivalent yields of the Class A, Class B, Class C, Class K and Class Y Shares of the following Funds (when they were Predecessor Funds) for the 30-day period ended June 30, 2002 were:


                                          30-DAY YIELD                                    TAX-EQUIVALENT 30-DAY YIELD
                      ----------------------------------------------------------------------------------------------------------
                      CLASS A    CLASS B    CLASS C    CLASS K    CLASS Y    CLASS A    CLASS B    CLASS C    CLASS K    CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund               4.78%      4.26%      4.24%      5.01%      5.30%    N/A        N/A        N/A        N/A        N/A
Intermediate Bond
 Fund                   4.24%      3.67%      3.67%      4.42%      4.67%    N/A        N/A        N/A        N/A        N/A
U.S. Government
 Income Fund            5.33%      4.82%      4.81%      5.56%      5.82%    N/A        N/A        N/A        N/A        N/A
International Bond
 Fund                   2.48%      1.88%      2.00%      2.58%      2.83%    N/A        N/A        N/A        N/A        N/A

Michigan Tax-Free
 Bond Fund              3.63%      3.04%      3.04%      3.79%      4.04%      5.58%      4.67%      4.67%      5.83%      6.21%
Tax-Free Bond Fund      3.53%      2.91%      2.91%      3.66%      3.93%      5.20%      4.29%      4.29%      5.39%      5.79%
Tax-Free Short &
 Intermediate Bond Fund 2.60%      1.96%      1.89%      2.70%      2.95%      3.84%      2.90%      2.79%      3.99%      4.36%

     Average Annual Total Returns. "Average annual total return" figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                  P(1+T)[POWER OF n]=ERV
     Where:

     P        =    a hypothetical initial payment of $1,000.
     T        =    average annual total return.
     n        =    number of years.
     ERV      =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.


     Average annual total returns of the Funds (when they were Predecessor Funds) for the period ended June 30, 2002 are as follows:



FUND AND INCEPTION DATE                1 YEAR          5 YEARS       10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------
BALANCED FUND
Class A-4/30/93                        (13.65)%           6.85%            -               8.48%
Class B-6/21/94                        (13.66)%           7.02%            -               9.82%
Class C-1/24/96                        (10.02)%           7.25%            -               8.60%
Class K-4/16/93                         (8.45)%           7.95%            -               8.93%
Class Y-4/13/93                         (8.31)%           8.26%            -               9.14%
BOND FUND
Class A-12/9/92                          0.19%            4.87%            -               5.55%
Class B-3/13/96                         (1.29)%           4.66%            -               4.93%
Class C-3/25/96                          2.63%            4.99%            -               4.88%
Class K-11/23/92                         4.41%            5.77%            -               5.99%
Class Y-12/1/91                          4.78%            6.03%         5.72%              6.05%
EMERGING MARKETS FUND
Class A-1/14/97                         (4.77)%          (8.07)%           -              (3.25)%
Class B-2/25/97                         (5.34)%          (8.13)%           -              (4.82)%
Class C-3/3/97                          (1.47)%          (7.96)%           -              (4.57)%
Class K-1/10/97                          0.41%           (7.29)%           -              (2.28)%
Class Y-12/31/96                         0.66%           (7.12)%           -              (2.00)%
FUTURE TECHNOLOGY FUND
Class A-10/26/99                       (51.02)%              -             -             (36.60)%
Class B-10/26/99                       (51.14)%              -             -             (36.45)%
Class II-11/16/99                      (49.68)%              -             -             (39.03)%
Class K-5/25/00                        (48.17)%              -             -             (49.76)%
Class Y-8/26/99                        (48.02)%              -             -             (31.45)%
HEALTHCARE FUND
Class A-2/14/97                        (39.78)%           7.71%            -               6.41%
Class B-1/31/97                        (39.94)%           7.84%            -               7.05%

FUND AND INCEPTION DATE          1 YEAR          5 YEARS          10 YEARS      SINCE INCEPTION
-----------------------------------------------------------------------------------------------
Class C-1/13/97                        (37.40)%           8.10%            -               8.24%
Class K-4/1/97                         (36.35)%           8.89%            -              11.42%
Class Y-12/31/96                       (36.15)%           9.19%            -              10.02%
INDEX 500 FUND
Class A-12/9/92                        (20.53)%           2.60%            -              10.23%
Class B-10/31/95                       (21.21)%           2.60%            -               9.08%
Class C- not open
Class K-12/7/92                        (18.56)%           3.02%            -              10.44%
Class Y-12/1/91                        (18.40)%           3.27%        11.04%             11.41%
INTERMEDIATE BOND FUND
Class A-11/24/92                         2.46%            5.26%            -               5.21%
Class B-10/25/94                         0.93%            4.98%            -               5.67%
Class C-4/19/96                          4.91%            5.31%            -               5.28%
Class K-11/20/92                         6.72%            6.09%            -               5.64%
Class Y-12/1/91                          6.99%            6.37%         5.94%              6.09%
INTERNATIONAL BOND FUND
Class A-10/17/96                         9.90%            1.37%            -               1.04%
Class B-6/9/97                           8.78%            1.11%            -               1.24%
Class C-6/3/98                          12.69%               -             -               1.66%
Class K-3/25/97                         14.60%            2.21%            -               2.67%
Class Y-10/2/96                         14.98%            2.49%            -               2.01%
INTERNATIONAL EQUITY FUND
Class A-11/30/92                       (17.91)%          (2.91)%           -               4.23%
Class B-3/9/94                         (17.95)%          (2.84)%           -               1.79%
Class C-9/29/95                        (14.53)%          (2.54)%           -               1.46%
Class K-11/23/92                       (12.96)%          (1.79)%           -               5.00%
Class Y-12/1/91                        (12.70)%          (1.54)%        4.74%              5.21%
INTERNATIONAL GROWTH FUND
Class A-2/20/97                        (19.01)%          (4.04)%           -              (1.66)%
Class B-3/19/97                        (19.60)%          (4.15)%           -              (1.20)%
Class C-2/13/97                        (16.13)%          (3.76)%           -              (1.29)%
Class K-1/10/97                        (14.65)%          (3.06)%           -              (0.29)%
Class Y-12/31/96                       (14.46)%          (2.82)%           -              (0.30)%
LARGE-CAP VALUE FUND
Class A-8/8/94                         (14.06)%           1.72%            -               8.62%
Class B-8/9/94                         (14.07)%           1.84%            -               8.60%
Class C-12/5/95                        (10.60)%           2.12%            -               6.27%
Class K-7/5/94                          (8.98)%           2.87%            -               9.43%
Class Y-7/5/94                          (8.83)%           3.13%            -               9.69%
MICHIGAN TAX-FREE BOND FUND
Class A-2/15/94                          2.17%            4.83%            -               4.51%
Class B-7/5/94                           0.66%            4.61%            -               5.35%
Class C-10/4/96                          4.67%            4.92%            -               4.92%
Class K-1/3/94                           6.47%            5.68%            -               4.88%
Class Y-1/3/94                           6.73%            5.94%            -               5.15%
MICRO-CAP EQUITY FUND
Class A-12/26/96                        (6.44)%          15.39%            -              19.10%
Class B-2/24/97                         (6.59)%          15.59%            -              17.90%
Class C-3/31/97                         (2.65)%          15.83%            -              20.23%
Class K-12/31/96                        (0.95)%          16.69%            -              20.12%
Class Y-12/26/96                        (0.66)%          16.96%            -              20.60%

FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
MIDCAP SELECT FUND
Class A-7/3/00                             (13.77)%             -             -             (5.05)%
Class B-7/5/00                             (13.97)%             -             -             (4.70)%
Class II-7/14/00                           (11.18)%             -             -             (6.25)%
Class K+                                        -               -             -                 -
Class Y-6/24/98                             (8.46)%             -             -             10.96%
MULTI-SEASON GROWTH FUND
Class A-8/4/93                             (26.03)%         (2.48)%           -              6.17%
Class B-4/29/93                            (25.92)%         (2.40)%           -              6.13%
Class C-9/20/93                            (22.97)%         (2.02)%           -              6.17%
Class K-6/23/95                            (21.63)%         (1.29)%           -              5.96%
Class Y-8/16/93                            (21.41)%         (1.06)%           -              7.16%
NETNET FUND
Class A-8/19/96                            (59.13)%         (1.36)%           -              3.52%
Class B-6/1/98                             (59.24)%             -             -            (11.51)%
Class C-11/3/98                            (57.52)%             -             -            (14.84)%
Class K-4/30/02*                                                -             -            (14.38)%
Class Y-6/1/98                             (56.68)%             -             -            (10.16)%
POWER PLUS FUND
Class A-3/13/01                            (28.26)%             -             -            (23.37)%
Class B-3/13/01                            (28.43)%             -             -            (23.07)%
Class II-3/13/01                           (26.17)%             -             -            (21.16)%
Class K-3/13/01                            (24.11)%             -             -            (19.98)%
Class Y-3/13/01                            (23.89)%             -             -            (19.73)%
REAL ESTATE EQUITY INVESTMENT FUND
Class A-9/30/94                             10.11%           5.28%            -              9.99%
Class B-10/3/94                             10.69%           5.33%            -              9.95%
Class C-1/5/96                              14.68%           5.69%            -              9.99%
Class K-10/3/96                             16.55%           6.45%            -              9.49%
Class Y-10/3/94                             16.80%           6.75%            -             11.07%
SMALL-CAP VALUE FUND
Class A-1/10/97                              4.40%           9.35%            -             11.88%
Class B-2/11/97                              4.75%           9.50%            -             11.26%
Class C-1/13/97                              8.78%           9.74%            -             12.21%
Class K-12/31/96                            10.52%          10.55%            -             13.22%
Class Y-12/26/96                            10.84%          10.85%            -             13.63%
SMALL COMPANY GROWTH FUND
Class A-11/23/92                           (28.34)%         (7.17)%           -              4.58%
Class B-4/28/94                            (28.44)%         (7.32)%           -              3.75%
Class C-9/26/95                            (25.45)%         (7.09)%           -              1.15%
Class K-11/23/92                           (24.07)%         (6.40)%           -              5.04%
Class Y-12/1/91                            (23.96)%         (6.17)%        6.97%             6.90%
TAX-FREE BOND FUND
Class A-10/9/95                              2.21%           4.69%            -              4.82%
Class B-12/6/94                              0.62%           4.37%            -              5.63%
Class C-7/7/98                               4.60%            N/A             -              4.55%
Class K-7/5/94                               6.38%           5.51%            -              5.96%
Class Y-7/21/94                              6.64%           5.78%            -              6.17%

----------
+ Class K shares of MidCap Select Fund were not yet offered as of June 30, 2002.
* Returns are not annualized.


FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
TAX-FREE SHORT & INTERMEDIATE BOND FUND
Class A-11/30/92                             1.40%           3.84%            -              4.16%
Class B-5/16/96                             (0.09)%          3.57%            -              3.95%
Class C-7/8/98                               3.88%              -             -              3.84%
Class K-2/9/87                               5.70%           4.70%         4.76%             5.29%
Class Y-12/17/92                             5.86%           4.94%            -              4.83%
U.S. GOVERNMENT INCOME FUND
Class A-7/28/94                              4.84%           6.14%            -              6.64%
Class B-9/6/95                               3.43%           5.94%            -              5.93%
Class C-8/12/96                              7.33%           6.22%            -              6.12%
Class K-7/5/94                               9.25%           7.05%            -              7.19%
Class Y-7/5/94                               9.42%           7.30%            -              7.45%


     Average Annual Total Return After Taxes on Distributions. "Average annual total return after taxes on distributions" figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           P(1+T)[POWER OF n]=ATV//D//

     Where:

     P         =    a hypothetical initial payment of $1,000.
     T         =    average annual total return (after taxes on distributions).
     n         =    number of years.
     ATV//D//  =    ending value of a hypothetical $1,000 payment made at the
                    beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     Average annual total returns after taxes on distributions of the Funds (when they were Predecessor Funds) for the period ended June 30, 2002 are as follows:


FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
BALANCED FUND
Class A-4/30/93                            (14.19)%          2.80%            -              5.67%
Class B-6/21/94                            (13.97)%          3.20%            -              6.95%
Class C-1/24/96                            (10.33)%          3.48%            -              5.25%
Class K-4/16/93                             (9.02)%          3.85%            -              6.11%
Class Y-4/13/93                             (8.97)%          4.05%            -              6.22%
BOND FUND
Class A-12/9/92                             (2.08)%          2.39%            -              3.04%
Class B-3/13/96                             (3.34)%          2.45%            -              2.74%
Class C-3/25/96                              0.59%           2.82%            -              2.69%
Class K-11/23/92                             2.05%           3.27%            -              3.46%
Class Y-12/1/91                              2.31%           3.43%         3.11%             3.44%

FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class A-1/14/97                             (4.79)%         (8.27)%           -             (3.45)%
Class B-2/25/97                             (5.34)%         (8.32)%           -             (5.01)%
Class C-3/3/97                              (1.47)%         (8.14)%           -             (4.75)%
Class K-1/10/97                              0.39%          (7.48)%           -             (2.48)%
Class Y-12/31/96                             0.54%          (7.32)%           -             (2.20)%
FUTURE TECHNOLOGY FUND
Class A-10/26/99                           (51.02)%             -             -            (36.60)%
Class B-10/26/99                           (51.14)%             -             -            (36.45)%
Class II-11/16/99                          (49.68)%             -             -            (39.03)%
Class K-5/25/00                            (48.17)%             -             -            (49.76)%
Class Y-8/26/99                            (48.02)%             -             -            (31.46)%
HEALTHCARE FUND
Class A-2/14/97                            (39.78)%          7.47%            -              6.19%
Class B-1/31/97                            (39.94)%          7.59%            -              6.82%
Class C-1/13/97                            (37.40)%          7.86%            -              8.02%
Class K-4/1/97                             (36.35)%          8.65%            -             11.19%
Class Y-12/31/96                           (36.15)%          8.95%            -              9.80%
INDEX 500 FUND
Class A-12/9/92                            (20.82)%          1.70%            -              8.91%
Class B-10/31/95                           (21.40)%          1.82%            -              7.99%
Class C- Not open                               -               -             -                 -
Class K-12/7/92                            (18.83)%          2.15%            -              9.15%
Class Y-12/1/91                            (18.74)%          2.30%         9.66%            10.08%
INTERNATIONAL BOND FUND
Class A-10/17/96                             9.26%           0.42%            -              0.16%
Class B-6/9/97                               8.23%           0.29%            -              0.43%
Class C-6/3/98                              12.15%              -             -              0.86%
Class K-3/25/97                             13.93%           1.26%            -              1.77%
Class Y-10/2/96                             14.09%           1.47%            -              1.06%
INTERMEDIATE BOND FUND
Class A-11/24/92                             0.36%           2.97%            -              2.69%
Class B-10/25/94                            (0.94)%          2.96%            -              3.54%
Class C-4/19/96                              3.04%           3.33%            -              3.24%
Class K-11/20/92                             4.53%           3.78%            -              3.11%
Class Y-12/1/91                              4.69%           3.96%         3.34%             3.54%
INTERNATIONAL EQUITY FUND
Class A-11/30/92                           (18.02)%         (4.29)%           -              2.98%
Class B-3/9/94                             (17.98)%         (4.08)%           -              0.57%
Class C-9/29/95                            (14.55)%         (3.76)%           -              0.01%
Class K-11/23/92                           (13.08)%         (3.18)%           -              3.74%
Class Y-12/1/91                            (12.88)%         (3.00)%        3.47%             4.00%
INTERNATIONAL GROWTH FUND
Class A-2/20/97                            (19.22)%         (4.73)%           -             (2.32)%
Class B-3/19/97                            (19.83)%         (4.78)%           -             (1.81)%
Class C-2/13/97                            (16.36)%         (4.39)%           -             (1.89)%
Class K-1/10/97                            (14.88)%         (3.76)%           -             (0.94)%
Class Y-12/31/96                           (14.69)%         (3.55)%           -             (0.98)%
LARGE-CAP VALUE FUND
Class A-8/8/94                             (14.77)%         (0.26)%           -              6.56%

FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
Class B-8/9/94                             (14.72)%          0.06%            -              6.79%
Class C-12/5/95                            (11.25)%          0.35%            -              4.33%
Class K-7/5/94                              (9.74)%          0.87%            -              7.38%
Class Y-7/5/94                              (9.67)%          1.02%            -              7.53%
MICHIGAN TAX-FREE BOND FUND
Class A-2/15/94                              1.37%           4.55%            -              3.65%
Class B-7/5/94                               0.00%           4.37%            -              4.64%
Class C-10/4/96                              4.01%           4.69%            -              4.64%
Class K-1/3/94                               5.64%           5.41%            -              4.02%
Class Y-1/3/94                               5.84%           5.65%            -              4.25%
MICRO-CAP EQUITY FUND
Class A-12/26/96                            (6.44)%         14.61%            -             18.38%
Class B-2/24/97                             (6.59)%         14.80%            -             17.15%
Class C-3/31/97                             (2.65)%         15.03%            -             19.45%
Class K-12/31/96                            (0.95)%         15.90%            -             19.39%
Class Y-12/26/96                            (0.66)%         16.18%            -             19.87%
MIDCAP SELECT FUND
Class A-7/3/00                             (13.77)%             -             -             (6.85)%
Class B-7/5/00                             (13.97)%             -             -             (6.59)%
Class II-7/14/00                           (11.18)%             -             -             (8.07)%
Class K+                                        -               -             -                 -
Class Y-6/24/98                             (8.46)%             -             -              9.66%
MULTI-SEASON GROWTH FUND
Class A-8/4/93                             (26.66)%         (3.85)%           -              5.05%
Class B-4/29/93                            (26.63)%         (3.86)%           -              5.02%
Class C-9/20/93                            (23.68)%         (3.46)%           -              5.00%
Class K-6/23/95                            (22.30)%         (2.68)%           -              4.55%
Class Y-8/16/93                            (22.07)%         (2.44)%           -              6.01%
NETNET FUND
Class A-8/19/96                            (59.13)%         (2.60)%           -              2.28%
Class B-6/1/98                             (59.24)%             -             -            (11.67)%
Class C-11/3/98                            (57.52)%             -             -            (15.00)%
Class K-4/30/02*                                -               -             -            (14.38)%
Class Y-6/1/98                             (56.68)%             -             -            (10.31)%
POWER PLUS FUND
Class A-3/13/01                            (28.49)%             -             -            (23.56)%
Class B-3/13/01                            (28.68)%             -             -            (23.27)%
Class II-3/13/01                           (26.42)%             -             -            (21.36)%
Class K-3/13/01                            (24.36)%             -             -            (20.18)%
Class Y-3/13/01                            (24.13)%             -             -            (19.93)%
REAL ESTATE EQUITY INVESTMENT FUND
Class A-9/30/94                              7.98%           3.18%            -              7.93%
Class B-10/3/94                              8.78%           3.46%            -              8.18%
Class C-1/5/96                              12.78%           3.85%            -              8.21%
Class K-10/3/96                             14.30%           4.33%            -              7.35%
Class Y-10/3/94                             14.44%           4.53%            -              8.90%
SMALL-CAP VALUE FUND
Class A-1/10/97                              1.88%           8.06%            -             10.65%
Class B-2/11/97                              2.20%           8.38%            -             10.19%

----------
+ Class K shares of MidCap Select Fund were not yet offered as of June 30, 2002.
* Returns are not annualized.

FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
Class C-1/13/97                              6.23%           8.63%            -             11.15%
Class K-12/31/96                             7.85%           9.25%            -             11.98%
Class Y-12/26/96                             8.11%           9.46%            -             12.31%
SMALL COMPANY GROWTH FUND
Class A-11/23/92                           (28.34)%         (8.71)%           -              2.98%
Class B-4/28/94                            (28.44)%         (8.96)%           -              1.89%
Class C-9/26/95                            (25.45)%         (8.68)%           -             (1.01)%
Class K-11/23/92                           (24.07)%         (7.96)%           -              3.42%
Class Y-12/1/91                            (23.96)%         (7.73)%        5.39%             5.40%
TAX-FREE BOND FUND
Class A-10/9/95                              1.26%           4.22%            -              4.09%
Class B-12/6/94                             (0.21)%          3.92%            -              4.87%
Class C-7/7/98                               3.77%              -             -              4.11%
Class K-7/5/94                               5.40%           5.03%            -              5.04%
Class Y-7/21/94                              5.61%           5.29%            -              5.21%
TAX-FREE SHORT & INTERMEDIATE BOND FUND
Class A-11/30/92                             0.55%           3.57%            -              3.27%
Class B-5/16/96                             (0.81)%          3.32%            -              3.59%
Class C-7/8/98                               3.16%              -             -              3.59%
Class K-2/9/87                               4.81%           4.43%         3.82%             4.07%
Class Y-12/17/92                             4.92%           4.65%            -              3.90%
U.S. GOVERNMENT INCOME FUND
Class A-7/28/94                              2.59%           3.71%            -              4.03%
Class B-9/6/95                               1.42%           3.78%            -              3.71%
Class C-8/12/96                              5.33%           4.09%            -              3.96%
Class K-7/5/94                               6.91%           4.59%            -              4.59%
Class Y-7/5/94                               6.97%           4.73%            -              4.74%


     Average Annual Total Return After Taxes on Distributions and Redemptions. "Average annual total return after taxes on distributions and redemptions" figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                          P(1+T)[POWER OF n]=ATV//DR//

     Where:

     P          =     a hypothetical initial payment of $1,000.
     T          =     average annual total return (after taxes on
                      distributions and redemptions).
     n          =     number of years.
     ATV//DR//  =     ending value of a hypothetical $1,000 payment made at the
                      beginning of the 1-, 5.-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns after taxes on distributions and redemptions of the Funds (when they were Predecessor Funds) for the period ended June 30, 2002 are as follows:


FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
BALANCED FUND
Class A-4/30/93                             (8.38)%          4.23%            -              6.01%
Class B-6/21/94                             (8.39)%          4.54%            -              7.22%
Class C-1/24/96                             (6.15)%          4.75%            -              5.99%
Class K-4/16/93                             (5.19)%          5.13%            -              6.41%
Class Y-4/13/93                             (5.10)%          5.32%            -              6.52%
BOND FUND
Class A-12/9/92                              0.08%           2.64%            -              3.17%
Class B-3/13/96                             (0.82)%          2.62%            -              2.85%
Class C-3/25/96                              1.59%           2.91%            -              2.81%
Class K-11/23/92                             2.67%           3.37%            -              3.53%
Class Y-12/1/91                              2.89%           3.53%         3.25%             3.55%
EMERGING MARKETS FUND
Class A-1/14/97                             (2.93)%         (6.28)%           -             (2.62)%
Class B-2/25/97                             (3.28)%         (6.34)%           -             (3.84)%
Class C-3/3/97                              (0.90)%         (6.21)%           -             (3.65)%
Class K-1/10/97                              0.25%          (5.69)%           -             (1.86)%
Class Y-12/31/96                             0.38%          (5.53)%           -             (1.60)%
FUTURE TECHNOLOGY FUND
Class A-10/26/99                           (31.33)%             -             -            (26.65)%
Class B-10/26/99                           (31.40)%             -             -            (26.55)%
Class II-11/16/99                          (30.50)%             -             -            (28.26)%
Class K-5/25/00                            (29.57)%             -             -            (36.25)%
Class Y-8/26/99                            (29.48)%             -             -            (23.12)%
HEALTHCARE FUND
Class A-2/14/97                            (24.43)%          6.30%            -              5.22%
Class B-1/31/97                            (24.52)%          6.41%            -              5.76%
Class C-1/13/97                            (22.96)%          6.63%            -              6.77%
Class K-4/1/97                             (22.32)%          7.29%            -              9.47%
Class Y-12/31/96                           (22.20)%          7.55%            -              8.29%
INDEX 500 FUND
Class A-12/9/92                            (12.60)%          1.90%            -              8.08%
Class B-10/31/95                           (13.02)%          1.96%            -              7.20%
Class C- not open                               -               -             -                 -
Class K-12/7/92                            (11.39)%          2.25%            -              8.29%
Class Y-12/1/91                            (11.29)%          2.41%         8.78%             9.17%
INTERMEDIATE BOND FUND
Class A-11/24/92                             1.46%           3.04%            -              2.87%
Class B-10/25/94                             0.53%           2.96%            -              3.48%
Class C-4/19/96                              2.97%           3.26%            -              3.20%
Class K-11/20/92                             4.08%           3.71%            -              3.23%
Class Y-12/1/91                              4.23%           3.89%         3.45%             3.62%
INTERNATIONAL BOND FUND
Class A-10/17/96                             6.04%           0.63%            -              0.40%
Class B-6/9/97                               5.36%           0.49%            -              0.60%
Class C-6/3/98                               7.76%              -             -              0.95%
Class K-3/25/97                              8.93%           1.31%            -              1.71%
Class Y-10/2/96                              9.15%           1.50%            -              1.14%

FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Class A-11/30/92                           (11.00)%         (2.26)%           -              3.32%
Class B-3/9/94                             (11.03)%         (2.10)%           -              1.36%
Class C-9/29/95                             (8.92)%         (1.88)%           -              1.12%
Class K-11/23/92                            (7.96)%         (1.38)%           -              3.98%
Class Y-12/1/91                             (7.80)%         (1.22)%        3.73%             4.15%
INTERNATIONAL GROWTH FUND
Class A-2/20/97                            (11.49)%         (3.14)%           -             (1.28)%
Class B-3/19/97                            (11.83)%         (3.18)%           -             (0.88)%
Class C-2/13/97                             (9.70)%         (2.89)%           -             (0.95)%
Class K-1/10/97                             (8.80)%         (2.38)%           -             (0.19)%
Class Y-12/31/96                            (8.69)%         (2.20)%           -             (0.21)%
LARGE-CAP VALUE FUND
Class A-8/8/94                              (8.10)%          1.08%            -              6.60%
Class B-8/9/94                              (8.08)%          1.31%            -              6.75%
Class C-12/5/95                             (5.94)%          1.54%            -              4.76%
Class K-7/5/94                              (4.95)%          2.01%            -              7.31%
Class Y-7/5/94                              (4.86)%          2.16%            -              7.47%
MICHIGAN TAX-FREE BOND FUND
Class A-2/15/94                              2.02%           4.47%            -              3.64%
Class B-7/5/94                               0.99%           4.20%            -              4.40%
Class C-10/4/96                              3.45%           4.46%            -              4.42%
Class K-1/3/94                               4.69%           5.18%            -              3.95%
Class Y-1/3/94                               4.90%           5.43%            -              4.17%
MICRO-CAP EQUITY FUND
Class A-12/26/96                            (3.95)%         12.49%            -             15.87%
Class B-2/24/97                             (4.05)%         12.67%            -             14.77%
Class C-3/31/97                             (1.63)%         12.88%            -             16.80%
Class K-12/31/96                            (0.58)%         13.63%            -             16.78%
Class Y-12/26/96                            (0.41)%         13.87%            -             17.21%
MIDCAP SELECT FUND
Class A-7/3/00                              (8.45)%             -             -             (4.83)%
Class B-7/5/00                              (8.58)%             -             -             (4.59)%
Class II-7/14/00                            (6.87)%             -             -             (5.78)%
Class K+                                        -               -             -                 -
Class Y-6/24/98                             (5.19)%             -             -              8.36%
MULTI-SEASON GROWTH FUND
Class A-8/4/93                             (15.34)%         (1.63)%           -              5.25%
Class B-4/29/93                            (15.18)%         (1.52)%           -              5.20%
Class C-9/20/93                            (13.38)%         (1.23)%           -              5.29%
Class K-6/23/95                            (12.61)%         (0.69)%           -              5.05%
Class Y-8/16/93                            (12.49)%         (0.52)%           -              6.08%
NETNET FUND
Class A-8/19/96                            (36.30)%         (1.40)%           -              2.52%
Class B-6/1/98                             (36.37)%             -             -             (8.69)%
Class C-11/3/98                            (35.32)%             -             -            (11.17)%
Class K-5/3/01*                                                 -             -             (8.83)%
Class Y-6/1/98                             (34.80)%             -             -             (7.71)%

----------
+ Class K shares of MidCap Select Fund were not yet offered as of June 30, 2002.
* Returns are not annualized.

FUND AND INCEPTION DATE                    1 YEAR         5 YEARS      10 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------
POWER PLUS FUND
Class A-3/13/01                            (17.36)%             -             -            (18.64)%
Class B-3/13/01                            (17.47)%             -             -            (18.40)%
Class II-3/13/01                           (16.08)%             -             -            (16.90)%
Class K-3/13/01                            (14.82)%             -             -            (15.97)%
Class Y-3/13/01                            (14.68)%             -             -            (15.78)%
REAL ESTATE EQUITY INVESTMENT FUND
Class A-9/30/94                              6.04%           3.12%            -              7.15%
Class B-10/3/94                              6.42%           3.31%            -              7.32%
Class C-1/5/96                               8.87%           3.62%            -              7.31%
Class K-10/3/96                              9.99%           4.08%            -              6.63%
Class Y-10/3/94                             10.13%           4.27%            -              8.02%
SMALL-CAP VALUE FUND
Class A-1/10/97                              2.59%           6.95%            -              9.18%
Class B-2/11/97                              2.82%           7.19%            -              8.75%
Class C-1/13/97                              5.29%           7.40%            -              9.57%
Class K-12/31/96                             6.34%           7.97%            -             10.33%
Class Y-12/26/96                             6.52%           8.16%            -             10.64%
SMALL COMPANY GROWTH FUND
Class A-11/23/92                           (17.40)%         (5.59)%           -              3.58%
Class B-4/28/94                            (17.46)%         (5.67)%           -              2.91%
Class C-9/26/95                            (15.63)%         (5.49)%           -              0.75%
Class K-11/23/92                           (14.78)%         (5.00)%           -              3.99%
Class Y-12/1/91                            (14.71)%         (4.85)%        5.65%             5.62%
TAX-FREE BOND FUND
Class A-10/9/95                              2.15%           4.35%            -              4.18%
Class B-12/6/94                              1.07%           4.00%            -              4.72%
Class C-7/7/98                               3.51%              -             -              4.15%
Class K-7/5/94                               4.74%           5.04%            -              4.95%
Class Y-7/21/94                              4.95%           5.29%            -              5.12%
TAX-FREE SHORT & INTERMEDIATE BOND FUND
Class A-11/30/92                             1.58%           3.65%            -              3.30%
Class B-5/16/96                              0.56%           3.34%            -              3.54%
Class C-7/8/98                               2.99%              -             -              3.51%
Class K-2/9/87                               4.24%           4.37%         3.77%             4.01%
Class Y-12/17/92                             4.39%           4.60%            -              3.87%
U.S. GOVERNMENT INCOME FUND
Class A-7/28/94                              2.90%           3.68%            -              3.99%
Class B-9/6/95                               2.05%           3.67%            -              3.63%
Class C-8/12/96                              4.45%           3.91%            -              3.82%
Class K-7/5/94                               5.61%           4.42%            -              4.46%
Class Y-7/5/94                               5.71%           4.56%            -              4.61%


     Non-Standardized Performance - Aggregate Total Return. Each Fund that advertises its "aggregate total return" computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                        Aggregate Total Return = ERV-1
                                                 -----
                                                   P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds' average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares - currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A shares of the Bond Fund, International Bond Fund and Tax-Free Bond Funds; and the Funds' load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

     All Funds. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

                                      TAXES

     The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year ("Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies ("Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business.

     Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Funds and Tax-Free Money Market Fund) and will not be eligible for the dividends-received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Money Market Funds, the Funds will not typically derive net long-term capital gains.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds each year.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The Trust will be required in certain cases to withhold and remit to the United States Treasury 30% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

     Disposition of Shares. Upon the redemption, sale or exchange of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share of such Fund, a shareholder of such a Fund will not recognize gain or loss upon a sale or exchange of such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.


     Tax-Free Bond Funds and Tax-Free Money Market Fund. The Michigan Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Short & Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the value of the Fund's assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year.

     Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.


     Michigan Tax Considerations - Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund. Dividends paid by the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund that are derived from interest attributable to municipal obligations issued by the state of Michigan or its political subdivisions ("Michigan Municipal Obligations") will be exempt from Michigan income tax and the Michigan Single Business Tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan income tax and the Michigan Single Business Tax, even though the dividends may be exempt for Federal income tax purposes.


     In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from Federal income tax, are exempt from Michigan income tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan income tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the "adjusted tax base" of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with "business activity" in Michigan.

     The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan estate taxes and taxes measured by gain on the sale, payment, or other disposition thereof.

     International Equity Fund, International Growth Fund, Emerging Markets Fund and International Bond Fund. Income received by the International Equity Fund, the International Growth Fund, the Emerging Markets Fund and the International Bond Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

     Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If market discount is recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition of the debt security.

     Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked to market" (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

     Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

     Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

     Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called "excess distribution" with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

     Other Taxation. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     The Trust is a Delaware statutory trust. Under the Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust's Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of the Trust into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.


     Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in the Balanced Fund, Bond Fund, Cash Investment Fund, Emerging Markets Fund, Future Technology Fund, Healthcare Fund, Index 500 Fund, Intermediate Bond Fund, International Bond Fund, International Equity Fund, International Growth Fund, Large-Cap Value Fund, Michigan Tax-Free Bond Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, Tax-Free Bond Fund, Tax-Free Short & Intermediate Bond Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund. The shares of each Fund (other than the Future Technology Fund, Index 500 Fund, MidCap Select Fund, Power Plus Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares. The Future Technology Fund, MidCap Select Fund and Power Plus Fund offer Class A, Class B, Class II, Class K and Class Y shares. The Index 500 Fund offers only Class A, Class B, Class K and Class Y shares. The Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offer only Class A shares, Class K shares and Class Y shares.


     The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of each Fund. The Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Trust's, other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a

Fund's Class A shares, only Class B shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund's Class B shares, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Distribution and Service Plan as it relates to a Fund's Class C shares, only Class II shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Distribution and Service Plan as it relates to a Fund's Class II shares and only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Distribution and Service Plan as it relates to a Fund's Class K shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds of the Trust or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement, sub-advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular Fund.

     Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by the Trust.

     Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders' meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Trust's Declaration of Trust, as amended, authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's Board of Trustees may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

     Notwithstanding any provision of law requiring a greater vote of the Trust's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Trust's Declaration of Trust, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and the Trust's other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

                                OTHER INFORMATION

     Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Trust's independent auditors.

     Control Persons and Principal Holders of Securities. As of April 1, 2003, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds (when they were Predecessor Funds).

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
-----------------------------------------------------------------------------------------------------------
Cash Investment Fund-Class Y                 CALHOUN & CO                                 96.483
                                             C/O COMERICA BANK DETROIT
                                             ATTN VICKY FROEHLICH
                                             P O BOX 75000
                                             DETROIT MI 48275-3455
Tax-Free Money Market Fund-Class Y           CALHOUN & CO                                 95.403
                                             C/O COMERICA BANK DETROIT
                                             ATTN VICKY FROEHLICH
                                             P O BOX 75000
                                             DETROIT MI 48275-3455
U.S. Treasury Money Market Fund-Class  Y     CALHOUN & CO                                100.000
                                             C/O COMERICA BANK DETROIT
                                             ATTN VICKY FROEHLICH
                                             P O BOX 75000
                                             DETROIT MI 48275-3455
Small Company Growth Fund-Class  Y           CALHOUN & CO                                 89.876
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
-----------------------------------------------------------------------------------------------------------
Index 500 Fund-Class Y                       CALHOUN & CO                                92.954
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
International Equity Fund-Class  Y           CALHOUN & CO                                92.423
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Intermediate Bond Fund-Class Y               CALHOUN & CO                                97.160
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Bond Fund-Class Y                            CALHOUN & CO                                99.537
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Tax-Free Short & Intermediate Bond- Class Y  CALHOUN & CO                                86.221
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Tax-Free Short & Intermediate Bond Class Y   JOAN M LINVILLE TTEE                        12.788
                                             JOAN M LINVILLE LIVING TRUST
                                             U/A DTD 03/22/2001
                                             7896 WINFIELD DR SW
                                             BRIGHTON MI 48116
Balanced Fund-Class Y                        CALHOUN & CO                                54.797
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Balanced Fund-Class Y                        CHARTER TOWNSHIP OF CLINTON                 23.834
                                             PUBLIC EMPLOYEE HEALTH CARE FUND
                                             40700 ROMEO PLANK
                                             CLINTON TOWNSHIP MI 48038
Balanced Fund-Class Y                        COMERICA BANK FBO                           12.778
                                             HENRY FORD HLTH SYS RETIRE SVGS
                                             ATTN: MUTUAL FUND UNIT / MC3446
                                             P.O. BOX 75000 / MC3446 DETROIT, MI
                                             48275

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
---------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund-Class Y          CALHOUN & CO                                 63.740
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Michigan Tax-Free Bond Fund-Class Y          KIKI NICK                                    29.617
                                             591 RENAUD
                                             GROSSE POINTE WOODS MI 48236
Tax-Free Bond Fund-Class Y                   CALHOUN & CO                                 87.289
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Tax-Free Bond Fund-Class Y                   MAXINE M MARSHKE                             12.227
                                             11387 SPENS LANE
                                             LACHINE MI 49753-0000
Large-Cap Value Fund-Class Y                 CALHOUN & CO                                 81.233
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Large-Cap Value Fund-Class Y                 MUNDER FUND OF FUNDS                         15.688
                                             ATTN DAWN MCKENDRICK
                                             MUNDER CAPITAL MANAGEMENT
                                             480 PIERCE STREET
                                             BIRMINGHAM MI 48009
U.S. Government Income Fund-Class Y          CALHOUN & CO                                 99.189
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Multi-Season Growth Fund-Class Y             CALHOUN & CO                                 79.748
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Multi-Season Growth Fund-Class Y             MUNDER FUND OF FUNDS                         15.334
                                             ATTN DAWN MCKENDRICK
                                             MUNDER CAPITAL MANAGEMENT
                                             480 PIERCE STREET
                                             BIRMINGHAM MI 48009
Real Estate Equity Investment Fund-Class Y   CALHOUN & CO                                 81.729
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
---------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund-Class Y   FIFTH THIRD BANK TTEE FBO                     5.467
                                             SHAPE CORP RET TRUST 32
                                             PO BOX 630074
                                             CINCINNATI OH 45263
International Bond Fund-Class Y              CALHOUN & CO                                 99.441
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
NetNet Fund-Class Y                          CALHOUN & CO                                 31.267
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
NetNet Fund-Class Y                          STERLING TRUST CO TTEE                       18.813
                                             FBO MUNDER CAPITAL MANAGEMENT
                                             1380 LAWRENCE ST STE 1400
                                             DENVER CO 80204
NetNet Fund-Class Y                          HIGHLANDS COMPANY OF DELAWARE                 9.389
                                             2301 MITCHELL PARK DR
                                             PETOSKEY MI 49770
NetNet Fund-Class Y                          MAC & CO A/C VHSF3001102                      7.078
                                             MUTUAL FUND OPS-TC
                                             PO BOX 3198
                                             PITTSBURGH PA 15230
Micro-Cap Equity Fund-Class Y                CALHOUN & CO                                 44.005
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Micro-Cap Equity Fund-Class Y                FIFTH THIRD BANK TTEE FBO                    11.521
                                             SHAPE CORP RET TRUST 32
                                             PO BOX 630074
                                             CINCINNATI OH 45263
Micro-Cap Equity Fund-Class Y                MUNDER FUND OF FUNDS                          9.557
                                             ATTN DAWN MCKENDRICK
                                             MUNDER CAPITAL MANAGEMENT
                                             480 PIERCE STREET
                                             BIRMINGHAM MI 48009
Micro-Cap Equity Fund-Class Y                JOHN P RICHARDSON GEN PRTNR                   7.885
                                             RICHARDSON FAMILY LIMITED PRTNRSHP
                                             3452 BALFOUR DR
                                             TROY MI 48084
Micro-Cap Equity Fund-Class Y                STERLING TRUST CO TTEE                        6.678
                                             FBO MUNDER CAPITAL MANAGEMENT
                                             1380 LAWRENCE ST STE 1400
                                             DENVER CO 80204

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
---------------------------------------------------------------------------------------------------------
Small-Cap Value Fund-Class Y                 CALHOUN & CO                                 74.283
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Small-Cap Value Fund-Class Y                 MUNDER FUND OF FUNDS                          6.222
                                             ATTN DAWN MCKENDRICK
                                             MUNDER CAPITAL MANAGEMENT
                                             480 PIERCE STREET
                                             BIRMINGHAM MI 48009
Small-Cap Value Fund-Class Y                 FIFTH THIRD BANK TTEE FBO                     5.586
                                             SHAPE CORP RET TRUST 32
                                             PO BOX 630074
                                             CINCINNATI OH 45263
MidCap Select Fund-Class Y                   CALHOUN & CO                                 60.221
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
MidCap Select Fund-Class Y                   MUNDER FUND OF FUNDS                         22.083
                                             ATTN DAWN MCKENDRICK
                                             MUNDER CAPITAL MANAGEMENT
                                             480 PIERCE STREET
                                             BIRMINGHAM MI 48009
MidCap Select Fund-Class Y                   FIFTH THIRD BANK TTEE FBO                     6.992
                                             SHAPE CORP RET TRUST 32
                                             PO BOX 630074
                                             CINCINNATI OH 45263
Future Technology Fund-Class Y               CALHOUN & CO                                 40.777
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Future Technology Fund-Class Y               MUNDER FUND OF FUNDS                         32.022
                                             ATTN DAWN MCKENDRICK
                                             MUNDER CAPITAL MANAGEMENT
                                             480 PIERCE STREET
                                             BIRMINGHAM MI 48009
Future Technology Fund-Class Y               FIFTH THIRD BANK TTEE FBO                     8.924
                                             SHAPE CORP RET TRUST 32
                                             PO BOX 630074
                                             CINCINNATI OH 45263
Future Technology Fund-Class Y               STERLING TRUST CO TTEE                        6.217
                                             FBO MUNDER CAPITAL MANAGEMENT
                                             1380 LAWRENCE ST STE 1400
                                             DENVER CO 80204

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
---------------------------------------------------------------------------------------------------------
Power Plus Fund-Class Y                      MUNDER FUND OF FUNDS                         69.402
                                             ATTN DAWN MCKENDRICK
                                             MUNDER CAPITAL MANAGEMENT
                                             480 PIERCE STREET
                                             BIRMINGHAM MI 48009
Power Plus Fund-Class Y                      RICHARD A GIESEN                              9.576
                                             1070 N ELM TREE RD
                                             LAKE FOREST IL 60045-0000
Power Plus Fund-Class Y                      STERLING TRUST CO TTEE                        6.416
                                             FBO MUNDER CAPITAL MANAGEMENT
                                             1380 LAWRENCE ST STE 1400
                                             DENVER CO 80204
International Growth Fund-Class Y            CALHOUN & CO                                 89.349
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
International Growth Fund-Class Y            FIFTH THIRD BANK TTEE FBO                     6.022
                                             SHAPE CORP RET TRUST 32
                                             PO BOX 630074
                                             CINCINNATI OH 45263
Emerging Markets Fund-Class Y                CALHOUN & CO                                 89.596
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Healthcare Fund-Class Y                      CALHOUN & CO                                 81.438
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Healthcare Fund-Class Y                      STERLING TRUST CO TTEE                        6.462
                                             FBO MUNDER CAPITAL MANAGEMENT
                                             1380 LAWRENCE ST STE 1400
                                             DENVER CO 80204
Cash Investment Fund-Class K                 CALHOUN & CO                                 99.945
                                             C/O COMERICA BANK DETROIT
                                             ATTN VICKY FROEHLICH
                                             P O BOX 75000
                                             DETROIT MI 48275-3455
Tax-Free Money Market Fund-Class K           CALHOUN & CO                                 99.903
                                             C/O COMERICA BANK DETROIT
                                             ATTN VICKY FROEHLICH
                                             P O BOX 75000
                                             DETROIT MI 48275-3455

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund-Class K      CALHOUN & CO                                 100.000
                                             C/O COMERICA BANK DETROIT
                                             ATTN VICKY FROEHLICH
                                             P O BOX 75000
                                             DETROIT MI 48275-3455
Small Company Growth Fund-Class K            CALHOUN & CO                                  99.734
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Index 500 Fund-Class K                       CALHOUN & CO                                  99.859
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
International Equity Fund-Class K            CALHOUN & CO                                  99.959
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Intermediate Bond Fund-Class K               CALHOUN & CO                                  99.689
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Bond Fund-Class K                            CALHOUN & CO                                  99.802
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Tax-Free Short & Intermediate Bond-Class K   CALHOUN & CO                                  99.900
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Balanced Fund-Class K                        CALHOUN & CO                                 100.000
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Michigan Tax-Free Bond Fund-Class K          CALHOUN & CO                                  99.985
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
---------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund-Class K                   CALHOUN & CO                                  99.929
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Large-Cap Value Fund-Class K                 CALHOUN & CO                                  99.913
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
U.S. Government Income Fund-Class K          CALHOUN & CO                                  99.793
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Multi-Season Growth Fund-Class K             CALHOUN & CO                                  95.868
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Real Estate Equity Investment Fund-Class K   CALHOUN & CO                                 100.000
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
International Bond Fund-Class K              CALHOUN & CO                                  99.960
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
NetNet Fund-Class K                          CALHOUN & CO                                  98.929
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Micro-Cap Equity Fund-Class K                CALHOUN & CO                                  97.232
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Small-Cap Value Fund-Class K                 CALHOUN & CO                                 100.000
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446

                                                                                   Percentage of Class
Name of Fund and Class                       Name and Address                      Outstanding (%)
---------------------------------------------------------------------------------------------------------
MidCap Select Fund-Class K                   CALHOUN & CO                                 100.000
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Future Technology Fund-Class K               CALHOUN & CO                                 100.000
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Power Plus Fund-Class K                      CALHOUN & CO                                  90.086
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Power Plus Fund-Class K                      MUNDER CAPITAL MGMT                            9.895
                                             ATTN KIM WINEK
                                             480 PIERCE ST
                                             BIRMINGHAM MI 48103
International Growth Fund-Class K            CALHOUN & CO                                 100.000
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Emerging Markets Fund-Class K                CALHOUN & CO                                  99.996
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Healthcare Fund-Class K                      CALHOUN & CO                                  74.442
                                             C/O COMERICA BANK
                                             ATTN MUTUAL FUNDS UNIT MC 3446
                                             PO BOX 75000
                                             DETROIT MI 48275-3446
Healthcare Fund-Class K                      SEMA AND CO                                   19.576
                                             12 E 49ST 41FL
                                             NEW YORK, NY 10017
Cash Investment Fund-Class A                 NATIONAL FINANICAL SERVICES CORP              85.189
                                             FOR THE EXCLUSIVE BENEFIT OF
                                             OUR CUSTOMERS
                                             ATTN: MUTUAL FUNDS 5TH FL
                                             P O BOX 3908 CHURCH STREET STATION
                                             NEW YORK NY 10008-3908
Tax-Free Money Market Fund-Class A           NATIONAL FINANICAL SERVICES CORP              98.004
                                             FOR THE EXCLUSIVE BENEFIT OF
                                             OUR CUSTOMERS
                                             ATTN: MUTUAL FUNDS 5TH FL
                                             P O BOX 3908 CHURCH STREET STATION
                                             NEW YORK NY 10008-3908

                                                                                        Percentage of Class
Name of Fund and Class                       Name and Address                           Outstanding (%)
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund-Class A      NATIONAL FINANICAL SERVICES CORP                 88.882
                                             FOR THE EXCLUSIVE BENEFIT OF
                                             OUR CUSTOMERS
                                             ATTN: MUTUAL FUNDS 5TH FL
                                             P O BOX 3908 CHURCH STREET STATION
                                             NEW YORK NY 10008-3908
Small Company Growth Fund-Class A            MERRILL LYNCH PIERCE FENNER & SMITH FBO          19.815
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Small Company Growth Fund-Class A            NFSC FEBO                                         7.234
                                             NFSC/FMTC IRA
                                             FBO MARTIN E LAKER
                                             2120 BLOOMFIELD WOODS CT
                                             WEST BLOOMFIELD MI 48323
Index 500 Fund-Class A                       MERRILL LYNCH PIERCE FENNER & SMITH FBO          18.303
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
International Equity Fund-Class A            LASALLE BANK NATIONAL ASSOCIATION                19.161
                                             OMNIBUS 76
                                             P O BOX 1443
                                             CHICAGO IL 60690-1443
International Equity Fund-Class A            MERRILL LYNCH PIERCE FENNER & SMITH FBO           8.381
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Intermediate Bond Fund-Class A               MERRILL LYNCH PIERCE FENNER & SMITH FBO           8.338
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Intermediate Bond Fund-Class A               STERLING TRUST CO TTEE                            5.352
                                             FBO PEAKER SERVICES INC
                                             1380 LAWRENCE STREET SUITE 1400
                                             DENVER CO 80204
Bond Fund-Class A                            CIRCLE TRUST COMPANY CO CUST FBO                 30.772
                                             GOLDK OMNIBUS ACCOUNT
                                             METRO CENTER
                                             ONE STATION PLACE
                                             STAMFORD CT 06902

                                                                                        Percentage of Class
Name of Fund and Class                       Name and Address                           Outstanding (%)
--------------------------------------------------------------------------------------------------------------
Bond Fund-Class A                            MERRILL LYNCH PIERCE FENNER & SMITH FBO           9.555
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Bond Fund-Class A                            PAINEWEBBER FOR THE BENEFIT OF                    7.041
                                             COMERICA BANK,TTEE EMORY FORD
                                             RESIDUARY T/U/W DTD 7/31/70
                                             (MUTUAL FUND ACCT)
                                             500 WOODWARD AVE MC 3300
                                             DETROIT MI 48226-3416
Tax-Free Short & Intermediate Bond -Class A  MERRILL LYNCH PIERCE FENNER & SMITH FBO          61.093
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Tax-Free Short & Intermediate Bond -Class A  DAVID M LIETZKE &                                 9.155
                                             NANCY K LIETZKE TTEES
                                             THE LIETZKE FAMILY TRUST
                                             U/A DTD 05/26/1993
                                             21847 VILLA OAKS LN
                                             SARATOGA CA 95070
Balanced Fund-Class A                        MERRILL LYNCH PIERCE FENNER & SMITH FBO          20.946
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Balanced Fund-Class A                        COMMUNITY BANK NA CUST                           15.022
                                             FBO HANYS 401K PLAN
                                             6 RHOADES DRIVE
                                             UTICA NY 13502
Balanced Fund-Class A                        WELLS FARGO BANK WEST NA CUST                     5.101
                                             FBO COUNTY OF TULARE
                                             DEFERRED COMPENSATION PLAN
                                             C/O GREAT-WEST
                                             8515 E ORCHARD RD APT 2T2
                                             ENGLEWOOD CO 80111-5037
Michigan Tax-Free Bond Fund-Class A          ROBERT W BAIRD & CO. INC.                        18.556
                                             777 EAST WISCONSIN AVENUE
                                             MILWAUKEE WI 53202-5391
Michigan Tax-Free Bond Fund-Class A          SUZANNE MCKEOWN                                   5.637
                                             9669 STEEP HOLLOW DR
                                             WHITE LAKE MI 48386

                                                                                         Percentage of Class
Name of Fund and Class                       Name and Address                            Outstanding (%)
---------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund-Class A          NFSC FEBO                                           5.567
                                             TIMOTHY LOWELL WESTBAY TTEE
                                             TIMOTHY LOWELL WESTBAY REV
                                             LIVING TR, U/A 3/8/83
                                             46502 DARWOOD CT.
                                             PLYMOUTH MI 48170
Michigan Tax-Free Bond Fund-Class A          CAROL JOY VAERTEN                                   5.119
                                             4190 BROWN CITY ROAD
                                             BROWN CITY MI 48146-0000
Tax-Free Bond Fund-Class A                   MERRILL LYNCH PIERCE FENNER & SMITH FBO            39.352
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Tax-Free Bond Fund-Class A                   NFSC FEBO                                           5.354
                                             PAMELA J ZIOMEK TTEE
                                             PAMELA J ZIOMEK TRUST
                                             U/A 6/15/94
                                             157 CHUNILOTI WAY
                                             LOUDON TN 37774
Large-Cap Value Fund-Class A                 MERRILL LYNCH PIERCE FENNER & SMITH FBO             9.015
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
U.S. Government Income Fund-Class A          MERRILL LYNCH PIERCE FENNER & SMITH FBO             7.149
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Multi-Season Growth Fund-Class A             MERRILL LYNCH PIERCE FENNER & SMITH FBO            30.624
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Real Estate Equity Investment Fund-Class A   MERRILL LYNCH PIERCE FENNER & SMITH FBO            27.609
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

                                                                                          Percentage of Class
Name of Fund and Class                       Name and Address                             Outstanding (%)
--------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund -Class A  NFSC FEBO                                         6.812
                                             GORDON B & HILDA B LOWELL TTEE
                                             LOWELL-KANGAS & ASSOC OF ST
                                             LOUIS P/S TR, U/A 12/6/72
                                             2055 NORTH BALLAS ROAD
                                             ST LOUIS MO 63131
Real Estate Equity Investment Fund -Class A  INDUSTRICORP & CO FBO                             5.299
                                             312 CENTRAL AVE SE STE 508
                                             MINNEAPOLIS MN  55414
International Bond Fund -Class A             H&R BLOCK FINANCIAL ADVISORS                     34.395
                                             THE DIME BUILDING
                                             719 GRISWOLD STREET, STE 1700
                                             DETROIT, MI 48226
International Bond Fund -Class A             LEHMAN BROTHERS, INC.                            27.037
                                             101 HUDSON STREET, 31ST FLOOR
                                             JERSEY CITY, NJ 07302
                                             WEXFORD CLEARING SERVICES CORP
International Bond Fund- Class A             FBO                                               8.508
                                             ALLESCO,LTD. CHARLOTTE
                                             HOUSE,CHARLOTTE ST. P.O. BOX N65
                                             2ND FLOOR
                                             NASSAU
                                             THE BAHAMAS
International Bond Fund -Class A             WEXFORD CLEARING SERVICES CORP FBO                7.912
                                             STRATEGIC ALLIANCE PTRNS, LLC
                                             30 S WACKER DR STE 1920
                                             CHICAGO  IL 60606-7400
                                             MERRILL LYNCH PIERCE FENNER & SMITH
NetNet Fund- Class A                         FBO                                              17.198
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Micro-Cap Equity Fund-Class A                FBO                                              12.899
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Micro-Cap Equity Fund-Class A                CHARLES SCHWAB & CO INC                          10.322
                                             SPECIAL CUSTODY ACT FOR THE
                                             BENEFIT OF CUSTOMERS
                                             ATTN MUTUAL FUNDS
                                             101 MONTGOMERY STREET
                                             SAN FRANCISCO CA 94104

                                                                                          Percentage of Class
Name of Fund and Class                       Name and Address                             Outstanding (%)
--------------------------------------------------------------------------------------------------------------
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Small-Cap Value Fund-Class A                 FBO                                              12.694
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Small-Cap Value Fund-Class A                 CIRCLE TRUST COMPANY CO CUST FBO                  7.829
                                             GOLDK OMNIBUS ACCOUNT
                                             METRO CENTER
                                             ONE STATION PLACE
                                             STAMFORD CT 06902
Small-Cap Value Fund-Class A                 CARN & CO                                         5.269
                                             FBO KASLE STEEL CORP SVGS PLAN
                                             ATTN: MUTUAL FUNDS-STAR
                                             PO BOX 96211
                                             WASHINGTON, DC 20090-6211
MidCap Select Fund- Class A                  STERLING TRUST CO CUST                            8.795
                                             FBO DYNAMICSOFT INC
                                             1380 LAWRENCE ST STE 1400
                                             DENVER CO 80204
                                             MERRILL LYNCH PIERCE FENNER & SMITH
MidCap Select Fund- Class A                  FBO                                               7.451
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
MidCap Select Fund- Class A                  SECURITY TRUST CO TTEE FBO                        6.912
                                             GOLDEN STATE FOODS CORP SALARIED
                                             401 K SAVINGS & RETIREMENT PLAN
                                             2390 EAST CAMELBACK RD STE 240
                                             PHOENIX AZ 85016
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Future Technology Fund- Class A              FBO                                               9.012
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Power Plus Fund -Class A                     FBO                                              19.989
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
International Growth Fund-Class A            NATIONAL INVESTOR SERVICES FBO                   22.442
                                             508-21814-12
                                             55 WATER STREET,32ND FLOOR
                                             NEW YORK NY 10041

                                                                                          Percentage of Class
Name of Fund and Class                       Name and Address                             Outstanding (%)
--------------------------------------------------------------------------------------------------------------
International Growth Fund-Class A            NATIONAL INVESTOR SERVICES FBO                  21.320
                                             55 WATER STREET,32ND FLOOR
                                             NEW YORK NY 10041
International Growth Fund-Class A            SARAH M REPEL                                    5.963
                                             543 SHERIDAN RD
                                             EVANSTON IL  60202-0000
International Growth Fund-Class A            E CURTIS MATTHEWS JR                             5.540
                                             1420 DAVIS ST
                                             EVANSTON IL 60201
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Emerging Markets Fund-Class A                FBO                                             16.280
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Emerging Markets Fund-Class A                CHARLES SCHWAB & CO INC                          7.409
                                             SPECIAL CUSTODY ACT FOR THE
                                             BENEFIT OF CUSTOMERS
                                             ATTN MUTUAL FUNDS
                                             101 MONTGOMERY STREET
                                             SAN FRANCISCO CA 94104
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Healthcare Fund-Class A                      FBO                                             18.410
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Small Company Growth Fund-Class  B           FBO                                             52.040
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Index 500 Fund - Class B                     FBO                                             29.679
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
International Equity Fund-Class  B           FBO                                             29.116
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

                                                                                          Percentage of Class
Name of Fund and Class                       Name and Address                             Outstanding (%)
--------------------------------------------------------------------------------------------------------------
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Intermediate Bond Fund-Class B               FBO                                              47.705
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Bond Fund-Class B                            FBO                                              36.288
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Tax-Free Short & Intermediate Bond -Class B  FBO                                              57.611
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Balanced Fund-Class B                        FBO                                              25.042
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Michigan Tax-Free Bond Fund-Class B          FBO                                              26.072
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Michigan Tax-Free Bond Fund-Class B          PERSHING LLC                                     10.475
                                             P.O. BOX 2052
                                             JERSEY CITY, NJ 07303-9998
Michigan Tax-Free Bond Fund-Class B          RAYMOND JAMES & ASSOC INC                         9.548
                                             FBO LEVALLEY EDITH
                                             880 CARILLON PKWY
                                             ST PETERSBURG  FL 33716
Michigan Tax-Free Bond Fund-Class B          SALOMON SMITH BARNEY INC.                         7.248
                                             333 WEST 34TH ST - 3RD FLOOR
                                             NEW YORK, NEW YORK 10001
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Tax-Free Bond Fund-Class B                   FBO                                              35.603
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

                                                                                         Percentage of Class
Name of Fund and Class                       Name and Address                            Outstanding (%)
-----------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund-Class B                   WELLS FARGO BANK MN NA FBO                       11.468
                                             PARKER FAMILY
                                             PO BOX 1533
                                             MPLS MN 55480
Tax-Free Bond Fund-Class B                   FIRST CLEARING CORPORATION                        7.535
                                             DOROTHY A ZAHN
                                             547 SYLVAN ROAD
                                             RIVER VALE NJ 07675
Large-Cap Value Fund-Class B                 MERRILL LYNCH PIERCE FENNER & SMITH FBO          43.790
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
U.S. Government Income Fund-Class B          MERRILL LYNCH PIERCE FENNER & SMITH FBO          39.671
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Multi-Season Growth Fund-Class B             MERRILL LYNCH PIERCE FENNER & SMITH FBO          29.820
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Real Estate Equity Investment Fund- Class B  MERRILL LYNCH PIERCE FENNER & SMITH FBO          29.228
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Real Estate Equity Investment Fund-Class B   PRUDENTIAL SECURITIES INC. FBO                    5.033
                                             RICHARD A AUHLL
                                             INVESTMENT ACCOUNT
                                             700 UTE AVE STE 710
                                             ASPEN CO 81611-2195
International Bond Fund -Class B             MERRILL LYNCH PIERCE FENNER & SMITH FBO          15.242
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
International Bond Fund-Class B              RBC DAIN RAUSCHER FBO                             6.759
                                             BOOG-SCOTT FAM LTD PARTNERSHIP
                                             JOHN BOOG-SCOTT GEN'L PARTNER
                                             4232 DANMIRE
                                             RICHARDSON TX 5082

                                                                                         Percentage of Class
Name of Fund and Class                       Name and Address                            Outstanding (%)
-----------------------------------------------------------------------------------------------------------------
International Bond Fund-Class B              FIRST CLEARING CORPORATION                        6.749
                                             ROY WEDGE &
                                             4016 CHAMPIONS DRIVE
                                             LUFKIN TX 75901-7755
International Bond Fund-Class B              MORGAN KEEGAN & COMPANY, INC.                     5.458
                                             FBO MORGAN KEEGAN C/F
                                             WILLIAM MICHAEL COX IRA
                                             4487 OLD COUNTRY WAY
                                             SNELLVILLE GA 30039
NetNet Fund-Class B                          MERRILL LYNCH PIERCE FENNER & SMITH FBO          24.092
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Micro-Cap Equity Fund-Class B                MERRILL LYNCH PIERCE FENNER & SMITH FBO          25.544
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Small-Cap Value Fund-Class B                 MERRILL LYNCH PIERCE FENNER & SMITH FBO          38.613
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
MidCap Select Fund-Class B                   MERRILL LYNCH PIERCE FENNER & SMITH FBO          26.550
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Future Technology Fund-Class B               MERRILL LYNCH PIERCE FENNER & SMITH FBO          19.399
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Power Plus Fund-Class B                      MERRILL LYNCH PIERCE FENNER & SMITH FBO          33.077
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

                                                                                          Percentage of Class
Name of Fund and Class                       Name and Address                             Outstanding (%)
--------------------------------------------------------------------------------------------------------------
                                             MERRILL LYNCH PIERCE FENNER & SMITH
International Growth Fund-Class B            FBO                                             22.433
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
International Growth Fund-Class B            FIRST CLEARING CORPORATION                       5.641
                                             MARTHA SEWELL (IRA)
                                             FCC AS CUSTODIAN
                                             2857 PLAZA ROJO
                                             SANTA FE NM  87507-6521
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Emerging Markets Fund-Class B                FBO                                             29.675
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Healthcare Fund-Class B                      FBO                                             29.298
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Cash Investment Fund-Class C                 PFPC TRUST COMPANY AS CUSTODIAN                  5.237
                                             JOSEPH P NAGY TRANS/IRA
                                             21917 HUNTMASTER DR
                                             LAYTONSVILLE MD 20882
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Small Company Growth Fund-Class  C           FBO                                             39.033
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
International Equity Fund - Class  C         FBO                                             65.589
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
International Equity Fund - Class  C         PFPC TRUST COMPANY AS CUSTODIAN                  5.680
                                             FBO THOMAS F CASEY
                                             R/O IRA
                                             19 W EMERSON STREET
                                             MELROSE MA 02176

                                                                                          Percentage of Class
Name of Fund and Class                       Name and Address                             Outstanding (%)
--------------------------------------------------------------------------------------------------------------
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Intermediate Bond Fund - Class C             FBO                                             48.453
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Bond Fund - Class C                          FBO                                             49.275
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Bond Fund - Class C                          PAINEWEBBER FOR THE BENEFIT OF                   5.573
                                             ELSA E. STARRELLS SUCC TTEE
                                             FBO THE KUN FAMILY TRUST
                                             DTD 9-27-90.
                                             295 BUCKINGHAM WAY #303
                                             SAN FRANCISCO    CA 94132-1803
Tax-Free Short & Intermediate Bond - Class   MERRILL LYNCH PIERCE FENNER & SMITH
C                                            FBO                                             54.777
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Tax-Free Short & Intermediate Bond - Class
C                                            PAINEWEBBER FOR THE BENEFIT OF                   8.013
                                             SOPHIA G. COLOVOS TRUST
                                             DTD 1/31/97
                                             SOPHIA G COLOVOS TTEE
                                             6141 LANDING BOULEVARD
                                             LADY LAKE FL 32159-5942
Tax-Free Short & Intermediate Bond - Class
C                                            GREGORY J SCHWARTZ & CO IN FBO                   7.978
                                             DONALD L GUNDLE
                                             MARIE J GUNDLE
                                             JT TEN/WROS
                                             34411 QUAKER VALLEY
                                             FARMINGTON HLS  MI  48331
Tax-Free Short & Intermediate Bond - Class
C                                            LPL FINANCIAL SERVICES                           7.367
                                             9785 TOWNE CENTRE DRIVE
                                             SAN DIEGO CA  92121-1968
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Balanced Fund - Class C                      FBO                                             27.594
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

                                                                                           Percentage of Class
Name of Fund and Class                       Name and Address                              Outstanding (%)
---------------------------------------------------------------------------------------------------------------
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Michigan Tax-Free Bond Fund-Class  C         FBO                                              94.550
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Tax-Free Bond Fund - Class C                 FBO                                              55.214
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Tax-Free Bond Fund - Class C                 PRUDENTIAL SECURITIES INC. FBO                   10.665
                                             MRS ASAKO SHIBATA TTEE
                                             ASAKO SHIBATA, TRUSTEE OF THE
                                             ASAKO SHIBATA TRUST UA DTD
                                             GARDENA          CA 90247-5617
Tax-Free Bond Fund - Class C                 PAINEWEBBER FOR THE BENEFIT OF                    5.408
                                             ELAINE C IACIOFOLI TTEE
                                             BY ELAINE C IACIOFOLI
                                             UAD 4/21/1997
                                             15096 CORBY CT
                                             WELLINGTON FL 33414-8372
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Large-Cap Value Fund- Class C                FBO                                              30.852
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
U.S. Government Income Fund - Class C        FBO                                              41.078
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Multi-Season Growth Fund - Class C           FBO                 49.780
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MERRILL LYNCH PIERCE FENNER & SMITH
Real Estate Equity Investment Fund -Class C  FBO                                              25.329
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

                                                                                           Percentage of Class
Name of Fund and Class                       Name and Address                              Outstanding (%)
---------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund -Class C  A G EDWARDS & SONS INC FBO                         5.372
                                             GRACE R BAUER &
                                             ERWIN A BAUER TTEE
                                             ONE NORTH JEFFERSON
                                             ST LOUIS MO  63103-2287
Real Estate Equity Investment Fund -Class C  A G EDWARDS & SONS INC FBO                         5.276
                                             DICK RICE TTEE
                                             EVELYN E CLAXTON
                                             ONE NORTH JEFFERSON
                                             ST LOUIS MO  63103-2287
International Bond Fund -Class C             MERRILL LYNCH PIERCE FENNER & SMITH FBO           21.809
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
International Bond Fund -Class C             LEHMAN BROTHERS, INC.                              6.695
                                             101 HUDSON STREET, 31ST FLOOR
                                             JERSEY CITY, NJ 07302
International Bond Fund -Class C             LPL FINANCIAL SERVICES                             6.520
                                             9785 TOWNE CENTRE DRIVE
                                             SAN DIEGO CA  92121-1968
International Bond Fund- Class C             PRUDENTIAL SECURITIES INC. FBO                     6.467
                                             MR STUART B HIRSCH
                                             11 EAST PKWY
                                             CLIFTON          NJ 07014-1201
International Bond Fund -Class C             PRUDENTIAL SECURITIES INC. FBO                     5.119
                                             GAIL SULLINGER PS PLAN DTD
                                             FBO MRS GAIL SULLINGER
                                             27 GLEN DR
                                             BARDONIA         NY 10954-1507
NetNet Fund- Class C                         MERRILL LYNCH PIERCE FENNER & SMITH FBO           30.278
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Micro-Cap Equity Fund-Class C                MERRILL LYNCH PIERCE FENNER & SMITH FBO           36.541
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Small-Cap Value Fund-Class C                 MERRILL LYNCH PIERCE FENNER & SMITH FBO           47.738
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

                                                                                     Percentage of Class
Name of Fund and Class                       Name and Address                        Outstanding (%)
-----------------------------------------------------------------------------------------------------------
International Growth Fund-Class C            PAINEWEBBER FOR THE BENEFIT OF                  23.623
                                             AMBROSE HAMM TRUSTEE
                                             U/A/D 3/26/1982
                                             FBO: KEITH HAMM SR TRUST
                                             PO BOX 955
                                             BRANCHVILLE  NJ 07826-0955
International Growth Fund -Class C           MERRILL LYNCH PIERCE FENNER & SMITH FBO         11.427
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
International Growth Fund-Class C            PERSHING LLC                                     7.994
                                             P.O. BOX 2052
                                             JERSEY CITY, NJ 07303-9998
International Growth Fund-Class C            PERSHING LLC                                     7.341
                                             P.O. BOX 2052
                                             JERSEY CITY, NJ 07303-9998
International Growth Fund-Class C            PAINEWEBBER FOR THE BENEFIT OF                   5.848
                                             RICHARD BEYRER
                                             CATHLEEN BEYRER JTWROS
                                             14 CHERYL CT
                                             MAHOPAC   NY 10541-2813
Emerging Markets Fund-Class C                PFPC TRUST COMPANY AS CUSTODIAN                  8.843
                                             FBO THOMAS F CASEY
                                             R/O IRA
                                             19 W EMERSON STREET
                                             MELROSE MA 02176
Emerging Markets Fund-Class C                MERRILL LYNCH PIERCE FENNER & SMITH FBO          8.389
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Emerging Markets Fund-Class C                PERSHING LLC                                     8.356
                                             P.O. BOX 2052
                                             JERSEY CITY, NJ 07303-9998
Emerging Markets Fund-Class C                NFSC FEBO                                        6.609
                                             ERNEST E ELLIOTT
                                             CATHY ELLIOTT
                                             35 WOODSIDE DRIVE
                                             BOLTON   MA 01740
Emerging Markets Fund-Class C                FERRIS, BAKER WATTS, INC                         5.796
                                             FBW C/F KIERNAN FRANCES B
                                             A/C 3202-1313
                                             3801 CANTERBURY ROAD #1002
                                             BALTIMORE MD   21218-2379

                                                                                     Percentage of Class
Name of Fund and Class                       Name and Address                        Outstanding (%)
-----------------------------------------------------------------------------------------------------------
Healthcare Fund-Class C                      MERRILL LYNCH PIERCE FENNER & SMITH FBO         27.836
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
                                             MUNDER CAPITAL MGMT                            100.000
                                             ATTN KIM WINEK
                                             480 PIERCE ST
                                             BIRMINGHAM MI 48103
MidCap Select Fund-Class II                  MERRILL LYNCH PIERCE FENNER & SMITH FBO         22.583
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Future Technology Fund- Class II             MERRILL LYNCH PIERCE FENNER & SMITH FBO         13.594
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484
Power Plus Fund-Class II                     MERRILL LYNCH PIERCE FENNER & SMITH FBO         20.938
                                             THE SOLE BENEFIT OF ITS CUSTOMERS
                                             ATTN FUND ADMINISTRATION (97XXX)
                                             4800 DEER LAKE DR E 2ND FL
                                             JACKSONVILLE FL 32246-6484

     As of April 1, 2003, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of all of the Funds except the Balanced Fund, Future Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund. As a result, Comerica Bank may be deemed to have control of one or more of the Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

     As of April 1, 2003, discretionary clients of MCM over which it has voting power collectively owned less that 1% of each Fund's outstanding shares, except with respect to the Balanced Fund (3.18%), Emerging Markets Fund (1.01%), MidCap Select Fund (27.41%), Real Estate Equity Investment Fund (10.44%), Small Company Growth Fund (2.59%) and Small-Cap Value Fund (7.12%).

     Shareholder Approvals. As used in this SAI and in the Prospectuses, a "majority of the outstanding shares" of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                             REGISTRATION STATEMENT

     This SAI and the Funds' Prospectuses do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

     Statements contained herein and in the Funds' Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds' registration statement, each such statement being qualified in all respects by such reference.


                         ANNUAL FUND OPERATING EXPENSES

     Unless otherwise noted, a Fund's expense ratio, identified as "Annual Fund Operating Expenses" in the prospectus expense tables, reflects that Fund's actual operating expenses for its most recent fiscal year as a percentage of the Fund's average net assets for the year. Because the percentage is based on a Fund's "average" net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain Funds), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

                              FINANCIAL STATEMENTS

     The financial statements of the Funds (when they were Predecessor Funds), including the notes thereto, dated June 30, 2002 have been audited by Ernst & Young LLP, independent auditors, and are incorporated by reference into this SAI from the Annual Report of the Funds, dated as of June 30, 2002. The information under the caption "Financial Highlights" for the period from commencement of operations through June 30, 2002, appearing in the related Prospectuses dated October 31, 2002, as supplemented through April 30, 2003, has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. In addition, unaudited financial statements of the Funds (when they were Predecessor Funds), dated December 31, 2002, are available in the Semi-Annual Report of the Funds dated December 31, 2002.

     The financial statements of the Trust for the period prior to the reorganization and redomiciliation of the Predecessor Funds as series of the Trust, which are attached, contain the following:

     .    Report of Ernst & Young LLP, Independent Auditors.
     .    Statement of Assets and Liability.
     .    Statement of Operations.
     .    Notes to Financial Statements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Board of Trustees and Shareholder of Munder Series Trust:

We have audited the accompanying statement of asset and liability of Munder Series Trust (the "Trust"), as of April 8, 2003, and the related statement of operations for the period from February 3, 2003 to April 8, 2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the Munder Series Trust at April 8, 2003, and the results of its operations for the period from February 3, 2003 to April 8, 2003, in conformity with accounting principles generally accepted in the United States.

                                       ERNST & YOUNG LLP
Boston, Massachusetts
April 8, 2003

                              Munder Series Trust
                        Statement of Asset and Liability
                                 April 8, 2003

ASSET:
  Cash                                       $117,000
                                             --------
          Total Asset                         117,000
                                             --------

LIABILITY:
  Due to affiliate                             17,000
                                             --------
          Total Liability                      17,000
                                             --------
          NET ASSETS                         $100,000
                                             ========

NET ASSETS CONSIST OF:
  Paid-in Capital                            $117,000
  Accumulated net investment loss             (17,000)
                                             --------
          NET ASSETS                         $100,000
                                             ========

                        See Notes to Financial Statements

                              Munder Series Trust
                            Statement of Operations
             For the Period From February 3, 2003 to April 8, 2003


INVESTMENT INCOME                                   $     -

EXPENSES:
   Trustee fees and expenses                           17,000
                                                      --------
           Total Expenses                              17,000
                                                      --------

NET INVESTMENT LOSS                                 $ (17,000)
                                                      ========


                       See Notes to Financial Statements

                              Munder Series Trust
                         Notes to Financial Statements
                                 April 8, 2003


1.   Organization

     Munder Series Trust (a Delaware Trust) (the "Trust") was organized on February 3, 2003 and has had no operations since that date other than matters relating to its organization. Munder Series Trust was formed solely for the purpose of completing an Agreement and Plan of Reorganization and Redomiciliation of each Fund of St. Clair Funds Inc., The Munder Framlington Funds Trust, The Munder Funds, Inc. and The Munder Funds Trust.

2.   Significant Accounting Policies

     Organization Costs: Cost relating to the organization of the Trust will be borne by Munder Capital Management, the sole contributor of capital to the Trust, except for $17,000 of Trustee fees and expenses.

     Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3.   Due to Affiliate

     Due to Affiliate represents a payable to Munder Capital Management to reimburse it for payments made to the Trustee on behalf of the Trust.

                                   APPENDIX A

- RATED INVESTMENTS -

CORPORATE BONDS

From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa":
     Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa":
     Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A":
     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa":
     Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba":
     Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B":
     Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa":
     Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA":
     Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA":
     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A":
     Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB":
     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC":
     Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

From Fitch Ratings, Inc. ("Fitch") description of its bond ratings:

"AAA":
     "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA":
     "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A":
     "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in economic conditions than is the case for higher ratings.

"BBB":
     "BBB" ratings indicated that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB":
     "BB" ratings indicate that there is a possibility of credit risk developing, particularly as a result of economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

"B":
     "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon sustained, favorable business and economic environment.

"CCC," "CC" and "C":
     Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business and economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

COMMERCIAL PAPER

     The rating "Prime-1 or P-1" is the highest commercial paper rating assigned by Moody's. These issuers (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return of funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Instruments rated "Prime-2 or P-2" are offered by issuers (or supporting institutions) that have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" is rated in the highest category assigned by S&P and indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated "A-1+." This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Commercial paper rated "A-2" by S&P is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     The highest rating category assigned by Fitch is "F1," which indicates the strongest capacity for timely payment of financial commitments. Certain obligations may be designated "F1+" to denote any exceptionally strong credit feature. Commercial paper rated "F2" represents a good credit quality with a satisfactory capacity for timely payment of financial commitments, but a margin of safety that is not as great as in the case of the higher ratings.

                                   APPENDIX B

     The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds may enter into certain futures transactions and options on futures contracts for hedging purposes. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short & Intermediate Bond Fund) may also write covered call options, buy put options, buy call options and write secured put options. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes, Government National Mortgage Association

(GNMA) modified pass-through mortgage-backed securities, three-month United States Treasury Bills, and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury Bonds ("Treasury Bonds"). The Advisor wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Advisor believes that, because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury Bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury Bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury Bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury Bonds. The advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 91/2%) in four months. The Fund might enter into futures contracts purchases of Treasury Bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or designated on the books of the Fund's Custodian for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     The advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II   INDEX FUTURES CONTRACTS

     General. A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks.

     Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

                PORTFOLIO                                      FUTURES
Anticipate buying $62,500 in Equity Securities       -Day Hedge is Placed-
                                                     Buying 1 Index Futures at 125
                                                     Value of Futures = $62,500/Contract

Buy Equity Securities with Actual Cost = $65,000     -Day Hedge is Lifted-
Increase in Purchase Price = $2,500                  Sell 1 Index Futures at 130
                                                     Value of Futures = $65,000/Contract
                                                     Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

FACTORS:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract - 125 x $500 =
$62,500 Portfolio Beta Relative to the Index = 1.0

                PORTFOLIO                                     FUTURES

Anticipate Selling $1,000,000 in Equity Securities   -Day Hedge is Placed-
                                                     Sell 16 Index Futures at 125
                                                     Value of Futures = $1,000,000

Equity Securities - Own Stock                        -Day Hedge is Lifted-
with Value = $960,000                                Buy 16 Index Futures at 120
Loss in Portfolio Value = $40,000                    Value of Futures = $960,000
                                                     Gain on Futures = $40,000

III. MARGIN PAYMENTS

     Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian in an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor or the Sub-Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or the Sub-Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor or the Sub-Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline. If this occurs, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

     In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or the Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to the Advisor's or the Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

V.   CURRENCY TRANSACTIONS

     A Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the SAI. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

     A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     A Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor or the Sub-Advisor considers that the Austrian schilling is correlated to the German mark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor or the Sub-Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor or the Sub-Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high-grade assets on the books of the Fund's Custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VI.  OPTIONS

     Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short & Intermediate Bond
Fund) may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see Currency Transactions above.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     In the case of writing a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with the Fund's Custodian. A Fund will limit its investment in uncovered put amount call options purchased or written by the Fund to 33 1/3% of the Fund's total assets. A Fund will write put options only if they are "secured" by cash or cash equivalents in a segregated account with the Fund's Custodian in an amount not less than the exercise price of the option at all times during the option period.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

     The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

VII. OPTIONS ON FUTURES CONTRACTS

     The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from(call) or sell to(put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VIII. OTHER MATTERS

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                               MUNDER SERIES TRUST

                Munder Institutional Government Money Market Fund
                     Munder Institutional Money Market Fund

                     Munder S&P(R) MidCap Index Equity Fund
         (formerly Munder Institutional S&P(R) MidCap Index Equity Fund)
                    Munder S&P(R) SmallCap Index Equity Fund
        (formerly Munder Institutional S&P(R) SmallCap Index Equity Fund)


                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2003



        This Statement of Additional Information ("SAI"), which has been filed with the Securities and Exchange Commission ("SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above ("Funds"). Munder Series Trust ("Trust") currently offers a thirty-one of investment portfolios, four of which are described in this SAI ("Funds"): Munder S&P(R) MidCap Index Equity Fund ("S&P(R) MidCap Index Equity Fund"), Munder S&P SmallCap Index Equity Fund ("S&P(R) SmallCap Index Equity Fund") (together, "Index Funds"), Munder Institutional Government Money Market Fund ("Government Money Market Fund") and Munder Institutional Money Market Fund ("Money Market Fund" and together, with the Government Money Market Fund, the "Money Market Funds"). The investment advisor for the Index Funds is Munder Capital Management ("Advisor" or "MCM"), through World Asset Management, a division of MCM. The investment advisor for the Money Market Funds is MCM.

        This SAI is not a prospectus, and should be read only in conjunction with the prospectus for each class of each Fund's shares, each dated April 30, 2003 (each a "Prospectus"). The financial statements for the Funds including the notes thereto, dated December 31, 2002, are incorporated by reference into this SAI from the annual reports of the Funds. A copy of each Prospectus or annual report may be obtained free of charge through Funds Distributor, Inc. ("Distributor"), or by calling the Funds at (800) 438-5789.


        An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
FUND HISTORY AND GENERAL INFORMATION.................................     3
FUND INVESTMENTS.....................................................     3
RISK FACTORS AND SPECIAL CONSIDERATIONS- INDEX FUNDS.................    17
INVESTMENT LIMITATIONS...............................................    20
MANAGEMENT OF THE FUNDS..............................................    21
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS...................    28
CODES OF ETHICS......................................................    35
PORTFOLIO TRANSACTIONS...............................................    35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................    37
NET ASSET VALUE......................................................    39
PERFORMANCE INFORMATION..............................................    40
TAXES................................................................    43
ADDITIONAL INFORMATION CONCERNING SHARES.............................    48
OTHER INFORMATION....................................................    50
REGISTRATION STATEMENT...............................................    50
ANNUAL FUND OPERATING EXPENSES.......................................    51
FINANCIAL STATEMENTS.................................................    51
APPENDIX A...........................................................   A-1
APPENDIX B...........................................................   B-1


        No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION

The following Funds are described in this SAI:

Munder Institutional Government Money Market Fund
Munder Institutional Money Market Fund

Munder S&P(R) MidCap Index Equity Fund
Munder S&P(R) SmallCap Index Equity Fund


        The Trust is an open-end management investment company. The Trust was organized as a Delaware statutory trust on January 31, 2003. Each of the Funds is a diversified mutual fund. Prior to April 30, 2003, each of the Funds were series of another open-end management investment company, St. Clair Funds, Inc., a Maryland corporation organized on May 23, 1984 under the name "St. Clair Money Market Fund, Inc.," which was changed to "St. Clair Fixed Income Fund, Inc." on December 30, 1986 and to "St. Clair Funds, Inc." on September 18, 1996 ("St. Clair"). On April 30, 2003, each Fund reorganized as a separate series of the Trust. As of the same date, the separate series of three other open-end management investment companies, The Munder Funds, Inc. ("MFI"), The Munder Funds Trust ("MFT") and The Munder Framlington Funds Trust ("MFR"), also reorganized as series of the Trust. St. Clair, MFI, MFT, MFR and their respective series are referred to in this SAI together as the "Predecessor Funds."


        Prior to April 30, 2003, the Munder S&P(R) MidCap Index Equity Fund was named the Munder Institutional S&P(R) MidCap Index Equity Fund and the Munder S&P(R) SmallCap Index Equity Fund was named the Munder Institutional S&P(R) SmallCap Index Equity Fund.


        As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management ("Advisor" or "MCM"), a Delaware general partnership. World Asset Management, a division of the Advisor that was formerly a wholly-owned subsidiary of the Advisor, is responsible for managing the Index Funds. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 97% of the partnership interests in the Advisor.

        Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

                                FUND INVESTMENTS

        The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Funds. Each Fund's investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees ("Board of Trustees" or "Board") without the authorization of the holders of a majority of the Fund's outstanding shares. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days' prior notice to shareholders. There can be no assurance that any Fund will achieve its objective or goal.

        A description of the applicable credit ratings is set forth in Appendix A to this SAI.

        Asset-Backed Securities. The Money Market Funds may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments that, in the case of mortgages, have maximum maturities of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

        Bank Obligations. The Funds may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Money Market Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Funds) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund's total assets at the time of investment.

        Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

        Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its assets at the time of such borrowings for temporary purposes, and may borrow up to 33 1/3% of its assets to meet redemption requests. Borrowing may be unsecured. The Investment Company Act of 1940, as amended ("1940 Act"), requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

        Commercial Paper. Investments by a Fund (other than a Money Market Fund) in commercial paper will consist of issues rated, at the time, in one of the two highest rating categories by at least one nationally-recognized statistical rating organization ("NRSRO"). Investments by the Money Market Funds will consist of issuers rated, at the time, in one of the two highest rating categories by an NRSRO if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.






        Depositary Receipts and New York Registered Shares. To the extent an Index Fund invests in foreign securities, it may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), New York Registered Shares ("NYRs") and Holding Company Depositary Receipts ("HOLDRs"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs and GDRs are issued by European financial institutions. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. Investments in these types of securities involve similar risks to investments in foreign securities. HOLDRs, which trade on the American Stock Exchange, are fixed baskets of stocks that give an investor an ownership interest in each of the underlying stocks.


        Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which the Funds invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

        Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company's capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. In fact, like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

        Exchange Traded Funds ("ETFs"). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs.

        Foreign Securities. Each Index Fund may invest up to 25% of its assets in foreign securities and the Money Market Funds may invest its assets in U.S. dollar-denominated securities of foreign issuers such as foreign commercial paper and obligations of foreign banks. Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

        There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

        Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

        Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

        The Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

        Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

        The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

        Forward Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Index Funds are authorized, but are not required, to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time.

        When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

        When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

        Cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward currency contracts will be designated on the records of the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the designated securities in the segregated account, the designated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

        Futures Contracts and Related Options. The Funds may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

        Guaranteed Investment Contracts. The Money Market Funds may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund's limitation on illiquid investments.


        Illiquid Securities. The Index Funds may invest up to 15% of the value of their net assets (determined at time of acquisition) in securities that are illiquid. The Money Market Funds may invest up to 10% of the value of their net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended ("1933 Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.


        The Funds may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). The Funds may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


        Investment Company Securities. The Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement.


        For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds ("ETFs") are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

        Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend securities in its portfolio (subject to a limit of 33-1/3% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Funds due to
(i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Advisor has determined are creditworthy under guidelines established by the Board.

        Mortgage-Backed Securities. The Money Market Funds may purchase mortgage-backed securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.

        Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

        Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.

        Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

        The average life of mortgage-backed securities varies with the maturities of the underlying instruments which in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-backed security's total return may be difficult to predict precisely. When a Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

        Municipal Obligations. Each Money Market Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Money Market Funds do not expect to invest more than 5% of their net assets in such municipal obligations during the current fiscal year. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Trust nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

        An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

        From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted.

        Options. The Index Funds may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options' trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For additional information concerning options and the risks associated with options and options on foreign currencies, see Appendix B of this SAI.

        Repurchase Agreements. The Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase the securities at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

        The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

        Securities subject to repurchase agreements will be held, as applicable, by the Funds' Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

        Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund's Custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

        Rights and Warrants. Each Index Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

        Stock Index Futures, Options on Stock Indices and Options on Stock Index Futures Contracts. The Index Funds may purchase and sell stock index futures, options on stock indices and options on stock index futures contracts as a hedge against movements in the equity markets.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        Options on stock indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

        If the Advisor expects general stock market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund's futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.

        The Index Funds may purchase and write call and put options on stock index futures contracts. Each Index Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, the Index Funds may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

        In connection with transactions in stock index futures, stock index options and options on stock index futures, the Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

        Stripped Securities. The Money Market Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

        Only instruments that are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs that are stripped by their holder do not qualify as U.S. Government obligations.

        The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

        Stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board.

        In addition, the Money Market Funds may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

        The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

        Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

        The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Money Market Fund's net asset value per share.

        Supranational Bank Obligations. The Money Market Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

        U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

        U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Money Market Funds may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

        The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

        Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Money Market Funds will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Money Market Funds will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank.


        Variable Amount Master Demand Notes. Each of the Money Market Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Money Market Funds may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

        Variable and Floating Rate Instruments. Debt instruments in which the Money Market Funds invest may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor or the Sub-Advisor, as the case may be, will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

        The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

        Variable and floating rate securities held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

        In determining average weighted portfolio maturity of a Fund, short-term variable rate securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and short-term floating rate securities shall be deemed to have a maturity of one day. For purposes of this paragraph, "short-term" with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

        In determining average weighted portfolio maturity of a Fund, long-term variable rate securities shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and long-term floating rate securities shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, "long-term" with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

        Variable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment. Floating rate government securities shall be deemed to have a remaining maturity of one day.

        When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

        When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate cash or liquid portfolio securities equal to the amount of the commitment. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual circumstances.

        A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss.

        When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

        The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

        Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(R)"), Moody's Investors Service, Inc. ("Moody's") and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

        The Money Market Funds will not invest more than 5% of their total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. The Money Market Funds intend to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of a Fund's total assets at the time of purchase, provided that a Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by a Fund, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

        Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security's rating may be reduced. The Board or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.


              RISK FACTORS AND SPECIAL CONSIDERATIONS- INDEX FUNDS


        Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The Index Funds are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for each Index Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of each Index Fund's respective corresponding index, taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

        An Index Fund does not expect to hold, at any particular time, all of the stocks included in the corresponding index. The Advisor believes, however, that through the application of capitalization weighting and sector balancing techniques it will be able to construct and maintain each Index Fund's investment portfolio so that it reasonably tracks the performance of its corresponding index. The Advisor will compare the industry sector diversification of the stocks an Index Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the relevant corresponding index. This comparison is made because the Advisor believes that, unless an Index Fund holds all stocks included in its corresponding index, the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors. As a result, events disproportionately affecting such industries could affect the performance of the Fund differently than the performance of the corresponding index. Conversely, if smaller companies were not purchased by the Fund, the representation of industries included in the corresponding index that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

        For these reasons, the Advisor will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in an Index Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the corresponding index. This process continues until the portfolio is fully invested (except for cash holdings).

        Redemptions of a substantial number of shares of an Index Fund could reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which a Fund tracks the performance of the corresponding index.

        If an issuer drops in ranking, or is eliminated entirely from an Index Fund's corresponding index, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Fund. Such sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the corresponding index, the securities might not be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Advisor were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the corresponding index. However, although the Advisor does not intend to screen securities for investment by an Index Fund by traditional methods of financial and market analysis, the Advisor will monitor each Index Fund's investment with a view towards removing stocks of companies which exhibit extreme financial distress or which may impair for any reason a Fund's ability to achieve its investment objective.

        The Index Funds will invest primarily in the common stocks that constitute their corresponding indexes in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that a Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in a corresponding index, securities that are themselves outside the corresponding index. Such securities will be disposed of by a Fund in due course consistent with a Fund's investment objective.

        In addition, the Index Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of an S&P(R) index. SPDR interest holders are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents. SPDRs are traded on the American Stock Exchange.

        The Index Funds may also purchase put and call options on the S&P (R) stock indices, that are traded on national securities exchanges. In addition, the Index Funds may enter into transactions involving futures contracts (and futures options) on these stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the applicable S&P(R) index. These transactions are effected in an effort to have fuller exposure to price movements in the applicable S&P(R) index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in an index at times when the Fund is not fully invested in stocks that are included in that index. For example, by purchasing a futures contract, the S&P(R) MidCap Index Equity Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P MidCap 400(R) Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the S&P(R) MidCap Index Equity Fund may be able, as an effective matter, to be fully invested in the S&P MidCap 400(R) Index while keeping a cash reserve to meet potential redemptions. See Appendix B to this SAI.

        The Index Funds are not sponsored, endorsed, sold or promoted by S&P(R). S&P(R) makes no representation or warranty, express or implied, to the owners of the Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Index Funds particularly or the ability of the S&P MidCap 400(R) or the S&P SmallCap 600(R) to track general stock market performance. S&P(R)'s only relationship to the Index Funds is the licensing of certain trademarks and trade names of S&P(R) and of the indexes which are determined, composed and calculated by S&P(R) without regard to the Index Funds. S&P(R) has no obligation to take the needs of the Trust or the owners of the Index Funds into consideration in determining, composing or calculating the indexes. S&P(R) is not responsible for and has not participated in the determination of the prices and amount of the Index Funds or the timing of the issuance or sale of the Index Funds or in the determination or calculation of the equation by which the Index Funds are to be converted into cash. S&P(R) has no obligation or liability in connection with the administration, marketing or trading of the Index Funds.

        S&P(R) does not guarantee the accuracy and/or the completeness of the indexes or any data included therein and S&P(R) shall have no liability for any errors, omissions, or interruptions therein. S&P(R) makes no warranty, express or implied, as to results to be obtained by the Index Funds, owners of the Index Funds, or any other person or entity from the use of the indexes or any data included therein. S&P(R) makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P(R) have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

        "Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400(R)", "Standard & Poor's MidCap 400", "400", "S&P SmallCap 600(R)", "Standard & Poor's SmallCap 600" and "600" are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by the Trust.

                             INVESTMENT LIMITATIONS

        Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Other Information - Shareholder Approvals").

As a matter of fundamental policy, each Fund:


        1. May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;


        2. May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


        3. May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;


        4. May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use;
                (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

        5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

        6. May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

        7. Shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

        8. May not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund's investments in: (i) securities of other investment companies;
                (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (iii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Money Market Funds, clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

        If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund's holdings of illiquid securities exceed 15% (10% for the Money Market Funds) because of changes in the value of a Fund's investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.





                             MANAGEMENT OF THE FUNDS

        The Trust is supervised by the Board that is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds' activities.


        Trustees and Officers. Information about the Trustees and officers of the Trust, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a "Non-Interested Trustee" to the extent the Trustee is not an "interested person" of the Trust (as that term is defined in Section 2(a)(19) of the 1940 Act).



                                                                                                NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                             OFFICE(1) AND                                       IN FUND
NAME,                          POSITION(S)      LENGTH OF        PRINCIPAL OCCUPATION(S)         COMPLEX          OTHER
ADDRESS                          WITH THE         TIME                   DURING                 OVERSEEN        DIRECTORSHIPS
AND AGE                           TRUST        SERVED(2)             PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott             Trustee and   Indefinite      Consultant, self-employed              32       None
c/o The Munder Funds           Chairman      since 11/89     (since 7/95); Senior Advisor to
480 Pierce Street                                            President, Western Michigan
Suite 300                                                    University (7/95 to 12/98);
Birmingham, MI 48009                                         Trustee, @Vantage (since 8/00).
Age 71.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                             OFFICE(1) AND                                      IN FUND
NAME,                          POSITION(S)      LENGTH OF        PRINCIPAL OCCUPATION(S)         COMPLEX          OTHER
ADDRESS                          WITH THE         TIME                   DURING                 OVERSEEN        DIRECTORSHIPS
AND AGE                           TRUST        SERVED/(2)/           PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
John Rakolta, Jr.              Trustee and   Indefinite      Chairman and Chief Executive           32       None
c/o The Munder Funds           Vice          since 2/93      Officer, Walbridge Aldinger
480 Pierce Street              Chairman                      Company (construction company)
Suite 300                                                    (since 1991); Trustee, @Vantage
Birmingham, MI 48009                                         (since 8/00).
Age 55.
-------------------------------------------------------------------------------------------------------------------------------
David J. Brophy                Trustee       Indefinite      Professor of Finance,                  32       PCS Research
c/o The Munder Funds                         since 5/93      University of Michigan-Business                 Technology Inc.
480 Pierce Street                                            School (since 8/66); Trustee,                   (financial
Suite 300                                                    @Vantage (since 8/00).                          technology
Birmingham, MI 48009                                                                                         company) (since
Age 66.                                                                                                      2/02).
-------------------------------------------------------------------------------------------------------------------------------
Joseph E. Champagne            Trustee       Indefinite      Vice President, Macomb College         32       None
c/o The Munder Funds                         since 2/94      (since 2001); Dean, Macomb
480 Pierce Street                                            College (since 9/97); Trustee,
Suite 300                                                    @Vantage (since 8/00).
Birmingham, MI 48009
Age 64.
-------------------------------------------------------------------------------------------------------------------------------
Thomas D. Eckert               Trustee       Indefinite      Director, President and Chief          32       None
c/o The Munder Funds                         since 2/93      Executive Officer, Capital
480 Pierce Street                                            Automotive REIT (real estate
Suite 300                                                    investment trust specializing
Birmingham, MI 48009                                         in retail automotive
Age 55.                                                      properties) (since 10/97);
                                                             Trustee, @Vantage
                                                             (since 8/00).
-------------------------------------------------------------------------------------------------------------------------------
Arthur T. Porter               Trustee       Indefinite      President and Chief Executive          32       None
3990 John R.                                 since 2/01      Officer of the Detroit Medical
Detroit, MI 48201                                            Center (since 3/99); Professor
Age 46.                                                      with Tenure and Chairman of
                                                             Radiation Oncology
                                                             of Wayne State
                                                             University School
                                                             of Medicine (3/91
                                                             to 3/99); Trustee,
                                                             @Vantage (since
                                                             8/00).
-------------------------------------------------------------------------------------------------------------------------------
John Engler                    Trustee       Indefinite      President of State and Local           32       Universal Forest
c/o The Munder Funds                         since 2/03      Government/Vice President of                    Products, Inc.
480 Pierce Street                                            Government Solutions for North                  (manufacturer and
Suite 300                                                    America, Electronic Data                        distributor of
Birmingham, MI 48009                                         Systems Corp. (computer                         lumber products)
Age 54.                                                      services) (since 1/03);                         (since 1/03);
                                                             Governor of the State of                        Northwest Airlines
                                                             Michigan (1/91 to 1/03).                        (since 1/03).
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                             OFFICE(1) AND                                      IN FUND
NAME,                          POSITION(S)      LENGTH OF        PRINCIPAL OCCUPATION(S)         COMPLEX          OTHER
ADDRESS                          WITH THE         TIME                   DURING                 OVERSEEN        DIRECTORSHIPS
AND AGE                           TRUST        SERVED/(2)/           PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan(3)          Trustee       Indefinite      President of Monahan                   32       CMS Energy
3707 West Maple Rd.                          since 8/00      Enterprises, LLC (consulting                    Corporation
Suite 102                                                    company) (since 6/99); Chairman                 (energy company)
Bloomfield Hills, MI 48301                                   of Munder Capital Management                    (since 12/02);
Age 64.                                                      (investment advisor) (10/99 to                  Guilford Mills,
                                                             12/00); Chairman and Chief                      Inc. (supplier of
                                                             Executive Officer of Munder                     automotive textile
                                                             Capital Management (10/99 to                    products) (since
                                                             12/99); President of Comerica                   10/02).
                                                             Incorporated (bank holding
                                                             company) (6/92 to 6/99);
                                                             Trustee, @Vantage (since 8/00).
-------------------------------------------------------------------------------------------------------------------------------

-----------
     (1) The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of the Trust, any Trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.
     (2) The date on which each Trustee began service as a Board member includes the periods, if any, during which such Trustee served as a Director/Trustee of the Predecessor Funds.
     (3) Mr. Monahan is an "interested" trustee as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Funds' advisor.

                                                 TERM OF
             NAME,              POSITION(S)   OFFICE/(1)/ AND
            ADDRESS               WITH THE       LENGTH OF
            AND AGE                TRUST     TIME SERVED/(2)/       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------
James C. Robinson              President     through 2/04;      Chairman and Chief Executive Officer of Munder
480 Pierce Street                            since 5/00         Capital Management (investment advisor) (since
Suite 300                                                       1/00); Chief Investment Officer/Fixed Income of
Birmingham, MI 48009                                            Munder Capital Management (1/90 to 1/00); President
Age 42.                                                         of @Vantage (8/00).
--------------------------------------------------------------------------------------------------------------------
Stephen J. Shenkenberg         Vice          through 2/04;      General Counsel of Munder Capital Management
480 Pierce Street              President     since 8/00         (investment advisor) (since 7/00); Deputy General
Suite 300                      and                              Counsel of Strong Capital Management, Inc.
Birmingham, MI 48009           Secretary                        (investment advisor) (12/92 to 7/00); Vice President
Age 44.                                                         and Secretary of @Vantage (since 8/00).
--------------------------------------------------------------------------------------------------------------------
Elyse G. Essick                Vice          through 2/04;      Chief Marketing Officer of Munder Capital Management
480 Pierce Street              President     since 4/95         (investment advisor) (since 9/88); Vice President of
Suite 300                                                       @Vantage (since 8/00).
Birmingham, MI 48009
Age 45.
--------------------------------------------------------------------------------------------------------------------
Peter K. Hoglund               Vice          through 2/04;      Chief Administration Officer of Munder Capital
480 Pierce Street              President     since 2/01         Management (investment advisor) (since 5/00);
Suite 300                                                       Associate of Heartland Industrial Partners (a
Birmingham, MI 48009                                            private equity group) (10/99 to 5/00); Sr. Portfolio
Age 37.                                                         Manager of Munder Capital Management (1/98 to
                                                                10/99); Vice President of @Vantage (since 2/01).
--------------------------------------------------------------------------------------------------------------------

                                                 TERM OF
             NAME,              POSITION(S)   OFFICE/(1)/ AND
            ADDRESS               WITH THE       LENGTH OF
            AND AGE                TRUST     TIME SERVED/(2)/       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Cherie Ugorowski               Treasurer     through 2/04;      Controller of Munder Capital Management (investment
480 Pierce Street                            since 8/01         advisor) (since 6/01); Corporate Accounting Manager,
Suite 300                                                       DaimlerChrysler Corporation (automotive
Birmingham, MI 48009                                            manufacturer) (9/99 to 6/01); Manager, Audit and
Age 34.                                                         Business Advisory Practice, Arthur Andersen LLP
                                                                (9/90 to 9/99); Treasurer of @Vantage (since 8/01).
--------------------------------------------------------------------------------------------------------------------
David Rumph                    Assistant     through 2/04;      Analyst of Munder Capital Management (investment
480 Pierce Street              Treasurer     since 8/01         advisor) (since 4/01); Analyst, Controller's Group,
Suite 300                                                       Delphi Automotive Corp. (automotive supplier) (6/99
Birmingham, MI 48009                                            to 4/01); Manager, Mutual Fund Operations, Banc One
Age 31.                                                         (4/97 to 6/99); Assistant Treasurer of @Vantage
                                                                (since 8/01).
--------------------------------------------------------------------------------------------------------------------
Bradford E. Smith              Assistant     through 2/04;      Director of Mutual Fund Operations of Munder Capital
480 Pierce Street              Treasurer     since 5/00         Management (investment advisor) (since 3/01);
Suite 300                                                       Manager of Mutual Fund Operations of Munder Capital
Birmingham, MI 48009                                            Management (since 3/00); Administrator of Mutual
Age 31.                                                         Fund Operations of Munder Capital Management (8/99
                                                                to 2/00); Assistant Vice President, Madison Mosaic,
                                                                LLC (advisor to the Mosaic Funds) (9/98 to 7/99);
                                                                Assistant Director of Shareholder Service, Madison
                                                                Mosaic, LLC (advisor to the Mosaic Funds) (4/97 to
                                                                8/98); Assistant Treasurer of @Vantage (since 8/01).
--------------------------------------------------------------------------------------------------------------------
Melanie Mayo West              Assistant     through 2/04;      Associate General Counsel of Munder Capital
480 Pierce Street              Secretary     since 2/02         Management (investment advisor) (since 11/01);
Suite 300                                                       Associate, Dykema Gossett PLLC (law firm) (8/98 to
Birmingham, MI 48009                                            11/01); Associate, Hertz, Schram & Saretsky, P.C.
Age 35.                                                         (law firm) (3/98 to 8/98); Assistant Secretary of
                                                                @Vantage (since 8/01).
--------------------------------------------------------------------------------------------------------------------
Mary Ann Shumaker              Assistant     through 2/04;      Associate General Counsel of Munder Capital
480 Pierce Street              Secretary     since 8/99         Management (investment advisor) (since 3/98);
Suite 300                                                       Assistant Secretary of @Vantage (since 8/01).
Birmingham, MI 48009
Age 48.
--------------------------------------------------------------------------------------------------------------------

----------
     (1)  The officers are elected annually by the Board.
     (2) The date on which each officer began service as an officer of the Trust includes the periods during which such officer served as an officer of the Predecessor Funds.

        Standing Committees of the Board. The Trust has a standing Audit Committee presently consisting of Mr. Eckert, Dr. Brophy, Dr. Porter and Mr. Rakolta. All are members of the Board and are currently non-interested persons (as defined in the 1940 Act) of the Trust. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Funds' independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board has adopted a written charter for the Audit Committee. During the last fiscal year of the Funds, the Audit Committee met two times.

        The Trust has a Nominating Committee. The Nominating Committee presently consists of Dr. Brophy, Dr. Champagne, Mr. Eckert and Mr. Rakolta. The function of the Nominating Committee is to recommend candidates for election to the Board of Trustees as independent Trustees. The Committee will not consider nominees recommended by stockholders. There were no nominees to be considered so the Nominating Committee did not meet during the most recently completed fiscal year of the Funds.

        The Trust has a Board Process and Compliance Oversight Committee. The Board Process and Compliance Oversight Committee presently consist of Dr. Champagne, Mr. Monahan and Dr. Porter. The function of the Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Funds' management to review the ongoing adherence by the Funds to their applicable compliance guidelines and review reports and other information concerning the status of the Funds' compliance with applicable regulatory requirements and valuation procedures. The Board Process and Compliance Oversight Committee met four times during the last fiscal year of the Funds.

        Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds overseen by each Trustee in the Fund complex as of December 31, 2002.

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN ALL REGISTERED
                                             DOLLAR RANGE OF            INVESTMENT COMPANIES OVERSEEN
                                            EQUITY SECURITIES              BY TRUSTEE IN FAMILY OF
                                              IN THE FUNDS                   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Charles W. Elliott                          None                      Over $100,000

John Rakolta, Jr.                           None                      Over $100,000

David J. Brophy                             None                      $10,001-$50,000

Joseph E. Champagne                         None                      $10,001-$50,000

Thomas D. Eckert                            None                      $50,001-$100,000

Arthur T. Porter                            None                      None

John Engler                                 None                      None

INTERESTED TRUSTEE

Michael T. Monahan                          None                      Over $100,000

        As of the date of this SAI, no officer, director or employee of the Advisor, Comerica Bank, the Custodian, the Distributor, the Administrator, the Sub-Administrators or the Transfer Agent, as defined below, currently receives any compensation from the Trust. As of April 1, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of the Funds.

        Compensation. Trustees who are not otherwise compensated by MCM, any sub-administrator, any sub-advisor to the Trust or the Distributor pursuant to a contract between the Trust and MCM, the sub-advisor or the Distributor, receive an aggregate annual retainer from the Trust for service on the Board of $68,000 (($90,000) for the Chairman). Trustees of The Munder @Vantage Fund ("@Vantage") who are not otherwise compensated by MCM or the Distributor pursuant to a contract between the Trust and MCM or the Distributor, receive an annual retainer fee of $4,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

        The Boards of Directors/Trustees of the Predecessor Funds adopted a deferred compensation plan ("Plan") on August 14, 2001 and the Board of Trustees of the Trust adopted the same Plan on February 11, 2003. The Plan permits each Trustee who receives compensation from the Funds of the Trust to defer, for a specified period of time, the receipt of all or some portion of the fees earned for

Board service. Following the Plan's adoption by the Predecessor Funds, each Director/Trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of the Trust to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

        The following table summarizes the compensation paid to the Trustees of the Trust (in their role as Directors/Trustees of the Predecessor Funds) and @Vantage, including committee fees for the twelve-month period ended December 31, 2002.

                               COMPENSATION TABLE


                                                           PENSION OR
                                                           RETIREMENT              ESTIMATED         TOTAL COMPENSATION
                                    AGGREGATE          BENEFITS ACCRUED AS          ANNUAL           FROM THE TRUST AND
                                  COMPENSATION            PART OF FUND           BENEFITS UPON        FUND COMPLEX PAID
NAME OF TRUSTEE                 FROM THE TRUST(1)           EXPENSES              RETIREMENT           TO TRUSTEES(1)
----------------------------- ---------------------- ------------------------ ------------------- ---------------------------
Charles W. Elliott              $       90,000                None                   None               $      94,000

John Rakolta, Jr.               $       71,000                None                   None               $      75,000

David J. Brophy                 $       68,000                None                   None               $      72,000

Joseph E. Champagne             $       71,000                None                   None               $      75,000

Thomas D. Eckert                $       71,000                None                   None               $      75,000

Michael T. Monahan              $       68,000                None                   None               $      72,000

Arthur T. Porter                $       68,000                None                   None               $      72,000

----------
(1) There are currently two investment companies (the Trust and @Vantage) and 32 funds in the Fund Complex. Amounts provided for the Trust for the period are those paid to the Trustee when such Trustee was a Director/Trustee of the Predecessor Funds. Amounts provided for the Fund Complex for the period are those paid to the Trustee when such Trustee was a Director/Trustee of the Predecessor Funds and @Vantage. For the fiscal year ended December 31, 2002, each of Mr. Elliott, Mr. Eckert and Dr. Porter deferred all of his compensation pursuant to the deferred compensation plan described above. The total compensation from the Predecessor Funds and @Vantage deferred by the Trustees was $94,000 for Mr. Elliott, $75,000 for Mr. Eckert and $72,000 for Dr. Porter.


     Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person's spouse, children residing in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

        As of December 31, 2002, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

        During the calendar years of 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.


        During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "Fund-Related Party"): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund,
(v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

        Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT ("CARS"), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2001 and 2002, CARS had multiple secured lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of the Advisor. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company ("Walbridge"), a privately-owned construction company. During the calendar years 2001 and 2002, Walbridge had a stand-by line of credit with Comerica Bank. In both cases, these lines of credit are standard agreements that were negotiated at arm's-length and contain customary terms, conditions and interest rates.


        During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

        None of the Funds' Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund,
(v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

        Trustee Liability. The Declaration of Trust of the Trust provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS


        Investment Advisor. The investment advisor of the Index Funds is Munder Capital Management, a Delaware general partnership, through World Asset Management, a division of the Advisor. World Asset Management L.L.C. ("World"), the former investment advisor to the Index Funds and a wholly-owned subsidiary of the Advisor, was merged into the Advisor on October 15, 2001 and now operates as World Asset Management, a division of the Advisor. The investment advisor of the Money Market Funds is Munder Capital Management. The general partners of the Advisor are WAM, WAM II and Munder Group, LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Bank is a substantial record holder of the Funds' outstanding shares, as is more fully described below in "Other Information-Control Persons and Principal Holders of Securities."


        The Predecessor Funds entered into Investment Advisory Agreements ("Predecessor Advisory Agreements") with the Advisor that were approved by the Boards of Directors/Trustees of the Predecessor Funds and by their shareholders. As of the date of this SAI, the Boards of Directors/Trustees last approved the continuation of the Predecessor Advisory Agreements on May 21, 2002. In determining whether to approve the continuation of the Predecessor Advisory Agreements, the Boards of Directors/Trustees requested, and received from the Advisor, information that the Boards believed to be reasonably necessary to reach their conclusion. The Boards of Directors/Trustees carefully evaluated this information and were advised by legal counsel to the Predecessor Funds and by legal counsel to the Non-Interested Directors/Trustees with respect to their deliberations. In considering the Predecessor Advisory Agreements, the Boards of Directors/Trustees reviewed numerous factors. The Boards first reviewed each series' investment performance during the previous year and for all relevant prior periods. Although investment performance was a factor in determining that the Predecessor Advisory Agreements should be continued, the following factors were also considered by the Boards of Directors/Trustees in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor: (a) services provided under the Predecessor Advisory Agreements; (b) requirements of the Predecessor Funds for the services provided by the Advisor; (c) the quality of the services expected to be provided; (d) fees payable for the services; (e) total expenses of each Predecessor Fund; (f) the Advisor's commitments to operating the Predecessor Funds at competitive expense levels; (g) profitability of the Advisor with respect to its relationship with the Predecessor Funds; (h) the capabilities and financial condition of the Advisor; (i) current economic and industry trends; and (j) the historical relationship between each of the Predecessor Funds and the Advisor.

        Current management fees were also reviewed in the context of the Advisor's profitability. In addition, the Boards of Directors/Trustees reviewed an analysis prepared by an independent third-party comparing each Predecessor Fund's expense ratio, advisory fee and performance with comparable mutual funds. Among other things, the Boards of Directors/Trustees considered the following factors in evaluating the continuation of the Predecessor Advisory Agreements:
(a) the fairness and reasonableness of the investment advisory fee payable to the Advisor under the Predecessor Advisory Agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Advisor's relationship with the Predecessor Funds, and the amount of the fees paid compared to fees paid by other investment companies; (b) the nature, quality and extent of the investment advisory services provided by the Advisor, in light of the high quality services provided by the Advisor in its management of the Predecessor Funds and the Predecessor Funds' historic performance, including the success of the Predecessor Funds in achieving stated investment objectives; (c) the Advisor's entrepreneurial commitment to the management of the Predecessor Funds and the continuing creation of a broad-based family of funds, which could entail a substantial commitment of the Advisor's resources to the successful operation of the Predecessor Funds; (d) the Advisor's representations regarding its staffing and capabilities to manage the Predecessor Funds, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor.


        Based on their review of the information requested and provided, and following extended discussions concerning the same, the Boards of Directors/Trustees of the Predecessor Funds determined that continuing the Predecessor Advisory Agreements was consistent with the best interests of the Predecessor Funds and their shareholders, and the Boards of Directors/Trustees unanimously approved the Predecessor Advisory Agreements for an additional annual period on the basis of the foregoing review and discussions. In particular, the Board noted the following factors, among others, in making its determination:

        . The terms of the Predecessor Advisory Agreements, including the services to be provided to the Predecessor Funds and the advisory fees payable by the Predecessor Funds, were generally comparable to the terms of advisory arrangements within the industry and within peer groups of mutual funds. The Board also noted that the Predecessor Advisory Agreements did not increase investment advisory fees payable by any Predecessor Fund or overall operating expenses of any Predecessor Fund over historical fee and expense levels. The Board also noted that the Advisor's profitability of operations with respect to the Predecessor Funds during the past year was lower than that of other advisors, based upon the Board's review of publicly available information.

        . The Advisor has historically provided high-quality services in its management of the Predecessor Funds and is committed to the successful operation of the Funds. Based upon the information provided to the Board, the Board expected that the Advisor would continue to provide high-quality services to the Funds. The Board reviewed the performance of each Predecessor Fund relative to its benchmark securities and market indices and comparable funds and, given the difficult economic and market environment, concluded that the performance of the Advisor was acceptable under the circumstances. While the historical relative performance of the Predecessor Funds has varied over time, the Board concluded that the Advisor was taking positive steps to improve the performance of the Predecessor Funds relative to their respective benchmarks. The Advisor described for the Board the continuing implementation of an investment management methodology focused on managing the risk and reducing the negative variance of each Predecessor Fund's performance relative to its benchmark, which the Advisor advised the Board should produce more predictable long-term performance for each Predecessor Fund relative to its benchmark. In addition, the Board noted that the Advisor has committed significant additional resources to the operation of the Predecessor Funds in recent years. While maintaining continuity of the management of the Funds, the Advisor has also been increasing its capabilities by adding additional investment management staff and upgrading systems.


        Subsequent to May 2002, the Boards of Directors/Trustees continued to receive regular updates on the performance of each of the Predecessor Funds and other matters relevant to the performance of the Advisor.


        On February 11, 2003, the Board of Trustees considered and approved the current Investment Advisory Agreements between the Advisor and the Trust, on behalf of the Funds ("Current Advisory Agreements"). The Current Advisory Agreements are substantially similar to the Predecessor Advisory Agreements in all material respects, including the term, except as discussed further below. The Current

Advisory Agreements will expire on May 21, 2003, unless the continuation of the Current Advisory Agreements for a one-year period is approved by the Board on or before May 21, 2003. When considering the approval of the Current Advisory Agreements, the Board considered the fact that (a) all but one of the members of the Board had participated in the review of the Predecessor Advisory Agreements in May 2002, and had been receiving regular updates on the performance of each of the Funds and other matters relevant to the performance of the Advisor after that date; and (b) the Current Advisory Agreements are substantially similar to those of the Predecessor Advisory Agreements in all material respects, including the term (which will expire on May 21, 2003, subject to review and approval by the Board of the continuation of the Current Advisory Agreements for a one-year period.

        Shareholders of the Funds also approved the Current Advisory Agreements following a vote of the shareholders of the Predecessor Funds in connection with their approval of the reorganization of each series of the Predecessor Funds into the corresponding Funds of the Trust at a shareholder meeting held on April 28, 2003.


        As under the terms of the Predecessor Advisory Agreements with respect to the Predecessor Funds, under the Current Advisory Agreements with respect to the Funds, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board.


        If not sooner terminated, each Current Advisory Agreement will continue in effect until May 21, 2003, and for successive one-year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Current Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each Current Advisory Agreement is terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days' written notice to the Trust. Each Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

        Under the Predecessor Advisory Agreements, the Funds paid the Advisor annual fees for the services performed based on a percentage of each Fund's average daily net assets, computed daily and paid monthly. For the advisory services provided and expenses assumed by it under the Current Advisory Agreements, the Advisor has agreed to an annual fee from each Fund computed daily and paid daily at the rates set forth below:



                0.20% of net assets


                .     Government Money Market Fund
                .     Money Market Fund


                0.15% of net assets

                .     S&P(R) MidCap Index Equity Fund
                .     S&P(R) SmallCap Index Equity Fund


        The Advisor has contractually agreed to reduce the management fee for the Government Money Market Fund and the Money Market Fund from 0.20% of average daily net assets to 0.12% of average daily net assets through April 30, 2004. In addition, through April 30, 2004, the Advisor has contractually agreed to reimburse expenses for the Money Market Funds to keep other operating expenses at 0.00%. The Advisor expects to voluntarily reimburse expenses for the current fiscal year for the S&P MidCap Index Equity Fund. The Advisor may discontinue such expense reimbursements at any time, in its sole discretion for the S&P MidCap Index Equity Fund.

        The advisory fees received, advisory fees waived, and other expenses reimbursed by the Advisor for the Funds (when they were Predecessor Funds) for the last three fiscal years are set forth below.


                                                                 FISCAL YEAR ENDED DECEMBER 31, 2000
                                               ---------------------------------------------------------------
                                                                                             OTHER EXPENSES
                                                                                             REIMBURSED BY THE
                                               ADVISORY FEES       ADVISORY FEES WAIVED      ADVISOR
                                               ---------------------------------------------------------------
S&P(R) MidCap Index Equity Fund                $     19,903        $      19,903             $      65,944

S&P(R) SmallCap Index Equity Fund              $     94,314        $      94,314             $     151,299

Money Market Fund                              $    239,255        $      29,624             $     151,473

                                                                 FISCAL YEAR ENDED DECEMBER 31, 2001
                                               ---------------------------------------------------------------
                                                                                             OTHER EXPENSES
                                                                                             REIMBURSED BY THE
                                               ADVISORY FEES       ADVISORY FEES WAIVED      ADVISOR
                                               ---------------------------------------------------------------
Government Money Market Fund*                  $      9,695        $       3,878             $      12,549

S&P(R) MidCap Index Equity Fund                $     18,589        $      18,589             $      56,687

S&P(R) SmallCap Index Equity Fund              $    126,643        $     126,643             $      98,020

Money Market Fund                              $    685,808        $     274,323             $     483,399

----------
* Fees for the Government Money Market Fund are from the period of commencement of operations on October 3, 2001 through December 31, 2001.


                                                                 FISCAL YEAR ENDED DECEMBER 31, 2002
                                               ---------------------------------------------------------------
                                                                                             OTHER EXPENSES
                                                                                             REIMBURSED BY THE
                                               ADVISORY FEES       ADVISORY FEES WAIVED      ADVISOR
                                               ---------------------------------------------------------------
Government Money Market Fund                   $     50,898        $      20,359             $      76,316

S&P(R) MidCap Index Equity Fund                $     68,625        $      41,974             $      47,052

S&P(R) SmallCap Index Equity Fund              $    119,935        $      85,430             $      38,357

Money Market Fund                              $  1,779,937        $     711,975             $     964,354

        Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator ("Administrator") for the Funds, the other series of the Trust and @Vantage. Pursuant to an administration agreement effective April 30, 2003 (the "Administration Agreement"), MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Funds; (ii) monitoring and coordinating the activities of the Funds' other service providers; (iii) providing fund accounting functions, including overseeing the computation of each Fund's net asset value; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.


        The Administration Agreement permits MCM to enter into an agreement with one or more third-parties pursuant to which such third-parties may provide sub-administrative services to the Funds.

Accordingly, MCM has entered into sub-administration agreements with State Street Bank and Trust Company ("State Street"), the Funds' former administrator, and FDI Distribution Services, Inc., an affiliate of the Funds' distributor, to provide certain administrative services to the Funds.


        As compensation for its administrative services, MCM receives an annual fee based upon a percentage of the average daily net assets of the Funds. For the period from June 1, 2002 through May 31, 2003, MCM has agreed to limit the total amount it may receive in the aggregate from the Trust and @Vantage to $3.9 million for its services as administrator, after payment by MCM of sub-administration fees to the Funds' sub-administrators.

        Prior to June 1, 2002, the Funds (when they were Predecessor Funds) paid fees to State Street, the Funds' prior administrator, as set forth in the table below.

                                               FISCAL YEAR ENDED       FISCAL YEAR ENDED       PERIOD JANUARY 1, 2002
                                               DECEMBER 31, 2000       DECEMBER 31, 2001       THROUGH MAY 31, 2002
                                               ----------------------------------------------------------------------
S&P(R) MidCap Index Equity Fund                $      1,438            $      2,481            $       3,278

S&P(R) SmallCap Index Equity Fund              $      6,787            $     17,668            $      10,393

Government Money Market Fund                             --            $        824*           $       2,233

Money Market Fund                              $     13,969            $     64,885            $      61,034

----------
* Fees accrued for the Government Money Market Fund are from the period of commencement of operations on October 3, 2001 through December 31, 2001.

        The administration fees paid by the Funds (when they were Predecessor Funds) to MCM are set forth in the table below.

                                                PERIOD JUNE 1, 2002 THROUGH
                                                     DECEMBER 31, 2002
                                                ---------------------------
S&P(R) MidCap Index Equity Fund                   $      15,540

S&P(R) SmallCap Index Equity Fund                 $      21,512

Government Money Market Fund                      $       8,083

Money Market Fund                                 $     317,923


        Distributor. The Funds' Distributor is Funds Distributor, Inc. and its principal office is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Trust has entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor receives no compensation for its services with respect to sales of Class K and Class Y shares, but receives fees under a Combined Distribution and Service Plan, described more fully below, with respect to sales of Preferred (Y-2) and Investor (Y-3) shares. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund although it is not obligated to sell any particular amount of shares. During the fiscal year ended December 31, 2002, the Distributor received no fees with respect to Preferred (Y-2) and Investor (Y-3) shares, as those classes had not yet commenced operations.


        Distribution and Services Arrangements - Class K, Preferred (Y-2) and Investor (Y-3) Shares. Under the Distribution and Service Plan ("Plan"), adopted in accordance with Rule 12b-1 with respect to the Preferred (Y-2) and Investor (Y-3) shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.


        Under the Plan for Preferred (Y-2) and Investor (Y-3) shares, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Preferred (Y-2) and

Investor (Y-3) shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Preferred (Y-2) and Investor (Y-3) shares of each relevant Fund.


        Class K shares are sold to customers of banks and other financial institutions that have entered into agreements with the Funds to provide shareholder services. Each Fund may pay to such financial institutions an annual service fee of up to 0.25% of the value of the average daily net assets of the Class K shares beneficially owned by the customers of these financial institutions.


        Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds' arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

        Under the terms of the Plan for each of the classes of shares, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Trustees"). The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval. All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board of Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

        In the case of Preferred (Y-2) and Investor (Y-3) shares, the Trustees have determined that the Plan will benefit the Trust and its shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts;
(iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

        In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.


        With respect to Preferred (Y-2) and Investor (Y-3) shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Preferred (Y-2) and Investor (Y-3) shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

        During the fiscal years ended December 31, 2002, 2001 and 2000, the Funds made no payments to the Distributor under the Plan.

        Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian ("State Street" or "Custodian") to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street keeps the books of account for each Fund.

        Transfer and Dividend Disbursing Agent. PFPC Inc. ("Transfer Agent"), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with the Trust and @Vantage under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

        Comerica. As stated in the Funds' Class K shares Prospectus, Class K shares of the Funds are sold to customers of financial institutions. Such financial institutions may include Comerica Bank, its affiliates and subsidiaries and other institutions that have entered into agreements with the Trust for shareholder services for their customers.

        Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board considered the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Trust in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Funds and whether or not the Custodian or the Transfer Agent is affiliated with the Trust or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

        Except as noted in this SAI, the Funds' service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying a Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust that are not readily identifiable as belonging to a particular investment portfolio of the Trust are allocated among all investment portfolios of the Trust by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the other series of the Trust as applicable. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODES OF ETHICS

        The Trust, @Vantage and the Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, @Vantage and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). The Distributor has also adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC's website at http:\\www.sec.gov.

                             PORTFOLIO TRANSACTIONS

        Subject to the general supervision of the Board of Trustees, the Advisor causes investment decisions for the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.

        Consistent with the Advisory Agreements, the Advisor selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer's risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

        In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients.

        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

        The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to the rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided a Fund's officers are satisfied that the Fund is receiving best execution, a Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

        Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a "net" basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

        The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor believes such practice to be in each Fund's best interests.

        Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

        The Funds will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Board, in accordance with Rule 10f-3 under the 1940 Act.

        Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.


        The table below shows information on brokerage commissions paid by the Funds (when they were Predecessor Funds) for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds or the Advisor. Significant changes in brokerage commissions paid by a Fund from year to year may result from changing asset levels throughout the year.

                                            FISCAL YEAR ENDED          FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                            DECEMBER 31, 2000          DECEMBER 31, 2001         DECEMBER 31, 2002
                                            ----------------------------------------------------------------------
S&P(R) MidCap Index Equity Fund               $       9,162              $      11,843             $      25,328

S&P(R) SmallCap Index Equity Fund             $     107,440              $      22,349             $      10,321

        The Trust is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of December 31, 2002, the following Funds (when they were Predecessor Funds) held securities in the indicated firms: the S&P(R) MidCap Index Equity Fund held securities of Investment Technology Group Inc. valued at $80,496; the S&P(R) SmallCap Index Equity Fund held securities of Jeffries Group Inc. valued at $233,773; the Government Money Market Fund held securities of Lehman Brothers Holdings, Inc. valued at $4,910,000 and Salomon Brothers valued at $5,000,000; and the Money Market Fund held securities of Lehman Brothers Holdings, Inc. valued at $187,215,707, Salomon Brothers valued at $60,000,000 and Deutsche Bank AG valued at $19,998,624.


        Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less for the Money Market Funds or one year or less for the Index Funds) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.


        Each Index Fund's portfolio turnover rate is included in the Prospectuses under the section entitled "Financial Highlights." For the fiscal years ended December 31, 2001 and 2002 the portfolio turnover rates for the Index Funds (when they were Predecessor Funds) were as follows: 22% and 28%, respectively, for the S&P(R) MidCap Index Equity Fund, and 23% and 12%, respectively, for the S&P(R) SmallCap Index Equity Fund. The portfolio turnover ratios of these Funds were affected by fluctuating volume of shareholder purchase and redemption orders and market conditions.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Purchases. As described in the Prospectuses, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

        In-Kind Purchases. Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities
(a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

        Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs and Education Savings Accounts ("ESAs"). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account.


        Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form.


        Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.


        Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.


        Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Funds may also suspend or postpone the recording of the transfer of its shares.

        In addition, the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Funds' books to the transfer of, its shares where the relevant investor or investors have not furnished the Funds with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

                                 NET ASSET VALUE

        Money Market Funds. In seeking to maintain a stable net asset value of $1.00 per share with respect to the Money Market Funds, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

        As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

        Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

        All Funds. Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

        Where no last sales price is available for an ADR or GDR on the exchange or market where it is principally traded, the ADR or GDR will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the ADR's or GDR's conversion rate of the ADR or GDR to one share of its underlying security.

        Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

        In determining the approximate market value of portfolio investments, the Trust may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on the Trust's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

        Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Funds, which have been approved by the Board. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

        Minutes of all Pricing Committee meetings are provided to the Board and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board's input on any particular issue.

                             PERFORMANCE INFORMATION

        From time to time, quotations of a Fund's performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

        Yield of the Money Market Funds. The Money Market Funds' current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


        Based on the foregoing computations for the seven-day period ended December 31, 2002, the Money Market Fund's annualized yield for Class Y Shares was 1.39% and the effective yield was 1.40% and the Government Money Market Fund's annualized yield for Class Y shares was 1.25% and the effective yield was 1.26%. For all periods, the information provided relates to each Fund when it was a Predecessor Fund. As of the date of this SAI, the Class K, Preferred (Y-2) and Investor (Y-3) shares of the Money Market Funds have not commenced operations.


        Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

        Average Annual Total Returns. "Average annual total return" figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                   P(1+T)[POWER OF]n=ERV
                Where:
                P      =     a hypothetical initial payment of $1,000.
                T      =     average annual total return.
                n      =     number of years.
         ERV    =      ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.


        Average annual total returns of the Index Funds (when they were Predecessor Funds) for the period ended December 31, 2002 are as follows:

FUND AND INCEPTION DATE                   1 YEAR (%)        SINCE INCEPTION (%)
-------------------------------------------------------------------------------
S&P(R) MidCap Index Equity Fund

             Class K-11/4/99              (14.96)           2.41

             Class Y-2/13/98              (14.86)           5.61

 S&P(R) SmallCap Index Equity Fund

             Class K-11/4/99              (15.07)           3.08

             Class Y-10/27/99*            (14.80)           3.28

----------
* Class Y shares of the S&P(R) SmallCap Index Equity Fund commenced operations on August 7, 1997, ceased operations on May 15, 1998 and resumed operations on October 27, 1999.


        Average Annual Total Return After Taxes on Distributions. "Average annual total return after taxes on distributions" figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                       P(1+T)[POWER OF]n=ATV[BASE OF D]
                Where:
                P      =     a hypothetical initial payment of $1,000.

                T      =     average annual total return (after taxes on
                             distributions).
                n      =     number of years.
ATV[BASE OF D]  =      ending value of a hypothetical $1,000 payment made
                       at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


        Average annual total returns after taxes on distributions of the Index Funds (when they were Predecessor Funds) for the period ended December 31, 2002 are as follows:

FUND AND INCEPTION DATE                   1 YEAR (%)        SINCE INCEPTION (%)
-------------------------------------------------------------------------------
S&P(R) MidCap Index Equity Fund

             Class K-11/4/99              (15.16)           (1.54)

             Class Y-2/13/98              (15.10)            2.52

S&P(R) SmallCap Index Equity Fund

             Class K-11/4/99              (15.20)            1.39

             Class Y-10/27/99*            (15.01)            1.50

----------
* Class Y shares of the S&P(R) SmallCap Index Equity Fund commenced operations on August 7, 1997, ceased operations on May 15, 1998 and resumed operations on October 27, 1999.


        Average Annual Total Return After Taxes on Distributions and Redemptions. "Average annual total return after taxes on distributions and redemptions" figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                       P(1+T)[POWER OR n]=ATV[BASE OF DR]
                Where:
                P      =     a hypothetical initial payment of $1,000.
                T      =     average annual total return (after taxes on
                             distributions and redemptions).
                n      =     number of years.
ATV[BASE OF DR] =      ending value of a hypothetical $1,000 payment made
                       at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


        Average annual total returns after taxes on distributions and redemptions of the Index Funds (when they were Predecessor Funds) for the period ended December 31, 2002 are as follows:

FUND AND INCEPTION DATE                   1 YEAR (%)        SINCE INCEPTION (%)
-------------------------------------------------------------------------------
S&P(R) MidCap Index Equity Fund

             Class K-11/4/99              (9.17)            0.72

             Class Y-2/13/98              (9.10)            3.49

S&P(R) SmallCap Index Equity Fund

             Class K-11/4/99              (9.24)            1.73

             Class Y-10/27/99*            (9.07)            1.85
----------
* Class Y shares of the S&P(R) SmallCap Index Equity Fund commenced operations on August 7, 1997, ceased operations on May 15, 1998 and resumed operations on October 27, 1999.


        Non-Standardized Performance - Aggregate Total Return. Each Fund that advertises its "aggregate total return" computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                  (ERV) - 1
                                                  ----------
                     Aggregate Total Return  =        P

        The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

        All Funds. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

        From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

                                      TAXES

        The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

        General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year ("Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies ("Income Requirement").

        In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business.

        Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

        Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Money Market Funds, the Funds will not typically derive net long-term capital gains.

        In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

        If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

        Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds each year.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

        The Trust will be required in certain cases to withhold and remit to the United States Treasury 30% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

        Disposition of Shares. Upon the redemption, sale or exchange of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share of such Fund, a shareholder of such a Fund will not recognize gain or loss upon a sale or exchange of such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

        Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

        Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code
Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

        Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked to market" (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

        Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

        The Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

        The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

        Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

        Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

        Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called "excess distribution" with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

        The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

        Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

        Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

        Other Taxation. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

        The Trust is a Delaware statutory trust. Under the Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust's Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of the Trust into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.


        Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest of the Trust representing interests in the Munder S&P(R) MidCap Index Equity Fund, Munder S&P(R) SmallCap Index Equity Fund, and Munder Institutional Money Market Fund and Munder Institutional Government Money Market Fund. The shares of the Index Funds are offered in two separate classes: Class K and Class Y shares. The Money Market Funds are offered in four separate classes: Class K, Class Y, Preferred (Y-2) and Investor (Y-3) shares.


        The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of each Fund. The Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

        In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Trust's other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved, based on the number of shares of the Fund that are held by each shareholder.

        Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Preferred (Y-2) shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund's Preferred (Y-2) shares, only Investor (Y-3) shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund's Investor (Y-3) shares and only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Distribution and Service Plan as it relates to a Fund's Class K shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds of the Trust or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular Fund.

        Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by the Trust.

        Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders' meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

        The Trust's Declaration of Trust, as amended, authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's Board of Trustees may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

        Notwithstanding any provision of law requiring a greater vote of the Trust's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Trust's Declaration of Trust, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and the Trust's other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

                             OTHER INFORMATION

     Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Trust's independent auditors.

     Control Persons and Principal Holders of Securities. As of April 1, 2003, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds (when they were Predecessor Funds).

-------------------------------------------------------------------------------------------------------------

                                                                                    Percentage of Class

Name of Fund and Class                Name and Address                              Outstanding (%)
-------------------------------------------------------------------------------------------------------------
Institutional Government Money        FUNDS DISTRIBUTOR INC                         100.000
Market Class K                        ATTN ACCOUNTING DEPT
                                      60 STATE STREET SUITE 1300
                                      BOSTON MA 02109
-------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund       CALHOUN & CO                                   89.396
Class Y                               C/O COMERICA BANK DETROIT
                                      ATTN VICKY FROEHLICH
                                      P O BOX 75000
                                      DETROIT MI  48275-3455
-------------------------------------------------------------------------------------------------------------
Institutional Government Money        CALHOUN & CO                                  100.000
Market Class Y                        C/O COMERICA BANK DETROIT
                                      ATTN VICKY FROEHLICH
                                      P O BOX 75000
                                      DETROIT MI  48275-3455
-------------------------------------------------------------------------------------------------------------
S&P MidCap Index Equity Fund Class K  CALHOUN & CO                                  100.000
                                      C/O COMERICA BANK DETROIT
                                      ATTN MUTUAL FUNDS UNIT MC 3446
                                      P O BOX 75000
                                      DETROIT MI  48275-3455
-------------------------------------------------------------------------------------------------------------
S&P SmallCap Index Equity Fund Class  CALHOUN & CO                                   99.881
K                                     C/O COMERICA BANK DETROIT
                                      ATTN MUTUAL FUNDS UNIT MC 3446
                                      P O BOX 75000
                                      DETROIT MI  48275-3455
-------------------------------------------------------------------------------------------------------------
S&P MidCap Index Equity Fund Class Y  CALHOUN & CO                                   99.931
                                      C/O COMERICA BANK DETROIT
                                      ATTN MUTUAL FUNDS UNIT MC 3446
                                      P O BOX 75000
                                      DETROIT MI  48275-3455
-------------------------------------------------------------------------------------------------------------
S&P SmallCap Index Equity Fund Class  CALHOUN & CO                                  100.000
Y                                     C/O COMERICA BANK DETROIT
                                      ATTN MUTUAL FUNDS UNIT MC 3446
                                      P O BOX 75000
                                      DETROIT MI  48275-3455
-------------------------------------------------------------------------------------------------------------

     As of April 1, 2003, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of all of the Funds. As a result Comerica Bank may be deemed to have control of one or more of the Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

     As of April 1, 2003, discretionary clients of MCM over which it has voting power collectively owned less than 1% of each Fund's outstanding shares, except with respect to the Institutional Money Market Fund (4.87%).

     Shareholder Approvals. As used in this SAI and in the Prospectuses, a "majority of the outstanding shares" of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                             REGISTRATION STATEMENT

     This SAI and the Funds' Prospectuses do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

     Statements contained herein and in the Funds' Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds' registration statement, each such statement being qualified in all respects by such reference.

                         ANNUAL FUND OPERATING EXPENSES

     Unless otherwise noted, a Fund's expense ratio, identified as "Annual Fund Operating Expenses" in the prospectus expense tables, reflects that Fund's actual operating expenses for its most recent fiscal year as a percentage of the Fund's average net assets for the year. Because the percentage is based on a Fund's "average" net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain Funds), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

                              FINANCIAL STATEMENTS

     The financial statements of the Funds (when they were Predecessor Funds), including the notes thereto, dated December 31, 2002 have been audited by Ernst & Young LLP, independent auditors, and are incorporated by reference into this SAI from the Annual Report of the Funds dated as of December 31, 2002. The information under the caption "Financial Highlights" for the period from commencement of operations through December 31, 2002, appearing in the related Prospectuses dated April 30, 2003 has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         The financial statements of the Trust for the period prior to the reorganization and redomicilation of the Predecessor Funds as series of the Trust, which are attached, contain the following:

o        Report of Ernst & Young LLP, Independent Auditors.
o        Statement of Assets and Liability.
o        Statement of Operations.
o        Notes to Financial Statements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     To the Board of Trustees and Shareholder of Munder Series Trust:

     We have audited the accompanying statement of asset and liability of Munder Series Trust (the "Trust"), as of April 8, 2003, and the related statement of operations for the period from February 3, 2003 to April 8, 2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the Munder Series Trust at April 8, 2003, and the results of its operations for the period from February 3, 2003 to April 8, 2003, in conformity with accounting principles generally accepted in the United States.

                                          ERNST & YOUNG LLP

     Boston, Massachusetts
     April 8, 2003

                              Munder Series Trust
                      Statement of Assets and Liabilities
                                 April 8, 2003

ASSET:
  Cash                                                              $117,000
                                                                    --------
    Total Asset                                                     $117,000
                                                                    --------
LIABILITY:

  Due to affiliate                                                    17,000
                                                                    --------
    Total Liability                                                   17,000
                                                                    --------
    NET ASSETS                                                      $100,000
                                                                    ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $117,000
  Accumulated net investment loss                                    (17,000)
                                                                    --------
    NET ASSETS                                                      $100,000
                                                                    ========

                       See Notes to Financial Statements

                              Munder Series Trust
                            Statement of Operations
             For the Period From February 3, 2003 to April 8, 2003

INVESTMENT INCOME                                                      $    --

EXPENSES:
  Trustee fees and expenses                                              17,000
                                                                       --------
    Total Expenses                                                       17,000
                                                                       --------
NET INVESTMENT LOSS                                                    $(17,000)
                                                                       ========



                       See Notes to Financial Statements

                              Munder Series Trust
                         Notes to Financial Statements
                                 April 8, 2003

1. Organization

     Munder Series Trust (a Delaware Trust) (the "Trust") was organized on February 3, 2003 and has had no operations since that date other than matters relating to its organization. Munder Series Trust was formed solely for the purpose of completing an Agreement and Plan of Reorganization and Redomiciliation of each Fund of St. Clair Funds, Inc., The Munder Framlington Funds Trust, The Munder Funds, Inc. and The Munder Funds Trust.

2. Significant Accounting Policies

     Organization Costs: Costs relating to the organization of the Trust will be borne by Munder Capital Management, the sole contributor of capital to the Trust, except for $17,000 of Trustee fees and expenses.

     Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3. Due to Affiliate

     Due to Affiliate represents a payable to Munder Capital Management to reimburse it for payments made to the Trustee on behalf of the Trust.

                                   APPENDIX A

RATED INVESTMENTS -
CORPORATE BONDS

        From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

        "Aaa":      Bonds that are rated "Aaa" are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa":       Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

        "A":        Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa":      Bonds that are rated "Baa" are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        "Ba":       Bonds that are rated "Ba" are judged to have speculative
elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        "B":        Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        "Caa":      Bonds that are rated "Caa" are of poor standing. These
issues may be in default or present elements of danger may exist with respect to principal or interest.

        Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

        From Standard & Poor's Corporation ("S&P") description of its bond ratings:

        "AAA":      Debt rated "AAA" has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

        "AA":       Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

        "A":        Debt rated "A" has a strong capacity to pay interest and
repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        "BBB":      Bonds rated "BBB" are regarded as having an adequate
capacity to pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

        From Fitch Ratings, Inc. ("Fitch") description of its bond ratings:

        "AAA":      "AAA" ratings denote the lowest expectation of credit risk.
They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        "AA":       "AA" ratings denote a very low expectation of credit risk.
They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        "A":        "A" ratings denote a low expectation of credit risk. The
capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in economic conditions than is the case for higher ratings.

        "BBB":      "BBB" ratings indicated that there is currently a low
expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        "BB":       "BB" ratings indicate that there is a possibility of credit risk developing, particularly as a result of economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

        "B":        "B" ratings indicate that significant credit risk is
present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon sustained, favorable business and economic environment.

         "CCC," "CC" and "C": Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business and economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

COMMERCIAL PAPER


        The rating "Prime-1 or P-1" is the highest commercial paper rating assigned by Moody's. These issuers (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return of funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Instruments rated "Prime-2 or P-2" are offered by issuers (or supporting institutions) that have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


        Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" is rated in the highest category assigned by S&P and indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated "A-1+." This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Commercial paper rated "A-2" by S&P is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        The highest rating category assigned by Fitch is "F1", which indicates the strongest capacity for timely payment of financial commitments. Certain obligations may be designated "F1+" to denote any exceptionally strong credit feature. Commercial paper rated "F2" represents a good credit quality with a satisfactory capacity for timely payment of financial commitments, but a margin of safety that is not as great as in the case of the higher ratings.

                                   APPENDIX B

        The Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

        I.      INDEX FUTURES CONTRACTS

        General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks.

        Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

        A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

        In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

        Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

        ANTICIPATORY PURCHASE HEDGE: Buy the Future

        Hedge Objective:  Protect Against Increasing Price

PORTFOLIO                                                FUTURES
------------------------------------------------         -----------------------------------
                                                         -Day Hedge is Placed-
Anticipate buying $62,500 in Equity Securities           Buying 1 Index Futures at 125
                                                         Value of Futures = $62,500/Contract

                                                         -Day Hedge is Lifted-
Buy Equity Securities with Actual Cost = $65,000         Sell 1 Index Futures at 130
Increase in Purchase Price = $2,500                      Value of Futures = $65,000/Contract
                                                         Gain on Futures = $2,500

                HEDGING A STOCK PORTFOLIO: Sell the Future

                Hedge Objective: Protect Against Declining
                Value of the Portfolio
                Factors:
                        Value of Stock Portfolio = $1,000,000 Value of Futures Contract - 125 X $500 = $62,500 Portfolio Beta Relative to the Index = 1.0

PORTFOLIO                                                FUTURES
--------------------------------------------------       -----------------------------------
                                                         -Day Hedge is Placed-
Anticipate Selling $1,000,000 in Equity Securities       Sell 16 Index Futures at 125
                                                         Value of Futures = $1,000,000

                                                         -Day Hedge is Lifted-
Equity Securities - Own Stock                            Buy 16 Index Futures at 120
with Value = $960,000                                    Value of Futures = $960,000
Loss in Portfolio Value = $40,000                        Gain on Futures = $40,000

        II.     MARGIN PAYMENTS

        Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian in an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

        III.    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

        There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline. If this occurs, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

        Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

        In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

        Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

        Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        Successful use of futures by the Funds is also subject to the Advisor's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

        IV.     CURRENCY TRANSACTIONS

        A Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the SAI. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

        A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

        A Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

        A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

        To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German mark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high-grade assets on the books of the Fund's Custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

        Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        V.      OPTIONS

        A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

        The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase or a closing sale transaction can be effected.

        Effecting a closing transaction in the case of a written call option will permit the Index Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit such Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

        The Index Funds may write options in connection with buy-and-write transactions; that is, the Index Funds may purchase a security and then write a call option against that security. The exercise price of the call such Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

        In the case of writing a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with the Fund's Custodian. The Index Funds may write call options that are not covered for cross-hedging purposes. Each of the Index Funds will limit its investment in uncovered put and call options purchased or written by a Fund to 5% of a Fund's total assets. The Index Funds will write put options only if they are "secured" by cash or cash equivalents in a segregated account with the Fund's Custodian in an amount not less than the exercise price of the option at all times during the option period.

        The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the

Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

        The Index Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Index Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Fund.

        When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

        There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

        There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

        In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

        VI.     OPTIONS ON FUTURES CONTRACTS

        The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

        Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

        VII.    OTHER MATTERS

        Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                               MUNDER SERIES TRUST


                           LIQUIDITY MONEY MARKET FUND
                  (formerly "Liquidity Plus Money Market Fund")


                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 2003

        Liquidity Money Market Fund ("Fund") is a diversified series of Munder Series Trust. ("Trust"), an open-end management investment company. The Fund's investment advisor is Munder Capital Management ("Advisor" or "MCM").

        This Statement of Additional Information ("SAI") provides supplementary information provided to investors in the Fund and has been filed with the Securities and Exchange Commission ("SEC") as part of the Trust's Registration Statement. This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus dated April 30, 2003 ("Prospectus"). The financial statements for the Fund including the notes thereto, dated December 31, 2002, are incorporated by reference into this SAI from the annual report of the Fund. A copy of the Prospectus or annual report may be obtained free of charge through Funds Distributor, Inc. ("Distributor"), or by calling the Fund at (800) 438-5789.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

FUND HISTORY AND GENERAL INFORMATION................................    3
FUND INVESTMENTS....................................................    3
INVESTMENT LIMITATIONS..............................................   14
MANAGEMENT OF THE FUND..............................................   16
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS..................   22
CODES OF ETHICS.....................................................   28
PORTFOLIO TRANSACTIONS..............................................   28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................   30
NET ASSET VALUE.....................................................   31
YIELD...............................................................   32
TAXES...............................................................   33
ADDITIONAL INFORMATION CONCERNING SHARES............................   36
OTHER INFORMATION...................................................   38
REGISTRATION STATEMENT..............................................   38
ANNUAL FUND OPERATING EXPENSES......................................   38
FINANCIAL STATEMENTS................................................   39
APPENDIX............................................................   44


        No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION


        The Trust is an open-end management investment company. The Trust was organized as a Delaware statutory trust on January 23, 2003. The Fund is a diversified mutual fund. Prior to April 30, 2003, the Fund, which was then known as the Liquidity Plus Money Market Fund, was a series of another open-end management investment company, St. Clair Funds, Inc., a Maryland corporation organized on May 23, 1984 under the name "St. Clair Money Market Fund, Inc.," which was changed to "St. Clair Fixed Income Fund, Inc." on December 30, 1986 and to "St. Clair Funds, Inc." on September 18, 1996 ("St. Clair"). On April 30, 2003, the Fund was reorganized as a separate series of the Trust. As of the same date, the separate series of three other open-end management investment companies, The Munder Funds, Inc. ("MFI"), The Munder Funds Trust ("MFT") and The Munder Framlington Funds Trust ("MFR"), also reorganized as series of the Trust. St. Clair, MFI, MFT, MFR and their respective series are referred to in this SAI together as the "Predecessor Funds."

        Prior to April 30, 2003, the Fund was named Liquidity Plus Money Market Fund.

        As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management ("Advisor" or "MCM"), a Delaware general partnership. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 97% of the partnership interests in the Advisor.

        Shares of the Fund are sold only through Comerica Securities, Inc., Comerica Bank, or their affiliates, and certain other institutional investors ("Institutional Investors"). Shares may be purchased by Institutional Investors for investment of their own funds, or for funds of their customer accounts ("Customer Accounts") for which they serve in a fiduciary, agency or custodial capacity. Shares are sold and redeemed without the imposition of a purchase or redemption charge by the Fund, although Institutional Investors that are record owners of Shares for their Customer Accounts may charge their customers separate account fees.


        Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

                                FUND INVESTMENTS

        The following supplements the information contained in the Fund's Prospectus concerning the investment objectives and policies of the Fund. The Fund's investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees ("Board of Trustees" or "Board") without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its objective or goal.

        A description of the applicable credit ratings is set forth in Appendix A to this SAI.

        Asset-Backed Securities. The Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments that, in the case of mortgages, have maximum maturities of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

        Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured.

        Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

        Borrowing. The Fund is authorized to borrow money in amounts up to 5% of the value of its assets at the time of such borrowings for temporary purposes, and may borrow up to 33 ?% of its assets to meet redemption requests. Borrowing may be unsecured. The Investment Company Act of 1940, as amended ("1940 Act"), requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

        Commercial Paper. Commercial paper (short-term promissory notes issued by corporations), including variable amount master demand notes, having short-term ratings at the time of purchase, must be rated by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc, ("S&P") within the two highest rating categories assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparable quality pursuant to guidelines approved by the Board. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund's rating criteria, the Fund may require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

        Foreign Securities. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers such as foreign commercial paper and obligations of foreign banks. Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

        There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

        Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

        Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to the Fund.

        The Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

        Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

        The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

        Guaranteed Investment Contracts. The Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund's limitation on illiquid investments.

        Illiquid Securities. The Fund may invest up to 10% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended ("1933 Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

        The Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the 1933 Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


        Investment Company Securities. The Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement.


        For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies known as exchange-traded funds ("ETFs") are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

        Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 33-1/3% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Advisor has determined are creditworthy under guidelines established by the Board.

        Mortgage-Backed Securities. The Fund may purchase mortgage-backed securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.

        Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

        Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.

        Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

        The average life of mortgage-backed securities varies with the maturities of the underlying instruments which in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-backed security's total return may be difficult to predict precisely. When the Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

        Municipal Obligations. The Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Trust nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

        An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

        From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted.

        Repurchase Agreements. The Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase the securities at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

        The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

        Securities subject to repurchase agreements will be held, as applicable, by the Fund's Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

        Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

        Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund's Custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

        Stripped Securities. The Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

        Only instruments that are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs that are stripped by their holder do not qualify as U.S. Government obligations.

        The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

        Stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board.

        In addition, the Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

        The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

        Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Fund may not fully recover its initial investment.

        The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

        Supranational Bank Obligations. The Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

        U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

        U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

        The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

        Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank.

        Variable Amount Master Demand Notes. The Fund may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

        Variable and Floating Rate Instruments. Debt instruments in which the Fund invests may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Fund will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

        The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

        Variable and floating rate securities held by the Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

        In determining average weighted portfolio maturity of the Fund, short-term variable rate securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and short-term floating rate securities shall be deemed to have a maturity of one day. For purposes of this paragraph, "short-term" with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

        In determining average weighted portfolio maturity of the Fund, long-term variable rate securities shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and long-term floating rate securities shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, "long-term" with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

        Variable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment. Floating rate government securities shall be deemed to have a remaining maturity of one day.

        When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

        When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will designate cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual circumstances.

        The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

        When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

        The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities.

The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

        Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

        The Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. The Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Fund, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

        Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security's rating may be reduced. The Board or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

                             INVESTMENT LIMITATIONS

        The Fund is subject to the investment limitations enumerated in this section which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Other Information-Shareholder Approvals").

        As a matter of fundamental policy, the Fund:


        1. May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (i) enter into commitments to purchase securities in accordance with the Fund's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;


        2. May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

        3. May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies, and investment program;


        4. May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use;
                (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

        5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

        6. May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

        7. Shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

        8. May not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund's investments in: (i) securities of other investment companies;
                (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (iii) instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


        If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund's holdings of illiquid securities exceed 10% because of changes in the value of the Fund's investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             MANAGEMENT OF THE FUND

        The Trust is supervised by the Board that is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Fund's activities.


        Trustees and Officers. Information about the Trustees and officers of the Trust, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a "Non-Interested Trustee" to the extent the Trustee is not an "interested person" of the Trust (as that term is defined in Section 2(a)(19) of the 1940 Act).

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                             TERM OF                                             IN FUND
NAME,                          POSITION(s)   OFFICE(1) AND     PRINCIPAL OCCUPATION(s)           COMPLEX       OTHER
ADDRESS                        WITH THE      LENGTH OF         DURING                            OVERSEEN BY   DIRECTORSHIPS
AND AGE                        TRUST         TIME SERVED(2)    PAST 5 YEARS                      TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott             Trustee and   Indefinite        Consultant, self-employed              32       None
c/o The Munder Funds           Chairman      since 11/89       (since 7/95); Senior Advisor to
480 Pierce Street                                              President, Western Michigan
Suite 300                                                      University (7/95 to 12/98);
Birmingham, MI 48009                                           Trustee, @Vantage (since 8/00).
Age 71.

---------------------------------------------------------------------------------------------------------------------------------
John Rakolta, Jr.              Trustee and   Indefinite        Chairman and Chief Executive           32       None
c/o The Munder Funds           Vice          since 2/93        Officer, Walbridge Aldinger
480 Pierce Street              Chairman                        Company (construction company)
Suite 300                                                      (since 1991); Trustee, @Vantage
Birmingham, MI 48009                                           (since 8/00).
Age 55.

---------------------------------------------------------------------------------------------------------------------------------
David J. Brophy                Trustee       Indefinite        Professor of Finance,                  32       PCS Research
c/o The Munder Funds                         since 5/93        University of Michigan-Business                 Technology Inc.
480 Pierce Street                                              School (since 8/66); Trustee,                   (financial
Suite 300                                                      @Vantage (since 8/00).                          technology company)
Birmingham, MI 48009                                                                                           (since 2/02).
Age 66.

---------------------------------------------------------------------------------------------------------------------------------
Joseph E. Champagne            Trustee       Indefinite        Vice President, Macomb College         32       None
c/o The Munder Funds                         since 2/94        (since 2001); Dean, Macomb
480 Pierce Street                                              College (since 9/97); Trustee,
Suite 300                                                      @Vantage (since 8/00).
Birmingham, MI 48009
Age 64.

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                             TERM OF                                             IN FUND
NAME,                          POSITION(s)   OFFICE(1) AND     PRINCIPAL OCCUPATION(s)           COMPLEX       OTHER
ADDRESS                        WITH THE      LENGTH OF         DURING                            OVERSEEN BY   DIRECTORSHIPS
AND AGE                        TRUST         TIME SERVED(2)    PAST 5 YEARS                      TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Thomas D. Eckert               Trustee       Indefinite        Director, President and Chief          32       None
c/o The Munder Funds                         since 2/93        Executive Officer, Capital
480 Pierce Street                                              Automotive REIT (real estate
Suite 300                                                      investment trust specializing
Birmingham, MI 48009                                           in retail automotive
Age 55.                                                        properties) (since 10/97);
                                                               Trustee, @Vantage
                                                               (since 8/00).

---------------------------------------------------------------------------------------------------------------------------------
Arthur T. Porter               Trustee       Indefinite        President and Chief Executive          32       None
3990 John R.                                 since 2/01        Officer of the Detroit Medical
Detroit, MI 48201                                              Center (since 3/99); Professor
Age 46.                                                        with Tenure and Chairman of
                                                               Radiation Oncology of Wayne
                                                               State University School of
                                                               Medicine (3/91 to 3/99);
                                                               Trustee, @Vantage (since 8/00).

---------------------------------------------------------------------------------------------------------------------------------
John Engler                    Trustee       Indefinite        President of State and Local           32       Universal Forest
c/o The Munder Funds                         since 2/03        Government/Vice President of                    Products, Inc.
480 Pierce Street                                              Government Solutions for North                  (manufacturer and
Suite 300                                                      America, Electronic Data                        distributor of
Birmingham, MI 48009                                           Systems Corp. (computer                         lumber products)
Age 54.                                                        services) (since 1/03);                         (since 1/03);
                                                               Governor of the State of                        Northwest Airlines
                                                               Michigan (1/91 to 1/03).                        (since 1/03).

---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

---------------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan(3)          Trustee       Indefinite        President of Monahan                   32       CMS Energy
3707 West Maple Rd.                          since 8/00        Enterprises, LLC (consulting                    Corporation
Suite 102                                                      company) (since 6/99); Chairman                 (energy company)
Bloomfield Hills, MI 48301                                     of Munder Capital Management                    (since 12/02);
Age 64.                                                        (investment advisor) (10/99 to                  Guilford Mills,
                                                               12/00); Chairman and Chief                      Inc. (supplier of
                                                               Executive Officer of Munder                     automotive textile
                                                               Capital Management (10/99 to                    products) (since
                                                               12/99); President of Comerica                   10/02).
                                                               Incorporated (bank holding
                                                               company) (6/92 to 6/99);
                                                               Trustee, @Vantage (since 8/00).

---------------------------------------------------------------------------------------------------------------------------------

----------
     (1) The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of the Trust, any Trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.
     (2) The date on which each Trustee began service as a Board member includes the periods, if any, during which such Trustee served as a Director/Trustee of the Predecessor Funds.
     (3) Mr. Monahan is an "interested" trustee as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Fund's advisor.

NAME,                          POSITION(s)   TERM OF OFFICE/(1)/
ADDRESS                        WITH THE      AND LENGTH OF
AND AGE                        TRUST         TIME SERVED/(2)/          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
OFFICERS

---------------------------------------------------------------------------------------------------------------------
James C. Robinson              President     through 2/04;      Chairman and Chief Executive Officer of Munder Capital
480 Pierce Street                            since 5/00         Management (investment advisor)(since 1/00);  Chief
Suite 300                                                       Investment   Officer/Fixed  Income  of Munder Capital
Birmingham, MI 48009                                            Management (1/90 to 1/00);  President of @Vantage
Age 42.                                                         (8/00).

---------------------------------------------------------------------------------------------------------------------
Stephen J. Shenkenberg         Vice          through 2/04;      General Counsel of Munder Capital Management
480 Pierce Street              President     since 8/00         (investment advisor)(since 7/00); Deputy General
Suite 300                      and                              Counsel of Strong Capital Management, Inc.
Birmingham, MI 48009           Secretary                        (investment advisor) (12/92 to 7/00); Vice President
Age 44.                                                         and Secretary of @Vantage (since 8/00).

---------------------------------------------------------------------------------------------------------------------
Elyse G. Essick                Vice          through 2/04;      Chief Marketing Officer of Munder Capital  Management
480 Pierce Street              President     since 4/95         (investment advisor) (since 9/88); Vice President of
Suite 300                                                       @Vantage (since 8/00).
Birmingham, MI 48009
Age 45.

---------------------------------------------------------------------------------------------------------------------
Peter K. Hoglund               Vice          through 2/04;      Chief Administration Officer of Munder Capital
480 Pierce Street              President     since 2/01         Management (investment advisor) (since 5/00);
Suite 300                                                       Associate of Heartland Industrial Partners (a
Birmingham, MI 48009                                            private equity group) (10/99 to 5/00); Sr. Portfolio
Age 37.                                                         Manager of Munder Capital Management (1/98 to
                                                                10/99); Vice President of @Vantage (since 2/01).

---------------------------------------------------------------------------------------------------------------------
Cherie Ugorowski               Treasurer     through 2/04;      Controller of Munder Capital Management (investment
480 Pierce Street                            since 8/01         advisor) (since 6/01); Corporate Accounting Manager,
Suite 300                                                       DaimlerChrysler Corporation (automotive
Birmingham, MI 48009                                            manufacturer) (9/99 to 6/01); Manager, Audit and
Age 34.                                                         Business Advisory Practice, Arthur Andersen LLP
                                                                (9/90 to 9/99); Treasurer of @Vantage (since 8/01).

---------------------------------------------------------------------------------------------------------------------
David Rumph                    Assistant     through 2/04;      Analyst of Munder Capital Management (investment
480 Pierce Street              Treasurer     since 8/01         advisor) (since 4/01); Analyst, Controller's Group,
Suite 300                                                       Delphi Automotive Corp. (automotive supplier) (6/99
Birmingham, MI 48009                                            to 4/01); Manager, Mutual Fund Operations, Banc One
Age 31.                                                         (4/97 to 6/99); Assistant Treasurer of @Vantage
                                                                (since 8/01).

---------------------------------------------------------------------------------------------------------------------
Bradford E. Smith              Assistant     through 2/04;      Director of Mutual Fund Operations of Munder Capital
480 Pierce Street              Treasurer     since 5/00         Management (investment advisor) (since 3/01);
Suite 300                                                       Manager of Mutual Fund Operations of Munder Capital
Birmingham, MI 48009                                            Management (since 3/00); Administrator of Mutual
Age 31.                                                         Fund Operations of Munder Capital Management (8/99
                                                                to 2/00); Assistant Vice President, Madison Mosaic,
                                                                LLC (advisor to the Mosaic Funds) (9/98 to 7/99);
                                                                Assistant Director of Shareholder Service, Madison
                                                                Mosaic, LLC (advisor to the Mosaic Funds) (4/97 to
                                                                8/98); Assistant Treasurer of @Vantage (since 8/01).
---------------------------------------------------------------------------------------------------------------------

NAME,                          POSITION(s)   TERM OF OFFICE/(1)/
ADDRESS                        WITH THE      AND LENGTH OF
AND AGE                        TRUST         TIME SERVED/(2)/             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Melanie Mayo West              Assistant     through 2/04;         Associate General Counsel of Munder Capital
480 Pierce Street              Secretary     since 2/02            Management (investment advisor) (since 11/01);
Suite 300                                                          Associate, Dykema Gossett PLLC (law firm) (8/98 to
Birmingham, MI 48009                                               11/01); Associate, Hertz, Schram & Saretsky, P.C.
Age 35.                                                            (law firm) (3/98 to 8/98); Assistant Secretary of
                                                                   @Vantage (since 8/01).

------------------------------------------------------------------------------------------------------------------------
Mary Ann Shumaker              Assistant     through 2/04;         Associate General Counsel of Munder Capital
480 Pierce Street              Secretary     since 8/99            Management (investment advisor) (since 3/98);
Suite 300                                                          Assistant Secretary of @Vantage (since 8/01).
Birmingham, MI 48009
Age 48.
---------------------------------------------------------------------------------------------------------------------

----------
     (1)  The officers are elected annually by the Board.
     (2) The date on which each officer began service as an officer of the Trust includes the periods during which such officer served as an officer of the Predecessor Funds.

        Standing Committees of the Board. The Trust has a standing Audit Committee presently consisting of Mr. Eckert, Dr. Brophy, Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not "interested persons" (as defined in the 1940 Act) of the Trust. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Fund's independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board has adopted a written charter for the Audit Committee. During the last fiscal year of the Fund, the Audit Committee met two times.

        The Trust has a Nominating Committee. The Nominating Committee presently consists of Dr. Brophy, Dr. Champagne, Mr. Eckert and Mr. Rakolta. The function of the Nominating Committee is to recommend candidates for election to the Board of Trustees as independent Trustees. The Committee will not consider nominees recommended by stockholders. There were no nominees to be considered so the Nominating Committee did not meet during the most recently completed fiscal year of the Fund.

        The Trust has a Board Process and Compliance Oversight Committee. The Board Process and Compliance Oversight Committee presently consist of Dr. Champagne, Mr. Monahan and Dr. Porter. The function of the Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review the ongoing adherence by the Fund to its applicable compliance guidelines and review reports and other information concerning the status of the Fund's compliance with applicable regulatory requirements and valuation procedures. The Board Process and Compliance Oversight Committee met four times during the last fiscal year of the Fund.


        Management Ownership of the Fund. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all funds overseen by each Trustee in the Fund complex as of December 31, 2002.

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF          SECURITIES IN ALL REGISTERED INVESTMENT
                                     EQUITY SECURITIES        COMPANIES OVERSEEN BY TRUSTEE IN
                                     IN THE FUND              FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Charles W. Elliott                   None                     Over $100,000

John Rakolta, Jr.                    None                     Over $100,000

David J. Brophy                      None                     $10,001-$50,000

Joseph E. Champagne                  None                     $10,001-$50,000

Thomas D. Eckert                     None                     $50,001-$100,000

Arthur T. Porter                     None                     None

John Engler                          None                     None

INTERESTED TRUSTEE

Michael T. Monahan                   None                     Over $100,000

        As of the date of this SAI, no officer, director or employee of the Advisor, Comerica Bank, the Custodian, the Distributor, the Administrator, the Sub-Administrators or the Transfer Agent, as defined below, currently receive any compensation from the Trust. As of April 1, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of the Fund.

        Compensation. Trustees who are not otherwise compensated by MCM, any sub-advisor to the Trust, or the Distributor pursuant to a contract between the Trust and MCM, the sub-advisor or the Distributor, receive an aggregate annual retainer from the Trust for service on the Board of $68,000 ($90,000 for the Chairman). Trustees of The Munder @Vantage Fund ("@Vantage") who are not otherwise compensated by MCM or the Distributor pursuant to a contract between the Trust and MCM or the Distributor receive an annual retainer fee of $4,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

        The Boards of Directors/Trustees of the Predecessor Funds adopted a deferred compensation plan ("Plan") on August 14, 2001 and the Board of Trustees of the Trust adopted the same Plan on February 11, 2003. The Plan permits each Trustee who receives compensation from the Funds of the Trust to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption by the Predecessor Funds, each Director/Trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of the Trust to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

        The following table summarizes the compensation paid to the Trustees of the Trust (in their role as Directors/Trustees of the Predecessor Funds) and @Vantage, including committee fees for the twelve-month period ended December 31, 2002.

                               COMPENSATION TABLE

                                                          PENSION OR
                                   AGGREGATE              RETIREMENT            ESTIMATED         TOTAL COMPENSATION
                                 COMPENSATION          BENEFITS ACCRUED          ANNUAL           FROM THE TRUST AND
                                   FROM THE             AS PART OF FUND       BENEFITS UPON        FUND COMPLEX PAID
NAME OF TRUSTEE                    TRUST(1)                EXPENSES            RETIREMENT           TO TRUSTEES(1)
--------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott              $       90,000                None                None               $      94,000

John Rakolta, Jr.               $       71,000                None                None               $      75,000

David J. Brophy                 $       68,000                None                None               $      72,000

Joseph E. Champagne             $       71,000                None                None               $      75,000

Thomas D. Eckert                $       71,000                None                None               $      75,000

Michael T. Monahan              $       68,000                None                None               $      72,000

Arthur T. Porter                $       68,000                None                None               $      72,000

----------
(1) There are currently two investment companies (the Trust and @Vantage) and 32 funds in the Fund Complex. Amounts provided for the Trust for the period are those paid to the Trustee when such Trustee was a Director/Trustee of the Predecessor Funds. Amounts provided for the Fund Complex for the period are those paid to the Trustee when such Trustee was a Director/Trustee of the Predecessor Funds and @Vantage. For the fiscal year ended December 31, 2002, each of Mr. Elliott, Mr. Eckert and Dr. Porter deferred all of his compensation pursuant to the deferred compensation plan described above. The total compensation from the Predecessor Funds and @Vantage deferred by the Trustees was $94,000 for Mr. Elliott, $75,000 for Mr. Eckert and $72,000 for Dr. Porter.

        Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person's spouse, children residing in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

        As of December 31, 2002, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

        During the calendar years of 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

        During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "Fund-Related Party"): (i) the Fund, (ii) an officer of the Fund, (iii) a related fund, (iv) an officer of any related fund,
(v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

        Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT ("CARS"), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2001 and 2002, CARS had multiple secured lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of the Advisor. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company ("Walbridge"), a privately-owned construction company. During the calendar years 2001 and 2002, Walbridge had a stand-by line of credit with Comerica Bank. In both cases, these lines of credit are standard agreements that were negotiated at arm's-length and contain customary terms, conditions and interest rates.


        During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

        None of the Fund's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Fund, (ii) an officer of the Fund, (iii) a related fund, (iv) an officer of any related fund,
(v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

        Trustee Liability. The Declaration of Trust of the Trust provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS


        Investment Advisor. The Advisor of the Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II and Munder Group, LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

        The Predecessor Funds entered into an Investment Advisory Agreement ("Predecessor Advisory Agreements") with the Advisor that was approved by the Boards of Directors/Trustees of the Predecessor Funds and by their shareholders. As of the date of this SAI, the Boards of Directors/Trustees last approved the continuation of the Predecessor Advisory Agreements on May 21, 2002. In determining whether to approve the continuation of the Predecessor Advisory Agreements, the Boards of Directors/Trustees requested, and received from the Advisor, information that the Boards believed to be reasonably necessary to reach their conclusion. The Boards of Directors/Trustees carefully evaluated this information and were advised by legal counsel to the Predecessor Funds and by legal counsel to the Non-Interested Directors/Trustees with respect to their deliberations. In considering the Predecessor Advisory Agreements, the Boards of Directors/Trustees reviewed numerous factors. The Boards first reviewed each series' investment performance during the previous year and for all relevant prior periods. Although investment performance was a factor in determining that the Predecessor Advisory Agreements should be continued, the following factors were also considered by the Boards of Directors/Trustees in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor: (a) services provided under the Predecessor Advisory Agreements; (b) requirements of the Predecessor Funds for the services provided by the Advisor; (c) the quality of the services expected to be provided; (d) fees payable for the services; (e) total expenses of each Predecessor Fund; (f) the Advisor's commitments to operating the Predecessor Funds at competitive expense levels; (g) profitability of the Advisor with respect to its relationship with the Predecessor Funds; (h) the capabilities and financial condition of the Advisor; (i) current economic and industry trends; and (j) the historical relationship between each of the Predecessor Funds and the Advisor.

        Current management fees were also reviewed in the context of the Advisor's profitability. In addition, the Boards of Directors/Trustees reviewed an analysis prepared by an independent third-party comparing each Predecessor Fund's expense ratio, advisory fee and performance with comparable mutual funds. Among other things, the Boards of Directors/Trustees considered the following factors in evaluating the continuation of the Predecessor Advisory Agreements:
(a) the fairness and reasonableness of the investment advisory fee payable to the Advisor under the Predecessor Advisory Agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Advisor's relationship with the Predecessor Funds, and the amount of the fees paid compared to fees paid by other investment companies; (b) the nature, quality and extent of the investment advisory services provided by the Advisor, in light of the high quality services provided by the Advisor in its management of the Predecessor Funds and the Predecessor Funds' historic performance, including the success of the Predecessor Funds in achieving stated investment objectives; (c) the Advisor's entrepreneurial commitment to the management of the Predecessor Funds and the continuing creation of a broad-based family of funds, which could entail a substantial commitment of the Advisor's resources to the successful operation of the Predecessor Funds; (d) the Advisor's representations regarding its staffing and capabilities to manage the Predecessor Funds, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor.


        Based on their review of the information requested and provided, and following extended discussions concerning the same, the Boards of Directors/Trustees of the Predecessor Funds determined that continuing the Predecessor Advisory Agreements was consistent with the best interests of the Predecessor Funds and their shareholders, and the Boards of Directors/Trustees unanimously approved the Predecessor Advisory Agreements for an additional annual period on the basis of the foregoing review and discussions. In particular, the Board noted the following factors, among others, in making its determination:

        . The terms of the Predecessor Advisory Agreements, including the services to be provided to the Predecessor Funds and the advisory fees payable by the Predecessor Funds, were generally comparable to the terms of advisory arrangements within the industry and within peer groups of mutual funds. The Board also noted that the Predecessor Advisory Agreements did not increase investment advisory fees payable by any Predecessor Fund or overall operating expenses of any Predecessor Fund over historical fee and expense levels. The Board also noted that the Advisor's profitability of operations with respect to the Predecessor Funds during the past year was lower than that of other advisors, based upon the Board's review of publicly available information.

        . The Advisor has historically provided high-quality services in its management of the Predecessor Funds and is committed to the successful operation of the Fund. Based upon the information provided to the Board, the Board expected that the Advisor would continue to provide high-quality services to the Fund. The Board reviewed the performance of each Predecessor Fund relative to its benchmark securities and market indices and comparable funds and, given the difficult economic and market environment, concluded that the performance of the Advisor was acceptable under the circumstances. While the historical relative performance of the Predecessor Funds has varied over time, the Board concluded that the Advisor was taking positive steps to improve the performance of the Predecessor Funds relative to their respective benchmarks. The Advisor described for the Board the continuing implementation of an investment management methodology focused on managing the risk and reducing the negative variance of each Predecessor Fund's performance relative to its benchmark, which the Advisor advised the Board should produce more predictable long-term performance for each Predecessor Fund relative to its benchmark. In addition, the Board noted that the Advisor has committed significant additional resources to the operation of the Predecessor Funds in recent years. While maintaining continuity of the management of the Funds, the Advisor has also been increasing its capabilities by adding additional investment management staff and upgrading systems.


        Subsequent to May 2002, the Boards of Directors/Trustees continued to receive regular updates on the performance of each of the Predecessor Funds and other matters relevant to the performance of the Advisor.


        On February 11, 2003, the Board of Trustees considered and approved the current Investment Advisory Agreements between the Advisor and the Trust, on behalf of the Funds ("Current Advisory Agreements"). The Current Advisory Agreements are substantially similar to the Predecessor Advisory Agreements in all material respects, including the term, except as discussed further below. The Current Advisory Agreements will expire on May 21, 2003, unless the continuation of the Current Advisory Agreements for a one-year period is approved by the Board on or before May 21, 2003. When considering the approval of the Current Advisory Agreements, the Board considered the fact that (a) all but one of the members of the Board had participated in the review of the Predecessor Advisory Agreements in May 2002, and had been receiving regular updates on the performance of each of the Funds and other matters relevant to the performance of the Advisor after that date; and (b) the Current Advisory Agreements are substantially similar to those of the Predecessor Advisory Agreements in all material respects, including the term (which will expire on May 21, 2003, subject to review and approval by the Board of the continuation of the Current Advisory Agreements for a one-year period.

        Shareholders of the Funds also approved the Current Advisory Agreements following a vote of the shareholders of the Predecessor Funds in connection with their approval of the reorganization of each series of the Predecessor Funds into the corresponding Funds of the Trust at a shareholder meeting held on April 28, 2003.


        As under the terms of the Predecessor Advisory Agreements with respect to the Predecessor Funds, under the Current Advisory Agreements with respect to the Funds, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board.


        If not sooner terminated, each Current Advisory Agreement will continue in effect until May 21, 2003, and for successive one-year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Current Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each Current Advisory Agreement is terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days' written notice to the Trust. Each Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

        Under the Predecessor Advisory Agreement, the Fund paid the Advisor an annual fee for the services performed based on a percentage of the Fund's average daily net assets, computed daily and paid monthly. For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Fund, computed daily and paid daily, at an annual rate of 0.35% of net assets of the Fund.

        For the fiscal year ended December 31, 2000, the Advisor received fees in the amount of $407,379. For the fiscal year ended December 31, 2001, the Advisor received fees in the amount of $507,202. For the fiscal year ended December 31, 2002, the Advisor received fees in the amount of $526,689. For all periods, the fees paid by the Fund were paid when it was a Predecessor Fund.

        Administrator. In addition to serving as the Advisor to the Fund, MCM also serves as the administrator ("Administrator") for the Fund, the other series of the Trust, and @Vantage. Pursuant to an administration agreement effective April 30, 2003 (the "Administration Agreement"), MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Funds; (ii) monitoring and coordinating the activities of the Funds' other service providers; (iii) providing fund accounting functions, including overseeing the computation of each Fund's net asset value; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.


        The Administration Agreement permits MCM to enter into an agreement with one or more third-parties pursuant to which such third-parties may provide sub-administrative services to the Funds. Accordingly, MCM has entered into sub-administration agreements with State Street Bank and Trust Company ("State Street"), the Funds' former administrator, and FDI Distribution Services, Inc., an affiliate of the Funds' distributor, to provide certain administrative services to the Funds.


        As compensation for its administrative services, MCM receives an annual fee based upon a percentage of the average daily net assets of the Funds. For the period from June 1, 2002 through May 31, 2003, MCM has agreed to limit the total amount it may receive in the aggregate from the Trust and @Vantage to $3.9 million for its services as administrator, after payment by MCM of sub-administration fees to the Funds' sub-administrators.

        For the fiscal year ended December 31, 2000, State Street received fees in the amount of $57,266. For the fiscal year ended December 31, 2001, State Street received fees in the amount of $143,793. For the period January 1, 2002 through May 31, 2002, State Street received fees in the amount of $70,073. For the period June 1, 2002 through December 31, 2002, MCM received $112,865. For all periods, the fees paid by the Fund were paid when it was a Predecessor Fund.


        Distributor. The Fund's Distributor is Funds Distributor, Inc. and its principal office is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Trust has entered into a distribution agreement, under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The

Distributor receives no compensation for its services but receives fees under a Combined Distribution and Service Plan, described more fully below. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund although it is not obligated to sell any particular amount of shares.


        Distribution and Services Arrangements. The Fund has adopted a Distribution and Service Plan ("Plan"), pursuant to which it uses its assets to finance activities relating to distribution of its shares and the provision of certain shareholder services. Under the Plan, the Fund pays the Distributor an annual service fee of up to 0.25% of the value of average daily net assets of the Fund and an annual distribution fee at the rate of up to 0.10% of the value of average daily net assets of the Fund.


        Under the Plan, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. These shareholder services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer processable tapes of all transactions by shareholders and serving as the primary source of information to shareholders in answering questions concerning the Fund and their transactions with the Fund.

        Under the terms of the Plan, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Trustees"). The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval. All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Pursuant to the Plan, the Distributor will provide the Board of Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

        The Plan permits payments to be made by the Fund to the distributor and others for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services, including but not limited to the payment of compensation, including incentive compensation, to Service Organizations to obtain various distribution-related services for the Fund. The distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payments by the Fund to the distributor and others for the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the distributor and accruals for interest on the amount of distribution expenses incurred by the distributor.

        The Trustees have determined that the Plan will benefit the Trust and its respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale;
(ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Fund; and (iv) maintaining a competitive sales structure in the mutual fund industry.


        The Distributor expects to pay sales commissions to dealers authorized to sell the Fund's shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Fund or its shareholders.


        During the fiscal year ended December 31, 2000, the Fund paid the Distributor service fees in the amount of $290,985 and distribution fees in the amount of $116,394. During the fiscal year ended December 31, 2001, the Fund paid the Distributor service fees in the amount of $362,287 and distribution fees in the amount of $144,915. During the fiscal year ended December 31, 2002, the Fund paid the Distributor service fees in the amount of $376,206 and distribution fees in the amount of $150,483. For all periods, the fees paid by the Fund were paid when it was a Predecessor Fund.

        The following amounts paid by the Fund to the Distributor by the Fund (when it was a Predecessor Fund) under its Plan during the fiscal year ended December 31, 2002 were spent on:

                    PRINTING AND MAILING                                                                INTEREST
                     OF PROSPECTUSES TO       COMPENSATION     COMPENSATION       COMPENSATION         CARRYING OR
                     OTHER THAN CURRENT           TO                TO                 TO             OTHER FINANCING
   ADVERTISING          SHAREHOLDERS          UNDERWRITERS        DEALERS        SALES PERSONNEL         CHARGES
---------------------------------------------------------------------------------------------------------------------
     --                      --                     --              $526,689            --                  --


        Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian ("State Street" or "Custodian") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street keeps the books of account for the Fund.

        Transfer and Dividend Disbursing Agent. PFPC Inc. ("Transfer Agent"), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement with the Trust and @Vantage under which the Transfer Agent (i) issues and redeems shares of the Fund; (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Fund; (v) makes periodic reports to the Board concerning the operations of the Fund and (vi) conducts certain anti-money laundering activities on behalf of the Fund.

        Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board considered the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Trust in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Fund and whether or not the Custodian or the Transfer Agent is affiliated with the Trust or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

        Except as noted in this SAI, the Fund's service contractors bear all expenses in connection with the performance of its services and the Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust that are not readily identifiable as belonging to a particular investment portfolio of the Trust are allocated among all investment portfolios of the Trust by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the other series of the Trust as applicable. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODES OF ETHICS

        The Trust, @Vantage and the Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, @Vantage and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). The Distributor has also adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC's website at http:\\www.sec.gov.

                             PORTFOLIO TRANSACTIONS

        Subject to the general supervision of the Board of Trustees, the Advisor causes investment decisions for the Fund to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Fund.

        Consistent with the Advisory Agreement, the Advisor selects broker-dealers to execute transactions on behalf of the Fund using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer's risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

        In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Fund and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients.

        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

        The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to the rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving best execution, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.


        Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisor generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed above.


        Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

        The Fund will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

        Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.


        The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, the Distributor, or their affiliates.


        The Fund does not intend to seek profits through short-term trading. Since the Fund will invest only in short-term debt instruments, brokerage commissions will not normally be paid, and portfolio turnover is not expected to have a material effect on the net income of the Fund. The Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.


        The Trust is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of December 31, 2002, the Fund (when it was a Predecessor Fund) held securities of Lehman Brothers Holdings, Inc. valued at $29,756,251 and Deutsche Bank AG valued at $4,999,656.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Purchases. Purchases and redemptions are discussed in the Fund's Prospectus and such information is incorporated herein by reference.

        Differing types of Customer Accounts over which Institutional Investors exercise substantial investment discretion may be used to purchase Fund shares, including trust accounts. Investors purchasing Fund shares may include officers, directors, or employees of Comerica Bank or its affiliated banks.

        In-Kind Purchases. Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Fund at
(800) 438-5789 for more information.

        Retirement Plans. Shares of any of the Fund may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs and Education Savings Accounts ("ESAs"). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account.


        Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form.


        Redemption proceeds are normally paid in cash; however, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

        Other Redemption Information. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

        In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Fund may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

                                 NET ASSET VALUE

        In seeking to maintain a stable net asset value of $1.00 per share with respect to the Fund, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

        As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, for the purpose of maintaining a stable net asset value of $1.00 per share for the Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity; reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

        Pursuant to Rule 2a-7 under the 1940 Act, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained by the Fund.

        Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

        Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

        In determining the approximate market value of portfolio investments, the Trust may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on the Trust's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

        Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Fund, which have been approved by the Board. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

        Minutes of all Pricing Committee meetings are provided to the Board and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board's input on any particular issue.

                                      YIELD

        The Fund's current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, for the seven-day period ended December 31, 2002, the annualized yield of the Fund (when it was a Predecessor Fund) was 0.61% and its effective yield was 0.61%.


        Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

        From time to time, in advertisements or in reports to shareholders, the Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices.

                                      TAXES

        The following summarizes certain additional Federal and state income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

        General. The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of
(a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year ("Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies ("Income Requirement").

        In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business.

        Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

        The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Fund expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to its investment strategy, the Fund will not typically derive net long-term capital gains.

        In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Due to its investment strategy, the Fund is unlikely to derive a material amount of such "qualifying dividends."

        If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

        Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

        The Trust will be required in certain cases to withhold and remit to the United States Treasury 30% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

        Disposition of Shares. Upon redemption, sale or exchange of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the Fund continuously maintains a net asset value of $1.00 per share, a shareholder of the Fund will not recognize gain or loss upon a sale or exchange of such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

        Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

        Constructive Sales. IRS rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

        Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

        Other Taxation. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

        The Trust is a Delaware statutory trust. Under the Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust's Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of the Trust into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.


        Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest of the Trust representing interests in the Fund. The Fund offers Class L shares.


        The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of the Fund. The Multi-Class Plan provides that shares of a class of the Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

        In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Trust's other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of the Fund are entitled to participate in the net distributable assets of the particular Fund involved, based on the number of shares of the Fund that are held by each shareholder.

        Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class L Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund's Class L shares. Further, shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of a Fund affected by the matter. A Fund is affected by a matter unless
(i) it is clear that the interests of the Fund in the matter are substantially identical to the other Funds of the Trust or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular Fund.

        Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares of the Fund have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by the Trust.

        Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders' meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

        The Trust's Declaration of Trust, as amended, authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's Board of Trustees may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

        Notwithstanding any provision of law requiring a greater vote of the Trust's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Trust's Declaration of Trust, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and the Trust's other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

                                OTHER INFORMATION

        Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Fund and serves as counsel to the Trust. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

        Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Trust's independent auditors.


        Control Persons and Principal Holders of Securities. As of April 1, 2003, the following person(s) owned of record or were known by the Fund to own beneficially 5% or more of the shares of the Fund (when it was a Predecessor
Fund).

                                                          PERCENTAGE OF TOTAL
        NAME AND ADDRESS                                  SHARES OUTSTANDING
        ----------------------------------------------------------------------
        National Financial Services Corp                  99.885
        For the Exclusive Benefit Of Our Customers
        Attn: Mutual Funds 5th Fl
        P O Box 3908 Church Street Station
        New York NY 10008-3908

        Shareholders of record with more than 25% of the outstanding shares of the Fund are believed to be held only as nominee.


        Shareholder Approvals. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                             REGISTRATION STATEMENT

        This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

        Statements contained herein and in the Fund's Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.


                         ANNUAL FUND OPERATING EXPENSES

        Unless otherwise noted, the Fund's expense ratio, identified as "Annual Fund Operating Expenses" in the Prospectus expense tables, reflects the Fund's actual operating expenses for its most recent fiscal year as a percentage of the Fund's average net assets for the year. Because the percentage is based on the Fund's "average" net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of the Trust's other Funds), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

                              FINANCIAL STATEMENTS

        The financial statements of the Fund (when it was a Predecessor Fund) including the notes thereto, dated December 31, 2002 have been audited by Ernst & Young LLP, independent auditors, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of December 31, 2002. The information under the caption "Financial Highlights" for the period from commencement of operations through December 31, 2002, appearing in the Prospectus dated April 30, 2003 has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

        The financial statements of the Trust for the period prior to the reorganization and redomiciliation of the Predecessor Funds as series of the Trust, which are attached contain the following:

        .       Report of Ernst & Young LLP, Independent Auditors.
        .       Statement of Assets and Liability.
        .       Statement of Operations.
        .       Notes to Financial Statements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder of Munder Series Trust:

We have audited the accompanying statement of asset and liability of Munder Series Trust (the "Trust"), as of April 8, 2003, and the related statement of operations for the period from February 3, 2003 to April 8, 2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the Munder Series Trust at April 8, 2003, and the results of its operations for the period from February 3, 2003 to April 8, 2003, in conformity with accounting principles generally accepted in the United States.

                                                     ERNST & YOUNG LLP

Boston, Massachusetts

April 8, 2003
                                       40

                              Munder Series Trust
                        Statement of Asset and Liability
                                 April 8, 2003


ASSET:
  Cash                                                                 $117,000
                                                                       --------
    Total Asset                                                         117,000
                                                                       --------

LIABILITY:
  Due to affiliate                                                       17,000
                                                                       --------
    Total Liability                                                      17,000
                                                                       --------
    NET ASSETS                                                         $100,000
                                                                       ========

NET ASSETS CONSIST OF:
  Paid-in capital                                                      $117,000
  Accumulated net investment loss                                       (17,000)
                                                                       --------
    NET ASSETS                                                         $100,000
                                                                       ========

                       See Notes to Financial Statements

                              Munder Series Trust
                            Statement of Operations
             For the Period From February 3, 2003 to April 8, 2003

INVESTMENT INCOME                                                      $     --

EXPENSES:
   Trustee fees and expenses                                             17,000
                                                                       --------
      Total                                                              17,000
                                                                       --------

NET INVESTMENT LOSS                                                    $(17,000)
                                                                       ========

                       See Notes to Financial Statements

                              Munder Series Trust

                         Notes to Financial Statements

                                 April 8, 2003


1.   Organization

     Munder Series Trust (a Delaware Trust) (the "Trust") was organized on February 3, 2003 and has had no operations since that date other than matters relating to its organization. Munder Series Trust was formed solely for the purpose of completing an Agreement and Plan of Reorganization and Redomiciliation of each Fund of ST. Clair Funds, Inc., The Munder Framlington Funds Trust, The Munder Funds, Inc. and The Munder Funds Trust.

2.   Significant Accounting Policies

     Organization Costs: Costs relating to the organization of the Trust will be borne by Munder Capital Management, the sole contributor of capital to the Trust, except for $17,000 of Trustee fees and expenses.

     Accounting Estimates: The Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3.   Due to Affiliate

     Due to Affiliate represents a payable to Munder Capital Management to reimburse it for payments made to the Trustee on behalf of the Trust.

                                    APPENDIX

- RATED INVESTMENTS -

CORPORATE BONDS

From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

        "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa":   Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

        "A":    Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        "Ba":   Bonds that are rated "Ba" are judged to have speculative
elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        "B":    Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        "Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

        Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

        From Standard & Poor's Corporation ("S&P") description of its bond ratings:

        "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        "AA":   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

        "A":    Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

        From Fitch Ratings, Inc. ("Fitch") description of its bond ratings:

        "AAA": "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        "AA":   "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        "A":    "A" ratings denote a low expectation of credit risk. The
capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in economic conditions than is the case for higher ratings.

        "BBB": "BBB" ratings indicated that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        "BB":   "BB" ratings indicate that there is a possibility of credit risk developing, particularly as a result of economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

        "B":    "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon sustained, favorable business and economic environment.

        "CCC," "CC" and "C": Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business and economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

COMMERCIAL PAPER

        The rating "Prime-1 or P-1" is the highest commercial paper rating assigned by Moody's. These issuers (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return of funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Instruments rated "Prime-2 or P-2" are offered by issuers (or supporting institutions) that have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" is rated in the highest category assigned by S&P and indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated "A-1+." This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Commercial paper rated "A-2" by S&P is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        The highest rating category assigned by Fitch is "F1", which indicates the strongest capacity for timely payment of financial commitments. Certain obligations may be designated "F1+" to denote any exceptionally strong credit feature. Commercial paper rated "F2" represents a good credit quality with a satisfactory capacity for timely payment of financial commitments, but a margin of safety that is not as great as in the case of the higher ratings.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

(a)(i) Certificate of Trust of the Registrant is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 3, 2003.

(a)(ii)             Declaration of Trust of the Registrant is filed herein.

(b)                 By-Laws of the Registrant is filed herein.

(c)                 Not Applicable.

(d)(i) Form of Investment Advisory Agreement between the Registrant and Munder Capital Management is filed herein.

(d)(ii) Form of Investment Advisory Agreement between Registrant and World Asset Management, a division of Munder Capital Management LLC is filed herein.

(d)(iii) Form of Investment Sub-Advisory Agreement among Registrant, Munder Capital Management and Framlington Overseas Investment Management is filed herein.

(e) Form of Distribution Agreement between Registrant and Funds Distributor, Inc. is filed herein.

(f)                 Not Applicable.

(g)(i) Master Custodian Agreement between Registrant and State Street Bank and Trust Company is filed herein.

(g)(ii) Amendment No. 1 to Master Custodian Agreement between Registrant and State Street Bank and Trust Company is filed herein.

(g)(iii) Form of Amendment No. 2 to Master Custodian Agreement between Registrant and State Street Bank and Trust Company is filed herein.

(h)(i) Form of Administration Agreement between Registrant and Munder Capital Management is filed herein.

(h)(ii) Form of Transfer Agency and Registrar Agreement between Registrant and PFPC, Inc. is filed herein.

(i) Opinion and Consent of Counsel is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 3, 2003.

(j)                 Consent of Independent Auditor is filed herein.

(k)           Not Applicable.

(l)           Initial Subscription Agreement is filed herein.

(m)           Form of Distribution and Service Plan is filed herein.

(n)           Form of Multi-Class Plan is filed herein.

(p)(i) Code of Ethics of the Registrant and Munder Capital Management is filed herein.

(p)(ii) Code of Ethics of Framlington Overseas Investment Management is filed herein.

(q)           Powers of Attorney are filed herein.

Item 24.  Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.  Indemnification

     Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 17 of the form of Distribution Agreement filed as Exhibit (e) to the Registrant's Registration Statement. Indemnification of Registrant's Custodian is provided for, respectively, in Section 14 of the Master Custodian Agreement filed as Exhibit (g) to the Registrant's Registration Statement. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     In addition, Section 3 of Article VII of the Registrant's Declaration of Trust filed as Exhibit (a)(ii) to the Registrant's Registration Statement provides that, subject to certain exceptions and limitations contained in the Declaration of Trust, each Trustee or officer of the Registrant ("Covered Person") shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

     The Registrant's financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant's personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither "interested persons" of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under
Section 3.

     Section 2 of Article VII of the Registrant's By-Laws filed as Exhibit (b) to the Registrant's Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan ("Other Position") and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys' fees) actually incurred by him or her in connection with such proceeding to the maximum extent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended ("1940 Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     Section 7 of Article III of the Registrant's Declaration of Trust, filed as Exhibit (a)(ii) to the Registrant's Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:

     If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

Item 26. Business and Other Connections of Investment Advisors

(a) Munder Capital Management performs investment advisory services for Registrant and other investment companies and institutional and individual investors.

          Name                    Position with Advisor
          Munder Group L.L.C.     Partner
          WAM Holdings, Inc.      Partner
          WAM Holdings II, Inc.   Partner
          Enrique Chang           President and Chief Investment Officer
          Paul T. Cook            Director, Technology Investing
          Elyse G. Essick         Vice President and Chief Marketing Officer
          Sharon E. Fayolle       Vice President and Director of Cash Management
          Peter K. Hoglund        Chief Administrative Officer
          Todd B. Johnson         Chief Executive Officer of World Asset
                                  Management, a division of Munder Capital
                                  Management
          Anne K. Kennedy         Vice President and Director of Portfolio
                                  Management
          Beth Obear              Director of Human Resources
          Peter G. Root           Vice President and Chief Investment Officer,
                                  Fixed Income
          James C. Robinson       Chairman and Chief Executive Officer
          Stephen J. Shenkenberg  Executive Vice President, General Counsel,
                                  Chief Compliance Officer and Secretary

For further information relating to the Investment Advisor's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Munder Capital Management. SEC File No. 801-48394.

Framlington Overseas Investment Management Limited

          Name                    Position with Sub-Advisor
          Warren J. Colman        Director
          Gary C. Fitzgerald      Director
          Jean-Luc Schilling      Director
          Michael A. Vogel        Director
          Robert Jenkins          Portfolio Manager

For further information relating to the Sub-Advisor's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Framlington Overseas Investment Management Limited, SEC File No. 801-42074.

Item 27. Principal Underwriters

(a) Funds Distributor, Inc. ("FDI"), is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI is an indirectly wholly-owned subsidiary of The BISYS Group, Inc. FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI acts as principal underwriter of the following investment companies other than the Registrant:

          GMO Trust
          LaSalle Partners Funds, Inc.
          LMCG Funds
          Merrimac Series
          The Montgomery Funds I
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds, Inc.
          The Munder Funds Trust
          National Investors Cash Management Fund, Inc.
          The Saratoga Advantage Trust
          Skyline Funds
          St. Clair Funds, Inc.
          TD Waterhouse Family of Funds, Inc.
          TD Waterhouse Trust UAM Funds, Inc.
          UAM Funds, Inc. II
          UAM Funds Trust

(b)

Name and Principal      Position and Offices with Funds     Position and Offices
Business Address*       Distributor, Inc.                   with Registrant
----------------------- -------------------------------     --------------------
Lynn J. Mangum          Director                            None
William J. Tomko        President                           None
Kevin J. Dell           Secretary                           None
Edward S. Forman        Assistant Secretary                 None
Dennis R. Sheehan       Director/Treasurer                  None
Donald W. Blodgett, Jr. Financial Operations Officer        None
Charles L. Booth        Vice President/Assistant Compliance None
                        Officer
Richard F. Frio         Chief Compliance Officer/Executive  None
                        Representative Supervising
                        Principal

* 60 State Street, Suite 1300, Boston, Massachusetts 02109

(c)      Not Applicable

Item 28. Location of Accounts and Records

(a) Munder Capital Management, 480 Pierce Street or 255 East Brown Street, Birmingham, Michigan 48009 (records relating to its functions as investment advisor and administrator);

(b) Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109 (records relating to its functions as distributor and sub-administrator);

(c) PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110 or 4400 Computer Drive, Westborough, Massachusetts 01581 (records relating to its functions as transfer agent); and

(d) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its functions as custodian and sub-administrator).

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham, State of Michigan on the 10/th/ day of April, 2003.

                                                MUNDER SERIES TRUST

                                                /s/ James C. Robinson
                                                --------------------------------
                                                By: James C. Robinson, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities on the date(s) indicated.

Signatures                               Title                       Date
----------                               -----                       ----
*/s/ David J. Brophy                    Trustee                  April 10, 2003
 --------------------------
David J. Brophy

*/s/ Joseph E. Champagne                Trustee                  April 10, 2003
 --------------------------
Joseph E. Champagne

*/s/ Thomas D. Eckert                   Trustee                  April 10, 2003
 --------------------------
Thomas D. Eckert

*/s/ Charles W. Elliott                 Trustee                  April 10, 2003
 --------------------------
Charles W. Elliott

*/s/ John Engler                        Trustee                  April 10, 2003
 --------------------------
John Engler

*/s/ Michael T. Monahan                 Trustee                  April 10, 2003
 --------------------------
Michael T. Monahan

*/s/ Arthur T. Porter                   Trustee                  April 10, 2003
---------------------------
Arthur T. Porter

*/s/ John Rakolta, Jr.                  Trustee                  April 10, 2003
 --------------------------
John Rakolta, Jr.

/s/ James C. Robinson                  President                 April 10, 2003
---------------------------
James C. Robinson            (Principal Executive Officer)

/s/ Peter K. Hoglund                Vice President               April 10, 2003
---------------------------
Peter K. Hoglund             (Principal Executive Officer)

/s/ Cherie N. Ugorowski                Treasurer                 April 10, 2003
---------------------------
Cherie N. Ugorowski          (Principal Executive Officer)

* By: /s/ Stephen J. Shenkenberg
      --------------------------
      Stephen J. Shenkenberg
      as Attorney-in-Fact

                               MUNDER SERIES TRUST

                                  EXHIBIT INDEX

Exhibit Number   Exhibit
--------------   -------
(a)(ii)          Declaration of Trust of the Registrant

(b)              By-Laws of the Registrant

(d)(i) Form of Investment Advisory Agreement between the Registrant and Munder Capital Management

(d)(ii) Form of Investment Advisory Agreement between Registrant and World Asset Management, a division of Munder Capital Management LLC

(d)(iii) Form of Investment Sub-Advisory Agreement among Registrant, Munder Capital Management and Framlington Overseas Investment Management

(e)              Form of Distribution Agreement between Registrant and Funds
                 Distributor, Inc.

(g)(i) Master Custodian Agreement between Registrant and State Street Bank and Trust Company

(g)(ii) Amendment No. 1 to Master Custodian Agreement between Registrant and State Street Bank and Trust Company

(g)(iii) Form of Amendment No. 2 to Master Custodian Agreement between Registrant and State Street Bank and Trust Company

(h)(i) Form of Administration Agreement between Registrant and Munder Capital Management

(h)(ii) Form of Transfer Agency and Registrar Agreement between Registrant and PFPC, Inc.

(j)              Consent of Independent Auditor

(l)              Initial Subscription Agreement

(m)              Form of Distribution and Service Plan

(n)              Form of Multi-Class Plan

(p)(i)           Code of Ethics of the Registrant and Munder Capital Management

(p)(ii)          Code of Ethics of Framlington Overseas Investment Management

(q)              Powers of Attorney